UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-09301

TIAA-CREF FUNDS
(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip code)

Jeremy D. Franklin, Esq.
TIAA-CREF Funds
8500 Andrew Carnegie Blvd.
Charlotte, N.C. 28262-8500
(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Item 1. Reports to Stockholders.

TIAA-CREF Funds	April 30, 2022

TIAA-CREF
Equity Funds

The semiannual report contains the financial statements (unaudited).

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Growth & Income Fund	TIGRX	TGIHX	TRPGX	TRGIX	TIIRX	TGIWX
Large-Cap Growth Fund	TILGX	TILHX	TILPX	TILRX	TIRTX	TILWX
Large-Cap Value Fund	TRLIX	TRLHX	TRCPX	TRLCX	TCLCX	TRLWX
Mid-Cap Growth Fund	TRPWX	TCMHX	TRGPX	TRGMX	TCMGX	—
Mid-Cap Value Fund	TIMVX	TRVHX	TRVPX	TRVRX	TCMVX	—
Quant Small-Cap Equity Fund	TISEX	TSCHX	TSRPX	TRSEX	TCSEX	TSCWX
Quant Small/Mid-Cap Equity Fund	TSMWX	TSMNX	TSMMX	TSMOX	TSMEX	TSMUX
Social Choice Equity Fund	TISCX	TICHX	TRPSX	TRSCX	TICRX	—
Social Choice Low Carbon Equity Fund	TNWCX	TCCHX	TPWCX	TEWCX	TLWCX	—
Emerging Markets Equity Fund	TEMLX	TEMHX	TEMPX	TEMSX	TEMRX	TEMVX
International Equity Fund	TIIEX	TIEHX	TREPX	TRERX	TIERX	TIEWX
International Opportunities Fund	TIOIX	TIOHX	TIOPX	TIOTX	TIOSX	TIOVX
Quant International Small-Cap Equity Fund	TIISX	TAISX	TPISX	TTISX	TLISX	TAIWX
Social Choice International Equity Fund	TSONX	TSOHX	TSOPX	TSOEX	TSORX	—

Semiannual
Report

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the TIAA-CREF Funds’ (the “Funds”) annual and semiannual shareholder reports will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on TIAA’s website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either (1) updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or (2) contacting your financial intermediary (such as a broker/dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Funds or through a TIAA Account, or to all funds held through your financial intermediary.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Funds listed on the cover of this report.

This semiannual report contains information about certain TIAA-CREF Funds and describes their results for the six months ended April 30, 2022. The report contains four main sections:

•	A letter from Brad Finkle, Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of April 30, 2022.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our websites at TIAA.org or nuveen.com, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	3

Brad Finkle

Letter to investors

Global stocks lost ground for the six months ended April 30, 2022. As inflation climbed higher during the period, the Federal Reserve responded by tightening monetary policy, raising short-term interest rates and indicating that further increases were likely. However, some international economies continued to grow, despite rising prices and the impact of Russia’s invasion of Ukraine. For the six months:

•	The Russell 3000® Index, which measures the performance of the broad U.S. stock market, returned –11.8%. Please see page 8 for benchmark definitions.
•	The MSCI EAFE® Index, which represents stocks in 21 developed-markets nations outside North America, also returned –11.8%.
•	The MSCI Emerging Markets Index, which tracks the performance of stocks in 24 developing nations, returned –14.2%.
•	All 14 of the TIAA-CREF Equity Funds produced negative returns. Four of the funds outperformed their respective benchmarks for the period.

U.S. economic growth was mixed

Domestic stocks recorded losses for the six months as inflation and rising interest rates weighed on financial markets. The U.S. economy expanded in the fourth quarter of 2021 but contracted in the first quarter of 2022. A widening trade gap and lower government spending contributed to the slowdown, but spending by consumers and businesses remained strong. Unemployment fell to rates approaching pre-pandemic lows. In addition to raising short-term interest rates, the Fed indicated that it intends to reduce its portfolio of bonds that had been purchased to support the economy.

For the six months, small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Foreign developed markets posted losses

Foreign developed-markets stocks declined despite sustained economic growth in many countries. The economies in the 19-nation euro area grew at a moderate rate in the fourth quarter of 2021 and the first quarter of 2022. The United Kingdom’s economy grew at a similar pace through February 2022. Among developing markets, the Chinese economy continued to expand at a solid pace through the first quarter of 2022. The European Central Bank left its benchmark rates unchanged but said it may end its bond-buying program in the third quarter of 2022. The Bank of England raised its benchmark interest rate to 0.75%.

Emerging markets trailed U.S. and foreign developed equities

Emerging-markets stocks posted losses for the period. Thirteen of the 24 countries tracked by the MSCI Emerging Markets Index recorded gains in U.S. dollar-terms. But China, which accounted for more than 30.0% of the index’s weighting at period-end, posted a larger decline than the index. Taiwan, India and South Korea, which represented more than 40.0% of the index’s weighting collectively, each registered losses as well.

4	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Four funds outpaced their benchmarks

All of the 14 TIAA-CREF funds produced negative returns, though four outperformed their respective benchmarks. Performance ranged from a return of –3.6% by the Mid-Cap Value Fund to a return of –28.7% by the Mid-Cap Growth Fund.

Fund performances generally reflected market trends favoring larger-cap and value-oriented stocks. The Mid-Cap Value Fund’s return outpaced the Russell Midcap® Value Index. The Large-Cap Value Fund returned –5.4%, trailing the Russell 1000® Value Index.

The Quant Small/Mid-Cap Equity Fund returned –11.3% and outpaced the Russell 2500® Index, while the Quant Small-Cap Equity Fund outperformed its benchmark, the Russell 2000® Index, with a return of –14.1%.

The Social Choice Equity Fund returned –12.3%, and the Social Choice Low Carbon Equity Fund returned –12.9%. Both funds trailed their shared benchmark, the Russell 3000 Index.

The Growth & Income Fund returned –13.0%, lagging its benchmark, the S&P 500® Index. The Large-Cap Growth Fund returned –23.3% and trailed the Russell 1000® Growth Index. The Mid-Cap Growth Fund also lagged its benchmark, the Russell Midcap® Growth Index.

Among foreign funds, the Social Choice International Equity Fund returned –12.1%, and the International Equity Fund returned –16.8%. Both funds trailed their shared benchmark, the MSCI EAFE Index.

The Quant International Small-Cap Equity Fund returned –12.7%, outperforming the MSCI All Country World (ACWI) ex USA Small Cap Index.

The Emerging Markets Equity Fund returned –15.4% and lagged its benchmark, the MSCI Emerging Markets Index. The International Opportunities Fund returned –21.7%, trailing the MSCI All Country World (ACWI) ex USA Index.

A detailed overview of the financial markets during the six-month period appears on page 6, and a discussion of how each fund performed in relation to its benchmark begins on page 10.

Keeping a focus on long-term goals

Investors may have been understandably concerned about the volatility in financial markets during the first four months of 2022. After well over a decade of generally favorable conditions, markets now face new challenges in the form of rising inflation and its implications for higher interest rates. But periods of volatility and economic uncertainty are not new, and history has shown that timing the market is nearly impossible. However, we believe that no matter what the economic outlook may be, maintaining a diversified portfolio that includes stocks, bonds and other asset classes as part of a long-term, well-thought-out financial plan is a wise course of action. A professionally managed portfolio of multiple asset classes can help investors achieve the appropriate balance of risk and reward to reach their long-term investment objectives. Of course, diversification cannot guarantee against market losses.

If you have any questions or would like to discuss the status of your portfolio, please do not hesitate to contact your financial advisor or call a TIAA financial consultant at 800-842-2252. We are here to help you.

/s/ Brad Finkle

Brad Finkle
Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	5

Market monitor

Equity markets declined across the board

For the six months ended April 30, 2022, U.S. stocks lost ground primarily due to concerns over the economic impact of rising inflation and higher interest rates. The Russell 3000® Index, a broad measure of U.S. stock market performance, returned –11.8%. International developed- and emerging-markets equities also posted double-digit declines.

U.S. economy produced mixed results

The U.S. economy grew at a robust pace early in the period. A strong labor market helped drive consumer spending increases, pushing the economy forward despite ongoing concerns over COVID-19 variants and significant supply-chain disruptions. Real gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at an annualized rate of 6.9% in the final three months of 2021. However, GDP contracted by 1.5% in the first quarter of 2022, according to the government’s “second” estimate. A widening trade deficit and lower government spending contributed to the reversal, although consumer and business spending remained strong.

The unemployment rate continued to decline during the period, falling from 4.2% in November 2021 to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% over the twelve months ended in April 2022. The price of oil climbed amid continuing strong demand and supply concerns related to Russia’s invasion of

Small-cap growth stocks posted biggest losses

U.S. large-cap value stocks performed best in a down market

Source: U.S. large-cap growth: Russell 1000® Growth Index; U.S. large-cap value: Russell 1000 Value Index; U.S. mid-cap growth: Russell Midcap® Growth Index; U.S. mid-cap value: Russell Midcap Value Index; U.S. small-cap growth: Russell 2000® Growth Index; U.S. small-cap value: Russell 2000 Value Index; Foreign developed markets: MSCI EAFE® Index; Emerging markets: MSCI Emerging Markets Index. Six-month returns as of April 30, 2022.

Ukraine. The price of West Texas Intermediate (WTI) crude oil rose from $84 per barrel on November 1, 2021, to almost $105 per barrel on April 30, 2022. WTI oil prices peaked at nearly $124 in March, reaching their highest level since 2008. Meanwhile, the U.S. dollar generally gained ground against other major currencies during the six-month period.

Small-cap stocks and growth shares declined most

Among U.S. stock market investment styles, small-cap shares generally trailed mid- and large-cap stocks, while growth equities underperformed value shares in all size categories. Large-cap stocks returned –11.3%, while mid-cap stocks returned –12.5% and small-cap shares returned –18.4%. Among large caps, value stocks returned –3.9% while growth shares returned –17.8%. In the mid-cap category, value shares returned –4.8% and growth stocks returned –25.4%. Among small-cap equities, value stocks returned –9.5% and growth shares returned –26.8%. (Returns by investment style and capitalization size are based on the Russell indexes.)

Foreign stocks also recorded losses for the period. The MSCI EAFE® Index, which tracks stock performance in 21 developed-markets countries outside North America, returned –11.8%. The MSCI Emerging Markets Index returned –14.2%.

Higher inflation prompted Fed to raise rates

For the six-month period, U.S. stocks lost ground as inflation and interest rates rose. The Federal Reserve increased the federal funds target rate in March, raising the key short-term interest-rate measure to 0.25%–0.50%. Policymakers, focused on curbing inflation, signaled that additional rate increases would be ongoing. The Fed also stated it would begin trimming its portfolio of bonds previously purchased to boost the economy. Meanwhile, yields on U.S. fixed-income securities across all maturities rose during the period.

6	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our websites at TIAA.org or nuveen.com; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT filings. Form N-CSR filings are as of October 31 or April 30; Form N-PORT filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link under Get Help at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	7

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI All Country World ex USA Index measures the performance of large- and mid-cap stocks in 46 developed-and emerging-markets countries, excluding the United States.

The MSCI EAFE® Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 24 emerging-markets countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Mid-cap indexes

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher relative forecasted growth rates and price/book ratios.

The Russell Midcap Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower relative forecasted growth rates and price/book ratios.

Small/mid-cap index

The Russell 2500® Index is a subset of the Russell 3000 Index and measures the smallest 2,500 companies, covering small- and mid-cap market capitalizations, in the Russell 3000 Index.

Small-cap indexes

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

The MSCI ACWI ex USA Small Cap Index measures the performance of small-cap stocks in 22 developed-markets countries, excluding the United States, and 24 emerging-markets countries.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

8	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2021–April 30, 2022).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	9

Growth & Income Fund

Expense example

Six months ended April 30, 2022

Growth & Income Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$ 1,000.00	$870.09	$ 1.85
Advisor Class	1,000.00	869.25	2.32
Premier Class	1,000.00	869.65	2.55
Retirement Class	1,000.00	869.40	3.01
Retail Class	1,000.00	869.29	2.60
Class W	1,000.00	871.90	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.81	2.01
Advisor Class	1,000.00	1,022.32	2.51
Premier Class	1,000.00	1,022.07	2.76
Retirement Class	1,000.00	1,021.57	3.26
Retail Class	1,000.00	1,022.02	2.81
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.40% for the Institutional Class, 0.50% for the Advisor Class, 0.55% for the Premier Class, 0.65% for the Retirement Class, 0.56% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Information technology	27.9
Health care	14.7
Financials	10.9
Consumer discretionary	9.9
Industrials	9.6
Consumer staples	7.5
Communication services	6.9
Energy	4.4
Materials	4.0
Utilities	2.0
Real estate	1.8
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Performance for the six months ended April 30, 2022

The Growth & Income Fund returned –12.99% for the Institutional Class, compared with the –9.65% return of its benchmark, the S&P 500® Index. For the one-year period ended April 30, 2022, the Fund returned –4.43% versus 0.21% for the index. The performance table shows returns for all share classes of the Fund.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the large-cap-oriented S&P 500 Index outperformed the Russell 3000® Index, a broad measure of the U.S. stock market, which returned –11.75%. A portion of the Russell 3000 Index consists of small-cap equities, which underperformed large caps for the period.

Most benchmark sectors declined

Seven of the eleven industry sectors in the S&P 500 Index posted losses for the six months. Communication services was the worst performer, returning –27.7%. Next came consumer discretionary and financials, returning –19.5% and –13.5%, respectively, followed by information technology—the biggest sector—returning –12.3%. Together, these four sectors represented nearly 60.0% of the index’s total market capitalization on April 30, 2022. Energy was the best performer, surging 33.9%, while the defensive consumer staples and utilities sectors gained 10.7% and 8.2%, respectively.

For the six-month period, only one of the five largest stocks in the S&P 500 Index generated a return that surpassed the overall return of the index. That stock was Apple, which performed well despite supply-chain disruptions. The remaining four stocks recorded double-digit losses. Amazon.com posted the sharpest decline, followed by Alphabet (the parent company of Google), Tesla and Microsoft.

Fund underperformed its benchmark

The Fund underperformed its benchmark as certain stock allocations did not perform as anticipated. The largest detractor was an underweight position in Berkshire Hathaway, which advanced due to several factors, including robust share buyback activity. An underweight position in Exxon Mobil also hurt relative performance given the strength in oil prices, while an overweight position in technology company salesforce.com, which performed poorly, also detracted.

On the plus side, the top contributing factor was a lack of exposure to software firm Adobe, which issued lower-than-expected revenue and earnings forecasts for fiscal 2022. Overweight positions in biopharmaceutical company AbbVie and agricultural chemicals firm CF Industries were beneficial as well.

10	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Growth & Income Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	–12.99%	–4.43%	12.18%		12.72%		0.40%	0.40%
Advisor Class	12/4/15	–13.08	–4.58	12.06		12.66	†	0.50	0.50
Premier Class	9/30/09	–13.03	–4.57	12.02		12.57		0.55	0.55
Retirement Class	10/1/02	–13.06	–4.67	11.91		12.45		0.65	0.65
Retail Class	3/31/06	–13.07	–4.66	11.88		12.39		0.69	0.69
Class W	9/28/18	–12.81	–4.03	12.51	†	12.89	†	0.40	0.00
S&P 500® Index	—	–9.65	0.21	13.66		13.67		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

Holdings by company size

% of equity investments
Market capitalization	as of 4/30/2022
More than $50 billion	70.2
More than $15 billion–$50 billion	20.3
More than $2 billion–$15 billion	9.0
$2 billion or less	0.5
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$5.66 billion
Portfolio turnover rate*	38%
Number of holdings	160
Weighted median market capitalization	$156.58 billion
Price/earnings ratio (weighted 12-month trailing average)†	24.9
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	11

Large-Cap Growth Fund

Expense example

Six months ended April 30, 2022

Large-Cap Growth Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$766.69	$ 1.80
Advisor Class	1,000.00	766.64	2.10
Premier Class	1,000.00	766.19	2.45
Retirement Class	1,000.00	765.75	2.89
Retail Class	1,000.00	765.96	2.45
Class W	1,000.00	768.32	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.76	2.06
Advisor Class	1,000.00	1,022.41	2.41
Premier Class	1,000.00	1,022.02	2.81
Retirement Class	1,000.00	1,021.52	3.31
Retail Class	1,000.00	1,022.02	2.81
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.41% for the Institutional Class, 0.48% for the Advisor Class, 0.56% for the Premier Class, 0.66% for the Retirement Class, 0.56% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Information technology	39.7
Consumer discretionary	21.3
Communication services	10.2
Health care	9.7
Industrials	9.5
Consumer staples	3.8
Financials	2.8
Energy	1.6
Materials	0.5
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

Performance for the six months ended April 30, 2022

The Large-Cap Growth Fund returned –23.33% for the Institutional Class, compared with the –17.84% return of its benchmark, the Russell 1000® Growth Index. For the one-year period ended April 30, 2022, the Fund returned –17.24% versus –5.35% for the index. The performance table shows returns for all share classes of the Fund.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned –11.75%. Small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Nearly all benchmark sectors declined

Nine of the eleven industry sectors in the Russell 1000 Growth Index posted losses for the six months. Communication services, consumer discretionary and financials were the worst performers, returning –34.7%, –22.6% and –18.9%, respectively. Information technology—the benchmark’s largest sector—returned –15.6% and was the biggest detractor from the benchmark’s performance. Together, these four sectors represented almost 80.0% of the index’s total market capitalization on April 30, 2022. Energy was the best performer, gaining 29.1%, followed by consumer staples, which rose 7.4%.

For the six-month period, two of the five largest stocks in the Russell 1000 Growth Index posted returns that surpassed the overall return of the index. Apple performed best despite supply-chain disruptions. Microsoft declined but outperformed the benchmark. The three stocks that lagged were Amazon.com, Alphabet (the parent company of Google) and Tesla.

Fund underperformed its benchmark

Several stock choices hurt the Fund’s relative return, most notably an underweight position in Apple. The next-largest detractors were overweight positions in technology company salesforce.com, which forecast a decline in annual revenue growth, and payment processing firm PayPal Holdings, which issued a disappointing sales outlook for 2022.

The top contributor to performance was a lack of exposure to Netflix, which plummeted after the company reported that it lost subscribers during the first quarter of 2022. Overweight positions in Visa, which benefited from an increase in international travel, and retailer Costco Wholesale, which experienced strong revenue growth, were also beneficial.

12	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Large-Cap Growth Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	3/31/06	–23.33%	–17.24%	15.15%		14.67%		0.40%	0.40%
Advisor Class	12/4/15	–23.34	–17.27	15.05		14.61	†	0.48	0.48
Premier Class	9/30/09	–23.38	–17.32	14.98		14.50		0.55	0.55
Retirement Class	3/31/06	–23.42	–17.44	14.86		14.37		0.65	0.65
Retail Class	3/31/06	–23.40	–17.42	14.83		14.30		0.69	0.69
Class W	9/28/18	–23.17	–16.89	15.49	†	14.83	†	0.40	0.00
Russell 1000® Growth Index	—	–17.84	–5.35	17.28		15.56		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

Holdings by company size

% of equity investments
Market capitalization	as of 4/30/2022
More than $50 billion	79.6
More than $15 billion–$50 billion	18.2
More than $2 billion–$15 billion	2.0
$2 billion or less	0.2
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$5.40 billion
Portfolio turnover rate*	46%
Number of holdings	84
Weighted median market capitalization	$228.96 billion
Price/earnings ratio (weighted 12-month trailing average)†	30.4
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	13

Large-Cap Value Fund

Expense example

Six months ended April 30, 2022

Large-Cap Value Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$946.10	$ 1.98
Advisor Class	1,000.00	945.89	2.32
Premier Class	1,000.00	945.86	2.70
Retirement Class	1,000.00	944.73	3.18
Retail Class	1,000.00	945.08	2.99
Class W	1,000.00	948.41	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.76	2.06
Advisor Class	1,000.00	1,022.41	2.41
Premier Class	1,000.00	1,022.02	2.81
Retirement Class	1,000.00	1,021.52	3.31
Retail Class	1,000.00	1,021.72	3.11
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.41% for the Institutional Class, 0.48% for the Advisor Class, 0.56% for the Premier Class, 0.66% for the Retirement Class, 0.62% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 4/30/2022
Financials	21.6
Health care	19.1
Industrials	14.1
Information technology	11.7
Energy	8.0
Communication services	6.8
Consumer discretionary	5.1
Materials	4.7
Consumer staples	3.7
Utilities	3.3
Real estate	1.0
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

Performance for the six months ended April 30, 2022

The Large-Cap Value Fund returned –5.39% for the Institutional Class, compared with the –3.94% return of its benchmark, the Russell 1000® Value Index. For the one-year period ended April 30, 2022, the Fund returned 0.56% versus 1.32% for the index. The performance table shows returns for all share classes of the Fund.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned –11.75%. Small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Benchmark sectors posted mixed results

Six of the eleven industry sectors in the Russell 1000 Value Index recorded losses for the six months. Communication services, information technology and consumer discretionary were the worst performers, returning –17.7%, –13.5% and –13.3%, respectively. Financials—the largest sector in the index—returned –13.0% and was the biggest detractor from the index’s return. Together, these four sectors accounted for more than 40.0% of the benchmark’s total market capitalization on April 30, 2022. Energy, up 34.1%, was the index’s best-performing sector and the largest contributor to its return as oil prices surged. The next-largest contributors were consumer staples and utilities, which rose 11.4% and 8.1%, respectively.

For the six-month period, all of the five largest stocks in the Russell 1000 Value Index posted returns that exceeded the overall return of the index. Exxon Mobil gained the most on elevated oil prices. Returns for Procter & Gamble, Berkshire Hathaway, Johnson & Johnson and UnitedHealth Group were lower but still in double digits.

Fund underperformed its benchmark

The Fund underperformed its benchmark as several stock allocations did not perform as expected. The largest detractor was a lack of exposure to Exxon Mobil. Next came overweight positions in JPMorgan Chase and Bank of America, each of which reported a decline in quarterly profits.

These negative effects were tempered by more successful stock selections. The top contributors included overweight positions in Chevron, ConocoPhillips and Valero Energy, which saw strong performance as a result of the increase in oil prices.

14	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Large-Cap Value Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	–5.39%	0.56%	7.93%		10.25%		0.41%	0.41%
Advisor Class	12/4/15	–5.41	0.55	7.88		10.21	†	0.49	0.49
Premier Class	9/30/09	–5.41	0.46	7.78		10.08		0.56	0.56
Retirement Class	10/1/02	–5.53	0.31	7.66		9.97		0.66	0.66
Retail Class	10/1/02	–5.49	0.30	7.62		9.90		0.72	0.72
Class W	9/28/18	–5.16	1.02	8.25	†	10.41	†	0.41	0.00
Russell 1000® Value Index	—	–3.94	1.32	9.06		11.17		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

Holdings by company size

% of equity investments
Market capitalization	as of 4/30/2022
More than $50 billion	80.9
More than $15 billion–$50 billion	15.2
More than $2 billion–$15 billion	3.9
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$4.98 billion
Portfolio turnover rate*	8%
Number of holdings	86
Weighted median market capitalization	$132.52 billion
Price/earnings ratio (weighted 12-month trailing average)†	16.7
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	15

Mid-Cap Growth Fund

Expense example

Six months ended April 30, 2022

Mid-Cap Growth Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$713.50	$2.00
Advisor Class	1,000.00	713.90	1.91
Premier Class	1,000.00	713.19	2.63
Retirement Class	1,000.00	712.93	3.06
Retail Class	1,000.00	713.19	2.68
5% annual hypothetical return
Institutional Class	1,000.00	1,022.46	2.36
Advisor Class	1,000.00	1,022.56	2.26
Premier Class	1,000.00	1,021.72	3.11
Retirement Class	1,000.00	1,021.22	3.61
Retail Class	1,000.00	1,021.67	3.16
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.47% for the Institutional Class, 0.45% for the Advisor Class, 0.62% for the Premier Class, 0.72% for the Retirement Class and 0.63% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Information technology	31.4
Industrials	18.8
Consumer discretionary	18.1
Health care	15.7
Energy	4.1
Communication services	3.6
Financials	3.4
Consumer staples	2.1
Real estate	1.5
Materials	1.1
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Performance for the six months ended April 30, 2022

The Mid-Cap Growth Fund returned –28.65% for the Institutional Class, compared with the –25.44% return of its benchmark, the Russell Midcap® Growth Index. For the one-year period ended April 30, 2022, the Fund returned –24.64% versus –16.73% for the index. The performance table shows returns for all share classes of the Fund.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned –11.75%. Small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Nearly all benchmark sectors declined

Ten of the eleven industry sectors in the Russell Midcap Growth Index posted losses for the six months. Communication services, health care and consumer discretionary were the worst performers, returning –53.1%, –28.3% and –27.9%, respectively. Information technology—the biggest sector—returned –27.2% and was the largest detractor from the benchmark’s performance. Together, these four sectors represented over 70.0% of the index’s total market capitalization on April 30, 2022. Energy, up 28.8%, was the only positive performer.

For the period, four of the five largest stocks in the Russell Midcap Growth Index generated returns that exceeded the overall return of the benchmark. Cybersecurity company Palo Alto Networks led the way, delivering a double-digit gain. Next came software developer Cadence Design Systems, restaurant chain Chipotle Mexican Grill and apparel retailer lululemon athletica. Cybersecurity firm CrowdStrike Holdings trailed the index.

Fund underperformed its benchmark

The Fund underperformed its benchmark mainly because of allocation decisions that did not perform as anticipated. The largest detractor was an overweight position in at-home fitness company Peloton Interactive, which lowered its annual revenue forecast as pandemic habits waned and many consumers returned to the gym. The next-largest detractors were out-of-benchmark positions in outdoor grill maker Traeger and software firm Qualtrics International.

Other stock choices bolstered the Fund’s performance versus the index. The largest contributor was an out-of-benchmark position in discount retailer Dollar Tree, which issued a better-than-expected earnings outlook. Overweight positions in travel technology company Sabre and health insurer Molina Healthcare also benefited relative results.

16	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Mid-Cap Growth Fund		Total return		Average annual total return			Annual operating expenses*
	Inception date	6 months	1 year	5 years	10 years		gross	net
Institutional Class	10/1/02	–28.65%	–24.64%	10.26%	10.33%		0.46%	0.46%
Advisor Class	12/4/15	–28.61	–24.65	10.21	10.31	†	0.50	0.50
Premier Class	9/30/09	–28.68	–24.73	10.11	10.17		0.61	0.61
Retirement Class	10/1/02	–28.71	–24.83	9.99	10.06		0.71	0.71
Retail Class	10/1/02	–28.68	–24.79	9.95	10.00		0.75	0.75
Russell Midcap® Growth Index	—	–25.44	–16.73	12.06	12.17		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

Holdings by company size

% of equity investments
Market capitalization	as of 4/30/2022
More than $50 billion	5.8
More than $15 billion–$50 billion	60.7
More than $2 billion–$15 billion	29.8
$2 billion or less	3.7
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$1.34 billion
Portfolio turnover rate*	42%
Number of holdings	99
Weighted median market capitalization	$22.41 billion
Price/earnings ratio (weighted 12-month trailing average)†	29.4
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	17

Mid-Cap Value Fund

Expense example

Six months ended April 30, 2022

Mid-Cap Value Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$964.54	$2.14
Advisor Class	1,000.00	964.02	2.58
Premier Class	1,000.00	963.87	2.87
Retirement Class	1,000.00	963.15	3.36
Retail Class	1,000.00	963.64	3.16
5% annual hypothetical return
Institutional Class	1,000.00	1,022.61	2.21
Advisor Class	1,000.00	1,022.17	2.66
Premier Class	1,000.00	1,021.87	2.96
Retirement Class	1,000.00	1,021.37	3.46
Retail Class	1,000.00	1,021.57	3.26
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.44% for the Institutional Class, 0.53% for the Advisor Class, 0.59% for the Premier Class, 0.69% for the Retirement Class and 0.65% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Industrials	15.5
Financials	14.7
Real estate	12.7
Health care	11.5
Utilities	10.3
Information technology	9.3
Consumer discretionary	8.8
Energy	7.6
Materials	4.6
Consumer staples	4.0
Communication services	0.6
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Performance for the six months ended April 30, 2022

The Mid-Cap Value Fund returned –3.55% for the Institutional Class, compared with the –4.84% return of its benchmark, the Russell Midcap® Value Index. For the one-year period ended April 30, 2022, the Fund returned 1.83% versus 0.00% for the index. The performance table shows returns for all share classes of the Fund.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned –11.75%. Small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Most benchmark sectors declined

Seven of the eleven industry sectors in the Russell Midcap Value Index posted losses for the six months. The worst performers were communication services, consumer discretionary and information technology, which returned –18.1%, –14.6% and –12.9%, respectively. Financials—the index’s largest sector—returned –12.1% and was the largest detractor from the index’s return. Together, these four sectors represented more than 40.0% of the index’s total market capitalization on April 30, 2022. Energy gained 34.5% and was the best-performing sector, followed by the defensive consumer staples and utilities sectors, which advanced 16.7% and 9.4%, respectively.

For the six-month period, four of the five largest stocks in the Russell Midcap Value Index produced returns that exceeded the overall return of the index. These four stocks were Valero Energy, agriculture company Archer-Daniels-Midland, steel producer Nucor and Marathon Petroleum. Semiconductor manufacturer Marvell Technology trailed the index with a double-digit loss.

Fund outperformed its benchmark

The Fund surpassed its benchmark for the period. The top contributors were overweight positions in Valero Energy and Pioneer Natural Resources—both energy companies that benefited from high oil prices. The next-largest contributor was an overweight position in Hershey, which raised its 2022 earnings outlook due to continued strong demand.

Conversely, the largest detractor was an out-of-benchmark position in Vertiv Holdings, a provider of data-center equipment that reported disappointing operating results. Overweight positions in automotive systems supplier Aptiv and Western Alliance Bancorporation also hurt relative performance.

18	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Mid-Cap Value Fund				Average annual			Annual operating
		Total return		total return			expenses*
	Inception
	date	6 months	1 year	5 years	10 years		gross	net
Institutional Class	10/1/02	–3.55%	1.83%	6.46%	9.32%		0.45%	0.45%
Advisor Class	12/4/15	–3.60	1.78	6.35	9.25	†	0.54	0.54
Premier Class	9/30/09	–3.61	1.72	6.30	9.16		0.60	0.60
Retirement Class	10/1/02	–3.68	1.58	6.19	9.04		0.70	0.70
Retail Class	10/1/02	–3.64	1.59	6.14	8.98		0.76	0.76
Russell Midcap® Value Index	—	–4.84	0.00	8.61	11.40		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	11.3
More than $15 billion–$50 billion	44.5
More than $2 billion–$15 billion	43.7
$2 billion or less	0.5
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$1.94 billion
Portfolio turnover rate*	37%
Number of holdings	86
Weighted median market capitalization	$16.71 billion
Price/earnings ratio (weighted 12-month trailing average)†	20.2
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	19

Quant Small-Cap Equity Fund

Expense example

Six months ended April 30, 2022

Quant Small-Cap Equity Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$859.00	$1.94
Advisor Class	1,000.00	858.88	2.17
Premier Class	1,000.00	858.36	2.58
Retirement Class	1,000.00	858.20	3.09
Retail Class	1,000.00	858.32	2.99
Class W	1,000.00	861.07	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.71	2.11
Advisor Class	1,000.00	1,022.46	2.36
Premier Class	1,000.00	1,022.02	2.81
Retirement Class	1,000.00	1,021.47	3.36
Retail Class	1,000.00	1,021.57	3.26
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.42% for the Institutional Class, 0.47% for the Advisor Class, 0.56% for the Premier Class, 0.67% for the Retirement Class, 0.65% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Industrials	15.8
Health care	15.7
Financials	14.1
Information technology	13.0
Consumer discretionary	8.1
Real estate	7.6
Energy	7.5
Materials	4.8
Consumer staples	4.2
Utilities	3.7
Communication services	3.4
Short-term investments, other assets & liabilities, net	2.1
Total	100.0

Performance for the six months ended April 30, 2022

The Quant Small-Cap Equity Fund returned –14.10% for the Institutional Class, compared with the –18.38% return of its benchmark, the Russell 2000® Index. For the one-year period ended April 30, 2022, the Fund returned –10.39% versus –16.87% for the index. The performance table shows returns for all share classes of the Fund.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned –11.75%. Small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Nearly all benchmark sectors declined

Nine of the eleven industry sectors in the Russell 2000 Index posted losses for the six months. Health care—the index’s largest component—returned –36.2% and detracted most from the index’s return. The next-biggest detractors were information technology, consumer discretionary and financials, which returned –24.9%, –23.6% and –15.0%, respectively. Together, these four sectors represented almost 60.0% of the index’s total market capitalization on April 30, 2022. Energy, up 21.5%, performed best. Utilities also gained, returning 2.0%.

All of the benchmark’s five largest stocks outperformed

For the six-month period, all of the five largest stocks in the Russell 2000 Index exceeded the overall return of the benchmark. Energy firm Antero Resources was the best performer, followed by car rental company Avis Budget Group. Next in line were Ovintiv, an oil and gas producer, Chesapeake Energy and BJ’s Wholesale Club Holdings.

Fund outperformed its benchmark

The Fund outperformed its benchmark on the strength of numerous stock selections. The top contributor was an overweight position in medical diagnostics firm Lantheus Holdings, which soared on the successful launch of a new product. Overweight positions in PBF Energy and educational publisher Houghton Mifflin Harcourt also benefited.

Conversely, the largest detractor was an overweight position in mobile applications provider Digital Turbine. The next-largest detractors were overweight positions in Asana, a provider of collaboration software, and Upwork, an online freelance marketplace.

20	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Quant Small-Cap Equity Fund				Average annual				Annual operating
		Total return		total return				expenses*
	Inception date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	–14.10%	–10.39%	7.96%		10.87%		0.41%	0.41%
Advisor Class	12/4/15	–14.11	–10.44	7.89		10.82	†	0.49	0.49
Premier Class	9/30/09	–14.16	–10.47	7.81		10.71		0.56	0.56
Retirement Class	10/1/02	–14.18	–10.55	7.70		10.60		0.66	0.66
Retail Class	10/1/02	–14.17	–10.57	7.68		10.54		0.72	0.72
Class W	9/28/18	–13.89	–9.98	8.27	†	11.03	†	0.41	0.00
Russell 2000® Index	—	–18.38	–16.87	7.24		10.06		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $2 billion–$15 billion	65.5
$2 billion or less	34.5
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$2.62 billion
Portfolio turnover rate*	27%
Number of holdings	434
Weighted median market capitalization	$2.82 billion
Price/earnings ratio (weighted 12-month trailing average)†	17.5
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	21

Quant Small/Mid-Cap Equity Fund

Expense example

Six months ended April 30, 2022

Quant Small/Mid-Cap Equity Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$887.28	$2.20
Advisor Class	1,000.00	886.46	2.81
Premier Class	1,000.00	886.43	2.95
Retirement Class	1,000.00	886.08	3.41
Retail Class	1,000.00	885.71	3.69
Class W	1,000.00	888.88	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.46	2.36
Advisor Class	1,000.00	1,021.82	3.01
Premier Class	1,000.00	1,021.67	3.16
Retirement Class	1,000.00	1,021.17	3.66
Retail Class	1,000.00	1,020.88	3.96
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.47% for the Institutional Class, 0.60% for the Advisor Class, 0.63% for the Premier Class, 0.73% for the Retirement Class, 0.79% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Industrials	16.6
Information technology	16.0
Financials	14.5
Health care	11.3
Consumer discretionary	9.4
Real estate	9.3
Energy	7.2
Materials	6.5
Consumer staples	5.1
Communication services	2.4
Utilities	1.3
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Performance for the six months ended April 30, 2022

The Quant Small/Mid-Cap Equity Fund returned –11.27% for the Institutional Class, compared with the –14.73% return of its benchmark, the Russell 2500® Index. For the one-year period ended April 30, 2022, the Fund returned –4.75% versus –11.73% for the index. The performance table shows returns for all share classes of the Fund.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned –11.75%. Small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Most benchmark sectors posted losses

Eight of the eleven industry sectors in the Russell 2500 Index declined for the six months. Health care, which returned –31.9%, was the worst performer and also the biggest detractor from the index’s performance. The next-largest detractors were information technology, consumer discretionary and industrials, which returned –22.1%, –21.5% and –13.7%, respectively. Together, these four sectors made up nearly 60.0% of the benchmark’s total market capitalization on April 30, 2022. Energy, up 29.8%, was the largest contributor to the benchmark’s return, followed by materials and utilities, which gained 5.4% and 3.9%, respectively.

For the six-month period, all of the five largest stocks in the Russell 2500 generated gains and exceeded the overall return of the benchmark. Fertilizer producer Mosaic and Devon Energy performed best, followed by Coterra Energy, Diamondback Energy and real estate investment trust VICI Properties.

Fund outperformed its benchmark

In a down market, the Fund outperformed its benchmark by several percentage points due to favorable security selections. The top contributors to relative performance were overweight positions in energy companies Marathon Oil, PBF Energy and APA. Each of these stocks posted outsized gains during the period, supported by tight global supplies and rising prices of oil and gas.

Conversely, the largest detractors were overweight positions in financial services firm LendingClub and software companies Domo and Asana. All three companies issued disappointing outlooks for revenues and earnings.

22	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Quant Small/Mid-Cap Equity Fund				Average annual				Annual operating
		Total return		total return				expenses*
	Inception					since
	date	6 months	1 year	5 years		inception		gross	net
Institutional Class	8/5/16	–11.27%	–4.75%	13.00%		13.63%		0.47%	0.47%
Advisor Class	8/5/16	–11.35	–4.90	12.95		13.58		0.59	0.59
Premier Class	8/5/16	–11.36	–4.93	12.83		13.45		0.66	0.66
Retirement Class	8/5/16	–11.39	–4.95	12.72		13.34		0.72	0.72
Retail Class	8/5/16	–11.43	–5.09	12.59		13.20		0.87	0.87
Class W	9/28/18	–11.11	–4.34	13.39	†	13.97	†	0.47	0.00
Russell 2500® Index	—	–14.73	–11.73	9.44		10.33	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for Class W that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of Class W. If these actual expenses had been reflected, the performance of Class W shown for these periods would have been different because Class W has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	0.8
More than $15 billion–$50 billion	10.3
More than $2 billion–$15 billion	72.5
$2 billion or less	16.4
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$987.21 million
Portfolio turnover rate*	35%
Number of holdings	409
Weighted median market capitalization	$5.33 billion
Price/earnings ratio (weighted 12-month trailing average)†	18.7
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	23

Social Choice Equity Fund

Expense example

Six months ended April 30, 2022

Social Choice Equity Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$876.93	$0.84
Advisor Class	1,000.00	876.73	1.26
Premier Class	1,000.00	876.54	1.63
Retirement Class	1,000.00	875.95	2.00
Retail Class	1,000.00	876.21	1.77
5% annual hypothetical return
Institutional Class	1,000.00	1,023.90	0.90
Advisor Class	1,000.00	1,023.46	1.35
Premier Class	1,000.00	1,023.06	1.76
Retirement Class	1,000.00	1,022.66	2.16
Retail Class	1,000.00	1,022.91	1.91
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.18% for the Institutional Class, 0.27% for the Advisor Class, 0.35% for the Premier Class, 0.43% for the Retirement Class and 0.38% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 4/30/2022
Information technology	27.0
Health care	14.4
Financials	13.2
Consumer discretionary	10.1
Industrials	9.4
Consumer staples	6.2
Communication services	6.0
Energy	4.1
Real estate	3.3
Utilities	3.2
Materials	2.6
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

Performance for the six months ended April 30, 2022

The Social Choice Equity Fund returned –12.31% for the Institutional Class, compared with the –11.75% return of its benchmark, the Russell 3000® Index. For the one-year period ended April 30, 2022, the Fund returned –3.00% versus –3.11% for the index. The performance table shows returns for all share classes of the Fund. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Excluding certain index stocks hindered the Fund’s relative performance

Because of its ESG criteria, the Fund did not invest in a number of stocks included in the Russell 3000 Index. Avoiding these companies produced mixed results for the six-month period, but the net effect was that the Fund underperformed its benchmark.

Among stocks in which the Fund was not invested, omitting Apple, Berkshire Hathaway and Exxon Mobil—all of which posted gains for the six months—detracted most from relative performance. Apple reported strong operating results as it successfully navigated global supply-chain disruptions. Berkshire Hathaway announced record annual earnings, while Exxon Mobil benefited from high oil prices.

Avoiding other benchmark stocks aided performance

The Fund’s exclusion of other stocks helped its relative performance. Not owning Amazon.com, Meta Platforms (Facebook) and Alphabet (the parent company of Google) had the largest positive impact, as all three stocks registered sizeable declines. Amazon reported its first quarterly operating loss in several years amid slowing revenue growth and rising costs. Meta Platforms and Alphabet were hurt by expectations that growth in digital advertising spending would decelerate following a pandemic-driven surge.

Fund trailed its benchmark

To compensate for the exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Of stocks the Fund held, overweight positions in PayPal Holdings and Netflix were the largest detractors from relative performance. PayPal issued a disappointing revenue outlook for 2022, citing a host of factors, including the loss of business to a competitor and the impact of high inflation on consumer spending. Netflix reported that it lost subscribers during the first quarter of 2022 and projected additional losses for the second quarter. The next-largest detractor was an underweight position in Chevron, which performed well amid an increase in oil prices during the period.

By contrast, the Fund’s performance was helped most by overweight positions in ConocoPhillips and Marathon Oil. An overweight in printer and PC manufacturer HP was also a top contributor. HP raised its annual earnings forecast as office re-openings and hybrid work arrangements fueled strong demand for personal computers.

24	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Social Choice Equity Fund				Average annual			Annual operating
		Total return		total return			expenses*
	Inception date	6 months	1 year	5 years	10 years		gross	net
Institutional Class	7/1/99	–12.31%	–3.00%	12.99%	12.84%		0.17%	0.17%
Advisor Class	12/4/15	–12.33	–3.08	12.92	12.80	†	0.25	0.25
Premier Class	9/30/09	–12.35	–3.14	12.82	12.67		0.33	0.33
Retirement Class	10/1/02	–12.40	–3.23	12.71	12.57		0.42	0.42
Retail Class	3/31/06	–12.38	–3.24	12.68	12.53		0.44	0.44
Russell 3000® Index	—	–11.75	–3.11	13.01	13.29		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	63.2
More than $15 billion–$50 billion	26.4
More than $2 billion–$15 billion	8.9
$2 billion or less	1.5
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$6.67 billion
Portfolio turnover rate*	12%
Number of holdings	554
Weighted median market capitalization	$81.42 billion
Price/earnings ratio (weighted 12-month trailing average)†	20.5
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	25

Social Choice Low Carbon Equity Fund

Expense example

Six months ended April 30, 2022

Social Choice Low Carbon Equity Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$ 871.42	$1.44
Advisor Class	1,000.00	871.04	1.95
Premier Class	1,000.00	870.88	2.13
Retirement Class	1,000.00	870.38	2.60
Retail Class	1,000.00	870.93	2.64
5% annual hypothetical return
Institutional Class	1,000.00	1,023.26	1.56
Advisor Class	1,000.00	1,022.71	2.11
Premier Class	1,000.00	1,022.51	2.31
Retirement Class	1,000.00	1,022.02	2.81
Retail Class	1,000.00	1,021.97	2.86
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.31% for the Institutional Class, 0.42% for the Advisor Class, 0.46% for the Premier Class, 0.56% for the Retirement Class and 0.57% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Information technology	28.3
Health care	14.7
Financials	13.4
Consumer discretionary	10.8
Industrials	8.2
Consumer staples	6.1
Communication services	5.4
Real estate	3.9
Energy	3.2
Materials	3.1
Utilities	2.0
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

Performance for the six months ended April 30, 2022

The Social Choice Low Carbon Equity Fund returned –12.86% for the Institutional Class, compared with the –11.75% return of its benchmark, the Russell 3000® Index. For the one-year period ended April 30, 2022, the Fund returned –3.50% versus –3.11% for the index. The performance table shows returns for all share classes of the Fund. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Avoiding some index stocks detracted from the Fund’s relative performance

Because of its ESG criteria, the Fund did not invest in a number of stocks included in the Russell 3000 Index. Excluding these companies produced mixed results for the six-month period, but the net effect was that the Fund underperformed its benchmark.

Among stocks in which the Fund was not invested, omitting Apple, Berkshire Hathaway and Exxon Mobil—all of which posted gains for the six months—detracted most from relative performance. Apple reported strong operating results as it successfully navigated global supply-chain disruptions. Berkshire Hathaway announced record annual earnings, while Exxon Mobil benefited from high oil prices.

Excluding other benchmark stocks helped performance

Avoiding other stocks bolstered the Fund’s relative performance. Not owning Amazon.com, Meta Platforms (Facebook) and Alphabet (the parent company of Google) had the largest positive impact, as all three stocks registered sizeable declines. Amazon reported its first quarterly operating loss in several years amid slowing revenue growth and rising costs. Meta Platforms and Alphabet were hurt by expectations that growth in digital advertising spending would decelerate following a pandemic-driven surge.

Fund lagged its benchmark

To compensate for the exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of the index and to manage risk.

Among stocks the Fund held, overweight positions in PayPal Holdings and Netflix were the largest detractors from relative performance. PayPal issued a disappointing revenue outlook for 2022, citing a host of factors, including the loss of business to a competitor and the impact of high inflation on consumer spending. Netflix reported that it lost subscribers during the first quarter of 2022 and projected additional losses for the second quarter. The next-largest detractor was an overweight position in Okta, a provider of digital identity verification services that forecast weaker-than-expected annual earnings.

In contrast, overweight holdings in Halliburton, Merck and Newmont contributed most to the Fund’s relative return. Oilfield services company Halliburton performed well as shortages of the equipment it provides translated into strong pricing power. Drug maker Merck reported robust sales of its COVID-19 antiviral treatment, while mining company Newmont benefited from an increase in gold prices.

26	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Social Choice Low Carbon Equity Fund		Total return		Average annual total return			Annual operating expenses*
	Inception date	6 months	1 year	5 years	since inception		gross	net
Institutional Class	8/7/15	–12.86%	–3.50%	13.19%	12.44%		0.31%	0.31%
Advisor Class	12/4/15	–12.90	–3.62	13.08	12.35	†	0.43	0.43
Premier Class	8/7/15	–12.91	–3.61	13.04	12.29		0.46	0.46
Retirement Class	8/7/15	–12.96	–3.70	12.93	12.17		0.56	0.56
Retail Class	8/7/15	–12.91	–3.74	12.86	12.10		0.62	0.62
Russell 3000® Index	—	–11.75	–3.11	13.01	12.28	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	65.2
More than $15 billion–$50 billion	26.2
More than $2 billion–$15 billion	7.2
$2 billion or less	1.4
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$1.06 billion
Portfolio turnover rate*	14%
Number of holdings	472
Weighted median market capitalization	$83.76 billion
Price/earnings ratio (weighted 12-month trailing average)†	20.0
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	27

Emerging Markets Equity Fund

Expense example

Six months ended April 30, 2022

Emerging Markets Equity Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$ 846.05	$4.12
Advisor Class	1,000.00	846.05	4.35
Premier Class	1,000.00	845.98	4.44
Retirement Class	1,000.00	845.03	4.44
Retail Class	1,000.00	844.09	5.81
Class W	1,000.00	849.34	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,020.33	4.51
Advisor Class	1,000.00	1,020.08	4.76
Premier Class	1,000.00	1,019.98	4.86
Retirement Class	1,000.00	1,019.98	4.86
Retail Class	1,000.00	1,018.50	6.36
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.90% for the Institutional Class, 0.95% for the Advisor Class, 0.97% for the Premier Class, 0.97% for the Retirement Class, 1.27% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Consumer discretionary	22.6
Information technology	20.7
Financials	16.3
Communication services	12.5
Energy	11.1
Consumer staples	6.4
Materials	4.3
Health care	0.8
Short-term investments, other assets & liabilities, net	5.3
Total	100.0

Performance for the six months ended April 30, 2022

The Emerging Markets Equity Fund returned –15.39% for the Institutional Class, compared with the –14.15% return of its benchmark, the MSCI Emerging Markets Index. For the one-year period ended April 30, 2022, the Fund returned –29.23% versus –18.33% for the index. The performance table shows returns for all share classes of the Fund.

Foreign stocks fell amid concerns over inflation and interest rates

International stocks in both developed- and emerging-markets countries lost ground as ongoing price pressures, rising interest rates and Russia’s invasion of Ukraine all weighed heavily on financial markets. Despite these uncertainties, the economies in the 19-nation euro area grew modestly in both the fourth quarter of 2021 and the first quarter of 2022. China’s economy also expanded.

Global central banks began tightening monetary policies amid growing concerns over inflation. The Federal Reserve increased the federal funds target rate to 0.25%–0.50% in March, while the European Central Bank left its benchmark interest rates unchanged but indicated it may end its bond-buying program. The Bank of England raised its benchmark rate to 0.75%.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned –11.80% for the period, outperforming the return of the MSCI Emerging Markets Index but trailing the –11.75% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Countries in the benchmark had mixed returns

Of the 24 country components in the MSCI Emerging Markets Index, about one-half declined in U.S.-dollar terms. Hungary and Poland declined most at –37.6% and –31.6%, respectively. China, the largest index component, returned –25.0%. Due to Russia’s invasion of Ukraine and the ensuing sanctions, Russian equities became uninvestable. As a result, Russia was the second-largest detractor from the benchmark’s performance as MSCI removed all Russian shares from the index at a value of $0.0001 on March 9, 2022.

Fund trailed its benchmark

For the six-month period, the Fund underperformed its benchmark. Top detractors included out-of-benchmark positions in China-based e-commerce firm iClick Interactive Asia Group and video game firm HUYA. An overweight in e-commerce giant Alibaba Group Holding also detracted.

Helping to offset these factors were out-of-benchmark positions in Arcos Dorados Holdings, which owns the master franchise for McDonald’s restaurants in Latin America and the Caribbean, and Brazilian retail giant Lojas Americanas. Not owning benchmark component Gazprom, a Russian energy company, was the third-largest contributor.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

28	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Emerging Markets Equity Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	8/31/10	–15.39%	–29.23%	1.86%		1.87%		0.88%	0.88%
Advisor Class	12/4/15	–15.39	–29.23	1.82		1.84	†	0.97	0.97
Premier Class	8/31/10	–15.40	–29.28	1.74		1.74		1.03	1.03
Retirement Class	8/31/10	–15.50	–29.31	1.70		1.67		1.12	1.12
Retail Class	8/31/10	–15.59	–29.54	1.46		1.48		1.31	1.31
Class W	9/28/18	–15.07	–28.62	2.50	†	2.19	†	0.88	0.00
MSCI Emerging Markets Index	—	–14.15	–18.33	4.32		2.89		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

Holdings by country

% of portfolio investments as of 4/30/2022
China	21.5
Brazil	13.7
Korea, Republic of	13.1
India	12.1
Taiwan	11.3
Mexico	5.1
Thailand	3.5
Indonesia	3.0
South Africa	2.2
Macau	2.0
9 other nations	7.8
Short-term investments	4.7
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	36.9
More than $15 billion–$50 billion	28.8
More than $2 billion–$15 billion	26.4
$2 billion or less	7.9
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$1.40 billion
Portfolio turnover rate*	55%
Number of holdings	64
Weighted median market capitalization	$34.06 billion
Price/earnings ratio (weighted 12-month trailing average)†	11.9
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	29

International Equity Fund

Expense example

Six months ended April 30, 2022

International Equity Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$ 831.69	$2.09
Advisor Class	1,000.00	830.98	2.54
Premier Class	1,000.00	830.76	2.77
Retirement Class	1,000.00	830.57	3.22
Retail Class	1,000.00	831.53	3.04
Class W	1,000.00	833.28	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.51	2.31
Advisor Class	1,000.00	1,022.02	2.81
Premier Class	1,000.00	1,021.77	3.06
Retirement Class	1,000.00	1,021.27	3.56
Retail Class	1,000.00	1,021.47	3.36
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.46% for the Institutional Class, 0.56% for the Advisor Class, 0.61% for the Premier Class, 0.71% for the Retirement Class, 0.67% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Health care	16.1
Industrials	15.8
Financials	13.5
Consumer discretionary	11.9
Consumer staples	9.9
Materials	8.7
Energy	7.3
Information technology	5.2
Communication services	3.6
Utilities	2.0
Short-term investments, other assets & liabilities, net	6.0
Total	100.0

Performance for the six months ended April 30, 2022

The International Equity Fund returned –16.83% for the Institutional Class, compared with the –11.80% return of its benchmark, the MSCI EAFE® Index. For the one-year period ended April 30, 2022, the Fund returned –12.33% versus –8.15% for the index. The performance table shows returns for all share classes of the Fund.

Foreign stocks fell amid concerns over inflation and interest rates

International stocks in both developed- and emerging-markets countries lost ground as ongoing price pressures, rising interest rates and Russia’s invasion of Ukraine all weighed heavily on financial markets. Despite these uncertainties, the economies in the 19-nation euro area grew modestly in both the fourth quarter of 2021 and the first quarter of 2022. China’s economy also expanded at a solid pace.

Global central banks began tightening monetary policies amid growing concerns over inflation. The Federal Reserve increased the federal funds target rate to 0.25%–0.50% in March, while the European Central Bank left its benchmark interest rates unchanged but indicated it may end its bond-buying program. The Bank of England raised its benchmark rate to 0.75%.

The MSCI EAFE Index, which measures stock performance in 21 developed-markets nations outside North America, outperformed the –14.15% return of the MSCI Emerging Markets Index for the period. Both indexes trailed the –11.75% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Nearly all countries in the benchmark lost ground

Twenty of the 21 countries in the MSCI EAFE Index declined in U.S.-dollar terms for the six-month period. The largest index components were Japan (21.8%), the United Kingdom (15.7%) and France (11.4%), returning –15.4%, –0.6% and –12.4%, respectively. Collectively, these three nations represented almost one-half of the benchmark’s total market capitalization on April 30, 2022. The Netherlands was the worst performer, returning –28.0%.

Fund trailed its benchmark

For the six months, the Fund trailed its benchmark. Top detractors included overweight positions in Recruit Holdings, a Japanese human resources company, and Dutch financial services firm ING Groep, which had exposure to Russian financial institutions. An out-of-benchmark position in Cyprus-based TCS Group Holding, a digital provider of online financial and lifestyle services, also detracted.

By contrast, overweight positions in Norwegian energy company Equinor, global drug manufacturer AstraZeneca and British energy company Shell all contributed to the Fund’s relative performance, turning in strong six-month returns.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

30	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

International Equity Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	–16.83%	–12.33%	3.14%		5.58%		0.46%	0.46%
Advisor Class	12/4/15	–16.90	–12.45	3.02		5.52	†	0.56	0.56
Premier Class	9/30/09	–16.92	–12.48	2.97		5.43		0.61	0.61
Retirement Class	10/1/02	–16.94	–12.57	2.88		5.33		0.71	0.71
Retail Class	3/31/06	–16.85	–12.53	2.83		5.24		0.80	0.80
Class W	9/28/18	–16.67	–11.94	3.48	†	5.76	†	0.46	0.00
MSCI EAFE® Index	—	–11.80	–8.15	4.77		5.77		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

Holdings by country

% of portfolio investments as of 4/30/2022
Japan	18.4
United Kingdom	16.2
France	11.0
Germany	10.2
Netherlands	9.6
Switzerland	8.8
Australia	6.4
Italy	2.0
United States	1.9
Norway	1.7
8 other nations	8.9
Short-term investments	4.9
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	65.4
More than $15 billion–$50 billion	28.7
More than $2 billion–$15 billion	5.9
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$5.70 billion
Portfolio turnover rate*	15%
Number of holdings	79
Weighted median market capitalization	$76.22 billion
Price/earnings ratio (weighted 12-month trailing average)†	13.1
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	31

International Opportunities Fund

Expense example

Six months ended April 30, 2022

International Opportunities Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$ 783.36	$2.70
Advisor Class	1,000.00	783.07	3.09
Premier Class	1,000.00	782.71	3.09
Retirement Class	1,000.00	782.93	3.09
Retail Class	1,000.00	782.24	4.46
Class W	1,000.00	786.01	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,021.77	3.06
Advisor Class	1,000.00	1,021.32	3.51
Premier Class	1,000.00	1,021.32	3.51
Retirement Class	1,000.00	1,021.32	3.51
Retail Class	1,000.00	1,019.79	5.06
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.61% for the Institutional Class, 0.70% for the Advisor Class, 0.70% for the Premier Class, 0.70% for the Retirement Class, 1.01% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Information technology	17.3
Consumer discretionary	13.6
Industrials	12.7
Financials	11.5
Consumer staples	10.3
Health care	9.9
Materials	8.2
Energy	6.3
Communication services	1.6
Real estate	1.1
Short-term investments, other assets & liabilities, net	7.5
Total	100.0

Performance for the six months ended April 30, 2022

The International Opportunities Fund returned –21.66% for the Institutional Class, compared with the –11.87% return of its benchmark, the MSCI All Country World (ACWI) ex USA Index. For the one-year period ended April 30, 2022, the Fund returned –17.67% versus –10.31% for the index. The performance table shows returns for all share classes of the Fund.

Foreign stocks fell amid concerns over inflation and interest rates

International stocks in both developed- and emerging-markets countries lost ground as ongoing price pressures, rising interest rates and Russia’s invasion of Ukraine all weighed heavily on financial markets. Despite these uncertainties, the economies in the 19-nation euro area grew modestly in both the fourth quarter of 2021 and the first quarter of 2022. China’s economy expanded at a solid pace.

Global central banks began tightening monetary policies amid growing concerns over inflation. The Federal Reserve increased the federal funds target rate to 0.25%–0.50% in March and signaled further increases were likely. The European Central Bank left its benchmark interest rates unchanged at near-zero levels but indicated it may end its bond-buying program. The Bank of England raised its benchmark rate to 0.75%.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned –11.80%, and the MSCI Emerging Markets Index returned –14.15% for the period. Both indexes trailed the –11.75% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Most country components outperformed the benchmark’s return

For the six-month period, 30 of 46 countries had returns that surpassed that of the benchmark in U.S.-dollar terms. The largest markets were Japan (13.7%), the United Kingdom (9.9%) and China (8.8%), returning –15.4%, –0.6% and –25.0%, respectively. These three nations collectively represented nearly one-third of the index’s total market capitalization on April 30, 2022.

Fund underperformed its benchmark

The Fund underperformed its benchmark, primarily due to stock selections that did not perform as anticipated. The largest detractor was an overweight position in Canadian software firm Lightspeed Commerce, which declined due to investor concerns over the company’s quarterly results. The next-largest detractors were overweight positions in Canadian e-commerce firm Shopify and Japanese outsourcing company Benefit One.

On the positive side, the largest contributors were overweight positions in Norwegian energy company Equinor, Canadian fertilizer producer Nutrien and Canadian convenience store operator Alimentation Couche-Tard.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

32	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

International Opportunities Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		since inception		gross	net
Institutional Class	4/12/13	–21.66%	–17.67%	7.73%		6.13%		0.60%	0.60%
Advisor Class	12/4/15	–21.69	–17.78	7.65		6.08	†	0.70	0.70
Premier Class	4/12/13	–21.73	–17.78	7.60		5.98		0.77	0.77
Retirement Class	4/12/13	–21.71	–17.74	7.56		5.92		0.85	0.85
Retail Class	4/12/13	–21.78	–18.03	7.29		5.71		1.06	1.06
Class W	9/28/18	–21.40	–17.15	8.22	†	6.40	†	0.60	0.00
MSCI All Country World Index ex USA	—	–11.87	–10.31	4.94		4.32	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

Holdings by country

% of portfolio investments as of 4/30/2022
Canada	11.4
United Kingdom	8.2
Japan	7.9
Brazil	5.1
France	4.9
Netherlands	4.8
Switzerland	4.7
Italy	4.6
Norway	4.3
Germany	3.8
14 other nations	29.5
Short-term investments	10.8
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	35.8
More than $15 billion–$50 billion	27.9
More than $2 billion–$15 billion	34.6
$2 billion or less	1.7
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$2.10 billion
Portfolio turnover rate*	9%
Number of holdings	93
Weighted median market capitalization	$32.19 billion
Price/earnings ratio (weighted 12-month trailing average)†	21.2
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	33

Quant International Small-Cap Equity Fund

Expense example

Six months ended April 30, 2022

Quant International Small-Cap Equity Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$872.94	$3.34
Advisor Class	1,000.00	873.64	3.44
Premier Class	1,000.00	872.69	4.18
Retirement Class	1,000.00	872.91	4.50
Retail Class	1,000.00	871.55	5.29
Class W	1,000.00	876.82	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,021.22	3.61
Advisor Class	1,000.00	1,021.12	3.71
Premier Class	1,000.00	1,020.33	4.51
Retirement Class	1,000.00	1,019.98	4.86
Retail Class	1,000.00	1,019.14	5.71
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.72% for the Institutional Class, 0.74% for the Advisor Class, 0.90% for the Premier Class, 0.97% for the Retirement Class, 1.14% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Industrials	22.9
Financials	13.3
Information technology	12.0
Materials	11.7
Real estate	9.9
Consumer discretionary	7.9
Energy	5.8
Health care	5.5
Consumer staples	5.0
Communication services	3.1
Utilities	2.4
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

Performance for the six months ended April 30, 2022

The Quant International Small-Cap Equity Fund returned –12.71% for the Institutional Class, compared with the –13.36% return of its benchmark, the MSCI All Country World (ACWI) ex USA Small Cap Index. For the one-year period ended April 30, 2022, the Fund returned –9.74% versus –10.53% for the index. The performance table shows returns for all share classes of the Fund.

Foreign stocks fell amid concerns over inflation and interest rates

International stocks in both developed- and emerging-markets countries lost ground as ongoing price pressures, rising interest rates and Russia’s invasion of Ukraine all weighed heavily on financial markets. Despite these uncertainties, the economies in the 19-nation euro area grew modestly in both the fourth quarter of 2021 and the first quarter of 2022. China’s economy also expanded.

Global central banks began tightening monetary policies amid growing concerns over inflation. The Federal Reserve increased the federal funds target rate to 0.25%–0.50% in March, while the European Central Bank left its benchmark interest rates unchanged but indicated it may end its bond-buying program. The Bank of England raised its benchmark rate to 0.75%.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned –11.80%, and the MSCI Emerging Markets Index returned –14.15% for the period. Both indexes trailed the –11.75% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Most country components outperformed the benchmark’s return

For the six-month period, 29 of 46 countries had returns that exceeded that of the benchmark in U.S.-dollar terms. The largest markets were Japan (17.9%), the United Kingdom (11.3%) and Canada (7.5%), returning –17.9%, –19.9% and –4.8%, respectively. Together, these three nations represented more than one-third of the index’s total market capitalization on April 30, 2022.

Fund outperformed its benchmark

The Fund outperformed its benchmark due to favorable stock selections. The largest contributor was an overweight position in German chemical company K+S Aktiengesellschaft, which reported strong operating results. The next-largest contributors were overweight positions in Chinese amusement park operator Haichang Ocean Park Holdings and Canadian energy producer Tourmaline Oil.

Conversely, other holdings hurt the Fund’s relative performance. The largest detractors were overweight positions in Israeli printing solutions provider Kornit Digital, Swiss health care firm Tecan Group and British footwear company Dr. Martens.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

34	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Quant International Small-Cap Equity Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		since inception		gross	net
Institutional Class	12/9/16	–12.71%	–9.74%	3.06%		5.03%		0.71%	0.71%
Advisor Class	12/9/16	–12.64	–9.74	3.01		4.98		0.80	0.80
Premier Class	12/9/16	–12.73	–9.87	2.92		4.89		0.96	0.90
Retirement Class	12/9/16	–12.71	–9.89	2.84		4.82		0.96	0.96
Retail Class	12/9/16	–12.85	–10.11	2.63		4.60		2.20	1.14
Class W	9/28/18	–12.32	–9.06	3.57	†	5.50	†	0.71	0.00
MSCI ACWI ex USA Small Cap Index	—	–13.36	–10.53	5.83		7.76	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for Class W that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of Class W. If these actual expenses had been reflected, the performance of Class W shown for these periods would have been different because Class W has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

Holdings by country

% of portfolio investments
as of 4/30/2022
Japan	16.8
United Kingdom	11.5
Canada	8.1
Australia	7.4
Korea, Republic of	4.7
Taiwan	4.5
Sweden	4.5
Germany	3.9
United States	3.5
India	3.3
38 other nations	30.9
Short-term investments	0.9
Total	100.0

Holdings by company size

% of equity investments
Market capitalization	as of 4/30/2022
More than $50 billion	0.6
More than $15 billion–$50 billion	0.7
More than $2 billion–$15 billion	51.3
$2 billion or less	47.4
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$1.33 billion
Portfolio turnover rate*	60%
Number of holdings	687
Weighted median market capitalization	$2.05 billion
Price/earnings ratio (weighted 12-month trailing average)†	9.5
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	35

Social Choice International Equity Fund

Expense example

Six months ended April 30, 2022

Social Choice International Equity	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$878.81	$1.72
Advisor Class	1,000.00	877.94	2.24
Premier Class	1,000.00	877.55	2.42
Retirement Class	1,000.00	877.97	2.89
Retail Class	1,000.00	877.22	3.21
5% annual hypothetical return
Institutional Class	1,000.00	1,022.96	1.86
Advisor Class	1,000.00	1,022.41	2.41
Premier Class	1,000.00	1,022.22	2.61
Retirement Class	1,000.00	1,021.72	3.11
Retail Class	1,000.00	1,021.37	3.46
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.37% for the Institutional Class, 0.48% for the Advisor Class, 0.52% for the Premier Class, 0.62% for the Retirement Class and 0.69% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Financials	17.8
Health care	12.9
Industrials	12.7
Consumer discretionary	11.0
Consumer staples	10.7
Information technology	7.9
Materials	7.9
Communication services	5.4
Energy	5.2
Utilities	3.7
Real estate	3.3
Short-term investments, other assets & liabilities, net	1.5
Total	100.0

Performance for the six months ended April 30, 2022

The Social Choice International Equity Fund returned –12.12% for the Institutional Class, compared with the –11.80% return of its benchmark, the MSCI EAFE® Index. For the one-year period ended April 30, 2022, the Fund returned –6.79% versus –8.15% for the index. The performance table shows returns for all share classes of the Fund. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Avoiding certain stocks in the benchmark hurt the Fund’s relative performance

Because of its ESG criteria, the Fund omitted certain stocks in the MSCI EAFE Index. Excluding these companies produced mixed results during the six-month period, but the net effect was that the Fund underperformed its benchmark.

The Fund’s relative performance was hurt most by omitting Shell, BHP Group and Novartis. British energy producer Shell benefited from high oil prices, while Australian mining company BHP Group reported robust profit growth amid strong prices for the commodities it mines. Swiss drug maker Novartis announced an organizational restructuring expected to generate significant cost savings.

Omitting other benchmark stocks helped Fund performance

Excluding Sea, Adyen and Infineon Technologies aided relative performance most. Singapore-based internet company Sea issued a weak outlook for its online gaming business. Dutch digital-payments processor Adyen was hurt by a slowdown in online shopping. German semiconductor manufacturer Infineon Technologies was pressured by concerns that a global chip shortage could quickly give way to oversupplied conditions.

Fund trailed its benchmark

To compensate for the exclusion of some stocks within the MSCI EAFE Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Among stocks the Fund held, an underweight position in Australian financial firm Westpac Banking detracted most, as the stock outperformed the index. The next-largest detractors were overweight positions in New Zealand software provider Xero, which reported a decline in earnings, and Dutch financial company Prosus, which owns a large stake in a Chinese internet stock that performed poorly.

In contrast, overweight positions in energy producer Equinor and mining companies Fortescue Metals Group and Boliden helped relative returns. Norway-based Equinor announced that it would increase both its dividend and stock purchases. Australia-based Fortescue Metals Group raised its full-year estimate of iron ore shipments, while Sweden-based Boliden achieved record production levels at two of its mines.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

36	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Performance as of April 30, 2022

Social Choice International Equity Fund		Total return		Average annual total return			Annual operating expenses*
	Inception date	6 months	1 year	5 years	since inception		gross	net
Institutional Class	8/7/15	–12.12%	–6.79%	5.22%	4.61%		0.36%	0.36%
Advisor Class	12/4/15	–12.21	–6.95	5.13	4.54	†	0.46	0.46
Premier Class	8/7/15	–12.25	–7.00	5.05	4.44		0.52	0.52
Retirement Class	8/7/15	–12.20	–7.00	4.97	4.35		0.61	0.61
Retail Class	8/7/15	–12.28	–7.15	4.89	4.25		0.70	0.70
MSCI EAFE® Index	—	–11.80	–8.15	4.77	3.95	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

Holdings by country

% of portfolio investments
as of 4/30/2022
Japan	21.4
United Kingdom	13.4
Switzerland	10.1
France	9.7
Germany	7.7
Australia	7.4
Sweden	3.3
Netherlands	2.9
United States	2.9
Hong Kong	2.8
15 other nations	16.5
Short-term investments	1.9
Total	100.0

Holdings by company size

% of equity investments
Market capitalization	as of 4/30/2022
More than $50 billion	40.5
More than $15 billion–$50 billion	38.5
More than $2 billion–$15 billion	20.9
$2 billion or less	0.1
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$1.09 billion
Portfolio turnover rate*	6%
Number of holdings	386
Weighted median market capitalization	$38.49 billion
Price/earnings ratio (weighted 12-month trailing average)†	12.8
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	37

Summary portfolio of investments (unaudited)

Growth & Income Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS
72,335	*,n	Tesla, Inc	$62,986,425	1.1%
		Other	20,724,942	0.4
			83,711,367	1.5
BANKS
2,190,290		Bank of America Corp	78,149,547	1.4
430,447		JPMorgan Chase & Co	51,378,154	0.9
238,640		M&T Bank Corp	39,766,970	0.7
1,321,932		Wells Fargo & Co	57,675,893	1.0
		Other	63,188,935	1.1
			290,159,499	5.1
CAPITAL GOODS
127,995	n	Deere & Co	48,324,512	0.9
292,032		Eaton Corp	42,350,481	0.7
638,210		Raytheon Technologies Corp	60,572,511	1.1
		Other	256,163,109	4.5
			407,410,613	7.2
COMMERCIAL & PROFESSIONAL SERVICES
254,076		Waste Management, Inc	41,780,257	0.7
			41,780,257	0.7
CONSUMER DURABLES & APPAREL			39,996,908	0.7
CONSUMER SERVICES
263,746	*	Expedia Group, Inc	46,089,613	0.8
		Other	101,766,151	1.8
			147,855,764	2.6
DIVERSIFIED FINANCIALS
1,360,726		Equitable Holdings, Inc	39,229,731	0.7
545,659		Morgan Stanley	43,974,659	0.8
		Other	56,514,680	1.0
			139,719,070	2.5
ENERGY
259,513	n	Cheniere Energy, Inc	35,244,460	0.6
688,785		ConocoPhillips	65,792,743	1.2
610,970		Exxon Mobil Corp	52,085,192	0.9
		Other	95,339,765	1.7
			248,462,160	4.4
FOOD & STAPLES RETAILING
319,975		Walmart, Inc	48,952,975	0.8
		Other	26,779,559	0.5
			75,732,534	1.3
FOOD, BEVERAGE & TOBACCO
586,409		Mondelez International, Inc	37,811,652	0.7
438,700		PepsiCo, Inc	75,329,177	1.3
		Other	157,975,858	2.8
			271,116,687	4.8
Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
314,304		Abbott Laboratories	$35,673,504	0.6%
213,420		UnitedHealth Group, Inc	108,534,741	1.9
		Other	232,846,811	4.2
			377,055,056	6.7
HOUSEHOLD & PERSONAL PRODUCTS
272,700		Procter & Gamble Co	43,781,985	0.8
		Other	33,576,118	0.6
			77,358,103	1.4
INSURANCE
706,595		American International Group, Inc	41,342,874	0.7
193,111		Chubb Ltd	39,867,766	0.7
579,640		Hartford Financial Services Group, Inc	40,534,225	0.7
722,634		Metlife, Inc	47,462,601	0.8
		Other	19,457,170	0.4
			188,664,636	3.3
MATERIALS
806,641		Corteva, Inc	46,535,119	0.8
192,775	n	Linde plc	60,138,089	1.1
		Other	118,560,623	2.1
			225,233,831	4.0
MEDIA & ENTERTAINMENT
100,905	*	Alphabet, Inc (Class C)	232,013,893	4.1
310,967	*	Meta Platforms, Inc	62,339,554	1.1
457,452	*,n	Walt Disney Co	51,065,367	0.9
		Other	47,130,888	0.8
			392,549,702	6.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
609,949		AbbVie, Inc	89,589,309	1.6
140,721		Danaher Corp	35,339,265	0.6
195,700	n	Eli Lilly & Co	57,169,841	1.0
452,480		Johnson & Johnson	81,654,541	1.4
		Other	191,298,447	3.4
			455,051,403	8.0
REAL ESTATE
292,125		Prologis, Inc	46,824,716	0.8
		Other	56,586,000	1.0
			103,410,716	1.8
RETAILING
71,925	*	Amazon.com, Inc	178,778,938	3.2
158,264	n	Home Depot, Inc	47,542,506	0.8
		Other	64,624,679	1.1
			290,946,123	5.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
464,485	*,n	Advanced Micro Devices, Inc	39,722,757	0.7
86,589	n	Broadcom, Inc	48,004,076	0.9
313,007	n	NVIDIA Corp	58,053,408	1.0
		Other	108,889,142	1.9
			254,669,383	4.5

38	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Growth & Income Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

SOFTWARE & SERVICES
145,044		Accenture plc	$43,565,416	0.8%
267,010		Mastercard, Inc (Class A)	97,026,094	1.7
1,334,785	n	Microsoft Corp	370,429,533	6.5
600,812		Oracle Corp	44,099,601	0.8
218,134	*,n	salesforce.com, Inc	38,378,496	0.7
167,769		Visa, Inc (Class A)	35,756,607	0.6
		Other	104,317,270	1.9
			733,573,017	13.0
TECHNOLOGY HARDWARE & EQUIPMENT
2,561,325		Apple, Inc	403,792,886	7.1
923,831		Cisco Systems, Inc	45,249,242	0.8
		Other	137,309,731	2.5
			586,351,859	10.4
TRANSPORTATION			97,041,715	1.7
UTILITIES
404,487		American Electric Power Co, Inc	40,088,706	0.7
		Other	73,528,950	1.3
			113,617,656	2.0

		TOTAL COMMON STOCKS (Cost $3,463,357,789)	5,641,468,059	99.6

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			9,999,601	0.2
REPURCHASE AGREEMENT
$36,430,000	r	Fixed Income Clearing Corp (FICC) 0.250%, 05/02/22	36,430,000	0.6
			36,430,000	0.6
Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,079,324	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$2,079,324	0.0%
			2,079,324	0.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $48,509,057)		48,508,925	0.8
	TOTAL PORTFOLIO (Cost $3,511,866,846)		5,689,976,984	100.4
	OTHER ASSETS & LIABILITIES, NET		(25,169,797)	(0.4)
	NET ASSETS		$5,664,807,187	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $36,430,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 3.000% and maturity date 11/15/45, valued at $37,158,685.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities on loan is $5,337,629. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	39

Summary portfolio of investments (unaudited)	continued

Growth & Income Fund  ■  April 30, 2022

Written options outstanding as of April 30, 2022 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Advanced Micro Devices, Inc, Call	400	$(22,788)	$120.00	05/20/22	$(8,400)
Advanced Micro Devices, Inc, Call	400	(123,664)	130.00	08/19/22	(54,800)
Advanced Micro Devices, Inc, Put	450	(95,580)	80.00	05/20/22	(171,000)
Advanced Micro Devices, Inc, Put	400	(267,419)	85.00	08/19/22	(422,000)
Airbnb, Inc, Call	210	(39,049)	200.00	05/20/22	(12,600)
Albertsons Cos, Inc, Call	900	(202,428)	40.00	07/15/22	(33,750)
Albertsons Cos, Inc, Put	1,100	(37,412)	28.00	05/20/22	(41,250)
Albertsons Cos, Inc, Put	900	(101,673)	26.00	07/15/22	(74,250)
Align Technology, Inc, Put	200	(42,628)	210.00	05/20/22	(30,000)
Alliance Data Systems Corp, Put	200	(109,594)	60.00	09/16/22	(206,000)
Alphabet, Inc, Call	14	(9,534)	3,360.00	05/20/22	(1,456)
Ambarella, Inc, Put	290	(962,207)	115.00	01/20/23	(1,158,550)
Aptiv plc, Put	165	(89,327)	100.00	08/19/22	(133,650)
Aptiv plc, Put	165	(71,605)	105.00	08/19/22	(169,950)
Aptiv plc, Put	165	(104,321)	95.00	11/18/22	(156,750)
Arcturus Therapeutics Holdings, Inc, Put	500	(623,982)	30.00	01/20/23	(685,000)
Axsome Therapeutics, Inc, Put	420	(267,946)	30.00	09/16/22	(361,200)
Axsome Therapeutics, Inc, Put	420	(364,390)	32.50	09/16/22	(436,800)
Axsome Therapeutics, Inc, Put	840	(692,678)	35.00	09/16/22	(991,200)
BioNTech SE, Put	187	(1,085,382)	200.00	01/20/23	(1,369,775)
BioNTech SE, Put	49	(399,015)	210.00	01/20/23	(396,410)
Boston Beer Co, Inc, Put	100	(1,024,260)	540.00	12/16/22	(1,729,500)
Broadcom, Inc, Put	82	(29,681)	520.00	05/20/22	(86,510)
Centene Corp, Put	600	(47,982)	70.00	05/20/22	(15,000)
CF Industries Holdings, Inc, Put	470	(62,327)	80.00	05/20/22	(56,400)
CF Industries Holdings, Inc, Put	39	(15,178)	77.50	08/19/22	(18,720)
CF Industries Holdings, Inc, Put	430	(184,517)	80.00	08/19/22	(227,900)
Cheniere Energy, Inc, Call	350	(247,789)	150.00	06/17/22	(122,500)
Cheniere Energy, Inc, Put	340	(66,769)	115.00	06/17/22	(74,800)
Children’s Place, Inc, Call	615	(316,484)	75.00	09/16/22	(142,988)
Children’s Place, Inc, Put	615	(252,297)	40.00	09/16/22	(304,425)
Citigroup, Inc, Put	445	(31,137)	42.50	05/20/22	(18,690)
Cloudflare, Inc, Put	300	(342,973)	95.00	11/18/22	(657,000)
Crowdstrike Holdings, Inc, Put	200	(200,327)	180.00	09/16/22	(397,500)
Deere & Co, Call	109	(158,264)	450.00	06/17/22	(30,847)
Deere & Co, Put	109	(152,269)	350.00	06/17/22	(106,275)
Dexcom, Inc, Put	60	(76,812)	420.00	06/17/22	(187,200)
Dexcom, Inc, Put	60	(88,051)	430.00	06/17/22	(197,400)
Dexcom, Inc, Put	65	(288,175)	400.00	09/16/22	(281,125)
DocuSign, Inc, Put	760	(112,830)	85.00	05/20/22	(616,360)
DraftKings, Inc, Put	300	(207,890)	25.00	01/20/23	(370,800)
DraftKings, Inc, Put	500	(521,483)	30.00	01/20/23	(830,000)
Duck Creek Technologies, Inc, Put	1,000	(341,699)	22.50	10/21/22	(740,000)
Edwards Lifesciences Corp, Put	420	(46,188)	100.00	05/20/22	(73,500)
Eli Lilly & Co, Put	100	(10,297)	250.00	05/20/22	(5,900)
Emergent BioSolutions, Inc, Put	115	(71,130)	45.00	09/16/22	(147,200)
Emergent BioSolutions, Inc, Put	173	(164,181)	50.00	09/16/22	(299,290)
EOG Resources, Inc, Put	420	(33,390)	100.00	05/20/22	(43,260)
Estee Lauder Cos, Inc, Put	160	(190,074)	280.00	07/15/22	(379,200)
Farfetch Ltd, Put	800	(693,205)	25.00	01/20/23	(1,154,000)
FedEx Corp, Put	86	(50,956)	180.00	07/15/22	(52,890)
Fortinet, Inc, Put	170	(115,001)	260.00	06/17/22	(217,600)
Generac Holdings, Inc, Put	60	(167,877)	260.00	12/16/22	(361,800)
Generac Holdings, Inc, Put	60	(188,877)	270.00	12/16/22	(405,000)
General Motors Co, Call	800	(155,320)	48.00	09/16/22	(86,400)
General Motors Co, Put	800	(239,095)	38.00	09/16/22	(312,000)
Global Payments, Inc, Put	288	(71,415)	110.00	08/19/22	(115,200)
HCA Healthcare, Inc, Put	215	(60,838)	195.00	06/17/22	(105,350)
Home Depot, Inc, Call	240	(290,022)	380.00	01/20/23	(168,000)
Home Depot, Inc, Put	240	(658,271)	300.00	01/20/23	(726,480)
IDEXX Laboratories, Inc, Put	73	(43,375)	470.00	05/20/22	(358,065)
Intel Corp, Put	1,000	(352,969)	42.50	09/16/22	(342,000)
Intuitive Surgical, Inc, Put	190	(121,214)	230.00	07/15/22	(220,400)
Linde plc, Put	150	(37,195)	280.00	05/20/22	(20,100)
Lululemon Athletica, Inc, Put	130	(49,070)	330.00	05/20/22	(86,190)
Lululemon Athletica, Inc, Put	200	(297,816)	300.00	06/17/22	(168,000)

40	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Growth & Income Fund  ■  April 30, 2022

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
M&T Bank Corp, Put	290	$(48,711)	$145.00	05/20/22	$(26,100)
Microsoft Corp, Call	150	(15,446)	330.00	06/17/22	(11,250)
Moderna, Inc, Put	100	(540,695)	250.00	09/16/22	(1,176,500)
Moderna, Inc, Put	300	(2,205,880)	220.00	01/20/23	(2,769,000)
Monolithic Power Systems, Inc, Call	100	(169,796)	540.00	12/16/22	(207,500)
Monolithic Power Systems, Inc, Put	100	(363,995)	350.00	12/16/22	(423,500)
NetFlix, Inc, Call	75	(20,848)	262.50	05/20/22	(2,850)
NetFlix, Inc, Put	250	(36,253)	170.00	05/20/22	(102,250)
NetFlix, Inc, Put	75	(582,938)	400.00	01/20/23	(1,527,075)
NVIDIA Corp, Put	130	(156,565)	200.00	06/17/22	(348,660)
Palo Alto Networks, Inc, Call	67	(95,905)	690.00	05/20/22	(18,927)
Palo Alto Networks, Inc, Put	67	(101,771)	510.00	06/17/22	(141,035)
Paramount Global, Put	892	(597,618)	35.00	09/16/22	(673,460)
PayPal Holdings, Inc, Put	420	(225,947)	87.50	07/15/22	(338,100)
Peabody Energy Corp, Call	1,000	(163,690)	34.00	05/20/22	(25,000)
Petco Health & Wellness Co, Inc, Put	1,600	(220,752)	15.00	09/16/22	(104,000)
QUALCOMM, Inc, Call	240	(29,705)	175.00	06/17/22	(20,640)
Royal Caribbean Cruises Ltd, Put	646	(48,644)	65.00	05/20/22	(66,538)
salesforce.com, Inc, Call	190	(161,154)	230.00	07/15/22	(25,270)
salesforce.com, Inc, Put	190	(198,224)	175.00	07/15/22	(250,800)
Seagen, Inc, Call	320	(351,351)	220.00	06/17/22	(75,200)
Seagen, Inc, Put	320	(655,350)	135.00	09/16/22	(640,000)
ServiceNow, Inc, Call	62	(30,777)	680.00	05/20/22	(1,240)
Shake Shack, Inc, Put	500	(520,342)	62.50	09/16/22	(560,000)
Snap, Inc, Put	350	(258,158)	45.00	07/15/22	(544,600)
Snap, Inc, Put	350	(233,089)	36.00	10/21/22	(327,250)
Snowflake, Inc, Put	210	(930,781)	215.00	01/20/23	(1,346,100)
Sociedad Quimica y Minera de Chile S.A., Call	600	(371,141)	105.00	09/16/22	(133,500)
Sociedad Quimica y Minera de Chile S.A., Call	600	(403,780)	95.00	09/16/22	(216,000)
Sociedad Quimica y Minera de Chile S.A., Put	600	(490,780)	75.00	09/16/22	(648,000)
Spirit AeroSystems Holdings, Inc, Call	880	(143,414)	55.00	05/20/22	(17,600)
Spirit AeroSystems Holdings, Inc, Put	880	(98,534)	39.00	05/20/22	(114,400)
Take-Two Interactive Software, Inc, Call	290	(147,311)	170.00	09/16/22	(44,225)
Take-Two Interactive Software, Inc, Put	290	(185,011)	120.00	09/16/22	(375,550)
Teradyne, Inc, Put	520	(105,757)	90.00	07/15/22	(136,240)
Tesla, Inc, Call	110	(1,185,093)	1,300.00	09/16/22	(330,000)
Tesla, Inc, Put	60	(35,096)	730.00	05/20/22	(22,800)
Tesla, Inc, Put	65	(155,826)	750.00	07/15/22	(348,270)
Tesla, Inc, Put	111	(804,838)	850.00	09/16/22	(1,376,400)
Ulta Beauty, Inc, Put	140	(315,641)	330.00	09/16/22	(196,000)
United Parcel Service, Inc, Put	254	(35,491)	165.00	05/20/22	(53,340)
Walt Disney Co, Put	380	(34,189)	110.00	05/20/22	(176,700)
Wolfspeed, Inc, Call	300	(51,435)	135.00	05/20/22	(9,000)
WW International, Inc, Put	900	(295,172)	12.50	10/21/22	(319,500)
WW International, Inc, Put	1,000	(192,970)	10.00	01/20/23	(220,000)
Zscaler, Inc, Put	210	(411,172)	230.00	08/19/22	(928,725)
Total	39,998	$(29,016,628)			$(37,393,651)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	41

Summary portfolio of investments (unaudited)

Large-Cap Growth Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS
175,885	*	Tesla, Inc	$153,153,622	2.8%
		Other	17,362,917	0.4
			170,516,539	3.2
BANKS			25,823,593	0.5
CAPITAL GOODS
244,343	*	Boeing Co	36,368,012	0.7
766,248		Carrier Global Corp	29,324,311	0.5
135,426		Deere & Co	51,130,086	0.9
124,559		Roper Technologies Inc	58,532,765	1.1
280,603		Safran S.A.	30,136,334	0.6
		Other	3,497,047	0.1
			208,988,555	3.9
COMMERCIAL & PROFESSIONAL SERVICES
295,650		Verisk Analytics, Inc	60,327,383	1.1
618,087		Waste Connections, Inc	85,277,463	1.6
		Other	31,143,309	0.6
			176,748,155	3.3
CONSUMER DURABLES & APPAREL
235,547		Essilor International S.A.	40,101,339	0.7
		Other	42,139,293	0.8
			82,240,632	1.5
CONSUMER SERVICES
78,192	*	Booking Holdings, Inc	172,828,559	3.2
		Other	62,840,340	1.2
			235,668,899	4.4
DIVERSIFIED FINANCIALS
165,015		S&P Global, Inc	62,128,148	1.1
		Other	13,590,043	0.3
			75,718,191	1.4
ENERGY
569,545		ConocoPhillips	54,402,939	1.0
134,892		Pioneer Natural Resources Co	31,358,343	0.6
			85,761,282	1.6
FOOD & STAPLES RETAILING
229,254		Costco Wholesale Corp	121,898,937	2.3
			121,898,937	2.3
FOOD, BEVERAGE & TOBACCO
732,160	*	Monster Beverage Corp	62,731,469	1.2
		Other	19,348,679	0.3
			82,080,148	1.5
HEALTH CARE EQUIPMENT & SERVICES
101,593	*	Align Technology, Inc	29,452,827	0.5
121,103	*	Dexcom, Inc	49,480,264	0.9
261,334	*	Intuitive Surgical, Inc	62,537,226	1.2
139,389		UnitedHealth Group, Inc	70,886,276	1.3
		Other	25,796,099	0.5
			238,152,692	4.4
Shares		Company	Value	% of net assets

INSURANCE
860,551		American International Group, Inc	$50,350,839	0.9%
			50,350,839	0.9
MATERIALS			26,505,993	0.5
MEDIA & ENTERTAINMENT
121,328	*	Alphabet, Inc (Class C)	278,973,110	5.2
646,684	*	Meta Platforms, Inc	129,640,742	2.4
		Other	143,385,467	2.6
			551,999,319	10.2
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
574,873		AbbVie, Inc	84,437,346	1.5
1,317,010	*	Avantor, Inc	41,986,279	0.8
250,488	*	Illumina, Inc	74,307,265	1.4
326,116		Zoetis, Inc	57,804,061	1.1
		Other	26,971,240	0.5
			285,506,191	5.3
RETAILING
194,556	*	Amazon.com, Inc	483,594,230	9.0
632,681		eBay, Inc	32,848,798	0.6
127,076		Home Depot, Inc	38,173,630	0.7
945,072		TJX Companies, Inc	57,914,012	1.1
		Other	49,467,305	0.8
			661,997,975	12.2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
771,924	*	Advanced Micro Devices, Inc	66,014,940	1.2
659,515		Applied Materials, Inc	72,777,480	1.3
197,386		Broadcom, Inc	109,428,825	2.0
608,997		Marvell Technology, Inc	35,370,546	0.7
450,885		NVIDIA Corp	83,625,641	1.6
		Other	28,481,372	0.5
			395,698,804	7.3
SOFTWARE & SERVICES
218,886		Accenture plc	65,744,599	1.2
183,845		Intuit, Inc	76,985,094	1.4
1,880,272		Microsoft Corp	521,813,086	9.7
740,737		Oracle Corp	54,370,096	1.0
77,665	*	Palo Alto Networks, Inc	43,591,811	0.8
470,799	*	PayPal Holdings, Inc	41,397,356	0.8
612,090	*	salesforce.com, Inc	107,691,115	2.0
151,734	*	ServiceNow, Inc	72,544,025	1.3
114,191	*	Synopsys, Inc	32,748,837	0.6
1,319,178		Visa, Inc (Class A)	281,156,407	5.2
260,839	*	Workday, Inc	53,915,421	1.0
		Other	72,847,685	1.4
			1,424,805,532	26.4
TECHNOLOGY HARDWARE & EQUIPMENT
2,059,088		Apple, Inc	324,615,223	6.0
			324,615,223	6.0

42	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Large-Cap Growth Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

TRANSPORTATION
1,814,647	*	Uber Technologies, Inc	$57,125,088	1.0%
296,280		Union Pacific Corp	69,415,441	1.3
			126,540,529	2.3
	TOTAL COMMON STOCKS (Cost $3,744,630,062)		5,351,618,028	99.1

Principal		Issuer

SHORT-TERM INVESTMENTS

REPURCHASE AGREEMENT
$74,845,000	r	Fixed Income Clearing Corp (FICC) 0.250%, 05/02/22	74,845,000	1.4
			74,845,000	1.4
Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,120,030	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$2,120,030	0.0%
			2,120,030	0.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $76,965,030)		76,965,030	1.4
	TOTAL PORTFOLIO (Cost $3,821,595,092)		5,428,583,058	100.5
	OTHER ASSETS & LIABILITIES, NET		(26,146,753)	(0.5)
	NET ASSETS		$5,402,436,305	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $74,845,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rates 2.875%–3.000% and maturity dates 5/15/45–8/15/45, valued at $76,341,935.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities on loan is $1,942,164. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

At 4/30/22, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $20,023,528 or 0.4% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	43

Summary portfolio of investments (unaudited)

Large-Cap Value Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

BANKS
3,436,558		Bank of America Corp	$122,616,390	2.5%
1,141,415		JPMorgan Chase & Co	136,239,294	2.7
388,837		PNC Financial Services Group, Inc	64,585,826	1.3
1,120,629		US Bancorp	54,417,744	1.1
2,338,744		Wells Fargo & Co	102,039,401	2.0
			479,898,655	9.6
CAPITAL GOODS
155,432		Deere & Co	58,683,352	1.2
368,062		Dover Corp	49,062,665	1.0
368,233		Eaton Corp	53,401,150	1.1
416,462		Honeywell International, Inc	80,589,562	1.6
216,824		Parker-Hannifin Corp	58,720,276	1.2
1,135,116		Raytheon Technologies Corp	107,733,859	2.2
		Other	143,911,665	2.8
			552,102,529	11.1
CONSUMER DURABLES & APPAREL			40,843,168	0.8
CONSUMER SERVICES
490,503	*	Hilton Worldwide Holdings, Inc	76,170,211	1.5
260,766		McDonald’s Corp	64,972,456	1.3
		Other	29,750,773	0.6
			170,893,440	3.4
DIVERSIFIED FINANCIALS
415,424		American Express Co	72,578,727	1.4
290,312	*	Berkshire Hathaway, Inc (Class B)	93,721,423	1.9
226,662		Goldman Sachs Group, Inc	69,242,974	1.4
		Other	69,084,797	1.4
			304,627,921	6.1
ENERGY
944,274		Chevron Corp	147,939,408	3.0
1,224,596		ConocoPhillips	116,973,410	2.4
642,444		EOG Resources, Inc	75,011,761	1.5
503,203		Valero Energy Corp	56,097,070	1.1
			396,021,649	8.0
FOOD & STAPLES RETAILING
552,970		Walmart, Inc	84,598,880	1.7
			84,598,880	1.7
FOOD, BEVERAGE & TOBACCO
728,626		Mondelez International, Inc	46,981,805	0.9
			46,981,805	0.9
HEALTH CARE EQUIPMENT & SERVICES
214,454		Anthem, Inc	107,640,896	2.2
260,871		Cigna Corp	64,377,745	1.3
694,121		Medtronic plc	72,438,468	1.4
378,408		UnitedHealth Group, Inc	192,439,389	3.9
		Other	107,456,240	2.1
			544,352,738	10.9
Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
324,615		Procter & Gamble Co	$52,116,938	1.0%
			52,116,938	1.0
INSURANCE
1,264,237		American International Group, Inc	73,970,507	1.5
474,772		Chubb Ltd	98,016,679	1.9
423,264		Marsh & McLennan Cos, Inc	68,441,789	1.4
452,272		Prudential Financial, Inc	49,076,035	1.0
			289,505,010	5.8
MATERIALS
642,903		Crown Holdings, Inc	70,745,046	1.4
		Other	164,224,372	3.3
			234,969,418	4.7
MEDIA & ENTERTAINMENT
37,303	*	Alphabet, Inc (Class C)	85,771,907	1.7
2,584,360		Comcast Corp (Class A)	102,754,153	2.1
540,882	*	Walt Disney Co	60,378,658	1.2
		Other	32,668,506	0.7
			281,573,224	5.7
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,133,411		Bristol-Myers Squibb Co	85,311,846	1.7
981,306		Johnson & Johnson	177,086,481	3.5
		Other	146,945,653	3.0
			409,343,980	8.2
REAL ESTATE
322,602		Prologis, Inc	51,709,875	1.0
			51,709,875	1.0
RETAILING			42,229,631	0.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
324,511		Analog Devices, Inc	50,098,008	1.0
777,872		Micron Technology, Inc	53,043,092	1.1
275,188		NXP Semiconductors NV	47,029,629	0.9
		Other	69,575,996	1.4
			219,746,725	4.4
SOFTWARE & SERVICES
179,840		Accenture plc	54,016,743	1.1
539,724	*	Fiserv, Inc	52,849,774	1.1
252,151		Microsoft Corp	69,976,946	1.4
		Other	25,575,202	0.5
			202,418,665	4.1
TECHNOLOGY HARDWARE & EQUIPMENT
1,771,059		Cisco Systems, Inc	86,746,470	1.8
573,757		TE Connectivity Ltd	71,593,398	1.4
			158,339,868	3.2
TELECOMMUNICATION SERVICES
478,667	*	T-Mobile US, Inc	58,943,054	1.2
			58,943,054	1.2

44	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Large-Cap Value Fund  ■  April 30, 2022

Shares	Company	Value	% of net assets

TRANSPORTATION
364,119	Union Pacific Corp	$85,309,440	1.7%
	Other	67,130,532	1.4
		152,439,972	3.1
UTILITIES
501,498	Ameren Corp	46,589,164	1.0
599,883	American Electric Power Co, Inc	59,454,404	1.2
	Other	57,074,884	1.1
		163,118,452	3.3
	TOTAL COMMON STOCKS (Cost $3,335,991,480)	4,936,775,597	99.1
Principal	Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		$15,721,282	0.3%
REPURCHASE AGREEMENT		45,725,000	0.9
	TOTAL SHORT-TERM INVESTMENTS (Cost $61,447,559)	61,446,282	1.2
	TOTAL PORTFOLIO (Cost $3,397,439,039)	4,998,221,879	100.3
	OTHER ASSETS & LIABILITIES, NET	(17,397,831)	(0.3)
	NET ASSETS	$4,980,824,048	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	45

Summary portfolio of investments (unaudited)

Mid-Cap Growth Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

BANKS			$6,287,137	0.5%
CAPITAL GOODS
450,995		Carrier Global Corp	17,259,579	1.3
316,731		Spirit Aerosystems Holdings, Inc (Class A)	13,315,371	1.0
33,055	*	TransDigm Group, Inc	19,661,444	1.5
46,093		W.W. Grainger, Inc	23,047,883	1.7
		Other	18,685,031	1.4
			91,969,308	6.9
COMMERCIAL & PROFESSIONAL SERVICES
535,801	*	Driven Brands Holdings, Inc	14,943,490	1.1
358,174		Experian Group Ltd	12,369,306	0.9
921,551	*	First Advantage Corp	15,998,125	1.2
176,901		Verisk Analytics, Inc	36,096,649	2.6
180,550		Waste Connections, Inc	24,910,484	1.9
		Other	13,766,966	1.0
			118,085,020	8.7
CONSUMER DURABLES & APPAREL
46,926	*	Lululemon Athletica, Inc	16,641,367	1.2
2,028,700		Prada S.p.A	12,622,852	0.9
		Other	30,471,113	2.3
			59,735,332	4.4
CONSUMER SERVICES
10,582	*	Chipotle Mexican Grill, Inc (Class A)	15,403,265	1.1
765,407		European Wax Center, Inc	21,010,422	1.6
98,422	*	Expedia Group, Inc	17,199,245	1.3
174,031	*	Royal Caribbean Cruises Ltd	13,527,430	1.0
		Other	41,667,886	3.1
			108,808,248	8.1
DIVERSIFIED FINANCIALS
47,715		Ameriprise Financial, Inc	12,667,855	0.9
		Other	19,398,276	1.5
			32,066,131	2.4
ENERGY
163,836		Cheniere Energy, Inc	22,250,567	1.6
107,274		Pioneer Natural Resources Co	24,937,987	1.9
		Other	7,863,400	0.6
			55,051,954	4.1
FOOD, BEVERAGE & TOBACCO
1,078,137		Davide Campari-Milano NV	12,164,814	0.9
		Other	15,617,063	1.2
			27,781,877	2.1
HEALTH CARE EQUIPMENT & SERVICES
68,350	*	Dexcom, Inc	27,926,443	2.1
83,276	*	Molina Healthcare, Inc	26,102,862	2.0
90,713	*	Veeva Systems, Inc	16,505,231	1.2
		Other	18,223,114	1.3
			88,757,650	6.6
INSURANCE			7,824,878	0.6
MATERIALS			14,397,626	1.1
MEDIA & ENTERTAINMENT
285,246	*	Match Group, Inc	22,577,221	1.7
		Other	26,297,903	1.9
			48,875,124	3.6
Shares		Company	Value	% of net assets

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
200,742		Agilent Technologies, Inc	$23,942,499	1.8%
613,510	*	Avantor, Inc	19,558,699	1.5
63,824	*	Charles River Laboratories International, Inc	15,414,134	1.1
238,338	*	Horizon Therapeutics Plc	23,490,593	1.8
57,238		West Pharmaceutical Services, Inc	18,033,404	1.3
		Other	21,160,919	1.6
			121,600,248	9.1
REAL ESTATE
167,186		Simon Property Group, Inc	19,727,948	1.5
			19,727,948	1.5
RETAILING
93,321	*	Burlington Stores, Inc	18,996,423	1.4
123,516	*	Dollar Tree, Inc	20,065,174	1.5
118,116	*	Five Below, Inc	18,556,024	1.4
		Other	16,634,203	1.2
			74,251,824	5.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
136,890		Entegris, Inc	15,248,177	1.2
214,180		Marvell Technology, Inc	12,439,574	0.9
69,504		Monolithic Power Systems, Inc	27,262,249	2.0
		Other	21,034,243	1.6
			75,984,243	5.7
SOFTWARE & SERVICES
508,343	*,e	Clear Secure, Inc	15,463,794	1.2
152,450	*	Datadog, Inc	18,412,911	1.4
222,353	*	DocuSign, Inc	18,010,593	1.3
54,784	*	Gartner, Inc	15,917,491	1.2
51,717	*	HubSpot, Inc	19,622,981	1.5
45,958	*	MongoDB, Inc	16,311,873	1.2
76,329	*	Palo Alto Networks, Inc	42,841,941	3.2
132,694	*	Paylocity Holding Corp	25,162,763	1.9
3,007,054	*	Sabre Corp	31,483,856	2.4
123,749	*	Synopsys, Inc	35,489,976	2.6
66,814	*	Zscaler, Inc	13,545,870	1.0
		Other	76,106,564	5.6
			328,370,613	24.5
TECHNOLOGY HARDWARE & EQUIPMENT
148,858	*	Arista Networks, Inc	17,203,519	1.3
			17,203,519	1.3
TRANSPORTATION
715,532	*,e	Hertz Global Holdings, Inc	14,353,572	1.1
386,801	*	Lyft, Inc (Class A)	12,609,713	0.9
		Other	11,930,797	0.9
			38,894,082	2.9
	TOTAL COMMON STOCKS (Cost $1,278,812,517)		1,335,672,762	99.7

RIGHTS / WARRANTS

TRANSPORTATION			2,378,180	0.2
	TOTAL RIGHTS / WARRANTS (Cost $2,029,947)		2,378,180	0.2

46	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Mid-Cap Growth Fund  ■  April 30, 2022

Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

REPURCHASE AGREEMENT			$3,870,000	0.3%

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
23,616,631	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	23,616,631	1.8
			23,616,631	1.8
	TOTAL SHORT-TERM INVESTMENTS (Cost $27,486,631)		27,486,631	2.1
	TOTAL PORTFOLIO (Cost $1,308,329,095)		1,365,537,573	101.9
	OTHER ASSETS & LIABILITIES, NET		(25,216,387)	(1.9)
	NET ASSETS		$1,340,321,186	100.0%

Abbreviation(s):

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $21,904,490. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $9,377,747 or 0.7% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	47

Summary portfolio of investments (unaudited)

Mid-Cap Value Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

BANKS
115,942		Signature Bank	$28,086,949	1.5%
		Other	79,884,600	4.1
			107,971,549	5.6
CAPITAL GOODS
145,129		Curtiss-Wright Corp	20,740,385	1.1
172,646		Dover Corp	23,013,712	1.2
723,919		Howmet Aerospace, Inc	24,700,116	1.3
133,401		Hubbell, Inc	26,061,219	1.3
367,182		Johnson Controls International plc	21,983,186	1.1
129,285		Parker-Hannifin Corp	35,012,964	1.8
312,493		Westinghouse Air Brake Technologies Corp	28,096,246	1.5
		Other	57,696,468	3.0
			237,304,296	12.3
COMMERCIAL & PROFESSIONAL SERVICES
167,426		Republic Services, Inc	22,480,289	1.2
			22,480,289	1.2
CONSUMER DURABLES & APPAREL
1,283,268		Newell Brands Inc	29,707,654	1.5
		Other	20,423,852	1.1
			50,131,506	2.6
CONSUMER SERVICES
378,097		Travel & Leisure Co	20,976,822	1.1
262,525		Yum! Brands, Inc	30,718,050	1.6
		Other	26,914,661	1.4
			78,609,533	4.1
DIVERSIFIED FINANCIALS
659,139		Ally Financial, Inc	26,339,194	1.4
115,178		Ameriprise Financial, Inc	30,578,607	1.6
165,264		LPL Financial Holdings, Inc	31,048,148	1.6
402,245		Voya Financial, Inc	25,397,749	1.3
		Other	16,554,619	0.8
			129,918,317	6.7
ENERGY
202,933		EOG Resources, Inc	23,694,457	1.2
189,588		Pioneer Natural Resources Co	44,073,523	2.3
374,636		Valero Energy Corp	41,764,421	2.2
		Other	37,655,877	1.9
			147,188,278	7.6
FOOD & STAPLES RETAILING
586,974	*	Performance Food Group Co	28,908,469	1.5
			28,908,469	1.5
FOOD, BEVERAGE & TOBACCO
122,638		Hershey Co	27,687,981	1.4
		Other	20,349,674	1.1
			48,037,655	2.5
HEALTH CARE EQUIPMENT & SERVICES
404,404	*	Centene Corp	32,574,742	1.7
122,649		Cigna Corp	30,267,320	1.6
58,487		Humana, Inc	26,000,981	1.3
93,208	*	Molina Healthcare, Inc	29,216,048	1.5
		Other	29,872,141	1.5
			147,931,232	7.6
Shares		Company	Value	% of net assets

INSURANCE
89,454		Everest Re Group Ltd	$24,573,908	1.3%
		Other	20,260,062	1.0
			44,833,970	2.3
MATERIALS
222,564		Crown Holdings, Inc	24,490,943	1.2
1,129,379		Graphic Packaging Holding Co	24,620,462	1.3
340,070		Sealed Air Corp	21,835,895	1.1
		Other	19,160,840	1.0
			90,108,140	4.6
MEDIA & ENTERTAINMENT			12,153,299	0.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
134,866	*	IQVIA Holdings, Inc	29,399,440	1.5
143,004	*	United Therapeutics Corp	25,391,790	1.3
		Other	20,439,906	1.1
			75,231,136	3.9
REAL ESTATE
603,605		American Homes 4 Rent	23,908,794	1.2
432,187		Apartment Income REIT Corp	21,250,635	1.1
153,329		Extra Space Storage, Inc	29,132,510	1.5
946,130		Kimco Realty Corp	23,965,473	1.2
449,392		Rexford Industrial Realty, Inc	35,070,552	1.8
74,236		SBA Communications Corp	25,768,058	1.3
431,364		UDR, Inc	22,952,878	1.2
832,036		VICI Properties, Inc	24,802,995	1.3
		Other	39,454,359	2.1
			246,306,254	12.7
RETAILING
105,236		Advance Auto Parts, Inc	21,008,263	1.1
		Other	20,443,968	1.0
			41,452,231	2.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			24,299,768	1.3
SOFTWARE & SERVICES
987,545		NortonLifelock, Inc	24,728,127	1.3
74,232	*	Synopsys, Inc	21,288,995	1.1
		Other	48,389,674	2.5
			94,406,796	4.9
TECHNOLOGY HARDWARE & EQUIPMENT
460,729	*	Ciena Corp	25,418,419	1.3
2,282,227		Hewlett Packard Enterprise Co	35,169,118	1.8
			60,587,537	3.1
TRANSPORTATION
1,371,851	*,e	American Airlines Group, Inc	25,749,643	1.3
		Other	14,651,465	0.8
			40,401,108	2.1
UTILITIES
652,762		Alliant Energy Corp	38,388,933	2.0
295,705		American Electric Power Co, Inc	29,307,323	1.5
355,390		Evergy, Inc	24,113,211	1.3
214,326		WEC Energy Group, Inc	21,443,316	1.1
633,632		Xcel Energy, Inc	46,419,880	2.4
		Other	39,319,807	2.0
			198,992,470	10.3

	TOTAL COMMON STOCKS (Cost $1,674,283,019)		1,927,253,833	99.6

48	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Mid-Cap Value Fund  ■  April 30, 2022

Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

REPURCHASE AGREEMENT			$17,830,000	0.9%

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,121	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	1,121	0.0
			1,121	0.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $17,831,121)		17,831,121	0.9
	TOTAL PORTFOLIO (Cost $1,692,114,140)		1,945,084,954	100.5
	OTHER ASSETS & LIABILITIES, NET		(8,971,259)	(0.5)
	NET ASSETS		$1,936,113,695	100.0%

REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,065,422. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	49

Summary portfolio of investments (unaudited)

Quant Small-Cap Equity Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$19,479,277	0.7%
BANKS
286,450		Essent Group Ltd	11,609,819	0.4
425,090		OFG Bancorp	11,298,892	0.4
665,760		Radian Group, Inc	14,240,606	0.5
534,542		United Community Banks, Inc	16,111,096	0.6
		Other	205,210,752	8.0
			258,471,165	9.9
CAPITAL GOODS
105,840		Applied Industrial Technologies, Inc	11,080,390	0.4
152,433	*	Atkore International Group, Inc	14,648,811	0.6
220,170		Comfort Systems USA, Inc	18,586,751	0.7
143,360		UFP Industries, Inc	11,091,763	0.4
475,380	*	WillScot Mobile Mini Holdings Corp	16,685,838	0.6
356,454		Zurn Water Solutions Corp	11,128,494	0.4
		Other	174,384,951	6.7
			257,606,998	9.8
COMMERCIAL & PROFESSIONAL SERVICES
136,952		Exponent, Inc	13,121,371	0.5
366,970		KBR, Inc	18,065,933	0.7
184,048	*	TriNet Group, Inc	16,325,058	0.6
		Other	39,549,596	1.5
			87,061,958	3.3
CONSUMER DURABLES & APPAREL			46,643,398	1.8
CONSUMER SERVICES
168,730		Texas Roadhouse, Inc (Class A)	13,891,541	0.5
		Other	74,535,027	2.9
			88,426,568	3.4
DIVERSIFIED FINANCIALS			74,667,467	2.9
ENERGY
538,870	*	Antero Resources Corp	18,968,224	0.7
535,190		ChampionX Corp	11,292,509	0.4
168,810		Chesapeake Energy Corp	13,845,796	0.5
540,510		Ovintiv, Inc	27,668,707	1.1
646,636	*	PBF Energy, Inc	18,791,242	0.7
2,588,859	*	Tellurian, Inc	12,892,518	0.5
		Other	93,482,121	3.6
			196,941,117	7.5
FOOD & STAPLES RETAILING
453,271	*,d	BJ’s Wholesale Club Holdings, Inc	29,167,989	1.1
311,150	*	Performance Food Group Co	15,324,137	0.6
		Other	7,754,407	0.3
			52,246,533	2.0
FOOD, BEVERAGE & TOBACCO
63,850		Sanderson Farms, Inc	12,091,274	0.5
		Other	34,944,257	1.3
			47,035,531	1.8
Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
344,487	*	Lantheus Holdings, Inc	$22,877,382	0.9%
396,190	*	Option Care Health, Inc	11,838,157	0.4
534,910	*	R1 RCM, Inc	12,046,173	0.5
		Other	150,101,912	5.7
			196,863,624	7.5
HOUSEHOLD & PERSONAL PRODUCTS			11,809,095	0.4
INSURANCE			35,809,156	1.4
MATERIALS
466,540	*	Summit Materials, Inc	12,969,812	0.5
		Other	112,460,202	4.3
			125,430,014	4.8
MEDIA & ENTERTAINMENT
586,720		TEGNA, Inc	12,937,176	0.5
		Other	54,673,525	2.1
			67,610,701	2.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
225,294	*	Intra-Cellular Therapies, Inc	11,402,129	0.4
		Other	201,811,582	7.7
			213,213,711	8.1
REAL ESTATE
87,620		EastGroup Properties, Inc	16,428,750	0.6
342,730		National Storage Affiliates Trust	19,398,518	0.7
197,490		PotlatchDeltic Corp	10,938,971	0.4
103,018		PS Business Parks, Inc	19,284,970	0.7
403,950		STAG Industrial, Inc	15,075,414	0.6
		Other	116,905,128	4.6
			198,031,751	7.6
RETAILING
668,310		Macy’s, Inc	16,153,053	0.6
		Other	40,923,888	1.6
			57,076,941	2.2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
294,997	*	Lattice Semiconductor Corp	14,171,656	0.5
183,090	*	Semtech Corp	10,912,164	0.4
		Other	46,896,739	1.8
			71,980,559	2.7
SOFTWARE & SERVICES
459,040	*	Box, Inc	14,055,805	0.5
92,260	*	ExlService Holdings, Inc	12,561,199	0.5
256,769	*	Tenable Holdings, Inc	14,181,352	0.5
724,856	*	Vonage Holdings Corp	14,468,126	0.5
		Other	126,688,537	5.0
			181,955,019	7.0
TECHNOLOGY HARDWARE & EQUIPMENT
196,550	*,e	II-VI, Inc	12,030,826	0.5
379,721	*	Sanmina Corp	15,526,792	0.6
		Other	58,212,406	2.2
			85,770,024	3.3
TELECOMMUNICATION SERVICES			21,393,862	0.8

50	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Quant Small-Cap Equity Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

TRANSPORTATION
61,120	*	Saia, Inc	$12,588,275	0.5%
		Other	56,955,790	2.2
			69,544,065	2.7
UTILITIES
169,348		Black Hills Corp	12,403,048	0.5
164,950	e	Brookfield Infrastructure Corp	11,698,254	0.4
245,431		Portland General Electric Co	11,616,249	0.4
388,157		South Jersey Industries, Inc	13,271,088	0.5
		Other	47,390,218	1.9
			96,378,857	3.7
	TOTAL COMMON STOCKS (Cost $2,324,352,857)		2,561,447,391	97.9

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			25,277,394	1.0

REPURCHASE AGREEMENT
$19,740,000	r	Fixed Income Clearing Corp (FICC) 0.230%, 05/02/22	19,740,000	0.7
			19,740,000	0.7
TREASURY DEBT			9,999,660	0.4
Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
43,360,329	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$43,360,329	1.7%
			43,360,329	1.7
	TOTAL SHORT-TERM INVESTMENTS (Cost $98,377,217)		98,377,383	3.8
	TOTAL PORTFOLIO (Cost $2,422,730,074)		2,659,824,774	101.7
	OTHER ASSETS & LIABILITIES, NET		(43,575,930)	(1.7)
	NET ASSETS		$2,616,248,844	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $66,213,320. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $19,740,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 8/15/45, valued at $20,134,815.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of April 30, 2022 were as follows:

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
Russell 2000 E Mini Index	530		06/17/22	$53,515,366	$49,324,450	$(4,190,916)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	51

Summary portfolio of investments (unaudited)

Quant Small/Mid-Cap Equity Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$2,833,575	0.3%
BANKS			67,518,428	6.8
CAPITAL GOODS
67,026		Aecom Technology Corp	4,729,355	0.5
83,588	*	Atkore International Group, Inc	8,032,807	0.8
65,027		Boise Cascade Co	4,914,741	0.5
104,766	*	Builders FirstSource, Inc	6,450,443	0.7
59,800		Fortune Brands Home & Security, Inc	4,260,750	0.4
85,501		UFP Industries, Inc	6,615,212	0.7
		Other	87,603,830	8.8
			122,607,138	12.4
COMMERCIAL & PROFESSIONAL SERVICES
54,509		Booz Allen Hamilton Holding Co	4,449,570	0.5
68,980		Kforce, Inc	4,832,049	0.5
		Other	12,744,983	1.2
			22,026,602	2.2
CONSUMER DURABLES & APPAREL			29,163,908	3.0
CONSUMER SERVICES
68,650		Boyd Gaming Corp	4,158,817	0.4
		Other	24,069,721	2.5
			28,228,538	2.9
DIVERSIFIED FINANCIALS
41,310		CBOE Global Markets, Inc	4,667,204	0.5
13,240		Factset Research Systems, Inc	5,342,207	0.5
40,000	e	iShares Russell 2000 Index Fund	7,398,000	0.8
32,513		LPL Financial Holdings, Inc	6,108,217	0.6
		Other	29,322,217	2.9
			52,837,845	5.3
ENERGY
189,750		APA Corp	7,766,467	0.8
94,690		Devon Energy Corp	5,508,117	0.5
42,400		Diamondback Energy, Inc	5,352,152	0.5
397,040		Marathon Oil Corp	9,894,237	1.0
172,300	*	PBF Energy, Inc	5,007,038	0.5
210,670		SM Energy Co	7,485,105	0.8
107,470		Targa Resources Investments, Inc	7,889,373	0.8
		Other	22,417,353	2.3
			71,319,842	7.2
FOOD & STAPLES RETAILING
84,780	*	Performance Food Group Co	4,175,415	0.4
120,500	*	US Foods Holding Corp	4,533,210	0.4
		Other	10,517,016	1.1
			19,225,641	1.9
FOOD, BEVERAGE & TOBACCO
58,073		Bunge Ltd	6,569,218	0.7
		Other	17,388,632	1.7
			23,957,850	2.4
Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
14,250	*	Molina Healthcare, Inc	$4,466,662	0.4%
		Other	43,668,673	4.5
			48,135,335	4.9
HOUSEHOLD & PERSONAL PRODUCTS			7,454,923	0.8
INSURANCE
68,130		W.R. Berkley Corp	4,529,964	0.4
		Other	18,077,964	1.9
			22,607,928	2.3
MATERIALS
28,592		Avery Dennison Corp	5,163,715	0.5
50,926		CF Industries Holdings, Inc	4,931,165	0.5
31,334		Reliance Steel & Aluminum Co	6,211,965	0.6
75,500		Sealed Air Corp	4,847,855	0.5
		Other	43,176,849	4.4
			64,331,549	6.5
MEDIA & ENTERTAINMENT			18,061,091	1.8
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
170,100	*	Avantor, Inc	5,422,788	0.6
19,602	*	Charles River Laboratories International, Inc	4,734,079	0.5
93,200	*	QIAGEN NV	4,228,484	0.4
		Other	49,494,055	5.0
			63,879,406	6.5
REAL ESTATE
130,750		American Homes 4 Rent	5,179,007	0.5
89,010		Apartment Income REIT Corp	4,376,622	0.4
95,040		CubeSmart	4,515,350	0.5
70,906		Equity Lifestyle Properties, Inc	5,479,616	0.6
64,700		Rexford Industrial Realty, Inc	5,049,188	0.5
		Other	67,077,137	6.8
			91,676,920	9.3
RETAILING
37,741	*	Autonation, Inc	4,374,559	0.4
33,910		Williams-Sonoma, Inc	4,424,577	0.4
		Other	24,262,298	2.5
			33,061,434	3.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
86,500	*	ON Semiconductor Corp	4,507,515	0.4
		Other	29,770,583	3.1
			34,278,098	3.5
SOFTWARE & SERVICES
34,000	*	Manhattan Associates, Inc	4,438,700	0.4
12,800	*	MongoDB, Inc	4,543,104	0.5
38,193	*	SPS Commerce, Inc	4,569,029	0.5
101,000	*	Varonis Systems, Inc	4,363,200	0.4
51,272	*	Zendesk, Inc	6,257,235	0.6
		Other	69,217,580	7.1
			93,388,848	9.5

52	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Quant Small/Mid-Cap Equity Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
35,195	*	Arrow Electronics, Inc	$4,148,083	0.4%
74,016		Jabil Inc	4,272,944	0.4
154,120	*	Pure Storage, Inc	4,515,716	0.5
		Other	17,419,127	1.8
			30,355,870	3.1
TELECOMMUNICATION SERVICES			5,643,427	0.6
TRANSPORTATION			18,201,943	1.8
UTILITIES
127,310		OGE Energy Corp	4,924,351	0.5
		Other	7,959,766	0.8
			12,884,117	1.3
	TOTAL COMMON STOCKS (Cost $826,470,154)		983,680,256	99.6

Principal		Issuer

SHORT-TERM INVESTMENTS

REPURCHASE AGREEMENT			3,425,000	0.3
Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
5,481,188	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$5,481,188	0.6%
			5,481,188	0.6
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,906,188)		8,906,188	0.9
	TOTAL PORTFOLIO (Cost $835,376,342)		992,586,444	100.5
	OTHER ASSETS & LIABILITIES, NET		(5,378,158)	(0.5)
	NET ASSETS		$987,208,286	100.0%

REIT	Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $13,294,920. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $2,414,656 or 0.2% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	53

Summary portfolio of investments (unaudited)

Social Choice Equity Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS
166,307	*	Tesla, Inc	$144,813,483	2.2%
		Other	12,569,404	0.2
			157,382,887	2.4
BANKS			191,435,108	2.9
CAPITAL GOODS
233,113		Caterpillar, Inc	49,079,611	0.7
121,467		Deere & Co	45,859,866	0.7
		Other	277,802,863	4.2
			372,742,340	5.6
COMMERCIAL & PROFESSIONAL SERVICES			87,139,024	1.3
CONSUMER DURABLES & APPAREL
419,574		Nike, Inc (Class B)	52,320,878	0.8
		Other	33,064,808	0.5
			85,385,686	1.3
CONSUMER SERVICES
19,431	*	Booking Holdings, Inc	42,948,534	0.6
		Other	114,901,469	1.8
			157,850,003	2.4
DIVERSIFIED FINANCIALS
286,307		American Express Co	50,020,696	0.8
65,633		BlackRock, Inc	40,999,622	0.6
647,988		Charles Schwab Corp	42,981,044	0.6
543,535		Morgan Stanley	43,803,486	0.7
140,865		S&P Global, Inc	53,035,673	0.8
		Other	241,890,684	3.6
			472,731,205	7.1
ENERGY
578,708		ConocoPhillips	55,278,188	0.8
		Other	218,061,097	3.3
			273,339,285	4.1
FOOD & STAPLES RETAILING			39,024,417	0.6
FOOD, BEVERAGE & TOBACCO
1,127,100		Coca-Cola Co	72,821,931	1.1
414,457		PepsiCo, Inc	71,166,411	1.1
		Other	63,538,411	0.9
			207,526,753	3.1
HEALTH CARE EQUIPMENT & SERVICES
105,691		Anthem, Inc	53,049,484	0.8
185,551		Cigna Corp	45,790,276	0.7
		Other	322,356,366	4.8
			421,196,126	6.3
HOUSEHOLD & PERSONAL PRODUCTS
595,703		Procter & Gamble Co	95,640,117	1.4
		Other	69,090,999	1.1
			164,731,116	2.5
Shares		Company	Value	% of net assets

INSURANCE
230,403		Chubb Ltd	$47,566,699	0.7%
277,166		Marsh & McLennan Cos, Inc	44,817,742	0.7
		Other	131,241,059	1.9
			223,625,500	3.3
MATERIALS			176,723,990	2.6
MEDIA & ENTERTAINMENT
1,066,497		Comcast Corp (Class A)	42,403,921	0.6
512,185	*	Walt Disney Co	57,175,212	0.9
		Other	184,041,344	2.7
			283,620,477	4.2
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
180,747		Amgen, Inc	42,148,393	0.6
738,603		Bristol-Myers Squibb Co	55,594,648	0.8
218,680		Danaher Corp	54,917,108	0.8
253,670		Eli Lilly & Co	74,104,617	1.1
120,749		Thermo Fisher Scientific, Inc	66,764,537	1.0
229,553		Zoetis, Inc	40,688,269	0.6
		Other	207,978,962	3.2
			542,196,534	8.1
REAL ESTATE
200,105		American Tower Corp	48,229,307	0.7
319,767		Prologis, Inc	51,255,452	0.8
		Other	118,071,423	1.8
			217,556,182	3.3
RETAILING
265,726		Home Depot, Inc	79,824,090	1.2
241,920		Lowe’s Companies, Inc	47,834,842	0.7
218,871		Target Corp	50,044,854	0.8
		Other	98,594,995	1.4
			276,298,781	4.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
441,575		Applied Materials, Inc	48,727,801	0.7
1,376,307		Intel Corp	59,993,222	0.9
561,347		NVIDIA Corp	104,113,028	1.6
348,490		Texas Instruments, Inc	59,330,423	0.9
		Other	116,988,125	1.7
			389,152,599	5.8
SOFTWARE & SERVICES
210,596		Accenture plc	63,254,615	1.0
142,621	*	Adobe, Inc	56,470,785	0.9
217,096		Automatic Data Processing, Inc	47,366,005	0.7
388,025		International Business Machines Corp	51,300,785	0.8
101,475		Intuit, Inc	42,492,656	0.6
234,341		Mastercard, Inc (Class A)	85,154,833	1.3
1,334,497	d	Microsoft Corp	370,349,607	5.6
479,182	*	PayPal Holdings, Inc	42,134,473	0.6
300,072	*	salesforce.com, Inc	52,794,668	0.8
90,530	*	ServiceNow, Inc	43,282,393	0.7
		Other	270,056,258	3.9
			1,124,657,078	16.9
TECHNOLOGY HARDWARE & EQUIPMENT
1,263,337		Cisco Systems, Inc	61,878,246	0.9
		Other	226,438,581	3.4
			288,316,827	4.3

54	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Social Choice Equity Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

TELECOMMUNICATION SERVICES
351,522	*	T-Mobile US, Inc	$43,286,419	0.6%
1,261,731		Verizon Communications, Inc	58,418,145	0.9
		Other	5,977,604	0.1
			107,682,168	1.6
TRANSPORTATION
1,265,121		CSX Corp	43,444,255	0.7
		Other	122,869,495	1.8
			166,313,750	2.5
UTILITIES
710,043		NextEra Energy, Inc	50,427,254	0.8
		Other	162,925,903	2.4
			213,353,157	3.2
	TOTAL COMMON STOCKS (Cost $4,577,298,356)		6,639,980,993	99.5

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			25,699,051	0.4
Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
5,185,122	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$5,185,122	0.1%
			5,185,122	0.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $30,884,415)		30,884,173	0.5
	TOTAL PORTFOLIO (Cost $4,608,182,771)		6,670,865,166	100.0
	OTHER ASSETS & LIABILITIES, NET		29,613	0.0
	NET ASSETS		$6,670,894,779	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities on loan is $12,088,450. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of April 30, 2022 were as follows:

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
S&P 500 E Mini Index	118		06/17/22	$25,466,015	$24,352,250	$(1,113,765)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	55

Summary portfolio of investments (unaudited)

Social Choice Low Carbon Equity Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS
27,408	*	Tesla, Inc	$23,865,790	2.2%
		Other	3,949,983	0.4
			27,815,773	2.6
BANKS			29,017,789	2.7
CAPITAL GOODS
36,829		Caterpillar, Inc	7,753,978	0.7
20,996		Deere & Co	7,927,040	0.8
		Other	42,788,984	4.0
			58,470,002	5.5
COMMERCIAL & PROFESSIONAL SERVICES			12,382,827	1.2
CONSUMER DURABLES & APPAREL
61,996		Nike, Inc (Class B)	7,730,901	0.7
		Other	6,955,881	0.7
			14,686,782	1.4
CONSUMER SERVICES
3,434	*	Booking Holdings, Inc	7,590,204	0.7
		Other	18,089,673	1.7
			25,679,877	2.4
DIVERSIFIED FINANCIALS
45,074		American Express Co	7,874,879	0.8
115,646		Charles Schwab Corp	7,670,799	0.7
24,981		Goldman Sachs Group, Inc	7,631,446	0.7
58,936		Intercontinental Exchange Group, Inc	6,825,378	0.7
97,787		Morgan Stanley	7,880,654	0.8
22,592		S&P Global, Inc	8,505,888	0.8
		Other	24,814,466	2.2
			71,203,510	6.7
ENERGY			35,290,448	3.3
FOOD & STAPLES RETAILING			4,962,006	0.5
FOOD, BEVERAGE & TOBACCO
179,819		Coca-Cola Co	11,618,106	1.1
65,923		PepsiCo, Inc	11,319,638	1.1
		Other	10,505,504	1.0
			33,443,248	3.2
HEALTH CARE EQUIPMENT & SERVICES
16,837		Anthem, Inc	8,450,995	0.8
28,978		Cigna Corp	7,151,191	0.7
		Other	48,167,738	4.5
			63,769,924	6.0
HOUSEHOLD & PERSONAL PRODUCTS
94,302		Procter & Gamble Co	15,140,186	1.5
		Other	11,296,424	1.0
			26,436,610	2.5
Shares		Company	Value	% of net assets

INSURANCE
36,322		Chubb Ltd	$7,498,677	0.7%
43,812		Marsh & McLennan Cos, Inc	7,084,400	0.7
		Other	27,574,806	2.6
			42,157,883	4.0
MATERIALS			33,199,666	3.1
MEDIA & ENTERTAINMENT
213,277		Comcast Corp (Class A)	8,479,893	0.8
92,225	*	Walt Disney Co	10,295,077	1.0
		Other	22,797,530	2.1
			41,572,500	3.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
34,842		Amgen, Inc	8,124,806	0.8
125,801		Bristol-Myers Squibb Co	9,469,041	0.9
36,987		Danaher Corp	9,288,545	0.9
39,516		Eli Lilly & Co	11,543,809	1.1
125,099		Merck & Co, Inc	11,095,030	1.1
19,606		Thermo Fisher Scientific, Inc	10,840,550	1.0
		Other	31,993,851	2.9
			92,355,632	8.7
REAL ESTATE
32,699		American Tower Corp	7,881,113	0.8
51,062		Prologis, Inc	8,184,728	0.8
		Other	25,710,408	2.3
			41,776,249	3.9
RETAILING
44,412		Home Depot, Inc	13,341,365	1.3
43,751		Lowe’s Companies, Inc	8,650,885	0.8
34,416		Target Corp	7,869,218	0.8
		Other	16,544,366	1.5
			46,405,834	4.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
67,817		Applied Materials, Inc	7,483,606	0.7
218,030		Intel Corp	9,503,928	0.9
88,266		NVIDIA Corp	16,370,695	1.6
53,948		Texas Instruments, Inc	9,184,647	0.9
		Other	18,543,302	1.7
			61,086,178	5.8
SOFTWARE & SERVICES
33,307		Accenture plc	10,004,091	0.9
25,058	*	Adobe, Inc	9,921,715	0.9
34,383		Automatic Data Processing, Inc	7,501,683	0.7
62,193		International Business Machines Corp	8,222,537	0.8
17,523		Intuit, Inc	7,337,756	0.7
36,977		Mastercard, Inc (Class A)	13,436,702	1.3
211,593	d	Microsoft Corp	58,721,289	5.5
83,406	*	PayPal Holdings, Inc	7,333,890	0.7
52,532	*	salesforce.com, Inc	9,242,480	0.9
14,574	*	ServiceNow, Inc	6,967,829	0.7
		Other	45,525,700	4.3
			184,215,672	17.4

56	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Social Choice Low Carbon Equity Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
213,578		Cisco Systems, Inc	$10,461,050	1.0%
		Other	41,387,192	3.9
			51,848,242	4.9
TELECOMMUNICATION SERVICES
54,752	*	T-Mobile US, Inc	6,742,161	0.6
194,644		Verizon Communications, Inc	9,012,017	0.9
		Other	283,466	0.0
			16,037,644	1.5
TRANSPORTATION
210,164		CSX Corp	7,217,032	0.7
		Other	9,167,854	0.8
			16,384,886	1.5
UTILITIES			20,996,788	2.0
	TOTAL COMMON STOCKS (Cost $975,319,543)		1,051,195,970	99.1

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			4,999,933	0.5

REPURCHASE AGREEMENT
$16,895,000	r	Fixed Income Clearing Corp (FICC)
		0.230%, 05/02/22	16,895,000	1.6
			16,895,000	1.6
Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
365,305	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$365,305	0.0%
			365,305	0.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $22,260,249)		22,260,238	2.1
	TOTAL PORTFOLIO (Cost $997,579,792)		1,073,456,208	101.2
	OTHER ASSETS & LIABILITIES, NET		(12,600,323)	(1.2)
	NET ASSETS		$1,060,855,885	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $16,895,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.500% and maturity date 2/15/46, valued at $17,232,910.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities on loan is $691,313. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation	)
S&P 500 E Mini Index	32	06/17/22	$6,761,688	$6,604,000	$(157,688)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	57

Summary portfolio of investments (unaudited)

Emerging Markets Equity Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

BRAZIL
11,542,002		Americanas S.A.	$56,029,702	4.0%
7,715,472	*	Arcos Dorados Holdings, Inc	55,937,172	4.0
1,887,100		Banco do Brasil S.A.	12,680,036	0.9
1,271,425	*	Pagseguro Digital Ltd	18,702,662	1.3
3,512,000		Petroleo Brasileiro S.A. (Preference)	21,509,797	1.5
1,622,940	*	StoneCo Ltd	15,288,095	1.1
444,707	*	XP, Inc	10,944,239	0.8
			191,091,703	13.6
CHILE
178,743		Sociedad Quimica y Minera de Chile S.A. (ADR)	13,191,233	0.9
			13,191,233	0.9
CHINA
4,734,308	*	Alibaba Group Holding Ltd	57,747,563	4.1
520,801	*	Baidu, Inc (ADR)	64,667,860	4.6
41,298,000		Bank of China Ltd	16,204,610	1.2
2,911,320	*	HUYA, Inc (ADR)	12,023,752	0.9
19,512,000		Lenovo Group Ltd	18,946,204	1.4
622,733	*	Pinduoduo, Inc (ADR)	26,833,565	1.9
1,142,776		Tencent Holdings Ltd	53,853,188	3.8
3,880,772	*	Vipshop Holdings Ltd (ADR)	29,726,713	2.1
		Other	20,073,519	1.4
			300,076,974	21.4
HONG KONG
17,183,500	g	WH Group Ltd	11,866,909	0.8
		Other	9,172,449	0.7
			21,039,358	1.5
INDIA
202,857		Dr Reddy’s Laboratories Ltd	10,925,269	0.8
22,956,912		Edelweiss Capital Ltd	17,916,917	1.3
1,132,975		Housing Development Finance Corp	32,688,527	2.3
1,023,221		Piramal Healthcare Ltd	28,659,865	2.0
6,934,488	*,g	RBL Bank Ltd	10,772,114	0.8
1,880,755		Reliance Industries Ltd	68,144,311	4.8
			169,107,003	12.0
INDONESIA
42,306,500		Astra International Tbk PT	22,089,980	1.5
9,237,400		PT United Tractors Tbk	19,291,045	1.4
			41,381,025	2.9
KOREA, REPUBLIC OF
126,144		Amorepacific Corp	17,951,020	1.3
391,414		KB Financial Group, Inc	18,210,177	1.3
139,551		LG Electronics, Inc	12,638,724	0.9
88,410		Naver Corp	19,694,123	1.4
59,439		POSCO	13,571,516	0.9
1,498,953		Samsung Electronics Co Ltd	79,884,519	5.7
337,513		Shinhan Financial Group Co Ltd	11,213,735	0.8
		Other	9,938,094	0.7
			183,101,908	13.0
Shares		Company	Value	% of net assets

MACAU
5,478,800	*	Sands China Ltd	$12,076,234	0.9%
24,888,100	*	Wynn Macau Ltd	15,286,917	1.1
			27,363,151	2.0
MEXICO
646,841		Fomento Economico Mexicano SAB de C.V. (ADR)	48,344,896	3.4
2,502,538		Grupo Televisa SAB (ADR)	23,098,426	1.7
			71,443,322	5.1
PERU
98,300		Credicorp Ltd	13,652,887	1.0
			13,652,887	1.0
QATAR
1,992,578		Qatar National Bank	12,721,202	0.9
			12,721,202	0.9
SAUDI ARABIA
1,684,447	g	Saudi Arabian Oil Co	20,128,776	1.4
			20,128,776	1.4
SOUTH AFRICA
131,775		Naspers Ltd (N Shares)	13,290,291	1.0
1,594,495		Standard Bank Group Ltd	16,897,669	1.2
			30,187,960	2.2
TAIWAN
7,360,000		Hon Hai Precision Industry Co, Ltd	25,215,945	1.8
679,000		MediaTek, Inc	18,718,658	1.3
6,290,400		Taiwan Semiconductor Manufacturing Co Ltd	113,747,066	8.1
			157,681,669	11.2
TANZANIA, UNITED REPUBLIC OF
624,334		AngloGold Ashanti Ltd (ADR)	12,748,900	0.9
			12,748,900	0.9
THAILAND
6,551,400		CP Seven Eleven PCL (ADR)	12,352,249	0.9
3,077,500		PTT Exploration & Production PCL (ADR)	13,465,328	1.0
11,759,700		PTT PCL	12,780,755	0.9
		Other	10,392,426	0.7
			48,990,758	3.5
UNITED ARAB EMIRATES
2,306,037		National Bank of Abu Dhabi PJSC	14,088,420	1.0
			14,088,420	1.0
UNITED STATES			2,131,871	0.2
	TOTAL COMMON STOCKS (Cost $1,557,017,115)		1,330,128,120	94.7

PREFERRED STOCKS

PHILIPPINES			3,298	0.0
	TOTAL PREFERRED STOCKS (Cost $4,057)		3,298	0.0

58	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Emerging Markets Equity Fund  ■  April 30, 2022

Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			$23,603,107	1.7%

REPURCHASE AGREEMENT
$41,540,000	r	Fixed Income Clearing Corp (FICC)
		0.250%, 05/02/22	41,540,000	2.9
			41,540,000	2.9

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
727,368	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	727,368	0.1
			727,368	0.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $65,870,733)		65,870,475	4.7
	TOTAL PORTFOLIO (Cost $1,622,891,905)		1,396,001,893	99.4
	OTHER ASSETS & LIABILITIES, NET		8,868,724	0.6
	NET ASSETS		$1,404,870,617	100.0%

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities, including those in “Other,” is $42,767,799 or 3.0% of net assets.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $41,540,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 3.000% and maturity date 11/15/45, valued at $42,370,899.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities on loan is $454,282. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	59

Summary portfolio of investments (unaudited)

International Equity Fund  ■  April 30, 2022

Shares			Company	Value	% of net assets

COMMON STOCKS

AUSTRALIA
2,520,361		e	BHP Billiton Ltd	$84,218,933	1.5%
1,424,844			Commonwealth Bank of Australia	103,562,669	1.8
9,511,993			Glencore Xstrata plc	58,609,706	1.0
1,058,063			Rio Tinto plc	74,758,653	1.3
			Other	37,423,470	0.7
				358,573,431	6.3
BRAZIL				41,201,303	0.7
DENMARK
492,997			DSV AS	80,827,676	1.4
				80,827,676	1.4
FINLAND
6,660,944			Nordea Bank Abp	66,455,564	1.2
				66,455,564	1.2
FRANCE
1,280,437			Airbus SE	140,171,796	2.4
1,743,966			Compagnie de Saint-Gobain	101,739,768	1.8
556,035			Essilor International S.A.	94,663,690	1.7
137,258			Kering	73,031,192	1.3
1,852,731			Total S.A.	90,974,586	1.6
655,404			Vinci S.A.	63,596,378	1.1
			Other	54,031,444	0.9
				618,208,854	10.8
GERMANY
2,484,325	*		Bayer AG.	163,645,071	2.9
1,677,234			RWE AG.	69,637,745	1.2
733,828			Siemens AG.	90,227,802	1.6
375,754			Volkswagen AG. (Preference)	58,191,674	1.0
			Other	194,302,170	3.4
				576,004,462	10.1
HONG KONG
1,981,724			Hong Kong Exchanges and Clearing Ltd	84,062,702	1.5
				84,062,702	1.5
IRELAND
2,141,395			CRH plc	84,638,299	1.5
				84,638,299	1.5
ITALY
1,307,128			Moncler S.p.A	68,093,128	1.2
			Other	43,376,960	0.8
				111,470,088	2.0
Shares		Company	Value	% of net assets

JAPAN
4,545,900		Daiichi Sankyo Co Ltd	$114,460,738	2.0%
394,916		Daikin Industries Ltd	60,350,108	1.1
2,744,379	*	Hitachi Ltd	130,156,151	2.3
144,300		Keyence Corp	58,009,195	1.0
152,628		Nintendo Co Ltd	69,658,001	1.2
2,392,600		Recruit Holdings Co Ltd	86,807,335	1.5
1,796,959		Sony Corp	155,079,386	2.7
1,944,100		Sumitomo Mitsui Financial Group, Inc	58,738,911	1.0
9,205,945	*	Toyota Motor Corp	157,731,953	2.8
		Other	149,943,588	2.7
			1,040,935,366	18.3
KOREA, REPUBLIC OF			33,047,388	0.6
NETHERLANDS
186,099		ASML Holding NV	105,618,343	1.8
641,788	e	Heineken NV	62,645,553	1.1
7,030,523		ING Groep NV	66,608,649	1.2
19,613,806		Koninklijke KPN NV	67,679,251	1.2
7,188,941		Shell plc	192,993,533	3.4
		Other	44,598,310	0.8
			540,143,639	9.5
NORWAY
2,802,971		Equinor ASA	94,739,195	1.7
			94,739,195	1.7
SPAIN
12,484,981		Banco Bilbao Vizcaya Argentaria S.A.	65,511,827	1.1
			65,511,827	1.1
SWITZERLAND
120,855		Lonza Group AG.	71,260,197	1.2
581,628		Nestle S.A.	75,084,729	1.3
1,458,689		Novartis AG.	128,903,241	2.3
384,262		Roche Holding AG.	142,489,620	2.5
170,400		Zurich Insurance Group AG	77,577,925	1.4
			495,315,712	8.7
TAIWAN			46,199,034	0.8
UNITED KINGDOM
1,397,046		Ashtead Group plc	72,237,377	1.3
1,588,635		AstraZeneca plc	211,989,483	3.7
30,907,248		Barclays plc	56,811,879	1.0
1,590,669		British American Tobacco plc	66,668,675	1.2
3,233,874		Diageo plc	161,334,268	2.8
362,884		Linde plc (Xetra)	113,814,066	2.0
981,309		Reckitt Benckiser Group plc	76,527,934	1.3
21,215,356		Tesco plc	72,075,308	1.3
		Other	82,267,889	1.4
			913,726,879	16.0
UNITED STATES
3,724,156		GlaxoSmithKline plc	83,952,089	1.4
		Other	21,481,057	0.4
			105,433,146	1.8
	TOTAL COMMON STOCKS (Cost $4,892,191,722)		5,356,494,565	94.0

60	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

International Equity Fund  ■  April 30, 2022

Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			$143,262,971	2.5%

REPURCHASE AGREEMENT
$100,065,000	r	Fixed Income Clearing Corp (FICC)
		0.250%, 05/02/22	100,065,000	1.8
			100,065,000	1.8

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
34,029,231	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	34,029,231	0.6
			34,029,231	0.6
	TOTAL SHORT-TERM INVESTMENTS (Cost $277,360,868)		277,357,202	4.9
	TOTAL PORTFOLIO (Cost $5,169,552,590)		5,633,851,767	98.9
	OTHER ASSETS & LIABILITIES, NET		63,119,803	1.1
	NET ASSETS		$5,696,971,570	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $40,002,674. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $100,065,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rates 2.875%–3.000% and maturity dates 8/15/45–11/15/45, valued at $102,066,389.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	61

Summary portfolio of investments (unaudited)

International Opportunities Fund   ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUSTRALIA
1,464,354		Australia & New Zealand Banking Group Ltd	$27,865,467	1.3%
		Other	27,665,376	1.3
			55,530,843	2.6
BRAZIL
4,678,524		Banco BTG Pactual S.A. - Unit	21,850,366	1.0
5,623,500		Itau Unibanco Holding S.A.	27,150,951	1.3
2,097,700		Vale S.A.	35,339,644	1.7
		Other	27,083,737	1.3
			111,424,698	5.3
CANADA
1,049,500		Alimentation Couche-Tard, Inc	46,721,601	2.2
396,248	e	Bank of Montreal	42,013,731	2.0
653,557		Dollarama, Inc	36,334,442	1.7
407,696		Nutrien Ltd	40,063,475	1.9
50,755	*	Shopify, Inc (Class A)	21,711,280	1.1
830,767		Suncor Energy, Inc	29,864,025	1.4
		Other	28,621,537	1.4
			245,330,091	11.7
CHINA
866,250	*	JD.com, Inc	27,008,407	1.3
703,300		Tencent Holdings Ltd	33,142,932	1.5
		Other	20,530,879	1.0
			80,682,218	3.8
DENMARK
182,956		Carlsberg AS (Class B)	23,241,473	1.1
510,300		Novo Nordisk AS	58,289,646	2.8
			81,531,119	3.9
FRANCE
186,139		Essilor International S.A.	31,689,740	1.5
83,512		L’Oreal S.A.	30,382,490	1.4
127,639		Teleperformance	45,811,050	2.2
			107,883,280	5.1
GERMANY
453,465	*	Bayer AG.	29,870,211	1.4
148,233		Deutsche Boerse AG.	25,806,555	1.2
		Other	27,938,456	1.4
			83,615,222	4.0
HONG KONG			6,290,633	0.3
INDIA			20,556,444	1.0
INDONESIA
85,976,300		Bank Rakyat Indonesia	28,646,186	1.4
			28,646,186	1.4
Shares		Company	Value	% of net assets

IRELAND
626,315		CRH plc	$24,755,001	1.2%
587,889		Smurfit Kappa Group plc	24,841,700	1.2
		Other	26,231,936	1.2
			75,828,637	3.6
ITALY
629,250		Amplifon S.p.A.	25,103,841	1.2
1,926,620		Davide Campari-Milano NV	21,738,401	1.0
141,800	e	Ferrari NV	29,856,662	1.4
445,951		Moncler S.p.A	23,231,236	1.1
			99,930,140	4.7
JAPAN
670,900		Recruit Holdings Co Ltd	24,341,320	1.2
144,999	*	SHIFT, Inc	27,477,287	1.3
836,000		TechnoPro Holdings, Inc	21,291,325	1.0
		Other	99,536,234	4.7
			172,646,166	8.2
NETHERLANDS
13,634	*,g	Adyen NV	22,868,218	1.1
87,682		ASML Holding NV	49,762,909	2.3
3,492,429		ING Groep NV	33,088,004	1.6
			105,719,131	5.0
NORWAY
1,304,247	e	Aker BP ASA	46,729,676	2.2
1,364,890		Equinor ASA	46,132,686	2.2
			92,862,362	4.4
PHILIPPINES			20,240,112	1.0
PORTUGAL
1,204,396		Jeronimo Martins SGPS S.A.	25,071,478	1.2
			25,071,478	1.2
SINGAPORE			12,112,166	0.6
SPAIN
441,397	*	Amadeus IT Holding S.A.	27,659,223	1.3
		Other	1,500	0.0
			27,660,723	1.3
SWEDEN
2,009,889	*,e	Hexagon AB	25,933,438	1.2
3,273,725	e	Swedish Match AB	26,074,500	1.2
		Other	31,370,963	1.6
			83,378,901	4.0
SWITZERLAND
6,007		Givaudan S.A.	23,874,951	1.1
52,867		Lonza Group AG.	31,172,172	1.5
128,319		Roche Holding AG.	47,582,445	2.3
			102,629,568	4.9
TAIWAN
2,597,000		Taiwan Semiconductor Manufacturing Co Ltd	46,960,628	2.3
		Other	26,670,390	1.2
			73,631,018	3.5

62	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

International Opportunities Fund   ■  April 30, 2022

Shares		Company	Value	% of net assets

UNITED KINGDOM
613,152		Ashtead Group plc	$31,704,391	1.5%
1,880,365		Electrocomponents plc	24,543,421	1.2
76,655		Linde plc (Xetra)	24,041,890	1.1
7,333,728		Tritax Big Box REIT plc	22,387,439	1.1
		Other	75,998,919	3.6
			178,676,060	8.5
UNITED STATES
173,862		Ferguson plc	21,810,847	1.0
79,741	*	Lululemon Athletica, Inc	28,278,551	1.4
		Other	2,891,203	0.1
			52,980,601	2.5
	TOTAL COMMON STOCKS (Cost $1,539,713,199)		1,944,857,797	92.5

RIGHTS / WARRANTS

AUSTRALIA			3,980	0.0
	TOTAL RIGHTS / WARRANTS (Cost $0)		3,980	0.0

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			48,325,411	2.3

REPURCHASE AGREEMENT
$71,850,000	r	Fixed Income Clearing Corp (FICC) 0.250%, 05/02/22	71,850,000	3.4
			71,850,000	3.4
Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
114,799,533	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$114,799,533	5.5%
			114,799,533	5.5
	TOTAL SHORT-TERM INVESTMENTS (Cost $234,977,934)		234,974,944	11.2
	TOTAL PORTFOLIO (Cost $1,774,691,133)		2,179,836,721	103.7
	OTHER ASSETS & LIABILITIES, NET		(77,156,186)	(3.7)
	NET ASSETS		$2,102,680,535	100.0%

REIT	Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $178,503,599. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities, including those in “Other,” is $38,478,343 or 1.8% of net assets.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $71,850,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rates 2.500%–3.000% and maturity dates 2/15/45–5/15/45, valued at $73,287,051.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	63

Summary portfolio of investments (unaudited)

Quant International Small-Cap Equity Fund   ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUSTRALIA
1,294,520	e	Bank of Queensland Ltd (ASE)	$7,344,540	0.6%
522,699		carsales.com Ltd	7,716,643	0.6
1,999,004		Charter Hall Long Wale REIT	7,502,378	0.6
1,352,571		Nufarm Ltd	6,084,811	0.5
3,328,979		Qube Logistics Holdings Ltd	6,879,174	0.5
		Other	63,023,263	4.6
			98,550,809	7.4
AUSTRIA
136,019		BAWAG Group AG.	6,458,707	0.5
		Other	3,458,646	0.3
			9,917,353	0.8
BELGIUM			7,088,429	0.5
BRAZIL			32,103,297	2.4
CANADA
965,243		Crescent Point Energy Corp	6,687,162	0.5
318,071		Finning International, Inc	8,948,029	0.7
588,152	e	Freehold Royalty Trust	6,858,301	0.5
100,702		Granite REIT	7,457,898	0.6
339,726	e	Topaz Energy Corp	6,018,887	0.5
167,564		Tourmaline Oil Corp	8,629,614	0.6
		Other	63,760,655	4.8
			108,360,546	8.2
CHILE			2,700,965	0.2
CHINA			28,285,926	2.1
COLOMBIA			155,309	0.0
CZECH REPUBLIC			255,011	0.0
DENMARK			18,335,057	1.4
EGYPT			141,740	0.0
FINLAND			6,241,458	0.5
FRANCE
293,017		SPIE S.A.	6,896,455	0.5
		Other	16,940,535	1.3
			23,836,990	1.8
GEORGIA			298,005	0.0
GERMANY
136,147		Hugo Boss AG.	7,635,518	0.6
275,649	*	K&S AG.	9,258,494	0.7
		Other	35,555,657	2.7
			52,449,669	4.0
GREECE			1,252,721	0.1
GUERNSEY, C.I.			548,971	0.0
HONG KONG
727,600		ASM Pacific Technology	7,332,594	0.6
		Other	9,811,609	0.7
			17,144,203	1.3
Shares		Company	Value	% of net assets

HUNGARY			$129,018	0.0%
INDIA
421,023		Central Depository Services India Ltd	7,520,583	0.6
		Other	37,001,382	2.8
			44,521,965	3.4
INDONESIA			9,756,503	0.7
IRELAND			8,853,879	0.7
ISRAEL
10,462	*	Israel Corp Ltd	5,878,258	0.4
		Other	34,770,423	2.7
			40,648,681	3.1
ITALY			21,769,503	1.6
JAPAN
1,484,000		Fujikura Ltd	7,020,056	0.5
972,800		Kyushu Electric Power Co, Inc	6,105,677	0.5
249,700		Nihon Kohden Corp	5,994,324	0.5
550,400		Nikon Corp	6,184,745	0.5
		Other	192,772,609	14.4
			218,077,411	16.4
KOREA, REPUBLIC OF
185,187		Samsung Techwin Co Ltd	7,749,715	0.6
		Other	54,996,520	4.1
			62,746,235	4.7
LUXEMBOURG			4,602,377	0.4
MALAYSIA			8,452,465	0.6
MALTA			1,838,286	0.1
MEXICO			4,608,133	0.4
NETHERLANDS
139,975		Aalberts Industries NV	6,801,705	0.5
654,083	*	Fugro NV	8,012,740	0.6
226,349	*	OCI NV	8,576,933	0.7
		Other	1,415,323	0.1
			24,806,701	1.9
NEW ZEALAND			5,126,550	0.4
NORWAY
642,139		Golden Ocean Group Ltd	7,994,071	0.6
159,280		Kongsberg Gruppen ASA	6,841,487	0.5
2,211,519		MPC Container Ships AS.	6,582,543	0.5
		Other	11,126,946	0.9
			32,545,047	2.5
PHILIPPINES			2,432,433	0.2
POLAND			5,705,862	0.4
PORTUGAL			445,549	0.0
RUSSIA			813	0.0

64	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Quant International Small-Cap Equity Fund   ■  April 30, 2022

Shares	Company	Value	% of net assets

SINGAPORE
6,884,400	Frasers Logistics & Industrial Trust	$7,169,135	0.5%
	Other	4,869,436	0.4
		12,038,571	0.9
SOUTH AFRICA		11,430,355	0.9
SPAIN
220,077	Fluidra S.A.	5,956,204	0.5
	Other	9,071,382	0.6
		15,027,586	1.1
SWEDEN
460,277	Billerud AB	7,102,662	0.5
1,150,629	Ssab Svenskt Stal AB (Series B)	6,766,418	0.5
	Other	46,151,854	3.5
		60,020,934	4.5
SWITZERLAND
72,650	DKSH Holding AG.	6,238,087	0.5
67,346	PSP Swiss Property AG.	8,487,746	0.6
	Other	20,709,353	1.6
		35,435,186	2.7
TAIWAN
5,309,000	Evergreen International Storage & Transport Corp	6,388,804	0.5
837,000	Faraday Technology Corp	7,143,279	0.5
1,915,000	Wisdom Marine Lines Co Ltd	5,892,624	0.4
	Other	40,887,576	3.1
		60,312,283	4.5
THAILAND		15,372,520	1.2
TURKEY		5,355,739	0.4
UNITED ARAB EMIRATES		1,648,227	0.1
UNITED KINGDOM
175,172	Derwent London plc	6,646,362	0.5
199,392	Diploma plc	6,838,904	0.5
1,616,656	DS Smith plc	6,643,270	0.5
672,631	HomeServe plc	8,314,215	0.6
746,887	IG Group Holdings plc	7,633,239	0.6
2,219,757	LondonMetric Property plc	7,502,492	0.6
2,771,271	Man Group plc	8,076,945	0.6
468,919	Safestore Holdings plc	7,376,923	0.6
3,147,226	Tritax Big Box REIT plc	9,607,437	0.7
	Other	84,206,293	6.3
		152,846,080	11.5
UNITED STATES
151,395	iShares Core MSCI Emerging Markets ETF	7,910,389	0.6
339,653	iShares MSCI EAFE Small-Cap ETF	20,956,590	1.6
	Other	17,602,721	1.3
		46,469,700	3.5
	TOTAL COMMON STOCKS (Cost $1,393,989,835)	1,320,691,051	99.5
Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

REPURCHASE AGREEMENT			$400,000	0.0%

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
11,656,317	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	11,656,317	0.9
			11,656,317	0.9
	TOTAL SHORT-TERM INVESTMENTS (Cost $12,056,317)		12,056,317	0.9
	TOTAL PORTFOLIO (Cost $1,406,046,152)		1,332,747,368	100.4
	OTHER ASSETS & LIABILITIES, NET		(4,678,521)	(0.4)
	NET ASSETS		$1,328,068,847	100.0%

ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $37,972,814. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $35,297,622 or 2.7% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	65

Summary portfolio of investments (unaudited)

Social Choice International Equity Fund   ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUSTRALIA
332,706		Australia & New Zealand Banking Group Ltd	$6,331,125	0.6%
147,411		Commonwealth Bank of Australia	10,714,349	1.0
46,714		CSL Ltd	8,915,372	0.8
		Other	54,344,184	5.0
			80,305,030	7.4
AUSTRIA			6,512,555	0.6
BELGIUM			11,086,020	1.0
CHILE			3,256,474	0.3
CHINA
115,405		Prosus NV	5,565,829	0.5
		Other	6,049,787	0.6
			11,615,616	1.1
DENMARK
149,303		Novo Nordisk AS	17,054,319	1.6
		Other	12,036,621	1.1
			29,090,940	2.7
FINLAND			12,189,430	1.1
FRANCE
252,867		AXA S.A.	6,689,601	0.6
138,908		BNP Paribas S.A.	7,202,571	0.7
27,323		Cap Gemini S.A.	5,562,388	0.5
98,866		Danone	5,978,551	0.6
38,916		Essilor International S.A.	6,625,360	0.6
4,789		Hermes International	5,905,110	0.5
26,698		L’Oreal S.A.	9,712,996	0.9
245,752		Total S.A.	12,067,152	1.1
		Other	46,062,545	4.2
			105,806,274	9.7
GERMANY
36,553		Allianz AG.	8,247,603	0.8
104,484	*	BASF SE	5,502,438	0.5
65,919		Bayerische Motoren Werke AG.	5,383,326	0.5
108,068	*	Daimler AG. (Registered)	7,543,273	0.7
106,034		SAP AG.	10,746,116	1.0
80,902		Siemens AG.	9,947,303	0.9
		Other	36,405,581	3.3
			83,775,640	7.7
HONG KONG
974,400		AIA Group Ltd	9,572,269	0.9
		Other	21,335,201	1.9
			30,907,470	2.8
IRELAND			9,394,390	0.9
ISRAEL			3,824,735	0.3
ITALY
1,047,532		Enel S.p.A.	6,811,988	0.6
2,713,754		Intesa Sanpaolo S.p.A.	5,529,862	0.5
		Other	11,900,119	1.1
			24,241,969	2.2
Shares		Company	Value	% of net assets

JAPAN
192,796		KDDI Corp	$6,384,380	0.6%
18,946		Keyence Corp	7,616,370	0.7
165,679		Mitsubishi Corp	5,562,758	0.5
13,004		Nintendo Co Ltd	5,934,905	0.5
191,300		Nippon Telegraph & Telephone Corp	5,637,485	0.5
41,200		Shin-Etsu Chemical Co Ltd	5,662,302	0.5
126,515		Sony Corp	10,918,373	1.0
17,900		Tokyo Electron Ltd	7,552,841	0.7
944,275	*	Toyota Motor Corp	16,178,930	1.5
		Other	166,869,804	15.4
			238,318,148	21.9
NETHERLANDS
35,246	e	ASML Holding NV	20,003,461	1.8
		Other	11,668,512	1.1
			31,671,973	2.9
NEW ZEALAND			6,226,859	0.6
NORWAY			13,906,494	1.3
PORTUGAL			4,646,600	0.4
SAUDI ARABIA			1,049,210	0.1
SINGAPORE			15,326,080	1.4
SPAIN
1,104,594		Banco Bilbao Vizcaya Argentaria S.A.	5,796,082	0.5
647,418		Iberdrola S.A.	7,439,353	0.7
		Other	12,570,937	1.2
			25,806,372	2.4
SWEDEN			35,552,041	3.3
SWITZERLAND
221,656		ABB Ltd	6,650,110	0.6
10,523		Lonza Group AG.	6,204,717	0.6
226,574		Nestle S.A.	29,249,361	2.7
58,905		Roche Holding AG.	21,842,782	2.0
437,009		UBS Group AG	7,418,941	0.7
14,962		Zurich Insurance Group AG	6,811,742	0.6
		Other	32,036,440	2.9
			110,214,093	10.1
UNITED KINGDOM
135,286		AstraZeneca plc	18,052,737	1.7
2,070,661		BP plc	9,996,724	0.9
1,984,274		HSBC Holdings plc	12,399,983	1.1
395,667		National Grid plc	5,878,413	0.5
214,200		RELX plc	6,381,121	0.6
3,896,432		Vodafone Group plc	5,899,038	0.5
		Other	87,406,682	8.1
			146,014,698	13.4
UNITED STATES
502,559		GlaxoSmithKline plc	11,328,977	1.0
56,701		Schneider Electric S.A.	8,134,842	0.8
		Other	11,934,117	1.1
			31,397,936	2.9
	TOTAL COMMON STOCKS (Cost $1,057,017,239)		1,072,137,047	98.5

66	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Social Choice International Equity Fund   ■  April 30, 2022

Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

REPURCHASE AGREEMENT
$13,430,000	r	Fixed Income Clearing Corp (FICC) 0.230%, 05/02/22	$13,430,000	1.3%
			13,430,000	1.3

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
6,871,652	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	6,871,652	0.6
			6,871,652	0.6
	TOTAL SHORT-TERM INVESTMENTS (Cost $20,301,652)		20,301,652	1.9
	TOTAL PORTFOLIO (Cost $1,077,318,891)		1,092,438,699	100.4
	OTHER ASSETS & LIABILITIES, NET		(3,907,334)	(0.4)
	NET ASSETS		$1,088,531,365	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $31,637,409. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $13,430,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.500% and maturity date 2/15/46, valued at $13,698,605.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $5,283,117 or 0.5% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short contracts	)	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation	)
MSCI EAFE Index	79		06/17/22	$7,985,823	$7,886,570	$(99,253)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	67

Statements of assets and liabilities (unaudited)

TIAA-CREF Funds  ■  April 30, 2022

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund
ASSETS
Portfolio investments, at value*†	$5,689,976,984	$5,428,583,058	$4,998,221,879	$1,365,537,573	$1,945,084,954	$2,659,824,774	$992,586,444	$6,670,865,166	$1,073,456,208	$1,340,064,721
Affiliated investments, at value‡	—	—	—	—	—	—	—	—	—	55,937,172
Cash	4,793	17	1,926	2,383	4,192	2,771,086	4,700	211,401	—	3,682
Cash - foreign ^	770	3,147	—	—	—	—	—	—	—	19
Receivable from securities transactions	22,674,231	11,399,626	5,775,946	731,867	16,627,707	18,615,031	72,970	—	—	19
Receivable from Fund shares sold	12,944,410	15,128,490	13,878,060	150,023	696,722	2,978,664	2,463,254	3,557,245	2,071,921	8,794,689
Dividends and interest receivable	4,904,731	1,861,179	4,195,353	2,904,318	1,079,635	505,751	334,288	5,556,818	953,409	3,646,259
Due from affiliates	800,992	902,472	891,493	—	8,381	231,961	323,261	30,202	—	948,916
Other	832,164	714,359	771,972	281,357	555,819	276,267	24,098	283,298	9,482	205,566
Total assets	5,732,139,075	5,458,592,348	5,023,736,629	1,369,607,521	1,964,057,410	2,685,203,534	995,809,015	6,680,504,130	1,076,491,020	1,409,601,043
LIABILITIES
Management fees payable	1,976,575	1,908,982	1,721,788	540,841	731,379	920,724	379,716	868,885	226,908	1,003,714
Service agreement fees payable	102,061	75,697	103,505	82,789	111,537	83,302	35,626	206,196	115,605	17,942
Distribution fees payable	313,666	249,565	41,377	49,993	52,677	36,643	3,939	143,085	13,325	2,885
Due to affiliates	10,355	10,154	9,510	5,768	6,283	7,429	6,151	10,120	5,434	6,737
Overdraft payable	—	—	—	—	—	—	—	—	592,244	—
Payable for collateral for securities loaned	2,079,324	2,120,030	—	23,616,631	1,121	43,360,329	5,481,188	5,185,122	365,305	727,368
Payable for securities transactions	23,931,485	50,397,177	40,204,919	4,096,739	26,137,339	18,938,729	37,772	—	13,946,803	18
Payable for Fund shares redeemed	858,942	881,531	211,538	643,854	400,416	1,058,524	2,584,464	1,307,295	156,456	38,716
Written options◊	37,393,651	—	—	—	—	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—	—	4,189,739	—	1,113,483	157,611	—
Payable for trustee compensation	485,524	334,221	501,190	180,957	431,148	273,105	22,903	275,320	8,416	93,448
Accrued expenses and other payables	180,305	178,686	118,754	68,763	71,815	86,166	48,970	499,845	47,028	2,839,598
Total liabilities	67,331,888	56,156,043	42,912,581	29,286,335	27,943,715	68,954,690	8,600,729	9,609,351	15,635,135	4,730,426
NET ASSETS	$5,664,807,187	$5,402,436,305	$4,980,824,048	$1,340,321,186	$1,936,113,695	$2,616,248,844	$987,208,286	$6,670,894,779	$1,060,855,885	$1,404,870,617
NET ASSETS CONSIST OF:
Paid-in-capital	$3,190,520,589	$3,784,604,415	$3,214,991,196	$1,327,114,946	$1,546,585,717	$2,240,423,904	$764,527,819	$4,443,064,046	$972,804,792	$1,792,242,891
Total distributable earnings (loss)	2,474,286,598	1,617,831,890	1,765,832,852	13,206,240	389,527,978	375,824,940	222,680,467	2,227,830,733	88,051,093	(387,372,274)
NET ASSETS	$5,664,807,187	$5,402,436,305	$4,980,824,048	$1,340,321,186	$1,936,113,695	$2,616,248,844	$987,208,286	$6,670,894,779	$1,060,855,885	$1,404,870,617
* Includes securities loaned of	$5,337,629	$1,942,164	$—	$21,904,490	$9,065,422	$66,213,320	$13,294,920	$12,088,450	$691,313	$454,282
† Portfolio investments, cost	$3,511,866,846	$3,821,595,092	$3,397,439,039	$1,308,329,095	$1,692,114,140	$2,422,730,074	$835,376,342	$4,608,182,771	$997,579,792	$1,580,029,920
‡ Affiliated investments, cost	$—	$—	$—	$—	$—	$—	$—	$—	$—	$42,861,985
^ Foreign cash, cost	$796	$3,194	$—	$—	$—	$—	$—	$—	$—	$19
◊ Written options premiums	$29,016,628	$—	$—	$—	$—	$—	$—	$—	$—	$—

68	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	69

Statements of assets and liabilities (unaudited)	continued

TIAA-CREF Funds  ■  April 30, 2022

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund
INSTITUTIONAL CLASS:
Net assets	$1,551,208,367	$1,560,057,303	$1,801,421,522	$734,765,711	$1,152,367,582	$1,425,506,966	$50,271,800	$5,044,222,446	$465,860,861	$231,604,813
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	106,306,960	83,553,233	89,964,867	38,523,161	64,857,299	87,118,898	3,766,359	207,118,562	26,374,421	28,951,607
Net asset value per share	$14.59	$18.67	$20.02	$19.07	$17.77	$16.36	$13.35	$24.35	$17.66	$8.00
ADVISOR CLASS:
Net assets	$3,386,373	$4,531,320	$463,870	$202,082	$433,512	$728,711	$14,977,655	$45,524,674	$8,984,731	$105,309
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	231,904	242,907	23,186	10,603	24,425	44,543	1,120,223	1,871,339	509,399	13,151
Net asset value per share	$14.60	$18.65	$20.01	$19.06	$17.75	$16.36	$13.37	$24.33	$17.64	$8.01
PREMIER CLASS:
Net assets	$10,956,982	$12,329,503	$70,771,387	$35,537,133	$58,032,362	$60,934,168	$199,773	$76,679,040	$6,153,223	$9,192,833
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	749,091	660,861	3,541,102	1,886,754	3,271,980	3,753,102	14,867	3,162,609	347,880	1,147,710
Net asset value per share	$14.63	$18.66	$19.99	$18.84	$17.74	$16.24	$13.44	$24.25	$17.69	$8.01
RETIREMENT CLASS:
Net assets	$457,924,227	$329,214,945	$478,444,272	$367,451,328	$515,032,647	$378,559,282	$161,879,922	$897,855,512	$522,249,328	$82,645,211
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	30,578,677	17,841,608	23,989,683	20,337,202	29,241,421	24,042,814	12,202,862	36,216,766	29,726,275	10,378,602
Net asset value per share	$14.98	$18.45	$19.94	$18.07	$17.61	$15.75	$13.27	$24.79	$17.57	$7.96
RETAIL CLASS:
Net assets	$1,413,038,523	$1,097,559,460	$149,425,421	$202,364,932	$210,247,592	$130,190,942	$18,100,200	$606,613,107	$57,607,742	$7,924,927
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	64,234,973	59,097,227	7,877,258	11,231,763	12,347,106	8,407,384	1,366,142	28,638,800	3,276,201	991,397
Net asset value per share	$22.00	$18.57	$18.97	$18.02	$17.03	$15.49	$13.25	$21.18	$17.58	$7.99
CLASS W:
Net assets	$2,228,292,715	$2,398,743,774	$2,480,297,576	$—	$—	$620,328,775	$741,778,936	$—	$—	$1,073,397,524
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	152,749,698	128,339,934	123,723,179	—	—	37,901,263	55,436,088	—	—	133,810,303
Net asset value per share	$14.59	$18.69	$20.05	$—	$—	$16.37	$13.38	$—	$—	$8.02

70	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	71

Statements of assets and liabilities (unaudited)	continued

TIAA-CREF Funds  ■  April 30, 2022

	International Equity Fund	International Opportunities Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
ASSETS
Portfolio investments, at value*†	$5,633,851,767	$2,179,836,721	$1,332,747,368	$1,092,438,699
Cash	9,838	3,157	630	—
Cash - foreign ^	3,066,703	740,807	815,778	788,339
Receivable from securities transactions	93,878,414	13,422,907	31,986,314	6,478,727
Receivable from Fund shares sold	16,610,894	21,415,914	2,116,707	2,828,216
Dividends and interest receivable	34,575,085	6,773,959	7,267,996	5,943,816
Due from affiliates	1,058,397	1,019,891	826,693	—
Other	971,307	468,124	133,743	18,077
Total assets	5,784,022,405	2,223,681,480	1,375,895,229	1,108,495,874
LIABILITIES
Management fees payable	2,168,281	1,050,668	731,624	273,361
Service agreement fees payable	80,650	27,337	1,165	93,001
Distribution fees payable	57,882	1,849	225	5,067
Due to affiliates	10,650	7,211	6,579	5,422
Overdraft payable	—	—	—	28,709
Payable for collateral for securities loaned	34,029,231	114,799,533	11,656,317	6,871,652
Payable for securities transactions	48,577,691	4,729,772	32,658,177	12,152,770
Payable for delayed delivery securities	—	—	780,982	—
Payable for Fund shares redeemed	1,501,373	198,629	429,914	294,471
Payable for variation margin on futures contracts	—	—	—	99,089
Payable for trustee compensation	467,547	84,082	29,057	7,963
Accrued expenses and other payables	157,530	101,864	1,532,342	133,004
Total liabilities	87,050,835	121,000,945	47,826,382	19,964,509
NET ASSETS	$5,696,971,570	$2,102,680,535	$1,328,068,847	$1,088,531,365
NET ASSETS CONSIST OF:
Paid-in-capital	$5,423,438,124	$1,736,532,811	$1,390,128,955	$1,067,057,808
Total distributable earnings (loss)	273,533,446	366,147,724	(62,060,108)	21,473,557
NET ASSETS	$5,696,971,570	$2,102,680,535	$1,328,068,847	$1,088,531,365
* Includes securities loaned of	$40,002,674	$178,503,599	$37,972,814	$31,637,409
† Portfolio investments, cost	$5,169,552,590	$1,774,691,133	$1,406,046,152	$1,077,318,891
^ Foreign cash, cost	$3,057,436	$739,432	$816,372	$787,979

72	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	73

Statements of assets and liabilities (unaudited)	concluded

TIAA-CREF Funds  ■  April 30, 2022

	International Equity Fund	International Opportunities Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
INSTITUTIONAL CLASS:
Net assets	$2,390,067,061	$123,455,146	$76,123,809	$621,521,244
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	202,401,698	8,618,948	7,438,277	52,807,870
Net asset value per share	$11.81	$14.32	$10.23	$11.77
ADVISOR CLASS:
Net assets	$2,470,431	$3,722,867	$74,880	$2,965,045
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	204,508	260,246	7,321	252,049
Net asset value per share	$12.08	$14.31	$10.23	$11.76
PREMIER CLASS:
Net assets	$62,865,001	$2,261,239	$76,005	$696,450
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,330,667	157,543	7,327	59,099
Net asset value per share	$11.79	$14.35	$10.37	$11.78
RETIREMENT CLASS:
Net assets	$372,859,940	$120,815,618	$5,866,400	$440,092,796
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	30,317,101	8,465,185	573,673	37,532,284
Net asset value per share	$12.30	$14.27	$10.23	$11.73
RETAIL CLASS:
Net assets	$231,880,090	$7,056,507	$1,002,129	$23,255,830
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	31,953,391	493,834	97,775	1,982,457
Net asset value per share	$7.26	$14.29	$10.25	$11.73
CLASS W:
Net assets	$2,636,829,047	$1,845,369,158	$1,244,925,624	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	222,501,722	128,354,945	121,090,295	—
Net asset value per share	$11.85	$14.38	$10.28	$—

74	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	75

Statements of operations (unaudited)

TIAA-CREF Funds  ■  For the period ended April 30, 2022

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund
INVESTMENT INCOME
Dividends*	$37,701,040	$17,389,314	$47,067,307	$5,457,348	$16,743,362	$15,538,255	$7,298,777	$49,230,093	$6,929,193	$28,847,834
Dividends from affiliated investments	—	—	—	—	—	—	—	—	—	308,619
Payment from affiliate	480,443	457,389	300,815	121,952	161,927	—	—	—	—	127,398
Income from securities lending, net	12,537	39,999	26	1,177,803	8,300	329,291	27,838	163,456	17,984	45,423
Interest	24,822	26,411	41,287	7,320	12,429	15,694	1,891	20,602	4,691	31,921
Total income	38,218,842	17,913,113	47,409,435	6,764,423	16,926,018	15,883,240	7,328,506	49,414,151	6,951,868	29,361,195
EXPENSES
Management fees	12,703,195	12,566,651	10,571,775	3,642,942	4,564,099	5,746,631	2,354,190	5,445,358	1,340,738	6,642,222
Shareholder servicing – Institutional Class	802	1,698	646	773	677	909	57	3,840	285	188
Shareholder servicing – Advisor Class	1,698	1,956	186	(313)	192	199	7,069	22,521	4,771	31
Shareholder servicing – Premier Class	26	26	33	31	33	32	12	12,183	21	24
Shareholder servicing – Retirement Class	663,527	509,907	631,691	552,625	705,409	530,442	151,983	1,234,618	675,290	116,313
Shareholder servicing – Retail Class	242,866	251,018	39,853	53,515	61,383	37,579	11,233	64,964	14,930	9,747
Shareholder servicing – Class W	744	898	782	—	—	408	437	—	—	527
Distribution fees – Premier Class	12,619	10,859	56,844	35,627	51,068	54,344	166	74,670	4,843	7,621
Distribution fees – Retail Class	1,974,145	1,641,053	194,673	303,451	277,880	182,491	23,431	828,386	77,014	11,189
Administrative service fees	77,043	76,150	69,856	43,255	45,968	55,947	45,647	75,534	40,162	48,932
Trustee fees and expenses	35,350	35,049	28,789	8,982	11,288	15,607	5,820	39,181	5,771	8,511
Other expenses	164,696	391,796	174,733	175,148	81,702	150,186	122,856	1,201,971	276,449	461,971
Total expenses	15,876,711	15,487,061	11,769,861	4,816,036	5,799,699	6,774,775	2,722,901	9,003,226	2,440,274	7,307,276
Less: Expenses reimbursed by the investment adviser	(5,053,493)	(5,782,828)	(5,497,092)	—	—	(1,508,657)	(2,014,745)	—	—	(5,495,925)
Fee waiver by investment adviser and Nuveen Securities	(960,246)	(906,667)	(71,739)	(158,377)	(162,885)	(46,545)	(5,246)	(430,759)	(10,048)	(4,657)
Net expenses	9,862,972	8,797,566	6,201,030	4,657,659	5,636,814	5,219,573	702,910	8,572,467	2,430,226	1,806,694
Net investment income (loss)	28,355,870	9,115,547	41,208,405	2,106,764	11,289,204	10,663,667	6,625,596	40,841,684	4,521,642	27,554,501
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	356,951,441	54,924,032	158,643,839	(29,171,040)	139,134,310	150,223,955	68,123,806	152,571,430	12,843,801	(107,212,149)
Affiliated investments	—	—	—	—	—	—	—	—	—	(1,323,144)
Purchased options	37,470	—	—	—	—	—	—	—	—	(456,849)
Written options	(7,275,186)	—	—	—	—	—	—	—	—	442,134
Futures contracts	—	—	—	—	—	(365,078)	—	138,047	(864,283)	—
Foreign currency transactions	(21,351)	(14,712)	—	(7,190)	—	—	—	—	—	(951,082)
Net realized gain (loss) on total investments	349,692,374	54,909,320	158,643,839	(29,178,230)	139,134,310	149,858,877	68,123,806	152,709,477	11,979,518	(109,501,090)
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	(1,218,549,495)	(1,700,401,166)	(477,793,108)	(536,415,549)	(221,130,512)	(583,259,057)	(199,737,810)	(1,122,467,473)	(166,966,064)	(191,582,637)
Affiliated investments	—	—	—	—	—	—	—	—	—	26,655,137
Purchased options	151,667	—	—	—	—	—	—	—	—	160,849
Written options	(10,180,771)	—	—	—	—	—	—	—	—	(346,134)
Futures contracts	—	—	—	—	—	(4,468,153)	—	(2,338,326)	(244,876)	—
Unfunded commitment with a SPAC	(1,581,580)	(4,951,243)	—	(1,286,491)	—	—	—	—	—	(1,141,815)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(41,969)	(19,430)	(1,750)	(7,535)	(1,358)	—	—	—	—	(129,767)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(1,230,202,148)	(1,705,371,839)	(477,794,858)	(537,709,575)	(221,131,870)	(587,727,210)	(199,737,810)	(1,124,805,799)	(167,210,940)	(166,384,367)
Net realized and unrealized gain (loss) on total investments	(880,509,774)	(1,650,462,519)	(319,151,019)	(566,887,805)	(81,997,560)	(437,868,333)	(131,614,004)	(972,096,322)	(155,231,422)	(275,885,457)
Net increase (decrease) in net assets from operations	$(852,153,904)	$(1,641,346,972)	$(277,942,614)	$(564,781,041)	$(70,708,356)	$(427,204,666)	$(124,988,408)	$(931,254,638)	$(150,709,780)	$(248,330,956)
* Net of foreign withholding taxes of	$491,589	$154,099	$57,933	$40,243	$66,741	$14,749	$11,518	$44,371	$6,250	$1,236,600
‡ Includes net realized gain (loss) from securities sold to affiliates of	$49,697	$11,546,764	$(700,167)	$1,359,702	$—	$523,579	$12,518,750	$1,215,914	$10,830	$(4,609,320)
** Includes net change in unrealized foreign capital gains taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,808,392

76	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	77

Statements of operations (unaudited)	concluded

TIAA-CREF Funds  ■  For the period ended April 30, 2022

	International Equity Fund	International Opportunities Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
INVESTMENT INCOME
Dividends*	$77,663,903	$17,667,180	$27,937,026	$15,113,702
Payment from affiliate	452,149	212,072	—	—
Income from securities lending, net	199,198	499,784	460,359	72,103
Interest	107,208	71,427	—	4,222
Total income	78,422,458	18,450,463	28,397,385	15,190,027
EXPENSES
Management fees	13,962,703	6,755,914	4,717,736	1,536,462
Shareholder servicing – Institutional Class	1,384	107	62	417
Shareholder servicing – Advisor Class	1,485	2,039	8	1,510
Shareholder servicing – Premier Class	35	21	13	19
Shareholder servicing – Retirement Class	534,372	182,514	6,007	523,785
Shareholder servicing – Retail Class	109,328	8,173	6,139	8,286
Shareholder servicing – Class W	850	726	569	—
Distribution fees – Premier Class	53,159	992	62	552
Distribution fees – Retail Class	329,705	10,011	1,323	29,317
Administrative service fees	76,403	53,273	48,283	39,837
Trustee fees and expenses	33,875	12,615	7,932	5,482
Other expenses	390,264	274,322	520,341	317,815
Total expenses	15,493,563	7,300,707	5,308,475	2,463,482
Less: Expenses reimbursed by the investment adviser	(6,633,378)	(6,290,526)	(4,952,012)	—
Fee waiver by investment adviser and Nuveen Securities	(165,739)	(2,224)	(737)	(623)
Net expenses	8,694,446	1,007,957	355,726	2,462,859
Net investment income (loss)	69,728,012	17,442,506	28,041,659	12,727,168
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	(24,364,896)	(43,432,433)	13,328,276	2,544,666
Futures contracts	—	—	—	(1,683,222)
Foreign currency transactions	(992,428)	(315,126)	(479,260)	(160,661)
Net realized gain (loss) on total investments	(25,357,324)	(43,747,559)	12,849,016	700,783
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	(1,168,453,486)	(533,027,144)	(233,007,303)	(150,530,277)
Futures contracts	—	—	—	(102,884)
Unfunded commitment with a SPAC	—	(1,548,509)	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(1,896,963)	(236,079)	(322,375)	(269,286)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(1,170,350,449)	(534,811,732)	(233,329,678)	(150,902,447)
Net realized and unrealized gain (loss) on total investments	(1,195,707,773)	(578,559,291)	(220,480,662)	(150,201,664)
Net increase (decrease) in net assets from operations	$(1,125,979,761)	$(561,116,785)	$(192,439,003)	$(137,474,496)
* Net of foreign withholding taxes of	$7,324,051	$1,641,650	$2,850,268	$1,483,964
‡ Includes net realized gain (loss) from securities sold to affiliates of	$(1,290,896)	$(2,627,855)	$—	$79,738
** Includes net change in unrealized foreign capital gains taxes	$—	$559,411	$1,543,733	$—

78	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	79

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Growth & Income Fund		Large-Cap Growth Fund		Large-Cap Value Fund		Mid-Cap Growth Fund		Mid-Cap Value Fund		Quant Small-Cap Equity Fund
		April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021
		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
OPERATIONS
Net investment income (loss)		$28,355,870	$54,000,162	$9,115,547	$13,702,389	$41,208,405	$83,601,978	$2,106,764	$(5,791,365)	$11,289,204	$21,711,960	$10,663,667	$16,355,887
Net realized gain (loss) on total investments		349,692,374	1,147,204,185	54,909,320	680,728,381	158,643,839	543,811,379	(29,178,230)	257,714,184	139,134,310	397,738,710	149,858,877	702,575,926
Net change in unrealized appreciation (depreciation) on total investments		(1,230,202,148)	968,060,527	(1,705,371,839)	1,425,879,304	(477,794,858)	1,446,993,603	(537,709,575)	261,915,131	(221,131,870)	400,861,142	(587,727,210)	651,401,055
Net increase (decrease) in net assets from operations		(852,153,904)	2,169,264,874	(1,641,346,972)	2,120,310,074	(277,942,614)	2,074,406,960	(564,781,041)	513,837,950	(70,708,356)	820,311,812	(427,204,666)	1,370,332,868
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(326,116,923)	(87,394,774)	(192,317,970)	(495,708,886)	(161,742,151)	(31,869,814)	(134,690,840)	(90,478,166)	(170,159,846)	(21,604,109)	(269,851,404)	(9,177,672)
	Advisor Class	(591,292)	(208,090)	(577,504)	(1,539,583)	(44,549)	(5,188)	(931,396)	(668,349)	(56,615)	(7,452)	(138,588)	(3,304)
	Premier Class	(3,384,152)	(1,731,230)	(1,463,685)	(4,254,808)	(6,636,926)	(1,269,479)	(7,531,626)	(4,580,207)	(9,782,982)	(1,192,312)	(14,094,339)	(373,242)
	Retirement Class	(92,398,090)	(33,793,862)	(43,322,452)	(124,055,271)	(43,186,224)	(8,037,304)	(67,266,962)	(49,900,869)	(77,513,516)	(7,509,518)	(80,710,971)	(1,834,410)
	Retail Class	(193,329,074)	(64,749,459)	(137,103,380)	(348,213,454)	(13,747,293)	(2,126,306)	(37,659,249)	(29,683,392)	(30,834,955)	(2,969,487)	(28,111,334)	(551,591)
	Class W	(445,771,980)	(205,798,767)	(309,387,666)	(848,095,442)	(246,579,754)	(65,314,927)	—	—	—	—	(140,015,877)	(7,896,457)
Total distributions		(1,061,591,511)	(393,676,182)	(684,172,657)	(1,821,867,444)	(471,936,897)	(108,623,018)	(248,080,073)	(175,310,983)	(288,347,914)	(33,282,878)	(532,922,513)	(19,836,676)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	88,236,794	782,730,670	222,575,008	385,391,956	138,308,722	133,743,043	24,176,876	285,201,706	29,474,364	102,653,252	150,686,016	211,019,674
	Advisor Class	1,146,380	309,126	1,885,579	669,741	6,750	170,386	409,762	1,371,008	237,952	4,720	90,249	108,903
	Premier Class	448,008	2,645,200	1,747,270	4,337,006	6,802,412	11,564,404	3,749,395	20,193,148	2,269,230	8,607,714	4,535,858	10,252,527
	Retirement Class	6,434,539	18,208,471	10,627,539	81,274,283	23,406,266	18,837,038	26,146,342	80,553,067	4,764,553	61,576,910	22,263,245	30,327,919
	Retail Class	22,683,082	49,610,121	25,774,372	75,701,123	8,234,767	12,506,585	4,684,585	19,994,591	5,667,933	12,001,549	3,847,985	11,767,487
	Class W	101,660,317	37,560,438	189,207,913	123,356,319	87,735,062	81,382,905	—	—	—	—	25,988,434	42,011,723
Reinvestments of distributions:	Institutional Class	294,507,167	73,553,405	180,688,008	467,006,881	158,256,372	31,490,431	134,634,833	90,440,535	169,742,430	21,420,211	269,705,941	9,164,887
	Advisor Class	548,446	190,606	493,249	1,465,577	32,012	3,012	912,074	651,922	42,537	6,067	113,370	2,656
	Premier Class	3,384,150	1,731,230	1,463,685	4,254,808	6,636,672	1,269,438	7,531,219	4,580,207	9,782,982	1,192,312	14,093,294	373,242
	Retirement Class	92,387,361	33,793,717	43,242,143	123,785,256	43,181,838	8,036,604	67,266,962	49,900,869	77,510,009	7,509,195	80,709,212	1,834,376
	Retail Class	185,533,707	62,436,062	131,324,181	335,163,445	13,205,794	2,035,509	36,761,274	29,015,395	29,908,188	2,863,255	26,999,078	528,992
	Class W	427,267,439	168,568,108	309,387,666	848,095,442	246,579,754	65,314,927	—	—	—	—	140,015,877	7,896,457
Redemptions:	Institutional Class	(257,721,315)	(373,372,169)	(241,414,773)	(487,899,163)	(129,182,330)	(369,295,243)	(91,703,722)	(168,814,551)	(126,900,864)	(359,226,765)	(52,864,961)	(489,074,188)
	Advisor Class	(650,813)	(663,032)	(1,275,744)	(1,626,783)	(23,848)	(41,325)	(6,177,453)	(891,041)	(190,137)	(212,777)	(2,438)	(76,326)
	Premier Class	(8,186,980)	(16,701,841)	(1,633,846)	(7,607,552)	(9,377,952)	(32,686,335)	(12,104,132)	(13,771,847)	(15,497,358)	(34,328,113)	(13,688,123)	(31,691,061)
	Retirement Class	(55,077,545)	(77,051,639)	(54,203,996)	(135,341,767)	(38,304,898)	(107,738,380)	(31,468,191)	(70,837,763)	(60,048,808)	(91,313,211)	(31,707,117)	(103,114,220)
	Retail Class	(52,687,767)	(98,144,849)	(58,961,648)	(123,391,610)	(5,336,834)	(14,965,663)	(14,980,812)	(29,958,137)	(10,826,792)	(36,475,804)	(8,758,088)	(16,054,273)
	Class W	(265,337,208)	(1,182,040,218)	(222,615,736)	(895,638,365)	(332,050,691)	(1,061,723,390)	—	—	—	—	(132,321,903)	(283,701,500)
Net increase (decrease) from shareholder transactions		584,575,762	(516,636,594)	538,310,870	798,996,597	218,109,868	(1,220,096,054)	149,839,012	297,629,109	115,936,219	(303,721,485)	499,705,929	(598,422,725)
Net increase (decrease) in net assets		(1,329,169,653)	1,258,952,098	(1,787,208,759)	1,097,439,227	(531,769,643)	745,687,888	(663,022,102)	636,156,076	(243,120,051)	483,307,449	(460,421,250)	752,073,467
NET ASSETS
Beginning of period		6,993,976,840	5,735,024,742	7,189,645,064	6,092,205,837	5,512,593,691	4,766,905,803	2,003,343,288	1,367,187,212	2,179,233,746	1,695,926,297	3,076,670,094	2,324,596,627
End of period		$5,664,807,187	$6,993,976,840	$5,402,436,305	$7,189,645,064	$4,980,824,048	$5,512,593,691	$1,340,321,186	$2,003,343,288	$1,936,113,695	$2,179,233,746	$2,616,248,844	$3,076,670,094
CHANGE IN FUND SHARES
Shares sold:
	Institutional Class	5,373,351	41,130,698	10,358,820	15,911,051	6,439,672	6,503,547	980,257	9,883,675	1,530,836	5,345,685	8,182,510	9,716,425
	Advisor Class	68,624	17,543	78,226	25,860	319	8,528	16,964	47,752	12,713	297	4,825	5,909
	Premier Class	26,892	150,602	77,937	164,652	316,879	536,900	156,318	699,816	120,408	458,761	246,252	479,097
	Retirement Class	363,101	1,008,183	469,709	3,163,521	1,100,080	898,578	1,117,941	2,889,766	251,861	3,318,028	1,141,186	1,473,354
	Retail Class	896,019	1,947,335	1,113,328	3,042,601	403,251	635,015	209,917	727,074	304,621	645,315	212,413	582,700
	Class W	6,223,817	2,060,517	8,318,077	4,815,547	4,155,876	3,979,023	—	—	—	—	1,443,184	2,078,095
Shares reinvested:	Institutional Class	17,284,312	4,562,328	7,531,805	21,353,767	7,412,476	1,714,232	5,508,790	3,429,675	8,990,595	1,310,906	14,531,570	515,171
	Advisor Class	32,152	11,840	20,569	67,044	1,501	164	37,350	24,731	2,256	372	6,108	150
	Premier Class	198,084	107,584	61,012	194,550	311,289	69,179	311,852	175,218	518,991	73,058	764,693	21,111
	Retirement Class	5,281,557	2,059,271	1,822,257	5,709,652	2,029,222	438,679	2,903,192	1,976,272	4,138,281	462,674	4,513,938	106,341
	Retail Class	7,223,675	2,740,235	5,499,338	15,367,420	652,460	116,316	1,591,398	1,151,862	1,652,387	181,679	1,535,784	31,081
	Class W	25,074,380	10,575,164	12,901,904	38,796,681	11,554,815	3,555,521	—	—	—	—	7,552,097	444,120
Shares redeemed:	Institutional Class	(15,429,646)	(20,935,592)	(10,704,151)	(20,091,976)	(5,940,936)	(17,841,580)	(4,105,775)	(5,866,070)	(6,518,052)	(18,377,912)	(2,647,696)	(23,044,317)
	Advisor Class	(39,519)	(36,806)	(59,060)	(67,429)	(1,116)	(2,248)	(289,114)	(30,436)	(10,161)	(12,049)	(103)	(4,592)
	Premier Class	(506,617)	(926,687)	(72,848)	(295,966)	(436,168)	(1,602,722)	(558,039)	(484,359)	(830,102)	(1,815,137)	(772,505)	(1,544,420)
	Retirement Class	(3,197,417)	(4,175,691)	(2,401,247)	(5,621,765)	(1,783,279)	(5,248,982)	(1,502,365)	(2,560,111)	(3,161,980)	(4,725,896)	(1,747,766)	(4,993,607)
	Retail Class	(2,093,627)	(3,834,659)	(2,656,412)	(4,998,521)	(261,784)	(766,639)	(686,927)	(1,088,806)	(591,814)	(1,999,040)	(482,689)	(816,558)
	Class W	(15,054,534)	(68,374,602)	(9,893,556)	(34,626,932)	(15,085,564)	(52,397,924)	—	—	—	—	(6,820,879)	(13,880,048)
Net increase (decrease) from shareholder transactions		31,724,604	(31,912,737)	22,465,708	42,909,757	10,868,993	(59,404,413)	5,691,759	10,976,059	6,410,840	(15,133,259)	27,662,922	(28,829,988)

80	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	81

Statements of changes in net assets	continued

TIAA-CREF Funds ■ For the period or year ended

		Quant Small/Mid-Cap Equity Fund		Social Choice Equity Fund		Social Choice Low Carbon Equity Fund		Emerging Markets Equity Fund		International Equity Fund		International Opportunities Fund
		April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021
		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
OPERATIONS
Net investment income (loss)		$6,625,596	$12,620,554	$40,841,684	$74,412,793	$4,521,642	$6,412,317	$27,554,501	$20,457,506	$69,728,012	$189,906,334	$17,442,506	$26,370,670
Net realized gain (loss) on total investments		68,123,806	201,940,527	152,709,477	631,961,028	11,979,518	52,853,893	(109,501,090)	295,825,710	(25,357,324)	153,969,123	(43,747,559)	180,194,408
Net change in unrealized appreciation (depreciation) on total investments		(199,737,810)	285,824,548	(1,124,805,799)	1,654,641,553	(167,210,940)	182,378,351	(166,384,367)	(258,918,981)	(1,170,350,449)	1,372,051,106	(534,811,732)	337,744,281
Net increase (decrease) in net assets from operations		(124,988,408)	500,385,629	(931,254,638)	2,361,015,374	(150,709,780)	241,644,561	(248,330,956)	57,364,235	(1,125,979,761)	1,715,926,563	(561,116,785)	544,309,359
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(10,543,842)	(972,771)	(507,547,892)	(63,889,184)	(25,369,815)	(5,334,207)	(57,149,105)	(27,194,444)	(78,121,348)	(32,194,161)	(10,983,509)	(3,386,116)
	Advisor Class	(1,671,229)	(41,428)	(4,791,532)	(566,039)	(392,122)	(37,812)	(32,119)	(17,018)	(80,608)	(38,781)	(349,764)	(114,492)
	Premier Class	(43,542)	(2,337)	(9,768,722)	(1,238,365)	(353,065)	(89,062)	(2,048,469)	(863,824)	(2,007,432)	(789,476)	(40,048)	(10,930)
	Retirement Class	(18,326,059)	(488,125)	(87,918,098)	(10,248,378)	(29,391,640)	(5,039,612)	(19,011,896)	(11,602,050)	(11,150,380)	(4,316,468)	(12,034,678)	(4,385,253)
	Retail Class	(3,347,479)	(122,412)	(68,248,252)	(7,105,313)	(3,402,491)	(536,250)	(1,747,210)	(802,316)	(11,664,129)	(4,327,792)	(635,081)	(151,722)
	Class W	(162,456,601)	(19,278,776)	—	—	—	—	(261,412,650)	(104,871,081)	(96,863,433)	(35,398,089)	(173,420,296)	(52,658,909)
Total distributions		(196,388,752)	(20,905,849)	(678,274,496)	(83,047,279)	(58,909,133)	(11,036,943)	(341,401,449)	(145,350,733)	(199,887,330)	(77,064,767)	(197,463,376)	(60,707,422)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	2,324,376	13,886,678	487,846,483	696,604,927	141,762,655	198,885,213	17,505,025	94,627,075	185,833,944	328,835,919	18,565,735	44,422,405
	Advisor Class	8,706,976	7,119,108	4,281,205	10,334,840	4,244,655	4,678,899	—	—	74,889	9,913	27,278	106,531
	Premier Class	7,371	70,966	9,589,376	16,013,623	953,978	2,245,217	524,326	3,573,063	6,212,687	14,667,654	2,087,000	65,921
	Retirement Class	91,560,462	62,865,538	20,326,028	51,452,894	70,278,853	213,049,624	4,021,939	10,587,581	13,679,269	46,133,753	791,767	9,297,878
	Retail Class	6,339,923	9,661,220	44,846,487	77,460,588	10,067,911	33,134,252	1,342,371	3,105,511	4,160,373	8,162,975	1,030,626	3,041,602
	Class W	23,571,478	126,119,942	—	—	—	—	185,918,481	457,552,027	225,430,085	1,033,299,497	284,025,767	578,910,844
Reinvestments of distributions:	Institutional Class	10,538,161	972,316	486,234,335	60,468,392	19,079,440	3,219,592	57,149,105	27,194,444	73,939,350	30,709,663	10,983,509	3,386,116
	Advisor Class	1,639,747	38,963	3,750,561	435,562	370,080	34,084	5,799	2,896	76,281	37,137	335,971	110,125
	Premier Class	12,150	6	9,616,910	1,227,440	320,111	78,842	2,046,257	862,627	2,007,432	789,417	5,261	99
	Retirement Class	18,322,925	487,893	87,902,705	10,245,670	29,390,504	5,039,268	19,009,686	11,600,853	11,150,053	4,316,323	12,033,289	4,384,817
	Retail Class	3,167,605	120,042	65,619,749	6,801,862	3,341,379	529,625	1,707,177	783,574	11,137,143	4,164,562	620,754	149,949
	Class W	162,456,600	19,278,776	—	—	—	—	261,412,650	104,871,081	96,863,433	35,398,089	173,420,296	52,658,909
Redemptions:	Institutional Class	(8,573,104)	(18,628,361)	(475,341,289)	(667,792,560)	(57,180,401)	(63,080,281)	(37,517,204)	(89,806,824)	(145,649,470)	(507,702,082)	(8,172,851)	(53,008,116)
	Advisor Class	(1,611,495)	(1,417,232)	(6,894,436)	(8,496,664)	(861,352)	(300,579)	(17,802)	(454)	(267,550)	(849,177)	(304,852)	(293,485)
	Premier Class	(4,082)	(3,809)	(32,445,431)	(31,114,377)	(208,527)	(859,534)	(654,615)	(1,600,686)	(6,549,266)	(43,612,992)	(3,685)	(3,605)
	Retirement Class	(4,818,379)	(11,483,568)	(42,121,398)	(105,437,378)	(2,966,510)	(3,236,812)	(9,116,926)	(31,395,093)	(31,305,504)	(95,239,367)	(19,469,161)	(37,133,199)
	Retail Class	(3,401,522)	(3,393,558)	(41,871,452)	(61,232,792)	(6,404,380)	(6,856,766)	(1,706,651)	(1,699,045)	(10,674,699)	(22,242,154)	(1,153,217)	(1,285,178)
	Class W	(156,544,512)	(276,158,178)	—	—	—	—	(183,233,256)	(439,996,709)	(159,124,314)	(424,136,087)	(133,462,731)	(384,473,943)
Net increase (decrease) from shareholder transactions		153,694,680	(70,463,258)	621,339,833	56,972,027	212,188,396	386,560,644	318,396,362	150,261,921	276,994,136	412,743,043	341,360,756	220,337,670
Net increase (decrease) in net assets		(167,682,480)	409,016,522	(988,189,301)	2,334,940,122	2,569,483	617,168,262	(271,336,043)	62,275,423	(1,048,872,955)	2,051,604,839	(417,219,405)	703,939,607
NET ASSETS
Beginning of period		1,154,890,766	745,874,244	7,659,084,080	5,324,143,958	1,058,286,402	441,118,140	1,676,206,660	1,613,931,237	6,745,844,525	4,694,239,686	2,519,899,940	1,815,960,333
End of period		$987,208,286	$1,154,890,766	$6,670,894,779	$7,659,084,080	$1,060,855,885	$1,058,286,402	$1,404,870,617	$1,676,206,660	$5,696,971,570	$6,745,844,525	$2,102,680,535	$2,519,899,940
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	157,634	931,096	17,887,530	26,180,624	7,235,554	10,244,338	1,741,807	7,186,803	14,304,848	23,908,021	1,092,200	2,356,074
	Advisor Class	600,271	452,442	157,411	387,748	212,093	236,653	—	—	5,783	666	1,749	5,660
	Premier Class	509	4,052	350,979	613,684	47,381	121,130	58,180	256,752	465,464	1,044,589	128,735	3,572
	Retirement Class	6,214,929	3,879,239	733,208	1,933,918	3,541,362	11,352,490	458,100	779,485	979,994	3,236,535	48,074	500,323
	Retail Class	406,730	588,662	1,876,199	3,286,419	505,688	1,760,489	149,882	227,077	499,251	954,838	63,267	165,044
	Class W	1,636,073	9,509,833	—	—	—	—	19,078,490	35,775,404	17,488,886	76,325,961	16,998,806	30,442,021
Shares reinvested:	Institutional Class	711,077	72,184	17,427,754	2,526,886	939,411	191,187	6,287,030	2,017,392	5,311,735	2,431,486	633,055	193,382
	Advisor Class	110,421	2,886	134,525	18,217	18,240	2,025	637	214	5,357	2,875	19,376	6,296
	Premier Class	814	—	346,056	51,465	15,730	4,673	224,863	63,945	144,316	62,553	303	5
	Retirement Class	1,243,075	36,356	3,091,899	420,767	1,453,537	300,314	2,100,518	864,445	768,439	328,237	695,566	251,279
	Retail Class	215,045	8,945	2,702,625	322,364	165,170	31,544	187,809	58,172	1,301,068	527,160	35,799	8,573
	Class W	10,954,592	1,429,116	—	—	—	—	28,789,940	7,791,313	6,948,596	2,798,268	9,978,153	3,005,646
Shares redeemed:	Institutional Class	(558,954)	(1,138,328)	(17,141,427)	(24,722,204)	(2,883,720)	(3,313,130)	(4,212,870)	(6,709,714)	(10,847,654)	(37,122,016)	(499,955)	(2,843,764)
	Advisor Class	(109,033)	(85,408)	(253,036)	(318,166)	(44,206)	(15,545)	(1,999)	(33)	(19,333)	(59,305)	(16,884)	(15,032)
	Premier Class	(279)	(229)	(1,232,455)	(1,152,836)	(10,502)	(44,846)	(68,963)	(114,108)	(482,688)	(3,304,435)	(238)	(208)
	Retirement Class	(321,383)	(695,708)	(1,503,564)	(3,746,722)	(156,879)	(159,556)	(973,524)	(2,324,309)	(2,267,087)	(6,575,673)	(1,176,928)	(1,972,237)
	Retail Class	(231,358)	(216,970)	(1,773,846)	(2,595,645)	(326,014)	(358,583)	(185,839)	(126,274)	(1,302,665)	(2,584,314)	(70,387)	(68,781)
	Class W	(10,117,705)	(16,804,505)	—	—	—	—	(20,085,301)	(32,148,875)	(11,890,141)	(30,946,083)	(8,430,899)	(20,411,726)
Net increase (decrease) from shareholder transactions		10,912,458	(2,026,337)	22,803,858	3,206,519	10,712,845	20,353,183	33,548,760	13,597,689	21,414,169	31,029,363	19,499,792	11,626,127

82	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	83

Statements of changes in net assets	concluded

TIAA-CREF Funds ■ For the period or year ended

		Quant International Small-Cap Equity Fund		Social Choice International Equity Fund
		April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021
		(unaudited)		(unaudited)
OPERATIONS
Net investment income (loss)		$28,041,659	$30,492,326	$12,727,168	$20,402,002
Net realized gain (loss) on total investments		12,849,016	220,394,014	700,783	11,576,075
Net change in unrealized appreciation (depreciation) on total investments		(233,329,678)	106,477,374	(150,902,447)	165,995,801
Net increase (decrease) in net assets from operations		(192,439,003)	357,363,714	(137,474,496)	197,973,878
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(5,395,633)	(1,268,142)	(17,567,457)	(6,126,216)
	Advisor Class	(5,296)	(1,574)	(82,867)	(20,438)
	Premier Class	(5,210)	(1,472)	(22,335)	(7,327)
	Retirement Class	(267,685)	(70,771)	(11,639,118)	(2,794,652)
	Retail Class	(60,769)	(14,355)	(648,843)	(158,750)
	Class W	(97,600,960)	(27,780,465)	—	—
Total distributions		(103,335,553)	(29,136,779)	(29,960,620)	(9,107,383)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	4,369,433	23,096,217	198,535,686	150,759,120
	Advisor Class	—	—	912,792	1,028,850
	Premier Class	—	—	32,912	376,232
	Retirement Class	2,589,760	1,552,842	110,011,028	157,333,490
	Retail Class	58,976	217,740	8,732,431	11,860,819
	Class W	57,945,314	346,760,366	—	—
Reinvestments of distributions:	Institutional Class	5,394,899	1,267,923	11,047,222	3,943,381
	Advisor Class	—	—	63,694	18,561
	Premier Class	—	—	9,913	4,242
	Retirement Class	267,572	70,739	11,638,754	2,794,500
	Retail Class	59,813	14,221	634,425	155,211
	Class W	97,600,960	27,780,465	—	—
Redemptions:	Institutional Class	(5,204,573)	(8,313,017)	(49,459,586)	(56,774,439)
	Advisor Class	—	—	(93,511)	(146,523)
	Premier Class	—	—	(82)	(216,406)
	Retirement Class	(671,347)	(1,369,442)	(364,662)	(451,363)
	Retail Class	(44,499)	(105,920)	(4,193,543)	(4,529,964)
	Class W	(117,595,984)	(121,608,379)	—	—
Net increase (decrease) from shareholder transactions		44,770,324	269,363,755	287,507,473	266,155,711
Net increase (decrease) in net assets		(251,004,232)	597,590,690	120,072,357	455,022,206
NET ASSETS
Beginning of period		1,579,073,079	981,482,389	968,459,008	513,436,802
End of period		$1,328,068,847	$1,579,073,079	$1,088,531,365	$968,459,008
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	371,665	1,918,136	15,617,229	11,540,221
	Advisor Class	—	—	69,300	79,864
	Premier Class	—	—	2,592	29,335
	Retirement Class	236,974	134,319	8,550,648	12,128,287
	Retail Class	5,271	18,209	672,947	919,767
	Class W	5,004,482	28,537,923	—	—
Shares reinvested:	Institutional Class	477,424	121,332	837,545	328,889
	Advisor Class	—	—	4,833	1,548
	Premier Class	—	—	750	353
	Retirement Class	23,679	6,769	885,077	233,654
	Retail Class	5,278	1,357	48,209	12,967
	Class W	8,621,993	2,655,876	—	—
Shares redeemed:	Institutional Class	(474,817)	(738,954)	(3,901,269)	(4,376,717)
	Advisor Class	—	—	(7,265)	(11,594)
	Premier Class	—	—	(6)	(16,300)
	Retirement Class	(58,572)	(116,343)	(28,609)	(36,699)
	Retail Class	(3,774)	(9,005)	(326,603)	(348,385)
	Class W	(10,748,092)	(10,541,298)	—	—
Net increase (decrease) from shareholder transactions		3,461,511	21,988,321	22,425,378	20,485,190

84	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

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TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	85

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

GROWTH & INCOME FUND
Institutional Class:	4/30/22	#	$20.07	$0.07		$(2.20)	$(2.13)	$(0.10)	$(3.25)	$(3.35)	$14.59
	10/31/21		15.16	0.14		5.97	6.11	(0.16)	(1.04)	(1.20)	20.07
	10/31/20		14.63	0.17		1.33	1.50	(0.21)	(0.76)	(0.97)	15.16
	10/31/19		14.44	0.21		1.20	1.41	(0.18)	(1.04)	(1.22)	14.63
	10/31/18		14.34	0.17		0.62	0.79	(0.15)	(0.54)	(0.69)	14.44
	10/31/17		11.76	0.15		2.80	2.95	(0.16)	(0.21)	(0.37)	14.34
Advisor Class:	4/30/22	#	20.09	0.06		(2.21)	(2.15)	(0.09)	(3.25)	(3.34)	14.60
	10/31/21		15.17	0.12		5.99	6.11	(0.15)	(1.04)	(1.19)	20.09
	10/31/20		14.64	0.15		1.33	1.48	(0.19)	(0.76)	(0.95)	15.17
	10/31/19		14.45	0.20		1.19	1.39	(0.16)	(1.04)	(1.20)	14.64
	10/31/18		14.34	0.15		0.64	0.79	(0.14)	(0.54)	(0.68)	14.45
	10/31/17		11.77	0.13		2.80	2.93	(0.15)	(0.21)	(0.36)	14.34
Premier Class:	4/30/22	#	20.11	0.05		(2.20)	(2.15)	(0.08)	(3.25)	(3.33)	14.63
	10/31/21		15.19	0.11		5.99	6.10	(0.14)	(1.04)	(1.18)	20.11
	10/31/20		14.65	0.15		1.33	1.48	(0.18)	(0.76)	(0.94)	15.19
	10/31/19		14.45	0.19		1.20	1.39	(0.15)	(1.04)	(1.19)	14.65
	10/31/18		14.35	0.14		0.63	0.77	(0.13)	(0.54)	(0.67)	14.45
	10/31/17		11.77	0.13		2.80	2.93	(0.14)	(0.21)	(0.35)	14.35
Retirement Class:	4/30/22	#	20.51	0.05		(2.26)	(2.21)	(0.07)	(3.25)	(3.32)	14.98
	10/31/21		15.47	0.09		6.11	6.20	(0.12)	(1.04)	(1.16)	20.51
	10/31/20		14.91	0.13		1.36	1.49	(0.17)	(0.76)	(0.93)	15.47
	10/31/19		14.69	0.18		1.22	1.40	(0.14)	(1.04)	(1.18)	14.91
	10/31/18		14.57	0.13		0.64	0.77	(0.11)	(0.54)	(0.65)	14.69
	10/31/17		11.95	0.12		2.84	2.96	(0.13)	(0.21)	(0.34)	14.57
Retail Class:	4/30/22	#	28.59	0.08		(3.35)	(3.27)	(0.07)	(3.25)	(3.32)	22.00
	10/31/21		21.14	0.12		8.46	8.58	(0.09)	(1.04)	(1.13)	28.59
	10/31/20		20.02	0.17		1.86	2.03	(0.15)	(0.76)	(0.91)	21.14
	10/31/19		19.30	0.23		1.65	1.88	(0.12)	(1.04)	(1.16)	20.02
	10/31/18		18.94	0.16		0.83	0.99	(0.09)	(0.54)	(0.63)	19.30
	10/31/17		15.43	0.15		3.68	3.83	(0.11)	(0.21)	(0.32)	18.94
Class W:	4/30/22	#	20.07	0.10		(2.20)	(2.10)	(0.13)	(3.25)	(3.38)	14.59
	10/31/21		15.16	0.21		5.98	6.19	(0.24)	(1.04)	(1.28)	20.07
	10/31/20		14.64	0.22		1.32	1.54	(0.26)	(0.76)	(1.02)	15.16
	10/31/19		14.45	0.27		1.19	1.46	(0.23)	(1.04)	(1.27)	14.64
	10/31/18	†	15.93	0.01		(1.49)	(1.48)	—	—	—	14.45

86	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year ended		Total return	payment from affiliates [u]	end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	payment from affiliates	[u]	turnover rate

GROWTH & INCOME FUND
Institutional Class:	4/30/22	#	(12.99)%[b]	(13.00)%[b]	$ 1,551,208		0.40%[c]		0.40%[c]		0.78%[c]		0.76%[c]		38%[b]
	10/31/21		42.33	42.31	1,988,937		0.40		0.40		0.77		0.76		61	[f]
	10/31/20		10.81	10.80	1,126,795		0.40		0.40		1.15		1.13		64
	10/31/19		10.94	10.93	1,409,853		0.41		0.40		1.51		1.50		68
	10/31/18		5.61	5.60	1,688,858		0.40		0.40		1.11		1.11		59
	10/31/17		25.52	25.51	4,794,249		0.41		0.41		1.16		1.16		76
Advisor Class:	4/30/22	#	(13.08)[b]	(13.09)[b]	3,386		0.50	[c]	0.50	[c]	0.68	[c]	0.67	[c]	38	[b]
	10/31/21		42.23	42.21	3,428		0.50		0.50		0.66		0.65		61	[f]
	10/31/20		10.70	10.69	2,701		0.49		0.49		1.04		1.02		64
	10/31/19		10.83	10.82	2,075		0.51		0.50		1.44		1.43		68
	10/31/18		5.56	5.55	437		0.50		0.50		0.98		0.97		59
	10/31/17		25.32	25.31	422		0.54		0.54		1.00		0.99		76
Premier Class:	4/30/22	#	(13.03)[b]	(13.04)[b]	10,957		0.55	[c]	0.55	[c]	0.62	[c]	0.60	[c]	38	[b]
	10/31/21		42.08	42.06	20,731		0.55		0.55		0.63		0.61		61	[f]
	10/31/20		10.67	10.66	25,805		0.55		0.55		1.03		1.01		64
	10/31/19		10.74	10.73	44,314		0.56		0.55		1.34		1.33		68
	10/31/18		5.52	5.51	132,573		0.55		0.55		0.94		0.93		59
	10/31/17		25.31	25.30	147,754		0.56		0.56		1.03		1.02		76
Retirement Class:	4/30/22	#	(13.06)[b]	(13.07)[b]	457,924		0.65	[c]	0.65	[c]	0.53	[c]	0.51	[c]	38	[b]
	10/31/21		41.96	41.94	577,096		0.65		0.65		0.51		0.50		61	[f]
	10/31/20		10.50	10.49	452,343		0.65		0.65		0.89		0.88		64
	10/31/19		10.67	10.66	497,202		0.66		0.65		1.27		1.26		68
	10/31/18		5.39	5.38	553,819		0.65		0.65		0.83		0.83		59
	10/31/17		25.14	25.13	609,643		0.66		0.66		0.92		0.91		76
Retail Class:	4/30/22	#	(13.07)[b]	(13.08)[b]	1,413,039		0.68	[c]	0.56	[c]	0.62	[c]	0.60	[c]	38	[b]
	10/31/21		41.97	41.95	1,664,005		0.69		0.69		0.48		0.46		61	[f]
	10/31/20		10.50	10.49	1,212,620		0.69		0.69		0.85		0.83		64
	10/31/19		10.60	10.59	1,199,088		0.70		0.69		1.23		1.23		68
	10/31/18		5.32	5.31	1,162,488		0.69		0.69		0.79		0.79		59
	10/31/17		25.11	25.10	1,164,448		0.70		0.70		0.87		0.86		76
Class W:	4/30/22	#	(12.81)[b]	(12.82)[b]	2,228,293		0.40	[c]	0.00	[c]	1.18	[c]	1.16	[c]	38	[b]
	10/31/21		42.93	42.91	2,739,781		0.40		0.00		1.17		1.16		61	[f]
	10/31/20		11.21	11.20	2,914,760		0.40		0.00		1.53		1.52		64
	10/31/19		11.39	11.38	3,363,807		0.41		0.00		1.93		1.92		68
	10/31/18	†	(9.29)[b]	(9.29)[b]	3,027,314		0.41	[c]	0.00	[c]	0.95	[c]	0.95	[c]	59

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	87

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year ended		beginning of period	income (loss	)[a]	on total investments	investment operations	investment income	realized gains	and distributions	end of period

LARGE-CAP GROWTH FUND
Institutional Class:	4/30/22	#	$ 26.91	$ 0.02		$ (5.74)	$ (5.72)	$ (0.03)	$ (2.49)	$ (2.52)	$ 18.67
	10/31/21		27.14	0.02		8.17	8.19	(0.11)	(8.31)	(8.42)	26.91
	10/31/20		21.43	0.08		6.59	6.67	(0.09)	(0.87)	(0.96)	27.14
	10/31/19		21.42	0.11		2.37	2.48	(0.12)	(2.35)	(2.47)	21.43
	10/31/18		20.08	0.12		2.08	2.20	(0.10)	(0.76)	(0.86)	21.42
	10/31/17		15.70	0.11		4.55	4.66	(0.09)	(0.19)	(0.28)	20.08
Advisor Class:	4/30/22	#	26.88	0.01		(5.74)	(5.73)	(0.01)	(2.49)	(2.50)	18.65
	10/31/21		27.12	0.00	[d]	8.17	8.17	(0.10)	(8.31)	(8.41)	26.88
	10/31/20		21.41	0.06		6.59	6.65	(0.07)	(0.87)	(0.94)	27.12
	10/31/19		21.40	0.10		2.37	2.47	(0.11)	(2.35)	(2.46)	21.41
	10/31/18		20.06	0.06		2.11	2.17	(0.07)	(0.76)	(0.83)	21.40
	10/31/17		15.70	0.06		4.58	4.64	(0.09)	(0.19)	(0.28)	20.06
Premier Class:	4/30/22	#	26.88	0.00	[d]	(5.73)	(5.73)	—	(2.49)	(2.49)	18.66
	10/31/21		27.10	(0.01)		8.16	8.15	(0.06)	(8.31)	(8.37)	26.88
	10/31/20		21.40	0.05		6.58	6.63	(0.06)	(0.87)	(0.93)	27.10
	10/31/19		21.37	0.08		2.37	2.45	(0.07)	(2.35)	(2.42)	21.40
	10/31/18		20.04	0.08		2.08	2.16	(0.07)	(0.76)	(0.83)	21.37
	10/31/17		15.67	0.08		4.55	4.63	(0.07)	(0.19)	(0.26)	20.04
Retirement Class:	4/30/22	#	26.63	(0.01)		(5.68)	(5.69)	—	(2.49)	(2.49)	18.45
	10/31/21		26.93	(0.04)		8.10	8.06	(0.05)	(8.31)	(8.36)	26.63
	10/31/20		21.27	0.02		6.54	6.56	(0.03)	(0.87)	(0.90)	26.93
	10/31/19		21.27	0.06		2.36	2.42	(0.07)	(2.35)	(2.42)	21.27
	10/31/18		19.94	0.05		2.08	2.13	(0.04)	(0.76)	(0.80)	21.27
	10/31/17		15.58	0.06		4.53	4.59	(0.04)	(0.19)	(0.23)	19.94
Retail Class:	4/30/22	#	26.77	0.00	[d]	(5.71)	(5.71)	—	(2.49)	(2.49)	18.57
	10/31/21		27.03	(0.05)		8.14	8.09	(0.04)	(8.31)	(8.35)	26.77
	10/31/20		21.34	0.01		6.57	6.58	(0.02)	(0.87)	(0.89)	27.03
	10/31/19		21.33	0.05		2.36	2.41	(0.05)	(2.35)	(2.40)	21.34
	10/31/18		20.00	0.05		2.08	2.13	(0.04)	(0.76)	(0.80)	21.33
	10/31/17		15.63	0.05		4.55	4.60	(0.04)	(0.19)	(0.23)	20.00
Class W:	4/30/22	#	27.00	0.06		(5.74)	(5.68)	(0.14)	(2.49)	(2.63)	18.69
	10/31/21		27.24	0.12		8.19	8.31	(0.24)	(8.31)	(8.55)	27.00
	10/31/20		21.50	0.18		6.61	6.79	(0.18)	(0.87)	(1.05)	27.24
	10/31/19		21.43	0.19		2.37	2.56	(0.14)	(2.35)	(2.49)	21.50
	10/31/18	†	23.77	0.01		(2.35)	(2.34)	—	—	—	21.43

88	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding	Portfolio
	or year ended		Total return	payment from affiliates [u]	end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	payment from affiliates [u]	turnover rate

LARGE-CAP GROWTH FUND
Institutional Class:	4/30/22	#	(23.33)%[b]	(23.34)%[b]	$ 1,560,057		0.41%[c]		0.41%[c]		0.15%[c]		0.14%[c]	46%[b]
	10/31/21		37.36	37.34	2,055,310		0.40		0.40		0.09		0.07	47
	10/31/20		32.43	32.42	1,606,751		0.41		0.40		0.34		0.32	143
	10/31/19		13.60	13.59	1,333,235		0.42		0.41		0.54		0.53	97
	10/31/18		11.30	11.29	1,122,258		0.41		0.41		0.55		0.55	90
	10/31/17		30.19	30.18	3,589,896		0.43		0.43		0.60		0.60	94
Advisor Class:	4/30/22	#	(23.34)[b]	(23.35)[b]	4,531		0.48	[c]	0.48	[c]	0.08	[c]	0.07 [c]	46	[b]
	10/31/21		37.25	37.23	5,462		0.48		0.48		0.02		0.00	47
	10/31/20		32.33	32.32	4,820		0.48		0.48		0.24		0.23	143
	10/31/19		13.55	13.54	2,995		0.50		0.50		0.48		0.47	97
	10/31/18		11.19	11.18	7,303		0.52		0.52		0.26		0.26	90
	10/31/17		30.02	30.01	2,129		0.65		0.58		0.37		0.36	94
Premier Class:	4/30/22	#	(23.38)[b]	(23.39)[b]	12,330		0.56	[c]	0.56	[c]	0.00	[c]	(0.01)[c]	46	[b]
	10/31/21		37.18	37.16	15,987		0.55		0.55		(0.06)		(0.07)	47
	10/31/20		32.22	32.21	14,407		0.56		0.55		0.22		0.21	143
	10/31/19		13.45	13.44	19,839		0.57		0.56		0.39		0.38	97
	10/31/18		11.11	11.10	19,249		0.57		0.57		0.38		0.38	90
	10/31/17		30.00	29.99	44,550		0.58		0.58		0.47		0.46	94
Retirement Class:	4/30/22	#	(23.42)[b]	(23.43)[b]	329,215		0.66	[c]	0.66	[c]	(0.10)[c]		(0.11)[c]	46	[b]
	10/31/21		36.99	36.97	477,945		0.65		0.65		(0.16)		(0.17)	47
	10/31/20		32.08	32.07	395,851		0.66		0.65		0.08		0.07	143
	10/31/19		13.35	13.34	309,694		0.66		0.66		0.30		0.29	97
	10/31/18		11.03	11.02	343,094		0.67		0.67		0.25		0.25	90
	10/31/17		29.83	29.82	229,758		0.72		0.72		0.34		0.33	94
Retail Class:	4/30/22	#	(23.40)[b]	(23.41)[b]	1,097,559		0.70	[c]	0.56	[c]	0.00	[c]	(0.01)[c]	46	[b]
	10/31/21		36.96	36.94	1,476,126		0.69		0.69		(0.20)		(0.22)	47
	10/31/20		32.05	32.04	1,127,972		0.70		0.70		0.04		0.03	143
	10/31/19		13.25	13.24	991,814		0.71		0.71		0.24		0.24	97
	10/31/18		10.97	10.96	986,875		0.72		0.72		0.22		0.21	90
	10/31/17		29.84	29.83	943,267		0.75		0.75		0.26		0.26	94
Class W:	4/30/22	#	(23.17)[b]	(23.18)[b]	2,398,744		0.41	[c]	0.00	[c]	0.56	[c]	0.54 [c]	46	[b]
	10/31/21		37.86	37.84	3,158,816		0.40		0.00		0.49		0.48	47
	10/31/20		32.94	32.93	2,942,406		0.41		0.00		0.75		0.73	143
	10/31/19		14.11	14.10	3,050,002		0.41		0.00		0.95		0.94	97
	10/31/18	†	(9.84)[b]	(9.84)[b]	2,671,086		0.42	[c]	0.00	[c]	0.42	[c]	0.41 [c]	90

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	89

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year ended		beginning of period	income (loss	)[a]	on total investments	investment operations	investment income	realized gains	and distributions	end of period

LARGE-CAP VALUE FUND
Institutional Class:	4/30/22	#	$ 23.14	$ 0.15		$ (1.27)	$ (1.12)	$ (0.32)	$ (1.68)	$ (2.00)	$ 20.02
	10/31/21		16.01	0.28		7.20	7.48	(0.35)	—	(0.35)	23.14
	10/31/20		17.68	0.33		(1.62)	(1.29)	(0.38)	—	(0.38)	16.01
	10/31/19		17.98	0.34		1.23	1.57	(0.34)	(1.53)	(1.87)	17.68
	10/31/18		19.56	0.33		(0.64)	(0.31)	(0.28)	(0.99)	(1.27)	17.98
	10/31/17		17.31	0.30		2.73	3.03	(0.33)	(0.45)	(0.78)	19.56
Advisor Class:	4/30/22	#	23.12	0.14		(1.27)	(1.13)	(0.30)	(1.68)	(1.98)	20.01
	10/31/21		15.99	0.26		7.21	7.47	(0.34)	—	(0.34)	23.12
	10/31/20		17.67	0.31		(1.61)	(1.30)	(0.38)	—	(0.38)	15.99
	10/31/19		17.97	0.33		1.23	1.56	(0.33)	(1.53)	(1.86)	17.67
	10/31/18		19.54	0.32		(0.63)	(0.31)	(0.27)	(0.99)	(1.26)	17.97
	10/31/17		17.31	0.28		2.72	3.00	(0.32)	(0.45)	(0.77)	19.54
Premier Class:	4/30/22	#	23.08	0.13		(1.26)	(1.13)	(0.28)	(1.68)	(1.96)	19.99
	10/31/21		15.97	0.24		7.19	7.43	(0.32)	—	(0.32)	23.08
	10/31/20		17.63	0.31		(1.62)	(1.31)	(0.35)	—	(0.35)	15.97
	10/31/19		17.92	0.32		1.22	1.54	(0.30)	(1.53)	(1.83)	17.63
	10/31/18		19.50	0.30		(0.64)	(0.34)	(0.25)	(0.99)	(1.24)	17.92
	10/31/17		17.26	0.27		2.72	2.99	(0.30)	(0.45)	(0.75)	19.50
Retirement Class:	4/30/22	#	23.03	0.12		(1.27)	(1.15)	(0.26)	(1.68)	(1.94)	19.94
	10/31/21		15.93	0.22		7.19	7.41	(0.31)	—	(0.31)	23.03
	10/31/20		17.60	0.29		(1.63)	(1.34)	(0.33)	—	(0.33)	15.93
	10/31/19		17.88	0.30		1.23	1.53	(0.28)	(1.53)	(1.81)	17.60
	10/31/18		19.46	0.28		(0.64)	(0.36)	(0.23)	(0.99)	(1.22)	17.88
	10/31/17		17.23	0.25		2.71	2.96	(0.28)	(0.45)	(0.73)	19.46
Retail Class:	4/30/22	#	21.99	0.12		(1.21)	(1.09)	(0.25)	(1.68)	(1.93)	18.97
	10/31/21		15.23	0.20		6.86	7.06	(0.30)	—	(0.30)	21.99
	10/31/20		16.84	0.26		(1.54)	(1.28)	(0.33)	—	(0.33)	15.23
	10/31/19		17.22	0.28		1.17	1.45	(0.30)	(1.53)	(1.83)	16.84
	10/31/18		18.78	0.26		(0.61)	(0.35)	(0.22)	(0.99)	(1.21)	17.22
	10/31/17		16.66	0.23		2.61	2.84	(0.27)	(0.45)	(0.72)	18.78
Class W:	4/30/22	#	23.22	0.19		(1.26)	(1.07)	(0.42)	(1.68)	(2.10)	20.05
	10/31/21		16.07	0.36		7.22	7.58	(0.43)	—	(0.43)	23.22
	10/31/20		17.74	0.39		(1.61)	(1.22)	(0.45)	—	(0.45)	16.07
	10/31/19		17.98	0.40		1.25	1.65	(0.36)	(1.53)	(1.89)	17.74
	10/31/18	†	19.54	0.02		(1.58)	(1.56)	—	—	—	17.98

90	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year ended		Total return	payment from affiliates [u]	end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	payment from affiliates	[u]	turnover rate

LARGE-CAP VALUE FUND
Institutional Class:	4/30/22	#	(5.39)%[b]	(5.40)%[b]	1,801,422		0.41%[c]		0.41%[c]		1.38%[c]		1.37%[c]		8%[b]
	10/31/21		47.32	47.30	1,898,837		0.41		0.40		1.32		1.31		14
	10/31/20		(7.51)	(7.52)	1,467,747		0.41		0.40		1.98		1.97		26
	10/31/19		10.23	10.22	1,922,604		0.41		0.39		2.06		2.05		79
	10/31/18		(1.84)	(1.85)	2,427,959		0.40		0.40		1.73		1.73		53
	10/31/17		17.77	17.76	5,558,748		0.40		0.40		1.59		1.58		53
Advisor Class:	4/30/22	#	(5.41)[b]	(5.42)[b]	464		0.48	[c]	0.48	[c]	1.31	[c]	1.30	[c]	8	[b]
	10/31/21		47.30	47.28	520		0.48		0.48		1.23		1.22		14
	10/31/20		(7.60)	(7.61)	257		0.47		0.46		1.91		1.89		26
	10/31/19		10.17	10.16	181		0.45		0.43		2.00		1.99		79
	10/31/18		(1.85)	(1.86)	171		0.46		0.45		1.66		1.65		53
	10/31/17		17.64	17.63	182		0.47		0.47		1.51		1.50		53
Premier Class:	4/30/22	#	(5.41)[b]	(5.42)[b]	70,771		0.56	[c]	0.56	[c]	1.22	[c]	1.21	[c]	8	[b]
	10/31/21		47.06	47.04	77,309		0.56		0.55		1.18		1.16		14
	10/31/20		(7.65)	(7.66)	69,391		0.56		0.55		1.85		1.84		26
	10/31/19		10.10	10.09	130,723		0.56		0.54		1.92		1.91		79
	10/31/18		(2.01)	(2.02)	209,131		0.55		0.55		1.56		1.56		53
	10/31/17		17.59	17.58	291,951		0.55		0.55		1.46		1.45		53
Retirement Class:	4/30/22	#	(5.53)[b]	(5.54)[b]	478,444		0.66	[c]	0.66	[c]	1.13	[c]	1.12	[c]	8	[b]
	10/31/21		47.01	46.99	521,413		0.66		0.65		1.08		1.06		14
	10/31/20		(7.80)	(7.81)	423,110		0.66		0.65		1.73		1.72		26
	10/31/19		10.03	10.02	579,719		0.66		0.64		1.82		1.81		79
	10/31/18		(2.11)	(2.12)	750,194		0.65		0.65		1.46		1.46		53
	10/31/17		17.46	17.45	1,007,357		0.65		0.65		1.35		1.34		53
Retail Class:	4/30/22	#	(5.49)[b]	(5.50)[b]	149,425		0.71	[c]	0.62	[c]	1.17	[c]	1.16	[c]	8	[b]
	10/31/21		46.88	46.86	155,733		0.72		0.71		1.01		0.99		14
	10/31/20		(7.81)	(7.82)	108,093		0.73		0.72		1.67		1.65		26
	10/31/19		9.92	9.91	132,317		0.72		0.70		1.75		1.74		79
	10/31/18		(2.13)	(2.14)	130,587		0.71		0.70		1.41		1.40		53
	10/31/17		17.35	17.34	147,343		0.72		0.71		1.29		1.28		53
Class W:	4/30/22	#	(5.16)[b]	(5.17)[b]	2,480,298		0.41	[c]	0.00	[c]	1.79	[c]	1.78	[c]	8	[b]
	10/31/21		47.95	47.93	2,858,782		0.41		0.00		1.73		1.72		14
	10/31/20		(7.19)	(7.20)	2,698,308		0.41		0.00		2.37		2.36		26
	10/31/19		10.66	10.65	2,900,604		0.41		0.00		2.43		2.43		79
	10/31/18	†	(7.93)[b]	(7.93)[b]	2,706,272		0.41	[c]	0.00	[c]	1.56	[c]	1.56	[c]	53

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	91

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year ended		beginning of period	income (loss	)[a]	on total investments	investment operations	investment income	realized gains	and distributions	end of period

MID-CAP GROWTH FUND
Institutional Class:	4/30/22	#	$ 30.82		$ 0.04	$ (8.05)	$ (8.01)	$ —	$ (3.74)	$ (3.74)	$ 19.07
	10/31/21		25.15		(0.06)	8.91	8.85	—	(3.18)	(3.18)	30.82
	10/31/20		22.21		0.00 [d]	5.32	5.32	(0.04)	(2.34)	(2.38)	25.15
	10/31/19		22.29		0.04	2.90	2.94	(0.08)	(2.94)	(3.02)	22.21
	10/31/18		24.00		0.09	0.46	0.55	(0.13)	(2.13)	(2.26)	22.29
	10/31/17		19.07		0.14	4.89	5.03	(0.10)	—	(0.10)	24.00
Advisor Class:	4/30/22	#	30.79		0.00 [d]	(7.99)	(7.99)	—	(3.74)	(3.74)	19.06
	10/31/21		25.14		(0.07)	8.90	8.83	—	(3.18)	(3.18)	30.79
	10/31/20		22.20		(0.08)	5.39	5.31	(0.03)	(2.34)	(2.37)	25.14
	10/31/19		22.28		0.03	2.90	2.93	(0.07)	(2.94)	(3.01)	22.20
	10/31/18		23.99		0.08	0.45	0.53	(0.11)	(2.13)	(2.24)	22.28
	10/31/17		19.07		0.12	4.90	5.02	(0.10)	—	(0.10)	23.99
Premier Class:	4/30/22	#	30.51		0.02	(7.95)	(7.93)	—	(3.74)	(3.74)	18.84
	10/31/21		24.96		(0.10)	8.83	8.73	—	(3.18)	(3.18)	30.51
	10/31/20		22.05		(0.03)	5.28	5.25	0.00 [d]	(2.34)	(2.34)	24.96
	10/31/19		22.14		0.01	2.89	2.90	(0.05)	(2.94)	(2.99)	22.05
	10/31/18		23.85		0.05	0.46	0.51	(0.09)	(2.13)	(2.22)	22.14
	10/31/17		18.95		0.11	4.86	4.97	(0.07)	—	(0.07)	23.85
Retirement Class:	4/30/22	#	29.44		0.01	(7.64)	(7.63)	—	(3.74)	(3.74)	18.07
	10/31/21		24.21		(0.13)	8.54	8.41	—	(3.18)	(3.18)	29.44
	10/31/20		21.47		(0.06)	5.14	5.08	—	(2.34)	(2.34)	24.21
	10/31/19		21.63		(0.01)	2.81	2.80	(0.02)	(2.94)	(2.96)	21.47
	10/31/18		23.35		0.03	0.45	0.48	(0.07)	(2.13)	(2.20)	21.63
	10/31/17		18.55		0.08	4.77	4.85	(0.05)	—	(0.05)	23.35
Retail Class:	4/30/22	#	29.36		0.02	(7.62)	(7.60)	—	(3.74)	(3.74)	18.02
	10/31/21		24.15		(0.14)	8.53	8.39	—	(3.18)	(3.18)	29.36
	10/31/20		21.44		(0.07)	5.12	5.05	—	(2.34)	(2.34)	24.15
	10/31/19		21.60		(0.02)	2.81	2.79	(0.01)	(2.94)	(2.95)	21.44
	10/31/18		23.32		0.01	0.46	0.47	(0.06)	(2.13)	(2.19)	21.60
	10/31/17		18.53		0.06	4.77	4.83	(0.04)	—	(0.04)	23.32

92	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total								Net investment
	For the			return								income (loss)
	period			excluding	Net assets at						Net	excluding	Portfolio
	or year ended		Total return	payment from affiliates [u]	end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss )	payment from affiliates [u]	turnover rate

MID-CAP GROWTH FUND
Institutional Class:	4/30/22	#	(28.65)%[b]	(28.66)%[b]	$ 734,766		0.47%[c]		0.47%[c]		0.35%[c]	0.34%[c]	42%[b]
	10/31/21		37.33	37.31	1,113,795		0.46		0.46		(0.20)	(0.22)	76
	10/31/20		26.16	26.15	721,712		0.48		0.48		(0.02)	(0.03)	107
	10/31/19		15.93	15.92	761,182		0.48		0.48		0.20	0.19	81
	10/31/18		2.29	2.28	759,278		0.47		0.47		0.37	0.37	70
	10/31/17		26.48	26.47	912,465		0.47		0.47		0.63	0.62	71
Advisor Class:	4/30/22	#	(28.61)[b]	(28.62)[b]	202		0.45	[c]	0.45	[c]	0.04 [c]	0.03 [c]	42	[b]
	10/31/21		37.26	37.24	7,557		0.50		0.50		(0.24)	(0.26)	76
	10/31/20		26.09	26.08	5,113		0.56		0.56		(0.32)	(0.33)	107
	10/31/19		15.87	15.86	214		0.54		0.54		0.14	0.13	81
	10/31/18		2.22	2.21	160		0.52		0.52		0.32	0.31	70
	10/31/17		26.41	26.40	160		0.54		0.54		0.55	0.54	71
Premier Class:	4/30/22	#	(28.68)[b]	(28.69)[b]	35,537		0.62	[c]	0.62	[c]	0.16 [c]	0.15 [c]	42	[b]
	10/31/21		37.11	37.09	60,298		0.61		0.61		(0.35)	(0.37)	76
	10/31/20		26.03	26.02	39,582		0.63		0.63		(0.16)	(0.17)	107
	10/31/19		15.70	15.69	52,210		0.63		0.63		0.06	0.05	81
	10/31/18		2.13	2.12	71,504		0.62		0.62		0.22	0.22	70
	10/31/17		26.30	26.29	94,517		0.62		0.62		0.50	0.49	71
Retirement Class:	4/30/22	#	(28.71)[b]	(28.72)[b]	367,451		0.72	[c]	0.72	[c]	0.11 [c]	0.09 [c]	42	[b]
	10/31/21		36.93	36.91	524,637		0.71		0.71		(0.46)	(0.47)	76
	10/31/20		25.91	25.90	375,489		0.73		0.73		(0.28)	(0.29)	107
	10/31/19		15.61	15.60	350,839		0.73		0.73		(0.05)	(0.06)	81
	10/31/18		2.04	2.03	352,638		0.72		0.72		0.12	0.11	70
	10/31/17		26.20	26.19	401,947		0.72		0.72		0.39	0.38	71
Retail Class:	4/30/22	#	(28.68)[b]	(28.69)[b]	202,365		0.77	[c]	0.63	[c]	0.19 [c]	0.18 [c]	42	[b]
	10/31/21		36.93	36.91	297,057		0.75		0.75		(0.50)	(0.52)	76
	10/31/20		25.80	25.79	225,291		0.78		0.78		(0.33)	(0.35)	107
	10/31/19		15.56	15.55	198,852		0.78		0.78		(0.10)	(0.11)	81
	10/31/18		1.99	1.98	179,846		0.77		0.77		0.06	0.05	70
	10/31/17		26.10	26.09	181,568		0.80		0.80		0.30	0.29	71

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	93

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year ended		beginning of period	income (loss	)[a]	on total investments	investment operations	investment income	realized gains	and distributions	end of period

MID-CAP VALUE FUND
Institutional Class:	4/30/22	#	$ 21.23	$ 0.11		$ (0.69)	$ (0.58)	$ (0.23)	$ (2.65)	$ (2.88)	$ 17.77
	10/31/21		14.40	0.21		6.92	7.13	(0.30)	—	(0.30)	21.23
	10/31/20		20.40	0.23		(2.47)	(2.24)	(0.44)	(3.32)	(3.76)	14.40
	10/31/19		22.30	0.43		0.87	1.30	(0.41)	(2.79)	(3.20)	20.40
	10/31/18		24.81	0.39		(0.83)	(0.44)	(0.40)	(1.67)	(2.07)	22.30
	10/31/17		22.16	0.37		3.34	3.71	(0.41)	(0.65)	(1.06)	24.81
Advisor Class:	4/30/22	#	21.20	0.09		(0.68)	(0.59)	(0.21)	(2.65)	(2.86)	17.75
	10/31/21		14.38	0.20		6.90	7.10	(0.28)	—	(0.28)	21.20
	10/31/20		20.37	0.23		(2.47)	(2.24)	(0.43)	(3.32)	(3.75)	14.38
	10/31/19		22.28	0.43		0.84	1.27	(0.39)	(2.79)	(3.18)	20.37
	10/31/18		24.77	0.36		(0.81)	(0.45)	(0.37)	(1.67)	(2.04)	22.28
	10/31/17		22.15	0.32		3.35	3.67	(0.40)	(0.65)	(1.05)	24.77
Premier Class:	4/30/22	#	21.18	0.10		(0.70)	(0.60)	(0.19)	(2.65)	(2.84)	17.74
	10/31/21		14.37	0.18		6.90	7.08	(0.27)	—	(0.27)	21.18
	10/31/20		20.34	0.21		(2.46)	(2.25)	(0.40)	(3.32)	(3.72)	14.37
	10/31/19		22.24	0.39		0.86	1.25	(0.36)	(2.79)	(3.15)	20.34
	10/31/18		24.73	0.35		(0.81)	(0.46)	(0.36)	(1.67)	(2.03)	22.24
	10/31/17		22.10	0.34		3.31	3.65	(0.37)	(0.65)	(1.02)	24.73
Retirement Class:	4/30/22	#	21.04	0.09		(0.69)	(0.60)	(0.18)	(2.65)	(2.83)	17.61
	10/31/21		14.28	0.16		6.86	7.02	(0.26)	—	(0.26)	21.04
	10/31/20		20.24	0.20		(2.45)	(2.25)	(0.39)	(3.32)	(3.71)	14.28
	10/31/19		22.14	0.38		0.85	1.23	(0.34)	(2.79)	(3.13)	20.24
	10/31/18		24.63	0.32		(0.81)	(0.49)	(0.33)	(1.67)	(2.00)	22.14
	10/31/17		22.01	0.31		3.31	3.62	(0.35)	(0.65)	(1.00)	24.63
Retail Class:	4/30/22	#	20.42	0.09		(0.66)	(0.57)	(0.17)	(2.65)	(2.82)	17.03
	10/31/21		13.86	0.15		6.66	6.81	(0.25)	—	(0.25)	20.42
	10/31/20		19.76	0.18		(2.38)	(2.20)	(0.38)	(3.32)	(3.70)	13.86
	10/31/19		21.70	0.36		0.83	1.19	(0.34)	(2.79)	(3.13)	19.76
	10/31/18		24.19	0.31		(0.81)	(0.50)	(0.32)	(1.67)	(1.99)	21.70
	10/31/17		21.63	0.29		3.26	3.55	(0.34)	(0.65)	(0.99)	24.19

94	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year ended		Total return	payment from affiliates [u]	end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	payment from affiliates	[u]	turnover rate

MID-CAP VALUE FUND
Institutional Class:	4/30/22	#	(3.55)%[b]	(3.56)%[b]	$ 1,152,368		0.45%[c]		0.44%[c]		1.17%[c]		1.15%[c]		37%[b]
	10/31/21		50.13	50.11	1,291,813		0.45		0.44		1.11		1.09		80
	10/31/20		(14.12)	(14.14)	1,045,293		0.46		0.43		1.47		1.46		143
	10/31/19		7.32	7.31	1,881,808		0.44		0.40		2.17		2.16		81
	10/31/18		(2.12)	(2.13)	2,312,195		0.42		0.39		1.62		1.62		25
	10/31/17		17.03	17.03	2,926,270		0.41		0.39		1.57		1.56		26
Advisor Class:	4/30/22	#	(3.60)[b]	(3.61)[b]	434		0.53	[c]	0.53	[c]	0.90	[c]	0.88	[c]	37	[b]
	10/31/21		49.96	49.94	416		0.54		0.54		1.05		1.03		80
	10/31/20		(14.17)	(14.18)	446		0.55		0.53		1.45		1.44		143
	10/31/19		7.18	7.17	879		0.54		0.49		2.22		2.21		81
	10/31/18		(2.17)	(2.18)	372		0.51		0.48		1.53		1.52		25
	10/31/17		16.87	16.87	330		0.56		0.53		1.35		1.35		26
Premier Class:	4/30/22	#	(3.61)[b]	(3.62)[b]	58,032		0.60	[c]	0.59	[c]	1.03	[c]	1.02	[c]	37	[b]
	10/31/21		49.84	49.82	73,331		0.60		0.59		0.95		0.94		80
	10/31/20		(14.20)	(14.22)	68,187		0.61		0.58		1.36		1.34		143
	10/31/19		7.11	7.10	124,254		0.59		0.55		1.98		1.97		81
	10/31/18		(2.21)	(2.22)	207,370		0.57		0.54		1.46		1.45		25
	10/31/17		16.81	16.81	320,095		0.56		0.54		1.42		1.41		26
Retirement Class:	4/30/22	#	(3.68)[b]	(3.69)[b]	515,033		0.70	[c]	0.69	[c]	0.92	[c]	0.90	[c]	37	[b]
	10/31/21		49.70	49.68	589,412		0.70		0.69		0.86		0.84		80
	10/31/20		(14.29)	(14.31)	413,497		0.71		0.68		1.29		1.27		143
	10/31/19		7.01	7.00	590,795		0.69		0.65		1.92		1.91		81
	10/31/18		(2.33)	(2.34)	716,431		0.67		0.64		1.37		1.36		25
	10/31/17		16.73	16.73	978,517		0.66		0.64		1.30		1.30		26
Retail Class:	4/30/22	#	(3.64)[b]	(3.65)[b]	210,248		0.75	[c]	0.65	[c]	0.96	[c]	0.94	[c]	37	[b]
	10/31/21		49.65	49.63	224,262		0.76		0.75		0.80		0.78		80
	10/31/20		(14.37)	(14.39)	168,504		0.78		0.76		1.21		1.19		143
	10/31/19		6.96	6.95	230,989		0.74		0.70		1.89		1.88		81
	10/31/18		(2.40)	(2.41)	243,079		0.72		0.69		1.32		1.31		25
	10/31/17		16.70	16.70	286,550		0.71		0.68		1.25		1.25		26

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	95

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

QUANT SMALL-CAP EQUITY FUND
Institutional Class:	4/30/22	#	$ 23.18	$ 0.06		$ (2.85)	$ (2.79)	$ (0.12)	$ (3.91)	$ (4.03)	$ 16.36
	10/31/21		14.40	0.10		8.80	8.90	(0.12)	—	(0.12)	23.18
	10/31/20		16.59	0.09		(1.38)	(1.29)	(0.18)	(0.72)	(0.90)	14.40
	10/31/19		18.77	0.16		0.55	0.71	(0.14)	(2.75)	(2.89)	16.59
	10/31/18		20.69	0.14		0.06	0.20	(0.16)	(1.96)	(2.12)	18.77
	10/31/17		16.64	0.16		4.53	4.69	(0.17)	(0.47)	(0.64)	20.69
Advisor Class:	4/30/22	#	23.17	0.06		(2.85)	(2.79)	(0.11)	(3.91)	(4.02)	16.36
	10/31/21		14.39	0.08		8.80	8.88	(0.10)	—	(0.10)	23.17
	10/31/20		16.56	0.08		(1.38)	(1.30)	(0.15)	(0.72)	(0.87)	14.39
	10/31/19		18.75	0.15		0.53	0.68	(0.12)	(2.75)	(2.87)	16.56
	10/31/18		20.67	0.11		0.08	0.19	(0.15)	(1.96)	(2.11)	18.75
	10/31/17		16.63	0.13		4.55	4.68	(0.17)	(0.47)	(0.64)	20.67
Premier Class:	4/30/22	#	23.01	0.05		(2.83)	(2.78)	(0.08)	(3.91)	(3.99)	16.24
	10/31/21		14.30	0.07		8.73	8.80	(0.09)	—	(0.09)	23.01
	10/31/20		16.47	0.07		(1.37)	(1.30)	(0.15)	(0.72)	(0.87)	14.30
	10/31/19		18.64	0.14		0.54	0.68	(0.10)	(2.75)	(2.85)	16.47
	10/31/18		20.57	0.10		0.06	0.16	(0.13)	(1.96)	(2.09)	18.64
	10/31/17		16.54	0.13		4.52	4.65	(0.15)	(0.47)	(0.62)	20.57
Retirement Class:	4/30/22	#	22.43	0.04		(2.75)	(2.71)	(0.06)	(3.91)	(3.97)	15.75
	10/31/21		13.94	0.04		8.53	8.57	(0.08)	—	(0.08)	22.43
	10/31/20		16.08	0.06		(1.35)	(1.29)	(0.13)	(0.72)	(0.85)	13.94
	10/31/19		18.27	0.12		0.52	0.64	(0.08)	(2.75)	(2.83)	16.08
	10/31/18		20.20	0.08		0.06	0.14	(0.11)	(1.96)	(2.07)	18.27
	10/31/17		16.26	0.11		4.43	4.54	(0.13)	(0.47)	(0.60)	20.20
Retail Class:	4/30/22	#	22.12	0.04		(2.70)	(2.66)	(0.06)	(3.91)	(3.97)	15.49
	10/31/21		13.75	0.04		8.41	8.45	(0.08)	—	(0.08)	22.12
	10/31/20		15.87	0.05		(1.32)	(1.27)	(0.13)	(0.72)	(0.85)	13.75
	10/31/19		18.08	0.12		0.50	0.62	(0.08)	(2.75)	(2.83)	15.87
	10/31/18		20.00	0.07		0.07	0.14	(0.10)	(1.96)	(2.06)	18.08
	10/31/17		16.11	0.10		4.39	4.49	(0.13)	(0.47)	(0.60)	20.00
Class W:	4/30/22	#	23.25	0.11		(2.86)	(2.75)	(0.22)	(3.91)	(4.13)	16.37
	10/31/21		14.43	0.19		8.81	9.00	(0.18)	—	(0.18)	23.25
	10/31/20		16.64	0.14		(1.37)	(1.23)	(0.26)	(0.72)	(0.98)	14.43
	10/31/19		18.77	0.23		0.55	0.78	(0.16)	(2.75)	(2.91)	16.64
	10/31/18	†	20.86	0.00	[d]	(2.09)	(2.09)	—	—	—	18.77

96	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

QUANT SMALL-CAP EQUITY FUND
Institutional Class:	4/30/22	#	(14.10)%[b]	$1,425,507		0.42%[c]		0.42%[c]		0.68%[c]		27%[b]
	10/31/21		62.02	1,554,570		0.41		0.41		0.49		64	f
	10/31/20		(8.35)	1,150,062		0.43		0.40		0.65		93
	10/31/19		5.34	1,482,549		0.42		0.39		1.01		98
	10/31/18		0.85	1,728,014		0.41		0.40		0.68		87
	10/31/17		28.64	2,804,889		0.41		0.41		0.82		81
Advisor Class:	4/30/22	#	(14.11)[b]	729		0.47	[c]	0.47	[c]	0.62	[c]	27	[b]
	10/31/21		61.95	781		0.48		0.47		0.40		64	[f]
	10/31/20		(8.46)	464		0.50		0.48		0.58		93
	10/31/19		5.25	757		0.52		0.50		0.89		98
	10/31/18		0.84	2,770		0.48		0.47		0.58		87
	10/31/17		28.51	2,611		0.48		0.48		0.70		81
Premier Class:	4/30/22	#	(14.16)[b]	60,934		0.56	[c]	0.56	[c]	0.56	[c]	27	[b]
	10/31/21		61.90	80,889		0.56		0.56		0.31		64	[f]
	10/31/20		(8.57)	65,169		0.58		0.55		0.49		93
	10/31/19		5.28	114,749		0.57		0.54		0.85		98
	10/31/18		0.68	152,816		0.56		0.55		0.51		87
	10/31/17		28.46	180,112		0.56		0.56		0.70		81
Retirement Class:	4/30/22	#	(14.18)[b]	378,559		0.67	[c]	0.67	[c]	0.44	[c]	27	[b]
	10/31/21		61.64	451,648		0.66		0.66		0.22		64	[f]
	10/31/20		(8.61)	328,265		0.68		0.65		0.40		93
	10/31/19		5.14	440,064		0.67		0.64		0.76		98
	10/31/18		0.60	527,678		0.66		0.65		0.40		87
	10/31/17		28.29	641,915		0.66		0.66		0.58		81
Retail Class:	4/30/22	#	(14.17)[b]	130,191		0.72	[c]	0.65	[c]	0.46	[c]	27	[b]
	10/31/21		61.59	157,995		0.72		0.69		0.18		64	[f]
	10/31/20		(8.61)	100,998		0.74		0.67		0.38		93
	10/31/19		5.06	127,462		0.72		0.65		0.74		98
	10/31/18		0.62	146,385		0.71		0.67		0.38		87
	10/31/17		28.19	169,753		0.71		0.71		0.53		81
Class W:	4/30/22	#	(13.89)[b]	620,329		0.41	[c]	0.00	[c]	1.12	[c]	27	[b]
	10/31/21		62.73	830,786		0.41		0.00		0.88		64	[f]
	10/31/20		(8.01)	679,638		0.42		0.00		0.98		93
	10/31/19		5.78	778,275		0.42		0.00		1.40		98
	10/31/18	†	(10.02)[b]	794,946		0.41	[c]	0.00	[c]	(0.30)[c]		87

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	97

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

QUANT SMALL/MID-CAP EQUITY FUND
Institutional Class:	4/30/22	#	$ 18.26	$ 0.07		$ (1.81)	$ (1.74)	$ (0.19)	$ (2.98)	$ (3.17)	$ 13.35
	10/31/21		11.43	0.12		6.96	7.08	(0.10)	(0.15)	(0.25)	18.26
	10/31/20		12.29	0.10		(0.24)	(0.14)	(0.11)	(0.61)	(0.72)	11.43
	10/31/19		12.43	0.11		1.08	1.19	(0.10)	(1.23)	(1.33)	12.29
	10/31/18		12.38	0.13		0.60	0.73	(0.13)	(0.55)	(0.68)	12.43
	10/31/17		9.63	0.10		2.67	2.77	(0.02)	—	(0.02)	12.38
Advisor Class:	4/30/22	#	18.28	0.05		(1.81)	(1.76)	(0.17)	(2.98)	(3.15)	13.37
	10/31/21		11.45	0.10		6.97	7.07	(0.09)	(0.15)	(0.24)	18.28
	10/31/20		12.31	0.08		(0.23)	(0.15)	(0.10)	(0.61)	(0.71)	11.45
	10/31/19		12.44	0.11		1.08	1.19	(0.09)	(1.23)	(1.32)	12.31
	10/31/18		12.37	0.07		0.68	0.75	(0.13)	(0.55)	(0.68)	12.44
	10/31/17		9.62	0.10		2.67	2.77	(0.02)	—	(0.02)	12.37
Premier Class:	4/30/22	#	18.35	0.06		(1.83)	(1.77)	(0.16)	(2.98)	(3.14)	13.44
	10/31/21		11.49	0.09		7.00	7.09	(0.08)	(0.15)	(0.23)	18.35
	10/31/20		12.27	0.08		(0.24)	(0.16)	(0.01)	(0.61)	(0.62)	11.49
	10/31/19		12.41	0.09		1.08	1.17	(0.08)	(1.23)	(1.31)	12.27
	10/31/18		12.36	0.09		0.62	0.71	(0.11)	(0.55)	(0.66)	12.41
	10/31/17		9.62	0.08		2.68	2.76	(0.02)	—	(0.02)	12.36
Retirement Class:	4/30/22	#	18.16	0.04		(1.80)	(1.76)	(0.15)	(2.98)	(3.13)	13.27
	10/31/21		11.38	0.08		6.93	7.01	(0.08)	(0.15)	(0.23)	18.16
	10/31/20		12.24	0.07		(0.24)	(0.17)	(0.08)	(0.61)	(0.69)	11.38
	10/31/19		12.39	0.08		1.07	1.15	(0.07)	(1.23)	(1.30)	12.24
	10/31/18		12.34	0.07		0.63	0.70	(0.10)	(0.55)	(0.65)	12.39
	10/31/17		9.62	0.06		2.68	2.74	(0.02)	—	(0.02)	12.34
Retail Class:	4/30/22	#	18.12	0.04		(1.80)	(1.76)	(0.13)	(2.98)	(3.11)	13.25
	10/31/21		11.36	0.05		6.92	6.97	(0.06)	(0.15)	(0.21)	18.12
	10/31/20		12.21	0.06		(0.23)	(0.17)	(0.07)	(0.61)	(0.68)	11.36
	10/31/19		12.37	0.07		1.06	1.13	(0.06)	(1.23)	(1.29)	12.21
	10/31/18		12.32	0.06		0.63	0.69	(0.09)	(0.55)	(0.64)	12.37
	10/31/17		9.62	0.05		2.66	2.71	(0.01)	—	(0.01)	12.32
Class W:	4/30/22	#	18.36	0.10		(1.82)	(1.72)	(0.28)	(2.98)	(3.26)	13.38
	10/31/21		11.48	0.19		6.99	7.18	(0.15)	(0.15)	(0.30)	18.36
	10/31/20		12.34	0.15		(0.23)	(0.08)	(0.17)	(0.61)	(0.78)	11.48
	10/31/19		12.44	0.17		1.07	1.24	(0.11)	(1.23)	(1.34)	12.34
	10/31/18	†	13.81	0.00	[d]	(1.37)	(1.37)	—	—	—	12.44

98	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

QUANT SMALL/MID-CAP EQUITY FUND
Institutional Class:	4/30/22	#	(11.27)%[b]	$ 50,272		0.47%[c]		0.47%[c]		0.92%[c]		35%[b]
	10/31/21		62.76	63,132		0.47		0.47		0.73		85
	10/31/20		(1.48)	41,061		0.50		0.50		0.88		88
	10/31/19		11.20	43,317		0.50		0.50		0.95		81
	10/31/18		6.02	34,106		0.50		0.50		1.01		64
	10/31/17		28.83	666,876		0.50		0.50		0.86		84
Advisor Class:	4/30/22	#	(11.35)[b]	14,978		0.60	[c]	0.60	[c]	0.64	[c]	35	[b]
	10/31/21		62.57	9,481		0.59		0.59		0.57		85
	10/31/20		(1.55)	1,702		0.58		0.58		0.72		88
	10/31/19		11.18	244		0.54		0.54		0.94		81
	10/31/18		6.19	1,789		0.57		0.57		0.54		64
	10/31/17		28.81	1,290		0.50		0.50		0.87		84
Premier Class:	4/30/22	#	(11.36)[b]	200		0.63	[c]	0.63	[c]	0.80	[c]	35	[b]
	10/31/21		62.45	254		0.66		0.66		0.54		85
	10/31/20		(1.61)	115		0.68		0.68		0.71		88
	10/31/19		11.04	123		0.66		0.66		0.80		81
	10/31/18		5.89	1,241		0.66		0.66		0.74		64
	10/31/17		28.68	1,236		0.64		0.64		0.73		84
Retirement Class:	4/30/22	#	(11.39)[b]	161,880		0.73	[c]	0.73	[c]	0.50	[c]	35	[b]
	10/31/21		62.34	91,997		0.72		0.72		0.48		85
	10/31/20		(1.70)	21,008		0.75		0.75		0.61		88
	10/31/19		10.89	11,950		0.75		0.75		0.71		81
	10/31/18		5.83	10,728		0.76		0.76		0.57		64
	10/31/17		28.47	4,945		0.75		0.75		0.57		84
Retail Class:	4/30/22	#	(11.43)[b]	18,100		0.84	[c]	0.79	[c]	0.57	[c]	35	[b]
	10/31/21		62.02	17,683		0.87		0.87		0.32		85
	10/31/20		(1.76)	6,757		0.89		0.89		0.51		88
	10/31/19		10.67	5,765		0.88		0.88		0.59		81
	10/31/18		5.77	5,699		0.88		0.87		0.48		64
	10/31/17		28.21	3,291		0.88		0.88		0.44		84
Class W:	4/30/22	#	(11.11)[b]	741,779		0.47	[c]	0.00	[c]	1.39	[c]	35	[b]
	10/31/21		63.50	972,344		0.47		0.00		1.19		85
	10/31/20		(0.97)	675,231		0.50		0.00		1.37		88
	10/31/19		11.73	624,076		0.50		0.00		1.46		81
	10/31/18	†	(9.92)[b]	593,204		0.52	[c]	0.00	[c]	(0.12)[c]		64

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	99

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

SOCIAL CHOICE EQUITY FUND
Institutional Class:	4/30/22	#	$ 30.44	$ 0.16		$ (3.56)	$ (3.40)	$ (0.33)	$ (2.36)	$ (2.69)	$ 24.35
	10/31/21		21.42	0.31		9.05	9.36	(0.30)	(0.04)	(0.34)	30.44
	10/31/20		20.36	0.31		1.76	2.07	(0.33)	(0.68)	(1.01)	21.42
	10/31/19		19.40	0.34		2.25	2.59	(0.31)	(1.32)	(1.63)	20.36
	10/31/18		19.19	0.33		0.65	0.98	(0.31)	(0.46)	(0.77)	19.40
	10/31/17		16.55	0.33		3.44	3.77	(0.39)	(0.74)	(1.13)	19.19
Advisor Class:	4/30/22	#	30.40	0.15		(3.55)	(3.40)	(0.31)	(2.36)	(2.67)	24.33
	10/31/21		21.39	0.29		9.05	9.34	(0.29)	(0.04)	(0.33)	30.40
	10/31/20		20.34	0.29		1.75	2.04	(0.31)	(0.68)	(0.99)	21.39
	10/31/19		19.39	0.33		2.24	2.57	(0.30)	(1.32)	(1.62)	20.34
	10/31/18		19.18	0.33		0.64	0.97	(0.30)	(0.46)	(0.76)	19.39
	10/31/17		16.54	0.31		3.46	3.77	(0.39)	(0.74)	(1.13)	19.18
Premier Class:	4/30/22	#	30.29	0.14		(3.54)	(3.40)	(0.28)	(2.36)	(2.64)	24.25
	10/31/21		21.32	0.27		9.01	9.28	(0.27)	(0.04)	(0.31)	30.29
	10/31/20		20.27	0.28		1.74	2.02	(0.29)	(0.68)	(0.97)	21.32
	10/31/19		19.33	0.31		2.23	2.54	(0.28)	(1.32)	(1.60)	20.27
	10/31/18		19.11	0.30		0.66	0.96	(0.28)	(0.46)	(0.74)	19.33
	10/31/17		16.49	0.31		3.42	3.73	(0.37)	(0.74)	(1.11)	19.11
Retirement Class:	4/30/22	#	30.90	0.13		(3.62)	(3.49)	(0.26)	(2.36)	(2.62)	24.79
	10/31/21		21.75	0.25		9.19	9.44	(0.25)	(0.04)	(0.29)	30.90
	10/31/20		20.66	0.26		1.79	2.05	(0.28)	(0.68)	(0.96)	21.75
	10/31/19		19.67	0.30		2.27	2.57	(0.26)	(1.32)	(1.58)	20.66
	10/31/18		19.44	0.29		0.66	0.95	(0.26)	(0.46)	(0.72)	19.67
	10/31/17		16.75	0.29		3.49	3.78	(0.35)	(0.74)	(1.09)	19.44
Retail Class:	4/30/22	#	26.78	0.12		(3.10)	(2.98)	(0.26)	(2.36)	(2.62)	21.18
	10/31/21		18.88	0.21		7.98	8.19	(0.25)	(0.04)	(0.29)	26.78
	10/31/20		18.07	0.22		1.55	1.77	(0.28)	(0.68)	(0.96)	18.88
	10/31/19		17.40	0.26		1.99	2.25	(0.26)	(1.32)	(1.58)	18.07
	10/31/18		17.28	0.25		0.59	0.84	(0.26)	(0.46)	(0.72)	17.40
	10/31/17		14.98	0.26		3.10	3.36	(0.32)	(0.74)	(1.06)	17.28

100	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

SOCIAL CHOICE EQUITY FUND
Institutional Class:	4/30/22	#	(12.31)%[b]	$5,044,222		0.19%[c]		0.18%[c]		1.18%[c]		12%[b]
	10/31/21		44.13	5,751,972		0.17		0.16		1.15		27
	10/31/20		10.45	3,961,520		0.18		0.17		1.52		26
	10/31/19		14.83	3,440,954		0.17		0.17		1.81		21
	10/31/18		5.17	2,595,050		0.17		0.17		1.69		29
	10/31/17		23.79	1,908,430		0.18		0.18		1.87		14
Advisor Class:	4/30/22	#	(12.33)[b]	45,525		0.27	[c]	0.27	[c]	1.10	[c]	12	[b]
	10/31/21		44.05	55,706		0.25		0.25		1.06		27
	10/31/20		10.34	37,323		0.26		0.25		1.43		26
	10/31/19		14.74	22,476		0.24		0.24		1.73		21
	10/31/18		5.15	12,595		0.22		0.22		1.64		29
	10/31/17		23.79	8,718		0.21		0.21		1.74		14
Premier Class:	4/30/22	#	(12.35)[b]	76,679		0.36	[c]	0.35	[c]	1.01	[c]	12	[b]
	10/31/21		43.89	112,030		0.33		0.32		0.99		27
	10/31/20		10.26	89,235		0.34		0.33		1.38		26
	10/31/19		14.62	95,411		0.33		0.33		1.66		21
	10/31/18		5.07	91,623		0.33		0.33		1.54		29
	10/31/17		23.58	70,679		0.33		0.33		1.75		14
Retirement Class:	4/30/22	#	(12.40)[b]	897,856		0.44	[c]	0.43	[c]	0.93	[c]	12	[b]
	10/31/21		43.75	1,047,445		0.42		0.41		0.90		27
	10/31/20		10.20	767,329		0.43		0.42		1.27		26
	10/31/19		14.48	674,563		0.42		0.42		1.55		21
	10/31/18		4.96	476,339		0.42		0.42		1.44		29
	10/31/17		23.50	393,452		0.43		0.43		1.63		14
Retail Class:	4/30/22	#	(12.38)[b]	606,613		0.46	[c]	0.38	[c]	0.98	[c]	12	[b]
	10/31/21		43.78	691,931		0.44		0.43		0.88		27
	10/31/20		10.09	468,736		0.46		0.45		1.25		26
	10/31/19		14.51	462,601		0.45		0.45		1.54		21
	10/31/18		4.93	447,785		0.45		0.45		1.42		29
	10/31/17		23.46	464,729		0.46		0.46		1.60		14

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	101

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	4/30/22	#	$ 21.44	$ 0.10		$ (2.70)	$ (2.60)	$ (0.17)	$ (1.01)	$ (1.18)	$ 17.66
	10/31/21		15.16	0.19		6.47	6.66	(0.16)	(0.22)	(0.38)	21.44
	10/31/20		13.93	0.19		1.43	1.62	(0.18)	(0.21)	(0.39)	15.16
	10/31/19		12.77	0.22		1.64	1.86	(0.19)	(0.51)	(0.70)	13.93
	10/31/18		12.50	0.20		0.36	0.56	(0.17)	(0.12)	(0.29)	12.77
	10/31/17		10.35	0.20		2.27	2.47	(0.24)	(0.08)	(0.32)	12.50
Advisor Class:	4/30/22	#	21.41	0.08		(2.69)	(2.61)	(0.15)	(1.01)	(1.16)	17.64
	10/31/21		15.14	0.17		6.46	6.63	(0.14)	(0.22)	(0.36)	21.41
	10/31/20		13.92	0.19		1.41	1.60	(0.17)	(0.21)	(0.38)	15.14
	10/31/19		12.77	0.20		1.64	1.84	(0.18)	(0.51)	(0.69)	13.92
	10/31/18		12.49	0.18		0.38	0.56	(0.16)	(0.12)	(0.28)	12.77
	10/31/17		10.35	0.19		2.27	2.46	(0.24)	(0.08)	(0.32)	12.49
Premier Class:	4/30/22	#	21.46	0.08		(2.70)	(2.62)	(0.14)	(1.01)	(1.15)	17.69
	10/31/21		15.18	0.16		6.48	6.64	(0.14)	(0.22)	(0.36)	21.46
	10/31/20		13.95	0.18		1.42	1.60	(0.16)	(0.21)	(0.37)	15.18
	10/31/19		12.79	0.19		1.65	1.84	(0.17)	(0.51)	(0.68)	13.95
	10/31/18		12.51	0.18		0.38	0.56	(0.16)	(0.12)	(0.28)	12.79
	10/31/17		10.34	0.18		2.27	2.45	(0.20)	(0.08)	(0.28)	12.51
Retirement Class:	4/30/22	#	21.32	0.07		(2.68)	(2.61)	(0.13)	(1.01)	(1.14)	17.57
	10/31/21		15.09	0.14		6.44	6.58	(0.13)	(0.22)	(0.35)	21.32
	10/31/20		13.87	0.16		1.42	1.58	(0.15)	(0.21)	(0.36)	15.09
	10/31/19		12.72	0.18		1.64	1.82	(0.16)	(0.51)	(0.67)	13.87
	10/31/18		12.46	0.16		0.37	0.53	(0.15)	(0.12)	(0.27)	12.72
	10/31/17		10.33	0.18		2.25	2.43	(0.22)	(0.08)	(0.30)	12.46
Retail Class:	4/30/22	#	21.32	0.07		(2.68)	(2.61)	(0.12)	(1.01)	(1.13)	17.58
	10/31/21		15.09	0.13		6.44	6.57	(0.12)	(0.22)	(0.34)	21.32
	10/31/20		13.88	0.15		1.41	1.56	(0.14)	(0.21)	(0.35)	15.09
	10/31/19		12.72	0.17		1.65	1.82	(0.15)	(0.51)	(0.66)	13.88
	10/31/18		12.46	0.15		0.38	0.53	(0.15)	(0.12)	(0.27)	12.72
	10/31/17		10.33	0.17		2.25	2.42	(0.21)	(0.08)	(0.29)	12.46

102	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	4/30/22	#	(12.86)%[b]	$465,861		0.31%[c]		0.31%[c]		0.98%[c]		14%[b]
	10/31/21		44.55	452,025		0.31		0.31		1.00		26
	10/31/20		11.88	211,659		0.35		0.32		1.36		27
	10/31/19		15.52	89,166		0.41		0.32		1.67		27
	10/31/18		4.54	77,376		0.53		0.32		1.50		45
	10/31/17		24.33	62,732		0.62		0.32		1.72		16
Advisor Class:	4/30/22	#	(12.90)[b]	8,985		0.42	[c]	0.42	[c]	0.86	[c]	14	[b]
	10/31/21		44.44	6,920		0.43		0.43		0.87		26
	10/31/20		11.72	1,517		0.45		0.42		1.31		27
	10/31/19		15.33	1,132		0.52		0.43		1.52		27
	10/31/18		4.54	344		0.62		0.41		1.40		45
	10/31/17		24.21	190		0.71		0.40		1.66		16
Premier Class:	4/30/22	#	(12.91)[b]	6,153		0.46	[c]	0.46	[c]	0.83	[c]	14	[b]
	10/31/21		44.36	6,335		0.46		0.46		0.85		26
	10/31/20		11.72	3,253		0.50		0.47		1.27		27
	10/31/19		15.33	2,171		0.56		0.47		1.50		27
	10/31/18		4.46	714		0.69		0.47		1.34		45
	10/31/17		24.12	492		0.79		0.47		1.60		16
Retirement Class:	4/30/22	#	(12.96)[b]	522,249		0.56	[c]	0.56	[c]	0.73	[c]	14	[b]
	10/31/21		44.19	530,497		0.56		0.56		0.74		26
	10/31/20		11.65	202,084		0.60		0.57		1.14		27
	10/31/19		15.21	118,956		0.66		0.57		1.38		27
	10/31/18		4.26	22,392		0.78		0.57		1.24		45
	10/31/17		23.99	17,728		0.87		0.57		1.57		16
Retail Class:	4/30/22	#	(12.91)[b]	57,608		0.61	[c]	0.57	[c]	0.72	[c]	14	[b]
	10/31/21		44.09	62,509		0.62		0.62		0.68		26
	10/31/20		11.47	22,606		0.66		0.63		1.09		27
	10/31/19		15.21	15,561		0.73		0.64		1.36		27
	10/31/18		4.23	11,882		0.85		0.64		1.17		45
	10/31/17		23.81	7,983		0.97		0.67		1.45		16

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	103

Financial highlights

TIAA-CREF Funds

Selected per share data
Gain (loss) from investment operations
For the	Net asset	Net	Net realized and unrealized	Total gain	Less distributions from	Total	Net asset
period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

EMERGING MARKETS EQUITY FUND
Institutional Class:	4/30/22	#	$ 11.77	$ 0.13	$ (1.68)	$ (1.55)	$ (0.43)	$ (1.79)	$ (2.22)	$ 8.00
10/31/21	12.53	0.08	0.37	0.45	(0.10)	(1.11)	(1.21)	11.77
10/31/20	11.54	0.07	1.10	1.17	(0.18)	—	(0.18)	12.53
10/31/19	10.05	0.18	1.75	1.93	(0.05)	(0.39)	(0.44)	11.54
10/31/18	12.87	0.11	(2.38)	(2.27)	(0.10)	(0.45)	(0.55)	10.05
10/31/17	9.66	0.11	3.18	3.29	(0.08)	—	(0.08)	12.87
Advisor Class:	4/30/22	#	11.77	0.15	(1.70)	(1.55)	(0.42)	(1.79)	(2.21)	8.01
10/31/21	12.52	0.07	0.37	0.44	(0.08)	(1.11)	(1.19)	11.77
10/31/20	11.54	0.04	1.11	1.15	(0.17)	—	(0.17)	12.52
10/31/19	10.05	0.17	1.76	1.93	(0.05)	(0.39)	(0.44)	11.54
10/31/18	12.86	0.04	(2.31)	(2.27)	(0.09)	(0.45)	(0.54)	10.05
10/31/17	9.65	0.11	3.18	3.29	(0.08)	—	(0.08)	12.86
Premier Class:	4/30/22	#	11.78	0.13	(1.69)	(1.56)	(0.42)	(1.79)	(2.21)	8.01
10/31/21	12.53	0.07	0.38	0.45	(0.09)	(1.11)	(1.20)	11.78
10/31/20	11.55	0.05	1.09	1.14	(0.16)	—	(0.16)	12.53
10/31/19	10.04	0.17	1.77	1.94	(0.04)	(0.39)	(0.43)	11.55
10/31/18	12.85	0.09	(2.38)	(2.29)	(0.07)	(0.45)	(0.52)	10.04
10/31/17	9.65	0.11	3.16	3.27	(0.07)	—	(0.07)	12.85
Retirement Class:	4/30/22	#	11.72	0.13	(1.68)	(1.55)	(0.42)	(1.79)	(2.21)	7.96
10/31/21	12.48	0.07	0.37	0.44	(0.09)	(1.11)	(1.20)	11.72
10/31/20	11.49	0.05	1.10	1.15	(0.16)	—	(0.16)	12.48
10/31/19	10.00	0.17	1.74	1.91	(0.03)	(0.39)	(0.42)	11.49
10/31/18	12.82	0.08	(2.37)	(2.29)	(0.08)	(0.45)	(0.53)	10.00
10/31/17	9.62	0.08	3.18	3.26	(0.06)	—	(0.06)	12.82
Retail Class:	4/30/22	#	11.72	0.11	(1.68)	(1.57)	(0.37)	(1.79)	(2.16)	7.99
10/31/21	12.49	0.03	0.36	0.39	(0.05)	(1.11)	(1.16)	11.72
10/31/20	11.51	0.02	1.10	1.12	(0.14)	—	(0.14)	12.49
10/31/19	10.00	0.14	1.76	1.90	0.00	d	(0.39)	(0.39)	11.51
10/31/18	12.83	0.06	(2.37)	(2.31)	(0.07)	(0.45)	(0.52)	10.00
10/31/17	9.62	0.07	3.19	3.26	(0.05)	—	(0.05)	12.83
Class W:	4/30/22	#	11.85	0.17	(1.69)	(1.52)	(0.52)	(1.79)	(2.31)	8.02
10/31/21	12.62	0.21	0.37	0.58	(0.24)	(1.11)	(1.35)	11.85
10/31/20	11.63	0.17	1.10	1.27	(0.28)	—	(0.28)	12.62
10/31/19	10.06	0.28	1.76	2.04	(0.08)	(0.39)	(0.47)	11.63
10/31/18	†	10.77	0.01	(0.72)	(0.71)	—	—	—	10.06

104	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
	For the period or year ended		Total return	Total return excluding payment from affiliates [u]	Net assets at end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	Net investment income (loss) excluding payment from affiliates	[u]	Portfolio turnover rate

EMERGING MARKETS EQUITY FUND
Institutional Class:	4/30/22	#	(15.39)%[b]	(15.40)%[b]	$ 231,605		0.90%[c]		0.90%[c]		2.84%[c]		2.82%[c]		55%[b]
	10/31/21		2.44	2.42	295,907		0.88		0.88		0.61		0.59		112
	10/31/20		10.04	10.02	283,658		0.88		0.88		0.58		0.56		128
	10/31/19		20.10	20.09	255,775		0.90		0.90		1.66		1.65		129
	10/31/18		(18.47)	(18.48)	239,932		0.91		0.91		0.93		0.93		127
	10/31/17		34.55	34.54	1,334,540		0.92		0.92		1.03		1.01		152
Advisor Class:	4/30/22	#	(15.39)[b]	(15.40)[b]	105		0.95	[c]	0.95	[c]	3.09	[c]	3.08	[c]	55	[b]
	10/31/21		2.28	2.26	171		0.97		0.97		0.51		0.49		112
	10/31/20		10.06	10.04	179		0.95		0.95		0.31		0.29		128
	10/31/19		20.11	20.10	236		0.97		0.97		1.59		1.58		129
	10/31/18		(18.48)	(18.49)	138		0.96		0.96		0.30		0.30		127
	10/31/17		34.45	34.44	848		0.99		0.99		0.97		0.96		152
Premier Class:	4/30/22	#	(15.40)[b]	(15.41)[b]	9,193		1.06	[c]	0.97	[c]	2.77	[c]	2.75	[c]	55	[b]
	10/31/21		2.27	2.25	10,994		1.03		0.98		0.54		0.52		112
	10/31/20		9.99	9.97	9,112		1.03		0.99		0.46		0.44		128
	10/31/19		19.99	19.98	7,700		1.05		1.02		1.54		1.52		129
	10/31/18		(18.63)	(18.64)	8,057		1.06		1.06		0.70		0.70		127
	10/31/17		34.32	34.31	11,035		1.07		1.07		1.03		1.01		152
Retirement Class:	4/30/22	#	(15.50)[b]	(15.51)[b]	82,645		1.15	[c]	0.97	[c]	2.79	[c]	2.78	[c]	55	[b]
	10/31/21		2.36	2.34	103,033		1.12		0.98		0.49		0.47		112
	10/31/20		9.94	9.92	118,191		1.13		0.99		0.44		0.43		128
	10/31/19		19.96	19.95	137,434		1.15		1.04		1.58		1.57		129
	10/31/18		(18.63)	(18.64)	88,764		1.16		1.13		0.67		0.66		127
	10/31/17		34.14	34.13	79,596		1.17		1.17		0.73		0.72		152
Retail Class:	4/30/22	#	(15.59)[b]	(15.60)[b]	7,925		1.37	[c]	1.27	[c]	2.46	[c]	2.45	[c]	55	[b]
	10/31/21		2.00	1.98	9,842		1.31		1.31		0.19		0.17		112
	10/31/20		9.68	9.66	8,500		1.27		1.27		0.17		0.15		128
	10/31/19		19.64	19.63	9,348		1.27		1.27		1.28		1.27		129
	10/31/18		(18.78)	(18.79)	7,636		1.27		1.27		0.50		0.49		127
	10/31/17		34.04	34.03	12,675		1.30		1.30		0.62		0.61		152
Class W:	4/30/22	#	(15.07)[b]	(15.08)[b]	1,073,398		0.90	[c]	0.00	[c]	3.69	[c]	3.68	[c]	55	[b]
	10/31/21		3.33	3.31	1,256,261		0.88		0.00		1.54		1.52		112
	10/31/20		11.11	11.09	1,194,291		0.88		0.00		1.47		1.46		128
	10/31/19		21.10	21.09	1,166,939		0.89		0.00		2.54		2.53		129
	10/31/18	†	(6.59)[b]	(6.59)[b]	1,081,436		0.91	[c]	0.00	[c]	0.91	[c]	0.90	[c]	127

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	105

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

INTERNATIONAL EQUITY FUND
Institutional Class:	4/30/22	#	$ 14.61	$ 0.14		$ (2.54)	$ (2.40)	$ (0.40)	$ —	$ (0.40)	$ 11.81
	10/31/21		10.91	0.41		3.45	3.86	(0.16)	—	(0.16)	14.61
	10/31/20		11.06	0.18		(0.14)	0.04	(0.19)	—	(0.19)	10.91
	10/31/19		11.24	0.20		0.35	0.55	(0.24)	(0.49)	(0.73)	11.06
	10/31/18		13.24	0.26		(1.94)	(1.68)	(0.15)	(0.17)	(0.32)	11.24
	10/31/17		10.59	0.17		2.64	2.81	(0.16)	—	(0.16)	13.24
Advisor Class:	4/30/22	#	14.93	0.13		(2.60)	(2.47)	(0.38)	—	(0.38)	12.08
	10/31/21		11.15	0.39		3.54	3.93	(0.15)	—	(0.15)	14.93
	10/31/20		11.29	0.17		(0.13)	0.04	(0.18)	—	(0.18)	11.15
	10/31/19		11.23	0.05		0.50	0.55	—	(0.49)	(0.49)	11.29
	10/31/18		13.24	0.23		(1.93)	(1.70)	(0.14)	(0.17)	(0.31)	11.23
	10/31/17		10.59	0.03		2.77	2.80	(0.15)	—	(0.15)	13.24
Premier Class:	4/30/22	#	14.58	0.12		(2.53)	(2.41)	(0.38)	—	(0.38)	11.79
	10/31/21		10.89	0.37		3.45	3.82	(0.13)	—	(0.13)	14.58
	10/31/20		11.03	0.16		(0.13)	0.03	(0.17)	—	(0.17)	10.89
	10/31/19		11.21	0.18		0.35	0.53	(0.22)	(0.49)	(0.71)	11.03
	10/31/18		13.21	0.23		(1.93)	(1.70)	(0.13)	(0.17)	(0.30)	11.21
	10/31/17		10.56	0.16		2.63	2.79	(0.14)	—	(0.14)	13.21
Retirement Class:	4/30/22	#	15.18	0.12		(2.64)	(2.52)	(0.36)	—	(0.36)	12.30
	10/31/21		11.33	0.39		3.59	3.98	(0.13)	—	(0.13)	15.18
	10/31/20		11.48	0.16		(0.14)	0.02	(0.17)	—	(0.17)	11.33
	10/31/19		11.63	0.18		0.36	0.54	(0.20)	(0.49)	(0.69)	11.48
	10/31/18		13.69	0.23		(2.01)	(1.78)	(0.11)	(0.17)	(0.28)	11.63
	10/31/17		10.94	0.15		2.73	2.88	(0.13)	—	(0.13)	13.69
Retail Class:	4/30/22	#	9.11	0.07		(1.55)	(1.48)	(0.37)	—	(0.37)	7.26
	10/31/21		6.86	0.23		2.15	2.38	(0.13)	—	(0.13)	9.11
	10/31/20		7.02	0.09		(0.08)	0.01	(0.17)	—	(0.17)	6.86
	10/31/19		7.42	0.10		0.20	0.30	(0.21)	(0.49)	(0.70)	7.02
	10/31/18		8.84	0.14		(1.28)	(1.14)	(0.11)	(0.17)	(0.28)	7.42
	10/31/17		7.11	0.10		1.76	1.86	(0.13)	—	(0.13)	8.84
Class W:	4/30/22	#	14.69	0.17		(2.55)	(2.38)	(0.46)	—	(0.46)	11.85
	10/31/21		10.96	0.48		3.45	3.93	(0.20)	—	(0.20)	14.69
	10/31/20		11.10	0.23		(0.13)	0.10	(0.24)	—	(0.24)	10.96
	10/31/19		11.25	0.25		0.34	0.59	(0.25)	(0.49)	(0.74)	11.10
	10/31/18	†	12.32	0.01		(1.08)	(1.07)	—	—	—	11.25

106	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
	For the period or year ended		Total return	Total return excluding payment from affiliates [u]	Net assets at end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	Net investment income (loss) excluding payment from affiliates	[u]	Portfolio turnover rate

INTERNATIONAL EQUITY FUND
Institutional Class:	4/30/22	#	(16.83)%[b]	(16.84)%[b]	$ 2,390,067		0.46%[c]		0.46%[c]		2.03%[c]		2.02%[c]		15%[b]
	10/31/21		35.59	35.57	2,828,714		0.46		0.46		2.95		2.93		28
	10/31/20		0.33	0.31	2,230,915		0.48		0.48		1.74		1.72		102
	10/31/19		5.73	5.72	2,484,368		0.48		0.48		1.87		1.86		114
	10/31/18		(13.04)	(13.05)	1,892,458		0.48		0.48		1.99		1.98		73
	10/31/17		26.88	26.87	3,591,186		0.49		0.49		1.46		1.45		112
Advisor Class:	4/30/22	#	(16.90)[b]	(16.91)[b]	2,470		0.56	[c]	0.56	[c]	1.88	[c]	1.86	[c]	15	[b]
	10/31/21		35.42	35.40	3,175		0.56		0.56		2.75		2.74		28
	10/31/20		0.34	0.32	2,993		0.57		0.57		1.60		1.58		102
	10/31/19		5.46	5.45	3,929		0.60		0.60		0.38		0.37		114
	10/31/18		(13.16)	(13.17)	196,238		0.61		0.61		1.79		1.79		73
	10/31/17		26.86	26.86	248,286		0.67		0.64		0.24		0.23		112
Premier Class:	4/30/22	#	(16.92)[b]	(16.93)[b]	62,865		0.61	[c]	0.61	[c]	1.82	[c]	1.81	[c]	15	[b]
	10/31/21		35.31	35.29	75,862		0.61		0.61		2.68		2.66		28
	10/31/20		0.26	0.24	80,569		0.63		0.63		1.53		1.51		102
	10/31/19		5.52	5.51	133,306		0.63		0.63		1.76		1.74		114
	10/31/18		(13.20)	(13.21)	164,943		0.63		0.63		1.75		1.74		73
	10/31/17		26.76	26.75	229,039		0.64		0.64		1.35		1.34		112
Retirement Class:	4/30/22	#	(16.94)[b]	(16.95)[b]	372,860		0.71	[c]	0.71	[c]	1.74	[c]	1.72	[c]	15	[b]
	10/31/21		35.28	35.26	467,995		0.71		0.71		2.68		2.66		28
	10/31/20		0.10	0.08	383,646		0.73		0.73		1.45		1.44		102
	10/31/19		5.44	5.43	459,274		0.73		0.71		1.63		1.62		114
	10/31/18		(13.25)	(13.26)	525,331		0.73		0.73		1.73		1.72		73
	10/31/17		26.60	26.59	676,858		0.74		0.74		1.21		1.21		112
Retail Class:	4/30/22	#	(16.85)[b]	(16.86)[b]	231,880		0.79	[c]	0.67	[c]	1.80	[c]	1.78	[c]	15	[b]
	10/31/21		35.05	35.03	286,699		0.80		0.80		2.61		2.60		28
	10/31/20		0.03	0.01	223,406		0.82		0.82		1.38		1.36		102
	10/31/19		5.24	5.23	249,406		0.82		0.82		1.53		1.52		114
	10/31/18		(13.32)	(13.33)	274,948		0.80		0.80		1.65		1.65		73
	10/31/17		26.64	26.63	342,956		0.79		0.79		1.29		1.28		112
Class W:	4/30/22	#	(16.67)[b]	(16.68)[b]	2,636,829		0.46	[c]	0.00	[c]	2.49	[c]	2.48	[c]	15	[b]
	10/31/21		36.17	36.15	3,083,400		0.46		0.00		3.45		3.43		28
	10/31/20		0.89	0.87	1,772,710		0.48		0.00		2.19		2.17		102
	10/31/19		6.16	6.15	1,480,782		0.48		0.00		2.35		2.34		114
	10/31/18	†	(8.69)[b]	(8.69)[b]	1,377,271		0.48	[c]	0.00	[c]	1.08	[c]	1.07	[c]	73

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	107

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	4/30/22	#	$ 19.77	$ 0.08		$ (4.12)	$ (4.04)	$ (0.17)	$ (1.24)	$ (1.41)	$ 14.32
	10/31/21		15.70	0.13		4.40	4.53	(0.09)	(0.37)	(0.46)	19.77
	10/31/20		13.35	0.07		2.42	2.49	(0.14)	—	(0.14)	15.70
	10/31/19		11.99	0.16		1.35	1.51	(0.15)	—	(0.15)	13.35
	10/31/18		13.06	0.20		(1.11)	(0.91)	(0.16)	—	(0.16)	11.99
	10/31/17		10.17	0.16		2.86	3.02	(0.13)	—	(0.13)	13.06
Advisor Class:	4/30/22	#	19.73	0.07		(4.10)	(4.03)	(0.15)	(1.24)	(1.39)	14.31
	10/31/21		15.67	0.11		4.40	4.51	(0.08)	(0.37)	(0.45)	19.73
	10/31/20		13.34	0.06		2.41	2.47	(0.14)	—	(0.14)	15.67
	10/31/19		11.97	0.11		1.40	1.51	(0.14)	—	(0.14)	13.34
	10/31/18		13.05	0.18		(1.10)	(0.92)	(0.16)	—	(0.16)	11.97
	10/31/17		10.17	0.16		2.85	3.01	(0.13)	—	(0.13)	13.05
Premier Class:	4/30/22	#	19.80	0.13		(4.19)	(4.06)	(0.15)	(1.24)	(1.39)	14.35
	10/31/21		15.72	0.11		4.41	4.52	(0.07)	(0.37)	(0.44)	19.80
	10/31/20		13.37	0.04		2.44	2.48	(0.13)	—	(0.13)	15.72
	10/31/19		12.00	0.15		1.35	1.50	(0.13)	—	(0.13)	13.37
	10/31/18		13.07	0.18		(1.11)	(0.93)	(0.14)	—	(0.14)	12.00
	10/31/17		10.16	0.14		2.86	3.00	(0.09)	—	(0.09)	13.07
Retirement Class:	4/30/22	#	19.69	0.07		(4.10)	(4.03)	(0.15)	(1.24)	(1.39)	14.27
	10/31/21		15.63	0.10		4.40	4.50	(0.07)	(0.37)	(0.44)	19.69
	10/31/20		13.30	0.06		2.40	2.46	(0.13)	—	(0.13)	15.63
	10/31/19		11.93	0.15		1.35	1.50	(0.13)	—	(0.13)	13.30
	10/31/18		13.02	0.16		(1.11)	(0.95)	(0.14)	—	(0.14)	11.93
	10/31/17		10.14	0.12		2.87	2.99	(0.11)	—	(0.11)	13.02
Retail Class:	4/30/22	#	19.67	0.05		(4.10)	(4.05)	(0.09)	(1.24)	(1.33)	14.29
	10/31/21		15.65	0.05		4.38	4.43	(0.04)	(0.37)	(0.41)	19.67
	10/31/20		13.32	0.01		2.41	2.42	(0.09)	—	(0.09)	15.65
	10/31/19		11.94	0.12		1.36	1.48	(0.10)	—	(0.10)	13.32
	10/31/18		13.01	0.14		(1.10)	(0.96)	(0.11)	—	(0.11)	11.94
	10/31/17		10.13	0.11		2.85	2.96	(0.08)	—	(0.08)	13.01
Class W:	4/30/22	#	19.89	0.13		(4.13)	(4.00)	(0.27)	(1.24)	(1.51)	14.38
	10/31/21		15.78	0.25		4.42	4.67	(0.19)	(0.37)	(0.56)	19.89
	10/31/20		13.42	0.16		2.43	2.59	(0.23)	—	(0.23)	15.78
	10/31/19		11.99	0.24		1.36	1.60	(0.17)	—	(0.17)	13.42
	10/31/18	†	13.52	0.01		(1.54)	(1.53)	—	—	—	11.99

108	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
	For the period or year ended		Total return	Total return excluding payment from affiliates [u]	Net assets at end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	Net investment income (loss) excluding payment from affiliates	[u]	Portfolio turnover rate

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	4/30/22	#	(21.66)%[b]	(21.67)%[b]	$ 123,455		0.61%[c]		0.61%[c]		0.97%[c]		0.96%[c]		9%[b]
	10/31/21		29.21	29.19	146,168		0.60		0.60		0.70		0.68		29
	10/31/20		18.84	18.82	120,668		0.61		0.61		0.53		0.51		36
	10/31/19		12.84	12.83	117,428		0.62		0.62		1.31		1.29		28
	10/31/18		(7.07)	(7.08)	87,135		0.62		0.62		1.43		1.43		21
	10/31/17		30.08	30.07	1,414,259		0.63		0.63		1.42		1.41		24
Advisor Class:	4/30/22	#	(21.69)[b]	(21.70)[b]	3,723		0.70	[c]	0.70	[c]	0.85	[c]	0.83	[c]	9	[b]
	10/31/21		29.09	29.07	5,052		0.70		0.70		0.59		0.57		29
	10/31/20		18.66	18.64	4,060		0.71		0.71		0.41		0.39		36
	10/31/19		12.85	12.84	4,168		0.71		0.71		0.85		0.84		28
	10/31/18		(7.17)	(7.17)	178		0.69		0.69		1.35		1.35		21
	10/31/17		29.96	29.95	150		0.64		0.64		1.41		1.40		24
Premier Class:	4/30/22	#	(21.73)[b]	(21.74)[b]	2,261		0.76	[c]	0.70	[c]	1.64	[c]	1.62	[c]	9	[b]
	10/31/21		29.06	29.04	569		0.77		0.73		0.58		0.56		29
	10/31/20		18.69	18.67	399		0.77		0.70		0.32		0.30		36
	10/31/19		12.74	12.73	1,308		0.77		0.73		1.21		1.20		28
	10/31/18		(7.17)	(7.17)	1,562		0.78		0.78		1.34		1.34		21
	10/31/17		29.78	29.77	506		0.80		0.80		1.22		1.21		24
Retirement Class:	4/30/22	#	(21.71)[b]	(21.72)[b]	120,816		0.86	[c]	0.70	[c]	0.83	[c]	0.81	[c]	9	[b]
	10/31/21		29.13	29.11	175,169		0.85		0.73		0.56		0.54		29
	10/31/20		18.62	18.60	158,190		0.86		0.72		0.40		0.38		36
	10/31/19		12.77	12.76	175,643		0.87		0.77		1.19		1.17		28
	10/31/18		(7.34)	(7.34)	127,760		0.87		0.87		1.18		1.18		21
	10/31/17		29.74	29.73	30,390		0.88		0.88		1.03		1.02		24
Retail Class:	4/30/22	#	(21.78)[b]	(21.79)[b]	7,057		1.06	[c]	1.01	[c]	0.56	[c]	0.54	[c]	9	[b]
	10/31/21		28.62	28.60	9,152		1.06		1.06		0.26		0.24		29
	10/31/20		18.26	18.24	5,638		1.01		1.01		0.10		0.08		36
	10/31/19		12.50	12.49	4,122		1.02		1.02		0.92		0.91		28
	10/31/18		(7.41)	(7.41)	4,341		1.02		1.02		1.04		1.04		21
	10/31/17		29.46	29.45	3,404		1.08		1.08		0.94		0.94		24
Class W:	4/30/22	#	(21.40)[b]	(21.41)[b]	1,845,369		0.61	[c]	0.00	[c]	1.58	[c]	1.56	[c]	9	[b]
	10/31/21		30.03	30.01	2,183,791		0.60		0.00		1.31		1.29		29
	10/31/20		19.52	19.50	1,527,006		0.61		0.00		1.14		1.12		36
	10/31/19		13.62	13.61	1,487,781		0.62		0.00		1.94		1.92		28
	10/31/18	†	(11.32)[b]	(11.32)[b]	1,330,650		0.63	[c]	0.00	[c]	0.76	[c]	0.82	[c]	21

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	109

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND
Institutional Class:	4/30/22	#	$ 12.48	$ 0.17		$ (1.68)	$ (1.51)	$ (0.37)	$ (0.37)	$ (0.74)	$ 10.23
	10/31/21		9.41	0.20		3.09	3.29	(0.22)	—	(0.22)	12.48
	10/31/20		10.30	0.19		(0.73)	(0.54)	(0.35)	—	(0.35)	9.41
	10/31/19		10.22	0.26		0.40	0.66	(0.29)	(0.29)	(0.58)	10.30
	10/31/18		12.90	0.33		(2.22)	(1.89)	(0.34)	(0.45)	(0.79)	10.22
	10/31/17	**	10.00	0.27		2.64	2.91	(0.01)	—	(0.01)	12.90
Advisor Class:	4/30/22	#	12.46	0.17		(1.67)	(1.50)	(0.36)	(0.37)	(0.73)	10.23
	10/31/21		9.40	0.20		3.08	3.28	(0.22)	—	(0.22)	12.46
	10/31/20		10.29	0.19		(0.73)	(0.54)	(0.35)	—	(0.35)	9.40
	10/31/19		10.22	0.26		0.39	0.65	(0.29)	(0.29)	(0.58)	10.29
	10/31/18		12.88	0.31		(2.20)	(1.89)	(0.32)	(0.45)	(0.77)	10.22
	10/31/17	**	10.00	0.22		2.67	2.89	(0.01)	—	(0.01)	12.88
Premier Class:	4/30/22	#	12.62	0.17		(1.71)	(1.54)	(0.34)	(0.37)	(0.71)	10.37
	10/31/21		9.52	0.19		3.11	3.30	(0.20)	—	(0.20)	12.62
	10/31/20		10.42	0.17		(0.74)	(0.57)	(0.33)	—	(0.33)	9.52
	10/31/19		10.23	0.25		0.41	0.66	(0.18)	(0.29)	(0.47)	10.42
	10/31/18		12.88	0.29		(2.17)	(1.88)	(0.32)	(0.45)	(0.77)	10.23
	10/31/17	**	10.00	0.22		2.67	2.89	(0.01)	—	(0.01)	12.88
Retirement Class:	4/30/22	#	12.45	0.17		(1.68)	(1.51)	(0.34)	(0.37)	(0.71)	10.23
	10/31/21		9.40	0.18		3.07	3.25	(0.20)	—	(0.20)	12.45
	10/31/20		10.29	0.18		(0.73)	(0.55)	(0.34)	—	(0.34)	9.40
	10/31/19		10.19	0.25		0.39	0.64	(0.25)	(0.29)	(0.54)	10.29
	10/31/18		12.87	0.27		(2.18)	(1.91)	(0.32)	(0.45)	(0.77)	10.19
	10/31/17	**	10.00	0.20		2.68	2.88	(0.01)	—	(0.01)	12.87
Retail Class:	4/30/22	#	12.47	0.15		(1.68)	(1.53)	(0.32)	(0.37)	(0.69)	10.25
	10/31/21		9.41	0.16		3.08	3.24	(0.18)	—	(0.18)	12.47
	10/31/20		10.30	0.15		(0.73)	(0.58)	(0.31)	—	(0.31)	9.41
	10/31/19		10.18	0.22		0.40	0.62	(0.21)	(0.29)	(0.50)	10.30
	10/31/18		12.86	0.26		(2.19)	(1.93)	(0.30)	(0.45)	(0.75)	10.18
	10/31/17	**	10.00	0.20		2.67	2.87	(0.01)	—	(0.01)	12.86
Class W:	4/30/22	#	12.56	0.21		(1.68)	(1.47)	(0.44)	(0.37)	(0.81)	10.28
	10/31/21		9.46	0.29		3.09	3.38	(0.28)	—	(0.28)	12.56
	10/31/20		10.35	0.25		(0.72)	(0.47)	(0.42)	—	(0.42)	9.46
	10/31/19		10.22	0.33		0.40	0.73	(0.31)	(0.29)	(0.60)	10.35
	10/31/18	†	11.37	0.01		(1.16)	(1.15)	—	—	—	10.22

110	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND
Institutional Class:	4/30/22	#	(12.71)%[b]	$ 76,124		0.72%[c]		0.72%[c]		3.15%[c]		60%[b]
	10/31/21		35.40	88,124		0.71		0.69		1.73		119
	10/31/20		(5.51)	54,223		0.71		0.66		2.06		100
	10/31/19		7.04	55,449		0.71		0.66		2.68		87
	10/31/18		(15.62)	43,174		0.71		0.66		2.71		89
	10/31/17	**	29.14 [b]	935,888		0.73	[c]	0.68	[c]	2.59	[c]	70	[b]
Advisor Class:	4/30/22	#	(12.64)[b]	75		0.74	[c]	0.74	[c]	3.11	[c]	60	[b]
	10/31/21		35.28	91		0.80		0.78		1.66		119
	10/31/20		(5.56)	69		0.76		0.71		2.01		100
	10/31/19		6.96	84		0.76		0.71		2.66		87
	10/31/18		(15.59)	83		0.73		0.68		2.44		89
	10/31/17	**	28.92 [b]	1,297		0.88	[c]	0.83	[c]	2.18	[c]	70	[b]
Premier Class:	4/30/22	#	(12.73)[b]	76		0.90	[c]	0.90	[c]	2.95	[c]	60	[b]
	10/31/21		35.08	92		0.96		0.88		1.56		119
	10/31/20		(5.71)	70		0.91		0.85		1.85		100
	10/31/19		6.85	76		0.89		0.84		2.53		87
	10/31/18		(15.54)	75		0.87		0.82		2.29		89
	10/31/17	**	28.92 [b]	1,288		1.03	[c]	0.85	[c]	2.16	[c]	70	[b]
Retirement Class:	4/30/22	#	(12.71)[b]	5,866		0.97	[c]	0.97	[c]	3.09	[c]	60	[b]
	10/31/21		35.00	4,626		0.96		0.93		1.51		119
	10/31/20		(5.67)	3,259		0.96		0.84		1.93		100
	10/31/19		6.86	3,113		0.96		0.84		2.54		87
	10/31/18		(15.79)	3,620		0.97		0.89		2.21		89
	10/31/17	**	28.82 [b]	8,020		1.03	[c]	0.95	[c]	1.93	[c]	70	[b]
Retail Class:	4/30/22	#	(12.85)[b]	1,002		2.13	[c]	1.14	[c]	2.76	[c]	60	[b]
	10/31/21		34.77	1,134		2.20		1.12		1.31		119
	10/31/20		(5.93)	757		1.44		1.09		1.60		100
	10/31/19		6.61	851		1.35		1.09		2.26		87
	10/31/18		(15.95)	971		1.17		1.08		2.15		89
	10/31/17	**	28.71 [b]	2,336		1.42	[c]	1.09	[c]	1.91	[c]	70	[b]
Class W:	4/30/22	#	(12.32)[b]	1,244,926		0.72	[c]	0.00	[c]	3.85	[c]	60	[b]
	10/31/21		36.31	1,485,005		0.71		0.00		2.42		119
	10/31/20		(4.97)	923,105		0.71		0.00		2.73		100
	10/31/19		7.85	926,729		0.71		0.00		3.38		87
	10/31/18	†	(10.11)[b]	852,681		0.72	[c]	0.00	[c]	0.80	[c]	89

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	111

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	4/30/22	#	$ 13.82	$ 0.17		$ (1.80)	$ (1.63)	$ (0.32)	$ (0.10)	$ (0.42)	$ 11.77
	10/31/21		10.34	0.35		3.31	3.66	(0.18)	—	(0.18)	13.82
	10/31/20		11.16	0.23		(0.87)	(0.64)	(0.18)	—	(0.18)	10.34
	10/31/19		10.14	0.31		0.95	1.26	(0.24)	—	(0.24)	11.16
	10/31/18		11.21	0.29		(1.13)	(0.84)	(0.23)	(0.00)[d]	(0.23)	10.14
	10/31/17		9.31	0.28		1.86	2.14	(0.24)	—	(0.24)	11.21
Advisor Class:	4/30/22	#	13.81	0.16		(1.80)	(1.64)	(0.31)	(0.10)	(0.41)	11.76
	10/31/21		10.33	0.35		3.30	3.65	(0.17)	—	(0.17)	13.81
	10/31/20		11.16	0.21		(0.86)	(0.65)	(0.18)	—	(0.18)	10.33
	10/31/19		10.14	0.30		0.95	1.25	(0.23)	—	(0.23)	11.16
	10/31/18		11.21	0.30		(1.14)	(0.84)	(0.23)	(0.00)[d]	(0.23)	10.14
	10/31/17		9.32	0.31		1.81	2.12	(0.23)	—	(0.23)	11.21
Premier Class:	4/30/22	#	13.83	0.15		(1.80)	(1.65)	(0.30)	(0.10)	(0.40)	11.78
	10/31/21		10.34	0.34		3.31	3.65	(0.16)	—	(0.16)	13.83
	10/31/20		11.17	0.15		(0.81)	(0.66)	(0.17)	—	(0.17)	10.34
	10/31/19		10.13	0.32		0.92	1.24	(0.20)	—	(0.20)	11.17
	10/31/18		11.19	0.32		(1.16)	(0.84)	(0.22)	(0.00)[d]	(0.22)	10.13
	10/31/17		9.30	0.26		1.85	2.11	(0.22)	—	(0.22)	11.19
Retirement Class:	4/30/22	#	13.76	0.15		(1.79)	(1.64)	(0.29)	(0.10)	(0.39)	11.73
	10/31/21		10.30	0.33		3.29	3.62	(0.16)	—	(0.16)	13.76
	10/31/20		11.12	0.20		(0.86)	(0.66)	(0.16)	—	(0.16)	10.30
	10/31/19		10.11	0.26		0.96	1.22	(0.21)	—	(0.21)	11.12
	10/31/18		11.17	0.29		(1.14)	(0.85)	(0.21)	(0.00)[d]	(0.21)	10.11
	10/31/17		9.29	0.26		1.84	2.10	(0.22)	—	(0.22)	11.17
Retail Class:	4/30/22	#	13.76	0.14		(1.79)	(1.65)	(0.28)	(0.10)	(0.38)	11.73
	10/31/21		10.30	0.31		3.30	3.61	(0.15)	—	(0.15)	13.76
	10/31/20		11.13	0.20		(0.88)	(0.68)	(0.15)	—	(0.15)	10.30
	10/31/19		10.10	0.27		0.96	1.23	(0.20)	—	(0.20)	11.13
	10/31/18		11.17	0.28		(1.15)	(0.87)	(0.20)	(0.00)[d]	(0.20)	10.10
	10/31/17		9.29	0.26		1.82	2.08	(0.20)	—	(0.20)	11.17

#	Unaudited
**	The Fund commenced operations on December 9, 2016.
†	Class W commenced operations on September 28, 2018.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[f]	Does not include in-kind transactions.
[u]	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

112	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

concluded

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	4/30/22	#	(12.12)%[b]	$ 621,521		0.37%[c]		0.37%[c]		2.60%[c]		6%[b]
	10/31/21		35.70	556,304		0.36		0.36		2.68		12
	10/31/20		(5.83)	338,692		0.41		0.40		2.21		15
	10/31/19		12.77	192,475		0.58		0.40		3.03		9
	10/31/18		(7.61)	46,432		0.98		0.40		2.62		16
	10/31/17		23.49	35,797		1.20		0.40		2.76		12
Advisor Class:	4/30/22	#	(12.21)[b]	2,965		0.48	[c]	0.48	[c]	2.47	[c]	6	[b]
	10/31/21		35.60	2,557		0.46		0.46		2.66		12
	10/31/20		(5.96)	1,192		0.52		0.51		1.99		15
	10/31/19		12.71	1,174		0.66		0.47		2.89		9
	10/31/18		(7.58)	579		1.03		0.45		2.69		16
	10/31/17		23.22	541		1.26		0.46		2.98		12
Premier Class:	4/30/22	#	(12.25)[b]	696		0.52	[c]	0.52	[c]	2.31	[c]	6	[b]
	10/31/21		35.49	771		0.52		0.52		2.58		12
	10/31/20		(5.99)	438		0.56		0.55		1.35		15
	10/31/19		12.55	1,754		0.74		0.55		3.05		9
	10/31/18		(7.66)	278		1.13		0.55		2.84		16
	10/31/17		23.23	1,338		1.36		0.55		2.58		12
Retirement Class:	4/30/22	#	(12.20)[b]	440,093		0.62	[c]	0.62	[c]	2.33	[c]	6	[b]
	10/31/21		35.42	386,981		0.61		0.61		2.50		12
	10/31/20		(6.08)	162,780		0.66		0.65		1.91		15
	10/31/19		12.40	59,932		0.83		0.65		2.56		9
	10/31/18		(7.72)	9,304		1.23		0.65		2.61		16
	10/31/17		23.09	7,940		1.45		0.65		2.55		12
Retail Class:	4/30/22	#	(12.28)[b]	23,256		0.69	[c]	0.69	[c]	2.23	[c]	6	[b]
	10/31/21		35.27	21,846		0.70		0.70		2.41		12
	10/31/20		(6.18)	10,335		0.72		0.72		1.89		15
	10/31/19		12.47	6,456		0.92		0.74		2.62		9
	10/31/18		(7.88)	4,525		1.32		0.74		2.53		16
	10/31/17		22.88	4,055		1.56		0.76		2.55		12

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	113

Notes to financial statements (unaudited)

TIAA-CREF Funds

Note 1—organization

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following TIAA-CREF Funds are included in this report: Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Quant Small-Cap Equity Fund, Quant Small/Mid-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Emerging Markets Equity Fund, International Equity Fund, International Opportunities Fund, Quant International Small-Cap Equity Fund and the Social Choice International Equity Fund (collectively the “Funds” or individually, the “Fund”).

Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), is registered with the SEC as an investment adviser and provides investment management services for the Funds.

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA.

The Funds offer up to six share classes, although any one Fund may not necessarily offer all six classes. The Funds may offer Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments. Realized gains and losses on securities transactions are based upon the specific identification method.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Multiclass operations and allocations: Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Foreign currency transactions and translation: The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received and are recognized as a component of “Net realized gain (loss) on total investments” on the Statements of operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statements of operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Net change in unrealized appreciation (depreciation) on total investments” on the Statements of operations, when applicable.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

114	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

New rule issuance: In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices. New Rule 2a-5 (“Rule 2a-5”) under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 (“Rule 31a-4”), which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Debt securities: Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by Advisors. These securities are generally classified as Level 2.

Exchange-traded equity securities, common and preferred stock: Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are categorized as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	115

Notes to financial statements (unaudited)

Repurchase agreements: Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts: Futures contracts are valued using the closing settlement price and are generally classified as Level 1.

Option contracts: Purchased and written options traded and listed on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported and are generally classified as Level 1. Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of April 30, 2022, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Growth & Income
Common stocks	$5,505,811,034	$135,657,025	$—	$5,641,468,059
Short-term investments	2,079,324	46,429,601	—	48,508,925
Written options**	(37,393,651)	—	—	(37,393,651)
Total	$5,470,496,707	$182,086,626	$—	$5,652,583,333
Large-Cap Growth
Common stocks	$5,131,607,099	$220,010,929	$—	$5,351,618,028
Short-term investments	2,120,030	74,845,000	—	76,965,030
Total	$5,133,727,129	$294,855,929	$—	$5,428,583,058
Large-Cap Value
Common stocks	$4,936,768,330	$—	$7,267	$4,936,775,597
Short-term investments	—	61,446,282	—	61,446,282
Total	$4,936,768,330	$61,446,282	$7,267	$4,998,221,879
Mid-Cap Growth
Common stocks	$1,274,748,397	$60,924,365	$—	$1,335,672,762
Rights/Warrants	2,378,180	—	—	2,378,180
Short-term investments	23,616,631	3,870,000	—	27,486,631
Total	$1,300,743,208	$64,794,365	$—	$1,365,537,573
Mid-Cap Value
Common stocks	$1,927,253,833	$—	$—	$1,927,253,833
Short-term investments	1,121	17,830,000	—	17,831,121
Total	$1,927,254,954	$17,830,000	$—	$1,945,084,954
Quant Small-Cap Equity
Common stocks	$2,561,447,391	$—	$—	$2,561,447,391
Short-term investments	43,360,329	55,017,054	—	98,377,383
Futures contracts**	(4,190,916)	—	—	(4,190,916)
Total	$2,600,616,804	$55,017,054	$—	$2,655,633,858
Quant Small/Mid-Cap Equity
Common stocks	$983,680,256	$—	$—	$983,680,256
Short-term investments	5,481,188	3,425,000	—	8,906,188
Total	$989,161,444	$3,425,000	$—	$992,586,444
Social Choice Equity
Common stocks	$6,639,971,064	$—	$9,929	$6,639,980,993
Short-term investments	5,185,122	25,699,051	—	30,884,173
Futures contracts**	(1,113,765)	—	—	(1,113,765)
Total	$6,644,042,421	$25,699,051	$9,929	$6,669,751,401
Social Choice Low Carbon Equity
Common stocks	$1,051,195,970	$—	$—	$1,051,195,970
Short-term investments	365,305	21,894,933	—	22,260,238
Futures contracts**	(157,688)	—	—	(157,688)
Total	$1,051,403,587	$21,894,933	$—	$1,073,298,520

116	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

continued

Fund	Level 1	Level 2	Level 3	Total
Emerging Markets Equity
Common stocks	$452,777,716	$877,350,404	$—	$1,330,128,120
Preferred stocks	—	—	3,298	3,298
Short-term investments	727,368	65,143,107	—	65,870,475
Total	$453,505,084	$942,493,511	$3,298	$1,396,001,893
International Equity
Common stocks	$87,400,337	$5,269,094,228	$—	$5,356,494,565
Short-term investments	34,029,231	243,327,971	—	277,357,202
Total	$121,429,568	$5,512,422,199	$—	$5,633,851,767
International Opportunities
Common stocks	$391,323,973	$1,553,532,324	$1,500	$1,944,857,797
Rights/Warrants	—	3,980	—	3,980
Short-term investments	114,799,533	120,175,411	—	234,974,944
Total	$506,123,506	$1,673,711,715	$1,500	$2,179,836,721
Quant International Small-Cap Equity
Common stocks	$190,260,839	$1,129,349,111	$1,081,101	$1,320,691,051
Short-term investments	11,656,317	400,000	—	12,056,317
Total	$201,917,156	$1,129,749,111	$1,081,101	$1,332,747,368
Social Choice International Equity
Common stocks	$4,450,435	$1,067,686,612	$—	$1,072,137,047
Short-term investments	6,871,652	13,430,000	—	20,301,652
Futures contracts**	(99,253)	—	—	(99,253)
Total	$11,222,834	$1,081,116,612	$—	$1,092,339,446

**	Derivative instruments are not reflected in the market value of portfolio investments.

Note 4—investments

Repurchase agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral.

The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of assets and liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of assets and liabilities as it is held by the agent or by a third-party bank engaged by the Agent as a special “tri-party” custodian on behalf of the Funds, and the Funds do not have the ability to sell or re-hypothecate those securities.

As of April 30, 2022, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

At April 30, 2022, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received	*	Non-cash collateral received	Total collateral received
Growth & Income	$5,337,629	$2,079,324		$3,438,003	$5,517,327
Large-Cap Growth	1,942,164	2,120,030		—	2,120,030
Mid-Cap Growth	21,904,490	23,616,631		—	23,616,631
Mid-Cap Value	9,065,422	1,121		9,531,596	9,532,717
Quant Small-Cap Equity	66,213,320	43,360,329		26,925,692	70,286,021
Quant Small/Mid-Cap Equity	13,294,920	5,481,188		8,575,887	14,057,075
Social Choice Equity	12,088,450	5,185,122		7,844,863	13,029,985
Social Choice Low Carbon Equity	691,313	365,305		376,897	742,202
Emerging Markets Equity	454,282	727,368		432,062	1,159,430
International Equity	40,002,674	34,029,231		8,063,595	42,092,826
International Opportunities	178,503,599	114,799,533		73,190,411	187,989,944
Quant International Small-Cap Equity	37,972,814	11,656,317		29,269,337	40,925,654
Social Choice International Equity	31,637,409	6,871,652		26,573,171	33,444,823

*	May include cash and investment of cash collateral

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	117

Notes to financial statements (unaudited)

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the period ended April 30, 2022 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Growth & Income	$2,430,820,799	$2,883,488,459
Large-Cap Growth	2,932,664,463	3,095,452,606
Large-Cap Value	408,543,162	641,905,547
Mid-Cap Growth	690,760,725	778,054,149
Mid-Cap Value	765,849,378	918,460,333
Quant Small-Cap Equity	777,713,126	841,267,324
Quant Small/Mid-Cap Equity	370,394,288	407,842,513
Social Choice Equity	882,279,006	862,992,575
Social Choice Low Carbon Equity	312,404,329	152,567,258
Emerging Markets Equity	857,511,538	823,624,387
International Equity	999,017,251	928,089,957
International Opportunities	425,815,130	196,450,120
Quant International Small-Cap Equity	878,659,522	915,519,874
Social Choice International Equity	327,769,757	65,235,779

Private Investment in Public Equity (PIPE): The Funds may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Shares in PIPEs generally are not registered with the SEC until after a certain time-period from the date the private sale is completed (“Restricted Period”), which can last for several months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause PIPEs to be illiquid during this time. At April 30, 2022 the Funds had no outstanding purchase commitments related to PIPEs.

Special Purpose Acquisition Companies (SPACs): Also known as a “blank check company,” SPACs are shell companies that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). A Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPE offering, if and when the SPAC completes its merger or acquisition. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold.

Note 5—derivative investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables.

At April 30, 2022, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

	Liability derivatives
Derivative contract	Location	Fair value amount
Growth & Income Fund
Equity contracts	Written options	$(37,393,651)
Quant Small-Cap Equity Fund
Equity contracts	Futures contracts*	(4,190,916)
Social Choice Equity Fund
Equity contracts	Futures contracts*	(1,113,765)
Social Choice Low Carbon Equity Fund
Equity contracts	Futures contracts*	(157,688)
Social Choice International Equity Fund
Equity contracts	Futures contracts*	(99,253)

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of assets and liabilities is only the receivable or payable for variation margin on open futures contracts.

For the period ended April 30, 2022, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

Derivative contract	Location	Realized gain (loss )	Change in unrealized appreciation (depreciation )
Growth & Income Fund
Equity contracts	Purchased options	$37,470	$151,667
Equity contracts	Written options	(7,275,186)	(10,180,771)
Quant Small-Cap Equity Fund
Equity contracts	Futures contracts	(365,078)	(4,468,153)
Social Choice Equity Fund
Equity contracts	Futures contracts	138,047	(2,338,326)
Social Choice Low Carbon Equity Fund
Equity contracts	Futures contracts	(864,283)	(244,876)
Emerging Markets Equity Fund
Equity contracts	Purchased options	(456,849)	160,849
Equity contracts	Written options	442,134	(346,134)
Social Choice International Equity Fund
Equity contracts	Futures contracts	(1,683,222)	(102,884)

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. To manage the risk, the Funds may invest in both equity and index options. The Funds may purchase (buy) or write (sell) put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices and/or bond indices (each a “financial instrument”). Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a financial instrument at a specified exercise price at any time during the period of the option. Purchased options are included in the Summary portfolio of investments.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a liability on the Statements of assets and liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are

118	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

continued

recognized as in unrealized appreciation (depreciation) on the Statements of operations. When an option expires, the premiums received or paid are recognized as realized gains or losses on the Statements of operations. When an option is exercised or a closing purchase transaction is entered into, the difference between the premium and the amount received or paid in a closing transaction is recognized as a realized gain or loss on the Statements of operations.

The market risk associated with purchasing options is limited to the premium paid. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount of option contracts written and option contracts purchased outstanding during the current fiscal period ended April 30, 2022 was as follows:

Fund	Average notional amount of options contracts written outstanding	*
Growth & Income	$(21,333,061)
Emerging Markets Equity	(147,378)

Fund	Average notional amount of options contracts purchased outstanding	*
Growth & Income	$209,044
Emerging Markets Equity	152,283

*	The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs and for cash management purposes to remain highly invested in these markets while minimizing transaction costs.

A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Summary Portfolio of investments and cash deposited for initial margin, if any, is reflected on the Statements of assets and liabilities.

During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statements of assets and liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average notional amount of futures contracts outstanding during the current fiscal period ended April 30, 2022 was as follows:

Fund	Average notional amount of futures contracts outstanding	*
Quant Small-Cap Equity	$25,084,778
Social Choice Equity	33,425,863
Social Choice Low Carbon Equity	14,045,239
Social Choice International Equity	7,081,966

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Note 6—income tax information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	119

Notes to financial statements (unaudited)

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

Fund	Tax Cost	Gross unrealized appreciation	Gross unrealized (depreciation )	Net unrealized appreciation (depreciation )
Growth & Income	$3,569,501,376	$2,300,546,441	$(188,447,856)	$2,112,098,585
Large-Cap Growth	3,874,318,386	1,889,077,104	(334,812,432)	1,554,264,672
Large-Cap Value	3,415,131,484	1,647,871,427	(64,781,032)	1,583,090,395
Mid-Cap Growth	1,325,050,649	219,744,121	(179,257,197)	40,486,924
Mid-Cap Value	1,698,556,463	314,206,119	(67,677,628)	246,528,491
Quant Small-Cap Equity	2,428,120,524	583,706,101	(356,192,767)	227,513,334
Quant Small/Mid-Cap Equity	839,234,495	232,391,873	(79,039,924)	153,351,949
Social Choice Equity	4,615,709,043	2,421,862,985	(367,820,627)	2,054,042,358
Social Choice Low Carbon Equity	999,691,959	154,109,062	(80,502,501)	73,606,561
Emerging Markets Equity	1,679,660,051	125,380,329	(409,038,487)	(283,658,158)
International Equity	5,205,682,313	820,819,347	(392,649,893)	428,169,454
International Opportunities	1,784,464,598	601,331,721	(205,959,598)	395,372,123
Quant International Small-Cap Equity	1,428,565,401	114,517,972	(210,336,005)	(95,818,033)
Social Choice International Equity	1,082,128,252	95,940,190	(85,728,996)	10,211,194

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of prior fiscal period end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation	)	Capital loss carryforwards	Late-year loss deferrals	Other book-to-tax differences	Total
Growth & Income	$250,238,341	$796,129,201	$3,342,258,738		$—	$—	$(594,267)	$4,388,032,013
Large-Cap Growth	320,994,451	363,177,984	3,259,612,057		—	—	(432,973)	3,943,351,519
Large-Cap Value	67,029,469	388,392,998	2,060,882,306		—	—	(592,410)	2,515,712,363
Mid-Cap Growth	49,509,691	198,570,250	578,189,630		—	—	(202,217)	826,067,354
Mid-Cap Value	124,604,592	156,539,349	467,922,461		—	—	(482,154)	748,584,248
Quant Small-Cap Equity	207,254,550	317,274,685	811,742,796		—	—	(319,912)	1,335,952,119
Quant Small/Mid-Cap Equity	107,927,995	82,915,672	353,247,350		—	—	(33,390)	544,057,627
Social Choice Equity	197,177,205	463,761,161	3,176,773,739		—	—	(352,238)	3,837,359,867
Social Choice Low Carbon Equity	21,499,124	35,586,711	240,596,150		—	—	(11,979)	297,670,006
Emerging Markets Equity	199,530,876	123,042,526	(120,095,075)		—	—	(118,196)	202,360,131
International Equity	199,189,003	—	1,596,539,628		(195,815,569)	—	(512,525)	1,599,400,537
International Opportunities	35,368,326	159,526,627	929,947,986		—	—	(115,054)	1,124,727,885
Quant International Small-Cap Equity	50,508,885	47,416,556	135,831,644		—	—	(42,637)	233,714,448
Social Choice International Equity	23,333,767	4,881,724	160,704,877		—	—	(11,695)	188,908,673

As of prior fiscal period end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-term	Long-term	Total
Growth & Income	$—	$—	$—
Large-Cap Growth	—	—	—
Large-Cap Value	—	—	—
Mid-Cap Growth	—	—	—
Mid-Cap Value	—	—	—
Quant Small-Cap Equity	—	—	—
Quant Small/Mid-Cap Equity	—	—	—
Social Choice Equity	—	—	—
Social Choice Low Carbon Equity	—	—	—
Emerging Markets Equity	—	—	—
International Equity	195,815,569	—	195,815,569
International Opportunities	—	—	—
Quant International Small-Cap Equity	—	—	—
Social Choice International Equity	—	—	—

Note 7—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement.

120	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

continued

Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. The Management fees and Other expenses of Class W shares that have been waived by Advisors may be incurred directly or indirectly, all or in part, by investors in Class W shares.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages.

As of April 30, 2022, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee range		Investment management fee – effective rate	Service agreement fee	Distribution fee		Maximum expense amounts‡
Fund				Retirement Class	Premier Class	Retail Class	Institutional Class		Advisor Class		Premier Class		Retirement Class		Retail Class		Class W	§
Growth & Income*	0.300%–0.450%		0.390%	0.250%	0.150%	0.250%	0.520%		0.670%		0.670%		0.770%		0.910%		0.520%
Large-Cap Growth*	0.300–0.450		0.390	0.250	0.150	0.250	0.520		0.670		0.670		0.770		0.910		0.520
Large-Cap Value*	0.300–0.450		0.400	0.250	0.150	0.250	0.520		0.670		0.670		0.770		0.910		0.520
Mid-Cap Growth*	0.290–0.480		0.440	0.250	0.150	0.250	0.550		0.700		0.700		0.800		0.940		—
Mid-Cap Value*	0.290–0.480	[a]	0.430	0.250	0.150	0.250	0.550	[a]	0.700	[a]	0.700	[a]	0.800	[a]	0.940	[a]	—
Quant Small-Cap Equity*	0.270–0.460		0.400	0.250	0.150	0.250	0.530		0.680		0.680		0.780		0.920		0.530
Quant Small/Mid-Cap Equity*	0.270–0.460		0.440	0.250	0.150	0.250	0.530		0.680		0.680		0.780		0.920		0.530
Social Choice Equity	0.150	[b]	0.150	0.250	0.150	0.250	0.220	[b]	0.370	[b]	0.370	[b]	0.470	[b]	0.610	[b]	—
Social Choice Low Carbon Equity*	0.200–0.250		0.250	0.250	0.150	0.250	0.320		0.470		0.470		0.570		0.710		—
Emerging Markets Equity*	0.700–0.850		0.840	0.250	0.150	0.250	0.950		1.100		1.100	[c]	1.200	[c]	1.340		0.950
International Equity*	0.350–0.500		0.440	0.250	0.150	0.250	0.600		0.750		0.750		0.850		0.990		0.600
International Opportunities*	0.450–0.600		0.580	0.250	0.150	0.250	0.700		0.850		0.850	[d]	0.950	[d]	1.090		0.700
Quant International Small-Cap Equity*	0.500–0.650		0.640	0.250	0.150	0.250	0.750		0.900		0.900		1.000		1.140		0.750
Social Choice International Equity*	0.250–0.300		0.300	0.250	0.150	0.250	0.400		0.550		0.550		0.650		0.790		—

*	These Funds are subject to a breakpoint schedule on their investment management fees, which reduces these fees as the Fund’s net assets increase.
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2023. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed with approval of the Board of Trustees.
[a]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the investment management fee for the Mid-Cap Value Fund. The investment management fee range after the waiver is 0.285%–0.475% of daily average net assets. The expense caps are 0.545% for the Institutional Class, 0.695% for the Advisor Class and the Premier Class, 0.795% for the Retirement Class, and 0.935% for the Retail Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.
[b]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the investment management fee for the Social Choice Equity Fund. The investment management fee after the waiver is 0.145% of daily average net assets. The expense caps are 0.215% for the Institutional Class, 0.365% for the Advisor Class and the Premier Class, 0.465% for the Retirement Class, and 0.605% for the Retail Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.
[c]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the expense cap for the Emerging Markets Equity Fund Premier Class and Retirement Class. The expense caps are 0.970% for the Premier Class and 0.970% for the Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.
[d]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the expense cap for the International Opportunities Fund Premier Class and Retirement Class. The expense caps are 0.700% for the Premier Class and 0.700% for the Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	121

Notes to financial statements (unaudited)

Income, reflected in Payment from affiliate on the Statements of operations, reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the period ended April 30, 2022, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss )
Growth & Income	$5,020,028	$80,780	$49,697
Large-Cap Growth	13,732,963	113,431,489	11,546,764
Large-Cap Value	—	3,903,541	(700,167)
Mid-Cap Growth	—	19,031,764	1,359,702
Quant Small-Cap Equity	7,770,698	2,398,815	523,579
Quant Small/Mid-Cap Equity	284,107	65,142,217	12,518,750
Social Choice Equity	60,255,437	11,164,905	1,215,914
Social Choice Low Carbon Equity	51,217,624	1,303,418	10,830
Emerging Markets Equity	—	21,514,818	(4,609,320)
International Equity	—	2,760,178	(1,290,896)
International Opportunities	—	1,156,721	(2,627,855)
Social Choice International Equity	17,764,440	788,796	79,738

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds. The following is the percentage of the Funds’ shares owned by TIAA and other funds within the Trust as of April 30, 2022:

Underlying Fund	TIAA-CREF Lifecycle Funds	TIAA-CREF Lifestyle Funds	TIAA-CREF Managed Allocation Fund	TIAA Access	Total
Growth & Income	43%	2%	1%	5%	51%
Large-Cap Growth	44	2	1	3	50
Large-Cap Value	50	2	1	9	62
Mid-Cap Growth	—	—	—	17	17
Mid-Cap Value	—	—	—	21	21
Quant Small-Cap Equity	23	1	1	9	34
Quant Small/Mid-Cap Equity	75	3	2	—	80
Social Choice Equity	—	—	—	7	7
Social Choice Low Carbon Equity	—	—	—	3	3
Emerging Markets Equity	76	3	2	1	82
International Equity	45	2	1	8	56
International Opportunities	87	3	2	—	92
Quant International Small-Cap Equity	93	4	2	—	99
Social Choice International Equity	—	—	—	5	5

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. Information regarding transactions with affiliated companies is as follows:

Issue	Value at October 31, 2021	Purchases cost	Sales proceeds	Realized gain (loss	)	Change in unrealized appreciation (depreciation	)	Dividend income	Shares at April 30, 2022	Value at April 30, 2022
Emerging Markets Equity Fund
Common stocks
Uruguay
Arcos Dorados Holdings, Inc	$48,305,780	$—	$17,700,601	$(1,323,144)		$26,655,137		$308,619	7,715,472	$55,937,172

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concluded

Note 8—emerging markets risks

The Emerging Markets Equity Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 9—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the period ended April 30, 2022, there were no inter-fund borrowing or lending transactions.

Note 10—line of credit

Each of the Funds, except the Money Market Fund, participates in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 15, 2021 expiring on June 14, 2022, replacing the previous $1.25 billion facility, which expired June 2021. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the period ended April 30, 2022, there were no borrowings under this credit facility by the Funds.

Note 11—subsequent event

Advisors has agreed to implement voluntary waivers reducing the management fee breakpoint schedules for several Funds for one year effective May 1, 2022. These waivers are voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. During this one-year period the range paid to Advisors is as follows:

Fund	Waiver	Investment management fee range
Growth & Income	0.010%	0.290%–0.440%
Large-Cap Growth	0.025	0.275–0.425
Mid-Cap Value	0.005	0.285–0.475
Social Choice Equity	0.015	0.135

Also, Advisors has agreed to implement voluntary waivers reducing the expense cap for several Funds for one year effective May 1, 2022. These waivers are voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. During this one-year period, the expense cap after the waiver for each Fund is as follows:

Fund	Waiver	Maximum expense amounts
Large-Cap Value – Retirement	0.120%	0.650%
Emerging Markets Equity – Premier	0.160	0.940
Emerging Markets Equity – Retirement	0.260	0.940
Emerging Markets Equity – Retail	0.065	1.275
International Opportunities – Premier	0.210	0.640
International Opportunities – Retirement	0.310	0.640

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2021 special meeting (unaudited)

TIAA-CREF Funds

Large-Cap Growth Fund classification

On December 7, 2021, at a special meeting of the TIAA-CREF Large-Cap Growth Fund (the “Fund”) shareholders approved the proposed change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.

Fund	Dollars for	Percent	Dollars against	Percent	Dollars abstain	Percent
Large-Cap Growth	155,538,027.447	98.961	1,130,940.139	0.720	501,611.308	0.319

The results above were certified by Computershare Fund Services, Inc., independent tabulator for the TIAA-CREF Funds.

124	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Approval of investment management agreement (unaudited)

Board renewal of the investment management agreement for certain series of the TIAA-CREF Funds

The Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) determines whether to initially approve and periodically renew the investment management agreement (the “Agreement”) between Teachers Advisors, LLC (“Advisors”) and the Trust on behalf of each series of the Trust. Under the Agreement, Advisors is responsible for providing investment advisory services to each series of the Trust and overseeing the everyday operations and other service providers of the Trust. Below is a summary of the process the Board undertook related to its most recent renewal of the Agreement with respect to each series covered by this Report (the “Funds”).

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that, after an initial period of up to two years, the Agreement for each Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are independent Trustees because they are not “interested persons” of the Trust, as that term is defined in the 1940 Act, annually renews the Agreement. None of the Trustees is an interested person of the Trust under the 1940 Act. Rather, they are all deemed to be independent Trustees.

Under normal circumstances, Section 15(c) requires any initial approval or annual renewal of an investment management agreement to be made at an in-person meeting of the Board. However, due to the COVID-19 pandemic, the Securities and Exchange Commission (“SEC”) issued and extended a temporary, conditional exemptive order (the “SEC Order”), permitting mutual fund boards to vote to approve matters subject to the Section 15(c) in-person approval requirement at a meeting that is not held in person if the board determines that reliance on the SEC Order is necessary or appropriate due to prevailing circumstances related to the current or potential effects of COVID-19 and the board ratifies any action taken pursuant to the SEC Order at its next in-person meeting.

Overview of the renewal process

The Board held a virtual meeting via videoconference on March 11, 2022, in order to consider the annual renewal of the Agreement with respect to each applicable Fund using the process established by the Board described further below. At the outset of the meeting, the Board considered reliance upon the SEC Order and determined that such reliance was necessary due to, among other considerations, COVID-19 pandemic-related public health protocols imposed for health and safety reasons. The Board noted that it would ratify actions taken at this meeting pursuant to the SEC Order at its next in-person meeting.

As part of the Board’s established process, the Board delegated certain tasks to its Operations Committee. Among these tasks, the Operations Committee or certain of its designated members worked with Advisors, other Board members and legal counsel to the Trustees to develop guidance and specific requests relating to the types of information to be provided to the Board in connection with the proposed contract renewals.

Among other matters, the Operations Committee or certain of its designated members, following consultations with representatives of Advisors, other Board members, legal counsel to the Trustees and legal counsel to Advisors and the Trust, confirmed or established certain guidance regarding the preparation of reports to be provided to the Board with respect to each Fund by the Board Reporting and Compliance unit of Broadridge Financial Solutions, Inc. (“Broadridge”), using data from Lipper, Inc., an independent provider of investment company data. The Operations Committee considered that Broadridge is widely recognized as a leading provider of comparative analyses used by independent directors and trustees of investment companies during their advisory contract review processes.

Based on guidance provided by the Operations Committee or certain of its designated members on behalf of the Board, Broadridge produced, among other information, comparative performance and expense data for each Fund, including data relating to each Fund’s management fee rate, total expense ratio, short-term and long-term investment performance, brokerage commission costs and portfolio turnover rate (as applicable). Broadridge compared this data, as relevant, for each Fund against a universe of investment companies (except for brokerage commission costs) and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge, and also compared the performance of each Fund against one or more appropriate broad-based indices. In each case, Broadridge summarized, and the Board considered, the methodologies Broadridge employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that the purpose of its reports is to provide an objective view of each Fund’s relative position regarding the level of fees, expenses and performance against a competitive peer group and universe (as applicable) selected by Broadridge (and not Advisors or the Board). The Board considered the propriety of each Fund’s applicable peer group as selected by Broadridge and use of the Institutional Class as the base class for comparison purposes.

Among other matters, the Board also considered information from Advisors to facilitate the Trustees’ evaluation of the reasonableness of any profits earned by Advisors with respect to its services to each Fund pursuant to the Agreement.

Legal counsel for the Trustees also requested on behalf of the Board, and Advisors provided, information that was designed to assist the Board in its consideration of whether to renew the Agreement for each Fund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) further information relating to each Fund’s investment performance and a narrative analysis of the performance of each Fund that had underperformed certain Board-specified criteria, together with an explanation of any events that had a material impact on the Fund’s performance during that period; (2) a description of any fee waiver or expense reimbursement arrangements that were proposed or were in place during the prior year and the extent to which such arrangements would be continued or modified in the

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Approval of investment management agreement (unaudited)

coming year; (3) a comparison of each Fund’s management fee rate and performance to other accounts with comparable strategies managed by Advisors or certain of its affiliates; (4) any “fall-out” benefits that accrued or were identified as reasonably likely to accrue to Advisors or its affiliates due to their relationship with the Funds in addition to the Funds’ direct fee payments to Advisors pursuant to the Agreement; (5) information regarding Advisors’ financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, capacity to manage the Funds at current and foreseeable asset levels, insurance coverage, portfolio trading, soft dollar usage and best execution practices, and any actual and potential conflicts of interest identified by Advisors in connection with rendering services to the Funds; (6) information as to any profits earned by Advisors in connection with its services pursuant to the Agreement; (7) a copy of the Agreement and certain related agreements between the Funds and affiliates of Advisors; (8) a copy of Advisors’ Form ADV as filed with the SEC (which was presented only to legal counsel for the Trustees); and (9) draft narrative explanations to be included in the shareholder reports of reasons why the Board should renew the Agreement. The Trustees were also provided with performance ratings of Morningstar, Inc. (“Morningstar”), which is a widely recognized mutual fund ranking service. In addition, the Board received information from management on the continued impact of the COVID-19 pandemic and certain geopolitical events on the Teachers Insurance and Annuity Association of America (“TIAA”) enterprise’s operations generally and on the Funds’ operations and performance.

On March 3, 2022, the Board held a virtual meeting via videoconference with legal counsel to the Trustees to discuss Advisors’ materials, which led to the Trustees providing additional questions to, and requesting additional information from, Advisors. Subsequently, at the March 11, 2022 meeting, the Trustees were given the opportunity to, and did, ask additional questions and they discussed responses from Advisors to the Board’s follow-up questions and requests presented by the Board after its initial review of the information described above.

In considering whether to renew the Agreement with respect to each Fund, the Board considered various factors, including: (1) the nature, extent and quality of services provided or to be provided by Advisors to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by Advisors and its affiliates from their relationship with the Fund; (4) fees charged to comparable mutual funds by other advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) how such economies of scale are shared with the Fund for the benefit of its investors, such as, if applicable, through management fee breakpoints; (7) comparisons, if applicable, of the services provided by Advisors to, and the fee rates and performance of, the Fund to other clients to whom Advisors provides comparable services; and (8) any other benefits identified by Advisors derived or anticipated to be derived by Advisors or its affiliates from their relationship with the Fund.

As a general matter, the Board considered these factors, and any other factors deemed relevant by the Trustees, in their totality, and no single factor was identified as being the determining factor in deciding whether to renew the Agreement.

In addition to the March 11, 2022 meeting that included Advisors’ personnel, the Trustees met in executive sessions, at which no representatives of Advisors were present, to discuss the proposed renewal of the Agreement for each Fund. The Board also received and considered information from its legal counsel as to certain relevant guidance that relates to the renewal process under Section 15(c) of the 1940 Act and certain other legal authorities.

While the contract renewal process included a series of discussions and meetings leading up to the March 11, 2022 meeting, the oversight and evaluation of Advisors’ services to the Funds by the Board and its Committees is an ongoing process. The Board, as well as its Committees, considered reports on various investment and operational topics that had been identified by the Board or its Committees for review in the year since the last annual renewal process. Further, at their regularly scheduled meetings, the Board and its Investment Committee and its other Committees receive and consider, among other matters, information regarding the performance of the Funds. Thus, in reaching its decisions regarding the renewal of the Agreement for each Fund, the Board took into account the information described herein and other information provided to the Board and its Committees throughout the year.

The Board received and considered both Trust-level and Fund-specific information, but made its renewal determinations on a Fund-by-Fund basis. In deciding whether to renew the Agreement for each Fund, each Trustee may have accorded different weight to different factors and, thus, may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Fund. At its meeting on March 11, 2022, all Board members voted unanimously to renew the Agreement for each Fund. Set forth below is a summary of the primary factors the Board considered with respect to each Fund.

The nature, extent and quality of services

The Board considered the level and depth of knowledge of Advisors, including the professional experience and qualifications of its personnel. The Board also considered that Advisors is an experienced investment adviser that has managed the Funds since their operations commenced. Investment professionals at Advisors also manage various funds and accounts of the College Retirement Equities Fund, the TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as advise and sub-advise other investment companies and vehicles. Under the Agreement, Advisors is responsible for, among other duties: managing the assets of the Funds, including conducting research, identifying investments and placing orders to buy and sell securities for the Funds’ investment portfolios; active daily monitoring of the Funds’ investment portfolios; reporting on the investment performance and other metrics of the Funds to the Board on a regular basis; responding to Fund flows; compliance monitoring; coordinating

126	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

continued

the activities of each Fund’s service providers; and overseeing the provision of various administrative services to the Funds. The Board considered that Advisors has carried out these responsibilities in a competent and professional manner. The Board also considered that Advisors has committed significant resources to supporting the series of the Trust, including the Funds. It also considered Advisors’ compliance program and resources and its compliance record with respect to the Funds.

The Board also considered, among other factors, the performance of each Fund, as discussed below. In addition, the Board considered the nature and quality of non-portfolio management services provided by Advisors and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and Advisors’ oversight of those service providers and the outsourcing of certain services to other firms.

During its review, the Board noted its ongoing review of the level of personnel and other resources available to Advisors to provide portfolio management and other services to the Funds, including the impact of recent and anticipated regulatory requirements and operational changes on such resources, so as to assess the adequacy of the resources devoted to these services. Based on all factors considered, the Board concluded that the nature, extent, and quality of services provided by Advisors to each Fund under the Agreement was reasonable.

Investment performance

The Board considered the investment performance of each Fund, over the periods indicated in the Fund-by-Fund synopsis below. The Board considered each Fund’s performance as compared to its peer group and peer universe (as applicable) and its benchmark index or, in circumstances where a Fund’s peer group or peer universe was not viewed as a representative basis for comparison, other comparative information deemed relevant by management and/or the Board. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered, in those cases in which a Fund had performed materially differently from its Broadridge peers based on a Board-established threshold, the factors identified by Advisors that contributed to such difference and any remedial measures being undertaken by Advisors. Thus, the Board concluded that, under the totality of circumstances considered, the investment performance of each Fund was reasonable or that appropriate actions had been or were being implemented.

Cost and profitability

The Board considered financial and profitability data relating to Advisors’ services to the Funds for the calendar year 2021. The Board considered Advisors’ profit calculations with respect to its services to each Fund both before and after taking into account the costs incurred directly or indirectly by Advisors in connection with the distribution of shares of the Fund. The Board acknowledged the reasonableness of having management fee rates which permit Advisors to maintain and improve the quality of services provided to the Funds and recognized the entrepreneurial and other risks assumed by Advisors in managing the Funds. The Board considered that Advisors had calculated that it earned profits with respect to each Fund under the Agreement for the one-year period ended December 31, 2021.

The Board considered Advisors’ voluntary reduction by 0.005% of each of the Social Choice Equity and Mid-Cap Value Funds’ management fee rates for the year ended April 30, 2022. The Board also considered the following voluntary waivers of management fee rates for the year ended April 30, 2023: 0.005% for the Mid-Cap Value Fund; 0.010% for the Growth & Income Fund; 0.015% for the Social Choice Equity Fund; and 0.025% for the Large-Cap Growth Fund. The Board also acknowledged Advisors’ commitment to reimburse Fund expenses to the extent that total annual operating expenses exceeded certain specified amounts. With respect to those Funds for which the Agreement was calculated by Advisors to be profitable to Advisors in 2021, the Board concluded that those profits were reasonable in light of various relevant factors.

Fees charged by other advisers

The Board considered comparative information regarding each Fund’s contractual and effective management fee rates and the contractual and effective management fee rates paid by similar mutual funds to other advisers, as analyzed by Broadridge and reflected in the Fund-by-Fund synopsis below. The Board determined that the management fee rate charged to a Fund under the Agreement typically was lower than the management fee rates charged to many or most other comparable mutual funds. In this regard, the Board also considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between a Fund and its comparable mutual funds. The Board considered Broadridge’s treatment of all fund fee waivers, regardless of their type, as management fee waivers, which could materially impact how the Funds’ actual management fee rates compare to those of similar mutual funds. Additionally, the Board considered the potential limitations of such comparisons due to, among other factors, the fact that, in many instances, Broadridge based its comparisons on financial data relating to fiscal periods that differed from the period for which the Funds’ data were derived. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by appropriate groups of comparable mutual funds.

Economies of scale

The Board considered whether Advisors has experienced or is anticipated to experience economies of scale in connection with the operation of each Fund, and whether any such economies are shared with the Funds. The Board also considered the extent to which the current fee rate schedule breakpoints for most of the Funds that were currently profitable to Advisors affected Advisors’ fees. The Board considered, in connection with the supporting Broadridge reports, Advisors’ position that the maximum fee rate that could be charged to each Fund based on its level of assets under the Agreement is comparatively low in

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Approval of investment management agreement (unaudited)

relation to peer groups of mutual funds. The Board also considered the contractual fee rate reductions and one-year voluntary advisory fee waivers agreed to by Advisors, as noted above. The Board also considered Advisors’ reimbursement to the Funds for all of the soft dollar amounts the Funds spent on research during the year. Based on all factors considered, the Board concluded that the Funds’ management fee rate schedules were reasonable in light of current economies of scale considerations and current asset levels.

Fee and performance comparisons with other Advisors clients

The Board considered that Advisors and its affiliate, TIAA-CREF Investment Management, LLC, provide investment management services to other investment companies, including other mutual funds, foreign funds (UCITS), and separately managed accounts that may have similar investment strategies as certain of the Funds. In particular, the Board considered the management fee rate Advisors charges to, and the performance of, a separately managed account that has a similar mandate to the Mid-Cap Value Fund. The Board also considered Advisors’ comments that, in the future, Advisors may manage client assets through additional funds and accounts with similar investment strategies. The Board also considered Advisors’ representation that, while the management fee rates charged to the Funds may differ from the management fee rates chargeable to these other funds and accounts, this may be due in part to the fact that these other funds and accounts may: (1) involve less entrepreneurial risk on the part of Advisors; (2) be offered in different types of markets; (3) be provided with different types or levels of services; (4) have different regulatory burdens; and/or (5) target different investors. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by Advisors to its comparable clients.

Other benefits

The Board also considered additional “fall-out benefits” to Advisors and its affiliates arising from the Agreement. Such benefits include, among others, other fees paid by the Funds to Advisors or its affiliates for other services, such as distribution and administration, and investment-related benefits, such as economies of scale to the extent the Funds share investment resources and/or personnel with other clients of Advisors, use of research obtained through the Funds’ use of soft dollar to manage the assets of other clients and the ability to incubate strategies within one or more Funds that could be subsequently utilized to manage other non-Fund products. Advisors and its affiliates may also benefit from the level of business and relationships the Funds have with certain service providers. Additionally, the Funds may be utilized as investment options for other products and businesses of Advisors and its affiliates, such as variable products, fund of funds and 529 education savings plans. Also, Advisors and its affiliates may benefit from their relationship with the Funds to the extent that this relationship results in potential investors viewing TIAA, of which Advisors is an indirect, wholly-owned subsidiary, as a leading retirement plan provider in the academic and non-profit markets and as a single source for all their financial service needs. The Board concluded that other benefits to Advisors and its affiliates arising from the Agreement were reasonable in light of various relevant factors.

Fund-by-fund synopsis of factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Fund. If a Fund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Institutional Class of each Fund. Because the Institutional Class generally has lower non-management expenses than the other classes of these Funds, the expenses and performance of these other classes will differ from the expenses and performance shown for the Institutional Class. All time periods referenced below are ended December 31, 2021. Under the Morningstar rating system, an Overall Morningstar Rating of 5 stars is the highest (best) rating category and 1 star is the lowest (worst) rating category. The Morningstar data is as of December 31, 2021. Statements below regarding a Fund’s “effective management fee rate” refer to the overall effective blended fee rate that applied to that Fund after taking into account any breakpoints in the management fee rate schedule for the Fund and any applicable fee waivers and/or expense reimbursements. Statements below regarding “net profit” refer to Advisors’ calculation that it earned a profit for the services that it rendered to a Fund during 2021 under the Agreement.

Growth & Income Fund

•	The Fund’s annual contractual management fee rate starts at 0.45% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.390% of average daily net assets.
•	Effective May 1, 2022, Advisors has voluntarily agreed to reduce the Fund’s management fee rate by 0.01% through April 30, 2023.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both the group of comparable funds selected by Broadridge for expense comparison purposes (“Expense Group”) and the universe of comparable funds selected by Broadridge for expense comparison purposes (“Expense Universe”).
•	The Fund was in the 2nd, 3rd, 2nd and 2nd quintiles of the group of comparable funds selected by Broadridge for performance comparison purposes (“Performance Group”) for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 2nd, 2nd and 2nd quintiles of the universe of comparable funds selected by Broadridge for performance comparison purposes (“Performance Universe”) for the one-, three-, five- and ten-year periods, respectively.

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continued

•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Large-Cap Growth Fund

•	The Fund’s annual contractual management fee rate starts at 0.45% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.389% of average daily net assets.
•	Effective May 1, 2022, Advisors has voluntarily agreed to reduce the Fund’s management fee rate by 0.025% through April 30, 2023.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and its Expense Universe.
•	The Fund was in the 5th, 4th, 3rd and 3rd quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 5th, 3rd, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Large-Cap Value Fund

•	The Fund’s annual contractual management fee rate starts at 0.45% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.398% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 1st, 2nd and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 2nd, 4th, 4th and 5th quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 2nd, 2nd, 5th and 4th quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Mid-Cap Growth Fund

•	The Fund’s annual contractual management fee rate starts at 0.48% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.440% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and its Expense Universe.
•	The Fund was in the 5th, 4th, 5th and 5th quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 5th, 4th, 4th and

4th quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.

•	The Board considered Advisors’ assertion that the Fund will be adjusting its investment strategy to minimize out-of-benchmark holdings in order to address the Fund’s underperformance.
•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Mid-Cap Value Fund

•	The Fund’s annual contractual management fee rate starts at 0.48% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.432% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.005% for the year ended April 30, 2022.
•	Effective May 1, 2022, Advisors has voluntarily agreed to continue to reduce the Fund’s management fee rate by 0.005% through April 30, 2023.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and its Expense Universe.
•	The Fund was in the 2nd, 5th, 5th and 5th quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 2nd, 4th, 4th and 4th quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Quant Small-Cap Equity Fund

•	The Fund’s annual contractual management fee rate starts at 0.46% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.398% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and its Expense Universe.
•	The Fund was in the 4th, 3rd, 3rd and 2nd quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 2nd, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Quant Small/Mid-Cap Equity Fund

•	The Fund’s annual contractual management fee rate starts at 0.46% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.438% of average daily net assets.

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•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and its Expense Universe.
•	The Fund was in the 1st, 2nd and 2nd quintiles of its Performance Group for the one-, three- and five-year periods, respectively. The Fund was in the 1st, 3rd and 3rd quintiles of its Performance Universe for the one-, three- and five-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 5 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Social Choice Equity Fund

•	The Fund’s annual contractual management fee rate is 0.15% of average daily net assets. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.15%, of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.005% for the year ended April 30, 2022.
•	Effective May 1, 2022, Advisors has voluntarily agreed to increase this management fee rate waiver to 0.015% of average daily net assets through April 30, 2023.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and its Expense Universe.
•	The Fund was in the 2nd, 2nd, 2nd and 3rd quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 2nd, 2nd, 1st and 2nd quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Social Choice Low Carbon Equity Fund

•	The Fund’s annual contractual management fee rate starts at 0.25% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.249% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and its Expense Universe.
•	The Fund was in the 3rd, 1st and 1st quintiles of both its Performance Group and its Performance Universe for the one-, three- and five-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Emerging Markets Equity Fund

•	The Fund’s annual contractual management fee rate starts at 0.85% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.838% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee and contractual management fee were in the 1st, 2nd and 1st quintiles of its Expense Group, respectively. The Fund’s total expense ratio, actual management fee and contractual management fee were in the 1st, 3rd and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 5th quintile of its Performance Group for each of the one-, three-, five- and ten-year periods. The Fund was in the 5th, 5th, 4th and 4th quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Board considered Advisors’ rationales for the Fund’s underperformance, including poor stock selection and exposure to China in 2021.
•	The Fund received an Overall Morningstar Rating of 2 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

International Equity Fund

•	The Fund’s annual contractual management fee rate starts at 0.50% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.441% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and its Expense Universe.
•	The Fund was in the 3rd, 1st, 4th and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 1st, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

International Opportunities Fund

•	The Fund’s annual contractual management fee rate starts at 0.60% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.576% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 1st, 2nd and 1st quintiles of both its Expense Group and its Expense Universe, respectively.
•	The Fund was in the 3rd, 1st and 2nd quintiles of its Performance Group for the one-, three-, and five-year periods, respectively. The Fund was in the 4th, 1st and 1st quintiles of its Performance Group for the one-, three-, and five-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

130	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

concluded

Quant International Small-Cap Equity Fund

•	The Fund’s annual contractual management fee rate starts at 0.65% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.639% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and its Expense Universe.
•	The Fund was in the 3rd, 5th and 5th quintiles of both its Performance Group and its Performance Universe for the one-, three- and five-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Social Choice International Equity Fund

•	The Fund’s annual contractual management fee rate starts at 0.30% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.30% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and its Expense Universe.
•	The Fund was in the 2nd, 1st and 1st quintiles of both its Performance Group and its Performance Universe for the one-, three- and five-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Based primarily on the foregoing factors and conclusions, the Board renewed the Agreement for each Fund.

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	131

Liquidity risk management program (unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each series of the Trust covered by this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Program consists of various provisions relating to assessing and managing Fund liquidity risk, as discussed further below. The Funds’ Board of Trustees (the “Board”) previously approved the designation of Advisors (the “Administrator”) as Program administrator. The Liquidity Monitoring and Analysis Team (the “LMAT”) carries out day-to-day Program management with oversight by the Liquidity Oversight Committee (the “LOSC”). Personnel from the Administrator and Nuveen Fund Advisors, LLC, an affiliate of the Administrator, comprise the LMAT and LOSC.

At a February 15, 2022 Board meeting, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and utilize third-party vendor data.

Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund net assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

The Liquidity Rule also limits the Funds’ investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on illiquid investments.

132	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Funds

Additional information about index providers (unaudited)

Russell Indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Growth & Income Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the fund. S&P Dow Jones Indices has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of fund shares or in the determination or calculation of the equation by which fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

TIAA-CREF Funds: Equity Funds ■ 2022 Semiannual Report	133

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How to reach us

Websites

TIAA.org
nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

©2022 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

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TIAA-CREF Funds	April 30, 2022

TIAA-CREF
Equity Index Funds

The semiannual report contains the financial statements (unaudited).

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Equity Index Fund	TIEIX	TEIHX	TCEPX	TIQRX	TINRX	TEQWX
Large-Cap Growth Index Fund	TILIX	TRIHX	—	TRIRX	—	TRIWX
Large-Cap Value Index Fund	TILVX	THCVX	—	TRCVX	—	THCWX
S&P 500 Index Fund	TISPX	TISAX	—	TRSPX	—	TISWX
Small-Cap Blend Index Fund	TISBX	TRHBX	—	TRBIX	—	—
Emerging Markets Equity Index Fund	TEQLX	TEQHX	TEQPX	TEQSX	TEQKX	TENWX
International Equity Index Fund	TCIEX	TCIHX	TRIPX	TRIEX	—	TCIWX

Semiannual
Report

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the TIAA-CREF Funds’ (the “Funds”) annual and semiannual shareholder reports will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on TIAA’s website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either (1) updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or (2) contacting your financial intermediary (such as a broker/dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Funds or through a TIAA Account, or to all funds held through your financial intermediary.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Index Funds listed on the cover of this report.

This semiannual report contains information about certain TIAA-CREF Funds and describes their results for the six months ended April 30, 2022. The report contains four main sections:

•	A letter from Brad Finkle, Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of April 30, 2022.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our websites at TIAA.org or nuveen.com, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	3

Brad Finkle

Letter to investors

Global stocks lost ground for the six months ended April 30, 2022. As inflation climbed higher during the period, the Federal Reserve responded by tightening monetary policy, raising short-term interest rates and indicating that further increases were likely. However, some international economies continued to grow, despite rising prices and the impact of Russia’s invasion of Ukraine. For the six months:

•	The Russell 3000® Index, which measures the performance of the broad U.S. stock market, returned –11.8%. Please see page 8 for benchmark definitions.
•	The MSCI EAFE® Index, which represents stocks in 21 developed-markets nations outside North America, also returned –11.8%.
•	The MSCI Emerging Markets Index, which tracks the performance of stocks in 24 developing nations, returned –14.2%.
•	All seven TIAA-CREF Equity Index Funds (Institutional Class) posted losses for the period.

U.S. economic growth was mixed

Domestic stocks recorded losses for the six months as inflation and rising interest rates weighed on financial markets. The U.S. economy expanded in the fourth quarter of 2021 but contracted in the first quarter of 2022. A widening trade gap and lower government spending contributed to the slowdown, but spending by consumers and businesses remained strong. Unemployment fell to rates approaching pre-pandemic lows. In addition to raising short-term interest rates, the Fed indicated that it intends to reduce its portfolio of bonds that had been purchased to support the economy.

For the six months, small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Foreign developed markets posted losses

Foreign developed-markets stocks declined despite sustained economic growth in many countries. The economies in the 19-nation euro area grew at a moderate rate in the fourth quarter of 2021 and the first quarter of 2022. The United Kingdom’s economy grew at a similar pace through February 2022. Among developing markets, the Chinese economy continued to expand at a solid pace through the first quarter of 2022. The European Central Bank left its benchmark rates unchanged but said it may end its bond-buying program in the third quarter of 2022. The Bank of England raised its benchmark interest rate to 0.75%.

Emerging markets trailed U.S. and foreign developed equities

Emerging-markets stocks posted losses for the period. Thirteen of the 24 countries tracked by the MSCI Emerging Markets Index recorded gains in U.S. dollar-terms. But China, which accounted for more than 30.0% of the index’s weighting at period-end, posted a larger decline than the index. Taiwan, India and South Korea, which represented more than 40.0% of the index’s weighting collectively, each registered losses as well.

4	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

All index funds posted declines

All of the TIAA-CREF Equity Index Funds experienced losses for the six months. Each fund invests in a portfolio that attempts to match the risk and return characteristics of its benchmark index at a low cost per invested dollar. The funds’ performance includes a deduction for expenses, while the returns of their respective indexes do not. The funds’ six-month returns ranged from –4.0% for the Large-Cap Value Index Fund to –18.3% for the Small-Cap Blend Index Fund. (All fund returns are for the Institutional Class.)

The Large-Cap Value Index Fund performed best with a low single-digit loss, while its growth counterpart, the Large-Cap Growth Index Fund, returned –17.8%. The S&P 500 Index Fund returned –9.6%, and the Equity Index Fund returned –11.8%. The Small-Cap Blend Index Fund posted a sizable double-digit loss.

Among TIAA-CREF’s international equity index portfolios, the International Equity Index Fund returned –12.7%, while the Emerging Markets Equity Index Fund returned –15.0%.

A detailed overview of the financial markets during the six-month period appears on page 6, and a discussion of how each fund performed in relation to its benchmark begins on page 10.

Keeping a focus on long-term goals

Investors may have been understandably concerned about the volatility in financial markets during the first four months of 2022. After well over a decade of generally favorable conditions, markets now face new challenges in the form of rising inflation and its implications for higher interest rates. But periods of volatility and economic uncertainty are not new, and history has shown that timing the market is nearly impossible. However, we believe that no matter what the economic outlook may be, maintaining a diversified portfolio that includes stocks, bonds and other asset classes as part of a long-term, well-thought-out financial plan is a wise course of action. A professionally managed portfolio of multiple asset classes can help investors achieve the appropriate balance of risk and reward to reach their long-term investment objectives. Of course, diversification cannot guarantee against market losses.

If you have any questions or would like to discuss the status of your portfolio, please do not hesitate to contact your financial advisor or call a TIAA financial consultant at 800-842-2252. We are here to help you.

/s/ Brad Finkle

Brad Finkle

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	5

Market monitor

Equity markets declined across the board

For the six months ended April 30, 2022, U.S. stocks lost ground primarily due to concerns over the economic impact of rising inflation and higher interest rates. The Russell 3000® Index, a broad measure of U.S. stock market performance, returned –11.8%. International developed- and emerging-markets equities also posted double-digit declines.

U.S. economy produced mixed results

The U.S. economy grew at a robust pace early in the period. A strong labor market helped drive consumer spending increases, pushing the economy forward despite ongoing concerns over COVID-19 variants and significant supply-chain disruptions. Real gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at an annualized rate of 6.9% in the final three months of 2021. However, GDP contracted by 1.5% in the first quarter of 2022, according to the government’s “second” estimate. A widening trade deficit and lower government spending contributed to the reversal, although consumer and business spending remained strong.

The unemployment rate continued to decline during the period, falling from 4.2% in November 2021 to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% over the twelve months ended in April 2022. The price of oil climbed amid continuing strong demand and supply concerns related to Russia’s invasion of

Small-cap growth stocks posted biggest losses

U.S. large-cap value stocks performed best in a down market

Source: U.S. large-cap growth: Russell 1000® Growth Index; U.S. large-cap value: Russell 1000 Value Index; U.S. mid-cap growth: Russell Midcap® Growth Index; U.S. mid-cap value: Russell Midcap Value Index; U.S. small-cap growth: Russell 2000® Growth Index; U.S. small-cap value: Russell 2000 Value Index; Foreign developed markets: MSCI EAFE® Index; Emerging markets: MSCI Emerging Markets Index. Six-month returns as of April 30, 2022.

Ukraine. The price of West Texas Intermediate (WTI) crude oil rose from $84 per barrel on November 1, 2021, to almost $105 per barrel on April 30, 2022. WTI oil prices peaked at nearly $124 in March, reaching their highest level since 2008. Meanwhile, the U.S. dollar generally gained ground against other major currencies during the six-month period.

Small-cap stocks and growth shares declined most

Among U.S. stock market investment styles, small-cap shares generally trailed mid- and large-cap stocks, while growth equities underperformed value shares in all size categories. Large-cap stocks returned –11.3%, while mid-cap stocks returned –12.5% and small-cap shares returned –18.4%. Among large caps, value stocks returned –3.9% while growth shares returned –17.8%. In the mid-cap category, value shares returned –4.8% and growth stocks returned –25.4%. Among small-cap equities, value stocks returned –9.5% and growth shares returned –26.8%. (Returns by investment style and capitalization size are based on the Russell indexes.)

Foreign stocks also recorded losses for the period. The MSCI EAFE® Index, which tracks stock performance in 21 developed-markets countries outside North America, returned –11.8%. The MSCI Emerging Markets Index returned –14.2%.

Higher inflation prompted Fed to raise rates

For the six-month period, U.S. stocks lost ground as inflation and interest rates rose. The Federal Reserve increased the federal funds target rate in March, raising the key short-term interest-rate measure to 0.25%–0.50%. Policymakers, focused on curbing inflation, signaled that additional rate increases would be ongoing. The Fed also stated it would begin trimming its portfolio of bonds previously purchased to boost the economy. Meanwhile, yields on U.S. fixed-income securities across all maturities rose during the period.

6	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our websites at TIAA.org or nuveen.com; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT filings. Form N-CSR filings are as of October 31 or April 30; Form N-PORT filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link under Get Help at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	7

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE® Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 24 emerging-markets countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

8	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2021–April 30, 2022).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	9

Equity Index Fund

Expense example

Six months ended April 30, 2022

Equity Index Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$882.54	$0.23
Advisor Class	1,000.00	882.23	0.70
Premier Class	1,000.00	882.07	0.93
Retirement Class	1,000.00	881.45	1.40
Retail Class	1,000.00	881.68	1.07
Class W	1,000.00	882.94	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.55	0.25
Advisor Class	1,000.00	1,024.05	0.75
Premier Class	1,000.00	1,023.80	1.00
Retirement Class	1,000.00	1,023.31	1.51
Retail Class	1,000.00	1,023.65	1.15
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.15% for the Advisor Class, 0.20% for the Premier Class, 0.30% for the Retirement Class, 0.23% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Information technology	26.4
Health care	13.9
Financials	11.5
Consumer discretionary	11.3
Industrials	9.0
Communication services	7.8
Consumer staples	6.3
Energy	4.2
Real estate	3.7
Utilities	2.8
Materials	2.7
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Performance for the six months ended April 30, 2022

The Equity Index Fund returned –11.75% for the Institutional Class, compared with the –11.75% return of its benchmark, the Russell 3000® Index. For the one-year period ended April 30, 2022, the Fund returned –3.11% versus –3.11% for the index. The performance table shows returns for all share classes of the Fund.

For the six-month period, the Fund’s return matched that of its benchmark index. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the Russell 3000 Index, a broad measure of the U.S. stock market, returned –11.75%. Small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Most benchmark sectors declined

Seven of the eleven industry sectors in the Russell 3000 Index posted losses for the six months. Information technology—the largest sector, representing 27.5% of the index’s total market capitalization on April 30, 2022—returned –15.5% and was the largest detractor from the index’s return for the period. The communication services and consumer discretionary sectors were the next-largest detractors, with losses of –28.6% and –20.8%, respectively. Together, these three sectors accounted for almost one-half of the index’s total market capitalization on April 30, 2022. Energy performed best and was the top contributor to the index return, gaining 32.5% on elevated oil prices. Consumer staples, up 9.5%, and utilities, up 7.6%, were the next-best performing sectors.

Only one of the benchmark’s five largest stocks outperformed

For the six-month period, only one of the five largest stocks in the Russell 3000 Index registered a return that surpassed the overall return of the index. That stock was Apple, which advanced as the company successfully navigated global supply-chain disruptions. The remaining four stocks recorded double-digit losses. Amazon.com posted the sharpest decline, hurt by slowing growth in online shopping. Next came Alphabet (the parent company of Google), followed by Tesla and Microsoft.

10	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of April 30, 2022

Equity Index Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	–11.75%	–3.11%	12.97%		13.25%		0.05%	0.05%
Advisor Class	12/4/15	–11.78	–3.24	12.83		13.18	†	0.17	0.17
Premier Class	9/30/09	–11.79	–3.26	12.80		13.08		0.20	0.20
Retirement Class	3/31/06	–11.85	–3.36	12.69		12.97		0.30	0.30
Retail Class	3/31/06	–11.83	–3.37	12.66		12.93		0.32	0.32
Class W	9/28/18	–11.71	–3.07	13.01	†	13.27	†	0.05	0.00
Russell 3000® Index	—	–11.75	–3.11	13.01		13.29		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	66.4
More than $15 billion–$50 billion	19.1
More than $2 billion–$15 billion	12.3
$2 billion or less	2.2
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$32.60 billion
Portfolio turnover rate*	3%
Number of holdings	2,951
Weighted median market capitalization	$118.73 billion
Price/earnings ratio (weighted 12-month trailing average)†	21.6
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	11

Large-Cap Growth Index Fund

Expense example

Six months ended April 30, 2022

Large-Cap Growth Index Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$821.55	$0.23
Advisor Class	1,000.00	820.97	0.72
Retirement Class	1,000.00	820.48	1.35
Class W	1,000.00	821.70	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.55	0.25
Advisor Class	1,000.00	1,024.00	0.80
Retirement Class	1,000.00	1,023.31	1.51
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.16% for the Advisor Class, 0.30% for the Retirement Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Information technology	46.0
Consumer discretionary	17.8
Communication services	9.6
Health care	9.0
Industrials	6.3
Consumer staples	4.8
Financials	3.0
Real estate	1.9
Materials	1.0
Energy	0.5
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the six months ended April 30, 2022

The Large-Cap Growth Index Fund returned –17.84% for the Institutional Class, compared with the –17.84% return of its benchmark, the Russell 1000® Growth Index. For the one-year period ended April 30, 2022, the Fund returned –5.40% versus –5.35% for the index. The performance table shows returns for all share classes of the Fund.

For the six-month period, the Fund’s return matched that of its benchmark index. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned –11.75%. Small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Nearly all benchmark sectors declined

Nine of the eleven industry sectors in the Russell 1000 Growth Index posted losses for the six months. Communication services, consumer discretionary and financials were the worst performers, returning –34.7%, –22.6% and –18.9%, respectively. Information technology—the largest sector, accounting for more than 45.0% of the index’s total market capitalization on April 30, 2022—returned –15.6% and was the biggest detractor from the benchmark’s performance. Together, these four sectors represented almost 80.0% of the index’s total market capitalization on April 30, 2022. Energy was the best performer, gaining 29.1% on elevated oil prices. Next came the defensive consumer staples sector, which rose 7.4%.

Two of the benchmark’s five largest stocks outperformed

For the six-month period, two of the five largest stocks in the Russell 1000 Growth Index posted returns that surpassed the overall return of the index. Apple performed best, generating a solid gain as the company successfully navigated supply-chain disruptions. Microsoft declined but outperformed the benchmark, supported by strong growth in its cloud-computing business. The three stocks that lagged were Amazon.com, which was the weakest performer, followed by Alphabet (the parent company of Google) and Tesla.

12	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of April 30, 2022

Large-Cap Growth Index Fund				Average annual				Annual operating
		Total return		total return				expenses*
	Inception
	date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	–17.84%	–5.40%	17.22%		15.49%		0.05%	0.05%
Advisor Class	12/4/15	–17.90	–5.51	17.06		15.41	†	0.17	0.17
Retirement Class	10/1/02	–17.95	–5.62	16.92		15.20		0.30	0.30
Class W	9/30/19	–17.83	–5.35	17.25	†	15.51	†	0.05	0.00
Russell 1000® Growth Index	—	–17.84	–5.35	17.28		15.56		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	80.9
More than $15 billion–$50 billion	13.7
More than $2 billion–$15 billion	5.3
$2 billion or less	0.1
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$9.55 billion
Portfolio turnover rate*	13%
Number of holdings	502
Weighted median market capitalization	$279.44 billion
Price/earnings ratio (weighted 12-month trailing average)†	28.2
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	13

Large-Cap Value Index Fund

Expense example

Six months ended April 30, 2022

Large-Cap Value Index Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$960.53	$0.24
Advisor Class	1,000.00	960.25	0.87
Retirement Class	1,000.00	959.00	1.46
Class W	1,000.00	960.63	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.55	0.25
Advisor Class	1,000.00	1,023.90	0.90
Retirement Class	1,000.00	1,023.31	1.51
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.18% for the Advisor Class, 0.30% for the Retirement Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Financials	19.8
Health care	18.5
Industrials	10.8
Information technology	8.9
Consumer staples	8.1
Energy	7.4
Communication services	6.7
Utilities	5.5
Consumer discretionary	5.1
Real estate	5.0
Materials	4.1
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the six months ended April 30, 2022

The Large-Cap Value Index Fund returned –3.95% for the Institutional Class, compared with the –3.94% return of its benchmark, the Russell 1000® Value Index. For the one-year period ended April 30, 2022, the Fund returned 1.30% versus 1.32% for the index. The performance table shows returns for all share classes of the Fund.

For the six-month period, the Fund’s return slightly underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned –11.75%. Small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Benchmark sectors posted mixed results

Six of the eleven industry sectors in the Russell 1000 Value Index recorded losses for the six months. Communication services, information technology and consumer discretionary were the worst performers, returning –17.7%, –13.5% and –13.3%, respectively. Financials—the largest sector in the index—returned –13.0% and was the biggest detractor from the index’s return. Together, these four sectors accounted for more than 40.0% of the benchmark’s total market capitalization on April 30, 2022. Energy, up 34.1%, was the index’s best-performing sector and the largest contributor to its return as oil prices surged. The next-largest contributors were consumer staples and utilities, which rose 11.4% and 8.1%, respectively.

All of the benchmark’s five largest stocks outperformed

For the six-month period, all of the five largest stocks in the Russell 1000 Value Index posted returns that exceeded the overall return of the index. Exxon Mobil was the clear leader, generating an outsized gain on elevated oil prices. Returns were lower for Procter & Gamble, Berkshire Hathaway, Johnson & Johnson and UnitedHealth Group; however, these four stocks still produced double-digit gains.

14	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of April 30, 2022

Large-Cap Value Index Fund				Average annual				Annual operating
		Total return		total return				expenses*
	Inception
	date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	–3.95%	1.30%	9.02%		11.10%		0.05%	0.05%
Advisor Class	12/4/15	–3.97	1.16	8.86		11.02	†	0.19	0.19
Retirement Class	10/1/02	–4.10	1.01	8.73		10.82		0.30	0.30
Class W	9/30/19	–3.94	1.31	9.04	†	11.11	†	0.05	0.00
Russell 1000® Value Index	—	–3.94	1.32	9.06		11.17		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

Holdings by company size

Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	60.6
More than $15 billion–$50 billion	26.7
More than $2 billion–$15 billion	12.6
$2 billion or less	0.1
Total	100.0

Fund profile

as of 4/30/2022
Net assets	$8.45 billion
Portfolio turnover rate*	6%
Number of holdings	851
Weighted median market capitalization	$74.41 billion
Price/earnings ratio (weighted 12-month trailing average)†	16.9
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	15

S&P 500 Index Fund

Expense example

Six months ended April 30, 2022

S&P 500 Index Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$903.61	$0.24
Advisor Class	1,000.00	902.87	0.85
Retirement Class	1,000.00	902.45	1.42
Class W	1,000.00	903.67	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.55	0.25
Advisor Class	1,000.00	1,023.90	0.90
Retirement Class	1,000.00	1,023.31	1.51
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.18% for the Advisor Class, 0.30% for the Retirement Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Information technology	26.9
Health care	14.1
Consumer discretionary	11.4
Financials	10.9
Communication services	8.6
Industrials	7.9
Consumer staples	6.8
Energy	4.2
Real estate	2.9
Utilities	2.9
Materials	2.8
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Performance for the six months ended April 30, 2022

The S&P 500 Index Fund returned –9.64% for the Institutional Class, compared with the –9.65% return of its benchmark, the S&P 500® Index. For the one-year period ended April 30, 2022, the Fund returned 0.18% versus 0.21% for the index. The performance table shows returns for all share classes of the Fund.

For the six-month period, the Fund’s return slightly outperformed that of its benchmark index, despite the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the large-cap-oriented S&P 500 Index outperformed the Russell 3000® Index, a broad measure of the U.S. stock market, which returned –11.75%. A portion of the Russell 3000 Index consists of small-cap equities, which underperformed large caps for the period.

Most benchmark sectors declined

Seven of the eleven industry sectors in the S&P 500 Index posted losses for the six months. Communication services was the worst performer, returning –27.7% on several concerns, including disappointing earnings reports from some of the sector’s largest companies. Next came consumer discretionary and financials, returning –19.5% and –13.5%, respectively, followed by information technology—the biggest sector—returning –12.3%. Together, these four sectors represented nearly 60.0% of the index’s total market capitalization on April 30, 2022. Energy was the best performer, surging 33.9% on elevated oil prices, while the defensive consumer staples and utilities sectors gained 10.7% and 8.2%, respectively.

Only one of the benchmark’s five largest stocks outperformed

For the six-month period, only one of the five largest stocks in the S&P 500 Index generated a return that surpassed the overall return of the index. That stock was Apple, which advanced as the company successfully navigated global supply-chain disruptions. The remaining four stocks recorded double-digit losses. Amazon.com posted the sharpest decline, hurt by slowing growth in online shopping. Next came Alphabet (the parent company of Google), followed by Tesla and Microsoft.

16	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of April 30, 2022

S&P 500 Index Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	–9.64%	0.18%	13.61%		13.60%		0.05%	0.05%
Advisor Class	12/4/15	–9.71	0.04	13.45		13.51	†	0.18	0.18
Retirement Class	10/1/02	–9.76	–0.07	13.32		13.32		0.30	0.30
Class W	9/30/19	–9.63	0.23	13.63	†	13.61	†	0.05	0.00
S&P 500® Index	—	–9.65	0.21	13.66		13.67		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
Holdings by company size
Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	77.6
More than $15 billion–$50 billion	19.5
More than $2 billion–$15 billion	2.9
Total	100.0

Fund profile
as of 4/30/2022
Net assets	$7.05 billion
Portfolio turnover rate*	1%
Number of holdings	508
Weighted median market capitalization	$174.00 billion
Price/earnings ratio (weighted 12-month trailing average)†	20.4
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	17

Small-Cap Blend Index Fund

Expense example

Six months ended April 30, 2022

Small-Cap Blend Index Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$816.96	$0.23
Advisor Class	1,000.00	816.23	0.90
Retirement Class	1,000.00	815.56	1.35
5% annual hypothetical return
Institutional Class	1,000.00	1,024.55	0.25
Advisor Class	1,000.00	1,023.80	1.00
Retirement Class	1,000.00	1,023.31	1.51
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.20% for the Advisor Class and 0.30% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Financials	16.7
Industrials	15.5
Health care	15.2
Information technology	13.3
Consumer discretionary	10.4
Real estate	7.9
Energy	7.1
Materials	4.0
Consumer staples	3.9
Utilities	3.1
Communication services	2.9
Total	100.0

Performance for the six months ended April 30, 2022

The Small-Cap Blend Index Fund returned –18.30% for the Institutional Class, compared with the –18.38% return of its benchmark, the Russell 2000® Index. For the one-year period ended April 30, 2022, the Fund returned –16.79% versus –16.87% for the index. The performance table shows returns for all share classes of the Fund.

For the six-month period, the Fund’s return outperformed that of its benchmark index, despite the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark. During the six months, the Fund participated in a securities lending program.

U.S. stocks declined as economy contracted and inflation remained elevated

The U.S. economy grew at a strong pace early in the period but contracted during the first quarter of 2022. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. The unemployment rate fell during the period, declining to 3.6% in April 2022. Core inflation, which includes all items except food and energy, rose 6.2% for the twelve months ended in April. Oil prices increased during the period, peaking in March at nearly $124 per barrel, before falling back to $105.

Stock markets registered declines across all size and style categories for the period. Equities declined on concerns over rising interest rates, persistent inflation and geopolitical uncertainty resulting from the Russian invasion of Ukraine. The Federal Reserve, responding to higher inflation, raised the federal funds target rate to 0.25%–0.50% in March 2022 and signaled further increases were expected.

For the six months, the Russell 3000® Index, a broad measure of the U.S. stock market, returned –11.75%. Small-cap equities trailed large- and mid-sized stocks, while growth shares underperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Nearly all benchmark sectors declined

Nine of the eleven industry sectors in the Russell 2000 Index posted losses for the six months. Health care—the index’s largest component—returned –36.2% and was the worst-performing sector and the largest detractor from the benchmark’s return. The next-biggest detractors were information technology, consumer discretionary and financials, which returned –24.9%, –23.6% and –15.0%, respectively. Together, these four sectors represented almost 60.0% of the index’s total market capitalization on April 30, 2022. Energy, up 21.5%, was the index’s best-performing sector and the top contributor to its return, a reflection of high oil prices. Utilities, which gained 2.0%, was the other positive performer.

All of the benchmark’s five largest stocks outperformed

For the six-month period, all of the five largest stocks in the Russell 2000 Index generated strong gains and exceeded the overall return of the benchmark. Energy firm Antero Resources was the best performer, followed by car rental company Avis Budget Group, which benefited from a rebound in business and leisure travel. Next in line were Ovintiv, an oil and gas producer, and Chesapeake Energy. Warehouse chain BJ’s Wholesale Club Holdings delivered a more modest result but still posted a double-digit increase.

18	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of April 30, 2022
Small-Cap Blend Index Fund		Total return		Average annual total return			Annual operating expenses*
	Inception date	6 months	1 year	5 years	10 years		gross	net
Institutional Class	10/1/02	–18.30%	–16.79%	7.37%	10.25%		0.05%	0.05%
Advisor Class	12/4/15	–18.38	–16.92	7.21	10.16	†	0.76	0.21
Retirement Class	10/1/02	–18.44	–17.02	7.10	9.97		0.30	0.30
Russell 2000® Index	—	–18.38	–16.87	7.24	10.06		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
Holdings by company size
Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	0.8
More than $2 billion–$15 billion	63.3
$2 billion or less	35.9
Total	100.0

Fund profile
as of 4/30/2022
Net assets	$3.54 billion
Portfolio turnover rate*	7%
Number of holdings	2,011
Weighted median market capitalization	$2.69 billion
Price/earnings ratio (weighted 12-month trailing average)†	33.7
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	19

Emerging Markets Equity Index Fund

Expense example

Six months ended April 30, 2022

Emerging Markets Equity Index Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$850.49	$0.87
Advisor Class	1,000.00	849.77	1.42
Premier Class	1,000.00	850.09	1.56
Retirement Class	1,000.00	849.73	2.02
Retail Class	1,000.00	848.71	2.38
Class W	1,000.00	851.28	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,023.85	0.95
Advisor Class	1,000.00	1,023.26	1.56
Premier Class	1,000.00	1,023.11	1.71
Retirement Class	1,000.00	1,022.61	2.21
Retail Class	1,000.00	1,022.22	2.61
Class W	1,000.00	1,024.79	0.00

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.19% for the Institutional Class, 0.31% for the Advisor Class, 0.34% for the Premier Class, 0.44% for the Retirement Class, 0.52% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Financials	22.1
Information technology	20.2
Consumer discretionary	12.3
Communication services	10.2
Materials	9.1
Consumer staples	6.0
Industrials	5.4
Energy	4.8
Health care	3.7
Utilities	2.7
Real estate	2.2
Short-term investments, other assets & liabilities, net	1.3
Total	100.0

Performance for the six months ended April 30, 2022

The Emerging Markets Equity Index Fund returned –14.95% for the Institutional Class, compared with the –14.15% return of its benchmark, the MSCI Emerging Markets Index. For the one-year period ended April 30, 2022, the Fund returned –19.18% versus –18.33% for the index. The performance table shows returns for all share classes of the Fund.

For the six-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses and fair value pricing. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

Foreign stocks fell amid concerns over inflation and interest rates

International stocks in both developed- and emerging-markets countries lost ground as ongoing price pressures, rising interest rates and Russia’s invasion of Ukraine all weighed heavily on financial markets. Despite these uncertainties, the economies in the 19-nation euro area grew modestly in both the fourth quarter of 2021 and the first quarter of 2022. China’s economy also expanded.

Global central banks began tightening monetary policies amid growing concerns over inflation. The Federal Reserve increased the federal funds target rate to 0.25%–0.50% in March, while the European Central Bank left its benchmark interest rates unchanged but indicated it may end its bond-buying program. The Bank of England raised its benchmark rate to 0.75%.

The MSCI EAFE® Index, which measures stock performance in 21 developed-markets nations outside North America, returned –11.80% for the period, outperforming the return of the MSCI Emerging Markets Index but trailing the –11.75% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Countries in the benchmark had mixed returns

Of the 24 country components in the MSCI Emerging Markets Index, about one-half declined in U.S.-dollar terms. Hungary and Poland declined most at –37.6% and –31.6%, respectively. China, the largest index component, returned –25.0%. Due to Russia’s invasion of Ukraine and the ensuing sanctions, Russian equities became uninvestable. As a result, Russia was the second-largest detractor from the benchmark’s performance as MSCI removed all Russian shares from the index at a value of $0.0001 on March 9, 2022.

Two of the benchmark’s five largest stocks outperformed

Two of the five largest stocks in the MSCI Emerging Markets Index had performance that exceeded the benchmark’s overall return. Reliance Industries rose, benefiting from a rise in oil prices. Samsung Electronics declined but outpaced the index. Taiwan Semiconductor Manufacturing, internet firm Tencent Holdings and internet retailer Alibaba Group Holding all trailed the benchmark.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

20	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of April 30, 2022
Emerging Markets Equity Index Fund
		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	8/31/10	–14.95%	–19.18%	3.89%		2.63%		0.18%	0.18%
Advisor Class	12/4/15	–15.02	–19.35	3.75		2.56	†	0.32	0.32
Premier Class	8/31/10	–14.99	–19.35	3.72		2.47		0.33	0.33
Retirement Class	8/31/10	–15.03	–19.39	3.62		2.37		0.43	0.43
Retail Class	8/31/10	–15.13	–19.54	3.49		2.24		0.56	0.56
Class W	9/28/18	–14.87	–19.03	4.03	†	2.70	†	0.18	0.00
MSCI Emerging Markets Index	—	–14.15	–18.33	4.32		2.89		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
Holdings by country
% of portfolio investments as of 4/30/2022
China	29.9
Taiwan	15.0
India	13.3
Korea, Republic of	12.3
Brazil	5.2
Saudi Arabia	4.7
South Africa	3.5
Mexico	2.2
Indonesia	1.9
Thailand	1.7
21 other nations	8.6
Short-term investments	1.7
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	36.1
More than $15 billion–$50 billion	30.3
More than $2 billion–$15 billion	32.6
$2 billion or less	1.0
Total	100.0

Fund profile
as of 4/30/2022
Net assets	$4.93 billion
Portfolio turnover rate*	4%
Number of holdings	1,400
Weighted median market capitalization	$31.50 billion
Price/earnings ratio (weighted 12-month trailing average)†	13.0
*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	21

International Equity Index Fund

Expense example

Six months ended April 30, 2022

International Equity Index Fund	Beginning account value (11/1/21)	Ending account value (4/30/22)	Expenses paid during period* (11/1/21– 4/30/22)
Actual return
Institutional Class	$1,000.00	$ 873.25	$ 0.23
Advisor Class	1,000.00	872.82	0.79
Premier Class	1,000.00	872.87	0.93
Retirement Class	1,000.00	872.07	1.39
Class W	1,000.00	873.66	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,024.55	0.25
Advisor Class	1,000.00	1,023.95	0.85
Premier Class	1,000.00	1,023.80	1.00
Retirement Class	1,000.00	1,023.31	1.51
Class W	1,000.00	1,024.79	0.00
*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.17% for the Advisor Class, 0.20% for the Premier Class, 0.30% for the Retirement Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 4/30/2022
Financials	17.0
Industrials	14.6
Health care	13.2
Consumer discretionary	10.9
Consumer staples	10.5
Materials	8.0
Information technology	7.9
Communication services	4.8
Energy	4.2
Utilities	3.5
Real estate	2.9
Short-term investments, other assets & liabilities, net	2.5
Total	100.0

Performance for the six months ended April 30, 2022

The International Equity Index Fund returned –12.68% for the Institutional Class, compared with the –11.80% return of its benchmark, the MSCI EAFE® Index. For the one-year period ended April 30, 2022, the Fund returned –8.84% versus –8.15% for the index. The performance table shows returns for all share classes of the Fund.

For the six-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses and fair value pricing. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

Foreign stocks fell amid concerns over inflation and interest rates

International stocks in both developed- and emerging-markets countries lost ground as ongoing price pressures, rising interest rates and Russia’s invasion of Ukraine all weighed heavily on financial markets. Despite these uncertainties, the economies in the 19-nation euro area grew modestly in both the fourth quarter of 2021 and the first quarter of 2022. China’s economy also expanded.

Global central banks began tightening monetary policies amid growing concerns over inflation. The Federal Reserve increased the federal funds target rate to 0.25%–0.50% in March, while the European Central Bank left its benchmark interest rates unchanged but indicated it may end its bond-buying program. The Bank of England raised its benchmark rate to 0.75%.

The MSCI EAFE Index, which measures stock performance in 21 developed-markets nations outside North America, outperformed the –14.15% return of the MSCI Emerging Markets Index for the period. Both indexes trailed the –11.75% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Nearly all countries in the benchmark lost ground

Twenty of the 21 countries in the MSCI EAFE Index declined in U.S.-dollar terms for the six-month period. The largest index components were Japan (21.8%), the United Kingdom (15.7%) and France (11.4%), returning –15.4%, –0.6% and –12.4%, respectively. Collectively, these three nations represented almost one-half of the benchmark’s total market capitalization on April 30, 2022. The Netherlands was the worst performer, returning –28.0%.

Four of the benchmark’s five largest stocks outperformed

Four of the five largest stocks in the MSCI EAFE Index exceeded the benchmark’s overall return. Shell performed best with double-digit gains, followed by global drug manufacturer AstraZeneca, which also advanced. Nestle and Swiss pharmaceutical manufacturer Roche Holding declined but outpaced the index. Dutch semiconductor firm ASML Holding posted a sizable loss and trailed the index’s return.

  The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

  Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

22	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Performance as of April 30, 2022
International Equity Index Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	–12.68%	–8.84%	4.67%		5.83%		0.05%	0.05%
Advisor Class	12/4/15	–12.72	–8.96	4.53		5.75	†	0.17	0.17
Premier Class	9/30/09	–12.71	–8.99	4.52		5.66		0.20	0.20
Retirement Class	10/1/02	–12.79	–9.09	4.40		5.56		0.30	0.30
Class W	9/28/18	–12.63	–8.80	4.72	†	5.85	†	0.05	0.00
MSCI EAFE® Index	—	–11.80	–8.15	4.77		5.77		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
Holdings by country
% of portfolio investments as of 4/30/2022
Japan	21.4
United Kingdom	11.9
France	10.2
Switzerland	10.1
Australia	8.7
Germany	7.7
Netherlands	5.1
Sweden	3.2
Denmark	2.7
Hong Kong	2.4
23 other nations	13.8
Short-term investments	2.8
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 4/30/2022
More than $50 billion	44.8
More than $15 billion–$50 billion	35.6
More than $2 billion–$15 billion	19.6
Total	100.0

Fund profile
as of 4/30/2022
Net assets	$17.38 billion
Portfolio turnover rate*	3%
Number of holdings	846
Weighted median market capitalization	$45.08 billion
Price/earnings ratio (weighted 12-month trailing average)†	12.3

*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	23

Summary portfolio of investments (unaudited)

Equity Index Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS
660,628	*	Tesla, Inc	$575,248,437	1.8%
		Other	166,822,791	0.5
			742,071,228	2.3
BANKS
5,647,556		Bank of America Corp	201,504,798	0.6
2,329,856		JPMorgan Chase & Co	278,091,612	0.9
3,097,243		Wells Fargo & Co	135,132,712	0.4
		Other	706,592,561	2.2
			1,321,321,683	4.1
CAPITAL GOODS
1,184,509		Raytheon Technologies Corp	112,421,749	0.4
		Other	1,822,735,732	5.5
			1,935,157,481	5.9
COMMERCIAL & PROFESSIONAL SERVICES			373,802,269	1.2
CONSUMER DURABLES & APPAREL
988,577		Nike, Inc (Class B)	123,275,552	0.4
		Other	279,723,926	0.8
			402,999,478	1.2
CONSUMER SERVICES
594,700		McDonald’s Corp	148,175,452	0.5
		Other	551,395,381	1.7
			699,570,833	2.2
DIVERSIFIED FINANCIALS
1,455,652	*	Berkshire Hathaway, Inc (Class B)	469,928,135	1.5
		Other	1,232,944,770	3.7
			1,702,872,905	5.2
ENERGY
1,536,062		Chevron Corp	240,654,834	0.8
3,350,182	d	Exxon Mobil Corp	285,603,016	0.9
		Other	842,463,401	2.5
			1,368,721,251	4.2
FOOD & STAPLES RETAILING
351,519		Costco Wholesale Corp	186,909,683	0.6
1,125,403		Walmart, Inc	172,175,405	0.6
		Other	132,995,122	0.3
			492,080,210	1.5
FOOD, BEVERAGE & TOBACCO
3,085,632		Coca-Cola Co	199,362,684	0.6
1,098,193		PepsiCo, Inc	188,570,720	0.6
1,232,854		Philip Morris International, Inc	123,285,400	0.4
		Other	555,027,863	1.7
			1,066,246,667	3.3
HEALTH CARE EQUIPMENT & SERVICES
1,382,800		Abbott Laboratories	156,947,800	0.5
1,062,692		Medtronic plc	110,902,537	0.4
746,583		UnitedHealth Group, Inc	379,674,785	1.2
		Other	1,305,752,680	3.9
			1,953,277,802	6.0
Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
1,910,253		Procter & Gamble Co	$306,691,119	0.9%
		Other	195,389,732	0.6
			502,080,851	1.5
INSURANCE			737,212,830	2.3
MATERIALS			872,417,783	2.7
MEDIA & ENTERTAINMENT
238,755	*	Alphabet, Inc (Class A)	544,884,273	1.7
219,596	*	Alphabet, Inc (Class C)	504,923,671	1.6
3,581,806		Comcast Corp (Class A)	142,412,607	0.5
1,830,702	*	Meta Platforms, Inc	367,000,830	1.1
1,444,613	*	Walt Disney Co	161,262,149	0.5
		Other	489,472,816	1.4
			2,209,956,346	6.8
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,404,130		AbbVie, Inc	206,238,614	0.6
1,725,436		Bristol-Myers Squibb Co	129,873,568	0.4
501,937		Danaher Corp	126,051,439	0.4
673,920		Eli Lilly & Co	196,872,250	0.6
2,091,343		Johnson & Johnson	377,403,758	1.2
2,015,726		Merck & Co, Inc	178,774,739	0.6
4,435,615		Pfizer, Inc	217,655,628	0.7
312,604		Thermo Fisher Scientific, Inc	172,845,004	0.5
		Other	977,043,970	2.9
			2,582,758,970	7.9
REAL ESTATE			1,219,617,710	3.7
RETAILING
344,518	*	Amazon.com, Inc	856,344,276	2.6
828,957		Home Depot, Inc	249,018,683	0.8
		Other	734,184,299	2.2
			1,839,547,258	5.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,303,960	*	Advanced Micro Devices, Inc	111,514,659	0.4
320,911		Broadcom, Inc	177,909,849	0.6
3,219,647		Intel Corp	140,344,413	0.4
1,898,749		NVIDIA Corp	352,160,977	1.1
892,591		QUALCOMM, Inc	124,686,037	0.4
736,506		Texas Instruments, Inc	125,390,146	0.4
		Other	586,759,192	1.7
			1,618,765,273	5.0
SOFTWARE & SERVICES
506,282		Accenture plc	152,066,862	0.5
375,333	*	Adobe, Inc	148,613,101	0.5
685,501		Mastercard, Inc (Class A)	249,097,353	0.8
5,982,112		Microsoft Corp	1,660,155,722	5.1
740,250	*	salesforce.com, Inc	130,239,585	0.4
1,317,155		Visa, Inc (Class A)	280,725,245	0.9
		Other	1,811,778,707	5.4
			4,432,676,575	13.6
TECHNOLOGY HARDWARE & EQUIPMENT
12,252,148		Apple, Inc	1,931,551,132	5.9
3,363,231		Cisco Systems, Inc	164,731,054	0.5
		Other	420,555,883	1.3
			2,516,838,069	7.7

24	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Equity Index Fund  ■  April 30, 2022

Shares	Company	Value	% of net assets

TELECOMMUNICATION SERVICES
3,324,020	Verizon Communications, Inc	$153,902,126	0.5%
	Other	186,911,977	0.5
		340,814,103	1.0
TRANSPORTATION
508,769	Union Pacific Corp	119,199,489	0.4
	Other	502,854,605	1.5
		622,054,094	1.9
UTILITIES		919,704,074	2.8
	TOTAL COMMON STOCKS (Cost $16,694,061,612)	32,472,565,743	99.6

RIGHTS / WARRANTS

HEALTH CARE EQUIPMENT & SERVICES		3,581	0.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		276	0.0
	TOTAL RIGHTS / WARRANTS (Cost $276)	3,857	0.0

Principal	Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		92,475,964	0.3
REPURCHASE AGREEMENT		60,625,000	0.2
Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
102,378,941	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$102,378,941	0.3%
			102,378,941	0.3
		TOTAL SHORT-TERM INVESTMENTS (Cost $255,480,815)	255,479,905	0.8
		TOTAL PORTFOLIO (Cost $16,949,542,703)	32,728,049,505	100.4
		OTHER ASSETS & LIABILITIES, NET	(128,565,329)	(0.4)
		NET ASSETS	$32,599,484,176	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, amounted to $3,253,271 or 0.0% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

At 4/30/22, the aggregate value of securities on loan is $146,610,528. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short contracts	)	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation )
Russell 2000 E Mini Index	22		06/17/22	$2,168,502	$2,047,430	$(121,072)
S&P 500 E Mini Index	473		06/17/22	102,914,034	97,615,375	(5,298,659)
Total	495			$105,082,536	$99,662,805	$(5,419,731)

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	25

Summary portfolio of investments (unaudited)

Large-Cap Growth Index Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS
418,142	*	Tesla, Inc	$364,101,328	3.8%
		Other	5,229,307	0.1
			369,330,635	3.9
BANKS			5,109,662	0.1
CAPITAL GOODS
234,180		Caterpillar, Inc	49,304,257	0.5
140,006		Deere & Co	52,859,265	0.6
106,420		Lockheed Martin Corp	45,986,210	0.5
		Other	173,666,614	1.8
			321,816,346	3.4
COMMERCIAL & PROFESSIONAL SERVICES			81,819,156	0.9
CONSUMER DURABLES & APPAREL
622,121		Nike, Inc (Class B)	77,578,489	0.8
		Other	56,905,607	0.6
			134,484,096	1.4
CONSUMER SERVICES
20,584	*	Booking Holdings, Inc	45,497,021	0.5
577,206		Starbucks Corp	43,082,656	0.5
		Other	144,284,375	1.4
			232,864,052	2.4
DIVERSIFIED FINANCIALS
196,722		American Express Co	34,369,301	0.4
351,889		Blackstone, Inc	35,741,366	0.4
186,180		iShares Russell 1000 Growth Index Fund	45,381,375	0.5
		Other	129,457,625	1.3
			244,949,667	2.6
ENERGY			47,999,489	0.5
FOOD & STAPLES RETAILING
207,525		Costco Wholesale Corp	110,345,193	1.2
		Other	21,911,687	0.2
			132,256,880	1.4
FOOD, BEVERAGE & TOBACCO
1,375,480		Coca-Cola Co	88,869,763	0.9
575,513		PepsiCo, Inc	98,821,337	1.0
		Other	71,789,248	0.8
			259,480,348	2.7
HEALTH CARE EQUIPMENT & SERVICES
435,859		Abbott Laboratories	49,469,997	0.5
177,843	*	Intuitive Surgical, Inc	42,557,830	0.5
		Other	221,076,891	2.3
			313,104,718	3.3
HOUSEHOLD & PERSONAL PRODUCTS			67,327,092	0.7
INSURANCE			33,401,943	0.3
MATERIALS
120,609		Sherwin-Williams Co	33,162,651	0.4
		Other	66,349,634	0.6
			99,512,285	1.0
Shares		Company	Value	% of net assets

MEDIA & ENTERTAINMENT
130,092	*	Alphabet, Inc (Class A)	$296,894,662	3.1%
119,649	*	Alphabet, Inc (Class C)	275,112,535	2.9
1,158,658	*	Meta Platforms, Inc	232,276,169	2.4
216,893	*	Netflix, Inc	41,287,751	0.4
		Other	74,443,186	0.8
			920,014,303	9.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
887,382		AbbVie, Inc	130,338,668	1.4
230,613		Amgen, Inc	53,776,645	0.6
336,336		Eli Lilly & Co	98,253,836	1.0
225,812		Zoetis, Inc	40,025,177	0.4
		Other	226,473,330	2.3
			548,867,656	5.7
REAL ESTATE
226,574		American Tower Corp	54,608,865	0.6
216,184		Crown Castle International Corp	40,039,438	0.4
		Other	84,217,713	0.9
			178,866,016	1.9
RETAILING
218,050	*	Amazon.com, Inc	541,991,621	5.7
524,490		Home Depot, Inc	157,556,796	1.7
338,454		Lowe’s Companies, Inc	66,922,509	0.7
598,303		TJX Companies, Inc	36,664,008	0.4
		Other	161,374,731	1.6
			964,509,665	10.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
820,599	*	Advanced Micro Devices, Inc	70,177,626	0.7
444,637		Applied Materials, Inc	49,065,693	0.5
202,722		Broadcom, Inc	112,387,050	1.2
70,531		Lam Research Corp	32,850,519	0.3
1,201,826		NVIDIA Corp	222,902,668	2.3
566,552		QUALCOMM, Inc	79,141,649	0.8
287,394		Texas Instruments, Inc	48,928,829	0.5
		Other	123,483,238	1.4
			738,937,272	7.7
SOFTWARE & SERVICES
256,682		Accenture plc	77,097,006	0.8
236,622	*	Adobe, Inc	93,690,481	1.0
193,870		Automatic Data Processing, Inc	42,298,557	0.4
133,284		Intuit, Inc	55,812,675	0.6
433,624		Mastercard, Inc (Class A)	157,570,289	1.7
3,786,133		Microsoft Corp	1,050,727,630	11.0
754,565		Oracle Corp	55,385,071	0.6
590,144	*	PayPal Holdings, Inc	51,891,362	0.6
100,220	*	ServiceNow, Inc	47,915,182	0.5
833,445		Visa, Inc (Class A)	177,632,133	1.9
		Other	517,878,405	5.3
			2,327,898,791	24.4
TECHNOLOGY HARDWARE & EQUIPMENT
7,754,798		Apple, Inc	1,222,543,905	12.8
		Other	92,706,616	1.0
			1,315,250,521	13.8

26	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Large-Cap Growth Index Fund  ■  April 30, 2022

Shares	Company	Value	% of net assets

TRANSPORTATION
203,840	Union Pacific Corp	$47,757,674	0.5%
363,331	United Parcel Service, Inc (Class B)	65,392,313	0.7
	Other	85,455,978	0.9
		198,605,965	2.1
UTILITIES		2,671,786	0.0
	TOTAL COMMON STOCKS (Cost $4,441,794,484)	9,539,078,344	99.9

Principal	Issuer

SHORT-TERM INVESTMENTS

REPURCHASE AGREEMENT		5,930,000	0.0
Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
16,050,532	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$16,050,532	0.2%
			16,050,532	0.2
		TOTAL SHORT-TERM INVESTMENTS (Cost $21,980,532)	21,980,532	0.2
		TOTAL PORTFOLIO (Cost $4,463,775,016)	9,561,058,876	100.1
		OTHER ASSETS & LIABILITIES, NET	(14,012,956)	(0.1)
		NET ASSETS	$9,547,045,920	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities on loan is $18,626,427. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	27

Summary portfolio of investments (unaudited)

Large-Cap Value Index Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$71,940,104	0.9%
BANKS
3,055,860		Bank of America Corp	109,033,085	1.3
851,885		Citigroup, Inc	41,069,376	0.5
1,264,526		JPMorgan Chase & Co	150,933,823	1.8
1,676,728		Wells Fargo & Co	73,155,643	0.9
		Other	230,080,262	2.6
			604,272,189	7.1
CAPITAL GOODS
230,134	*	Boeing Co	34,253,145	0.4
469,444		General Electric Co	34,997,050	0.4
231,517		Honeywell International, Inc	44,800,855	0.5
643,600		Raytheon Technologies Corp	61,084,076	0.7
		Other	495,581,263	5.9
			670,716,389	7.9
COMMERCIAL & PROFESSIONAL SERVICES			93,991,820	1.1
CONSUMER DURABLES & APPAREL			74,154,382	0.9
CONSUMER SERVICES
263,978		McDonald’s Corp	65,772,758	0.8
		Other	82,469,357	1.0
			148,242,115	1.8
DIVERSIFIED FINANCIALS
790,046	*	Berkshire Hathaway, Inc (Class B)	255,050,550	3.0
61,439		BlackRock, Inc	38,379,715	0.5
646,301		Charles Schwab Corp	42,869,145	0.5
154,673		CME Group, Inc	33,925,976	0.4
132,928		Goldman Sachs Group, Inc	40,608,175	0.5
569,821		Morgan Stanley	45,921,874	0.6
		Other	265,342,547	3.0
			722,097,982	8.5
ENERGY
833,173		Chevron Corp	130,533,214	1.6
567,127		ConocoPhillips	54,171,971	0.6
1,823,702		Exxon Mobil Corp	155,470,596	1.8
		Other	286,697,439	3.4
			626,873,220	7.4
FOOD & STAPLES RETAILING
607,937		Walmart, Inc	93,008,282	1.1
		Other	47,232,506	0.6
			140,240,788	1.7
FOOD, BEVERAGE & TOBACCO
596,021		Mondelez International, Inc	38,431,434	0.5
669,260		Philip Morris International, Inc	66,926,000	0.8
		Other	232,710,235	2.7
			338,067,669	4.0
HEALTH CARE EQUIPMENT & SERVICES
373,465		Abbott Laboratories	42,388,277	0.5
105,382		Anthem, Inc	52,894,387	0.6
140,706		Cigna Corp	34,723,427	0.4
565,737		CVS Health Corp	54,384,298	0.7
577,208		Medtronic plc	60,237,427	0.7
377,173		UnitedHealth Group, Inc	191,811,329	2.3
		Other	280,522,068	3.3
			716,961,213	8.5
Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
1,036,325		Procter & Gamble Co	$166,381,979	2.0%
		Other	39,063,947	0.4
			205,445,926	2.4
INSURANCE
185,173		Chubb Ltd	38,228,966	0.5
		Other	314,143,425	3.7
			352,372,391	4.2
MATERIALS			344,883,170	4.1
MEDIA & ENTERTAINMENT
17,975	*	Alphabet, Inc (Class A)	41,022,365	0.5
16,568	*	Alphabet, Inc (Class C)	38,095,299	0.5
1,934,000		Comcast Corp (Class A)	76,895,840	0.9
742,640	*	Walt Disney Co	82,900,903	1.0
		Other	148,577,278	1.7
			387,491,685	4.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
937,363		Bristol-Myers Squibb Co	70,555,313	0.8
258,349		Danaher Corp	64,879,184	0.8
1,134,810		Johnson & Johnson	204,787,813	2.4
1,091,694		Merck & Co, Inc	96,822,341	1.1
2,404,564		Pfizer, Inc	117,991,955	1.4
153,647		Thermo Fisher Scientific, Inc	84,954,499	1.0
		Other	204,890,407	2.5
			844,881,512	10.0
REAL ESTATE
316,909		Prologis, Inc	50,797,344	0.6
		Other	375,842,132	4.4
			426,639,476	5.0
RETAILING			136,282,979	1.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,742,355		Intel Corp	75,949,254	0.9
		Other	137,379,542	1.6
			213,328,796	2.5
SOFTWARE & SERVICES
384,155		International Business Machines Corp	50,789,132	0.6
324,706	*	salesforce.com, Inc	57,128,774	0.7
		Other	226,500,676	2.7
			334,418,582	4.0
TECHNOLOGY HARDWARE & EQUIPMENT
1,816,397		Cisco Systems, Inc	88,967,125	1.1
		Other	115,283,783	1.3
			204,250,908	2.4
TELECOMMUNICATION SERVICES
3,071,032		AT&T, Inc	57,919,664	0.7
1,806,494		Verizon Communications, Inc	83,640,672	1.0
		Other	35,629,997	0.4
			177,190,333	2.1

28	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Large-Cap Value Index Fund  ■  April 30, 2022

Shares	Company	Value	% of net assets

TRANSPORTATION
955,845	CSX Corp	$32,823,717	0.4%
	Other	113,914,404	1.3
		146,738,121	1.7
UTILITIES
331,870	Duke Energy Corp	36,558,799	0.4
843,046	NextEra Energy, Inc	59,873,127	0.7
455,653	Southern Co	33,440,374	0.4
	Other	334,927,333	4.0
		464,799,633	5.5
	TOTAL COMMON STOCKS (Cost $6,033,247,240)	$8,446,281,383	99.9
Shares		Company	Value	% of net assets

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
6,892,890	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$6,892,890	0.1%
			6,892,890	0.1
		TOTAL SHORT-TERM INVESTMENTS (Cost $6,892,890)	6,892,890	0.1
		TOTAL PORTFOLIO (Cost $6,040,140,130)	8,453,174,273	100.0
		OTHER ASSETS & LIABILITIES, NET	1,764,669	0.0
		NET ASSETS	$8,454,938,942	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities on loan is $20,540,447. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	29

Summary portfolio of investments (unaudited)

S&P 500 Index Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS
167,796	*	Tesla, Inc	$146,110,045	2.1%
		Other	29,637,951	0.4
			175,747,996	2.5
BANKS
1,423,651		Bank of America Corp	50,795,868	0.7
591,867		JPMorgan Chase & Co	70,645,245	1.0
781,848		Wells Fargo & Co	34,112,028	0.5
		Other	103,727,149	1.5
			259,280,290	3.7
CAPITAL GOODS
301,092		Raytheon Technologies Corp	28,576,642	0.4
		Other	349,006,431	5.0
			377,583,073	5.4
COMMERCIAL & PROFESSIONAL SERVICES			53,800,589	0.8
CONSUMER DURABLES & APPAREL
256,606		Nike, Inc (Class B)	31,998,768	0.5
		Other	32,536,544	0.4
			64,535,312	0.9
CONSUMER SERVICES
149,547		McDonald’s Corp	37,261,131	0.5
		Other	99,267,914	1.4
			136,529,045	1.9
DIVERSIFIED FINANCIALS
366,641	*	Berkshire Hathaway, Inc (Class B)	118,362,714	1.7
		Other	240,899,434	3.4
			359,262,148	5.1
ENERGY
386,453		Chevron Corp	60,545,592	0.9
848,577	d	Exxon Mobil Corp	72,341,189	1.0
		Other	159,667,071	2.2
			292,553,852	4.1
FOOD & STAPLES RETAILING
88,851		Costco Wholesale Corp	47,243,854	0.7
283,260		Walmart, Inc	43,335,947	0.6
		Other	21,877,068	0.3
			112,456,869	1.6
FOOD, BEVERAGE & TOBACCO
778,327		Coca-Cola Co	50,287,708	0.7
277,001		PepsiCo, Inc	47,563,842	0.7
310,958		Philip Morris International, Inc	31,095,800	0.4
		Other	115,686,513	1.7
			244,633,863	3.5
HEALTH CARE EQUIPMENT & SERVICES
354,034		Abbott Laboratories	40,182,859	0.6
188,550		UnitedHealth Group, Inc	95,887,103	1.4
		Other	293,650,810	4.1
			429,720,772	6.1
Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
479,822		Procter & Gamble Co	$77,035,422	1.1%
		Other	42,984,303	0.6
			120,019,725	1.7
INSURANCE			148,954,489	2.1
MATERIALS
102,311		Linde plc	31,916,940	0.5
		Other	162,080,362	2.3
			193,997,302	2.8
MEDIA & ENTERTAINMENT
60,269	*	Alphabet, Inc (Class A)	137,545,309	2.0
55,661	*	Alphabet, Inc (Class C)	127,983,007	1.8
905,651		Comcast Corp (Class A)	36,008,684	0.5
462,799	*	Meta Platforms, Inc	92,777,315	1.3
364,875	*	Walt Disney Co	40,730,996	0.6
		Other	87,828,691	1.2
			522,874,002	7.4
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
354,402		AbbVie, Inc	52,054,566	0.7
438,916		Bristol-Myers Squibb Co	33,037,207	0.5
127,716		Danaher Corp	32,073,319	0.5
159,135		Eli Lilly & Co	46,488,108	0.7
527,207		Johnson & Johnson	95,139,775	1.4
505,817		Merck & Co, Inc	44,860,910	0.6
1,125,075		Pfizer, Inc	55,207,430	0.8
78,832		Thermo Fisher Scientific, Inc	43,587,789	0.6
		Other	161,940,492	2.2
			564,389,596	8.0
REAL ESTATE			204,731,965	2.9
RETAILING
87,705	*	Amazon.com, Inc	218,002,179	3.1
209,170		Home Depot, Inc	62,834,668	0.9
		Other	144,554,466	2.0
			425,391,313	6.0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
82,741		Broadcom, Inc	45,870,783	0.7
816,025		Intel Corp	35,570,530	0.5
500,937		NVIDIA Corp	92,908,785	1.3
225,146		QUALCOMM, Inc	31,450,645	0.4
185,516		Texas Instruments, Inc	31,584,099	0.4
		Other	138,329,767	2.0
			375,714,609	5.3
SOFTWARE & SERVICES
126,440		Accenture plc	37,977,518	0.5
94,436	*	Adobe, Inc	37,391,934	0.5
172,936		Mastercard, Inc (Class A)	62,841,484	0.9
1,502,516		Microsoft Corp	416,978,240	5.9
197,343	*	salesforce.com, Inc	34,720,527	0.5
332,254		Visa, Inc (Class A)	70,813,295	1.0
		Other	256,902,070	3.7
			917,625,068	13.0

30	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

S&P 500 Index Fund  ■  April 30, 2022

Shares	Company	Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
3,107,306	Apple, Inc	$489,866,791	7.0%
843,564	Cisco Systems, Inc	41,317,765	0.6
	Other	82,468,191	1.1
		613,652,747	8.7
TELECOMMUNICATION SERVICES
844,437	Verizon Communications, Inc	39,097,433	0.6
	Other	43,016,892	0.6
		82,114,325	1.2
TRANSPORTATION
127,189	Union Pacific Corp	29,799,111	0.4
	Other	96,171,240	1.4
		125,970,351	1.8
UTILITIES		201,254,849	2.9
	TOTAL COMMON STOCKS (Cost $3,021,137,320)	7,002,794,150	99.4

Principal	Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		4,999,867	0.1
Shares		Company	Value	% of net assets

REPURCHASE AGREEMENT
$28,945,000	r	Fixed Income Clearing Corp (FICC) 0.250%, 05/02/22	$28,945,000	0.4%
			28,945,000	0.4
TREASURY DEBT			2,394,919	0.0
		TOTAL SHORT-TERM INVESTMENTS (Cost $36,339,745)	36,339,786	0.5
		TOTAL PORTFOLIO (Cost $3,057,477,065)	7,039,133,936	99.9
		OTHER ASSETS & LIABILITIES, NET	8,275,127	0.1
		NET ASSETS	$7,047,409,063	100.0%

*	Non-income producing
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $28,945,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 8/15/45, valued at $29,523,946.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities on loan is $4,012,776. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of April 30, 2022 were as follows:

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
S&P 500 E Mini Index	170		06/17/22	$36,605,571	$35,083,750	$(1,521,821)

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	31

Summary portfolio of investments (unaudited)

Small-Cap Blend Index Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$48,631,789	1.4%
BANKS
186,269		First Financial Bankshares, Inc	7,447,035	0.2
159,074		Glacier Bancorp, Inc	7,279,226	0.2
110,781		South State Corp	8,578,881	0.3
		Other	339,547,799	9.5
			362,852,941	10.2
CAPITAL GOODS
52,111	*	Chart Industries, Inc	8,797,379	0.3
76,506		EMCOR Group, Inc	8,146,359	0.2
63,638	*	WESCO International, Inc	7,844,020	0.2
299,523	*	WillScot Mobile Mini Holdings Corp	10,513,257	0.3
		Other	313,781,955	8.9
			349,082,970	9.9
COMMERCIAL & PROFESSIONAL SERVICES
72,981	*	ASGN Inc	8,279,694	0.2
203,906		KBR, Inc	10,038,292	0.3
77,501		Tetra Tech, Inc	10,794,339	0.3
		Other	103,850,856	3.0
			132,963,181	3.8
CONSUMER DURABLES & APPAREL
34,401	*	Helen of Troy Ltd	7,379,358	0.2
		Other	92,953,438	2.6
			100,332,796	2.8
CONSUMER SERVICES
137,596	*	Scientific Games Corp (Class A)	7,713,632	0.2
100,353		Texas Roadhouse, Inc (Class A)	8,262,062	0.2
		Other	90,342,655	2.6
			106,318,349	3.0
DIVERSIFIED FINANCIALS
144,615	e	iShares Russell 2000 Index Fund	26,746,544	0.8
		Other	128,564,177	3.6
			155,310,721	4.4
ENERGY
411,205	*	Antero Resources Corp	14,474,416	0.4
150,848		Chesapeake Energy Corp	12,372,553	0.4
158,627		Matador Resources Co	7,744,170	0.2
212,590		Murphy Oil Corp	8,095,427	0.2
377,979		Ovintiv, Inc	19,348,745	0.6
140,624		PDC Energy, Inc	9,807,118	0.3
342,320	*	Range Resources Corp	10,249,061	0.3
1,462,607	*	Southwestern Energy Co	10,969,552	0.3
		Other	158,673,255	4.4
			251,734,297	7.1
FOOD & STAPLES RETAILING
196,768	*	BJ’s Wholesale Club Holdings, Inc	12,662,021	0.4
216,940	*	Performance Food Group Co	10,684,295	0.3
		Other	22,026,151	0.6
			45,372,467	1.3
FOOD, BEVERAGE & TOBACCO			60,277,148	1.7%
Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
117,772	*	HealthEquity, Inc	$7,339,551	0.2
38,779	*	Inspire Medical Systems, Inc	7,979,167	0.2
43,604	*	LHC Group, Inc	7,231,723	0.2
48,337	*	Shockwave Medical Inc	7,305,171	0.2
152,523	*	Tenet Healthcare Corp	11,059,443	0.3
		Other	211,627,866	6.0
			252,542,921	7.1
HOUSEHOLD & PERSONAL PRODUCTS			30,830,653	0.9
INSURANCE			69,431,185	2.0
MATERIALS			143,241,832	4.0
MEDIA & ENTERTAINMENT
742,780	*,e	AMC Entertainment Holdings, Inc	11,364,534	0.3
		Other	65,628,656	1.9
			76,993,190	2.2
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
197,993	*	Halozyme Therapeutics, Inc	7,899,921	0.2
		Other	279,498,021	7.9
			287,397,942	8.1
REAL ESTATE
57,998		EastGroup Properties, Inc	10,874,625	0.3
315,958		Independence Realty Trust, Inc	8,613,015	0.2
77,632	*	Ryman Hospitality Properties	7,257,039	0.2
256,871		STAG Industrial, Inc	9,586,426	0.3
105,995		Terreno Realty Corp	7,711,136	0.2
		Other	237,617,114	6.7
			281,659,355	7.9
RETAILING
432,195		Macy’s, Inc	10,446,153	0.3
33,366		Murphy USA, Inc	7,794,298	0.2
		Other	95,082,214	2.7
			113,322,665	3.2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
194,657	*	Lattice Semiconductor Corp	9,351,322	0.3
54,215	*	Silicon Laboratories, Inc	7,314,146	0.2
56,631	*	Synaptics, Inc	8,406,306	0.2
		Other	82,395,797	2.3
			107,467,571	3.0
SOFTWARE & SERVICES
80,877	*	Rapid7, Inc	7,725,371	0.2
131,820	*	SailPoint Technologies Holding, Inc	8,414,071	0.2
131,738	*	Tenable Holdings, Inc	7,275,890	0.2
365,208	*	Vonage Holdings Corp	7,289,552	0.2
		Other	217,462,330	6.2
			248,167,214	7.0
TECHNOLOGY HARDWARE & EQUIPMENT
151,156	*	II-VI, Inc	9,252,259	0.3
		Other	107,204,162	3.0
			116,456,421	3.3
TELECOMMUNICATION SERVICES			25,989,499	0.7%

32	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Small-Cap Blend Index Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

TRANSPORTATION
59,423	*	Avis Budget Group, Inc	$15,905,754	0.5
37,868	*	Saia, Inc	7,799,293	0.2
		Other	43,341,281	1.2
			67,046,328	1.9
UTILITIES
95,447		Southwest Gas Holdings Inc	8,409,835	0.2
		Other	101,110,215	2.9
			109,520,050	3.1
		TOTAL COMMON STOCKS (Cost $2,835,309,703)	3,542,943,485	100.0

RIGHTS / WARRANTS

ENERGY			233,244	0.0
HEALTH CARE EQUIPMENT & SERVICES			4,672	0.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			561	0.0
		TOTAL RIGHTS / WARRANTS (Cost $561)	238,477	0.0
Shares		Company	Value	% of net assets

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
123,403,966	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	$123,403,966	3.5%
			123,403,966	3.5
		TOTAL SHORT-TERM INVESTMENTS (Cost $123,403,966)	123,403,966	3.5
		TOTAL PORTFOLIO (Cost $2,958,714,230)	3,666,585,928	103.5
		OTHER ASSETS & LIABILITIES, NET	(122,384,333)	(3.5)
		NET ASSETS	$3,544,201,595	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $157,009,941. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, amounted to $5,412,393 or 0.2% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	33

Summary portfolio of investments (unaudited)

Emerging Markets Equity Index Fund  ■  April 30, 2022

Principal		Issuer	Value	% of net assets

CORPORATE BOND

INDIA			$21,350	0.0%
		TOTAL CORPORATE BONDS (Cost $22,656)	21,350	0.0

Shares		Company

COMMON STOCKS

BRAZIL
3,451,253		Itau Unibanco Holding S.A.	16,663,075	0.3
2,723,716		Petroleo Brasileiro S.A.	18,422,731	0.4
3,472,668		Petroleo Brasileiro S.A. (Preference)	21,268,902	0.4
2,896,533		Vale S.A.	48,797,466	1.0
		Other	149,770,296	3.1
			254,922,470	5.2
CHILE			23,475,949	0.5
CHINA
10,846,720	*	Alibaba Group Holding Ltd	132,304,793	2.7
197,689	*	Baidu, Inc (ADR)	24,547,043	0.5
57,828,953		Bank of China Ltd - H	22,691,066	0.5
601,000		BYD Co Ltd (H shares)	17,490,135	0.4
69,211,641		China Construction Bank Corp - H	49,306,304	1.0
2,801,868		China Merchants Bank Co Ltd	16,887,544	0.4
41,008,777		Industrial & Commercial Bank of China Ltd - H	24,720,349	0.5
1,440,119	*	JD.com, Inc	44,900,802	0.9
2,943,600	*,g	Meituan Dianping (Class B)	63,070,737	1.3
1,499,225		NetEase, Inc	28,718,057	0.6
946,934	*	NIO, Inc (ADR)	15,813,798	0.3
4,585,526		Ping An Insurance Group Co of China Ltd	28,983,794	0.6
4,109,004		Tencent Holdings Ltd	193,636,342	3.9
2,535,301	*,g	Wuxi Biologics Cayman, Inc	18,712,576	0.4
10,199,000	*,g	Xiaomi Corp	15,526,327	0.3
		Other	774,272,316	15.6
			1,471,581,983	29.9
COLOMBIA			10,679,576	0.2
CZECH REPUBLIC			8,260,609	0.2
EGYPT			3,367,701	0.1
GREECE			11,635,655	0.2
HONG KONG			7,386,109	0.2
HUNGARY			9,312,918	0.2
INDIA
1,651,824		Axis Bank Ltd	15,570,986	0.3
192,468		Bajaj Finance Ltd	16,591,110	0.3
1,756,140	*	Bharti Airtel Ltd	16,854,234	0.3
587,049		Hindustan Lever Ltd	17,055,933	0.4
1,192,071		Housing Development Finance Corp	34,393,561	0.7
3,708,953		ICICI Bank Ltd	35,654,393	0.7
2,409,021		Infosys Technologies Ltd	48,824,063	1.0
2,047,947		Reliance Industries Ltd	74,202,083	1.5
669,384		Tata Consultancy Services Ltd	30,850,792	0.6
		Other	370,169,820	7.6
			660,166,975	13.4
Shares		Company	Value	% of net assets

INDONESIA
40,398,175		Bank Central Asia Tbk PT	$22,658,189	0.5%
46,795,049		Bank Rakyat Indonesia	15,591,503	0.3
		Other	57,657,581	1.1
			95,907,273	1.9
KOREA, REPUBLIC OF
392,523		Hynix Semiconductor, Inc	34,396,043	0.7
85,358		Naver Corp	19,014,262	0.4
3,412,655		Samsung Electronics Co Ltd	181,872,482	3.7
594,102		Samsung Electronics Co Ltd (Preference)	27,853,663	0.6
39,631		Samsung SDI Co Ltd	18,878,396	0.4
		Other	326,980,899	6.6
			608,995,745	12.4
KUWAIT
5,233,213	h	National Bank of Kuwait SAKP	17,935,988	0.4
		Other	22,819,380	0.4
			40,755,368	0.8
LUXEMBOURG			1,646,862	0.0
MALAYSIA			77,516,984	1.6
MEXICO
21,745,241		America Movil S.A.B. de C.V.	21,162,889	0.4
		Other	86,560,113	1.8
			107,723,002	2.2
PERU			12,210,937	0.2
PHILIPPINES			38,475,085	0.8
POLAND			31,476,019	0.6
QATAR
3,107,150		Qatar National Bank	19,836,957	0.4
		Other	31,035,416	0.6
			50,872,373	1.0
ROMANIA			2,068,277	0.0
RUSSIA			12,291	0.0
SAUDI ARABIA
871,436		Al Rajhi Bank	40,823,404	0.8
1,531,126		National Commercial Bank	32,092,112	0.7
1,609,655	g	Saudi Arabian Oil Co	19,235,028	0.4
653,134		Saudi Basic Industries Corp	22,625,643	0.5
		Other	116,852,211	2.3
			231,628,398	4.7
SINGAPORE			1,311,578	0.0
SOUTH AFRICA
3,613,398		FirstRand Ltd	15,561,748	0.3
154,534		Naspers Ltd (N Shares)	15,585,671	0.3
		Other	140,633,264	2.9
			171,780,683	3.5

34	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Emerging Markets Equity Index Fund  ■  April 30, 2022

Shares	Company	Value	% of net assets

TAIWAN
8,830,002	Hon Hai Precision Industry Co, Ltd	$30,252,289	0.6%
1,092,170	MediaTek, Inc	30,108,919	0.6
17,581,848	Taiwan Semiconductor Manufacturing Co Ltd	317,926,306	6.5
	Other	363,324,039	7.4
		741,611,553	15.1
TANZANIA, UNITED REPUBLIC OF		5,953,807	0.1
THAILAND		82,795,518	1.7
TURKEY		15,152,768	0.3
UNITED ARAB EMIRATES
2,458,021	Emirates Telecommunications Group Co PJSC	23,510,383	0.5
3,227,335	National Bank of Abu Dhabi PJSC	19,716,965	0.4
	Other	30,544,929	0.6
		73,772,277	1.5
UNITED STATES		8,017,378	0.2
	TOTAL COMMON STOCKS (Cost $4,354,225,049)	4,860,474,121	98.7

PREFERRED STOCKS

PHILIPPINES		589	0.0
	TOTAL PREFERRED STOCKS (Cost $725)	589	0.0

RIGHTS / WARRANTS

EGYPT		111,354	0.0
THAILAND		2,497	0.0
	TOTAL RIGHTS / WARRANTS (Cost $296,292)	113,851	0.0

Principal	Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		39,982,606	0.8
Shares		Company	Value	% of net assets

TREASURY DEBT			$14,999,490	0.3%
REPURCHASE AGREEMENT			8,040,000	0.2
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
21,704,964	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	21,704,964	0.4
			21,704,964	0.4
		TOTAL SHORT-TERM INVESTMENTS (Cost $84,727,049)	84,727,060	1.7
		TOTAL PORTFOLIO (Cost $4,439,271,771)	4,945,336,971	100.4
		OTHER ASSETS & LIABILITIES, NET	(19,243,578)	(0.4)
		NET ASSETS	$4,926,093,393	100.0%

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities, including those in “Other,” is $241,770,332 or 4.9% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities on loan is 74,655,776. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of April 30, 2022 were as follows:

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
ICE US MSCI Emerging Markets EM Index Futures	1,396		06/17/22	$75,571,803	$73,806,520	$(1,765,283)

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	35

Summary of portfolio of investments (unaudited)

International Equity Index Fund  ■  April 30, 2022

Shares		Company	Value	% of net assets

COMMON STOCKS

AUSTRALIA
5,738,152		BHP Billiton Ltd	$191,742,785	1.1%
1,937,797		Commonwealth Bank of Australia	140,845,896	0.8
549,199		CSL Ltd	104,814,691	0.6
11,274,303		Glencore Xstrata plc	69,468,468	0.4
3,696,740		National Australia Bank Ltd	84,391,674	0.5
1,271,516		Rio Tinto plc	89,840,419	0.5
4,145,326		Westpac Banking Corp	69,392,708	0.4
		Other	769,709,682	4.4
			1,520,206,323	8.7
AUSTRIA			44,998,357	0.3
BELGIUM			146,540,803	0.8
BRAZIL			9,519,649	0.1
CHILE			8,859,743	0.0
CHINA			95,795,974	0.6
DENMARK
1,912,800		Novo Nordisk AS	218,491,935	1.3
		Other	252,087,678	1.4
			470,579,613	2.7
FINLAND			203,124,087	1.2
FRANCE
538,835		Air Liquide	93,222,909	0.5
674,544		Airbus SE	73,843,574	0.4
1,295,013		BNP Paribas S.A.	67,148,204	0.4
283,427		L’Oreal S.A.	103,113,539	0.6
315,800		LVMH Moet Hennessy Louis Vuitton S.A.	204,365,236	1.2
1,301,669		Sanofi-Aventis	137,579,751	0.8
2,853,994		Total S.A.	140,139,568	0.8
		Other	951,728,414	5.5
			1,771,141,195	10.2

GERMANY
463,238		Allianz AG.	104,522,281	0.6
1,109,472	*	Bayer AG.	73,082,074	0.4
976,799	*	Daimler AG. (Registered)	68,181,710	0.4
3,665,297		Deutsche Telekom AG.	67,518,981	0.4
1,187,044		SAP AG.	120,302,098	0.7
871,377		Siemens AG.	107,140,135	0.6
		Other	809,992,863	4.7
			1,350,740,142	7.8
HONG KONG
13,732,347		AIA Group Ltd	134,903,247	0.8
		Other	284,591,562	1.6
			419,494,809	2.4
IRELAND			109,846,744	0.6
Shares		Company	Value	% of net assets

ISRAEL			$112,343,712	0.6%
ITALY			338,313,646	1.9
JAPAN
1,854,023		KDDI Corp	61,395,397	0.4
221,186		Keyence Corp	88,917,683	0.5
13,572,588		Mitsubishi UFJ Financial Group, Inc	78,902,518	0.5
1,433,732		Sony Corp	123,732,527	0.7
169,453		Tokyo Electron Ltd	71,500,084	0.4
12,042,850	*	Toyota Motor Corp	206,338,648	1.2
		Other	3,086,468,602	17.7
			3,717,255,459	21.4
JORDAN			4,906,114	0.0
LUXEMBOURG			35,490,412	0.2
MACAU			20,308,728	0.1
NETHERLANDS
471,244		ASML Holding NV	267,449,102	1.5
8,760,752		Shell plc	235,190,201	1.4
		Other	393,933,720	2.3
			896,573,023	5.2
NEW ZEALAND			42,742,733	0.2
NORWAY			118,105,309	0.7
POLAND			1,425,361	0.0
PORTUGAL			28,676,600	0.2
SAUDI ARABIA			6,882,457	0.0
SINGAPORE			237,523,715	1.4
SOUTH AFRICA
1,460,562		Anglo American plc	64,689,712	0.4
			64,689,712	0.4
SPAIN
6,572,441		Iberdrola S.A.	75,522,624	0.4
		Other	334,320,291	2.0
			409,842,915	2.4
SWEDEN			554,039,317	3.2
SWITZERLAND
597,422		Cie Financiere Richemont S.A.	69,414,871	0.4
3,195,817		Nestle S.A.	412,561,041	2.4
2,491,097		Novartis AG.	220,136,353	1.3
798,414		Roche Holding AG.	296,062,861	1.7
4,041,185		UBS Group AG	68,605,707	0.4
170,749		Zurich Insurance Group AG	77,736,814	0.4
		Other	612,348,826	3.5
			1,756,866,473	10.1
TAIWAN			30,397,748	0.2
UNITED ARAB EMIRATES			1,530	0.0

36	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary of portfolio of investments (unaudited)	concluded

International Equity Index Fund  ■  April 30, 2022

Shares	Company	Value	% of net assets

UNITED KINGDOM
1,765,902	AstraZeneca plc	$235,644,218	1.4%
22,446,478	BP plc	108,366,959	0.6
2,477,954	British American Tobacco plc	103,856,874	0.6
2,669,163	Diageo plc	133,161,483	0.8
23,122,836	HSBC Holdings plc	144,497,575	0.8
813,969	Reckitt Benckiser Group plc	63,477,830	0.4
2,228,865	RELX plc	66,398,961	0.4
2,938,190	Unilever plc	136,596,799	0.8
	Other	1,077,791,986	6.1
		2,069,792,685	11.9
UNITED STATES
5,762,806	GlaxoSmithKline plc	129,908,521	0.7
611,432	Schneider Electric S.A.	87,721,611	0.5
	Other	136,101,069	0.8
		353,731,201	2.0
	TOTAL COMMON STOCKS (Cost $15,181,788,109)	16,950,756,289	97.5

Principal	Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		192,052,516	1.1
Shares		Company	Value	% of net assets

TREASURY DEBT			$19,999,319	0.1%
REPURCHASE AGREEMENT
$61,695,000	r	Fixed Income Clearing Corp (FICC) 0.250%, 05/02/22	61,695,000	0.4
			61,695,000	0.4
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
216,734,566	c	State Street Navigator Securities Lending Government Money Market Portfolio 0.310%	216,734,566	1.2
			216,734,566	1.2
		TOTAL SHORT-TERM INVESTMENTS (Cost $490,521,153)	490,481,401	2.8
		TOTAL PORTFOLIO (Cost $15,672,309,262)	17,441,237,690	100.3
		OTHER ASSETS & LIABILITIES, NET	(57,779,649)	(0.3)
		NET ASSETS	$17,383,458,041	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $61,695,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 3.000% and maturity date 5/15/45, valued at $62,928,951.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 4/30/22, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, amounted to $262,442,491 or 1.5% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

At 4/30/22, the aggregate value of securities on loan is 389,945,535. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of April 30, 2022 were as follows:

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
MSCI EAFE Index	3,005		06/17/22	$316,218,619	$299,989,150	$(16,229,469)

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	37

Statements of assets and liabilities (unaudited)

TIAA-CREF Funds  ■  April 30, 2022

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
ASSETS
Portfolio investments, at value*†	$32,728,049,505	$9,561,058,876	$8,453,174,273	$7,039,133,936	$3,666,585,928	$4,945,336,971	$17,441,237,690
Cash	—	4,232	—	361,352	—	5,513,326	26,006,404
Cash – foreign^	—	—	—	—	—	1,909,602	16,907,901
Receivable from securities transactions	—	—	4,071,623	—	3,483,671	3,785,473	11,856,910
Receivable from Fund shares sold	62,279,530	8,452,940	5,564,493	5,825,670	1,149,593	14,566,101	27,636,924
Dividends and interest receivable	24,157,084	3,832,851	9,377,509	5,609,893	1,322,778	8,389,682	106,151,029
Due from affiliates	782,469	927	1,473	899	—	705,235	369,120
Other	1,179,654	381,030	374,810	361,283	203,590	153,995	1,564,996
Total assets	32,816,448,242	9,573,730,856	8,472,564,181	7,051,293,033	3,672,745,560	4,980,360,385	17,631,730,974
LIABILITIES
Management fees payable	1,144,737	325,273	293,957	250,654	125,967	498,214	594,287
Service agreement fees payable	159,017	199,706	286,062	436,676	191,998	108,472	290,653
Distribution fees payable	296,893	—	—	—	—	7,236	19,405
Due to affiliates	30,793	11,050	10,808	10,487	6,038	9,779	19,692
Overdraft payable	118,709	—	3,541,134	—	2,600,204	—	—
Payable for collateral for securities loaned	102,378,941	16,050,532	6,892,890	—	123,403,966	21,704,964	216,734,566
Payable for securities transactions	103,743,755	5,846,745	2,846,684	—	—	7,134,793	11,906,159
Payable for delayed delivery securities	—	—	—	—	—	554,129	—
Payable for Fund shares redeemed	2,186,217	3,791,157	3,297,403	1,251,293	1,963,494	337,204	1,237,056
Payable for variation margin on futures contracts	5,418,548	—	—	1,521,414	—	1,762,379	16,223,219
Payable for trustee compensation	1,132,014	356,711	365,594	352,128	198,744	130,986	746,910
Accrued expenses and other payables	354,442	103,762	90,707	61,318	53,554	22,018,836	500,986
Total liabilities	216,964,066	26,684,936	17,625,239	3,883,970	128,543,965	54,266,992	248,272,933
NET ASSETS	$32,599,484,176	$9,547,045,920	$8,454,938,942	$7,047,409,063	$3,544,201,595	$4,926,093,393	$17,383,458,041
NET ASSETS CONSIST OF:
Paid-in-capital	$16,818,011,961	$3,560,140,614	$6,082,256,234	$2,653,160,455	$2,855,501,286	$4,965,490,296	$16,130,758,915
Total distributable earnings (loss)	15,781,472,215	5,986,905,306	2,372,682,708	4,394,248,608	688,700,309	(39,396,903)	1,252,699,126
NET ASSETS	$32,599,484,176	$9,547,045,920	$8,454,938,942	$7,047,409,063	$3,544,201,595	$4,926,093,393	$17,383,458,041
INSTITUTIONAL CLASS:
Net assets	$11,881,886,764	$8,631,285,941	$7,094,500,617	$5,065,596,598	$2,719,839,638	$1,112,454,096	$8,824,613,749
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	402,928,061	186,598,841	308,239,866	111,659,284	127,284,779	101,311,873	442,157,097
Net asset value per share	$29.49	$46.26	$23.02	$45.37	$21.37	$10.98	$19.96
ADVISOR CLASS:
Net assets	$12,482,733	$47,696,274	$25,426,712	$119,318,765	$13,254,287	$3,282,036	$142,213,539
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	423,297	1,032,741	1,106,206	2,634,821	621,412	298,033	7,135,814
Net asset value per share	$29.49	$46.18	$22.99	$45.29	$21.33	$11.01	$19.93
PREMIER CLASS:
Net assets	$49,982,846	$—	$—	$—	$—	$25,314,608	$151,703,924
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,699,196	—	—	—	—	2,311,127	7,616,746
Net asset value per share	$29.42	$—	$—	$—	$—	$10.95	$19.92
RETIREMENT CLASS:
Net assets	$705,239,777	$843,685,373	$1,299,924,687	$1,841,502,938	$811,107,670	$507,224,790	$1,153,073,717
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	23,556,100	18,102,003	55,423,087	40,903,090	37,787,801	46,425,156	56,409,393
Net asset value per share	$29.94	$46.61	$23.45	$45.02	$21.46	$10.93	$20.44
RETAIL CLASS:
Net assets	$1,317,556,358	$—	$—	$—	$—	$18,642,259	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	43,841,952	—	—	—	—	1,703,308	—
Net asset value per share	$30.05	$—	$—	$—	$—	$10.94	$—
CLASS W:
Net assets	$18,632,335,698	$24,378,332	$35,086,926	$20,990,762	$—	$3,259,175,604	$7,111,853,112
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	631,638,685	550,635	1,524,376	462,651	—	296,267,844	356,186,556
Net asset value per share	$29.50	$44.27	$23.02	$45.37	$—	$11.00	$19.97
* Includes securities loaned of	$146,610,528	$18,626,427	$20,540,447	$4,012,776	$157,009,941	$74,655,776	$389,945,535
† Portfolio investments, cost	$16,949,542,703	$4,463,775,016	$6,040,140,130	$3,057,477,065	$2,958,714,230	$4,439,271,771	$15,672,309,262
^ Foreign cash, cost	$—	$—	$—	$—	$—	$1,896,238	$16,925,403

38	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	39

Statements of operations (unaudited)

TIAA-CREF Funds  ■  For the year ended April 30, 2022

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
INVESTMENT INCOME
Dividends*	$225,118,630	$38,667,730	$85,750,154	$55,216,799	$22,510,372	$56,700,766	$269,608,623
Income from securities lending, net	1,013,118	123,466	80,718	5,803	1,332,053	554,641	1,422,570
Interest	46,433	7,111	1,644	13,211	373	20,310	142,996
Total income	226,178,181	38,798,307	85,832,516	55,235,813	23,842,798	57,275,717	271,174,189
EXPENSES
Management fees	6,903,681	2,077,866	1,778,240	1,622,768	832,165	3,093,391	3,679,320
Shareholder servicing – Institutional Class	9,169	11,726	8,506	3,022	7,151	1,067	13,103
Shareholder servicing – Advisor Class	12,746	36,610	11,921	86,919	44,076	2,892	87,062
Shareholder servicing – Premier Class	39	—	—	—	—	32	94
Shareholder servicing – Retirement Class	993,355	1,246,489	1,653,152	2,561,038	1,212,339	677,601	1,635,320
Shareholder servicing – Retail Class	157,613	—	—	—	—	13,964	—
Shareholder servicing – Class W	4,740	63	71	68	—	1,048	1,990
Distribution fees – Premier Class	47,116	—	—	—	—	20,265	130,822
Distribution fees – Retail Class	1,798,720	—	—	—	—	27,268	—
Administrative service fees	236,470	86,025	79,333	75,313	46,171	70,025	141,265
Trustee fees and expenses	187,830	58,514	48,010	43,609	22,563	27,503	98,705
Custody and accounting fees	104,383	—	37,038	28,317	24,804	1,490,152	475,579
Other expenses	440,192	388,068	228,346	148,019	152,580	262,784	320,870
Total expenses	10,896,054	3,905,361	3,844,617	4,569,073	2,341,849	5,687,992	6,584,130
Less: Expenses reimbursed by the investment adviser	(4,409,929)	(24,878)	(8,587)	(5,293)	(32,507)	(3,199,311)	(1,844,365)
Less: Fee waiver by investment adviser and Nuveen Securities	(636,266)	—	—	—	—	(5,395)	—
Net expenses	5,849,859	3,880,483	3,836,030	4,563,780	2,309,342	2,483,286	4,739,765
Net investment income (loss)	220,328,322	34,917,824	81,996,486	50,672,033	21,533,456	54,792,431	266,434,424
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments†	114,353,837	897,033,009	37,722,852	29,615,662	30,506,005	(183,101,348)	(26,526,592)
Futures contracts	380,411	—	—	(2,089,653)	—	(16,787,940)	15,728,721
Foreign currency transactions	—	—	—	—	—	(773,481)	(2,941,726)
In-kind redemptions	—	—	—	440,709,075	—	—	—
Net realized gain (loss) on total investments	114,734,248	897,033,009	37,722,852	468,235,084	30,506,005	(200,662,769)	(13,739,597)
Change in unrealized appreciation (depreciation) on:
Portfolio investments‡	(4,541,704,113)	(2,844,310,991)	(466,167,613)	(1,299,428,303)	(875,902,973)	(673,289,796)	(2,678,904,731)
Futures contracts	(6,096,057)	—	—	(2,460,207)	—	(1,847,827)	(23,208,676)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	—	—	—	(202,769)	(5,222,520)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(4,547,800,170)	(2,844,310,991)	(466,167,613)	(1,301,888,510)	(875,902,973)	(675,340,392)	(2,707,335,927)
Net realized and unrealized gain (loss) on total investments	(4,433,065,922)	(1,947,277,982)	(428,444,761)	(833,653,426)	(845,396,968)	(876,003,161)	(2,721,075,524)
Net increase (decrease) in net assets from operations	$(4,212,737,600)	$(1,912,360,158)	$(346,448,275)	$(782,981,393)	$(823,863,512)	$(821,210,730)	$(2,454,641,100)
* Net of foreign withholding taxes of	$69,506	$9,429	$27,442	$11,684	$13,329	$5,547,313	$23,368,660
† Includes net realized gain (loss) from securities sold to affiliates of	$612,206	$5,554,351	$307,851	$78,193	$(24,536)	$(3,835,767)	$(1,257,034)
‡ Includes net change in unrealized foreign capital gains taxes	$—	$—	$—	$—	$—	$(1,750,463)	$—

40	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	41

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended April 30, 2022

		Equity Index Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund		S&P 500 Index Fund		Small-Cap Blend Index Fund		Emerging Markets Equity Index Fund
		April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021
		(unaudited )		(unaudited )		(unaudited )		(unaudited )		(unaudited )		(unaudited )
OPERATIONS
Net investment income (loss)		$220,328,322	$424,310,035	$34,917,824	$95,350,439	$81,996,486	$157,871,578	$50,672,033	$99,958,906	$21,533,456	$41,972,323	$54,792,431	$90,972,689
Net realized gain (loss) on total investments		114,734,248	1,177,037,828	897,033,009	935,402,848	37,722,852	423,608,897	468,235,084	76,642,431	30,506,005	334,796,631	(200,662,769)	(25,549,707)
Net change in unrealized appreciation (depreciation) on total investments		(4,547,800,170)	9,628,359,612	(2,844,310,991)	3,487,555,463	(466,167,613)	2,219,470,133	(1,301,888,510)	2,409,665,003	(875,902,973)	1,211,909,555	(675,340,392)	478,225,177
Net increase (decrease) in net assets from operations		(4,212,737,600)	11,229,707,475	(1,912,360,158)	4,518,308,750	(346,448,275)	2,800,950,608	(782,981,393)	2,586,266,340	(823,863,512)	1,588,678,509	(821,210,730)	543,648,159
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(258,288,262)	(158,023,347)	(822,082,470)	(164,805,321)	(285,369,191)	(147,209,703)	(113,461,818)	(78,758,573)	(284,581,304)	(79,088,443)	(25,559,207)	(21,408,760)
	Advisor Class	(603,572)	(147,386)	(6,760,565)	(1,310,526)	(561,502)	(288,876)	(2,242,071)	(1,669,528)	(1,363,379)	(283,311)	(115,225)	(48,204)
	Premier Class	(1,389,770)	(770,802)	—	—	—	—	—	—	—	—	(571,822)	(541,547)
	Retirement Class	(15,200,952)	(8,514,237)	(86,458,639)	(16,232,509)	(44,781,956)	(18,932,616)	(33,383,568)	(23,413,254)	(84,129,222)	(24,143,020)	(10,903,950)	(9,215,401)
	Retail Class	(26,852,902)	(14,418,739)	—	—	—	—	—	—	—	—	(431,554)	(317,009)
	Class W	(433,748,939)	(250,943,860)	(3,658,788)	(49,891,625)	(1,378,187)	(776,527)	(432,615)	(333,650)	—	—	(83,067,648)	(53,173,723)
Total distributions		(736,084,397)	(432,818,371)	(918,960,462)	(232,239,981)	(332,090,836)	(167,207,722)	(149,520,072)	(104,175,005)	(370,073,905)	(103,514,774)	(120,649,406)	(84,704,644)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,589,521,046	1,236,876,808	1,612,366,198	1,643,187,117	523,331,134	1,250,711,197	419,101,125	829,156,973	172,314,393	631,337,426	186,474,916	317,579,488
	Advisor Class	17,259,618	4,760,395	4,921,787	22,127,117	23,104,143	31,886,063	22,556,561	29,369,513	6,046,014	3,959,345	3,812,094	6,637,278
	Premier Class	2,357,616	7,329,829	—	—	—	—	—	—	—	—	3,082,645	16,228,289
	Retirement Class	19,553,754	51,311,282	32,676,905	87,370,416	116,735,803	209,992,188	88,340,525	192,080,514	7,720,811	58,870,717	44,007,095	80,549,259
	Retail Class	44,538,476	81,301,909	—	—	—	—	—	—	—	—	6,770,016	13,658,303
	Class W	1,930,736,872	2,994,720,099	2,338,356	1,475,482,012	3,167,515	5,920,038	1,828,050	3,770,400	—	—	618,812,441	1,246,492,339
Reinvestments of distributions:	Institutional Class	256,669,697	157,404,139	672,078,897	134,210,760	234,573,225	121,869,085	109,613,031	76,296,249	277,841,379	77,489,433	25,512,424	21,212,714
	Advisor Class	596,977	143,897	6,730,167	1,306,342	555,912	286,145	2,238,268	1,666,946	1,349,807	279,613	111,880	45,300
	Premier Class	1,374,868	755,033	—	—	—	—	—	—	—	—	571,821	538,664
	Retirement Class	15,183,932	8,505,320	86,250,105	16,208,061	44,734,272	18,914,001	33,383,169	23,413,254	84,129,222	24,143,020	10,903,950	9,215,401
	Retail Class	25,499,871	13,709,838	—	—	—	—	—	—	—	—	417,108	303,632
	Class W	433,748,939	250,943,860	3,658,788	49,891,625	1,378,187	776,527	432,615	333,649	—	—	83,067,648	53,173,723
Redemptions:	Institutional Class	(530,422,692)	(2,425,533,869)	(1,279,236,371)	(2,183,849,552)	(773,981,053)	(1,547,113,521)	(1,096,334,596)	(830,215,078)	(369,934,064)	(573,642,465)	(53,331,210)	(218,575,444)
	Advisor Class	(15,742,931)	(4,473,609)	(27,680,267)	(29,667,423)	(12,804,962)	(31,935,577)	(24,131,947)	(40,437,698)	(3,316,582)	(3,508,307)	(4,032,113)	(5,085,919)
	Premier Class	(16,751,579)	(16,634,330)	—	—	—	—	—	—	—	—	(1,917,776)	(16,854,692)
	Retirement Class	(56,651,548)	(89,328,218)	(84,744,010)	(206,218,291)	(40,721,619)	(113,412,433)	(150,971,585)	(243,936,262)	(99,588,103)	(151,499,314)	(5,265,917)	(17,521,844)
	Retail Class	(42,611,774)	(117,712,848)	—	—	—	—	—	—	—	—	(7,905,041)	(7,556,287)
	Class W	(1,284,069,739)	(4,048,445,331)	(1,624,593,455)	(2,135,552,351)	(4,055,170)	(11,230,494)	(2,592,612)	(6,825,026)	—	—	(198,499,693)	(328,351,351)
Net increase (decrease) from shareholder transactions		2,390,791,403	(1,894,365,796)	(595,232,900)	(1,125,504,167)	116,017,387	(63,336,781)	(596,537,396)	34,673,434	76,562,877	67,429,468	712,592,288	1,171,688,853
Net increase (decrease) in net assets		(2,558,030,594)	8,902,523,308	(3,426,553,520)	3,160,564,602	(562,521,724)	2,570,406,105	(1,529,038,861)	2,516,764,769	(1,117,374,540)	1,552,593,203	(229,267,848)	1,630,632,368
NET ASSETS
Beginning of period		35,157,514,770	26,254,991,462	12,973,599,440	9,813,034,838	9,017,460,666	6,447,054,561	8,576,447,924	6,059,683,155	4,661,576,135	3,108,982,932	5,155,361,241	3,524,728,873
End of period		$32,599,484,176	$35,157,514,770	$9,547,045,920	$12,973,599,440	$8,454,938,942	$9,017,460,666	$7,047,409,063	$8,576,447,924	$3,544,201,595	$4,661,576,135	$4,926,093,393	$5,155,361,241
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	49,872,175	40,283,550	31,466,592	31,570,256	21,629,787	55,541,291	8,461,496	18,387,843	7,052,400	23,713,918	15,247,473	23,483,583
	Advisor Class	501,068	167,316	88,679	427,566	961,188	1,475,658	449,770	657,102	222,809	148,140	305,283	474,683
	Premier Class	71,769	246,250	—	—	—	—	—	—	—	—	253,007	1,193,894
	Retirement Class	582,933	1,707,662	585,304	1,667,596	4,707,097	8,936,082	1,769,421	4,470,390	299,420	2,201,634	3,589,092	5,922,402
	Retail Class	1,336,891	2,655,383	—	—	—	—	—	—	—	—	544,531	995,572
	Class W	59,719,415	98,678,925	45,933	31,054,910	131,251	265,415	37,078	84,877	—	—	50,382,237	92,725,827
Shares reinvested:	Institutional Class	7,600,524	5,819,007	11,641,762	2,826,680	9,773,885	6,060,124	2,129,649	1,898,861	11,012,342	3,290,422	2,005,694	1,639,313
	Advisor Class	17,667	5,316	116,722	27,537	23,192	14,250	43,546	41,528	53,564	11,883	8,768	3,487
	Premier Class	40,785	27,964	—	—	—	—	—	—	—	—	45,061	41,692
	Retirement Class	442,422	309,509	1,481,451	338,656	1,827,380	922,634	653,035	586,357	3,316,091	1,019,984	860,612	714,926
	Retail Class	740,415	497,274	—	—	—	—	—	—	—	—	32,869	23,519
	Class W	12,840,407	9,277,037	66,234	1,050,350	57,448	38,614	8,407	8,304	—	—	6,525,345	4,106,079
Shares redeemed:	Institutional Class	(16,127,149)	(81,869,719)	(22,726,003)	(40,851,412)	(31,931,614)	(68,050,885)	(22,402,621)	(18,586,822)	(15,259,459)	(21,220,655)	(4,236,059)	(16,029,225)
	Advisor Class	(509,325)	(149,776)	(513,889)	(575,213)	(531,145)	(1,351,537)	(494,676)	(917,296)	(138,631)	(130,838)	(341,098)	(363,316)
	Premier Class	(518,130)	(575,909)	—	—	—	—	—	—	—	—	(154,359)	(1,241,451)
	Retirement Class	(1,722,195)	(2,870,676)	(1,576,876)	(3,880,857)	(1,647,746)	(4,896,829)	(3,110,487)	(5,349,704)	(4,095,272)	(5,539,506)	(434,636)	(1,289,250)
	Retail Class	(1,278,370)	(3,826,234)	—	—	—	—	—	—	—	—	(650,371)	(556,465)
	Class W	(38,700,461)	(130,732,814)	(26,080,848)	(36,647,022)	(166,010)	(492,633)	(51,726)	(149,897)	—	—	(16,003,077)	(24,206,932)
Net increase (decrease) from shareholder transactions		74,910,841	(60,349,935)	(5,404,939)	(12,990,953)	4,834,713	(1,537,816)	(12,507,108)	1,131,543	2,463,264	3,494,982	57,980,372	87,638,338

42	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	43

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the period or year ended April 30, 2022

		International Equity Index Fund
		April 30, 2022	October 31, 2021
		(unaudited )
OPERATIONS
Net investment income (loss)		$266,434,424	$451,690,299
Net realized gain (loss) on total investments		(13,739,597)	364,723,141
Net change in unrealized appreciation (depreciation) on total investments		(2,707,335,927)	3,690,882,298
Net increase (decrease) in net assets from operations		(2,454,641,100)	4,507,295,738
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(290,285,531)	(179,887,061)
	Advisor Class	(4,484,401)	(2,504,669)
	Premier Class	(5,262,544)	(4,375,400)
	Retirement Class	(36,894,510)	(22,985,372)
	Retail Class	—	—
	Class W	(229,171,714)	(99,167,970)
Total distributions		(566,098,700)	(308,920,472)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	709,373,490	1,587,283,373
	Advisor Class	16,183,207	29,895,347
	Premier Class	16,916,678	38,691,400
	Retirement Class	32,636,187	71,431,787
	Retail Class	—	—
	Class W	990,323,687	2,314,524,808
Reinvestments of distributions:	Institutional Class	280,101,957	174,854,263
	Advisor Class	4,480,152	2,501,793
	Premier Class	5,262,544	4,375,400
	Retirement Class	36,894,510	22,985,372
	Retail Class	—	—
	Class W	229,171,714	99,167,970
Redemptions:	Institutional Class	(405,837,033)	(2,009,409,741)
	Advisor Class	(10,208,915)	(23,731,150)
	Premier Class	(79,210,401)	(71,135,246)
	Retirement Class	(115,910,734)	(182,454,437)
	Retail Class	—	—
	Class W	(252,419,109)	(728,786,086)
Net increase (decrease) from shareholder transactions		1,457,757,934	1,330,194,853
Net increase (decrease) in net assets		(1,562,981,866)	5,528,570,119
NET ASSETS
Beginning of period		18,946,439,907	13,417,869,788
End of period		$17,383,458,041	$18,946,439,907
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	32,636,777	70,128,728
	Advisor Class	738,065	1,345,182
	Premier Class	776,997	1,759,341
	Retirement Class	1,439,306	3,171,050
	Retail Class	—	—
	Class W	45,110,871	101,475,512
Shares reinvested:	Institutional Class	12,443,445	8,471,621
	Advisor Class	199,206	121,329
	Premier Class	234,099	212,398
	Retirement Class	1,598,549	1,087,293
	Retail Class	—	—
	Class W	10,180,885	4,804,650
Shares redeemed:	Institutional Class	(18,270,552)	(91,376,088)
	Advisor Class	(466,908)	(1,056,312)
	Premier Class	(3,430,709)	(3,199,177)
	Retirement Class	(5,181,548)	(7,942,758)
	Retail Class	—	—
	Class W	(11,314,548)	(33,136,821)
Net increase (decrease) from shareholder transactions		66,693,935	55,865,948

44	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

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TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	45

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
EQUITY INDEX FUND
Institutional Class:	4/30/22	#	$34.12	$0.20		$(4.12)	$(3.92)	$(0.41)	$(0.30)	$(0.71)	$29.49
	10/31/21		24.07	0.39		10.06	10.45	(0.40)	—	(0.40)	34.12
	10/31/20		22.31	0.39		1.84	2.23	(0.42)	(0.05)	(0.47)	24.07
	10/31/19		20.12	0.43		2.20	2.63	(0.37)	(0.07)	(0.44)	22.31
	10/31/18		19.31	0.38		0.86	1.24	(0.33)	(0.10)	(0.43)	20.12
	10/31/17		15.95	0.35		3.42	3.77	(0.33)	(0.08)	(0.41)	19.31
Advisor Class:	4/30/22	#	34.11	0.20		(4.13)	(3.93)	(0.39)	(0.30)	(0.69)	29.49
	10/31/21		24.05	0.35		10.06	10.41	(0.35)	—	(0.35)	34.11
	10/31/20		22.29	0.40		1.80	2.20	(0.39)	(0.05)	(0.44)	24.05
	10/31/19		20.12	0.40		2.19	2.59	(0.35)	(0.07)	(0.42)	22.29
	10/31/18		19.30	0.33		0.90	1.23	(0.31)	(0.10)	(0.41)	20.12
	10/31/17		15.96	0.31		3.44	3.75	(0.33)	(0.08)	(0.41)	19.30
Premier Class:	4/30/22	#	34.01	0.18		(4.11)	(3.93)	(0.36)	(0.30)	(0.66)	29.42
	10/31/21		23.99	0.35		10.03	10.38	(0.36)	—	(0.36)	34.01
	10/31/20		22.24	0.35		1.83	2.18	(0.38)	(0.05)	(0.43)	23.99
	10/31/19		20.05	0.40		2.19	2.59	(0.33)	(0.07)	(0.40)	22.24
	10/31/18		19.25	0.34		0.87	1.21	(0.31)	(0.10)	(0.41)	20.05
	10/31/17		15.91	0.32		3.41	3.73	(0.31)	(0.08)	(0.39)	19.25
Retirement Class:	4/30/22	#	34.59	0.17		(4.19)	(4.02)	(0.33)	(0.30)	(0.63)	29.94
	10/31/21		24.40	0.32		10.21	10.53	(0.34)	—	(0.34)	34.59
	10/31/20		22.62	0.34		1.85	2.19	(0.36)	(0.05)	(0.41)	24.40
	10/31/19		20.39	0.38		2.24	2.62	(0.32)	(0.07)	(0.39)	22.62
	10/31/18		19.56	0.32		0.90	1.22	(0.29)	(0.10)	(0.39)	20.39
	10/31/17		16.16	0.31		3.46	3.77	(0.29)	(0.08)	(0.37)	19.56
Retail Class:	4/30/22	#	34.70	0.18		(4.21)	(4.03)	(0.32)	(0.30)	(0.62)	30.05
	10/31/21		24.48	0.32		10.23	10.55	(0.33)	—	(0.33)	34.70
	10/31/20		22.69	0.33		1.86	2.19	(0.35)	(0.05)	(0.40)	24.48
	10/31/19		20.45	0.38		2.24	2.62	(0.31)	(0.07)	(0.38)	22.69
	10/31/18		19.62	0.32		0.89	1.21	(0.28)	(0.10)	(0.38)	20.45
	10/31/17		16.21	0.30		3.47	3.77	(0.28)	(0.08)	(0.36)	19.62
Class W:	4/30/22	#	34.13	0.21		(4.11)	(3.90)	(0.43)	(0.30)	(0.73)	29.50
	10/31/21		24.08	0.41		10.05	10.46	(0.41)	—	(0.41)	34.13
	10/31/20		22.32	0.39		1.85	2.24	(0.43)	(0.05)	(0.48)	24.08
	10/31/19		20.13	0.44		2.19	2.63	(0.37)	(0.07)	(0.44)	22.32
	10/31/18	†	21.72	0.01		(1.60)	(1.59)	—	—	—	20.13
LARGE-CAP GROWTH INDEX FUND
Institutional Class:	4/30/22	#	61.25	0.19		(10.12)	(9.93)	(0.50)	(4.56)	(5.06)	46.26
	10/31/21		43.65	0.39		18.15	18.54	(0.35)	(0.59)	(0.94)	61.25
	10/31/20		34.63	0.39		9.50	9.89	(0.40)	(0.47)	(0.87)	43.65
	10/31/19		30.73	0.41		4.59	5.00	(0.39)	(0.71)	(1.10)	34.63
	10/31/18		28.30	0.39		2.59	2.98	(0.35)	(0.20)	(0.55)	30.73
	10/31/17		22.13	0.36		6.11	6.47	(0.30)	—	(0.30)	28.30
Advisor Class:	4/30/22	#	61.13	0.16		(10.11)	(9.95)	(0.44)	(4.56)	(5.00)	46.18
	10/31/21		43.57	0.32		18.12	18.44	(0.29)	(0.59)	(0.88)	61.13
	10/31/20		34.57	0.33		9.50	9.83	(0.36)	(0.47)	(0.83)	43.57
	10/31/19		30.68	0.37		4.59	4.96	(0.36)	(0.71)	(1.07)	34.57
	10/31/18		28.27	0.35		2.58	2.93	(0.32)	(0.20)	(0.52)	30.68
	10/31/17		22.12	0.31		6.13	6.44	(0.29)	—	(0.29)	28.27
Retirement Class:	4/30/22	#	61.61	0.12		(10.20)	(10.08)	(0.36)	(4.56)	(4.92)	46.61
	10/31/21		43.91	0.26		18.27	18.53	(0.24)	(0.59)	(0.83)	61.61
	10/31/20		34.83	0.29		9.57	9.86	(0.31)	(0.47)	(0.78)	43.91
	10/31/19		30.89	0.33		4.63	4.96	(0.31)	(0.71)	(1.02)	34.83
	10/31/18		28.46	0.32		2.60	2.92	(0.29)	(0.20)	(0.49)	30.89
	10/31/17		22.26	0.30		6.15	6.45	(0.25)	—	(0.25)	28.46
Class W:	4/30/22	#	61.30	0.26		(9.68)	(9.42)	(3.05)	(4.56)	(7.61)	44.27
	10/31/21		43.67	0.41		18.16	18.57	(0.35)	(0.59)	(0.94)	61.30
	10/31/20		34.63	0.28		9.63	9.91	(0.40)	(0.47)	(0.87)	43.67
	10/31/19	†	33.68	0.02		0.93	0.95	—	—	—	34.63

46	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate
EQUITY INDEX FUND
Institutional Class:	4/30/22	#	(11.75)%[b]	$ 11,881,887		0.05%[c]		0.05%[c]		1.26%[c]		3%[b,f]
	10/31/21		43.84	12,335,597		0.05		0.05		1.30		7	[f]
	10/31/20		10.10	9,563,188		0.05		0.05		1.69		12	[f]
	10/31/19		13.47	9,034,344		0.05		0.05		2.08		4
	10/31/18		6.52	8,106,985		0.05		0.05		1.87		5	[f]
	10/31/17		24.00	14,021,233		0.05		0.05		1.96		11
Advisor Class:	4/30/22	#	(11.78)[b]	12,483		0.15	[c]	0.15	[c]	1.21	[c]	3	[b,f]
	10/31/21		43.66	14,119		0.17		0.17		1.16		7	[f]
	10/31/20		9.97	9,404		0.17		0.17		1.71		12	[f]
	10/31/19		13.26	49,888		0.19		0.19		1.93		4
	10/31/18		6.44	35,041		0.19		0.19		1.61		5	[f]
	10/31/17		23.85	8,389		0.15		0.15		1.76		11
Premier Class:	4/30/22	#	(11.79)[b]	49,983		0.20	[c]	0.20	[c]	1.12	[c]	3	[b,f]
	10/31/21		43.64	71,581		0.20		0.20		1.15		7	[f]
	10/31/20		9.92	57,737		0.20		0.20		1.55		12	[f]
	10/31/19		13.28	63,211		0.20		0.20		1.92		4
	10/31/18		6.36	86,396		0.20		0.20		1.68		5	[f]
	10/31/17		23.78	111,915		0.20		0.20		1.81		11
Retirement Class:	4/30/22	#	(11.85)[b]	705,240		0.30	[c]	0.30	[c]	1.02	[c]	3	[b,f]
	10/31/21		43.50	838,804		0.30		0.30		1.05		7	[f]
	10/31/20		9.79	612,612		0.30		0.30		1.45		12	[f]
	10/31/19		13.18	662,900		0.30		0.30		1.83		4
	10/31/18		6.29	568,207		0.30		0.30		1.56		5	[f]
	10/31/17		23.66	544,772		0.30		0.30		1.72		11
Retail Class:	4/30/22	#	(11.83)[b]	1,317,556		0.32	[c]	0.23	[c]	1.08	[c]	3	[b,f]
	10/31/21		43.45	1,493,507		0.32		0.32		1.02		7	[f]
	10/31/20		9.77	1,070,150		0.33		0.33		1.41		12	[f]
	10/31/19		13.15	1,028,244		0.33		0.33		1.80		4
	10/31/18		6.24	954,571		0.33		0.33		1.53		5	[f]
	10/31/17		23.59	942,518		0.33		0.33		1.69		11
Class W:	4/30/22	#	(11.71)[b]	18,632,336		0.05	[c]	0.00	[c]	1.31	[c]	3	[b,f]
	10/31/21		43.88	20,403,908		0.05		0.00		1.34		7	[f]
	10/31/20		10.14	14,941,901		0.05		0.00		1.71		12	[f]
	10/31/19		13.48	11,566,892		0.05		0.00		2.13		4
	10/31/18	†	(7.32)[b]	7,873,593		0.04	[c]	0.00	[c]	0.55	[c]	5	[f]
LARGE-CAP GROWTH INDEX FUND
Institutional Class:	4/30/22	#	(17.84)[b]	8,631,286		0.05	[c]	0.05	[c]	0.70	[c]	13	[b]
	10/31/21		43.11	10,180,858		0.05		0.05		0.73		31
	10/31/20		29.14	7,537,182		0.05		0.05		1.00		33	[f]
	10/31/19		17.03	6,833,846		0.05		0.05		1.28		28
	10/31/18		10.67	5,375,762		0.05		0.05		1.28		28
	10/31/17		29.56	4,767,108		0.06		0.06		1.45		18
Advisor Class:	4/30/22	#	(17.90)[b]	47,696		0.16	[c]	0.16	[c]	0.59	[c]	13	[b]
	10/31/21		42.93	81,993		0.17		0.17		0.61		31
	10/31/20		29.00	63,667		0.18		0.18		0.86		33	[f]
	10/31/19		16.90	49,158		0.18		0.18		1.16		28
	10/31/18		10.49	40,368		0.19		0.19		1.13		28
	10/31/17		29.45	16,090		0.19		0.19		1.22		18
Retirement Class:	4/30/22	#	(17.95)[b]	843,685		0.30	[c]	0.30	[c]	0.45	[c]	13	[b]
	10/31/21		42.77	1,085,055		0.30		0.30		0.48		31
	10/31/20		28.84	855,735		0.30		0.30		0.74		33	[f]
	10/31/19		16.75	688,063		0.30		0.30		1.05		28
	10/31/18		10.37	705,970		0.30		0.30		1.03		28
	10/31/17		29.23	665,674		0.31		0.31		1.20		18
Class W:	4/30/22	#	(17.83)[b]	24,378		0.05	[c]	0.00	[c]	0.69	[c]	13	[b]
	10/31/21		43.17	1,625,694		0.05		0.00		0.77		31
	10/31/20		29.22	1,356,450		0.05		0.00		0.71		33	[f]
	10/31/19	†	2.82 [b]	21,390		0.15	[c]	0.00	[c]	0.79	[c]	28

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	47

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
LARGE-CAP VALUE INDEX FUND
Institutional Class:	4/30/22	#	$24.89	$0.23		$(1.18)	$(0.95)	$(0.45)	$(0.47)	$(0.92)	$23.02
	10/31/21		17.72	0.44		7.19	7.63	(0.46)	—	(0.46)	24.89
	10/31/20		20.54	0.46		(1.85)	(1.39)	(0.57)	(0.86)	(1.43)	17.72
	10/31/19		19.30	0.57		1.47	2.04	(0.49)	(0.31)	(0.80)	20.54
	10/31/18		19.58	0.49		0.09	0.58	(0.47)	(0.39)	(0.86)	19.30
	10/31/17		17.16	0.45		2.53	2.98	(0.38)	(0.18)	(0.56)	19.58
Advisor Class:	4/30/22	#	24.82	0.19		(1.14)	(0.95)	(0.41)	(0.47)	(0.88)	22.99
	10/31/21		17.67	0.36		7.22	7.58	(0.43)	—	(0.43)	24.82
	10/31/20		20.49	0.48		(1.90)	(1.42)	(0.54)	(0.86)	(1.40)	17.67
	10/31/19		19.26	0.55		1.46	2.01	(0.47)	(0.31)	(0.78)	20.49
	10/31/18		19.56	0.46		0.08	0.54	(0.45)	(0.39)	(0.84)	19.26
	10/31/17		17.15	0.41		2.56	2.97	(0.38)	(0.18)	(0.56)	19.56
Retirement Class:	4/30/22	#	25.32	0.20		(1.20)	(1.00)	(0.40)	(0.47)	(0.87)	23.45
	10/31/21		18.03	0.39		7.32	7.71	(0.42)	—	(0.42)	25.32
	10/31/20		20.87	0.42		(1.88)	(1.46)	(0.52)	(0.86)	(1.38)	18.03
	10/31/19		19.59	0.53		1.50	2.03	(0.44)	(0.31)	(0.75)	20.87
	10/31/18		19.87	0.45		0.09	0.54	(0.43)	(0.39)	(0.82)	19.59
	10/31/17		17.41	0.41		2.58	2.99	(0.35)	(0.18)	(0.53)	19.87
Class W:	4/30/22	#	24.90	0.23		(1.17)	(0.94)	(0.47)	(0.47)	(0.94)	23.02
	10/31/21		17.73	0.45		7.19	7.64	(0.47)	—	(0.47)	24.90
	10/31/20		20.54	0.47		(1.85)	(1.38)	(0.57)	(0.86)	(1.43)	17.73
	10/31/19	†	20.26	0.08		0.20	0.28	—	—	—	20.54
S&P 500 INDEX FUND
Institutional Class:	4/30/22	#	51.11	0.33		(5.14)	(4.81)	(0.64)	(0.29)	(0.93)	45.37
	10/31/21		36.35	0.62		14.77	15.39	(0.63)	—	(0.63)	51.11
	10/31/20		33.88	0.62		2.61	3.23	(0.66)	(0.10)	(0.76)	36.35
	10/31/19		30.48	0.68		3.53	4.21	(0.59)	(0.22)	(0.81)	33.88
	10/31/18		29.04	0.57		1.52	2.09	(0.54)	(0.11)	(0.65)	30.48
	10/31/17		24.06	0.53		5.04	5.57	(0.48)	(0.11)	(0.59)	29.04
Advisor Class:	4/30/22	#	50.99	0.29		(5.13)	(4.84)	(0.57)	(0.29)	(0.86)	45.29
	10/31/21		36.27	0.56		14.74	15.30	(0.58)	—	(0.58)	50.99
	10/31/20		33.82	0.57		2.61	3.18	(0.63)	(0.10)	(0.73)	36.27
	10/31/19		30.43	0.64		3.52	4.16	(0.55)	(0.22)	(0.77)	33.82
	10/31/18		29.01	0.52		1.52	2.04	(0.51)	(0.11)	(0.62)	30.43
	10/31/17		24.06	0.45		5.09	5.54	(0.48)	(0.11)	(0.59)	29.01
Retirement Class:	4/30/22	#	50.67	0.26		(5.10)	(4.84)	(0.52)	(0.29)	(0.81)	45.02
	10/31/21		36.06	0.51		14.64	15.15	(0.54)	—	(0.54)	50.67
	10/31/20		33.62	0.53		2.60	3.13	(0.59)	(0.10)	(0.69)	36.06
	10/31/19		30.24	0.60		3.51	4.11	(0.51)	(0.22)	(0.73)	33.62
	10/31/18		28.83	0.49		1.50	1.99	(0.47)	(0.11)	(0.58)	30.24
	10/31/17		23.90	0.46		5.01	5.47	(0.43)	(0.11)	(0.54)	28.83
Class W:	4/30/22	#	51.13	0.34		(5.15)	(4.81)	(0.66)	(0.29)	(0.95)	45.37
	10/31/21		36.36	0.64		14.78	15.42	(0.65)	—	(0.65)	51.13
	10/31/20		33.88	0.63		2.62	3.25	(0.67)	(0.10)	(0.77)	36.36
	10/31/19	†	33.16	0.10		0.62	0.72	—	—	—	33.88

48	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

continued

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate
LARGE-CAP VALUE INDEX FUND
Institutional Class:	4/30/22	#	(3.95)%[b]	$ 7,094,501		0.05%[c]		0.05%[c]		1.88%[c]		6%[b]
	10/31/21		43.69	7,684,426		0.05		0.05		1.93		29
	10/31/20		(7.51)	5,586,461		0.05		0.05		2.52		33	[f]
	10/31/19		11.13	5,973,386		0.05		0.05		2.97		38
	10/31/18		2.97	5,482,154		0.05		0.05		2.49		27
	10/31/17		17.66	5,510,818		0.06		0.06		2.42		27
Advisor Class:	4/30/22	#	(3.97)[b]	25,427		0.18	[c]	0.18	[c]	1.62	[c]	6	[b]
	10/31/21		43.47	16,207		0.19		0.19		1.60		29
	10/31/20		(7.63)	9,094		0.19		0.19		2.54		33	[f]
	10/31/19		11.00	31,051		0.19		0.19		2.85		38
	10/31/18		2.77	8,505		0.19		0.19		2.34		27
	10/31/17		17.58	2,346		0.20		0.20		2.21		27
Retirement Class:	4/30/22	#	(4.10)[b]	1,299,925		0.30	[c]	0.30	[c]	1.62	[c]	6	[b]
	10/31/21		43.28	1,279,443		0.30		0.30		1.67		29
	10/31/20		(7.71)	821,535		0.30		0.30		2.29		33	[f]
	10/31/19		10.85	877,423		0.30		0.30		2.71		38
	10/31/18		2.68	865,369		0.30		0.30		2.25		27
	10/31/17		17.41	959,169		0.30		0.30		2.17		27
Class W:	4/30/22	#	(3.94)[b]	35,087		0.05	[c]	0.00	[c]	1.93	[c]	6	[b]
	10/31/21		43.73	37,385		0.05		0.00		1.98		29
	10/31/20		(7.45)	29,964		0.05		0.00		2.57		33	[f]
	10/31/19	†	1.38 [b]	28,293		0.12	[c]	0.00	[c]	4.13	[c]	38
S&P 500 INDEX FUND
Institutional Class:	4/30/22	#	(9.64)[b]	5,065,597		0.05	[c]	0.05	[c]	1.31	[c]	1	[b,f]
	10/31/21		42.82	6,310,496		0.05		0.05		1.38		7	[f]
	10/31/20		9.67	4,426,743		0.05		0.05		1.78		7
	10/31/19		14.27	4,038,596		0.05		0.05		2.17		5
	10/31/18		7.26	3,533,305		0.05		0.05		1.87		8
	10/31/17		23.56	3,500,746		0.06		0.06		1.99		9
Advisor Class:	4/30/22	#	(9.71)[b]	119,319		0.18	[c]	0.18	[c]	1.18	[c]	1	[b,f]
	10/31/21		42.63	134,424		0.18		0.18		1.25		7	[f]
	10/31/20		9.51	103,558		0.18		0.18		1.65		7
	10/31/19		14.12	88,735		0.19		0.19		2.05		5
	10/31/18		7.12	44,964		0.20		0.20		1.70		8
	10/31/17		23.40	29,207		0.19		0.19		1.68		9
Retirement Class:	4/30/22	#	(9.76)[b]	1,841,503		0.30	[c]	0.30	[c]	1.06	[c]	1	[b,f]
	10/31/21		42.43	2,107,555		0.30		0.30		1.13		7	[f]
	10/31/20		9.41	1,510,268		0.30		0.30		1.53		7
	10/31/19		14.01	1,366,911		0.30		0.30		1.92		5
	10/31/18		6.97	1,196,818		0.30		0.30		1.62		8
	10/31/17		23.24	1,135,456		0.31		0.31		1.74		9
Class W:	4/30/22	#	(9.63)[b]	20,991		0.05	[c]	0.00	[c]	1.36	[c]	1	[b,f]
	10/31/21		42.90	23,973		0.05		0.00		1.43		7	[f]
	10/31/20		9.72	19,113		0.04		0.00		1.83		7
	10/31/19	†	2.17 [b]	17,484		0.16	[c]	0.00	[c]	3.34	[c]	5

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	49

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
SMALL-CAP BLEND INDEX FUND
Institutional Class:	4/30/22	#	$28.54	$0.13		$(5.00)	$(4.87)	$(0.32)	$(1.98)	$(2.30)	$21.37
	10/31/21		19.45	0.27		9.47	9.74	(0.26)	(0.39)	(0.65)	28.54
	10/31/20		20.46	0.22		(0.15)	0.07	(0.29)	(0.79)	(1.08)	19.45
	10/31/19		21.18	0.31		0.59	0.90	(0.28)	(1.34)	(1.62)	20.46
	10/31/18		22.02	0.31		0.12	0.43	(0.31)	(0.96)	(1.27)	21.18
	10/31/17		17.88	0.29		4.64	4.93	(0.31)	(0.48)	(0.79)	22.02
Advisor Class:	4/30/22	#	28.48	0.11		(4.99)	(4.88)	(0.29)	(1.98)	(2.27)	21.33
	10/31/21		19.41	0.23		9.46	9.69	(0.23)	(0.39)	(0.62)	28.48
	10/31/20		20.43	0.19		(0.16)	0.03	(0.26)	(0.79)	(1.05)	19.41
	10/31/19		21.15	0.30		0.57	0.87	(0.25)	(1.34)	(1.59)	20.43
	10/31/18		22.00	0.26		0.14	0.40	(0.29)	(0.96)	(1.25)	21.15
	10/31/17		17.88	0.24		4.67	4.91	(0.31)	(0.48)	(0.79)	22.00
Retirement Class:	4/30/22	#	28.62	0.10		(5.03)	(4.93)	(0.25)	(1.98)	(2.23)	21.46
	10/31/21		19.51	0.20		9.51	9.71	(0.21)	(0.39)	(0.60)	28.62
	10/31/20		20.52	0.17		(0.15)	0.02	(0.24)	(0.79)	(1.03)	19.51
	10/31/19		21.23	0.26		0.60	0.86	(0.23)	(1.34)	(1.57)	20.52
	10/31/18		22.07	0.25		0.14	0.39	(0.27)	(0.96)	(1.23)	21.23
	10/31/17		17.93	0.24		4.65	4.89	(0.27)	(0.48)	(0.75)	22.07
EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	4/30/22	#	13.20	0.12		(2.05)	(1.93)	(0.29)	—	(0.29)	10.98
	10/31/21		11.64	0.27		1.56	1.83	(0.27)	—	(0.27)	13.20
	10/31/20		11.05	0.23		0.68	0.91	(0.32)	—	(0.32)	11.64
	10/31/19		10.14	0.30		0.85	1.15	(0.24)	—	(0.24)	11.05
	10/31/18		11.86	0.28		(1.76)	(1.48)	(0.24)	—	(0.24)	10.14
	10/31/17		9.52	0.22		2.29	2.51	(0.17)	—	(0.17)	11.86
Advisor Class:	4/30/22	#	13.23	0.11		(2.06)	(1.95)	(0.27)	—	(0.27)	11.01
	10/31/21		11.65	0.24		1.57	1.81	(0.23)	—	(0.23)	13.23
	10/31/20		11.06	0.18		0.71	0.89	(0.30)	—	(0.30)	11.65
	10/31/19		10.13	0.35		0.80	1.15	(0.22)	—	(0.22)	11.06
	10/31/18		11.85	0.37		(1.87)	(1.50)	(0.22)	—	(0.22)	10.13
	10/31/17		9.52	0.25		2.24	2.49	(0.16)	—	(0.16)	11.85
Premier Class:	4/30/22	#	13.15	0.11		(2.05)	(1.94)	(0.26)	—	(0.26)	10.95
	10/31/21		11.60	0.25		1.55	1.80	(0.25)	—	(0.25)	13.15
	10/31/20		11.02	0.21		0.67	0.88	(0.30)	—	(0.30)	11.60
	10/31/19		10.10	0.32		0.82	1.14	(0.22)	—	(0.22)	11.02
	10/31/18		11.82	0.23		(1.73)	(1.50)	(0.22)	—	(0.22)	10.10
	10/31/17		9.50	0.22		2.26	2.48	(0.16)	—	(0.16)	11.82
Retirement Class:	4/30/22	#	13.12	0.11		(2.05)	(1.94)	(0.25)	—	(0.25)	10.93
	10/31/21		11.57	0.24		1.55	1.79	(0.24)	—	(0.24)	13.12
	10/31/20		11.00	0.20		0.67	0.87	(0.30)	—	(0.30)	11.57
	10/31/19		10.08	0.32		0.81	1.13	(0.21)	—	(0.21)	11.00
	10/31/18		11.80	0.24		(1.75)	(1.51)	(0.21)	—	(0.21)	10.08
	10/31/17		9.48	0.20		2.27	2.47	(0.15)	—	(0.15)	11.80
Retail Class:	4/30/22	#	13.13	0.10		(2.05)	(1.95)	(0.24)	—	(0.24)	10.94
	10/31/21		11.59	0.22		1.55	1.77	(0.23)	—	(0.23)	13.13
	10/31/20		11.00	0.19		0.68	0.87	(0.28)	—	(0.28)	11.59
	10/31/19		10.09	0.29		0.82	1.11	(0.20)	—	(0.20)	11.00
	10/31/18		11.81	0.23		(1.75)	(1.52)	(0.20)	—	(0.20)	10.09
	10/31/17		9.48	0.18		2.29	2.47	(0.14)	—	(0.14)	11.81
Class W:	4/30/22	#	13.23	0.14		(2.07)	(1.93)	(0.30)	—	(0.30)	11.00
	10/31/21		11.66	0.29		1.57	1.86	(0.29)	—	(0.29)	13.23
	10/31/20		11.07	0.26		0.67	0.93	(0.34)	—	(0.34)	11.66
	10/31/19		10.14	0.37		0.81	1.18	(0.25)	—	(0.25)	11.07
	10/31/18	†	11.06	0.02		(0.94)	(0.92)	—	—	—	10.14

50	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

continued

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate
SMALL-CAP BLEND INDEX FUND
Institutional Class:	4/30/22	#	(18.30)%[b]	$ 2,719,840		0.05%[c]		0.05%[c]		1.09%[c]		7%[b]
	10/31/21		50.75	3,552,723		0.05		0.05		1.00		33
	10/31/20		0.08	2,308,446		0.06		0.06		1.16		32	[f]
	10/31/19		4.98	2,308,296		0.06		0.06		1.58		32
	10/31/18		1.99	1,966,064		0.06		0.06		1.38		20
	10/31/17		28.01	1,816,567		0.06		0.06		1.43		22
Advisor Class:	4/30/22	#	(18.38)[b]	13,254		0.62	[c]	0.20	[c]	0.94	[c]	7	[b]
	10/31/21		50.57	13,774		0.76		0.20		0.85		33
	10/31/20		(0.11)	8,823		1.08		0.20		1.01		32	[f]
	10/31/19		4.83	7,980		0.84		0.21		1.52		32
	10/31/18		1.84	13,215		0.42		0.21		1.13		20
	10/31/17		27.88	4,848		1.17		0.21		1.18		22
Retirement Class:	4/30/22	#	(18.44)[b]	811,108		0.30	[c]	0.30	[c]	0.85	[c]	7	[b]
	10/31/21		50.39	1,095,078		0.30		0.30		0.75		33
	10/31/20		(0.16)	791,714		0.30		0.30		0.92		32	[f]
	10/31/19		4.72	791,066		0.31		0.31		1.33		32
	10/31/18		1.75	689,246		0.31		0.31		1.12		20
	10/31/17		27.66	592,706		0.31		0.31		1.18		22
EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	4/30/22	#	(14.95)[b]	1,112,454		0.19	[c]	0.19	[c]	2.03	[c]	4	[b]
	10/31/21		15.77	1,165,241		0.18		0.18		1.96		33	[f]
	10/31/20		8.43	921,818		0.20		0.20		2.13		36
	10/31/19		11.60	824,509		0.20		0.20		2.80		53
	10/31/18		(12.75)	1,256,129		0.20		0.20		2.34		27
	10/31/17		26.87	2,062,554		0.21		0.21		2.17		29
Advisor Class:	4/30/22	#	(15.02)[b]	3,282		0.31	[c]	0.31	[c]	1.82	[c]	4	[b]
	10/31/21		15.61	4,300		0.32		0.32		1.77		33	[f]
	10/31/20		8.28	2,449		0.34		0.34		1.62		36
	10/31/19		11.52	12,105		0.34		0.34		3.34		53
	10/31/18		(12.86)	1,511		0.34		0.34		3.19		27
	10/31/17		26.73	1,019		0.37		0.36		2.34		29
Premier Class:	4/30/22	#	(14.99)[b]	25,315		0.34	[c]	0.34	[c]	1.87	[c]	4	[b]
	10/31/21		15.58	28,510		0.33		0.33		1.80		33	[f]
	10/31/20		8.21	25,218		0.35		0.35		1.90		36
	10/31/19		11.52	26,772		0.35		0.35		3.00		53
	10/31/18		(12.89)	24,852		0.35		0.35		1.99		27
	10/31/17		26.55	36,599		0.36		0.36		2.10		29
Retirement Class:	4/30/22	#	(15.03)[b]	507,225		0.44	[c]	0.44	[c]	1.77	[c]	4	[b]
	10/31/21		15.55	556,244		0.43		0.43		1.74		33	[f]
	10/31/20		8.06	428,964		0.45		0.45		1.89		36
	10/31/19		11.43	325,179		0.45		0.45		2.97		53
	10/31/18		(12.99)	233,463		0.45		0.45		2.03		27
	10/31/17		26.51	272,466		0.46		0.46		1.98		29
Retail Class:	4/30/22	#	(15.13)[b]	18,642		0.57	[c]	0.52	[c]	1.67	[c]	4	[b]
	10/31/21		15.32	23,317		0.56		0.56		1.65		33	[f]
	10/31/20		8.07	15,221		0.57		0.57		1.73		36
	10/31/19		11.16	14,225		0.57		0.57		2.74		53
	10/31/18		(13.07)	13,357		0.57		0.57		1.92		27
	10/31/17		26.44	14,704		0.58		0.58		1.79		29
Class W:	4/30/22	#	(14.87)[b]	3,259,176		0.19	[c]	0.00	[c]	2.22	[c]	4	[b]
	10/31/21		16.00	3,377,750		0.18		0.00		2.17		33	[f]
	10/31/20		8.60	2,131,058		0.20		0.01		2.37		36
	10/31/19		11.86	1,399,712		0.20		0.00		3.50		53
	10/31/18	†	(8.32)[b]	889,002		0.22	[c]	0.00	[c]	2.27	[c]	27

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	51

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period
INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	4/30/22	#	$23.56	$0.32		$(3.23)	$(2.91)	$(0.69)	$—	$(0.69)	$19.96
	10/31/21		17.93	0.61		5.44	6.05	(0.42)	—	(0.42)	23.56
	10/31/20		19.77	0.45		(1.67)	(1.22)	(0.62)	—	(0.62)	17.93
	10/31/19		18.37	0.61		1.37	1.98	(0.58)	—	(0.58)	19.77
	10/31/18		20.32	0.61		(2.00)	(1.39)	(0.56)	—	(0.56)	18.37
	10/31/17		16.89	0.55		3.37	3.92	(0.49)	—	(0.49)	20.32
Advisor Class:	4/30/22	#	23.51	0.30		(3.21)	(2.91)	(0.67)	—	(0.67)	19.93
	10/31/21		17.90	0.59		5.42	6.01	(0.40)	—	(0.40)	23.51
	10/31/20		19.75	0.43		(1.68)	(1.25)	(0.60)	—	(0.60)	17.90
	10/31/19		18.34	0.58		1.38	1.96	(0.55)	—	(0.55)	19.75
	10/31/18		20.29	0.60		(2.01)	(1.41)	(0.54)	—	(0.54)	18.34
	10/31/17		16.88	0.49		3.40	3.89	(0.48)	—	(0.48)	20.29
Premier Class:	4/30/22	#	23.48	0.29		(3.20)	(2.91)	(0.65)	—	(0.65)	19.92
	10/31/21		17.87	0.58		5.42	6.00	(0.39)	—	(0.39)	23.48
	10/31/20		19.71	0.42		(1.67)	(1.25)	(0.59)	—	(0.59)	17.87
	10/31/19		18.31	0.59		1.36	1.95	(0.55)	—	(0.55)	19.71
	10/31/18		20.26	0.56		(1.98)	(1.42)	(0.53)	—	(0.53)	18.31
	10/31/17		16.84	0.52		3.36	3.88	(0.46)	—	(0.46)	20.26
Retirement Class:	4/30/22	#	24.08	0.29		(3.30)	(3.01)	(0.63)	—	(0.63)	20.44
	10/31/21		18.32	0.57		5.56	6.13	(0.37)	—	(0.37)	24.08
	10/31/20		20.20	0.41		(1.72)	(1.31)	(0.57)	—	(0.57)	18.32
	10/31/19		18.74	0.59		1.40	1.99	(0.53)	—	(0.53)	20.20
	10/31/18		20.73	0.57		(2.04)	(1.47)	(0.52)	—	(0.52)	18.74
	10/31/17		17.22	0.52		3.44	3.96	(0.45)	—	(0.45)	20.73
Class W:	4/30/22	#	23.57	0.32		(3.22)	(2.90)	(0.70)	—	(0.70)	19.97
	10/31/21		17.94	0.63		5.43	6.06	(0.43)	—	(0.43)	23.57
	10/31/20		19.78	0.46		(1.68)	(1.22)	(0.62)	—	(0.62)	17.94
	10/31/19		18.37	0.63		1.36	1.99	(0.58)	—	(0.58)	19.78
	10/31/18	†	19.95	0.02		(1.60)	(1.58)	—	—	—	18.37
#	Unaudited
†	Class W commenced operations on September 28, 2018 for the Equity Index Fund, the Emerging Markets Equity Index Fund and the International Equity Index Fund; and commenced operations on September 30, 2019 for the Large-Cap Growth Index Fund, the Large-Cap Value Index Fund and the S&P 500 Index Fund.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[f]	Does not include in-kind transactions.

52	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

concluded

				Ratios and supplemental data

	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate
INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	4/30/22	#	(12.68)%[b]	$ 8,824,614		0.05%[c]		0.05%[c]		2.90%[c]		3%[b]
	10/31/21		34.05	9,784,831		0.05		0.05		2.72		5	[f]
	10/31/20		(6.45)	7,675,874		0.05		0.05		2.46		4
	10/31/19		11.23	7,842,042		0.06		0.06		3.28		10
	10/31/18		(7.04)	7,702,594		0.06		0.06		3.06		4	[f]
	10/31/17		23.84	10,221,016		0.06		0.06		3.01		11
Advisor Class:	4/30/22	#	(12.72)[b]	142,214		0.17	[c]	0.17	[c]	2.78	[c]	3	[b]
	10/31/21		33.86	156,717		0.17		0.17		2.65		5	[f]
	10/31/20		(6.58)	111,950		0.17		0.17		2.32		4
	10/31/19		11.15	118,307		0.19		0.19		3.15		10
	10/31/18		(7.16)	28,194		0.20		0.20		3.00		4	[f]
	10/31/17		23.68	25,184		0.21		0.21		2.63		11
Premier Class:	4/30/22	#	(12.71)[b]	151,704		0.20	[c]	0.20	[c]	2.61	[c]	3	[b]
	10/31/21		33.87	235,696		0.20		0.20		2.60		5	[f]
	10/31/20		(6.61)	201,339		0.20		0.20		2.26		4
	10/31/19		11.06	240,884		0.21		0.21		3.18		10
	10/31/18		(7.18)	215,656		0.21		0.21		2.80		4	[f]
	10/31/17		23.67	319,116		0.21		0.21		2.83		11
Retirement Class:	4/30/22	#	(12.79)[b]	1,153,074		0.30	[c]	0.30	[c]	2.58	[c]	3	[b]
	10/31/21		33.74	1,409,903		0.30		0.30		2.50		5	[f]
	10/31/20		(6.73)	1,140,317		0.30		0.30		2.20		4
	10/31/19		11.01	1,175,682		0.31		0.31		3.09		10
	10/31/18		(7.29)	965,816		0.31		0.31		2.78		4	[f]
	10/31/17		23.55	1,008,677		0.31		0.31		2.75		11
Class W:	4/30/22	#	(12.63)[b]	7,111,853		0.05	[c]	0.00	[c]	2.96	[c]	3	[b]
	10/31/21		34.09	7,359,293		0.05		0.00		2.80		5	[f]
	10/31/20		(6.40)	4,288,389		0.05		0.00		2.53		4
	10/31/19		11.30	3,612,733		0.06		0.00		3.42		10
	10/31/18	†	(7.92)[b]	2,478,430		0.06	[c]	0.00	[c]	1.15	[c]	4	[f]

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	53

Notes to financial statements (unaudited)

TIAA-CREF Funds

Note 1—organization

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and the International Equity Index Fund (collectively the “Funds” or individually, the “Fund”).

Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), is registered with the SEC as an investment adviser and provides investment management services for the Funds.

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA.

The Funds offer up to six share classes, although any one Fund may not necessarily offer all six classes. The Funds may offer Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Multiclass operations and allocations: Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign currency transactions and translation: The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received and are recognized as a component of “Net realized gain (loss) on total investments” on the Statements of operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “change in Net unrealized appreciation (depreciation) of investments and foreign currency” on the Statements of operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Net change in unrealized appreciation (depreciation) on total investments” on the Statements of operations, when applicable.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

54	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

New rule issuance: In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Debt securities: Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by Advisors. These securities are generally classified as Level 2.

Exchange-traded equity securities, common and preferred stock: Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are categorized as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase agreements: Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	55

Notes to financial statements (unaudited)

Futures contracts: Futures contracts are valued using the closing settlement price and are generally classified as Level 1.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of April 30, 2022, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Equity Index
Common Stocks	$32,472,267,022	$—	$298,721	$32,472,565,743
Rights/Warrants	—	3,581	276	3,857
Short-term investments	102,378,941	153,100,964	—	255,479,905
Futures contracts**	(5,419,731)	—	—	(5,419,731)
Total	$32,569,226,232	$153,104,545	$298,997	$32,722,629,774
Large-Cap Growth Index
Common Stocks	$9,539,078,344	$—	$—	$9,539,078,344
Short-term investments	16,050,532	5,930,000	—	21,980,532
Total	$9,555,128,876	$5,930,000	$—	$9,561,058,876
Large-Cap Value Index
Common Stocks	$8,446,095,967	$—	$185,416	$8,446,281,383
Short-term investments	6,892,890	—	—	6,892,890
Total	$8,452,988,857	$—	$185,416	$8,453,174,273
S&P 500 Index
Common Stocks	$7,002,794,150	$—	$—	$7,002,794,150
Short-term investments	—	36,339,786	—	36,339,786
Futures contracts**	(1,521,821)	—	—	(1,521,821)
Total	$7,001,272,329	$36,339,786	$—	$7,037,612,115
Small-Cap Blend Index
Common Stocks	$3,542,887,018	$—	$56,467	$3,542,943,485
Rights/Warrants	233,244	4,672	561	238,477
Short-term investments	123,403,966	—	—	123,403,966
Total	$3,666,524,228	$4,672	$57,028	$3,666,585,928
Emerging Markets Equity Index
Corporate bonds	$—	$21,350	$—	$21,350
Common Stocks	560,947,656	4,296,221,517	3,304,948	4,860,474,121
Preferred Stocks	—	—	589	589
Rights/Warrants	—	113,851	—	113,851
Short-term investments	21,704,964	63,022,096	—	84,727,060
Futures contracts**	(1,765,283)	—	—	(1,765,283)
Total	$580,887,337	$4,359,378,814	$3,305,537	$4,943,571,688
International Equity Index
Common Stocks	$102,165,780	$16,848,586,183	$4,326	$16,950,756,289
Short-term investments	216,734,566	273,746,835	—	490,481,401
Futures contracts**	(16,229,469)	—	—	(16,229,469)
Total	$302,670,877	$17,122,333,018	$4,326	$17,425,008,221
**	Derivative instruments are not reflected in the market value of portfolio investments.

56	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Note 4—investments

Repurchase agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral.

The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of assets and liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of assets and liabilities as it is held by the agent or by a third-party bank engaged by the Agent as a special “tri-party” custodian on behalf of the Funds, and the Funds do not have the ability to sell or re-hypothecate those securities.

As of April 30, 2022, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

At April 30, 2022, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received	*	Non-cash collateral received	Total collateral received
Equity Index	$146,610,528	$102,378,941		$55,583,054	$157,961,995
Large-Cap Growth Index	18,626,427	16,050,532		3,709,864	19,760,396
Large-Cap Value Index	20,540,447	6,892,890		14,907,276	21,800,166
S&P 500 Index	4,012,776	—		4,209,587	4,209,587
Small-Cap Blend Index	157,009,941	123,403,966		46,930,748	170,334,714
Emerging Markets Equity Index	74,655,776	21,704,964		58,198,115	79,903,079
International Equity Index	389,945,535	216,734,566		190,678,094	407,412,660
*	May include cash and investment of cash collateral

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have segregated securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the period ended April 30, 2022 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Equity Index	$2,711,687,196	$876,705,004
Large-Cap Growth Index	1,426,940,908	2,903,387,062
Large-Cap Value Index	499,933,680	634,508,105
S&P 500 Index	51,858,606	743,635,565
Small-Cap Blend Index	290,393,777	558,746,516
Emerging Markets Equity Index	791,014,722	194,928,213
International Equity Index	1,622,513,045	518,308,719

Note 5—derivative investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables.

At April 30, 2022, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	57

Notes to financial statements (unaudited)

	Liabilities derivatives
Derivative contracts	Location	Fair value amount
Equity Index Fund
Equity contracts	Futures contracts*	$ 5,419,731
S&P 500 Index Fund
Equity contracts	Futures contracts*	1,521,821
Emerging Markets Equity Index Fund
Equity contracts	Futures contracts*	1,765,283
International Equity Index Fund
Equity contracts	Futures contracts*	16,229,469
*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of assets and liabilities is only the receivable or payable for variation margin on open futures contracts.

For the period ended April 30, 2022, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

Derivative contracts	Location	Realized gain (loss )	Change in unrealized appreciation (depreciation )
Equity Index Fund
Equity contracts	Futures contracts	$380,411	$(6,096,057)
S&P 500 Index Fund
Equity contracts	Futures contracts	(2,089,653)	(2,460,207)
Emerging Markets Equity Index Fund
Equity contracts	Futures contracts	(16,787,940)	(1,847,827)
International Equity Index Fund
Equity contracts	Futures contracts	15,728,721	(23,208,676)

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs and for cash management purposes to remain highly invested in these markets while minimizing transaction costs.

A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Summary Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of assets and liabilities.

During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin,” which is recognized on the Statement of assets and liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average notional amount of futures contracts outstanding during the current fiscal period ended April 30, 2022 was as follows:

Fund	Average notional amount of futures contracts outstanding	*
Equity Index Fund	$120,873,552
S&P 500 Index Fund	33,212,371
Emerging Markets Equity Index Fund	39,136,467
International Equity Index Fund	257,445,372
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Note 6—income tax information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation )	Net unrealized appreciation (depreciation	)
Equity Index	$17,178,043,389	$16,607,706,968	$(1,063,120,583)	$15,544,586,385
Large-Cap Growth Index	4,491,023,949	5,315,452,148	(245,417,221)	5,070,034,927
Large-Cap Value Index	6,164,982,026	2,732,597,536	(444,405,289)	2,288,192,247
S&P 500 Index	3,137,864,440	4,097,156,250	(197,408,575)	3,899,747,675
Small-Cap Blend Index	3,014,121,745	1,269,918,579	(617,454,396)	652,464,183
Emerging Markets Equity Index	4,510,161,376	1,018,934,706	(585,524,394)	433,410,312
International Equity Index	15,899,902,445	3,430,077,120	(1,904,971,344)	1,525,105,776

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

58	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Components of accumulated earnings: As of prior fiscal period end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryforwards	Late-Year loss deferrals	Other book-to-tax differences	Total
Equity Index	$447,064,892	$195,512,009	$20,089,188,532	$—	$—	$(1,471,221)	$20,730,294,212
Large-Cap Growth Index	457,187,965	446,795,379	7,914,714,296	—	—	(471,714)	8,818,225,926
Large-Cap Value Index	279,859,207	16,852,963	2,754,977,412	—	—	(467,763)	3,051,221,819
S&P 500 Index	94,761,325	33,220,251	5,199,190,943	—	—	(422,446)	5,326,750,073
Small-Cap Blend Index	90,304,601	261,854,974	1,530,725,444	—	—	(247,293)	1,882,637,726
Emerging Markets Equity Index	103,208,379	—	1,085,374,701	(285,943,684)	—	(176,163)	902,463,233
International Equity Index	522,599,138	—	4,203,640,093	(451,861,435)	—	(938,870)	4,273,438,926

As of prior fiscal period end, the Funds had capital loss carryovers, which will not expire:

Fund	Short-Term	Long-Term	Total
Equity Index	$—	$—	$—
Large-Cap Growth Index	—	—	—
Large-Cap Value Index	—	—	—
S&P 500 Index	—	—	—
Small-Cap Blend Index	—	—	—
Emerging Markets Equity Index	49,339,027	236,604,657	285,943,684
International Equity Index	121,507,165	330,354,270	451,861,435

Note 7—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement.

Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. The Management fees and Other expenses of Class W shares that have been waived by Advisors may be incurred directly or indirectly, all or in part, by investors in Class W shares.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages.

As of April 30, 2022, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee— effective rate	Service agreement fee	Distribution fee		Maximum expense amounts‡
		Retirement Class	Premier Class	Retail Class	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W	§
Equity Index	0.04%	0.25%	0.15%	0.25%	0.09%	0.24%	0.24%	0.34%	0.48%	0.09%
Large-Cap Growth Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	0.09
Large-Cap Value Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	0.09
S&P 500 Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	0.09
Small-Cap Blend Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	0.09
Emerging Markets Equity Index	0.12	0.25	0.15	0.25	0.23	0.38	0.38	0.48	0.62	0.23
International Equity Index	0.04	0.25	0.15	—	0.15	0.30	0.30	0.40	—	0.15
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2023. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect permanently, unless changed with approval of the Board of Trustees.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	59

Notes to financial statements (unaudited)	concluded

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the period ended April 30, 2022, these transactions did not materially impact the Funds.

Fund	Purchases	Sales	Realized gain (loss )
Equity Index	$320,802,719	$3,096,242	$612,206
Large-Cap Growth Index	117,971,576	24,893,513	5,554,351
Large-Cap Value Index	28,030,491	1,393,420	307,851
S&P 500 Index	2,469,453	216,461	78,193
Small-Cap Blend Index	114,708	32,393	(24,536)
Emerging Markets Equity Index	26,155,059	4,105,576	(3,835,767)
International Equity Index	68,400,028	6,463,580	(1,257,034)

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds.

The following is the percentage of the Funds’ shares owned by TIAA Access and other funds within the Trust as of April 30, 2022:

Fund	TIAA-CREF Lifecycle Index Funds	TIAA-CREF Lifestyle Funds	TIAA-CREF Managed Allocation Fund	TIAA Access	Total
Equity Index	55%	—%	—%	1%	56%
Large-Cap Growth Index	—	2	1	5	8
Large-Cap Value Index	—	1	1	8	10
S&P 500 Index	—	—	—	11	11
Small-Cap Blend Index	—	—	—	17	17
Emerging Markets Equity Index	64	1	1	1	67
International Equity Index	39	1	1	5	46

Note 8—emerging markets risks

The Emerging Markets Equity Index Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 9—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the period ended April 30, 2022, there were no inter-fund borrowing or lending transactions.

Note 10—line of credit

The Funds participate in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 15, 2021 expiring on June 14, 2022, replacing the previous facility, which expired June 2021. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the period ended April 30, 2022, there were no borrowings under this credit facility by the Funds.

60	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Approval of investment management agreement (unaudited)

Board renewal of the investment management agreement for certain series of the TIAA-CREF Funds

The Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) determines whether to initially approve and periodically renew the investment management agreement (the “Agreement”) between Teachers Advisors, LLC (“Advisors”) and the Trust on behalf of each series of the Trust. Under the Agreement, Advisors is responsible for providing investment advisory services to each series of the Trust and overseeing the everyday operations and other service providers of the Trust. Below is a summary of the process the Board undertook related to its most recent renewal of the Agreement with respect to each series covered by this Report (the “Funds”).

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that, after an initial period of up to two years, the Agreement for each Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are independent Trustees because they are not “interested persons” of the Trust, as that term is defined in the 1940 Act, annually renews the Agreement. None of the Trustees is an interested person of the Trust under the 1940 Act. Rather, they are all deemed to be independent Trustees.

Under normal circumstances, Section 15(c) requires any initial approval or annual renewal of an investment management agreement to be made at an in-person meeting of the Board. However, due to the COVID-19 pandemic, the Securities and Exchange Commission (“SEC”) issued and extended a temporary, conditional exemptive order (the “SEC Order”), permitting mutual fund boards to vote to approve matters subject to the Section 15(c) in-person approval requirement at a meeting that is not held in person if the board determines that reliance on the SEC Order is necessary or appropriate due to prevailing circumstances related to the current or potential effects of COVID-19 and the board ratifies any action taken pursuant to the SEC Order at its next in-person meeting.

Overview of the renewal process

The Board held a virtual meeting via videoconference on March 11, 2022, in order to consider the annual renewal of the Agreement with respect to each applicable Fund using the process established by the Board described further below. At the outset of the meeting, the Board considered reliance upon the SEC Order and determined that such reliance was necessary due to, among other considerations, COVID-19 pandemic-related public health protocols imposed for health and safety reasons. The Board noted that it would ratify actions taken at this meeting pursuant to the SEC Order at its next in-person meeting.

As part of the Board’s established process, the Board delegated certain tasks to its Operations Committee. Among these tasks, the Operations Committee or certain of its designated members worked with Advisors, other Board members and legal counsel to the Trustees to develop guidance and specific requests relating to the types of information to be provided to the Board in connection with the proposed contract renewals.

Among other matters, the Operations Committee or certain of its designated members, following consultations with representatives of Advisors, other Board members, legal counsel to the Trustees and legal counsel to Advisors and the Trust, confirmed or established certain guidance regarding the preparation of reports to be provided to the Board with respect to each Fund by the Board Reporting and Compliance unit of Broadridge Financial Solutions, Inc. (“Broadridge”), using data from Lipper, Inc., an independent provider of investment company data. The Operations Committee considered that Broadridge is widely recognized as a leading provider of comparative analyses used by independent directors and trustees of investment companies during their advisory contract review processes.

Based on guidance provided by the Operations Committee or certain of its designated members on behalf of the Board, Broadridge produced, among other information, comparative performance and expense data for each Fund, including data relating to each Fund’s management fee rate, total expense ratio, short-term and long-term investment performance, brokerage commission costs and portfolio turnover rate (as applicable). Broadridge compared this data, as relevant, for each Fund against a universe of investment companies (except for brokerage commission costs) and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge, and also compared the performance of each Fund against one or more appropriate broad-based indices. In each case, Broadridge summarized, and the Board considered, the methodologies Broadridge employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that the purpose of its reports is to provide an objective view of each Fund’s relative position regarding the level of fees, expenses and performance against a competitive peer group and universe (as applicable) selected by Broadridge (and not Advisors or the Board). The Board considered the propriety of each Fund’s applicable peer group as selected by Broadridge and use of the Institutional Class as the base class for comparison purposes.

Among other matters, the Board also considered information from Advisors to facilitate the Trustees’ evaluation of the reasonableness of any profits earned by Advisors with respect to its services to each Fund pursuant to the Agreement.

Legal counsel for the Trustees also requested on behalf of the Board, and Advisors provided, information that was designed to assist the Board in its consideration of whether to renew the Agreement for each Fund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) further information relating to each Fund’s investment performance and a narrative analysis of the performance of each Fund that had underperformed certain Board-specified criteria, together with an explanation of any events that had a material impact on the Fund’s performance during that period; (2) a description of any contractual fee rate, fee waiver or expense reimbursement arrangements that were proposed or were in place during the prior year and the extent to which such arrangements would be

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	61

Approval of investment management agreement (unaudited)

continued or modified in the coming year; (3) a comparison of each Fund’s management fee rate and performance to other accounts with comparable strategies managed by Advisors or certain of its affiliates; (4) any “fall-out” benefits that accrued or were identified as reasonably likely to accrue to Advisors or its affiliates due to their relationship with the Funds in addition to the Funds’ direct fee payments to Advisors pursuant to the Agreement; (5) information regarding Advisors’ financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, capacity to manage the Funds at current and foreseeable asset levels, insurance coverage, portfolio trading and best execution practices, and any actual and potential conflicts of interest identified by Advisors in connection with rendering services to the Funds; (6) information as to any profits earned by Advisors in connection with its services pursuant to the Agreement; (7) a copy of the Agreement and certain related agreements between the Funds and affiliates of Advisors; (8) a copy of Advisors’ Form ADV as filed with the SEC (which was presented only to legal counsel for the Trustees); and (9) draft narrative explanations to be included in the shareholder reports of reasons why the Board should renew the Agreement. The Trustees were also provided with performance ratings of Morningstar, Inc. (“Morningstar”), which is a widely recognized mutual fund ranking service. In addition, the Board received information from management on the continued impact of the COVID-19 pandemic and certain geopolitical events on the Teachers Insurance and Annuity Association of America (“TIAA”) enterprise’s operations generally and on the Funds’ operations and performance.

On March 3, 2022, the Board held a virtual meeting via videoconference with legal counsel to the Trustees to discuss Advisors’ materials, which led to the Trustees providing additional questions to, and requesting additional information from, Advisors. Subsequently, at the March 11, 2022 meeting, the Trustees were given the opportunity to, and did, ask additional questions and they discussed responses from Advisors to the Board’s follow-up questions and requests presented by the Board after its initial review of the information described above.

In considering whether to renew the Agreement with respect to each Fund, the Board considered various factors, including: (1) the nature, extent and quality of services provided or to be provided by Advisors to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by Advisors and its affiliates from their relationship with the Fund; (4) fees charged to comparable mutual funds by other advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) how such economies of scale are shared with the Fund for the benefit of its investors, such as, if applicable, through management fee breakpoints; (7) comparisons, if applicable, of the services provided by Advisors to, and the fee rates and performance of, the Fund to other clients to whom Advisors provides comparable services; and (8) any other benefits identified by Advisors derived or anticipated to be derived by Advisors or its affiliates from their relationship with the Fund. As a general matter, the Board considered these factors, and any other factors deemed relevant by the Trustees, in their totality, and no single factor was identified as being the determining factor in deciding whether to renew the Agreement.

In addition to the March 11, 2022 meeting that included Advisors’ personnel, the Trustees met in executive sessions, at which no representatives of Advisors were present, to discuss the proposed renewal of the Agreement for each Fund. The Board also received and considered information from its legal counsel as to certain relevant guidance that relates to the renewal process under Section 15(c) of the 1940 Act and certain other legal authorities.

While the contract renewal process included a series of discussions and meetings leading up to the March 11, 2022 meeting, the oversight and evaluation of Advisors’ services to the Funds by the Board and its Committees is an ongoing process. The Board, as well as its Committees, considered reports on various investment and operational topics that had been identified by the Board or its Committees for review in the year since the last annual renewal process. Further, at their regularly scheduled meetings, the Board and its Investment Committee and its other Committees receive and consider, among other matters, information regarding the performance of the Funds. Thus, in reaching its decisions regarding the renewal of the Agreement for each Fund, the Board took into account the information described herein and other information provided to the Board and its Committees throughout the year.

The Board received and considered both Trust-level and Fund-specific information, but made its renewal determinations on a Fund-by-Fund basis. In deciding whether to renew the Agreement for each Fund, each Trustee may have accorded different weight to different factors and, thus, may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Fund. At its meeting on March 11, 2022, all Board members voted unanimously to renew the Agreement for each Fund. Set forth below is a summary of the primary factors the Board considered with respect to each Fund.

The nature, extent and quality of services

The Board considered the level and depth of knowledge of Advisors, including the professional experience and qualifications of its personnel. The Board also considered that Advisors is an experienced investment adviser that has managed the Funds since their operations commenced. Investment professionals at Advisors also manage various funds and accounts of the College Retirement Equities Fund, the TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as advise and sub-advise other investment companies and vehicles. Under the Agreement, Advisors is responsible for, among other duties: managing the assets of the Funds, including conducting research, identifying investments and placing orders to buy and sell securities for the Funds’ investment portfolios; active daily monitoring of the Funds’ investment portfolios; reporting on the investment performance and other metrics of the Funds to the Board on a regular basis; responding to Fund flows; compliance monitoring; coordinating the activities of each Fund’s service providers; and overseeing the provision of various administrative services to the Funds. The Board considered that Advisors has carried out these

62	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

responsibilities in a competent and professional manner. The Board also considered that Advisors has committed significant resources to supporting the series of the Trust, including the Funds. It also considered Advisors’ compliance program and resources and its compliance record with respect to the Funds.

The Board also considered, among other factors, the performance of each Fund, as discussed below. In addition, the Board considered the nature and quality of non-portfolio management services provided by Advisors and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and Advisors’ oversight of those service providers and the outsourcing of certain services to other firms.

During its review, the Board noted its ongoing review of the level of personnel and other resources available to Advisors to provide portfolio management and other services to the Funds, including the impact of recent and anticipated regulatory requirements and operational changes on such resources, so as to assess the adequacy of the resources devoted to these services. Based on all factors considered, the Board concluded that the nature, extent, and quality of services provided by Advisors to each Fund under the Agreement was reasonable.

Investment performance

The Board considered the investment performance of each Fund, over the periods indicated in the Fund-by-Fund synopsis below. The Board considered each Fund’s performance as compared to its benchmark index or other comparative information deemed relevant by management and/or the Board. The Board also reviewed the three-year performance of the Funds before any reductions for fees and expenses. In this analysis, the Board considered the impact of net asset value rounding and the effects of fair valuation, foreign exchange rates, effective tax rates, securities lending and class action litigation, as applicable, on each Fund’s performance as compared to the performance of its benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered, in those cases in which a Fund had performed materially differently from its benchmark based on a Board-established threshold, the factors identified by Advisors that contributed to such difference and any remedial measures being undertaken by Advisors. Thus, the Board concluded that, under the totality of circumstances considered, the investment performance of each Fund was reasonable or that appropriate actions had been or were being implemented.

Cost and profitability

The Board considered financial and profitability data relating to Advisors’ services to the Funds for the calendar year 2021. The Board considered Advisors’ profit calculations with respect to its services to each Fund both before and after taking into account the costs incurred directly or indirectly by Advisors in connection with the distribution of shares of the Fund. The Board acknowledged the reasonableness of having management fee rates which permit Advisors to maintain and improve the quality of services provided to the Funds and recognized the entrepreneurial and other risks assumed by Advisors in managing the Funds. The Board considered that Advisors had calculated that it earned profits with respect to each of the Funds under the Agreement for the one-year period ended December 31, 2021. The Board acknowledge Advisors’ commitment to contractually reduce the Emerging Markets Equity Index Fund’s management fee by 0.02% starting August 1, 2021 and by another 0.02% starting August 1, 2022. The Board also acknowledged Advisors’ commitment to reimburse Fund expenses to the extent that total annual operating expenses exceeded certain specified amounts. Based upon the information provided by Advisors with respect to Advisors’ profitability under the Agreement for each Fund in 2021, the Board concluded that those profits were reasonable in light of various relevant factors.

Fees charged by other advisers

The Board considered comparative information regarding each Fund’s contractual and effective management fee rates and the contractual and effective management fee rates paid by similar mutual funds to other advisers, as analyzed by Broadridge and reflected in the Fund-by-Fund synopsis below. The Board determined that the management fee rate charged to a Fund under the Agreement typically was lower than the management fee rates charged to many or most other comparable mutual funds. In this regard, the Board also considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between a Fund and its comparable mutual funds. The Board considered Broadridge’s treatment of all fund fee waivers, regardless of their type, as management fee waivers, which could materially impact how the Funds’ actual management fee rates compare to those of similar mutual funds. Additionally, the Board considered the potential limitations of such comparisons due to, among other factors, the fact that, in many instances, Broadridge based its comparisons on financial data relating to fiscal periods that differed from the period for which the Funds’ data were derived. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by appropriate groups of comparable mutual funds.

Economies of scale

The Board considered whether Advisors has experienced or is anticipated to experience economies of scale in connection with the operation of each Fund, and whether any such economies are shared with the Funds. The Board considered, in connection with the supporting Broadridge reports, Advisors’ position that the maximum fee rate that could be charged to each Fund based on its level of assets under the Agreement is comparatively low in relation to peer groups of mutual funds. The Board also considered the contractual fee reductions agreed to by Advisors, as noted above. Based on all factors considered, the Board concluded that the Funds’ management fee rate schedules were reasonable in light of current economies of scale considerations

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	63

Approval of investment management agreement (unaudited)

and current asset levels. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by Advisors to its comparable clients.

Fee and performance comparisons with other Advisors clients

The Board considered that Advisors and its affiliate, TIAA-CREF Investment Management, LLC, provide investment management services to other investment companies that may have similar investment strategies as certain of the Funds. The Board considered the management fee rates and the performance of such investment companies. The Board also considered Advisors’ comments that, in the future, Advisors may manage client assets through additional funds and accounts with similar investment strategies. The Board also considered Advisors’ representation that, while the management fee rates charged to the Funds may differ from the management fee rates chargeable to these other funds and accounts, this may be due in part to the fact that these other funds and accounts may: (1) involve less entrepreneurial risk on the part of Advisors; (2) be offered in different types of markets; (3) be provided with different types or levels of services; (4) have different regulatory burdens; and/or (5) target different investors.

Other benefits

The Board also considered additional “fall-out benefits” to Advisors and its affiliates arising from the Agreement. Such benefits include, among others, other fees paid by the Funds to Advisors or its affiliates for other services, such as distribution and administration, and investment-related benefits, such as economies of scale to the extent the Funds share investment resources and/or personnel with other clients of Advisors and the ability to incubate strategies within one or more Funds that could be subsequently utilized to manage other non-Fund products. Advisors and its affiliates may also benefit from the level of business and relationships the Funds have with certain service providers. Additionally, the Funds may be utilized as investment options for other products and businesses of Advisors and its affiliates, such as variable products, fund of funds and 529 education savings plans. Also, Advisors and its affiliates may benefit from their relationship with the Funds to the extent that this relationship results in potential investors viewing TIAA, of which Advisors is an indirect, wholly-owned subsidiary, as a leading retirement plan provider in the academic and non-profit markets and as a single source for all their financial service needs. The Board concluded that other benefits to Advisors and its affiliates arising from the Agreement were reasonable in light of various relevant factors.

Fund-by-fund synopsis of factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Fund. If a Fund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Institutional Class of each Fund. Because the Institutional Class generally has lower non-management expenses than the other classes of these Funds, the expenses and performance of these other classes will differ from the expenses and performance shown for the Institutional Class. References to “adjusted” relative gross performance means the performance of a Fund minus the impact of net asset value rounding and the effects of fair valuation, foreign exchange rates, effective tax rates, securities lending and class action litigation, as applicable. All time periods referenced below are ended December 31, 2021. Under the Morningstar rating system, an Overall Morningstar Rating of 5 stars is the highest (best) rating category and 1 star is the lowest (worst) rating category. The Morningstar data is as of December 31, 2021. For reference, one basis point equals 0.01%. Statements below regarding “net profit” refer to Advisors’ calculation that it earned a profit for the services that it rendered to a Fund during 2021 under the Agreement.

Equity Index Fund

•	The Fund’s annual contractual management fee rate is 0.04% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 1st, 3rd and 1st quintiles of the group of comparable funds selected by Broadridge for expense comparison purposes (“Expense Group”), respectively. The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 1st, 2nd and 1st quintiles of the universe of comparable funds selected by Broadridge for expense comparison purposes (“Expense Universe”), respectively.
•	For the three-year period, the Fund’s adjusted relative gross performance as compared to its benchmark, the Russell 3000® Index, differed by –2 basis points.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Large-Cap Growth Index Fund

•	The Fund’s annual contractual management fee rate is 0.04% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st, quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 1st, 2nd and 1st quintiles of its Expense Universe, respectively.
•	For the three-year period, the Fund’s adjusted relative gross performance as compared to its benchmark, the Russell 1000® Growth Index, differed by –2 basis points.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

64	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

concluded

Large-Cap Value Index Fund

•	The Fund’s annual contractual management fee rate is 0.04% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate each ranked 2 out of 5 funds within its Expense Group. The Fund’s total expense ratio, actual management fee rate and contractual management fee rate each were in the 1st quintile of its Expense Universe.
•	For the three-year period, the Fund’s adjusted relative gross performance as compared to its benchmark, the Russell 1000® Value Index, differed by +1 basis point.
•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

S&P 500 Index Fund

•	The Fund’s annual contractual management fee rate is 0.04% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.
•	For the three-year period, the Fund’s adjusted relative gross performance was the same as compared to its benchmark, the S&P 500® Index.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Small-Cap Blend Index Fund

•	The Fund’s annual contractual management fee rate is 0.04% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.
•	For the three-year period, the Fund’s adjusted relative gross performance as compared to its benchmark, the Russell 2000® Index, differed by +16 basis points.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Emerging Markets Equity Index Fund

•	Effective August 1, 2021, the Fund’s contractual management fee rate was reduced from 0.14% to 0.12% of average daily net assets, and effective August 1, 2022, the Fund’s contractual management fee rate will be reduced to 0.10% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 2nd, 4th and 3rd quintiles of its Expense Group, respectively. The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 2nd quintile of its Expense Universe.
•	For the three-year period, the Fund’s adjusted relative gross performance as compared to its benchmark, the MSCI Emerging Markets Index, differed by –13 basis points.
•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

International Equity Index Fund

•	The Fund’s annual contractual management fee rate is 0.04% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 1st, 2nd and 1st quintiles of its Expense Group, respectively, and were each in the 1st quintile of its Expense Universe.
•	For the three-year period, the Fund’s adjusted relative gross performance as compared to its benchmark, the MSCI EAFE Index, differed by +12 basis points.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Based primarily on the foregoing factors and conclusions, the Board renewed the Agreement for each Fund.

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	65

Liquidity risk management program (unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each series of the Trust covered by this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Program consists of various provisions relating to assessing and managing Fund liquidity risk, as discussed further below. The Funds’ Board of Trustees (the “Board”) previously approved the designation of Advisors (the “Administrator”) as Program administrator. The Liquidity Monitoring and Analysis Team (the “LMAT”) carries out day-to-day Program management with oversight by the Liquidity Oversight Committee (the “LOSC”). Personnel from the Administrator and Nuveen Fund Advisors, LLC, an affiliate of the Administrator, comprise the LMAT and LOSC.

At a February 15, 2022 Board meeting, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and utilize third-party vendor data.

Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund net assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

The Liquidity Rule also limits the Funds’ investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on illiquid investments.

66	2022 Semiannual Report ■ TIAA-CREF Funds: Equity Index Funds

Additional information about index providers (unaudited)

Russell Indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the S&P 500 Index Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the fund. S&P Dow Jones Indices has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of fund shares or in the determination or calculation of the equation by which fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

TIAA-CREF Funds: Equity Index Funds ■ 2022 Semiannual Report	67

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How to reach us

Websites

TIAA.org

nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

©2022 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

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TIAA-CREF Funds	April 30, 2022

TIAA-CREF
International Fixed-Income Funds

The semiannual report contains the financial statements (unaudited).

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Emerging Markets Debt Fund	TEDNX	TEDHX	TEDPX	TEDTX	TEDLX	TEDVX
International Bond Fund	TIBWX	TIBNX	TIBLX	TIBVX	TIBEX	TIBUX

Semiannual
Report

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the TIAA-CREF Funds’ (the “Funds”) annual and semiannual shareholder reports will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on TIAA’s website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either (1) updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or (2) contacting your financial intermediary (such as a broker/dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Funds or through a TIAA Account, or to all funds held through your financial intermediary.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF International Fixed-Income Funds listed on the cover of this report.

This semiannual report contains information about certain TIAA-CREF Funds and describes their results for the six months ended April 30, 2022. The report contains four main sections:

•	A letter from Brad Finkle, Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the issuers, industries and types of securities in which each fund had investments as of April 30, 2022.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our websites at TIAA.org or nuveen.com, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	3

Letter to investors

International fixed-income securities recorded losses for the six months ended April 30, 2022. Foreign investment-grade fixed-rate bonds and emerging-markets debt both experienced most of their declines in the last three months of the period, as central banks around the world began tightening their monetary policies. For the six months:

•	International investment-grade fixed-rate bonds hedged to the U.S. dollar returned –5.4%, as measured by the Bloomberg Global Aggregate Ex-USD Index (Hedged).
•	Emerging-markets debt securities returned –15.5%, as measured by the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. Please see page 7 for benchmark definitions.
•	The TIAA-CREF International Bond Fund (Institutional Class) returned –7.3%, trailing its benchmark. The TIAA-CREF Emerging Markets Debt Fund (Institutional Class) returned –12.4%, surpassing its benchmark.

International investment-grade bonds began the period with modest declines amid market volatility, as inflation became a growing concern and the Omicron COVID-19 variant emerged. Larger losses were recorded in the second half of the period as Russia invaded Ukraine and rising inflation prompted central banks to focus on tighter monetary policies. The economies in the 19-nation euro area expanded in the fourth quarter of 2021 and the first quarter of 2022. The European Central Bank scaled back monetary accommodation, while the Bank of England raised its benchmark interest rate to 0.75%.

Emerging-markets debt securities posted negative returns in the first three months of the period, also impacted by the Omicron variant, global price pressures and slower growth in China. The decline accelerated in the final three months of the period, as inflation concerns persisted, U.S. interest rates rose and the Russian invasion took place.

Foreign bonds posted mixed results versus U.S. bonds

For the six months, foreign bonds registered mixed results when compared with the performance of U.S. bonds. International investment-grade securities outperformed the –9.5% return of U.S. investment-grade fixed-income bonds, as measured by the Bloomberg U.S. Aggregate Bond Index. Emerging-markets debt trailed the –7.2% return of U.S. high-yield bonds, as measured by the ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index.

The value of diversification amid market volatility

Global economies and financial markets are now adapting to inflationary pressures for the first time in many years. Furthermore, geopolitical instability

4	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

Brad Finkle

has added another layer of uncertainty to the market environment, resulting in elevated volatility. How these challenges play out remains to be seen, but we believe that diversification by geography and asset class can be a sensible investment strategy to help navigate shifts in global bond markets. Since the progress of economies around the world may be difficult to forecast, diversification that includes international fixed-income securities may help to balance market risks and opportunities more effectively, allowing investors to achieve their long-term financial goals. International bond markets can be complex, so we believe a diversified portfolio of fixed-income securities in a professionally managed mutual fund or group of funds is a prudent way to gain access to this asset class. But while diversification can help reduce volatility, it does not provide a guarantee against market losses.

If you have any questions about your investment in the TIAA-CREF International Fixed-Income Funds, please contact your financial advisor or call a TIAA financial consultant at 800-842-2252. We welcome the opportunity to assist you.

/s/ Brad Finkle

Brad Finkle

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	5

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our websites at TIAA.org or nuveen.com; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT filings. Form N-CSR filings are as of October 31 or April 30; Form N-PORT filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy.
Call 202-551-8090 for more information.

Proxy voting

In certain market conditions, the investment portfolio of a fixed-income fund may include shares of common or preferred stock. If that should occur, TIAA-CREF Funds’ ownership of stock would give it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link under Get Help at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

6	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

About the funds’ benchmarks

Emerging Markets Debt Fund

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD Index) is an unmanaged, market-capitalization-weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds and other debt instruments issued by sovereign and quasi-sovereign entities. The index limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

International Bond Fund

The Bloomberg Global Aggregate Ex-USD Index (Hedged) is an unmanaged, global, investment-grade fixed-rate bond market index, including treasury, government-related, corporate and securitized fixed-rate bonds from both developed- and emerging-markets issuers, in 24 local currencies. Securities are SEC registered, taxable, non-dollar denominated and must have a minimum maturity of one year. Securities must be rated investment grade using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Information has been obtained from sources believed to be reliable but J.P. Morgan does not guarantee its completeness or accuracy. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified (EMBI-GD Index) is used with permission. The EMBI-GD Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2022, J.P. Morgan Chase & Co. All rights reserved.

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves nor endorses this material, nor guarantees the accuracy or completeness of any information herein, nor makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	7

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2021–April 30, 2022).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

8	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

Performance for the six months ended April 30, 2022

The Emerging Markets Debt Fund returned –12.42% for the Institutional Class, compared with the –15.45% return of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified (“JP Morgan index”). For the one-year period ended April 30, 2022, the Fund returned –11.36% versus –14.51% for the index. The performance table shows returns for all share classes of the Fund.

Emerging-markets debt declined amid rising U.S. rates and geopolitical uncertainty

Emerging-markets (EM) debt, as measured by the JP Morgan index, returned –3.30% in the first three months of the period. EM debt markets were rattled primarily by the onset of the highly transmissible Omicron variant of COVID. In addition, concerns about global price pressures, a faster U.S. taper and issues related to slower growth in China contributed to the losses.

In the final three months, EM debt returned –12.56% amid spikes in both inflation and U.S. interest rates, which weighed heavily on the longer-duration nature of the asset class. These concerns were further exacerbated by the Russian invasion of Ukraine, which prompted a severe risk-off sentiment.

Fund surpassed its benchmark

For the period, the Fund declined but outperformed its benchmark due to an overweight to corporate credit and strong country allocations within corporates and sovereigns. Security selections within corporate debt also aided results. Local market positions contributed along with the Fund’s elevated cash level, as the latter mitigated downside volatility.

Within corporates, positioning in Russia was a significant driver of relative performance. An overweight to Brazilian, Turkish and South African corporates and no exposure to Belarus also helped. Among sovereigns, the Fund’s underweight to Russia and not owning Belarus were strong contributors. Mexican airline Aeromexico outperformed as the company successfully exited Chapter 11, paid off its debtor-in-possession lender and bought out the minority stake of its loyalty program. Among local markets, Brazil, Uganda and Uruguay all had positive returns during this otherwise bleak period.

By contrast, the Fund’s performance was hurt by holdings in out-of-benchmark Chinese property names, which were pressured by tightening liquidity and rising defaults. Underweights in higher-quality quasi-sovereigns in China and Malaysia detracted further, as did an overweight to Ukraine corporates. Additionally, an overweight to Ukraine sovereign debt and exposure to warrants, which are more sensitive to the growth outlook, also weighed on results. Select local market positions detracted including Russia, Ukraine, Benin and Serbia.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	9

Emerging Markets Debt Fund

Performance as of April 30, 2022

Emerging Markets Debt Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		since inception		gross	net
Institutional Class	9/26/14	–12.42%	–11.36%	1.83%		3.12%		0.61%	0.61%
Advisor Class	12/4/15	–12.42	–11.40	1.80		3.10	†	0.69	0.69
Premier Class	9/26/14	–12.51	–11.53	1.68		2.96		0.80	0.80
Retirement Class	9/26/14	–12.49	–11.43	1.62		2.89		0.86	0.86
Retail Class	9/26/14	–12.56	–11.64	1.50		2.79		0.94	0.94
Class W	9/28/18	–12.23	–10.81	2.28	†	3.42	†	0.61	0.00
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified	—	–15.45	–14.51	0.23		2.14	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance and 30-day SEC yield information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

10	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

Expense example

Six months ended April 30, 2022

	Beginning	Ending	Expenses paid
	account value	account value	during period	*
Emerging Markets Debt Fund	(11/1/21)	(4/30/22)	(11/1/21–4/30/22)
Actual return
Institutional Class	$1,000.00	$875.80	$2.88
Advisor Class	1,000.00	875.84	3.21
Premier Class	1,000.00	874.94	3.63
Retirement Class	1,000.00	875.11	3.63
Retail Class	1,000.00	874.35	4.51
Class W	1,000.00	877.71	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,021.72	3.11
Advisor Class	1,000.00	1,021.37	3.46
Premier Class	1,000.00	1,020.93	3.91
Retirement Class	1,000.00	1,020.93	3.91
Retail Class	1,000.00	1,019.98	4.86
Class W	1,000.00	1,024.79	0.00

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.62% for the Institutional Class, 0.69% for the Advisor Class, 0.78% for the Premier Class, 0.78% for the Retirement Class, 0.97% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 8.

Fund profile
as of 4/30/2022
Net assets	$547.94 million
Portfolio turnover rate*	27%
Number of issues	321
Option-adjusted duration‡	6.52 years
Average maturity§	11.43 years

*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
‡	Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.
§	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	11

Emerging Markets Debt Fund

Portfolio composition
% of net assets
Sector	as of 4/30/2022
Corporate bonds	48.9
Foreign government securities	45.8
Bank loan obligations	0.3
Common stocks & rights	1.1
Short-term investments, other assets & liabilities, net	3.9
Total	100.0

Holdings by country
% of portfolio investments
as of 4/30/2022
Mexico	8.6
South Africa	6.1
Brazil	6.0
Indonesia	4.4
Turkey	4.0
Chile	3.2
Peru	3.0
Israel	2.8
59 other nations	55.0
Short-term investments	6.9
Total	100.0
Holdings by maturity
% of fixed-income investments
(excluding short-term investments)
as of 4/30/2022
Less than 1 year	3.2
1–3 years	6.2
3–5 years	15.8
5–10 years	43.6
Over 10 years	31.2
Total	100.0

Holdings by credit quality
% of fixed-income investments
(excluding short-term investments)
as of 4/30/2022
A/A	7.3
Baa/BBB	27.0
Ba/BB	29.0
B/B	24.7
Below B/B	4.7
Non-rated	7.3
Total	100.0

Credit quality ratings are based on the J.P. Morgan methodology, which uses the middle rating of the S&P, Moody’s and Fitch ratings to determine an instrument’s rating category. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used.

12	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

International Bond Fund

Performance for the six months ended April 30, 2022

The International Bond Fund returned –7.29% for the Institutional Class, compared with the –5.39% return of its benchmark, the Bloomberg Global Aggregate Ex-USD Index (Hedged) (“Global Aggregate index”). For the one-year period ended April 30, 2022, the Fund returned –7.38% versus –5.27% for the index. The performance table shows returns for all share classes of the Fund.

International fixed-income markets declined in a volatile environment

Global fixed-income markets remained volatile during the period. In the first three months, international bonds were slightly negative with the emergence of the Omicron variant and higher inflation—the latter driving central banks to shift their interest rate stance in December 2021. The Bank of England raised rates in that month after unexpectedly holding steady at its prior meeting, while the European Central Bank scaled back on its monetary accommodation. The yield curve flattened due to the tightening, while currency (FX) returns were negative on U.S. dollar strength.

In the second half of the period, international bonds posted larger declines as Russia’s invasion of Ukraine, along with a spike in oil prices and other inflationary pressures, drove central banks to focus on monetary tightening. In Europe, credit spreads widened as geopolitics exacerbated an already difficult technical environment. Continued yield curve flattening was led by higher short-term rates in Australia, Canada and New Zealand. Meanwhile, European and Japanese bonds outperformed as yield curves in these regions bucked the flattening trend.

Fund trailed its benchmark

For the six-month period, the Fund underperformed its benchmark. The primary detractors were asset allocation within government credit and agency debt in emerging markets (EM), most notably in Eastern Europe (Ukraine, Romania and Serbia), along with exposure to select African issuers (Ghana and Kenya) and exposure to El Salvador in Central America. Many of these EM countries are not included in the benchmark. Corporate bonds also hurt the Fund’s relative performance, especially in Eastern Europe (Russia). FX exposure detracted further as the U.S. dollar rose, particularly the Egyptian pound, Russian ruble and Norwegian krone.

On the positive side, yield curve positioning in select markets made a strong contribution to the Fund’s relative return. In particular, shorter-duration positions in the euro area and the United Kingdom, along with a longer-duration position in Japan and Canada, provided substantial benefits.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	13

International Bond Fund

Performance as of April 30, 2022
International Bond Fund		Total return		Average annual total return				Annual operating expenses*
	Inception date	6 months	1 year	5 years		since inception		gross	net
Institutional Class	8/5/16	–7.29%	–7.38%	1.61%		1.26%		0.60%	0.60%
Advisor Class	8/5/16	–7.18	–7.37	1.55		1.22		0.70	0.70
Premier Class	8/5/16	–7.33	–7.52	1.44		1.12		0.80	0.75
Retirement Class	8/5/16	–7.43	–7.71	1.34		1.00		0.84	0.84
Retail Class	8/5/16	–7.43	–7.71	1.25		0.92		1.49	0.95
Class W	9/28/18	–6.96	–6.87	2.05	†	1.64	†	0.59	0.00
Bloomberg Global Aggregate ex-USD Index (Hedged)	—	–5.39	–5.27	1.74		1.34	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance and 30-day SEC yield information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2023, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
†	The performance shown for Class W that is prior to its inception date is based on the performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of Class W. If these actual expenses had been reflected, the performance of Class W shown for these periods would have been different because Class W has different expenses than the Institutional Class.
‡	Performance is calculated from the inception date of the Institutional Class.

14	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

International Bond Fund

Expense example

Six months ended April 30, 2022
	Beginning	Ending	Expenses paid
	account value	account value	during period	*
International Bond Fund	(11/1/21)	(4/30/22)	(11/1/21–4/30/22)
Actual return
Institutional Class	$1,000.00	$927.13	$2.82
Advisor Class	1,000.00	928.17	3.01
Premier Class	1,000.00	926.66	3.58
Retirement Class	1,000.00	925.74	4.01
Retail Class	1,000.00	925.69	4.44
Class W	1,000.00	930.41	0.00
5% annual hypothetical return
Institutional Class	1,000.00	1,021.87	2.96
Advisor Class	1,000.00	1,021.67	3.16
Premier Class	1,000.00	1,021.08	3.76
Retirement Class	1,000.00	1,020.63	4.21
Retail Class	1,000.00	1,020.18	4.66
Class W	1,000.00	1,024.79	0.00

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended April 30, 2022. The Fund’s annualized six-month expense ratios for that period were 0.59% for the Institutional Class, 0.63% for the Advisor Class, 0.75% for the Premier Class, 0.84% for the Retirement Class, 0.93% for the Retail Class and 0.00% for Class W. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.

For more information about this expense example, please see page 8.

Fund profile
as of 4/30/2022
Net assets	$457.98 million
Portfolio turnover rate*	21%
Number of issues	441
Option-adjusted duration‡	6.62 years
Average maturity§	8.19 years

*	The portfolio turnover rate covers the six-month period from November 1, 2021–April 30, 2022, and is not annualized.
‡	Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.
§	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	15

International Bond Fund

Portfolio composition
% of net assets
Sector	as of 4/30/2022
Foreign government securities	63.2
Corporate bonds	22.6
Commercial mortgage-backed securities	3.0
Bank loan obligations	2.0
Mortgage-backed securities	1.9
Asset-backed securities	1.3
Short-term investments, other assets & liabilities, net	6.0
Total	100.0

Holdings by country
% of portfolio investments
as of 4/30/2022
United States	15.9
China	11.0
Japan	10.8
United Kingdom	5.8
France	4.5
Canada	4.2
Italy	4.1
Spain	3.6
64 other nations	36.6
Short-term investments	3.5
Total	100.0
Holdings by maturity
% of fixed-income investments
(excluding short-term investments)
as of 4/30/2022
Less than 1 year	2.2
1–3 years	21.2
3–5 years	18.0
5–10 years	34.4
Over 10 years	24.2
Total	100.0

Holdings by credit quality
% of fixed-income investments
(excluding short-term investments)
as of 4/30/2022
Aaa/AAA	8.2
Aa/AA	12.2
A/A	34.1
Baa/BBB	26.1
Ba/BB	10.1
B/B	7.3
Below B/B	0.2
Non-rated	1.8
Total	100.0

Credit quality ratings are based on the Bloomberg methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

16	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

Summary portfolio of investments (unaudited)

Emerging Markets Debt Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

BANK LOAN OBLIGATIONS
CHILE				$1,818,914	0.3%
		TOTAL BANK LOAN OBLIGATIONS (Cost $1,826,200)		1,818,914	0.3

BONDS

CORPORATE BONDS
ARGENTINA				1,411,332	0.3
BRAZIL				25,260,518	4.6
CHILE				13,714,817	2.5
CHINA				5,055,590	0.9
COLOMBIA				11,584,812	2.1
COSTA RICA
$3,200,000	g	Instituto Costarricense de Electricidad	6.750%, 10/07/31	3,188,639	0.6
		Other		2,083,824	0.4
				5,272,463	1.0
DOMINICAN REPUBLIC				3,314,622	0.6
GHANA				3,787,100	0.7
GUATEMALA				4,507,563	0.8
INDIA
3,000,000	e,g	Network i2i Ltd	3.975%, N/A‡	2,769,900	0.5
		Other		8,678,074	1.6
				11,447,974	2.1
INDONESIA
3,000,000	g	Pertamina Persero PT	3.100%, 08/27/30	2,683,680	0.5
4,250,000	g	Saka Energi Indonesia PT	4.450%, 05/05/24	4,050,080	0.7
		Other		12,884,512	2.4
				19,618,272	3.6
ISRAEL
3,000,000	g	Bank Hapoalim BM	3.255%, 01/21/32	2,700,000	0.5
3,850,000	g	Israel Electric Corp Ltd	3.750%, 02/22/32	3,596,770	0.6
		Other		9,497,376	1.8
				15,794,146	2.9
JAMAICA				325,092	0.1
KAZAKHSTAN				8,782,320	1.6
KOREA, REPUBLIC OF				1,764,614	0.3
MACAU				1,533,000	0.3

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	17

Summary portfolio of investments (unaudited)	continued

Emerging Markets Debt Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

MALAYSIA
$3,000,000		1MDB Global Investments Ltd	4.400%, 03/09/23	$2,977,669	0.6%
3,400,000	g	Misc Capital Two Labuan Ltd	3.625%, 04/06/25	3,359,268	0.6
3,045,000	g	Misc Capital Two Labuan Ltd	3.750%, 04/06/27	2,949,024	0.5
		Other		4,287,724	0.8
				13,573,685	2.5
MEXICO
8,833,000	g	Grupo Aeromexico SAB de C.V.	8.500%, 03/17/27	8,921,330	1.6
3,350,000	g	Grupo Axo SAPI de C.V.	5.750%, 06/08/26	3,065,250	0.6
4,647,000		Petroleos Mexicanos	6.840%, 01/23/30	4,234,811	0.8
6,219,000		Petroleos Mexicanos	6.700%, 02/16/32	5,358,788	1.0
		Other		15,438,575	2.8
				37,018,754	6.8
MOROCCO
4,450,000	g	OCP S.A.	5.125%, 06/23/51	3,422,256	0.6
		Other		547,831	0.1
				3,970,087	0.7
NETHERLANDS				399,607	0.1
NIGERIA				1,667,015	0.3
OMAN
3,000,000	g	OQ SAOC	5.125%, 05/06/28	2,910,382	0.5
				2,910,382	0.5
PANAMA				4,719,704	0.9
PERU				11,094,206	2.0
QATAR				1,340,066	0.2
RUSSIA				700,000	0.1
SAUDI ARABIA
3,000,000	g	Saudi Arabian Oil Co	4.375%, 04/16/49	2,810,084	0.5
		Other		2,109,259	0.4
				4,919,343	0.9
SINGAPORE
2,800,000	g	United Overseas Bank Ltd	3.059%, 04/07/25	2,789,984	0.5
				2,789,984	0.5
SOUTH AFRICA
3,050,000		AngloGold Ashanti Holdings plc	3.750%, 10/01/30	2,728,377	0.5
3,000,000	g	Eskom Holdings SOC Ltd	6.750%, 08/06/23	2,912,187	0.5
2,875,000	g	Eskom Holdings SOC Ltd	6.350%, 08/10/28	2,826,529	0.5
		Other		13,035,616	2.4
				21,502,709	3.9

18	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Emerging Markets Debt Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

SPAIN				$2,153,640	0.4%
THAILAND				2,232,526	0.4
TRINIDAD AND TOBAGO				833,000	0.2
TURKEY
$4,100,000	g	Anadolu Efes Biracilik Ve Malt Sanayii AS.	3.375%, 06/29/28	3,359,172	0.6
		Other		8,561,281	1.6
				11,920,453	2.2
UKRAINE				917,750	0.2
UNITED ARAB EMIRATES				7,412,807	1.3
UNITED STATES				2,162,199	0.4
		TOTAL CORPORATE BONDS (Cost $302,516,450)		267,412,152	48.9

GOVERNMENT BONDS
ANGOLA
3,125,000	g	Angolan Government International Bond	8.750%, 04/14/32	2,958,455	0.5
6,525,000	e,g	Angolan Government International Bond	8.000%–9.375%, 05/09/28–05/08/48	6,068,827	1.1
				9,027,282	1.6
ARGENTINA				3,148,931	0.6
AZERBAIJAN				2,129,541	0.4
BAHRAIN				1,966,160	0.4
BARBADOS				2,213,551	0.4
BENIN				973,560	0.2
BERMUDA				1,225,672	0.2
BRAZIL
3,100,000		Brazilian Government International Bond	3.875%, 06/12/30	2,732,371	0.5
		Other		5,856,468	1.1
				8,588,839	1.6
CAMEROON				882,378	0.2
CHILE				2,443,954	0.4
CHINA
CNY 17,000,000		China Government International Bond	3.120%, 12/05/26	2,633,833	0.5
		Other		501,048	0.1
				3,134,881	0.6
COLOMBIA				4,027,427	0.7
COSTA RICA				3,545,439	0.6
COTE D’IVOIRE
$3,219,030	g	Ivory Coast Government International Bond (Step Bond)	5.750%, 12/31/32	3,055,788	0.6
				3,055,788	0.6

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	19

Summary portfolio of investments (unaudited)	continued

Emerging Markets Debt Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

DOMINICAN REPUBLIC
$4,000,000	g	Dominican Republic Government International Bond	4.875%, 09/23/32	$3,359,313	0.6%
3,060,000	g	Dominican Republic Government International Bond	7.450%, 04/30/44	2,957,970	0.5
		Other		5,545,532	1.1
				11,862,815	2.2
ECUADOR
3,634,600	g	Ecuador Government International Bond (Step Bond)	5.000%, 07/31/30	2,945,140	0.5
4,637,020	g	Ecuador Government International Bond (Step Bond)	1.000%, 07/31/35	2,899,458	0.5
		Other		403,864	0.1
				6,248,462	1.1
EGYPT
4,275,000	g	Egypt Government International Bond	7.600%, 03/01/29	3,637,769	0.7
4,575,000	e,g	Egypt Government International Bond	7.053%, 01/15/32	3,524,104	0.7
4,725,000	g	Egypt Government International Bond	8.500%, 01/31/47	3,425,956	0.6
		Other		2,599,909	0.4
				13,187,738	2.4
EL SALVADOR				1,929,589	0.3
GHANA
8,675,000	g	Ghana Government International Bond	0.000%–8.750%, 04/07/25–03/11/61	5,297,948	1.0
		Other		1,204,448	0.2
				6,502,396	1.2
GUATEMALA				3,147,741	0.6
HONDURAS				673,631	0.1
INDIA				2,182,867	0.4
INDONESIA				5,026,676	0.9
IRAQ
3,056,250	g	Iraq Government International Bond	5.800%, 01/15/28	2,937,917	0.6
		Other		2,323,209	0.4
				5,261,126	1.0
JAMAICA
2,950,000		Jamaica Government International Bond	8.000%, 03/15/39	3,663,433	0.7
		Other		2,223,984	0.4
				5,887,417	1.1
JORDAN
6,050,000	e,g	Jordan Government International Bond	4.950%–7.375%, 07/07/25–10/10/47	5,517,632	1.0
				5,517,632	1.0
KAZAKHSTAN				1,401,289	0.3

20	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Emerging Markets Debt Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

KENYA				$5,920,006	1.1%
LEBANON				814,236	0.1
MALAYSIA				1,521,583	0.3
MEXICO
$3,500,000		Mexico Government International Bond	4.280%, 08/14/41	2,906,505	0.5
		Other		5,094,423	1.0
				8,000,928	1.5
MONGOLIA				2,729,392	0.5
MOROCCO				2,541,786	0.5
NAMIBIA				1,633,827	0.3
NIGERIA
8,325,000	g	Nigeria Government International Bond	6.500%–8.375%, 11/28/27–02/23/38	6,974,991	1.3
				6,974,991	1.3
OMAN
2,550,000	g	Oman Government International Bond	6.750%, 10/28/27	2,696,249	0.5
6,150,000	g	Oman Government International Bond	5.375%–6.750%, 03/08/27–01/17/48	6,009,275	1.1
				8,705,524	1.6
PAKISTAN				7,190,561	1.3
PANAMA
2,850,000		Panama Notas del Tesoro	3.750%, 04/17/26	2,815,800	0.5
				2,815,800	0.5
PARAGUAY				1,462,019	0.3
PERU
3,000,000	e,g	Fondo MIVIVIENDA S.A.	4.625%, 04/12/27	2,962,500	0.5
		Other		2,666,024	0.5
				5,628,524	1.0
PHILIPPINES				2,287,023	0.4
QATAR				4,240,078	0.8
ROMANIA				3,204,070	0.6
RUSSIA				657,358	0.1
RWANDA
3,825,000	g	Rwanda International Government Bond	5.500%, 08/09/31	3,378,787	0.6
				3,378,787	0.6
SAUDI ARABIA
8,950,000	g	Saudi Government International Bond	2.250%–3.750%, 10/26/26–02/02/61	7,841,600	1.4
				7,841,600	1.4
SENEGAL				2,354,130	0.4

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	21

Summary portfolio of investments (unaudited)	continued

Emerging Markets Debt Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

SOUTH AFRICA
$3,000,000	e	South Africa Government International Bond	4.300%, 10/12/28	$2,731,906	0.5%
ZAR 59,300,000		South Africa Government International Bond	7.000%, 02/28/31	3,063,513	0.5
		Other		5,969,736	1.1
				11,765,155	2.1
SRI LANKA				1,473,640	0.3
SUPRANATIONAL
$2,975,000	g	Banque Ouest Africaine de Developpement	4.700%, 10/22/31	2,938,441	0.5
		Other		1,655,478	0.3
				4,593,919	0.8
THAILAND				1,397,655	0.3
TRINIDAD AND TOBAGO				998,025	0.2
TURKEY
4,350,000		Turkey Government International Bond	4.875%, 04/16/43	2,925,550	0.5
		Other		7,765,834	1.4
				10,691,384	1.9
UGANDA				1,963,481	0.4
UKRAINE				4,205,167	0.7
UNITED ARAB EMIRATES				4,289,721	0.8
URUGUAY
3,770,000		Uruguay Government International Bond	4.375%, 01/23/31	3,864,325	0.7
		Other		1,340,115	0.2
				5,204,440	0.9
UZBEKISTAN				3,371,653	0.6
ZAMBIA
3,900,000	g	Zambia Government International Bond	8.500%, 04/14/24	2,927,496	0.5
		Other		556,462	0.1
				3,483,958	0.6
		TOTAL GOVERNMENT BONDS (Cost $303,105,775)		248,533,203	45.3
STRUCTURED ASSETS
CAYMAN ISLANDS
3,000,000	†	Industrial DPR Funding Ltd Series 0-2022 1A (Class 1)	538.000%, 04/15/34	3,000,000	0.5
				3,000,000	0.5
		TOTAL STRUCTURED ASSETS (Cost $3,000,000)		3,000,000	0.5
		TOTAL BONDS (Cost $608,622,225)		518,945,355	94.7

Shares		Company

COMMON STOCKS
UNITED STATES
270,981	*,e	Grupo Aeromexico SAB de C.V.		4,784,478	0.9
		Other		1,131,103	0.2
				5,915,581	1.1
		TOTAL COMMON STOCKS (Cost $5,779,534)		5,915,581	1.1

22	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Emerging Markets Debt Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
EGYPT				$1,015,583	0.2%
UNITED STATES
$3,218,000		Federal Agricultural Mortgage Corp (FAMC)	0.000%, 05/03/22	3,217,957	0.6
				3,217,957	0.6
REPURCHASE AGREEMENT
3,490,000	r	Fixed Income Clearing Corp (FICC)	0.230%, 05/02/22	3,490,000	0.6
				3,490,000	0.6
				6,707,957	1.2

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
31,496,628	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310%	31,496,628	5.8
				31,496,628	5.8

		TOTAL SHORT-TERM INVESTMENTS (Cost $39,395,099)		39,220,168	7.2
		TOTAL PORTFOLIO (Cost $655,623,058)		565,900,018	103.3
		OTHER ASSETS & LIABILITIES, NET		(17,962,309)	(3.3)
			NET ASSETS	$547,937,709	100.0%

CNY	Chinese Yuan
ZAR	South African Rand

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
‡	Perpetual security
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $31,628,053.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $405,159,451 or 73.9% of net assets.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $3,490,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.500% and maturity date 2/15/46, valued at $3,559,867.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	23

Consolidated summary portfolio of investments (unaudited)

International Bond Fund  ■  April 30, 2022

Principal	Issuer	Value	% of net assets

BANK LOAN OBLIGATIONS
CANADA		$380,065	0.1%
IRELAND		593,647	0.1
LUXEMBOURG		1,419,058	0.3
UNITED STATES		6,980,078	1.5
TOTAL BANK LOAN OBLIGATIONS (Cost $9,474,313)		9,372,848	2.0

BONDS

CORPORATE BONDS
AUSTRIA		574,420	0.1
BELGIUM		1,760,811	0.4
BRAZIL		843,845	0.2
CANADA		3,982,254	0.9
CHILE		2,569,604	0.6
CHINA		848,800	0.2
COLOMBIA		886,095	0.2
CZECH REPUBLIC		259,166	0.1
FRANCE		6,388,635	1.4
GERMANY		4,270,119	0.9
HUNGARY		373,881	0.1
INDIA		1,374,043	0.3
INDONESIA		606,627	0.1
IRELAND		961,705	0.2
ISRAEL		1,341,422	0.3
ITALY		849,187	0.2
JAPAN		2,008,078	0.4
KAZAKHSTAN		780,476	0.2
KOREA, REPUBLIC OF		725,948	0.2
KUWAIT		337,087	0.1
LUXEMBOURG		1,871,108	0.4
MALAYSIA		832,708	0.2
MEXICO		1,143,125	0.2
NETHERLANDS		1,737,492	0.4
NIGERIA		1,033,961	0.2
PANAMA		473,224	0.1

24	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments (unaudited)	continued

International Bond Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

PERU				$185,752	0.0%
POLAND				498,913	0.1
QATAR
CNY 16,000,000		QNB Finance Ltd	3.150%, 02/04/26	2,316,954	0.5
		Other		278,749	0.1
				2,595,703	0.6
ROMANIA				217,227	0.0
RUSSIA				183,545	0.0
SAUDI ARABIA				962,263	0.2
SINGAPORE				636,232	0.1
SOUTH AFRICA				1,532,256	0.3
SPAIN				805,520	0.2
SUPRANATIONAL				935,643	0.2
SWITZERLAND				2,833,946	0.6
TAIWAN				298,650	0.1
THAILAND				801,866	0.2
TURKEY				245,112	0.0
UNITED ARAB EMIRATES				724,936	0.2
UNITED KINGDOM				9,178,864	2.0
UNITED STATES				41,931,655	9.2
		TOTAL CORPORATE BONDS (Cost $120,585,656)		103,401,904	22.6

GOVERNMENT BONDS
ANGOLA				1,467,394	0.3
AUSTRALIA
AUD 3,650,000		Australia Government Bond	0.250%, 11/21/25	2,353,274	0.5
8,250,000	z	Australia Government Bond	1.250%–3.000%, 05/21/28–06/21/51	4,951,925	1.1
		Other		1,159,197	0.3
				8,464,396	1.9
BELGIUM
EUR 2,125,000	g	Kingdom of Belgium Government International Bond	0.000%, 10/22/27	2,131,598	0.6
				2,131,598	0.6
BENIN				1,075,236	0.2
BRAZIL				1,917,088	0.4
CAMEROON				573,546	0.1
CANADA
CAD 3,050,000	g	Canada Housing Trust No	1.100%, 12/15/26	2,173,711	0.5
		Other		12,033,200	2.6
				14,206,911	3.1

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	25

Consolidated summary portfolio of investments (unaudited)	continued

International Bond Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

CHILE				$1,487,555	0.3%
CHINA
CNY 83,560,000		China Government Bond	2.880%, 11/05/23	12,811,002	2.8
14,900,000		China Government Bond	2.910%, 10/14/28	2,273,549	0.5
14,500,000		China Government Bond	3.270%, 11/19/30	2,270,373	0.5
24,800,000		China Government Bond	3.720%, 04/12/51	3,996,989	0.9
49,600,000		China Government International Bond	2.940%, 10/17/24	7,627,424	1.7
60,500,000		China Government International Bond	3.120%, 12/05/26	9,373,348	2.0
18,900,000		China Government International Bond	3.860%, 07/22/49	3,111,274	0.7
30,000,000		China Government International Bond	3.390%, 03/16/50	4,534,600	1.0
		Other		2,077,329	0.4
				48,075,888	10.5
COTE D’IVOIRE				1,030,557	0.2
CROATIA				857,813	0.2
CYPRUS
EUR 5,025,000	z	Cyprus Government International Bond	0.625%–2.750%, 09/25/28–05/03/49	4,960,867	1.1
				4,960,867	1.1
DOMINICAN REPUBLIC				905,757	0.2
ECUADOR				593,166	0.1
EGYPT				3,572,261	0.8
EL SALVADOR				409,589	0.1
FRANCE
EUR 4,500,000		French Republic Government Bond OAT	0.500%, 05/25/25	4,727,693	1.0
3,775,000		French Republic Government Bond OAT	0.750%, 11/25/28	3,905,124	0.8
2,450,000	g	French Republic Government Bond OAT	0.500%, 05/25/40	2,082,510	0.5
2,500,000	z	UNEDIC ASSEO	0.250%, 07/16/35	2,138,263	0.5
		Other		709,219	0.2
				13,562,809	3.0
GERMANY				991,008	0.2
GHANA				2,120,561	0.5
GREECE
EUR 2,300,000	g	Hellenic Republic Government International Bond	1.500%, 06/18/30	2,145,351	0.5
		Other		2,749,742	0.6
				4,895,093	1.1
GUATEMALA				739,925	0.2
HUNGARY				1,816,333	0.4
INDIA				202,117	0.0
INDONESIA				2,063,592	0.5

26	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments (unaudited)	continued

International Bond Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

ISRAEL
ILS 5,250,000		Israel Government International Bond	5.500%, 01/31/42	$2,200,689	0.5%
		Other		1,075,115	0.2
				3,275,804	0.7
ITALY
EUR 5,525,000		Italy Buoni Poliennali Del Tesoro	2.450%, 10/01/23	5,997,409	1.3
3,950,000		Italy Buoni Poliennali Del Tesoro	1.250%, 12/01/26	4,071,295	0.9
3,675,000		Italy Buoni Poliennali Del Tesoro	0.950%, 09/15/27	3,676,195	0.8
		Other		2,665,364	0.6
				16,410,263	3.6
JAPAN
JPY 330,000,000		Japan Government Ten Year Bond	0.100%, 06/20/28	2,547,384	0.6
322,000,000		Japan Government Ten Year Bond	0.100%, 09/20/29	2,472,798	0.5
325,000,000		Japan Government Ten Year Bond	0.100%, 12/20/29	2,492,676	0.6
425,000,000		Japan Government Ten Year Bond	0.100%, 06/20/30	3,253,459	0.7
513,000,000		Japan Government Ten Year Bond	0.100%, 09/20/30	3,923,313	0.9
525,950,000		Japan Government Thirty Year Bond	2.500%, 09/20/34	5,092,392	1.1
457,700,000		Japan Government Thirty Year Bond	0.500%, 09/20/46	3,243,992	0.7
533,000,000		Japan Government Thirty Year Bond	0.700%, 09/20/51	3,826,141	0.8
340,000,000		Japan Government Twenty Year Bond	2.100%, 03/20/26	2,836,205	0.6
278,000,000		Japan Government Twenty Year Bond	0.600%, 12/20/36	2,174,528	0.5
660,000,000		Japan Government Twenty Year Bond	0.700%, 09/20/38	5,173,132	1.1
		Other		9,123,597	2.0
				46,159,617	10.1
KENYA				1,497,624	0.3
KOREA, REPUBLIC OF
KRW 3,800,000,000		Korea Treasury Bond	1.500%, 03/10/25	2,895,666	0.6
3,420,000,000		Korea Treasury Bond	2.000%, 06/10/31	2,448,407	0.5
		Other		3,267,382	0.8
				8,611,455	1.9
LEBANON				160,300	0.0
MALAYSIA				3,350,195	0.7
MEXICO				3,776,123	0.8
MONGOLIA				465,831	0.1
MOROCCO				1,729,569	0.4
NETHERLANDS				2,347,429	0.5
NEW ZEALAND				1,331,069	0.3
NIGERIA				1,216,086	0.3
NORWAY
NOK 34,375,000	g	Norway Government International Bond	2.000%, 04/26/28	3,526,142	0.8
		Other		940,824	0.2
				4,466,966	1.0
PAKISTAN				2,003,478	0.4
PANAMA				2,089,600	0.5

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	27

Consolidated summary portfolio of investments (unaudited)	continued

International Bond Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

PARAGUAY				$819,911	0.2%
PERU				1,294,206	0.3
PHILIPPINES				530,805	0.1
POLAND				939,720	0.2
REPUBLIC OF SERBIA				3,751,058	0.8
ROMANIA				3,673,481	0.8
RUSSIA				109,022	0.0
RWANDA
$2,450,000	g	Rwanda International Government Bond	5.500%, 08/09/31	2,164,191	0.5
				2,164,191	0.5
SENEGAL				1,660,985	0.4
SINGAPORE
SGD 3,525,000		Singapore Government Bond	1.625%, 07/01/31	2,354,942	0.5
				2,354,942	0.5
SOUTH AFRICA				3,327,205	0.7
SPAIN
EUR 4,600,000	g	Spain Government International Bond	2.750%, 10/31/24	5,098,212	1.1
3,875,000	g	Spain Government International Bond	0.500%, 10/31/31	3,596,901	0.8
2,650,000	g	Spain Government International Bond	1.200%, 10/31/40	2,318,193	0.5
		Other		4,127,276	0.9
				15,140,582	3.3
SUPRANATIONAL				10,928,427	2.4
THAILAND				3,087,195	0.7
UKRAINE				1,512,919	0.3
UNITED ARAB EMIRATES				198,509	0.0
UNITED KINGDOM
GBP 1,750,000		United Kingdom Gilt	0.250%, 01/31/25	2,114,294	0.4
2,425,000		United Kingdom Gilt	1.625%, 10/22/28	3,035,866	0.7
3,350,000		United Kingdom Gilt	1.750%, 09/07/37	4,019,999	0.9
5,060,000		United Kingdom Gilt	0.625%, 10/22/50	4,455,615	1.0
		Other		2,933,579	0.6
				16,559,353	3.6
URUGUAY				1,390,360	0.3
UZBEKISTAN				631,476	0.1
		TOTAL GOVERNMENT BONDS (Cost $332,670,046)		287,086,816	62.8

28	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments (unaudited)	continued

International Bond Fund  ■  April 30, 2022

Principal		Issuer		Value	% of net assets

STRUCTURED ASSETS
IRELAND
GBP 1,900,000	i	Frost CMBS DAC Series 0-2021 1A (Class GBD), SONIA Interest Rate Benchmark + 2.900%	0.000%, 11/22/26	$2,363,210	0.5%
		Other		5,124,761	1.2
				7,487,971	1.7
ITALY				949,455	0.2
UNITED STATES
$2,350,289	i	Connecticut Avenue Securities Series 0-2017 C05 (Class 1M2), LIBOR 1 M + 2.200%	2.868%, 01/25/30	2,367,937	0.5
6,200,000	i	Freddie Mac STACR REMIC Trust Series 0-2021 DNA5 (Class M2)	1.939%, 01/25/34	6,150,783	1.3
		Other		13,507,821	2.9
				22,026,541	4.7
		TOTAL STRUCTURED ASSETS (Cost $31,775,226)		30,463,967	6.6
		TOTAL BONDS (Cost $485,030,928)		420,952,687	92.0

SHORT-TERM INVESTMENTS
EGYPT
EGP 58,800,000		Egypt Treasury Bill	0.000%, 05/17/22	3,173,867	0.7
				3,173,867	0.7

REPURCHASE AGREEMENT
UNITED STATES
$9,200,000	r	Fixed Income Clearing Corp (FICC)	0.230%, 05/02/22	9,200,000	2.0
				9,200,000	2.0

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
3,076,986	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310%	3,076,986	0.7
				3,076,986	0.7

		TOTAL SHORT-TERM INVESTMENTS (Cost $15,995,370)		15,450,853	3.4
		TOTAL PORTFOLIO (Cost $510,500,611)		445,776,388	97.4
		OTHER ASSETS & LIABILITIES, NET		12,205,079	2.6
			NET ASSETS	$457,981,467	100.0%

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
M	Month
NOK	Norwegian Krone
SGD	Singapore Dollar
SONIA	Sterling Overnight Index Average

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	29

Consolidated summary portfolio of investments (unaudited)	continued

International Bond Fund  ■  April 30, 2022

c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $132,548,769 or 28.9% of net assets.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $9,20,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 8/15/45, valued at $9,384,019.
z	All or a portion of this security is owned by TIAA-CREF International Bond Offshore Limited which is a 100% owned subsidiary of the fund.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

At 4/30/22, the aggregate value of securities on loan is $3,171,360. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Consolidated summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations

Forward foreign currency contracts outstanding as of April 30, 2022 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation )
	$48,058,416	CNY	318,257,245	Australia and New Zealand Banking Group	07/29/22	$341,540
	$1,382,153	NZD	2,107,423	Australia and New Zealand Banking Group	07/29/22	22,685
	$1,563,327	THB	53,688,559	Australia and New Zealand Banking Group	05/31/22	(4,795)
Total						$359,430
	$139,543,137	EUR	130,053,594	Bank of America, N.A.	07/29/22	$1,685,207
	$688,125	HUF	244,968,630	Bank of America, N.A.	05/31/22	7,766
	$9,761,717	KRW	11,970,989,368	Bank of America, N.A.	05/03/22	253,871
	$705,249	PEN	2,703,500	Bank of America, N.A.	05/03/22	1,021
	$659,817	PEN	2,530,397	Bank of America, N.A.	06/02/22	3,160
	$908,324	RON	4,282,163	Bank of America, N.A.	05/31/22	(753)
KRW	11,970,989,368		$9,460,241	Bank of America, N.A.	05/03/22	47,605
PEN	2,703,500		$707,964	Bank of America, N.A.	05/03/22	(3,736)
Total						$1,994,141
	$882,280	KRW	1,116,437,000	Citibank, N.A.	05/03/22	$(4,440)
GBP	2,590,642		$3,257,676	Citibank, N.A.	07/29/22	1,358
KRW	1,116,437,000		$906,523	Citibank, N.A.	05/03/22	(19,803)
Total						$(22,885)

30	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments (unaudited)	concluded

International Bond Fund  ■  April 30, 2022

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation )
	$8,667,276	AUD	12,126,097	Morgan Stanley	07/29/22	$86,212
	$520,079	GBP	398,716	Morgan Stanley	06/30/22	18,634
	$57,586,134	JPY	6,638,020,985	Morgan Stanley	05/02/22	6,432,695
	$2,247,945	NOK	20,918,393	Morgan Stanley	07/29/22	16,475
	$722,372	PEN	2,703,500	Morgan Stanley	05/03/22	18,145
	$476,359	PLN	2,136,316	Morgan Stanley	05/31/22	(3,651)
JPY	402,936,054		$3,316,091	Morgan Stanley	05/02/22	(211,014)
PEN	2,703,500		$705,249	Morgan Stanley	05/03/22	(1,021)
SEK	6,916,490		$712,452	Morgan Stanley	07/29/22	(6,148)
Total						$6,350,327
	$15,699,746	CAD	20,170,516	Toronto Dominion Bank	07/29/22	$4,366
	$1,299,858	EUR	1,225,464	Toronto Dominion Bank	07/29/22	855
	$37,512,824	GBP	29,896,401	Toronto Dominion Bank	07/29/22	(96,914)
	$501,392	GBP	398,716	Toronto Dominion Bank	07/29/22	(194)
	$47,265,873	JPY	6,032,551,352	Toronto Dominion Bank	07/29/22	591,340
	$8,577,961	KRW	10,854,552,368	Toronto Dominion Bank	05/03/22	(43,165)
	$8,425,892	KRW	10,683,693,984	Toronto Dominion Bank	06/03/22	(30,512)
CAD	1,516,679		$1,181,760	Toronto Dominion Bank	07/29/22	(1,579)
CNY	26,677,641		$3,999,958	Toronto Dominion Bank	07/29/22	(131)
EUR	1,225,464		$1,294,085	Toronto Dominion Bank	05/04/22	(1,082)
GBP	398,716		$501,273	Toronto Dominion Bank	06/30/22	172
GBP	631,783		$792,882	Toronto Dominion Bank	07/29/22	1,903
KRW	10,854,552,368		$8,560,913	Toronto Dominion Bank	05/03/22	60,214
	$608,200	ZAR	9,736,002	Toronto Dominion Bank	05/31/22	(6,099)
Total						$479,174
Total						$9,160,187

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
THB	Thai Baht
ZAR	South African Rand

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	31

Statements of assets and liabilities (unaudited)

TIAA-CREF Funds  ■  April 30, 2022

	Emerging Markets Debt Fund	International Bond Fund	§
ASSETS
Portfolio investments, at value*†	$565,900,018	$445,776,388
Cash	296,311	3,041,566
Cash – foreign^	227,584	—
Receivable from securities transactions	3,752,109	4,296,247
Receivable from Fund shares sold	1,374,827	387,174
Dividends and interest receivable	8,319,458	3,711,326
Due from affiliates	242,868	234,536
Unrealized appreciation on forward foreign currency contracts	—	9,595,223
Other	19,824	11,950
Total assets	580,132,999	467,054,410
LIABILITIES
Management fees payable	253,732	192,461
Service agreement fees payable	6,466	1,080
Distribution fees payable	2,771	350
Due to affiliates	5,814	5,622
Overdraft payable	—	697,466
Payable for collateral for securities loaned	31,496,628	3,076,986
Payable for securities transactions	9,360	2,454,602
Payable for delayed delivery securities	—	1,565,084
Payable for Fund shares redeemed	328,088	575,855
Unrealized depreciation on forward foreign currency contracts	—	435,036
Payable for trustee compensation	18,555	11,404
Accrued expenses and other payables	73,876	56,997
Total liabilities	32,195,290	9,072,943
NET ASSETS	$547,937,709	$457,981,467
NET ASSETS CONSIST OF:
Paid-in-capital	$638,003,448	$508,199,774
Total distributable earnings (loss)	(90,065,739)	(50,218,307)
NET ASSETS	$547,937,709	$457,981,467
§ Consolidated statement of assets and liabilities (see Note 2)
* Includes securities loaned of	$31,628,053	$3,171,360
† Portfolio investments, cost	$655,623,058	$510,500,611
^ Foreign cash, cost	$231,460	$—

32	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Statements of assets and liabilities (unaudited)	concluded

TIAA-CREF Funds  ■  April 30, 2022

	Emerging Markets Debt Fund	International Bond Fund	§
INSTITUTIONAL CLASS:
Net assets	$48,334,418	$747,773
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,691,830	83,188
Net asset value per share	$8.49	$8.99
ADVISOR CLASS:
Net assets	$17,277,609	$1,931,867
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,028,708	214,998
Net asset value per share	$8.52	$8.99
PREMIER CLASS:
Net assets	$215,732	$93,037
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	25,409	10,285
Net asset value per share	$8.49	$9.05
RETIREMENT CLASS:
Net assets	$16,318,715	$5,190,253
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,923,006	577,830
Net asset value per share	$8.49	$8.98
RETAIL CLASS:
Net assets	$12,614,406	$1,627,174
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,486,349	181,010
Net asset value per share	$8.49	$8.99
CLASS W:
Net assets	$453,176,829	$448,391,363
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	53,350,840	49,845,154
Net asset value per share	$8.49	$9.00

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	33

Statements of operations (unaudited)

TIAA-CREF Funds  ■  For the period ended April 30, 2022

	Emerging Markets Debt Fund	International Bond Fund §
INVESTMENT INCOME
Interest*	$18,391,734	$5,912,402
Total income	18,391,734	5,912,402
EXPENSES
Management fees	1,533,240	1,239,665
Shareholder servicing — Institutional Class	577	17
Shareholder servicing — Advisor Class	6,750	21
Shareholder servicing — Premier Class	19	11
Shareholder servicing — Retirement Class	22,531	6,876
Shareholder servicing — Retail Class	8,363	5,983
Shareholder servicing — Class W	341	274
Distribution fees — Premier Class	177	73
Distribution fees — Retail Class	19,820	2,108
Administrative service fees	42,750	42,478
Trustee fees and expenses	2,982	2,710
Other expenses	132,560	167,440
Total expenses	1,770,110	1,467,656
Less: Expenses reimbursed by the investment adviser	(1,385,676)	(1,427,882)
Fee waiver by investment adviser and Nuveen Securities	—	(808)
Net expenses	384,434	38,966
Net investment income (loss)	18,007,300	5,873,436
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	(4,368,288)	(1,409,212)
Forward foreign currency contracts	(93,355)	20,477,323
Foreign currency transactions	(641,807)	(1,764,952)
Net realized gain (loss) on total investments	(5,103,450)	17,303,159
Change in unrealized appreciation (depreciation) on:
Portfolio investments‡	(85,463,269)	(65,901,801)
Forward foreign currency contracts	71,594	7,940,613
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	2,821	(749,711)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(85,388,854)	(58,710,899)
Net realized and unrealized gain (loss) on total investments	(90,492,304)	(41,407,740)
Net increase (decrease) in net assets from operations	$(72,485,004)	$(35,534,304)
§ Consolidated statement of operations (see Note 2)
* Net of foreign withholding taxes of	$80,649	$91,493
‡ Includes net change in unrealized foreign capital gains taxes of	$16,863	$—

34	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

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TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	35

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Emerging Markets Debt Fund		International Bond Fund§
		April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021
		(unaudited )		(unaudited )
OPERATIONS
Net investment income (loss)		$18,007,300	$32,955,966	$5,873,436	$10,299,909
Net realized gain (loss) on total investments		(5,103,450)	3,627,198	17,303,159	8,999,332
Net change in unrealized appreciation (depreciation) on total investments		(85,388,854)	14,337,165	(58,710,899)	(18,656,563)
Net increase (decrease) in net assets from operations		(72,485,004)	50,920,329	(35,534,304)	642,678

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(1,482,501)	(2,801,324)	(18,242)	(24,626)
	Advisor Class	(499,070)	(885,555)	(2,776)	(3,221)
	Premier Class	(6,480)	(17,541)	(2,291)	(2,701)
	Retirement Class	(494,961)	(828,970)	(118,845)	(212,350)
	Retail Class	(482,417)	(798,780)	(34,281)	(45,719)
	Class W	(14,012,825)	(25,831,466)	(15,924,106)	(14,770,167)
Total distributions		(16,978,254)	(31,163,636)	(16,100,541)	(15,058,784)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	13,577,660	39,940,984	74,059	132,566
	Advisor Class	3,354,475	8,024,249	1,837,704	938
	Premier Class	555	950,351	—	—
	Retirement Class	1,822,157	5,143,604	545,396	924,606
	Retail Class	13,082,592	38,414,089	72,801	335,439
	Class W	88,861,435	121,940,374	51,326,593	167,042,654
Reinvestments of distributions:	Institutional Class	1,444,067	2,769,318	18,000	24,347
	Advisor Class	495,449	879,601	38	14
	Premier Class	101	6,876	—	—
	Retirement Class	494,704	828,550	118,611	212,062
	Retail Class	476,319	794,022	34,017	45,120
	Class W	1	—	4,061,053	4,197,582
Redemptions:	Institutional Class	(35,601,103)	(13,465,364)	(1,245)	(279,803)
	Advisor Class	(2,909,334)	(10,865,753)	—	(12,513)
	Premier Class	—	(950,080)	—	—
	Retirement Class	(2,312,156)	(5,145,963)	(617,296)	(3,254,737)
	Retail Class	(14,135,469)	(44,010,220)	(46,244)	(430,222)
	Class W	(33,822,747)	(142,352,264)	(72,777,862)	(68,365,571)
Net increase (decrease) from shareholder transactions		34,828,706	2,902,374	(15,354,375)	100,572,482
Net increase (decrease) in net assets		(54,634,552)	22,659,067	(66,989,220)	86,156,376
NET ASSETS
Beginning of period		602,572,261	579,913,194	524,970,687	438,814,311
End of period		$547,937,709	$602,572,261	$457,981,467	$524,970,687

36	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	37

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the period or year ended

		Emerging Markets Debt Fund		International Bond Fund§
		April 30, 2022	October 31, 2021	April 30, 2022	October 31, 2021
		(unaudited )		(unaudited )
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	1,457,516	3,936,543	7,811	13,055
	Advisor Class	365,158	790,673	203,218	94
	Premier Class	56	95,130	—	—
	Retirement Class	191,873	506,475	56,662	90,898
	Retail Class	1,389,105	3,803,134	7,555	33,021
	Class W	9,830,518	12,072,225	5,356,251	16,475,567
Shares reinvested:	Institutional Class	154,449	273,789	1,860	2,398
	Advisor Class	52,837	86,744	4	1
	Premier Class	11	694	—	—
	Retirement Class	52,968	81,938	12,249	20,913
	Retail Class	50,625	78,796	3,510	4,445
	Class W	—	—	414,816	413,555
Shares redeemed:	Institutional Class	(3,682,091)	(1,345,820)	(131)	(28,009)
	Advisor Class	(316,080)	(1,070,239)	—	(1,217)
	Premier Class	—	(95,775)	—	—
	Retirement Class	(249,240)	(511,433)	(64,401)	(325,540)
	Retail Class	(1,528,007)	(4,364,829)	(4,747)	(42,835)
	Class W	(3,650,908)	(14,038,199)	(7,632,129)	(6,755,942)
Net increase (decrease) from shareholder transactions		4,118,790	299,846	(1,637,472)	9,900,404

§	Consolidated statement of changes in net assets (see Note 2)

38	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	39

Financial highlights

TIAA-CREF Funds

		Select per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
EMERGING MARKETS DEBT FUND
Institutional Class:
4/30/22	#	$ 9.97	$0.28		$(1.50)	$(1.22)	$(0.26)	$ —	$(0.26)	$ 8.49	(12.42)%[b]	$48,334		0.62%[c]		0.62%[c]		5.86%[c]		27%[b]
10/31/21		9.65	0.47		0.29	0.76	(0.44)	—	(0.44)	9.97	7.90	77,422		0.61		0.61		4.67		57
10/31/20		10.10	0.50		(0.48)	0.02	(0.47)	—	(0.47)	9.65	0.44	47,256		0.62		0.62		5.22		77
10/31/19		9.18	0.58		0.85	1.43	(0.51)	—	(0.51)	10.10	16.00	40,886		0.63		0.63		6.01		78
10/31/18		10.47	0.58		(1.13)	(0.55)	(0.53)	(0.21)	(0.74)	9.18	(5.58)	16,835		0.65		0.65		5.82		75
10/31/17		10.09	0.59		0.35	0.94	(0.54)	(0.02)	(0.56)	10.47	9.68	337,784		0.65		0.65		5.86		126
Advisor Class:
4/30/22	#	10.00	0.28		(1.50)	(1.22)	(0.26)	—	(0.26)	8.52	(12.42)[b]	17,278		0.69	[c]	0.69	[c]	5.92	[c]	27	[b]
10/31/21		9.67	0.46		0.30	0.76	(0.43)	—	(0.43)	10.00	7.91	19,272		0.69		0.69		4.55		57
10/31/20		10.13	0.51		(0.51)	0.00 [d]	(0.46)	—	(0.46)	9.67	0.26	20,506		0.69		0.69		5.29		77
10/31/19		9.20	0.57		0.87	1.44	(0.51)	—	(0.51)	10.13	16.00	18,116		0.71		0.71		5.82		78
10/31/18		10.48	0.59		(1.14)	(0.55)	(0.52)	(0.21)	(0.73)	9.20	(5.56)	2,330		0.71		0.71		5.94		75
10/31/17		10.10	0.59		0.35	0.94	(0.54)	(0.02)	(0.56)	10.48	9.64	141		0.70		0.70		5.81		126
Premier Class:
4/30/22	#	9.97	0.27		(1.49)	(1.22)	(0.26)	—	(0.26)	8.49	(12.51)[b]	216		0.78	[c]	0.78	[c]	5.83	[c]	27	[b]
10/31/21		9.65	0.47		0.28	0.75	(0.43)	—	(0.43)	9.97	7.74	253		0.80		0.80		4.61		57
10/31/20		10.09	0.51		(0.50)	0.01	(0.45)	—	(0.45)	9.65	0.29	244		0.78		0.78		5.19		77
10/31/19		9.17	0.57		0.85	1.42	(0.50)	—	(0.50)	10.09	15.84	882		0.79		0.79		5.91		78
10/31/18		10.46	0.55		(1.11)	(0.56)	(0.52)	(0.21)	(0.73)	9.17	(5.72)	1,040		0.80		0.80		5.74		75
10/31/17		10.08	0.58		0.34	0.92	(0.52)	(0.02)	(0.54)	10.46	9.53	373		0.82		0.80		5.71		126
Retirement Class:
4/30/22	#	9.97	0.27		(1.49)	(1.22)	(0.26)	—	(0.26)	8.49	(12.49)[b]	16,319		0.86	[c]	0.78	[c]	5.83	[c]	27	[b]
10/31/21		9.64	0.45		0.30	0.75	(0.42)	—	(0.42)	9.97	7.78	19,212		0.86		0.82		4.44		57
10/31/20		10.09	0.49		(0.50)	(0.01)	(0.44)	—	(0.44)	9.64	0.18	17,840		0.87		0.87		5.07		77
10/31/19		9.18	0.56		0.84	1.40	(0.49)	—	(0.49)	10.09	15.61	19,204		0.88		0.88		5.79		78
10/31/18		10.46	0.55		(1.11)	(0.56)	(0.51)	(0.21)	(0.72)	9.18	(5.73)	14,626		0.90		0.90		5.55		75
10/31/17		10.08	0.57		0.34	0.91	(0.51)	(0.02)	(0.53)	10.46	9.42	13,333		0.90		0.90		5.63		126
Retail Class:
4/30/22	#	9.97	0.26		(1.49)	(1.23)	(0.25)	—	(0.25)	8.49	(12.56)[b]	12,614		0.97	[c]	0.97	[c]	5.62	[c]	27	[b]
10/31/21		9.64	0.43		0.30	0.73	(0.40)	—	(0.40)	9.97	7.61	15,698		0.94		0.94		4.30		57
10/31/20		10.09	0.48		(0.49)	(0.01)	(0.44)	—	(0.44)	9.64	0.12	19,832		0.93		0.93		5.01		77
10/31/19		9.18	0.56		0.83	1.39	(0.48)	—	(0.48)	10.09	15.55	22,567		0.92		0.92		5.77		78
10/31/18		10.46	0.55		(1.12)	(0.57)	(0.50)	(0.21)	(0.71)	9.18	(5.79)	6,326		0.99		0.99		5.63		75
10/31/17		10.08	0.56		0.34	0.90	(0.50)	(0.02)	(0.52)	10.46	9.28	1,585		1.17		1.00		5.50		126
Class W:
4/30/22	#	9.98	0.31		(1.51)	(1.20)	(0.29)	—	(0.29)	8.49	(12.23)[b]	453,177		0.61	[c]	0.00	[c]	6.61	[c]	27	[b]
10/31/21		9.65	0.53		0.30	0.83	(0.50)	—	(0.50)	9.98	8.66	470,716		0.61		0.00		5.24		57
10/31/20		10.11	0.57		(0.50)	0.07	(0.53)	—	(0.53)	9.65	0.98	474,236		0.62		0.00		5.89		77
10/31/19		9.19	0.65		0.84	1.49	(0.57)	—	(0.57)	10.11	16.72	433,771		0.63		0.00		6.68		78
10/31/18	††	9.37	0.05		(0.23)	(0.18)	—	—	—	9.19	(1.92)[b]	401,249		0.64	[c]	0.00	[c]	6.37	[c]	75

40	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	41

Financial highlights	continued

TIAA-CREF Funds

		Select per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
INTERNATIONAL BOND FUND§
Institutional Class:
4/30/22	#	$ 9.94	$0.09		$(0.80)	$(0.71)	$(0.16)	$(0.08)	$(0.24)	$ 8.99	(7.29)%[b]	$748		0.59%[c]		0.59%[c]		1.81%[c]		21%[b]
10/31/21		10.24	0.15		(0.17)	(0.02)	(0.18)	(0.10)	(0.28)	9.94	(0.26)	732		0.60		0.60		1.46		37
10/31/20		10.27	0.14		0.10	0.24	(0.27)	—	(0.27)	10.24	2.39	883		0.62		0.60		1.43		50
10/31/19		9.71	0.19		0.91	1.10	(0.54)	—	(0.54)	10.27	11.63	717		0.67		0.62		1.87		51
10/31/18		9.89	0.19		(0.18)	0.01	(0.19)	—	(0.19)	9.71	0.07	487		0.70		0.65		1.87		62
10/31/17		9.87	0.16		0.12	0.28	(0.25)	(0.01)	(0.26)	9.89	2.92	244,048		0.70		0.65		1.64		133
Advisor Class:
4/30/22	#	9.92	0.08		(0.78)	(0.70)	(0.15)	(0.08)	(0.23)	8.99	(7.18)[b]	1,932		0.63	[c]	0.63	[c]	2.03	[c]	21	[b]
10/31/21		10.23	0.14		(0.17)	(0.03)	(0.18)	(0.10)	(0.28)	9.92	(0.39)	117		0.68		0.68		1.38		37
10/31/20		10.27	0.14		0.09	0.23	(0.27)	—	(0.27)	10.23	2.30	132		0.64		0.62		1.42		50
10/31/19		9.71	0.18		0.91	1.09	(0.53)	—	(0.53)	10.27	11.60	106		0.70		0.65		1.85		51
10/31/18		9.90	0.18		(0.18)	0.00 [d]	(0.19)	—	(0.19)	9.71	(0.06)	102		0.71		0.66		1.83		62
10/31/17		9.87	0.16		0.13	0.29	(0.25)	(0.01)	(0.26)	9.90	2.98	992		0.70		0.65		1.66		133
Premier Class:
4/30/22	#	9.99	0.08		(0.80)	(0.72)	(0.14)	(0.08)	(0.22)	9.05	(7.33)[b]	93		0.76	[c]	0.75	[c]	1.63	[c]	21	[b]
10/31/21		10.29	0.13		(0.16)	(0.03)	(0.17)	(0.10)	(0.27)	9.99	(0.42)	103		0.80		0.75		1.31		37
10/31/20		10.34	0.13		0.08	0.21	(0.26)	—	(0.26)	10.29	2.14	106		0.80		0.77		1.28		50
10/31/19		9.77	0.17		0.92	1.09	(0.52)	—	(0.52)	10.34	11.48	106		0.83		0.79		1.71		51
10/31/18		9.89	0.17		(0.17)	0.00 [d]	(0.12)	—	(0.12)	9.77	(0.04)	100		0.86		0.80		1.69		62
10/31/17		9.87	0.15		0.12	0.27	(0.24)	(0.01)	(0.25)	9.89	2.82	989		0.84		0.79		1.51		133
Retirement Class:
4/30/22	#	9.91	0.07		(0.79)	(0.72)	(0.13)	(0.08)	(0.21)	8.98	(7.43)[b]	5,190		0.84	[c]	0.84	[c]	1.55	[c]	21	[b]
10/31/21		10.22	0.12		(0.17)	(0.05)	(0.16)	(0.10)	(0.26)	9.91	(0.58)	5,682		0.84		0.84		1.21		37
10/31/20		10.27	0.12		0.09	0.21	(0.26)	—	(0.26)	10.22	2.13	8,041		0.87		0.85		1.18		50
10/31/19		9.71	0.16		0.91	1.07	(0.51)	—	(0.51)	10.27	11.36	5,903		0.91		0.87		1.62		51
10/31/18		9.88	0.16		(0.18)	(0.02)	(0.15)	—	(0.15)	9.71	(0.18)	4,326		0.95		0.90		1.61		62
10/31/17		9.86	0.14		0.13	0.27	(0.24)	(0.01)	(0.25)	9.88	2.79	2,883		0.95		0.90		1.44		133
Retail Class:
4/30/22	#	9.91	0.07		(0.79)	(0.72)	(0.12)	(0.08)	(0.20)	8.99	(7.43)[b]	1,627		1.55	[c]	0.93	[c]	1.46	[c]	21	[b]
10/31/21		10.22	0.11		(0.17)	(0.06)	(0.15)	(0.10)	(0.25)	9.91	(0.68)	1,731		1.49		0.94		1.12		37
10/31/20		10.28	0.11		0.09	0.20	(0.26)	—	(0.26)	10.22	1.98	1,840		1.09		0.96		1.08		50
10/31/19		9.71	0.15		0.92	1.07	(0.50)	—	(0.50)	10.28	11.36	1,297		1.17		0.99		1.50		51
10/31/18		9.88	0.15		(0.18)	(0.03)	(0.14)	—	(0.14)	9.71	(0.36)	1,077		1.13		1.00		1.50		62
10/31/17		9.86	0.14		0.12	0.26	(0.23)	(0.01)	(0.24)	9.88	2.73	1,692		0.96		0.90		1.42		133

42	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	43

Financial highlights	concluded

TIAA-CREF Funds

		Select per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
INTERNATIONAL BOND FUND§ continued
Class W:
4/30/22	#	$ 9.99	$0.11		$(0.78)	$(0.67)	$(0.24)	$(0.08)	$(0.32)	$ 9.00	(6.96)%[b]	$448,391		0.59%[c]		0.00%[c]		2.38%[c]		21%[b]
10/31/21		10.29	0.21		(0.17)	0.04	(0.24)	(0.10)	(0.34)	9.99	0.29	516,606		0.59		0.00		2.07		37
10/31/20		10.28	0.21		0.08	0.29	(0.28)	—	(0.28)	10.29	2.95	427,813		0.62		0.00		2.05		50
10/31/19		9.71	0.25		0.92	1.17	(0.60)	—	(0.60)	10.28	12.44	404,046		0.66		0.00		2.49		51
10/31/18	††	9.74	0.02		(0.05)	(0.03)	—	—	—	9.71	(0.31)[b]	336,319		0.67	[c]	0.00	[c]	2.98	[c]	62

#	Unaudited
§	Consolidated financial highlights (see Note 2)
††	Class W commenced operations on September 28, 2018.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.

44	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	45

Notes to financial statements (unaudited)

TIAA-CREF Funds

Note 1—organization

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Emerging Markets Debt Fund and International Bond Fund (collectively the “Funds” or individually, the “Fund”).

Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), is registered with the SEC as an investment adviser and provides investment management services for the Funds.

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA.

The Funds offer six share classes: Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

46	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

Multiclass operations and allocations: Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign currency transactions and translation: The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received and are recognized as a component of “Net realized gain (loss) on total investments” on the Statements of operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “change in Net unrealized appreciation (depreciation) of investments and foreign currency” on the Statements of operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Net change in unrealized appreciation (depreciation) on total investments” on the Statements of operations, when applicable.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	47

Notes to financial statements (unaudited)

their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Basis for consolidation: The International Bond Fund is presented on a consolidated basis with the TIAA-CREF International Bond Fund Offshore Limited (“Subsidiary”), a wholly owned subsidiary of the International Bond Fund organized under the laws of the Cayman Islands. The Subsidiary commenced operations on March 1, 2017 and is intended to provide the Fund with exposure to Regulation S fixed-income securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private placement transactions with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended. The Subsidiary is advised by Advisors and has the same investment objective as the Fund, but unlike the Fund, it may invest in Regulation S securities without limitation. As of April 30, 2022, the net assets of the Subsidiary were $36,169,032 representing 8% of the Fund’s consolidated net assets. All inter-company transactions and balances have been eliminated.

Select financial information related to the Subsidiary is as follows:

Total market value of investments	$35,904,449
Net assets	36,169,032
Net investment income (loss)	270,104
Net realized gain (loss)	13,771
Net change in unrealized appreciation (depreciation)	(7,568,965)

New accounting pronouncements: In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts is a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For

48	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

continued

new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New rule issuance: In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices. New Rule 2a-5 (“Rule 2a-5”) under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 (“Rule 31a-4”), which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	49

Notes to financial statements (unaudited)

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Debt securities: Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Advisors. These securities are generally classified as Level 2.

Exchange-traded equity securities, common and preferred stock: Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are general classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Forward foreign currency contracts: Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Board and are classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash

50	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

continued

flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

For the period ended April 30, 2022, the Emerging Markets Debt Fund had material transfers from Level 2 to Level 3 as a result of various market related factors. Please refer to the Level 3 reconciliation below.

The following table summarizes the market value of the Funds’ investments as of April 30, 2022, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Emerging Markets Debt
Bank loan obligations	$—	$1,818,914	$—	$1,818,914
Corporate bonds	—	263,410,044	4,002,108	267,412,152
Government bonds	—	243,508,347	5,024,856	248,533,203
Structured assets	—	—	3,000,000	3,000,000
Common stocks	4,784,478	1,131,103	—	5,915,581
Short-term investments	31,496,628	7,723,540	—	39,220,168
Total	$36,281,106	$517,591,948	$12,026,964	$565,900,018
International Bond
Bank loan obligations	$—	$9,372,848	$—	$9,372,848
Corporate bonds	—	102,402,140	999,764	103,401,904
Government bonds	—	285,387,961	1,698,855	287,086,816
Structured assets	—	30,463,967	—	30,463,967
Short-term investments	3,076,986	12,373,867	—	15,450,853
Forward foreign currency contracts**	—	9,160,187	—	9,160,187
Total	$3,076,986	$449,160,970	$2,698,619	$454,936,575

**	Derivative instruments are not reflected in the market value of portfolio investments.

The following table is a reconciliation of the Emerging Markets Debt Fund’s investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments
Balance as of October 31, 2021	$16,627,202
Purchases	6,292,996
Sales	(14,229,303)
Gains (losses)	(258,005)
Change in unrealized appreciation (depreciation)	(54,919)
Transfers out of Level 3	—
Transfers into Level 3	3,648,993
Balance as of April 30, 2022	$12,026,964

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	51

Notes to financial statements (unaudited)

The following table summarizes the significant unobservable inputs used to value Level 3 investments in the Emerging Markets Debt Fund as of April 30, 2022:

	Fair value	Valuation technique	Unobservable input	Range (weighted average)§
Corporate bonds	$4,691,859	Recent market transaction	Discount	60.3%–99.9% (73.2%)
Government bonds	756,811	Broker quote	*
Government bonds	3,578,294	Recent market transaction	Discount	56.9%–86.1% (66.3%)
Structured assets	3,000,000	Broker quote	*
Total	$12,026,964

*	Single source broker quote.
§	Unobservable inputs were weighted by the relative fair value of the instruments.

Note 4—investments

Repurchase agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral.

The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of assets and liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of assets and liabilities as it is held by the Agent or by a third-party bank engaged by the Agent as a special “tri-party” custodian on behalf of the Funds, and the Funds do not have the ability to sell or rehypothecate those securities.

As of April 30, 2022, securities lending transactions are for fixed income securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements

52	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

continued

of operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned. At April 30, 2022, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received	*	Non-cash collateral received	Total collateral received
Emerging Markets Debt	$31,628,053	$31,496,628		$1,448,748	$32,945,376
International Bond	3,171,360	3,076,986		236,692	3,313,678

*	May include cash and investment of cash collateral

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have segregated securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Zero coupon securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the period ended April 30, 2022 were as follows:

Fund	Non-U.S. government purchases	U.S. government purchases	Non-U.S. government sales	U.S. government sales
Emerging Markets Debt	$178,970,983	$—	$143,063,657	$—
International Bond	98,875,328	4,414,694	98,017,360	4,428,474

Note 5—derivative investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables.

At April 30, 2022, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	53

Notes to financial statements (unaudited)

	Asset derivatives		Liabilities derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount
International Bond Fund
Foreign-exchange contracts	Forward foreign currency contracts	$9,595,223	Forward foreign currency contracts	$(435,036)

For the period ended April 30, 2022, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

Derivative contract	Location	Realized gain (loss	)	Change in unrealized appreciation (depreciation	)
Emerging Markets Debt Fund
Foreign-exchange contracts	Forward foreign currency contracts	$(93,355)		$71,594
International Bond Fund
Foreign-exchange contracts	Forward foreign currency contracts	20,477,323		7,940,613

Forward foreign currency contracts: Certain Funds may use forward foreign currency contracts (“forward contracts”) to hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies in the normal course of pursuing their investment objectives.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Forward contracts are marked-to-market daily and any resulting unrealized gains or losses are reflected as appreciation or depreciation on the Statements of Assets and Liabilities. The Funds realize gains and losses at the time the forward contracts are closed and are included on the Statement of Operations. Risks may arise upon entering into forward contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of Assets and Liabilities.

The average notional amount of forward contracts outstanding during the current fiscal period ended April 30, 2022 was as follows:

Fund	Average notional amount of forwards contracts outstanding	*
Emerging Markets Debt	$674,781
International Bond	349,982,930

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

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continued

Note 6—Income tax information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation )	Net unrealized appreciation (depreciation )
Emerging Markets Debt	$655,623,058	$2,423,564	$(92,146,604)	$(89,723,040)
International Bond	530,624,522	2,432,484	(78,120,431)	(75,687,947)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of prior fiscal period end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation )	Capital loss carryover
Emerging Markets Debt	$5,243,110	$—	$(4,352,465)	$(1,466,285)
International Bond	8,253,395	2,993,471	(9,813,497)	—

Fund		Late-year loss deferrals	Other book-to- tax difference	Total
Emerging Markets Debt		$—	$(26,841)	$(602,481)
International Bond		—	(16,831)	1,416,538

As of prior fiscal period end, the Funds had capital loss carryovers, which will not expire:

Fund		Short-term	Long-term	Total
Emerging Markets Debt		$—	$1,466,285	$1,466,285
International Bond		—	—	—

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	55

Notes to financial statements (unaudited)

Note 7—investment adviser and other transactions with affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

The Subsidiary has entered into an investment management agreement with Advisors. Under this agreement, Advisors provides the same management services to the Subsidiary as it does to the International Bond Fund. Advisors is not compensated directly by the Subsidiary for their services, rather they are provided a management fee on the average net assets of the Fund which includes investments in the Subsidiary. The Fund bears all operating expenses of the Subsidiary.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for providing certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of operations are paid to Advisors under the Service Agreement.

Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s shares’ Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. The Management fees and Other expenses of Class W shares that have been waived by Advisors may be incurred directly or indirectly, all or in part, by investors in Class W shares.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of April 30, 2022, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

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continued

	Investment management fee range	Investment management fee—effective rate	Service agreement fee	Distribution fee
			Retirement Class	Premier Class	Retail Class
Emerging Markets Debt	0.45–0.55%	0.55%	0.25%	0.15%	0.25%
International Bond	0.40–0.50	0.50	0.25	0.15	0.25

	Maximum expense amounts‡
	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class		Class W§
Emerging Markets Debt	0.65%	0.80%	0.80%	0.78%[a]	1.00%		0.65%
International Bond	0.60	0.75	0.75	0.85	0.93	[b]	0.60

‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2023. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed with approval of the Board of Trustees
[a]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the expense cap for the Emerging Market Debt Fund Retirement Cass. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.
[b]	Effective May 1, 2021, Advisors agreed to voluntarily waive a portion of the expense cap for the International Bond Fund Retail Cass. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the period ended April 30, 2022, the Funds did not engage in security transactions with affiliated entities.

The following is the percentage of the Funds’ shares owned by affiliates as of April 30, 2022:

Underlying Fund	TIAA-CREF Lifecycle Funds
Emerging Markets Debt	82%
International Bond	98

Note 8—emerging markets risks

The Emerging Markets Debt Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	57

Notes to financial statements (unaudited)

Note 9—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the period ended April 30, 2022, there were no inter-fund borrowing or lending transactions.

Note 10—line of credit

The Funds participate in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 15, 2021 expiring on June 14, 2022, replacing the previous facility, which expired June 2021. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the period ended April 30, 2022, there were no borrowings under this credit facility by the Funds.

Note 11—subsequent events

The Board has approved the creation and commencement of operations of a new wholly owned subsidiary of the International Bond Fund (the “TEFRA Bond Subsidiary”), which is intended to provide the Fund with exposure to certain bonds or fixed-income securities that are sold subject to selling restrictions generally designed to restrict the purchase of such bonds to non-U.S. persons (as defined for applicable U.S. federal income tax purposes) (“TEFRA Bonds”). The TEFRA Bond Subsidiary will be advised by Advisors and have the same investment objective as the Fund, but unlike the Fund, it will be permitted to invest in TEFRA Bonds without limitation. It is currently expected that the TEFRA Bond Subsidiary will commence operations on or about August 1, 2022.

Advisors has agreed to implement voluntary waivers reducing the expense cap for several Funds for one year effective May 1, 2022. These waivers are voluntary in nature and can be discontinued at any time without prior notice to shareholders upon

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concluded

Board approval. During this one-year period, the expense cap after the waiver for each Fund is as follows:

Fund	Waiver	Maximum expense amounts
Emerging Markets Debt – Retirement Class	0.075%	0.825%
International Bond – Institutional Class	0.015	0.585

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	59

Approval of investment management agreement (unaudited)

Board renewal of the investment management agreement for the TIAA-CREF Emerging Markets Debt Fund and TIAA-CREF International Bond Fund

The Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) determines whether to initially approve and periodically renew the investment management agreement (the “Agreement”) between Teachers Advisors, LLC (“Advisors”) and the Trust on behalf of each series of the Trust. Under the Agreement, Advisors is responsible for providing investment advisory services to each series of the Trust and overseeing the everyday operations and other service providers of the Trust. Below is a summary of the process the Board undertook related to its most recent renewal of the Agreement with respect to the TIAA-CREF Emerging Markets Debt Fund and the TIAA-CREF International Bond Fund (the “Funds”).

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that, after an initial period of up to two years, the Agreement for each Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are independent Trustees because they are not “interested persons” of the Trust, as that term is defined in the 1940 Act, annually renews the Agreement. None of the Trustees is an interested person of the Trust under the 1940 Act. Rather, they are all deemed to be independent Trustees.

Under normal circumstances, Section 15(c) requires any initial approval or annual renewal of an investment management agreement to be made at an in-person meeting of the Board. However, due to the COVID-19 pandemic, the Securities and Exchange Commission (“SEC”) issued and extended a temporary, conditional exemptive order (the “SEC Order”), permitting mutual fund boards to vote to approve matters subject to the Section 15(c) in-person approval requirement at a meeting that is not held in person if the board determines that reliance on the SEC Order is necessary or appropriate due to prevailing circumstances related to the current or potential effects of COVID-19 and the board ratifies any action taken pursuant to the SEC Order at its next in-person meeting.

Overview of the renewal process

The Board held a virtual meeting via videoconference on March 11, 2022, in order to consider the annual renewal of the Agreement with respect to each applicable Fund using the process established by the Board described further below. At the outset of the meeting, the Board considered reliance upon the SEC Order and determined that such reliance was necessary due to, among other considerations, COVID-19 pandemic-related public health protocols imposed for health and safety reasons. The Board noted that it would ratify actions taken at this meeting pursuant to the SEC Order at its next in-person meeting.

60	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

As part of the Board’s established process, the Board delegated certain tasks to its Operations Committee. Among these tasks, the Operations Committee or certain of its designated members worked with Advisors, other Board members and legal counsel to the Trustees to develop guidance and specific requests relating to the types of information to be provided to the Board in connection with the proposed contract renewals.

Among other matters, the Operations Committee or certain of its designated members, following consultations with representatives of Advisors, other Board members, legal counsel to the Trustees and legal counsel to Advisors and the Trust, confirmed or established certain guidance regarding the preparation of reports to be provided to the Board with respect to each Fund by the Board Reporting and Compliance unit of Broadridge Financial Solutions, Inc. (“Broadridge”), using data from Lipper, Inc., an independent provider of investment company data. The Operations Committee considered that Broadridge is widely recognized as a leading provider of comparative analyses used by independent directors and trustees of investment companies during their advisory contract review processes.

Based on guidance provided by the Operations Committee or certain of its designated members on behalf of the Board, Broadridge produced, among other information, comparative performance and expense data for each Fund, including data relating to each Fund’s management fee rate, total expense ratio, short-term and long-term investment performance, brokerage commission costs and portfolio turnover rate (as applicable). Broadridge compared this data, as relevant, for each Fund against a universe of investment companies (except for brokerage commission costs) and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge, and also compared the performance of each Fund against one or more appropriate broad-based indices. In each case, Broadridge summarized, and the Board considered, the methodologies Broadridge employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that the purpose of its reports is to provide an objective view of each Fund’s relative position regarding the level of fees, expenses and performance against a competitive peer group and universe (as applicable) selected by Broadridge (and not Advisors or the Board). The Board considered the propriety of each Fund’s applicable peer group as selected by Broadridge and use of the Institutional Class as the base class for comparison purposes.

Among other matters, the Board also considered information from Advisors to facilitate the Trustees’ evaluation of the reasonableness of any profits earned by Advisors with respect to its services to each Fund pursuant to the Agreement.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	61

Approval of investment management agreement (unaudited)

Legal counsel for the Trustees also requested on behalf of the Board, and Advisors provided, information that was designed to assist the Board in its consideration of whether to renew the Agreement for each Fund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) further information relating to each Fund’s investment performance and a narrative analysis of the performance of each Fund that had underperformed certain Board-specified criteria, together with an explanation of any events that had a material impact on the Fund’s performance during that period; (2) a description of any fee waiver or expense reimbursement arrangements that were proposed or were in place during the prior year and the extent to which such arrangements would be continued or modified in the coming year; (3) a comparison of each Fund’s management fee rate and performance to other accounts with comparable strategies managed by Advisors or certain of its affiliates; (4) any “fall-out” benefits that accrued or were identified as reasonably likely to accrue to Advisors or its affiliates due to their relationship with the Funds in addition to the Funds’ direct fee payments to Advisors pursuant to the Agreement; (5) information regarding Advisors’ financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, capacity to manage the Funds at current and foreseeable asset levels, insurance coverage, portfolio trading and best execution practices, and any actual and potential conflicts of interest identified by Advisors in connection with rendering services to the Funds; (6) information as to any profits earned by Advisors in connection with its services pursuant to the Agreement; (7) a copy of the Agreement and certain related agreements between the Funds and affiliates of Advisors; (8) a copy of Advisors’ Form ADV as filed with the SEC (which was presented only to legal counsel for the Trustees); and (9) draft narrative explanations to be included in the shareholder reports of reasons why the Board should renew the Agreement. The Trustees were also provided with performance ratings of Morningstar, Inc. (“Morningstar”), which is a widely recognized mutual fund ranking service. In addition, the Board received information from management on the continued impact of the COVID-19 pandemic and certain geopolitical events on the Teachers Insurance and Annuity Association of America (“TIAA”) enterprise’s operations generally and on the Funds’ operations and performance.

On March 3, 2022, the Board held a virtual meeting via videoconference with legal counsel to the Trustees to discuss Advisors’ materials, which led to the Trustees providing additional questions to, and requesting additional information from, Advisors. Subsequently, at the March 11, 2022 meeting, the Trustees were given the opportunity to, and did, ask additional questions and they discussed responses from Advisors to the Board’s follow-up questions and requests presented by the Board after its initial review of the information described above.

In considering whether to renew the Agreement with respect to each Fund, the Board considered various factors, including: (1) the nature, extent and quality of services provided or to be provided by Advisors to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by Advisors and its affiliates from

62	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

continued

their relationship with the Fund; (4) fees charged to comparable mutual funds by other advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) how such economies of scale are shared with the Fund for the benefit of its investors, such as, if applicable, through management fee breakpoints; (7) comparisons, if applicable, of the services provided by Advisors to, and the fee rates and performance of, the Fund to other clients to whom Advisors provides comparable services; and (8) any other benefits identified by Advisors derived or anticipated to be derived by Advisors or its affiliates from their relationship with the Fund. As a general matter, the Board considered these factors, and any other factors deemed relevant by the Trustees, in their totality, and no single factor was identified as being the determining factor in deciding whether to renew the Agreement.

In addition to the March 11, 2022 meeting that included Advisors’ personnel, the Trustees met in executive sessions, at which no representatives of Advisors were present, to discuss the proposed renewal of the Agreement for each Fund. The Board also received and considered information from its legal counsel as to certain relevant guidance that relates to the renewal process under Section 15(c) of the 1940 Act and certain other legal authorities.

While the contract renewal process included a series of discussions and meetings leading up to the March 11, 2022 meeting, the oversight and evaluation of Advisors’ services to the Funds by the Board and its Committees is an ongoing process. The Board, as well as its Committees, considered reports on various investment and operational topics that had been identified by the Board or its Committees for review in the year since the last annual renewal process. Further, at their regularly scheduled meetings, the Board and its Investment Committee and its other Committees receive and consider, among other matters, information regarding the performance of the Funds. Thus, in reaching its decisions regarding the renewal of the Agreement for each Fund, the Board took into account the information described herein and other information provided to the Board and its Committees throughout the year.

The Board received and considered both Trust-level and Fund-specific information, but made its renewal determinations on a Fund-by-Fund basis. In deciding whether to renew the Agreement for each Fund, each Trustee may have accorded different weight to different factors and, thus, may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Fund. At its meeting on March 11, 2022, all Board members voted unanimously to renew the Agreement for each Fund. Set forth below is a summary of the primary factors the Board considered with respect to each Fund.

The nature, extent and quality of services

The Board considered the level and depth of knowledge of Advisors, including the professional experience and qualifications of its personnel. The Board also considered that Advisors is an experienced investment adviser that has managed the Funds since their operations commenced. Investment professionals at Advisors also

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	63

Approval of investment management agreement (unaudited)

manage various funds and accounts of the College Retirement Equities Fund, the TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as advise and sub-advise other investment companies and vehicles. Under the Agreement, Advisors is responsible for, among other duties: managing the assets of the Funds, including conducting research, identifying investments and placing orders to buy and sell securities for the Funds’ investment portfolios; active daily monitoring of the Funds’ investment portfolios; reporting on the investment performance and other metrics of the Funds to the Board on a regular basis; responding to Fund flows; compliance monitoring; coordinating the activities of each Fund’s service providers; and overseeing the provision of various administrative services to the Funds. The Board considered that Advisors has carried out these responsibilities in a competent and professional manner. The Board also considered that Advisors has committed significant resources to supporting the series of the Trust, including the Funds. It also considered Advisors’ compliance program and resources and its compliance record with respect to the Funds.

The Board also considered, among other factors, the performance of each Fund, as discussed below. In addition, the Board considered the nature and quality of non-portfolio management services provided by Advisors and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and Advisors’ oversight of those service providers and the outsourcing of certain services to other firms.

During its review, the Board noted its ongoing review of the level of personnel and other resources available to Advisors to provide portfolio management and other services to the Funds, including the impact of recent and anticipated regulatory requirements and operational changes on such resources, so as to assess the adequacy of the resources devoted to these services. Based on all factors considered, the Board concluded that the nature, extent, and quality of services provided by Advisors to each Fund under the Agreement was reasonable.

Investment performance

The Board considered the investment performance of each Fund, over the periods indicated in the Fund-by-Fund synopsis below. The Board considered each Fund’s performance as compared to its peer group and peer universe (as applicable) and its benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below. Thus, the Board concluded that, under the totality of circumstances considered, the investment performance of each Fund was reasonable or that appropriate actions had been or were being implemented.

Cost and profitability

The Board considered financial and profitability data relating to Advisors’ services to the Funds for the calendar year 2021. The Board considered Advisors’ profit calculations with respect to its services to each Fund both before and after taking

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continued

into account the costs incurred directly or indirectly by Advisors in connection with the distribution of shares of the Fund. The Board acknowledged the reasonableness of having management fee rates which permit Advisors to maintain and improve the quality of services provided to the Funds and recognized the entrepreneurial and other risks assumed by Advisors in managing the Funds. The Board considered that Advisors had calculated that it earned profits with respect to International Bond Fund under the Agreement for the one-year period ended December 31, 2021. However, with respect to the Emerging Markets Debt Fund, Advisors calculated that it had incurred a loss.

Fees charged by other advisers

The Board considered comparative information regarding each Fund’s contractual and effective management fee rates and the contractual and effective management fee rates paid by similar mutual funds to other advisers, as analyzed by Broadridge and reflected in the Fund-by-Fund synopsis below. The Board determined that the management fee rate charged to a Fund under the Agreement typically was lower than the management fee rates charged to many or most other comparable mutual funds. In this regard, the Board also considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between a Fund and its comparable mutual funds. The Board considered Broadridge’s treatment of all fund fee waivers, regardless of their type, as management fee waivers, which could materially impact how the Funds’ actual management fee rates compare to those of similar mutual funds. Additionally, the Board considered the potential limitations of such comparisons due to, among other factors, the fact that, in many instances, Broadridge based its comparisons on financial data relating to fiscal periods that differed from the period for which the Funds’ data were derived. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by appropriate groups of comparable mutual funds.

Economies of scale

The Board considered whether Advisors has experienced or is anticipated to experience economies of scale in connection with the operation of each Fund, and whether any such economies are shared with the Funds. The Board also considered the extent to which the current fee rate schedule breakpoints for the Funds affected Advisors’ fees. The Board considered, in connection with the supporting Broadridge reports, Advisors’ position that the maximum fee rate that could be charged to each Fund based on its level of assets under the Agreement is comparatively low in relation to peer groups of mutual funds. Based on all factors considered, the Board concluded that the Funds’ management fee rate schedules were reasonable in light of current economies of scale considerations and current asset levels.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	65

Approval of investment management agreement (unaudited)

Fee and performance comparisons with other Advisors clients

The Board considered that Advisors and its affiliate, TIAA-CREF Investment Management, LLC, provide investment management services to other investment companies, including other mutual funds, foreign funds (UCITS), and separately managed accounts that may have similar investment strategies as the Funds. In particular, the Board considered the management fee rate Advisors charges to a UCITS series that has a similar mandate to the Emerging Markets Debt Fund and the performance of such UCITS. The Board also considered Advisors’ comments that, in the future, Advisors may manage client assets through additional funds and accounts with similar investment strategies. The Board also considered Advisors’ representation that, while the management fee rates charged to the Funds may differ from the management fee rates chargeable to these other funds and accounts, this may be due in part to the fact that these other funds and accounts may: (1) involve less entrepreneurial risk on the part of Advisors; (2) be offered in different types of markets; (3) be provided with different types or levels of services; (4) have different regulatory burdens; and/or (5) target different investors. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by Advisors to its comparable clients.

Other benefits

The Board also considered additional “fall-out benefits” to Advisors and its affiliates arising from the Agreement. Such benefits include, among others, other fees paid by the Funds to Advisors or its affiliates for other services, such as distribution and administration, and investment-related benefits, such as economies of scale to the extent the Funds share investment resources and/or personnel with other clients of Advisors and the ability to incubate strategies within one or more Funds that could be subsequently utilized to manage other non-Fund products. Advisors and its affiliates may also benefit from the level of business and relationships the Funds have with certain service providers. Additionally, the Funds may be utilized as investment options for other products and businesses of Advisors and its affiliates, such as variable products, fund of funds and 529 education savings plans. Also, Advisors and its affiliates may benefit from their relationship with the Funds to the extent that this relationship results in potential investors viewing TIAA, of which Advisors is an indirect, wholly-owned subsidiary, as a leading retirement plan provider in the academic and non-profit markets and as a single source for all their financial service needs. The Board concluded that other benefits to Advisors and its affiliates arising from the Agreement were reasonable in light of various relevant factors.

Fund-by-fund synopsis of factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Fund. If a Fund is described in the following discussions as being in the “1st” quintile, it is in the best

66	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

continued

of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Institutional Class of each Fund. Because the Institutional Class generally has lower non-management expenses than the other classes of these Funds, the expenses and performance of these other classes will differ from the expenses and performance shown for the Institutional Class. All time periods referenced below are ended December 31, 2021. Under the Morningstar rating system, an Overall Morningstar Rating of 5 stars is the highest (best) rating category and 1 star is the lowest (worst) rating category. The Morningstar data is as of December 31, 2021. Statements below regarding a Fund’s “effective management fee rate” refer to the overall effective blended fee rate that applied to that Fund after taking into account any breakpoints in the management fee rate schedule for the Fund and any applicable fee waivers and/or expense reimbursements. Statements below regarding “net loss” or “net profit” refer to whether Advisors calculated that it incurred a loss or earned a profit for the services that it rendered to a Fund during 2021 under the Agreement.

Emerging Markets Debt Fund

•	The Fund’s annual contractual management fee rate starts at 0.55% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.55% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee and contractual management fee rate were each in the 1st quintile of the group of comparable funds selected by Broadridge for expense comparison purposes (“Expense Group”) and were in the 1st, 3rd and 1st quintiles within the universe of comparable funds identified by Broadridge for expense comparison purposes (“Expense Universe”), respectively.
•	The Fund was in the 1st quintile of both the group of comparable funds selected by Broadridge for performance comparison purposes (“Performance Group”) and the universe of comparable funds selected by Broadridge for performance comparison purposes (“Performance Universe”) for each of the one-, three- and five-year periods.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period.

International Bond Fund

•	The Fund’s annual contractual management fee rate starts at 0.50% of average daily net assets, and includes breakpoints that reduce the rate paid on assets above certain thresholds. The Fund’s effective management fee rate at its December 31, 2021 asset level was 0.50% of average daily net assets.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	67

Approval of investment management agreement (unaudited)	concluded

•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 2nd, 2nd and 1st quintiles of both its Expense Group and its Expense Universe, respectively.
•	The Fund was in the 1st quintile of its Performance Group for each of the one-, three- and five-year periods. The Fund was in the 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three- and five-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it earned a net profit with respect to its services to the Fund for the one-year period.

Based primarily on the foregoing factors and conclusions, the Board renewed the Agreement for each Fund.

68	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

Liquidity risk management program (unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each series of the Trust covered by this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Program consists of various provisions relating to assessing and managing Fund liquidity risk, as discussed further below. The Funds’ Board of Trustees (the “Board”) previously approved the designation of Advisors (the “Administrator”) as Program administrator. The Liquidity Monitoring and Analysis Team (the “LMAT”) carries out day-to-day Program management with oversight by the Liquidity Oversight Committee (the “LOSC”). Personnel from the Administrator and Nuveen Fund Advisors, LLC, an affiliate of the Administrator, comprise the LMAT and LOSC.

At a February 15, 2022 Board meeting, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and utilize third-party vendor data.

Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund net assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

TIAA-CREF International Fixed-Income Funds ■ 2022 Semiannual Report	69

Liquidity risk management program (unaudited)	concluded

The Liquidity Rule also limits the Funds’ investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on illiquid investments.

70	2022 Semiannual Report ■ TIAA-CREF International Fixed-Income Funds

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How to reach us

Websites

TIAA.org

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24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

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Item 3. Audit Committee Financial Expert.

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Item 4. Principal Accountant Fees and Services.

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Item 5. Audit Committee of Listed Registrants.

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Item 6. Schedule of Investments.

TIAA-CREF FUNDS – Growth & Income Fund

TIAA-CREF FUNDS
GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS (unaudited)
April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.5%
546,688	*,n	General Motors Co	$20,724,942
72,335	*,n	Tesla, Inc	62,986,425
		TOTAL AUTOMOBILES & COMPONENTS	83,711,367

BANKS - 5.1%
2,190,290		Bank of America Corp	78,149,547
714,736		Fifth Third Bancorp	26,824,042
123,124		First Republic Bank	18,372,563
1,899,085	e	ING Groep NV	17,992,330
430,447		JPMorgan Chase & Co	51,378,154
238,640	n	M&T Bank Corp	39,766,970
1,321,932		Wells Fargo & Co	57,675,893
		TOTAL BANKS	290,159,499

CAPITAL GOODS - 7.2%
103,107		Acuity Brands, Inc	17,783,895
97,083		Carlisle Cos, Inc	25,179,447
44,202		Caterpillar, Inc	9,306,289
127,995	n	Deere & Co	48,324,512
258,479		Dover Corp	34,455,251
292,032		Eaton Corp	42,350,481
115,785		Honeywell International, Inc	22,405,555
583,430		Ingersoll Rand, Inc	25,647,583
79,049		Lockheed Martin Corp	34,158,654
259,055		Otis Worldwide Corp	18,869,566
138,998		Quanta Services, Inc	16,120,988
638,210		Raytheon Technologies Corp	60,572,511
517,192	n	Spirit Aerosystems Holdings, Inc (Class A)	21,742,752
440,334		Textron, Inc	30,493,129
		TOTAL CAPITAL GOODS	407,410,613

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
254,076		Waste Management, Inc	41,780,257
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	41,780,257

CONSUMER DURABLES & APPAREL - 0.7%
1,083,549	*	Mattel, Inc	26,341,076
962,356	*	Under Armour, Inc (Class C)	13,655,832
		TOTAL CONSUMER DURABLES & APPAREL	39,996,908

CONSUMER SERVICES - 2.6%
105,208	*,n	Airbnb, Inc	16,118,918
56,467		Churchill Downs, Inc	11,459,413
221,747		Darden Restaurants, Inc	29,210,732
263,746	*	Expedia Group, Inc	46,089,613
137,565	*	Marriott International, Inc (Class A)	24,420,539
1

TIAA-CREF FUNDS – Growth & Income Fund

SHARES		COMPANY	VALUE

1,026,288	*	Norwegian Cruise Line Holdings Ltd	$20,556,549
		TOTAL CONSUMER SERVICES	147,855,764

DIVERSIFIED FINANCIALS - 2.5%
197,465		American Express Co	34,499,110
86,909		CME Group, Inc	19,062,620
1,360,726		Equitable Holdings, Inc	39,229,731
1,001,000	*	Grab Holdings Ltd.	2,952,950
545,659		Morgan Stanley	43,974,659
		TOTAL DIVERSIFIED FINANCIALS	139,719,070

ENERGY - 4.4%
259,513	n	Cheniere Energy, Inc	35,244,460
688,785		ConocoPhillips	65,792,743
248,347	n	EOG Resources, Inc	28,996,996
638,736		EQT Corp	25,389,756
610,970		Exxon Mobil Corp	52,085,192
334,637		Hess Corp	34,491,036
285,423	*,n	Peabody Energy Corp	6,461,977
		TOTAL ENERGY	248,462,160

FOOD & STAPLES RETAILING - 1.3%
856,124	n	Albertsons Cos, Inc	26,779,559
319,975		Walmart, Inc	48,952,975
		TOTAL FOOD & STAPLES RETAILING	75,732,534

FOOD, BEVERAGE & TOBACCO - 4.8%
225,281		Bunge Ltd	25,483,787
356,626		Coca-Cola Co	23,041,606
125,298	*	Freshpet, Inc	11,696,568
150,336		Hershey Co	33,941,359
305,107		Lamb Weston Holdings, Inc	20,167,573
586,409		Mondelez International, Inc	37,811,652
371,967	*	Monster Beverage Corp	31,870,133
438,700		PepsiCo, Inc	75,329,177
57,053		Pernod-Ricard S.A.	11,774,832
		TOTAL FOOD, BEVERAGE & TOBACCO	271,116,687

HEALTH CARE EQUIPMENT & SERVICES - 6.7%
314,304		Abbott Laboratories	35,673,504
63,829		Anthem, Inc	32,037,690
363,730	*,n	Centene Corp	29,298,452
76,825	*,n	Dexcom, Inc	31,389,159
290,762	*,n	Edwards Lifesciences Corp	30,756,804
410,413	*	Envista Holdings Corp	16,260,563
94,782	*	Guardant Health, Inc	5,848,049
91,375	n	HCA Healthcare, Inc	19,604,506
46,773	*,n	IDEXX Laboratories, Inc	20,134,841
373,659	*	Neogen Corp	9,864,598
99,243		STERIS plc	22,235,394
63,901		Stryker Corp	15,416,755
213,420		UnitedHealth Group, Inc	108,534,741
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	377,055,056
2

TIAA-CREF FUNDS – Growth & Income Fund

SHARES		COMPANY	VALUE

HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
156,686		Colgate-Palmolive Co	$12,072,656
81,434	n	Estee Lauder Cos (Class A)	21,503,462
272,700		Procter & Gamble Co	43,781,985
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	77,358,103

INSURANCE - 3.3%
153,763		Allstate Corp	19,457,170
706,595		American International Group, Inc	41,342,874
193,111		Chubb Ltd	39,867,766
579,640		Hartford Financial Services Group, Inc	40,534,225
722,634		Metlife, Inc	47,462,601
		TOTAL INSURANCE	188,664,636

MATERIALS - 4.0%
806,641		Corteva, Inc	46,535,119
272,870		Crown Holdings, Inc	30,026,615
279,881		Dow, Inc	18,612,086
305,317		DuPont de Nemours, Inc	20,129,550
926,877		Glencore Xstrata plc	5,711,105
96,512		International Flavors & Fragrances, Inc	11,706,906
192,775	n	Linde plc	60,138,089
162,043		Nutrien Ltd	15,920,725
222,949	n	Sociedad Quimica y Minera de Chile S.A. (ADR)	16,453,636
		TOTAL MATERIALS	225,233,831

MEDIA & ENTERTAINMENT - 6.9%
100,905	*,n	Alphabet, Inc (Class C)	232,013,893
310,967	*	Meta Platforms, Inc	62,339,554
10,444	*,n	Netflix, Inc	1,988,120
24,450		Nintendo Co Ltd	11,158,753
182,586	*,n	Take-Two Interactive Software, Inc	21,820,853
417,691	n	ViacomCBS, Inc (Class B)	12,163,162
457,452	*,n	Walt Disney Co	51,065,367
		TOTAL MEDIA & ENTERTAINMENT	392,549,702

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.0%
609,949		AbbVie, Inc	89,589,309
798,537	*	Avantor, Inc	25,457,359
226,935	*,e,n	Axsome Therapeutics, Inc	7,205,186
378,034		Bristol-Myers Squibb Co	28,454,619
140,721		Danaher Corp	35,339,265
195,700	n	Eli Lilly & Co	57,169,841
225,682	*	Genmab A.S. (ADR)	7,939,493
229,786	*	Horizon Therapeutics Plc	22,647,708
67,428	*	IQVIA Holdings, Inc	14,698,630
452,480		Johnson & Johnson	81,654,541
23,485		Lonza Group AG.	13,847,550
44,072		Roche Holding AG.	16,342,502
227,559		Sanofi-Aventis	24,051,822
68,763	*,n	Seagen, Inc	9,008,641
68,701		West Pharmaceutical Services, Inc	21,644,937
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	455,051,403
3

TIAA-CREF FUNDS – Growth & Income Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 1.8%
74,814		AvalonBay Communities, Inc	$17,018,689
292,125		Prologis, Inc	46,824,716
186,127		Rexford Industrial Realty, Inc	14,525,351
212,220		Simon Property Group, Inc	25,041,960
		TOTAL REAL ESTATE	103,410,716

RETAILING - 5.1%
68,061		Advance Auto Parts, Inc	13,587,017
71,925	*	Amazon.com, Inc	178,778,938
249,689	*,n	Children’s Place, Inc	11,568,091
158,264	n	Home Depot, Inc	47,542,506
50,506		Target Corp	11,548,197
455,636		TJX Companies, Inc	27,921,374
		TOTAL RETAILING	290,946,123

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
464,485	*,n	Advanced Micro Devices, Inc	39,722,757
24,495		ASML Holding NV	13,809,546
86,589	n	Broadcom, Inc	48,004,076
326,597		Marvell Technology, Inc	18,968,754
54,213	n	Monolithic Power Systems, Inc	21,264,507
313,007	n	NVIDIA Corp	58,053,408
184,540	n	QUALCOMM, Inc	25,778,393
127,792		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	11,875,710
187,463	*,n	Wolfspeed Inc	17,192,232
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	254,669,383

SOFTWARE & SERVICES - 13.0%
145,044		Accenture plc	43,565,416
215,809	*	Fiserv, Inc	21,132,017
582,726	*	ironSource Ltd	2,231,841
267,010		Mastercard, Inc (Class A)	97,026,094
1,334,785	n	Microsoft Corp	370,429,533
600,812		Oracle Corp	44,099,601
37,333	*,n	Palo Alto Networks, Inc	20,954,266
218,134	*,n	salesforce.com, Inc	38,378,496
72,120	*,n	ServiceNow, Inc	34,480,572
88,980	*	Synopsys, Inc	25,518,574
167,769		Visa, Inc (Class A)	35,756,607
		TOTAL SOFTWARE & SERVICES	733,573,017

TECHNOLOGY HARDWARE & EQUIPMENT - 10.4%
2,561,325		Apple, Inc	403,792,886
271,946	*	Calix, Inc	10,853,365
477,445	*	Ciena Corp	26,340,641
923,831		Cisco Systems, Inc	45,249,242
187,034		Cognex Corp	12,649,109
576,016		Juniper Networks, Inc	18,156,024
418,098	*	Stratasys Ltd	8,106,920
261,316		TE Connectivity Ltd	32,607,011
66,265	*	Teledyne Technologies, Inc	28,596,661
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	586,351,859
4

TIAA-CREF FUNDS – Growth & Income Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 1.7%
302,336	*	Delta Air Lines, Inc	$13,009,518
110,568		DSV AS	18,127,807
337,054		Knight-Swift Transportation Holdings, Inc	16,141,516
141,267		Union Pacific Corp	33,097,446
92,596	n	United Parcel Service, Inc (Class B)	16,665,428
		TOTAL TRANSPORTATION	97,041,715

UTILITIES - 2.0%
186,582		Ameren Corp	17,333,468
404,487		American Electric Power Co, Inc	40,088,706
174,409		Evergy, Inc	11,833,651
232,019		NextEra Energy, Inc	16,477,989
203,653		Public Service Enterprise Group, Inc	14,186,468
329,903		RWE AG.	13,697,374
		TOTAL UTILITIES	113,617,656

		TOTAL COMMON STOCKS	5,641,468,059
		(Cost $3,463,357,789)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.8%

GOVERNMENT AGENCY DEBT - 0.2%
$10,000,000		Federal Home Loan Bank (FHLB)	0.000%	05/05/22	9,999,601
		TOTAL GOVERNMENT AGENCY DEBT			9,999,601

REPURCHASE AGREEMENT - 0.6%
36,430,000	r	Fixed Income Clearing Corp (FICC)	0.250	05/02/22	36,430,000
		TOTAL REPURCHASE AGREEMENT			36,430,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
2,079,324	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		2,079,324
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			2,079,324

		TOTAL SHORT-TERM INVESTMENTS			48,508,925
		(Cost $48,509,057)
		TOTAL INVESTMENTS - 100.4%			5,689,976,984
		(Cost $3,511,866,846)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%			(25,169,797)
		NET ASSETS - 100.0%			$5,664,807,187

ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $5,337,629.
n	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on open written options contracts.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $36,430,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 3.000% and maturity date 11/15/45, valued at $37,158,685.
5

TIAA-CREF FUNDS – Growth & Income Fund

Written options outstanding as of April 30, 2022 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Advanced Micro Devices, Inc, Call	400	$(22,788)	$120.00	05/20/22	$(8,400)
Advanced Micro Devices, Inc, Call	400	(123,664)	130.00	08/19/22	(54,800)
Advanced Micro Devices, Inc, Put	450	(95,580)	80.00	05/20/22	(171,000)
Advanced Micro Devices, Inc, Put	400	(267,419)	85.00	08/19/22	(422,000)
Airbnb, Inc, Call	210	(39,049)	200.00	05/20/22	(12,600)
Albertsons Cos, Inc, Call	900	(202,428)	40.00	07/15/22	(33,750)
Albertsons Cos, Inc, Put	1,100	(37,412)	28.00	05/20/22	(41,250)
Albertsons Cos, Inc, Put	900	(101,673)	26.00	07/15/22	(74,250)
Align Technology, Inc, Put	200	(42,628)	210.00	05/20/22	(30,000)
Alliance Data Systems Corp, Put	200	(109,594)	60.00	09/16/22	(206,000)
Alphabet, Inc, Call	14	(9,534)	3,360.00	05/20/22	(1,456)
Ambarella, Inc, Put	290	(962,207)	115.00	01/20/23	(1,158,550)
Aptiv plc, Put	165	(89,327)	100.00	08/19/22	(133,650)
Aptiv plc, Put	165	(71,605)	105.00	08/19/22	(169,950)
Aptiv plc, Put	165	(104,321)	95.00	11/18/22	(156,750)
Arcturus Therapeutics Holdings, Inc, Put	500	(623,982)	30.00	01/20/23	(685,000)
Axsome Therapeutics, Inc, Put	420	(267,946)	30.00	09/16/22	(361,200)
Axsome Therapeutics, Inc, Put	420	(364,390)	32.50	09/16/22	(436,800)
Axsome Therapeutics, Inc, Put	840	(692,678)	35.00	09/16/22	(991,200)
BioNTech SE, Put	187	(1,085,382)	200.00	01/20/23	(1,369,775)
BioNTech SE, Put	49	(399,015)	210.00	01/20/23	(396,410)
Boston Beer Co, Inc, Put	100	(1,024,260)	540.00	12/16/22	(1,729,500)
Broadcom, Inc, Put	82	(29,681)	520.00	05/20/22	(86,510)
Centene Corp, Put	600	(47,982)	70.00	05/20/22	(15,000)
CF Industries Holdings, Inc, Put	470	(62,327)	80.00	05/20/22	(56,400)
CF Industries Holdings, Inc, Put	39	(15,178)	77.50	08/19/22	(18,720)
CF Industries Holdings, Inc, Put	430	(184,517)	80.00	08/19/22	(227,900)
Cheniere Energy, Inc, Call	350	(247,789)	150.00	06/17/22	(122,500)
Cheniere Energy, Inc, Put	340	(66,769)	115.00	06/17/22	(74,800)
Children’s Place, Inc, Call	615	(316,484)	75.00	09/16/22	(142,988)
Children’s Place, Inc, Put	615	(252,297)	40.00	09/16/22	(304,425)
Citigroup, Inc, Put	445	(31,137)	42.50	05/20/22	(18,690)
Cloudflare, Inc, Put	300	(342,973)	95.00	11/18/22	(657,000)
Crowdstrike Holdings, Inc, Put	200	(200,327)	180.00	09/16/22	(397,500)
Deere & Co, Call	109	(158,264)	450.00	06/17/22	(30,847)
Deere & Co, Put	109	(152,269)	350.00	06/17/22	(106,275)
Dexcom, Inc, Put	60	(76,812)	420.00	06/17/22	(187,200)
Dexcom, Inc, Put	60	(88,051)	430.00	06/17/22	(197,400)
Dexcom, Inc, Put	65	(288,175)	400.00	09/16/22	(281,125)
DocuSign, Inc, Put	760	(112,830)	85.00	05/20/22	(616,360)
DraftKings, Inc, Put	300	(207,890)	25.00	01/20/23	(370,800)
DraftKings, Inc, Put	500	(521,483)	30.00	01/20/23	(830,000)
Duck Creek Technologies, Inc, Put	1,000	(341,699)	22.50	10/21/22	(740,000)
Edwards Lifesciences Corp, Put	420	(46,188)	100.00	05/20/22	(73,500)
Eli Lilly & Co, Put	100	(10,297)	250.00	05/20/22	(5,900)
Emergent BioSolutions, Inc, Put	115	(71,130)	45.00	09/16/22	(147,200)
Emergent BioSolutions, Inc, Put	173	(164,181)	50.00	09/16/22	(299,290)
EOG Resources, Inc, Put	420	(33,390)	100.00	05/20/22	(43,260)
Estee Lauder Cos, Inc, Put	160	(190,074)	280.00	07/15/22	(379,200)
Farfetch Ltd, Put	800	(693,205)	25.00	01/20/23	(1,154,000)
FedEx Corp, Put	86	(50,956)	180.00	07/15/22	(52,890)
Fortinet, Inc, Put	170	(115,001)	260.00	06/17/22	(217,600)
6

TIAA-CREF FUNDS – Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Generac Holdings, Inc, Put	60	$(167,877)	$260.00	12/16/22	$(361,800)
Generac Holdings, Inc, Put	60	(188,877)	270.00	12/16/22	(405,000)
General Motors Co, Call	800	(155,320)	48.00	09/16/22	(86,400)
General Motors Co, Put	800	(239,095)	38.00	09/16/22	(312,000)
Global Payments, Inc, Put	288	(71,415)	110.00	08/19/22	(115,200)
HCA Healthcare, Inc, Put	215	(60,838)	195.00	06/17/22	(105,350)
Home Depot, Inc, Call	240	(290,022)	380.00	01/20/23	(168,000)
Home Depot, Inc, Put	240	(658,271)	300.00	01/20/23	(726,480)
IDEXX Laboratories, Inc, Put	73	(43,375)	470.00	05/20/22	(358,065)
Intel Corp, Put	1,000	(352,969)	42.50	09/16/22	(342,000)
Intuitive Surgical, Inc, Put	190	(121,214)	230.00	07/15/22	(220,400)
Linde plc, Put	150	(37,195)	280.00	05/20/22	(20,100)
Lululemon Athletica, Inc, Put	130	(49,070)	330.00	05/20/22	(86,190)
Lululemon Athletica, Inc, Put	200	(297,816)	300.00	06/17/22	(168,000)
M&T Bank Corp, Put	290	(48,711)	145.00	05/20/22	(26,100)
Microsoft Corp, Call	150	(15,446)	330.00	06/17/22	(11,250)
Moderna, Inc, Put	100	(540,695)	250.00	09/16/22	(1,176,500)
Moderna, Inc, Put	300	(2,205,880)	220.00	01/20/23	(2,769,000)
Monolithic Power Systems, Inc, Call	100	(169,796)	540.00	12/16/22	(207,500)
Monolithic Power Systems, Inc, Put	100	(363,995)	350.00	12/16/22	(423,500)
NetFlix, Inc, Call	75	(20,848)	262.50	05/20/22	(2,850)
NetFlix, Inc, Put	250	(36,253)	170.00	05/20/22	(102,250)
NetFlix, Inc, Put	75	(582,938)	400.00	01/20/23	(1,527,075)
NVIDIA Corp, Put	130	(156,565)	200.00	06/17/22	(348,660)
Palo Alto Networks, Inc, Call	67	(95,905)	690.00	05/20/22	(18,927)
Palo Alto Networks, Inc, Put	67	(101,771)	510.00	06/17/22	(141,035)
Paramount Global, Put	892	(597,618)	35.00	09/16/22	(673,460)
PayPal Holdings, Inc, Put	420	(225,947)	87.50	07/15/22	(338,100)
Peabody Energy Corp, Call	1,000	(163,690)	34.00	05/20/22	(25,000)
Petco Health & Wellness Co, Inc, Put	1,600	(220,752)	15.00	09/16/22	(104,000)
QUALCOMM, Inc, Call	240	(29,705)	175.00	06/17/22	(20,640)
Royal Caribbean Cruises Ltd, Put	646	(48,644)	65.00	05/20/22	(66,538)
salesforce.com, Inc, Call	190	(161,154)	230.00	07/15/22	(25,270)
salesforce.com, Inc, Put	190	(198,224)	175.00	07/15/22	(250,800)
Seagen, Inc, Call	320	(351,351)	220.00	06/17/22	(75,200)
Seagen, Inc, Put	320	(655,350)	135.00	09/16/22	(640,000)
ServiceNow, Inc, Call	62	(30,777)	680.00	05/20/22	(1,240)
Shake Shack, Inc, Put	500	(520,342)	62.50	09/16/22	(560,000)
Snap, Inc, Put	350	(258,158)	45.00	07/15/22	(544,600)
Snap, Inc, Put	350	(233,089)	36.00	10/21/22	(327,250)
Snowflake, Inc, Put	210	(930,781)	215.00	01/20/23	(1,346,100)
Sociedad Quimica y Minera de Chile S.A., Call	600	(371,141)	105.00	09/16/22	(133,500)
Sociedad Quimica y Minera de Chile S.A., Call	600	(403,780)	95.00	09/16/22	(216,000)
Sociedad Quimica y Minera de Chile S.A., Put	600	(490,780)	75.00	09/16/22	(648,000)
Spirit AeroSystems Holdings, Inc, Call	880	(143,414)	55.00	05/20/22	(17,600)
Spirit AeroSystems Holdings, Inc, Put	880	(98,534)	39.00	05/20/22	(114,400)
Take-Two Interactive Software, Inc, Call	290	(147,311)	170.00	09/16/22	(44,225)
Take-Two Interactive Software, Inc, Put	290	(185,011)	120.00	09/16/22	(375,550)
Teradyne, Inc, Put	520	(105,757)	90.00	07/15/22	(136,240)
7

TIAA-CREF FUNDS – Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Tesla, Inc, Call	110	$(1,185,093)	$1,300.00	09/16/22	$(330,000)
Tesla, Inc, Put	60	(35,096)	730.00	05/20/22	(22,800)
Tesla, Inc, Put	65	(155,826)	750.00	07/15/22	(348,270)
Tesla, Inc, Put	111	(804,838)	850.00	09/16/22	(1,376,400)
Ulta Beauty, Inc, Put	140	(315,641)	330.00	09/16/22	(196,000)
United Parcel Service, Inc, Put	254	(35,491)	165.00	05/20/22	(53,340)
Walt Disney Co, Put	380	(34,189)	110.00	05/20/22	(176,700)
Wolfspeed, Inc, Call	300	(51,435)	135.00	05/20/22	(9,000)
WW International, Inc, Put	900	(295,172)	12.50	10/21/22	(319,500)
WW International, Inc, Put	1,000	(192,970)	10.00	01/20/23	(220,000)
Zscaler, Inc, Put	210	(411,172)	230.00	08/19/22	(928,725)
Total	39,998	$(29,016,628)			$(37,393,651)

8

TIAA-CREF FUNDS – Large-Cap Growth Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

AUTOMOBILES & COMPONENTS - 3.2%
406,255	*	General Motors Co	$15,401,127
64,874	*,e	Rivian Automotive, Inc	1,961,790
175,885	*	Tesla, Inc	153,153,622
		TOTAL AUTOMOBILES & COMPONENTS	170,516,539

BANKS - 0.5%
591,877		Wells Fargo & Co	25,823,593
		TOTAL BANKS	25,823,593

CAPITAL GOODS - 3.9%
244,343	*	Boeing Co	36,368,012
766,248		Carrier Global Corp	29,324,311
135,426		Deere & Co	51,130,086
347,619	*	Liberty Media Acquisition Corp	3,497,047
124,559		Roper Technologies Inc	58,532,765
280,603		Safran S.A.	30,136,334
		TOTAL CAPITAL GOODS	208,988,555

COMMERCIAL & PROFESSIONAL SERVICES - 3.3%
99,089	*	Cimpress plc	5,004,985
756,879		Experian Group Ltd	26,138,324
295,650		Verisk Analytics, Inc	60,327,383
618,087		Waste Connections, Inc	85,277,463
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	176,748,155

CONSUMER DURABLES & APPAREL - 1.5%
235,547		Essilor International S.A.	40,101,339
167,328		Nike, Inc (Class B)	20,865,802
3,419,000		Prada S.p.A	21,273,491
		TOTAL CONSUMER DURABLES & APPAREL	82,240,632

CONSUMER SERVICES - 4.4%
78,192	*	Booking Holdings, Inc	172,828,559
1,382,330	*	Carnival Corp	23,914,309
10,573	*	Chipotle Mexican Grill, Inc (Class A)	15,390,165
664,292	*	Las Vegas Sands Corp	23,535,866
		TOTAL CONSUMER SERVICES	235,668,899

DIVERSIFIED FINANCIALS - 1.4%
3,133,698	*	Grab Holdings Ltd.	9,244,409
433,696	*	Ribbit LEAP Ltd	4,345,634
165,015		S&P Global, Inc	62,128,148
		TOTAL DIVERSIFIED FINANCIALS	75,718,191
9

TIAA-CREF FUNDS – Large-Cap Growth Fund

SHARES		COMPANY	VALUE

ENERGY - 1.6%
569,545		ConocoPhillips	$54,402,939
134,892		Pioneer Natural Resources Co	31,358,343
		TOTAL ENERGY	85,761,282

FOOD & STAPLES RETAILING - 2.3%
229,254		Costco Wholesale Corp	121,898,937
		TOTAL FOOD & STAPLES RETAILING	121,898,937

FOOD, BEVERAGE & TOBACCO - 1.5%
1,714,825		Davide Campari-Milano NV	19,348,679
732,160	*	Monster Beverage Corp	62,731,469
		TOTAL FOOD, BEVERAGE & TOBACCO	82,080,148

HEALTH CARE EQUIPMENT & SERVICES - 4.4%
193,780		Alcon, Inc	13,836,048
101,593	*	Align Technology, Inc	29,452,827
121,103	*	Dexcom, Inc	49,480,264
193,842	*	Guardant Health, Inc	11,960,051
261,334	*	Intuitive Surgical, Inc	62,537,226
139,389		UnitedHealth Group, Inc	70,886,276
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	238,152,692

INSURANCE - 0.9%
860,551		American International Group, Inc	50,350,839
		TOTAL INSURANCE	50,350,839

MATERIALS - 0.5%
84,966		Linde plc	26,505,993
		TOTAL MATERIALS	26,505,993

MEDIA & ENTERTAINMENT - 10.2%
121,328	*	Alphabet, Inc (Class C)	278,973,110
394,662		Comcast Corp (Class A)	15,691,761
210,453	*	IAC	17,442,345
351,989	*	Match Group, Inc	27,859,929
646,684	*	Meta Platforms, Inc	129,640,742
226,850	*	ROBLOX Corp	6,952,953
445,500		Tencent Holdings Ltd	20,994,136
538,273	*	Twitter, Inc	26,386,142
251,350	*	Walt Disney Co	28,058,201
		TOTAL MEDIA & ENTERTAINMENT	551,999,319

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.3%
574,873		AbbVie, Inc	84,437,346
1,317,010	*	Avantor, Inc	41,986,279
273,653	*	Horizon Therapeutics Plc	26,971,240
250,488	*	Illumina, Inc	74,307,265
326,116		Zoetis, Inc	57,804,061
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	285,506,191
10

TIAA-CREF FUNDS – Large-Cap Growth Fund

SHARES		COMPANY	VALUE

RETAILING - 12.2%
194,556	*	Amazon.com, Inc	$483,594,230
272,207	*	CarMax, Inc	23,349,917
559,654	*	Coupang, Inc	7,202,747
632,681		eBay, Inc	32,848,798
127,076		Home Depot, Inc	38,173,630
35,549		Kering	18,914,641
945,072		TJX Companies, Inc	57,914,012
		TOTAL RETAILING	661,997,975

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.3%
771,924	*	Advanced Micro Devices, Inc	66,014,940
659,515		Applied Materials, Inc	72,777,480
197,386		Broadcom, Inc	109,428,825
608,997		Marvell Technology, Inc	35,370,546
450,885		NVIDIA Corp	83,625,641
306,482		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	28,481,372
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	395,698,804

SOFTWARE & SERVICES - 26.4%
218,886		Accenture plc	65,744,599
11,938	*,g	Adyen NV	20,023,528
330,994	*	DocuSign, Inc	26,810,514
183,845		Intuit, Inc	76,985,094
2,495,470	*	ironSource Ltd	9,557,650
1,880,272		Microsoft Corp	521,813,086
740,737		Oracle Corp	54,370,096
77,665	*	Palo Alto Networks, Inc	43,591,811
470,799	*	PayPal Holdings, Inc	41,397,356
887,594	*	Qualtrics International, Inc	16,455,993
612,090	*	salesforce.com, Inc	107,691,115
151,734	*	ServiceNow, Inc	72,544,025
114,191	*	Synopsys, Inc	32,748,837
1,319,178		Visa, Inc (Class A)	281,156,407
260,839	*	Workday, Inc	53,915,421
		TOTAL SOFTWARE & SERVICES	1,424,805,532

TECHNOLOGY HARDWARE & EQUIPMENT - 6.0%
2,059,088		Apple, Inc	324,615,223
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	324,615,223

TRANSPORTATION - 2.3%
1,814,647	*	Uber Technologies, Inc	57,125,088
296,280		Union Pacific Corp	69,415,441
		TOTAL TRANSPORTATION	126,540,529

		TOTAL COMMON STOCKS	5,351,618,028
		(Cost $3,744,630,062)
11

TIAA-CREF FUNDS – Large-Cap Growth Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.4%

REPURCHASE AGREEMENT - 1.4%
$74,845,000	r	Fixed Income Clearing Corp (FICC)	0.250%	05/02/22	$74,845,000
		TOTAL REPURCHASE AGREEMENT			74,845,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
2,120,030	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		2,120,030
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			2,120,030

		TOTAL SHORT-TERM INVESTMENTS			76,965,030
		(Cost $76,965,030)
		TOTAL INVESTMENTS - 100.5%			5,428,583,058
		(Cost $3,821,595,092)
		OTHER ASSETS & LIABILITIES, NET - (0.5)%			(26,146,753)
		NET ASSETS - 100.0%			$5,402,436,305

ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,942,164.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $20,023,528 or 0.4% of net assets.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $74,845,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rates 2.875%-3.000% and maturity dates 5/15/45-8/15/45, valued at $76,341,935.
12

TIAA-CREF FUNDS – Large-Cap Value Fund

TIAA-CREF FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

BANKS - 9.6%
3,436,558		Bank of America Corp	$122,616,390
1,141,415		JPMorgan Chase & Co	136,239,294
388,837		PNC Financial Services Group, Inc	64,585,826
1,120,629		US Bancorp	54,417,744
2,338,744		Wells Fargo & Co	102,039,401
		TOTAL BANKS	479,898,655

CAPITAL GOODS - 11.1%
156,430		Allegion plc	17,870,563
168,164	*	Boeing Co	25,029,530
123,045		Caterpillar, Inc	25,905,894
155,432		Deere & Co	58,683,352
368,062		Dover Corp	49,062,665
368,233		Eaton Corp	53,401,150
416,462		Honeywell International, Inc	80,589,562
677,341		Masco Corp	35,689,097
216,824		Parker-Hannifin Corp	58,720,276
1,135,116		Raytheon Technologies Corp	107,733,859
157,462		Stanley Black & Decker, Inc	18,919,059
146,526		Trane Technologies plc	20,497,522
		TOTAL CAPITAL GOODS	552,102,529

CONSUMER DURABLES & APPAREL - 0.8%
9,333	*	NVR, Inc	40,843,168
		TOTAL CONSUMER DURABLES & APPAREL	40,843,168

CONSUMER SERVICES - 3.4%
13,460	*	Booking Holdings, Inc	29,750,773
490,503	*	Hilton Worldwide Holdings, Inc	76,170,211
260,766		McDonald’s Corp	64,972,456
		TOTAL CONSUMER SERVICES	170,893,440

DIVERSIFIED FINANCIALS - 6.1%
415,424		American Express Co	72,578,727
290,312	*	Berkshire Hathaway, Inc (Class B)	93,721,423
69,398		BlackRock, Inc	43,351,543
387,958		Charles Schwab Corp	25,733,254
226,662		Goldman Sachs Group, Inc	69,242,974
		TOTAL DIVERSIFIED FINANCIALS	304,627,921

ENERGY - 8.0%
944,274		Chevron Corp	147,939,408
1,224,596		ConocoPhillips	116,973,410
642,444		EOG Resources, Inc	75,011,761
503,203		Valero Energy Corp	56,097,070
		TOTAL ENERGY	396,021,649
13

TIAA-CREF FUNDS – Large-Cap Value Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 1.7%
552,970		Walmart, Inc	$84,598,880
		TOTAL FOOD & STAPLES RETAILING	84,598,880

FOOD, BEVERAGE & TOBACCO - 0.9%
728,626		Mondelez International, Inc	46,981,805
		TOTAL FOOD, BEVERAGE & TOBACCO	46,981,805

HEALTH CARE EQUIPMENT & SERVICES - 10.9%
330,942		Abbott Laboratories	37,561,917
214,454		Anthem, Inc	107,640,896
260,871		Cigna Corp	64,377,745
196,444		HCA Healthcare, Inc	42,147,060
694,121		Medtronic plc	72,438,468
378,408		UnitedHealth Group, Inc	192,439,389
229,791		Zimmer Biomet Holdings, Inc	27,747,263
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	544,352,738

HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
324,615		Procter & Gamble Co	52,116,938
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	52,116,938

INSURANCE - 5.8%
1,264,237		American International Group, Inc	73,970,507
474,772		Chubb Ltd	98,016,679
423,264		Marsh & McLennan Cos, Inc	68,441,789
452,272		Prudential Financial, Inc	49,076,035
		TOTAL INSURANCE	289,505,010

MATERIALS - 4.7%
268,760		Ball Corp	21,812,562
642,903		Crown Holdings, Inc	70,745,046
638,558		DuPont de Nemours, Inc	42,100,129
94,517		Linde plc	29,485,523
337,051		PPG Industries, Inc	43,139,158
139,657		Reliance Steel & Aluminum Co	27,687,000
		TOTAL MATERIALS	234,969,418

MEDIA & ENTERTAINMENT - 5.7%
37,303	*	Alphabet, Inc (Class C)	85,771,907
76,241	*	Charter Communications, Inc	32,668,506
2,584,360		Comcast Corp (Class A)	102,754,153
540,882	*	Walt Disney Co	60,378,658
		TOTAL MEDIA & ENTERTAINMENT	281,573,224

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.2%
256,811		AbbVie, Inc	37,720,400
1,133,411		Bristol-Myers Squibb Co	85,311,846
320,459		Gilead Sciences, Inc	19,016,037
981,306		Johnson & Johnson	177,086,481
522,483		Merck & Co, Inc	46,339,017
894,033		Pfizer, Inc	43,870,199
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	409,343,980
14

TIAA-CREF FUNDS – Large-Cap Value Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 1.0%
322,602		Prologis, Inc	$51,709,875
		TOTAL REAL ESTATE	51,709,875

RETAILING - 0.9%
140,578		Home Depot, Inc	42,229,631
		TOTAL RETAILING	42,229,631

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
324,511		Analog Devices, Inc	50,098,008
351,339		Applied Materials, Inc	38,770,259
483,324		Intel Corp	21,068,093
20,907		Lam Research Corp	9,737,644
777,872		Micron Technology, Inc	53,043,092
275,188		NXP Semiconductors NV	47,029,629
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	219,746,725

SOFTWARE & SERVICES - 4.1%
179,840		Accenture plc	54,016,743
539,724	*	Fiserv, Inc	52,849,774
252,151		Microsoft Corp	69,976,946
348,436		Oracle Corp	25,575,202
		TOTAL SOFTWARE & SERVICES	202,418,665

TECHNOLOGY HARDWARE & EQUIPMENT - 3.2%
1,771,059		Cisco Systems, Inc	86,746,470
573,757		TE Connectivity Ltd	71,593,398
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	158,339,868

TELECOMMUNICATION SERVICES - 1.2%
478,667	*	T-Mobile US, Inc	58,943,054
		TOTAL TELECOMMUNICATION SERVICES	58,943,054

TRANSPORTATION - 3.1%
726,667	*,†,b	AMR Corporation	7,267
1,181,340		CSX Corp	40,567,216
364,119		Union Pacific Corp	85,309,440
147,550		United Parcel Service, Inc (Class B)	26,556,049
		TOTAL TRANSPORTATION	152,439,972

UTILITIES - 3.3%
501,498		Ameren Corp	46,589,164
599,883		American Electric Power Co, Inc	59,454,404
1,491,453		Centerpoint Energy, Inc	45,653,376
160,821		NextEra Energy, Inc	11,421,508
		TOTAL UTILITIES	163,118,452

		TOTAL COMMON STOCKS	4,936,775,597
		(Cost $3,335,991,480)
15

TIAA-CREF FUNDS – Large-Cap Value Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.2%

GOVERNMENT AGENCY DEBT - 0.3%
$10,000,000		Federal Farm Credit Bank (FFCB)	0.000%	06/14/22	$9,991,434
5,730,000		Federal Home Loan Bank (FHLB)	0.000	05/04/22	5,729,848
		TOTAL GOVERNMENT AGENCY DEBT			15,721,282

REPURCHASE AGREEMENT - 0.9%
45,725,000	r	Fixed Income Clearing Corp (FICC)	0.250	05/02/22	45,725,000
		TOTAL REPURCHASE AGREEMENT			45,725,000

		TOTAL SHORT-TERM INVESTMENTS			61,446,282
		(Cost $61,447,559)
		TOTAL INVESTMENTS - 100.3%			4,998,221,879
		(Cost $3,397,439,039)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%			(17,397,831)
		NET ASSETS - 100.0%			$4,980,824,048

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
b	In bankruptcy
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $45,725,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rates 2.500% and maturity dates 2/15/46-5/15/46, valued at $46,639,526.
16

TIAA-CREF FUNDS – Mid-Cap Growth Fund

TIAA-CREF FUNDS

MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

BANKS - 0.5%
159,572		Citizens Financial Group, Inc	$6,287,137
		TOTAL BANKS	6,287,137

CAPITAL GOODS - 6.9%
40,208		Carlisle Cos, Inc	10,428,347
450,995		Carrier Global Corp	17,259,579
31,768		L3Harris Technologies, Inc	7,378,436
87,301	*	Liberty Media Acquisition Corp	878,248
316,731		Spirit Aerosystems Holdings, Inc (Class A)	13,315,371
33,055	*	TransDigm Group, Inc	19,661,444
46,093		W.W. Grainger, Inc	23,047,883
		TOTAL CAPITAL GOODS	91,969,308

COMMERCIAL & PROFESSIONAL SERVICES - 8.7%
616,552	*	ACV Auctions, Inc	8,230,969
109,602	*	Cimpress plc	5,535,997
535,801	*	Driven Brands Holdings, Inc	14,943,490
358,174		Experian Group Ltd	12,369,306
921,551	*	First Advantage Corp	15,998,125
176,901		Verisk Analytics, Inc	36,096,649
180,550		Waste Connections, Inc	24,910,484
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	118,085,020

CONSUMER DURABLES & APPAREL - 4.4%
167,778	*	Capri Holdings Ltd	8,003,010
92,047		Garmin Ltd	10,101,238
46,926	*	Lululemon Athletica, Inc	16,641,367
363,884	*	Peloton Interactive, Inc	6,389,803
2,028,700		Prada S.p.A	12,622,852
997,840	*,e	Traeger, Inc	5,977,062
		TOTAL CONSUMER DURABLES & APPAREL	59,735,332

CONSUMER SERVICES - 8.1%
10,582	*	Chipotle Mexican Grill, Inc (Class A)	15,403,265
164,969	*,e	Dutch Bros, Inc	7,880,569
325,534	*	Entain PLC	6,116,890
765,407		European Wax Center, Inc	21,010,422
98,422	*	Expedia Group, Inc	17,199,245
71,045	*	Hilton Worldwide Holdings, Inc	11,032,578
27,179	*	Hyatt Hotels Corp	2,580,918
39,900		Restaurant Brands International, Inc	2,277,891
174,031	*	Royal Caribbean Cruises Ltd	13,527,430
167,126	*	Wynn Resorts Ltd	11,779,040
		TOTAL CONSUMER SERVICES	108,808,248
17

TIAA-CREF FUNDS – Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 2.4%
47,715		Ameriprise Financial, Inc	$12,667,855
814,235	*	Grab Holdings Ltd.	2,401,993
294,384		Jefferies Financial Group, Inc	9,055,252
111,547		Tradeweb Markets, Inc	7,941,031
		TOTAL DIVERSIFIED FINANCIALS	32,066,131

ENERGY - 4.1%
163,836		Cheniere Energy, Inc	22,250,567
220,758		Halliburton Co	7,863,400
107,274		Pioneer Natural Resources Co	24,937,987
		TOTAL ENERGY	55,051,954

FOOD, BEVERAGE & TOBACCO - 2.1%
1,078,137		Davide Campari-Milano NV	12,164,814
258,912		Fevertree Drinks plc	5,870,763
104,406	*	Freshpet, Inc	9,746,300
		TOTAL FOOD, BEVERAGE & TOBACCO	27,781,877

HEALTH CARE EQUIPMENT & SERVICES - 6.6%
34,387	*	Align Technology, Inc	9,969,135
68,350	*	Dexcom, Inc	27,926,443
133,776	*	Guardant Health, Inc	8,253,979
83,276	*	Molina Healthcare, Inc	26,102,862
90,713	*	Veeva Systems, Inc	16,505,231
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	88,757,650

INSURANCE - 0.6%
122,994	*	Trupanion, Inc	7,824,878
		TOTAL INSURANCE	7,824,878

MATERIALS - 1.1%
36,228		Albemarle Corp	6,985,845
58,568		Westlake Chemical Corp	7,411,781
		TOTAL MATERIALS	14,397,626

MEDIA & ENTERTAINMENT - 3.6%
57,563		Electronic Arts, Inc	6,795,312
64,180	*	IAC	5,319,238
285,246	*	Match Group, Inc	22,577,221
278,185		News Corp (Class A)	5,524,754
176,634	*	Twitter, Inc	8,658,599
		TOTAL MEDIA & ENTERTAINMENT	48,875,124

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.1%
200,742		Agilent Technologies, Inc	23,942,499
613,510	*	Avantor, Inc	19,558,699
63,824	*	Charles River Laboratories International, Inc	15,414,134
477,735	*	Elanco Animal Health, Inc	12,091,473
238,338	*	Horizon Therapeutics Plc	23,490,593
57,679	*	Repligen Corp	9,069,446
57,238		West Pharmaceutical Services, Inc	18,033,404
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	121,600,248
18

TIAA-CREF FUNDS – Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 1.5%
167,186		Simon Property Group, Inc	$19,727,948
		TOTAL REAL ESTATE	19,727,948

RETAILING - 5.5%
93,321	*	Burlington Stores, Inc	18,996,423
130,258	*	CarMax, Inc	11,173,531
123,516	*	Dollar Tree, Inc	20,065,174
487,560	*	Farfetch Ltd	5,460,672
118,116	*	Five Below, Inc	18,556,024
		TOTAL RETAILING	74,251,824

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
136,890		Entegris, Inc	15,248,177
214,180		Marvell Technology, Inc	12,439,574
172,109		Microchip Technology, Inc	11,221,507
69,504		Monolithic Power Systems, Inc	27,262,249
57,418		NXP Semiconductors NV	9,812,736
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	75,984,243

SOFTWARE & SERVICES - 24.5%
5,591	*,g	Adyen NV	9,377,747
110,335	*	Black Knight, Inc	7,258,940
508,343	*,e	Clear Secure, Inc	15,463,794
152,450	*	Datadog, Inc	18,412,911
222,353	*	DocuSign, Inc	18,010,593
39,306	*	EPAM Systems, Inc	10,415,697
54,784	*	Gartner, Inc	15,917,491
51,717	*	HubSpot, Inc	19,622,981
1,490,101	*	ironSource Ltd	5,707,087
636,953	*	Marqeta, Inc	5,923,663
47,913	*	Monday.com Ltd	6,199,942
45,958	*	MongoDB, Inc	16,311,873
99,070	*	Okta, Inc	11,820,042
76,329	*	Palo Alto Networks, Inc	42,841,941
132,694	*	Paylocity Holding Corp	25,162,763
529,796	*	Qualtrics International, Inc	9,822,418
3,007,054	*	Sabre Corp	31,483,856
287,978	*	SentinelOne, Inc	9,581,028
123,749	*	Synopsys, Inc	35,489,976
66,814	*	Zscaler, Inc	13,545,870
		TOTAL SOFTWARE & SERVICES	328,370,613

TECHNOLOGY HARDWARE & EQUIPMENT - 1.3%
148,858	*	Arista Networks, Inc	17,203,519
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	17,203,519

TRANSPORTATION - 2.9%
715,532	*,e	Hertz Global Holdings, Inc	14,353,572
69,832		JB Hunt Transport Services, Inc	11,930,797
386,801	*	Lyft, Inc (Class A)	12,609,713
		TOTAL TRANSPORTATION	38,894,082

		TOTAL COMMON STOCKS	1,335,672,762
		(Cost $1,278,812,517)
19

TIAA-CREF FUNDS – Mid-Cap Growth Fund

SHARES	COMPANY	VALUE

RIGHTS / WARRANTS - 0.2%

TRANSPORTATION - 0.2%
169,870	Hertz Global Holdings, Inc	$2,378,180
	TOTAL TRANSPORTATION	2,378,180

	TOTAL RIGHTS / WARRANTS	2,378,180
	(Cost $2,029,947)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.1%

REPURCHASE AGREEMENT - 0.3%
$3,870,000	r	Fixed Income Clearing Corp (FICC)	0.250%	05/02/22	3,870,000
		TOTAL REPURCHASE AGREEMENT			3,870,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.8%
23,616,631	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		23,616,631
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			23,616,631

		TOTAL SHORT-TERM INVESTMENTS			27,486,631
		(Cost $27,486,631)
		TOTAL INVESTMENTS - 101.9%			1,365,537,573
		(Cost $1,308,329,095)
		OTHER ASSETS & LIABILITIES, NET - (1.9)%			(25,216,387)
		NET ASSETS - 100.0%			$1,340,321,186

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $21,904,490.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $9,377,747 or 0.7% of net assets.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $3,870,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 8/15/45, valued at $3,947,481.
20

TIAA-CREF FUNDS – Mid-Cap Value Fund

TIAA-CREF FUNDS

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

BANKS - 5.6%
282,755		East West Bancorp, Inc	$20,160,431
368,061		First Interstate Bancsystem, Inc	11,969,344
1,157,717		Huntington Bancshares, Inc	15,223,979
115,942		Signature Bank	28,086,949
342,006		Webster Financial Corp	17,096,880
202,785		Western Alliance Bancorp	15,433,966
		TOTAL BANKS	107,971,549

CAPITAL GOODS - 12.3%
202,559		Crane Co	19,492,253
145,129		Curtiss-Wright Corp	20,740,385
172,646		Dover Corp	23,013,712
122,655		Eaton Corp	17,787,428
723,919		Howmet Aerospace, Inc	24,700,116
133,401		Hubbell, Inc	26,061,219
367,182		Johnson Controls International plc	21,983,186
129,285		Parker-Hannifin Corp	35,012,964
165,640	*	WESCO International, Inc	20,416,787
312,493		Westinghouse Air Brake Technologies Corp	28,096,246
		TOTAL CAPITAL GOODS	237,304,296

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
167,426		Republic Services, Inc	22,480,289
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	22,480,289

CONSUMER DURABLES & APPAREL - 2.6%
1,283,268		Newell Brands Inc	29,707,654
1,439,313	*	Under Armour, Inc (Class C)	20,423,852
		TOTAL CONSUMER DURABLES & APPAREL	50,131,506

CONSUMER SERVICES - 4.1%
105,890	*	Expedia Group, Inc	18,504,278
378,097		Travel & Leisure Co	20,976,822
95,616		Wyndham Hotels & Resorts, Inc	8,410,383
262,525		Yum! Brands, Inc	30,718,050
		TOTAL CONSUMER SERVICES	78,609,533

DIVERSIFIED FINANCIALS - 6.7%
659,139		Ally Financial, Inc	26,339,194
115,178		Ameriprise Financial, Inc	30,578,607
574,215		Equitable Holdings, Inc	16,554,619
165,264		LPL Financial Holdings, Inc	31,048,148
402,245		Voya Financial, Inc	25,397,749
		TOTAL DIVERSIFIED FINANCIALS	129,918,317
21

TIAA-CREF FUNDS – Mid-Cap Value Fund

SHARES		COMPANY	VALUE

ENERGY - 7.6%
380,169	*	Antero Resources Corp	$13,381,949
169,531		Devon Energy Corp	9,861,618
114,175		Diamondback Energy, Inc	14,412,310
202,933		EOG Resources, Inc	23,694,457
189,588		Pioneer Natural Resources Co	44,073,523
374,636		Valero Energy Corp	41,764,421
		TOTAL ENERGY	147,188,278

FOOD & STAPLES RETAILING - 1.5%
586,974	*	Performance Food Group Co	28,908,469
		TOTAL FOOD & STAPLES RETAILING	28,908,469

FOOD, BEVERAGE & TOBACCO - 2.5%
82,692		Constellation Brands, Inc (Class A)	20,349,674
122,638		Hershey Co	27,687,981
		TOTAL FOOD, BEVERAGE & TOBACCO	48,037,655

HEALTH CARE EQUIPMENT & SERVICES - 7.6%
348,596		Cardinal Health, Inc	20,235,998
404,404	*	Centene Corp	32,574,742
122,649		Cigna Corp	30,267,320
72,474		Conmed Corp	9,636,143
58,487		Humana, Inc	26,000,981
93,208	*	Molina Healthcare, Inc	29,216,048
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	147,931,232

INSURANCE - 2.3%
406,848	*	BRP Group, Inc	9,406,326
89,454		Everest Re Group Ltd	24,573,908
355,627		Unum Group	10,853,736
		TOTAL INSURANCE	44,833,970

MATERIALS - 4.6%
222,564		Crown Holdings, Inc	24,490,943
290,624		DuPont de Nemours, Inc	19,160,840
1,129,379		Graphic Packaging Holding Co	24,620,462
340,070		Sealed Air Corp	21,835,895
		TOTAL MATERIALS	90,108,140

MEDIA & ENTERTAINMENT - 0.6%
137,543	*	Ziff Davis Inc	12,153,299
		TOTAL MEDIA & ENTERTAINMENT	12,153,299

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.9%
134,866	*	IQVIA Holdings, Inc	29,399,440
127,574	*	Jazz Pharmaceuticals plc	20,439,906
143,004	*	United Therapeutics Corp	25,391,790
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	75,231,136
22

TIAA-CREF FUNDS – Mid-Cap Value Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 12.7%
603,605		American Homes 4 Rent	$23,908,794
432,187		Apartment Income REIT Corp	21,250,635
153,329		Extra Space Storage, Inc	29,132,510
425,611		Gaming and Leisure Properties, Inc	18,888,616
946,130		Kimco Realty Corp	23,965,473
449,392		Rexford Industrial Realty, Inc	35,070,552
74,236		SBA Communications Corp	25,768,058
117,137		Sun Communities, Inc	20,565,743
431,364		UDR, Inc	22,952,878
832,036		VICI Properties, Inc	24,802,995
		TOTAL REAL ESTATE	246,306,254

RETAILING - 2.1%
105,236		Advance Auto Parts, Inc	21,008,263
72,207		Lithia Motors, Inc (Class A)	20,443,968
		TOTAL RETAILING	41,452,231

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
24,136		Lam Research Corp	11,241,583
224,831		Marvell Technology, Inc	13,058,185
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	24,299,768

SOFTWARE & SERVICES - 4.9%
247,466		Bread Financial Holdings, Inc	13,561,137
157,754		Fidelity National Information Services, Inc	15,641,309
195,948	*	Fiserv, Inc	19,187,228
987,545		NortonLifelock, Inc	24,728,127
74,232	*	Synopsys, Inc	21,288,995
		TOTAL SOFTWARE & SERVICES	94,406,796

TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
460,729	*	Ciena Corp	25,418,419
2,282,227		Hewlett Packard Enterprise Co	35,169,118
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	60,587,537

TRANSPORTATION - 2.1%
1,371,851	*,e	American Airlines Group, Inc	25,749,643
182,051		TFI International, Inc	14,651,465
		TOTAL TRANSPORTATION	40,401,108

UTILITIES - 10.3%
652,762		Alliant Energy Corp	38,388,933
295,705		American Electric Power Co, Inc	29,307,323
539,204		Brookfield Renewable Corp	19,357,424
355,390		Evergy, Inc	24,113,211
426,729		Exelon Corp	19,962,383
214,326		WEC Energy Group, Inc	21,443,316
633,632		Xcel Energy, Inc	46,419,880
		TOTAL UTILITIES	198,992,470

		TOTAL COMMON STOCKS	1,927,253,833
		(Cost $1,674,283,019)
23

TIAA-CREF FUNDS – Mid-Cap Value Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 0.9%

REPURCHASE AGREEMENT - 0.9%
$17,830,000	r	Fixed Income Clearing Corp (FICC)	0.250%	05/02/22	$17,830,000
		TOTAL REPURCHASE AGREEMENT			17,830,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
1,121	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		1,121
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,121

		TOTAL SHORT-TERM INVESTMENTS			17,831,121
		(Cost $17,831,121)
		TOTAL INVESTMENTS - 100.5%			1,945,084,954
		(Cost $1,692,114,140)
		OTHER ASSETS & LIABILITIES, NET - (0.5)%			(8,971,259)
		NET ASSETS - 100.0%			$1,936,113,695

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,065,422.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $17,830,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.500% and maturity date 2/15/46, valued at $18,186,646.
24

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

TIAA-CREF FUNDS
QUANT SMALL-CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited)
April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.9%

AUTOMOBILES & COMPONENTS - 0.7%
25,530	*	Dorman Products, Inc	$2,520,322
589,090	*	Goodyear Tire & Rubber Co	7,846,679
73,410	*	Modine Manufacturing Co	579,939
38,950	*	Stoneridge, Inc	767,704
362,430	*	Tenneco, Inc	6,222,923
35,630	*	XPEL, Inc	1,541,710
		TOTAL AUTOMOBILES & COMPONENTS	19,479,277

BANKS - 9.9%
53,500		Amalgamated Financial Corp	941,065
52,900		Ameris Bancorp	2,205,930
142,930		Banc of California, Inc	2,578,457
88,821		Bank of NT Butterfield & Son Ltd	2,844,937
124,024		Banner Corp	6,660,089
171,410		Cathay General Bancorp	6,871,827
153,200		Central Pacific Financial Corp	3,704,376
300,180		Columbia Banking System, Inc	8,429,054
158,373		ConnectOne Bancorp, Inc	4,412,272
171,460	*	Customers Bancorp, Inc	7,213,322
431,880		CVB Financial Corp	9,941,878
96,180		Enterprise Financial Services Corp	4,248,271
286,450		Essent Group Ltd	11,609,819
44,920		Federal Agricultural Mortgage Corp (FAMC)	4,601,156
56,687		First Financial Bancorp	1,159,249
44,750		First Financial Corp	1,907,245
243,570		First Foundation, Inc	5,412,125
252,044		First Interstate Bancsystem, Inc	8,196,471
171,470		First Merchants Corp	6,719,909
34,830		Flagstar Bancorp, Inc	1,229,499
140,060		Hancock Whitney Corp	6,550,606
119,150		Heartland Financial USA, Inc	5,215,196
190,770		Heritage Commerce Corp	2,142,347
248,077		Hilltop Holdings, Inc	6,323,483
91,063		HomeStreet, Inc	3,696,247
141,780		Horizon Bancorp	2,478,314
80,429		Independent Bank Corp	1,587,668
71,200		Independent Bank Group, Inc	4,827,360
176,690		Lakeland Bancorp, Inc	2,655,651
123,170		Meta Financial Group, Inc	5,376,371
231,360	*	Mr Cooper Group, Inc	10,404,259
164,320		National Bank Holdings Corp	5,999,323
389,875	*	NMI Holdings, Inc	7,165,903
261,320		OceanFirst Financial Corp	4,894,524
425,090		OFG Bancorp	11,298,892
280,930		Pacific Premier Bancorp, Inc	8,809,965
25

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

54,580		Peapack Gladstone Financial Corp	$1,691,434
158,610		Premier Financial Corp	4,209,509
61,635		QCR Holdings, Inc	3,346,164
665,760		Radian Group, Inc	14,240,606
190,270		Renasant Corp	5,668,143
221,360		Towne Bank	6,102,895
155,500	*	Tristate Capital Holdings, Inc	4,697,655
534,542		United Community Banks, Inc	16,111,096
20,790		Walker & Dunlop, Inc	2,489,810
105,020		Washington Federal, Inc	3,195,759
114,360		WesBanco, Inc	3,686,966
67,833		WSFS Financial Corp	2,718,068
		TOTAL BANKS	258,471,165

CAPITAL GOODS - 9.8%
227,210		Altra Industrial Motion Corp	8,861,190
105,840		Applied Industrial Technologies, Inc	11,080,390
152,433	*	Atkore International Group, Inc	14,648,811
74,612	*	Bloom Energy Corp	1,384,799
34,140	*	BlueLinx Holdings, Inc	2,276,114
67,730		Boise Cascade Co	5,119,033
220,170		Comfort Systems USA, Inc	18,586,751
137,150	*	Construction Partners Inc	3,539,842
436,170	*	Cornerstone Building Brands, Inc	10,638,186
35,639		CSW Industrials, Inc	3,760,271
100,086		EMCOR Group, Inc	10,657,157
155,800	*	Energy Recovery, Inc	2,885,416
69,325		EnPro Industries, Inc	6,461,783
92,660	*	Evoqua Water Technologies Corp	3,862,995
288,210		Federal Signal Corp	9,807,786
327,100	*	Fluor Corp	8,095,725
72,720		Franklin Electric Co, Inc	5,086,037
791,830		GrafTech International Ltd	7,189,816
127,780		Hillenbrand, Inc	5,215,980
238,820	*	Infrastructure and Energy Alternatives, Inc	2,232,967
234,300		Kennametal, Inc	6,028,539
71,680		McGrath RentCorp	5,982,413
37,360		Moog, Inc (Class A)	2,983,943
471,361	*	MRC Global, Inc	5,651,618
90,870		Mueller Industries, Inc	4,920,611
687,560	*	NOW, Inc	7,494,404
185,540	*	Resideo Technologies, Inc	4,172,795
163,570		Rush Enterprises, Inc (Class A)	8,322,442
67,940		Shyft Group, Inc	1,730,432
36,270		Simpson Manufacturing Co, Inc	3,760,111
75,430	*	SPX Corp	3,160,517
254,180		Terex Corp	8,642,120
131,260	*	Titan Machinery, Inc	3,095,111
109,980		Triton International Ltd	6,718,678
143,360		UFP Industries, Inc	11,091,763
76,770	*	Vicor Corp	4,646,120
475,380	*	WillScot Mobile Mini Holdings Corp	16,685,838
356,454		Zurn Water Solutions Corp	11,128,494
		TOTAL CAPITAL GOODS	257,606,998
26

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

COMMERCIAL & PROFESSIONAL SERVICES - 3.3%
85,940		Brady Corp (Class A)	$3,845,815
66,990	*	CBIZ, Inc	2,806,211
136,952		Exponent, Inc	13,121,371
310,250	*	First Advantage Corp	5,385,940
71,420	*	Franklin Covey Co	2,861,799
65,000	*	Huron Consulting Group, Inc	3,365,700
63,533		ICF International, Inc	6,277,696
366,970		KBR, Inc	18,065,933
98,970		Kforce, Inc	6,932,848
74,800		Korn/Ferry International	4,595,712
184,048	*	TriNet Group, Inc	16,325,058
165,850	*	Upwork, Inc	3,477,875
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	87,061,958

CONSUMER DURABLES & APPAREL - 1.8%
393,810	*	Callaway Golf Co	8,640,191
159,130	*	Crocs, Inc	10,571,006
96,500	*	G-III Apparel Group Ltd	2,555,320
168,352	*	Skyline Champion Corp	8,592,686
269,940	*	Sonos, Inc	6,160,031
246,570		Steven Madden Ltd	10,124,164
		TOTAL CONSUMER DURABLES & APPAREL	46,643,398

CONSUMER SERVICES - 3.4%
11,750	*	Biglari Holdings, Inc (B Shares)	1,602,582
369,850		Bloomin’ Brands, Inc	8,133,001
74,170		Bluegreen Vacations Holding Corp	1,950,671
83,110	*	Cheesecake Factory	3,067,590
192,510	*	Coursera, Inc	3,621,113
204,590	*	Dave & Buster’s Entertainment, Inc	9,308,845
214,960	*	Everi Holdings, Inc	3,731,706
122,610	*	Hilton Grand Vacations, Inc	5,741,826
385,120	e	International Game Technology plc	8,407,170
268,110	e	Krispy Kreme, Inc	3,560,501
409,850		Laureate Education, Inc	4,643,601
32,630	*	Noodles & Co	181,749
41,404		Red Rock Resorts, Inc	1,820,120
220,860	*	Rush Street Interactive, Inc	1,402,461
139,340		Ruth’s Hospitality Group Inc	2,921,960
142,750	*	SeaWorld Entertainment, Inc	9,627,060
122,470	*	Stride, Inc	4,813,071
168,730		Texas Roadhouse, Inc (Class A)	13,891,541
		TOTAL CONSUMER SERVICES	88,426,568

DIVERSIFIED FINANCIALS - 2.9%
259,920		Artisan Partners Asset Management, Inc	8,353,829
1,627,140		BGC Partners, Inc (Class A)	5,906,518
230,300	*	Blucora, Inc	4,663,575
131,117		Brightsphere Investment Group, Inc	2,627,585
261,180	e	Cowen Group, Inc	5,967,963
221,743	*	Enova International, Inc	8,293,188
183,710	*	Green Dot Corp	4,864,641
494,050	*	LendingClub Corp	7,534,263
248,280	*	Open Lending Corp	3,386,539
27

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

66,400		Piper Jaffray Cos	$7,634,672
279,060		Redwood Trust, Inc	2,706,882
181,160		Sculptor Capital Management, Inc	1,894,934
84,004		Stifel Financial Corp	5,195,647
31,820		Virtus Investment Partners, Inc	5,637,231
		TOTAL DIVERSIFIED FINANCIALS	74,667,467

ENERGY - 7.5%
995,950	*	Alto Ingredients, Inc	5,746,631
538,870	*	Antero Resources Corp	18,968,224
271,678		Brigham Minerals, Inc	6,732,181
144,270		California Resources Corp	5,801,097
958,730	*	Centennial Resource Development, Inc	7,420,570
535,190		ChampionX Corp	11,292,509
168,810		Chesapeake Energy Corp	13,845,796
311,770		CVR Energy, Inc	7,816,074
276,990	*	Delek US Holdings, Inc	6,703,158
127,410	*	Denbury, Inc	8,151,692
262,010	*	Golar LNG Ltd	5,848,063
197,280	*	Liberty Oilfield Services, Inc	3,184,099
270,306	*	Oceaneering International, Inc	3,062,567
540,510		Ovintiv, Inc	27,668,707
420,849	*	Par Pacific Holdings, Inc	6,173,855
646,636	*	PBF Energy, Inc	18,791,242
116,880		PDC Energy, Inc	8,151,211
533,300	*	ProPetro Holding Corp	7,540,862
2,588,859	*	Tellurian, Inc	12,892,518
774,980	*,e	Uranium Energy Corp	3,293,665
129,580	*	US Silica Holdings, Inc	2,407,596
74,590		Whiting Petroleum Corp	5,448,800
		TOTAL ENERGY	196,941,117

FOOD & STAPLES RETAILING - 2.0%
154,378		Andersons, Inc	7,754,407
453,271	*,d	BJ’s Wholesale Club Holdings, Inc	29,167,989
311,150	*	Performance Food Group Co	15,324,137
		TOTAL FOOD & STAPLES RETAILING	52,246,533

FOOD, BEVERAGE & TOBACCO - 1.8%
78,002		Calavo Growers, Inc	2,826,792
114,920		Cal-Maine Foods, Inc	6,174,652
43,570	*	Celsius Holdings, Inc	2,265,640
449,826	*	Hostess Brands, Inc	10,206,552
63,850		Sanderson Farms, Inc	12,091,274
248,949	*	Simply Good Foods Co	10,368,726
269,730	*	Vital Farms, Inc	3,101,895
		TOTAL FOOD, BEVERAGE & TOBACCO	47,035,531

HEALTH CARE EQUIPMENT & SERVICES - 7.5%
293,144	*	1Life Healthcare, Inc	2,066,665
252,480	*	Accolade, Inc	1,403,789
423,140	*	Allscripts Healthcare Solutions, Inc	8,742,072
30,890	*	AMN Healthcare Services, Inc	3,019,498
230,217	*	Avanos Medical, Inc	6,713,128
596,750	*	Brookdale Senior Living, Inc	3,687,915
28

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

326,860	*	Cardiovascular Systems, Inc	$6,112,282
655,730	*	Community Health Systems, Inc	5,029,449
279,690	*	Cross Country Healthcare, Inc	5,241,391
141,930	*	Cutera, Inc	7,708,218
277,290	*	Evolent Health, Inc	7,631,021
68,390	*	HealthEquity, Inc	4,262,065
128,594	*	HealthStream, Inc	2,456,145
19,940	*	Heska Corp	2,190,210
61,900	*	Inari Medical, Inc	4,995,330
36,090	*	Integer Holding Corp	2,712,885
100,537	*	Intersect ENT, Inc	2,751,698
387,511	*,e	Invitae Corp	2,057,683
344,487	*	Lantheus Holdings, Inc	22,877,382
165,840	*	Merit Medical Systems, Inc	10,283,738
921,700	*,e	Multiplan Corp	4,083,131
64,010	*	Natus Medical, Inc	2,129,613
279,270	*	Neogen Corp	7,372,728
282,430	*	NextGen Healthcare, Inc	5,323,806
161,820	*	NuVasive, Inc	8,324,021
396,190	*	Option Care Health, Inc	11,838,157
447,640	*	Ortho Clinical Diagnostics Holdings plc	7,882,940
85,390	*	Phreesia, Inc	1,953,723
534,910	*	R1 RCM, Inc	12,046,173
232,170	*	RadNet, Inc	4,527,315
390,590		Select Medical Holdings Corp	8,831,240
146,300	*	Tenet Healthcare Corp	10,608,213
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	196,863,624

HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
269,350	*	elf Beauty, Inc	6,553,285
68,560	*	USANA Health Sciences, Inc	5,255,810
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	11,809,095

INSURANCE - 1.4%
219,930		American Equity Investment Life Holding Co	8,295,760
2,254,320	*	Genworth Financial, Inc (Class A)	8,363,527
113,100		Selective Insurance Group, Inc	9,314,916
139,930		Stewart Information Services Corp	7,220,388
208,166		Universal Insurance Holdings, Inc	2,614,565
		TOTAL INSURANCE	35,809,156

MATERIALS - 4.8%
145,650		AdvanSix, Inc	6,487,251
75,180		Avient Corp	3,701,863
261,090		Commercial Metals Co	10,704,690
426,880	*	Constellium SE	7,124,627
673,900	*,†	Ferroglobe plc	0
256,160	*	Gatos Silver, Inc	865,821
89,150		Innospec, Inc	8,496,886
107,820		Materion Corp	9,180,873
144,414		Myers Industries, Inc	3,166,999
656,100	*	O-I Glass, Inc	8,844,228
85,694		Olympic Steel, Inc	2,941,875
47,990	*	Ranpak Holdings Corp	723,689
434,530	*	Rayonier Advanced Materials, Inc	2,229,139
29

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

174,000		Ryerson Holding Corp	$6,404,940
182,085		Schnitzer Steel Industries, Inc (Class A)	8,308,539
118,850		Sensient Technologies Corp	10,054,710
36,180		Stepan Co	3,694,340
466,540	*	Summit Materials, Inc	12,969,812
155,950		Trinseo plc	7,399,827
452,940		Tronox Holdings plc	7,790,568
142,320		United States Steel Corp	4,339,337
		TOTAL MATERIALS	125,430,014

MEDIA & ENTERTAINMENT - 2.6%
97,040	*,e	AMC Entertainment Holdings, Inc	1,484,712
221,909	*	Cargurus, Inc	7,251,986
394,690	*	Cars.com, Inc	4,388,953
1,687,580	*	Clear Channel	4,151,447
570,140		Entravision Communications Corp (Class A)	2,947,624
348,400	*	iHeartMedia, Inc	5,570,916
332,580	*	Integral Ad Science Holding Corp	3,927,770
177,780	*	Liberty Braves Group (Class C)	4,464,056
400,130	*	Lions Gate Entertainment Corp (Class A)	5,397,754
1,050,330	*	LiveOne, Inc	714,224
445,980	*	Magnite, Inc	4,303,707
586,720		TEGNA, Inc	12,937,176
306,710	*	WideOpenWest, Inc	6,149,535
120,530	*	Yelp, Inc	3,920,841
		TOTAL MEDIA & ENTERTAINMENT	67,610,701

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
351,880	*	Acadia Pharmaceuticals, Inc	6,488,667
833,056	*	Affimed NV	3,132,291
1,585,261	*	Agenus, Inc	2,932,733
367,760	*	Alkermes plc	10,609,876
192,540	*	Amphastar Pharmaceuticals, Inc	6,829,394
118,135	*	AnaptysBio, Inc	2,764,359
796,930	*	Antares Pharma, Inc	4,434,915
45,346	*	Arcus Biosciences, Inc	1,097,827
75,742	*	Arrowhead Pharmaceuticals Inc	3,113,754
421,644	*	Atara Biotherapeutics, Inc	2,681,656
1,040,668	*,e	Atossa Therapeutics, Inc	1,051,075
53,110	*	Avid Bioservices, Inc	714,861
202,904	*	Berkeley Lights, Inc	1,009,447
748,500	*	BioCryst Pharmaceuticals, Inc	6,953,565
250,010	*	C4 Therapeutics, Inc	2,142,586
144,192	*	CareDx, Inc	4,389,204
59,557	*,e	Cassava Sciences, Inc	1,242,955
687,320	*	Catalyst Pharmaceuticals, Inc	5,237,378
215,860	*	Chinook Therapeutics, Inc	3,265,962
327,320	*,e	ChromaDex Corp	618,635
283,110	*	Codexis, Inc	3,405,813
360,030	*	Coherus Biosciences, Inc	3,254,671
165,580	*	Crinetics Pharmaceuticals, Inc	3,364,586
536,730	*,e	Dynavax Technologies Corp	4,739,326
275,470	*,e	Editas Medicine, Inc	3,647,223
40,620	*	Enanta Pharmaceuticals, Inc	2,615,928
461,840	*	Evolus, Inc	5,167,990
30

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

512,956	*,e	Fluidigm Corp	$1,359,333
235,020	*,e	Fulcrum Therapeutics, Inc	2,260,892
585,550	*,e	Gritstone Oncology, Inc	1,516,575
137,583	*	Harmony Biosciences Holdings, Inc	6,196,738
608,080	*	Immunogen, Inc	2,937,026
166,890	*	Innoviva, Inc	2,847,143
172,800	*,e	Intercept Pharmaceuticals, Inc	2,714,688
225,294	*	Intra-Cellular Therapies, Inc	11,402,129
673,752	*	Ironwood Pharmaceuticals, Inc	8,085,024
123,580	*	iTeos Therapeutics, Inc	3,298,350
274,799	*	IVERIC bio, Inc	3,805,966
680,720	*,e	Karyopharm Therapeutics, Inc	4,152,392
231,380	*	Kezar Life Sciences, Inc	2,748,794
290,920	*	Kura Oncology, Inc	4,174,702
1,091,510	*,e	MannKind Corp	3,416,426
12,740	*	Medpace Holdings, Inc	1,701,682
419,492	*,e	MiMedx Group, Inc	1,656,993
1,193,950	*	Mustang Bio, Inc	889,135
225,990	*	NeoGenomics, Inc	2,135,606
624,543	*,e	Oncocyte Corp	724,470
530,160	*	Organogenesis Holdings Inc	3,414,230
102,514		Phibro Animal Health Corp	1,844,227
303,700	*	Precision BioSciences Inc	604,363
103,060	*	Prestige Consumer Healthcare, Inc.	5,633,260
148,320	*	Protagonist Therapeutics, Inc	1,348,229
172,720	*	Prothena Corp plc	5,036,515
77,788	*	Quanterix Corp	1,726,116
97,100	*	RAPT Therapeutics, Inc	1,469,123
110,600	*	REGENXBIO, Inc	3,070,256
219,730	*	Revance Therapeutics, Inc	3,599,177
886,890	*	Rigel Pharmaceuticals, Inc	2,093,060
641,896	*	Sangamo Therapeutics Inc	2,663,868
1,327,510	*	Selecta Biosciences, Inc	1,017,271
167,526	*	Travere Therapeutics, Inc	4,209,928
103,415	*	Turning Point Therapeutics Inc	3,044,538
297,810	*	Vanda Pharmaceuticals, Inc	2,954,275
223,810	*	Vir Biotechnology, Inc	4,554,534
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	213,213,711

REAL ESTATE - 7.6%
134,070		Alexander & Baldwin, Inc	2,842,284
294,690		Apple Hospitality REIT, Inc	5,213,066
118,510		Armada Hoffler Properties, Inc	1,605,810
509,570	*	Cushman & Wakefield plc	9,121,303
87,620		EastGroup Properties, Inc	16,428,750
376,370		Essential Properties Realty Trust, Inc	9,032,880
388,070		Healthcare Realty Trust, Inc	10,508,936
170,810		Independence Realty Trust, Inc	4,656,281
351,395		Kennedy-Wilson Holdings, Inc	7,923,957
682,280		Macerich Co	8,562,614
133,530		Marcus & Millichap, Inc	5,980,809
342,730		National Storage Affiliates Trust	19,398,518
483,648		Newmark Group, Inc	5,876,323
87,660		Office Properties Income Trust	1,895,209
492,550		Paramount Group, Inc	4,684,151
31

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

231,290		Phillips Edison & Co, Inc	$7,831,479
197,490		PotlatchDeltic Corp	10,938,971
103,018		PS Business Parks, Inc	19,284,970
499,840	*	Realogy Holdings Corp	5,478,246
655,400		Service Properties Trust	5,321,848
403,950		STAG Industrial, Inc	15,075,414
491,760		Tanger Factory Outlet Centers, Inc	7,932,089
610,070		Uniti Group, Inc	7,558,767
401,570		Whitestone REIT	4,879,076
		TOTAL REAL ESTATE	198,031,751

RETAILING - 2.2%
125,620		Aaron’s Co, Inc	2,578,978
265,130		Academy Sports & Outdoors, Inc	9,905,257
28,220	*	Boot Barn Holdings, Inc	2,541,493
474,030		Designer Brands, Inc	6,551,095
12,980	e	Dillard’s, Inc (Class A)	3,943,454
239,740	*,e	GrowGeneration Corp	1,416,863
149,530	e	Guess?, Inc	3,359,939
78,790		Hibbett Sports, Inc	3,402,152
668,310		Macy’s, Inc	16,153,053
119,930		Monro Muffler, Inc	5,484,399
24,790		Signet Jewelers Ltd	1,740,258
		TOTAL RETAILING	57,076,941

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
73,280	*	Alpha & Omega Semiconductor Ltd	3,143,712
103,920		Amkor Technology, Inc	1,954,735
76,250	*	Diodes, Inc	5,568,538
77,730	*	Ichor Holdings Ltd	2,262,720
294,997	*	Lattice Semiconductor Corp	14,171,656
132,160	*	MACOM Technology Solutions Holdings, Inc	6,733,552
213,290	*	MaxLinear, Inc	10,210,192
427,510	*	Photronics, Inc	6,408,375
75,365	*	Rambus, Inc	1,877,342
183,090	*	Semtech Corp	10,912,164
24,040	*	Silicon Laboratories, Inc	3,243,237
176,270	*	Ultra Clean Holdings	5,494,336
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	71,980,559

SOFTWARE & SERVICES - 7.0%
181,210	*	ACI Worldwide, Inc	5,005,020
154,990	*,e	Asana, Inc	4,153,732
459,040	*	Box, Inc	14,055,805
204,270	*	Brightcove, Inc	1,440,103
156,150	*	ChannelAdvisor Corp	2,265,736
1,079,180	*	Conduent, Inc	6,075,783
262,370	*	Digital Turbine, Inc	8,304,010
135,090	*	DigitalOcean Holdings, Inc	5,326,599
92,260	*	ExlService Holdings, Inc	12,561,199
249,480	*	Flywire Corp	7,611,635
406,920	*	Grid Dynamics Holdings, Inc	5,664,326
48,060	*	Mimecast Ltd	3,829,421
173,480	*	Mitek Systems, Inc	1,937,772
141,300	*	Pagerduty, Inc	4,036,941
32

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

343,266	*	Paya Holdings, Inc	$1,747,224
184,750	*	Ping Identity Holding Corp	4,827,518
196,655		Progress Software Corp	9,435,507
28,690	*	Qualys, Inc	3,909,873
18,854	*	Rapid7, Inc	1,800,934
437,740	*	Repay Holdings Corp	5,856,961
90,690	*	Sapiens International Corp NV	2,107,636
148,680	*	Sprout Social, Inc	9,111,110
87,650	*	SPS Commerce, Inc	10,485,570
438,680	*	Sumo Logic, Inc	4,114,818
256,769	*	Tenable Holdings, Inc	14,181,352
66,970	*	Varonis Systems, Inc	2,893,104
724,856	*	Vonage Holdings Corp	14,468,126
76,500	*	Workiva, Inc	7,383,015
605,110	*	Zuora Inc	7,364,189
		TOTAL SOFTWARE & SERVICES	181,955,019

TECHNOLOGY HARDWARE & EQUIPMENT - 3.3%
168,430		Belden CDT, Inc	8,696,041
28,740	*	Calix, Inc	1,147,014
481,700	*	Diebold, Inc	1,974,970
99,388	*	ePlus, Inc	5,613,434
782,050	*	Extreme Networks, Inc	7,507,680
196,550	*,e	II-VI, Inc	12,030,826
290,570	*	Knowles Corp	5,381,357
101,250	*	Netgear, Inc	2,197,125
98,773	*	OSI Systems, Inc	7,812,944
232,676	*	Ribbon Communications, Inc	802,732
379,721	*	Sanmina Corp	15,526,792
60,570	*	Super Micro Computer, Inc	2,549,997
225,860	*,e	Turtle Beach Corp	3,758,310
485,570		Vishay Intertechnology, Inc	9,046,169
55,259	*	Vishay Precision Group, Inc	1,724,633
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	85,770,024

TELECOMMUNICATION SERVICES - 0.8%
263,780	*	EchoStar Corp (Class A)	6,159,263
2,511,060	*,e	Globalstar, Inc	2,912,830
330,810	*,e	Gogo, Inc	6,090,212
248,896	*	Liberty Latin America Ltd (Class A)	2,299,799
425,515	*	Liberty Latin America Ltd (Class C)	3,931,758
		TOTAL TELECOMMUNICATION SERVICES	21,393,862

TRANSPORTATION - 2.7%
130,722		ArcBest Corp	9,432,900
28,520	*	Avis Budget Group, Inc	7,633,948
103,876		Forward Air Corp	10,072,856
205,310		Genco Shipping & Trading Ltd	4,522,979
157,839	*	Hub Group, Inc (Class A)	10,600,467
568,670		Safe Bulkers, Inc	2,337,234
61,120	*	Saia, Inc	12,588,275
353,412	*	Spirit Airlines, Inc	8,344,057
101,220		Werner Enterprises, Inc	4,011,349
		TOTAL TRANSPORTATION	69,544,065
33

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

UTILITIES - 3.7%
169,348		Black Hills Corp	$12,403,048
164,950	e	Brookfield Infrastructure Corp	11,698,254
137,684		Clearway Energy, Inc (Class A)	3,912,979
229,410		Clearway Energy, Inc (Class C)	7,003,888
153,090		Northwest Natural Holding Co	7,322,295
172,426		NorthWestern Corp	9,774,830
117,270		Otter Tail Corp	6,796,969
245,431		Portland General Electric Co	11,616,249
388,157		South Jersey Industries, Inc	13,271,088
118,857		Southwest Gas Holdings Inc	10,472,490
121,990	*	Sunnova Energy International, Inc	2,106,767
		TOTAL UTILITIES	96,378,857

		TOTAL COMMON STOCKS	2,561,447,391
		(Cost $2,324,352,857)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 3.8%

GOVERNMENT AGENCY DEBT - 1.0%
$5,000,000		Federal Agricultural Mortgage Corp (FAMC)	0.000%	05/03/22	4,999,933
10,000,000		Federal Farm Credit Bank (FFCB)	0.000	05/04/22	9,999,734
10,278,000		Federal Home Loan Bank (FHLB)	0.000	05/04/22	10,277,727
		TOTAL GOVERNMENT AGENCY DEBT			25,277,394

REPURCHASE AGREEMENT - 0.7%
19,740,000	r	Fixed Income Clearing Corp (FICC)	0.230	05/02/22	19,740,000
		TOTAL REPURCHASE AGREEMENT			19,740,000

TREASURY DEBT - 0.4%
10,000,000		United States Treasury Bill	0.000	05/12/22	9,999,660
		TOTAL TREASURY DEBT			9,999,660

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.7%
43,360,329	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		43,360,329
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			43,360,329

		TOTAL SHORT-TERM INVESTMENTS			98,377,383
		(Cost $98,377,217)
		TOTAL INVESTMENTS - 101.7%			2,659,824,774
		(Cost $2,422,730,074)
		OTHER ASSETS & LIABILITIES, NET - (1.7)%			(43,575,930)
		NET ASSETS - 100.0%			$2,616,248,844
34

TIAA-CREF FUNDS – Quant Small-Cap Equity Fund

REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $66,213,320.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $19,740,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 8/15/45, valued at $20,134,815.

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	530	06/17/22	$53,515,366	$49,324,450	$(4,190,916)
35

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

TIAA-CREF FUNDS
QUANT SMALL/MID-CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited)
April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.3%
70,165	*	Stoneridge, Inc	$1,382,952
18,950		Thor Industries, Inc	1,450,623
		TOTAL AUTOMOBILES & COMPONENTS	2,833,575

BANKS - 6.8%
30,590	*	Axos Financial, Inc	1,158,749
63,689		Bank of NT Butterfield & Son Ltd	2,039,959
91,045		BankUnited	3,417,829
38,063		Berkshire Hills Bancorp, Inc	941,679
15,210		BOK Financial Corp	1,261,365
120,424		Cadence BanCorp	3,015,417
143,160		Capitol Federal Financial	1,378,631
58,501		Cathay General Bancorp	2,345,305
76,685		Central Pacific Financial Corp	1,854,243
43,360		Comerica, Inc	3,551,184
48,230		Community Bank System, Inc	3,106,012
48,483		ConnectOne Bancorp, Inc	1,350,736
18,300		Enterprise Financial Services Corp	808,311
74,088		Essent Group Ltd	3,002,787
244,312		First Bancorp	3,325,086
2,195		First Citizens Bancshares, Inc (Class A)	1,403,439
78,002		First Interstate Bancsystem, Inc	2,536,625
58,000		Hancock Whitney Corp	2,712,660
63,609		Hilltop Holdings, Inc	1,621,394
65,450		International Bancshares Corp	2,604,256
78,708		National Bank Holdings Corp	2,873,629
37,129	*	NMI Holdings, Inc	682,431
93,180		OFG Bancorp	2,476,724
147,543		Old National Bancorp	2,236,752
22,200		Pacific Premier Bancorp, Inc	696,192
88,359		PacWest Bancorp	2,906,128
11,286		Popular, Inc	880,195
49,832		Prosperity Bancshares, Inc	3,258,016
115,800		Radian Group, Inc	2,476,962
59,424		Washington Federal, Inc	1,808,272
31,580		Westamerica Bancorporation	1,860,694
48,085		WSFS Financial Corp	1,926,766
		TOTAL BANKS	67,518,428

CAPITAL GOODS - 12.4%
4,152		Advanced Drainage Systems, Inc	425,414
67,026		Aecom Technology Corp	4,729,355
5,900		AGCO Corp	751,660
130,100	*,g	API Group Corp	2,414,656
18,160		Applied Industrial Technologies, Inc	1,901,170
36

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

83,588	*	Atkore International Group, Inc	$8,032,807
13,410	*	Axon Enterprise, Inc	1,504,602
80,900	*	AZEK Co, Inc	1,718,316
23,299		AZZ, Inc	1,063,366
92,300	*	Bloom Energy Corp	1,713,088
65,027		Boise Cascade Co	4,914,741
104,766	*	Builders FirstSource, Inc	6,450,443
29,872		Comfort Systems USA, Inc	2,521,794
58,300		Donaldson Co, Inc	2,859,032
34,001		EMCOR Group, Inc	3,620,426
7,260		Encore Wire Corp	819,001
12,385		EnPro Industries, Inc	1,154,406
41,916	*	Evoqua Water Technologies Corp	1,747,478
56,105		Federal Signal Corp	1,909,253
49,700		Flowserve Corp	1,625,687
59,800		Fortune Brands Home & Security, Inc	4,260,750
110,670	*	Gates Industrial Corp plc	1,411,043
20,587	*	Gibraltar Industries, Inc	779,012
91,330		Howmet Aerospace, Inc	3,116,180
39,665		ITT, Inc	2,785,276
109,376		MDU Resources Group, Inc	2,817,526
39,400	*	Meritor, Inc	1,414,854
221,783	*	MRC Global, Inc	2,659,178
22,700		Mueller Industries, Inc	1,229,205
23,750	*	MYR Group, Inc	1,878,388
16,400		Nordson Corp	3,537,316
198,880	*	NOW, Inc	2,167,792
73,400		nVent Electric plc	2,479,452
76,600		Pentair plc	3,887,450
10,869		Quanta Services, Inc	1,260,587
11,009		Regal-Beloit Corp	1,400,785
3,626		Simpson Manufacturing Co, Inc	375,907
21,130	*	SiteOne Landscape Supply, Inc	2,979,964
44,450	*	SPX Corp	1,862,455
50,300		Textron, Inc	3,483,275
49,450	*	Titan Machinery, Inc	1,166,031
27,040		Toro Co	2,166,715
48,000	*	Trex Co, Inc	2,793,120
85,501		UFP Industries, Inc	6,615,212
128,160	*	Univar Solutions Inc	3,732,019
35,912	*	Vectrus, Inc	1,296,423
118,970		Vertiv Holdings Co	1,490,694
4,290		Watsco, Inc	1,144,486
57,450	*	Welbilt, Inc	1,356,969
101,934		Zurn Water Solutions Corp	3,182,379
		TOTAL CAPITAL GOODS	122,607,138

COMMERCIAL & PROFESSIONAL SERVICES - 2.2%
54,509		Booz Allen Hamilton Holding Co	4,449,570
32,000		Insperity, Inc	3,393,600
58,900		KBR, Inc	2,899,647
68,980		Kforce, Inc	4,832,049
37,300		Korn/Ferry International	2,291,712
10,640		Manpower, Inc	959,728
36,080	*	TriNet Group, Inc	3,200,296
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	22,026,602

37

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 3.0%
25,500		Acushnet Holdings Corp	$1,038,870
8,510	*	Cavco Industries, Inc	2,010,487
38,807	*	Crocs, Inc	2,577,949
38,200	*	G-III Apparel Group Ltd	1,011,536
175,501		Newell Brands Inc	4,062,848
58,300	*,e	PLBY Group, Inc	515,372
58,275		Pulte Homes, Inc	2,433,564
54,588	*	Skyline Champion Corp	2,786,172
107,160		Smith & Wesson Brands, Inc	1,471,307
82,683		Steven Madden Ltd	3,394,964
70,200		Tapestry, Inc	2,310,984
129,870	*	Under Armour, Inc (Class A)	1,994,803
161,000	*	Under Armour, Inc (Class C)	2,284,590
64,100		Wolverine World Wide, Inc	1,270,462
		TOTAL CONSUMER DURABLES & APPAREL	29,163,908

CONSUMER SERVICES - 2.9%
68,650		Boyd Gaming Corp	4,158,817
20,800	*	Cheesecake Factory	767,728
111,800	*	Denny’s Corp	1,433,276
66,362	*	frontdoor, Inc	2,051,249
61,350		H&R Block, Inc	1,599,395
137,820		International Game Technology plc	3,008,611
26,660	*	Penn National Gaming, Inc	974,956
86,472		Red Rock Resorts, Inc	3,801,309
74,900	*	Stride, Inc	2,943,570
47,630		Texas Roadhouse, Inc (Class A)	3,921,378
4,000		Vail Resorts, Inc	1,016,640
129,130		Wendy’s	2,551,609
		TOTAL CONSUMER SERVICES	28,228,538

DIVERSIFIED FINANCIALS - 5.3%
30,200		A-Mark Precious Metals, Inc	2,379,760
52,313		Brightsphere Investment Group, Inc	1,048,352
56,152	*	Cannae Holdings, Inc	1,257,805
90,220		Carlyle Group, Inc	3,274,084
41,310		CBOE Global Markets, Inc	4,667,204
23,498		Cohen & Steers, Inc	1,825,560
8,200		Evercore Inc	867,150
13,240		Factset Research Systems, Inc	5,342,207
40,000	e	iShares Russell 2000 Index Fund	7,398,000
111,600		Janus Henderson Group plc	3,401,568
44,980		KKR Real Estate Finance Trust, Inc	854,620
167,080	*	LendingClub Corp	2,547,970
32,513		LPL Financial Holdings, Inc	6,108,217
5,816		Morningstar, Inc	1,472,786
49,833		OneMain Holdings, Inc	2,288,830
21,360	*	PROG Holdings, Inc	565,399
51,260		StepStone Group, Inc	1,313,281
30,600	*,e	Upstart Holdings, Inc	2,295,612
16,000		Vanguard Small-Cap ETF	3,120,800
28,000		Virtu Financial, Inc	808,640
		TOTAL DIVERSIFIED FINANCIALS	52,837,845
38

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

ENERGY - 7.2%
255,700	*	Alto Ingredients, Inc	$1,475,389
189,750		APA Corp	7,766,467
67,788		Cabot Oil & Gas Corp	1,951,616
226,600	*	Centennial Resource Development, Inc	1,753,884
94,690		Devon Energy Corp	5,508,117
42,400		Diamondback Energy, Inc	5,352,152
173,050	*	Golar LNG Ltd	3,862,476
397,040		Marathon Oil Corp	9,894,237
14,800	*	Nabors Industries Ltd	2,288,376
355,209	*	NexTier Oilfield Solutions, Inc	3,917,955
143,420	*	Oceaneering International, Inc	1,624,949
240,540		Patterson-UTI Energy, Inc	3,954,478
172,300	*	PBF Energy, Inc	5,007,038
210,670		SM Energy Co	7,485,105
48,600	*	Talos Energy, Inc	883,062
107,470		Targa Resources Investments, Inc	7,889,373
141,600	*	Tellurian, Inc	705,168
		TOTAL ENERGY	71,319,842

FOOD & STAPLES RETAILING - 1.9%
54,100		Albertsons Cos, Inc	1,692,248
45,470	*	BJ’s Wholesale Club Holdings, Inc	2,925,994
84,780	*	Performance Food Group Co	4,175,415
101,760	*,e	Rite Aid Corp	648,211
50,170		SpartanNash Co	1,719,828
82,244	*	United Natural Foods, Inc	3,530,735
120,500	*	US Foods Holding Corp	4,533,210
		TOTAL FOOD & STAPLES RETAILING	19,225,641

FOOD, BEVERAGE & TOBACCO - 2.4%
58,073		Bunge Ltd	6,569,218
35,300		Cal-Maine Foods, Inc	1,896,669
175,673	*	Hostess Brands, Inc	3,986,020
60,680		Lamb Weston Holdings, Inc	4,010,948
74,530	*	Pilgrim’s Pride Corp	2,112,926
16,290		Sanderson Farms, Inc	3,084,837
180,600		Vector Group Ltd	2,297,232
		TOTAL FOOD, BEVERAGE & TOBACCO	23,957,850

HEALTH CARE EQUIPMENT & SERVICES - 4.9%
135,200	*	Allscripts Healthcare Solutions, Inc	2,793,232
38,440	*	Alphatec Holdings Inc	417,074
24,000	*	Avanos Medical, Inc	699,840
65,500	*	Cardiovascular Systems, Inc	1,224,850
221,860	*	Community Health Systems, Inc	1,701,666
113,430	*	Cross Country Healthcare, Inc	2,125,678
10,200		Encompass Health Corp	702,066
40,350	*	Envista Holdings Corp	1,598,667
126,040	*	Evolent Health, Inc	3,468,621
27,720	*	Globus Medical, Inc	1,835,618
11,200	*	Henry Schein, Inc	908,320
39

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

12,700	*	Integer Holding Corp	$954,659
5,700	*	Masimo Corp	643,929
48,300	*	Merit Medical Systems, Inc	2,995,083
14,250	*	Molina Healthcare, Inc	4,466,662
29,510	*	Natus Medical, Inc	981,798
114,980	*	Option Care Health, Inc	3,435,602
150,730	*	Ortho Clinical Diagnostics Holdings plc	2,654,355
36,798	*	Orthofix Medical Inc	1,140,738
76,130		Owens & Minor, Inc	2,701,854
101,897		Patterson Cos, Inc	3,135,371
42,100		Premier, Inc	1,524,441
107,480	*	R1 RCM, Inc	2,420,450
11,440	*	Shockwave Medical Inc	1,728,927
25,870	*	Tenet Healthcare Corp	1,875,834
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	48,135,335

HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
80,220	*	BellRing Brands, Inc	1,719,114
98,414	*	elf Beauty, Inc	2,394,413
18,734		Medifast, Inc	3,341,396
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	7,454,923

INSURANCE - 2.3%
27,281		American Financial Group, Inc	3,777,873
64,440		Axis Capital Holdings Ltd	3,694,345
51,730		Brown & Brown, Inc	3,206,225
62,400		Conseco, Inc	1,506,336
120,600		Old Republic International Corp	2,654,406
17,900	*	Palomar Holdings, Inc	974,655
7,907		Selective Insurance Group, Inc	651,221
68,130		W.R. Berkley Corp	4,529,964
1,539		White Mountains Insurance Group Ltd	1,612,903
		TOTAL INSURANCE	22,607,928

MATERIALS - 6.5%
78,000	*	Allegheny Technologies, Inc	2,120,040
28,592		Avery Dennison Corp	5,163,715
45,820	*	Axalta Coating Systems Ltd	1,162,453
50,926		CF Industries Holdings, Inc	4,931,165
102,100		Chemours Co	3,376,447
96,900		Commercial Metals Co	3,972,900
163,600	*	Constellium SE	2,730,484
156,695		Element Solutions, Inc	3,231,051
430,000		Hecla Mining Co	2,240,300
69,740		Huntsman Corp	2,362,094
15,200	*	Ingevity Corp	910,480
13,689		Innospec, Inc	1,304,699
43,480		Louisiana-Pacific Corp	2,805,330
18,147		Materion Corp	1,545,217
21,440		Packaging Corp of America	3,455,485
31,334		Reliance Steel & Aluminum Co	6,211,965
75,500		Sealed Air Corp	4,847,855
59,457		Silgan Holdings, Inc	2,638,107
108,884	*	Summit Materials, Inc	3,026,975
148,900		Tronox Holdings plc	2,561,080
40

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

123,510		Valvoline, Inc	$3,733,707
		TOTAL MATERIALS	64,331,549

MEDIA & ENTERTAINMENT - 1.8%
723,300	*	Clear Channel	1,779,318
97,064	*	EverQuote Inc	1,347,248
90,370	*,e	fuboTV, Inc	342,502
127,290	*	iHeartMedia, Inc	2,035,367
42,464	*	Liberty Media Group (Class C)	2,646,781
191,900	*	Lions Gate Entertainment Corp (Class A)	2,588,731
15,000	*	Madison Square Garden Co	2,431,650
57,965	*	Magnite, Inc	559,362
111,090		News Corp (Class A)	2,206,248
65,290	*	Yelp, Inc	2,123,884
		TOTAL MEDIA & ENTERTAINMENT	18,061,091

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.5%
65,000	*	Acadia Pharmaceuticals, Inc	1,198,600
33,678	*	Agios Pharmaceuticals, Inc	739,906
69,562	*	Alkermes plc	2,006,864
33,200	*	Amphastar Pharmaceuticals, Inc	1,177,604
69,740	*	AnaptysBio, Inc	1,631,916
63,170	*	Arcutis Biotherapeutics, Inc	1,275,402
7,700	*	Arvinas, Inc	423,269
170,100	*	Avantor, Inc	5,422,788
3,900		Bio-Techne Corp	1,480,791
74,660	*	Cara Therapeutics, Inc	651,035
19,602	*	Charles River Laboratories International, Inc	4,734,079
87,400	*	Codexis, Inc	1,051,422
13,700	*	Enanta Pharmaceuticals, Inc	882,280
102,440	*,e	Evolus, Inc	1,146,303
43,640	*	Exelixis, Inc	974,918
43,800	*	Global Blood Therapeutics, Inc	1,344,660
24,500	*	Harmony Biosciences Holdings, Inc	1,103,480
73,130	*	Heron Therapeutics, Inc	330,548
165,100	*	Immunogen, Inc	797,433
101,740	*	Innoviva, Inc	1,735,684
213,750	*	Ironwood Pharmaceuticals, Inc	2,565,000
298,400	*	Karyopharm Therapeutics, Inc	1,820,240
17,970		PerkinElmer, Inc	2,634,582
60,300		Perrigo Co plc	2,068,290
37,138		Phibro Animal Health Corp	668,113
17,200	*	Prestige Consumer Healthcare, Inc.	940,152
48,110	*	Prothena Corp plc	1,402,887
34,500	*	PTC Therapeutics, Inc	1,218,885
93,200	*	QIAGEN NV	4,228,484
165,969	*	Radius Health, Inc	1,135,228
42,350	*	Sage Therapeutics, Inc	1,334,872
41,356	*	Sarepta Therapeutics, Inc	2,990,866
79,720	*	Supernus Pharmaceuticals, Inc	2,224,188
52,990	*	Syneos Health, Inc	3,873,039
18,265	*	United Therapeutics Corp	3,243,133
69,900	*	Vir Biotechnology, Inc	1,422,465
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	63,879,406

41

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 9.3%
131,360		Acadia Realty Trust	$2,748,051
64,261		Alexander & Baldwin, Inc	1,362,333
61,870		American Campus Communities, Inc	4,001,133
130,750		American Homes 4 Rent	5,179,007
89,010		Apartment Income REIT Corp	4,376,622
14,900		Camden Property Trust	2,337,661
95,040		CubeSmart	4,515,350
451,730		Diversified Healthcare Trust	1,016,392
107,300		Douglas Elliman, Inc	650,238
46,600		Douglas Emmett, Inc	1,372,836
4,800		EastGroup Properties, Inc	900,000
61,370		EPR Properties	3,223,152
70,906		Equity Lifestyle Properties, Inc	5,479,616
66,679		First Industrial Realty Trust, Inc	3,867,382
93,015		Gaming and Leisure Properties, Inc	4,128,006
33,100		Healthcare Trust of America, Inc	1,008,226
107,000		Independence Realty Trust, Inc	2,916,820
107,230		JBG SMITH Properties	2,826,583
3,640	*	Jones Lang LaSalle, Inc	796,177
93,126		Kennedy-Wilson Holdings, Inc	2,099,991
29,659		Life Storage, Inc	3,929,521
73,960	*	Mack-Cali Realty Corp	1,184,100
37,310		Marcus & Millichap, Inc	1,671,115
38,640		National Storage Affiliates Trust	2,187,024
36,223		NexPoint Residential Trust, Inc	3,229,643
116,300		Outfront Media, Inc	2,977,280
202,030		Paramount Group, Inc	1,921,305
110,100		Piedmont Office Realty Trust, Inc	1,772,610
8,620		Regency Centers Corp	593,315
64,700		Rexford Industrial Realty, Inc	5,049,188
21,588		RMR Group, Inc	588,921
85,900		Service Properties Trust	697,508
76,900		Spirit Realty Capital, Inc	3,341,305
80,785		STAG Industrial, Inc	3,014,896
65,590		STORE Capital Corp	1,864,724
17,160		Terreno Realty Corp	1,248,390
53,690		VICI Properties, Inc	1,600,499
		TOTAL REAL ESTATE	91,676,920

RETAILING - 3.3%
45,700		Aaron’s Co, Inc	938,221
37,200		Academy Sports & Outdoors, Inc	1,389,792
37,741	*	Autonation, Inc	4,374,559
239,530	*	CarParts.com, Inc	1,434,785
247,900	*	Chico’s FAS, Inc	1,313,870
188,400		Designer Brands, Inc	2,603,688
14,170	*	Five Below, Inc	2,226,107
23,790		Foot Locker, Inc	697,285
4,300	*,e	GameStop Corp (Class A)	537,801
48,160		Kohl’s Corp	2,787,501
67,440	*	ODP Corp	2,901,943
135,100	*	Petco Health & Wellness Co, Inc	2,602,026
2,690		Pool Corp	1,090,042
6,470	*	RH	2,174,696
42

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

33,910		Williams-Sonoma, Inc	$4,424,577
42,712	*	Zumiez, Inc	1,564,541
		TOTAL RETAILING	33,061,434

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
45,880	*	Alpha & Omega Semiconductor Ltd	1,968,252
31,020	*	Ambarella, Inc	2,546,122
69,144		Amkor Technology, Inc	1,300,599
49,763		Brooks Automation, Inc	3,730,235
10,805	*	Enphase Energy, Inc	1,743,927
51,057	*	Formfactor, Inc	1,945,782
37,570	*	Ichor Holdings Ltd	1,093,663
34,185	*	Impinj, Inc	1,683,953
75,486	*	Lattice Semiconductor Corp	3,626,347
6,500		Monolithic Power Systems, Inc	2,549,560
86,500	*	ON Semiconductor Corp	4,507,515
173,000	*	Photronics, Inc	2,593,270
54,790	*	Semtech Corp	3,265,484
55,290	*	Ultra Clean Holdings	1,723,389
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	34,278,098

SOFTWARE & SERVICES - 9.5%
74,900	*	ACI Worldwide, Inc	2,068,738
50,473		Amdocs Ltd	4,022,193
59,020	*	Anaplan, Inc	3,835,710
44,670	*	Asana, Inc	1,197,156
6,197	*	Avalara, Inc	471,406
60,308	*	Black Knight, Inc	3,967,663
22,831		Concentrix Corp	3,595,426
61,360	*	Domo, Inc	2,541,531
139,700	*	Dropbox, Inc	3,038,475
42,700	*	Duck Creek Technologies, Inc	680,211
80,783	*	Dynatrace, Inc	3,098,836
45,985	*	Elastic NV	3,501,298
31,291		EVERTEC, Inc	1,232,865
9,000	*	ExlService Holdings, Inc	1,225,350
8,571	*	Five9, Inc	943,667
84,560		Genpact Ltd	3,405,231
9,570	*	Globant S.A.	2,067,024
185,900	*	Grid Dynamics Holdings, Inc	2,587,728
34,000	*	Manhattan Associates, Inc	4,438,700
19,290	*	Mimecast Ltd	1,537,027
12,800	*	MongoDB, Inc	4,543,104
144,015	*	Nutanix, Inc	3,604,696
123,050	*	Paya Holdings, Inc	626,325
18,739	*	Paylocity Holding Corp	3,553,477
19,761		Pegasystems, Inc	1,513,495
24,041		Progress Software Corp	1,153,487
76,310	*	Smartsheet, Inc	3,688,062
38,193	*	SPS Commerce, Inc	4,569,029
39,116	*	SVMK, Inc	618,815
68,180	*	Tenable Holdings, Inc	3,765,581
101,000	*	Varonis Systems, Inc	4,363,200
71,900	*	Vonage Holdings Corp	1,435,124
128,510		Western Union Co	2,153,828
43

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

51,272	*	Zendesk, Inc	$6,257,235
171,500	*	Zuora Inc	2,087,155
		TOTAL SOFTWARE & SERVICES	93,388,848

TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
152,350	*	Arlo Technologies, Inc	1,179,189
35,195	*	Arrow Electronics, Inc	4,148,083
94,405		Avnet, Inc	4,121,722
49,700	*	Ciena Corp	2,741,949
7,250		Cognex Corp	490,318
73,190	*	Extreme Networks, Inc	702,624
21,330	*	Insight Enterprises, Inc	2,119,562
74,016		Jabil Inc	4,272,944
91,771		National Instruments Corp	3,316,604
154,120	*	Pure Storage, Inc	4,515,716
54,932	*	Sanmina Corp	2,246,169
11,900	*	Super Micro Computer, Inc	500,990
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	30,355,870

TELECOMMUNICATION SERVICES - 0.6%
33,870	*	Anterix, Inc	1,755,821
887,290	*,e	Globalstar, Inc	1,029,257
57,000	*	Gogo, Inc	1,049,370
158,613	*	Liberty Latin America Ltd (Class A)	1,465,584
37,164	*	Liberty Latin America Ltd (Class C)	343,395
		TOTAL TELECOMMUNICATION SERVICES	5,643,427

TRANSPORTATION - 1.8%
46,802	*	Alaska Air Group, Inc	2,545,561
94,830		Costamare, Inc	1,271,670
15,626		Forward Air Corp	1,515,253
20,830	*	GXO Logistics, Inc	1,232,928
27,345	*	Hub Group, Inc (Class A)	1,836,490
62,790		Marten Transport Ltd	1,091,290
20,740		Ryder System, Inc	1,449,726
8,500	*	Saia, Inc	1,750,660
81,550		Schneider National, Inc	1,927,027
66,580	*	XPO Logistics, Inc	3,581,338
		TOTAL TRANSPORTATION	18,201,943

UTILITIES - 1.3%
46,904		Clearway Energy, Inc (Class A)	1,333,012
15,030		Essential Utilities Inc	672,743
35,400		Northwest Natural Holding Co	1,693,182
127,310		OGE Energy Corp	4,924,351
21,150		ONE Gas, Inc	1,784,425
98,977		Vistra Energy Corp	2,476,404
		TOTAL UTILITIES	12,884,117

		TOTAL COMMON STOCKS	983,680,256
		(Cost $826,470,154)
44

TIAA-CREF FUNDS – Quant Small/Mid-Cap Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 0.9%

REPURCHASE AGREEMENT - 0.3%
$3,425,000	r	Fixed Income Clearing Corp (FICC)	0.230%	05/02/22	$3,425,000
		TOTAL REPURCHASE AGREEMENT			3,425,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
5,481,188	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		5,481,188
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			5,481,188

		TOTAL SHORT-TERM INVESTMENTS			8,906,188
		(Cost $8,906,188)
		TOTAL INVESTMENTS - 100.5%			992,586,444
		(Cost $835,376,342)
		OTHER ASSETS & LIABILITIES, NET - (0.5)%			(5,378,158)
		NET ASSETS - 100.0%			$987,208,286

ETF Exchange Traded Fund
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $13,294,920.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/2022, the aggregate value of these securities is $2,414,656 or 0.2% of net assets.

r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $3,425,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 8/15/45, valued at $3,493,560.
45

TIAA-CREF FUNDS – Social Choice Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUTOMOBILES & COMPONENTS - 2.4%
51,826	*	American Axle & Manufacturing Holdings, Inc	$343,088
110,497	*	Aptiv plc	11,756,881
12,746		BorgWarner, Inc	469,435
166,307	*	Tesla, Inc	144,813,483
		TOTAL AUTOMOBILES & COMPONENTS	157,382,887

BANKS - 2.9%
1,694		Ameris Bancorp	70,640
47,422		Bank OZK	1,821,953
3,518		Banner Corp	188,917
47,884		Berkshire Hills Bancorp, Inc	1,184,650
6,267		Brookline Bancorp, Inc	90,621
1,259		Cadence BanCorp	31,525
3,985		Camden National Corp	178,329
830,296		Citigroup, Inc	40,028,570
471,252		Citizens Financial Group, Inc	18,567,329
440		Columbia Banking System, Inc	12,355
108,335		Comerica, Inc	8,872,636
370		Commerce Bancshares, Inc	25,297
1,572		Community Trust Bancorp, Inc	62,581
3,270		Cullen/Frost Bankers, Inc	432,588
46,110	*	Customers Bancorp, Inc	1,939,848
6,874		Federal Agricultural Mortgage Corp (FAMC)	704,104
10,587		First Busey Corp	237,890
44,187		First Interstate Bancsystem, Inc	1,436,961
44,108		First Republic Bank	6,581,796
1,130		FNB Corp	13,018
540		Glacier Bancorp, Inc	24,710
1,279		Hancock Whitney Corp	59,819
3,902		Heritage Financial Corp	94,506
19,184		HomeStreet, Inc	778,678
285,811		Huntington Bancshares, Inc	3,758,415
218,676		Keycorp	4,222,633
24,031		Live Oak Bancshares, Inc	1,017,232
15,374	*	Mr Cooper Group, Inc	691,369
26,162		National Bank Holdings Corp	955,175
310		NBT Bancorp, Inc	10,912
7,838		Old National Bancorp	118,824
53,702		Pinnacle Financial Partners, Inc	4,164,590
232,447		PNC Financial Services Group, Inc	38,609,447
682,855		Regions Financial Corp	14,148,756
19,485	*	SVB Financial Group	9,501,665
1,879	*	Texas Capital Bancshares, Inc	96,505
10,055		TFS Financial Corp	150,724
17,614	*	The Bancorp, Inc	399,662
46

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

3,796		Trico Bancshares	$142,540
31,975	*	Tristate Capital Holdings, Inc	965,965
513,618		Truist Financial Corp	24,833,430
350		Trustmark Corp	9,758
2,167		UMB Financial Corp	195,420
650		Umpqua Holdings Corp	10,751
17,523		Univest Financial Corp	441,580
1,553		Westamerica Bancorporation	91,503
230		Wintrust Financial Corp	20,084
8,082		WSFS Financial Corp	323,846
55,123		Zions Bancorporation	3,115,001
		TOTAL BANKS	191,435,108

CAPITAL GOODS - 5.6%
213,347		3M Co	30,768,904
954		Acuity Brands, Inc	164,546
85,519	*	Axon Enterprise, Inc	9,595,232
419	*	Beacon Roofing Supply, Inc	24,985
5,486	*	Bloom Energy Corp	101,820
17,565		Carlisle Cos, Inc	4,555,658
244,666		Carrier Global Corp	9,363,368
233,113		Caterpillar, Inc	49,079,611
35,835		Cummins, Inc	6,779,624
69,250		Curtiss-Wright Corp	9,896,517
121,467		Deere & Co	45,859,866
180,177		Eaton Corp	26,129,269
1,365		EMCOR Group, Inc	145,345
48,540		Emerson Electric Co	4,377,337
119,034		Fastenal Co	6,583,771
99,730		Fortive Corp	5,734,475
300		GATX Corp	31,017
245		Granite Construction, Inc	7,264
11,668		Herc Holdings, Inc	1,491,404
143,741		Hexcel Corp	7,813,761
1,801		IDEX Corp	341,866
191,795		Illinois Tool Works, Inc	37,804,712
317,614		Johnson Controls International plc	19,015,550
171,085		Masco Corp	9,014,469
98,990	*	Mercury Systems, Inc	5,522,652
7,159		Moog, Inc (Class A)	571,789
3,829	*	MYR Group, Inc	302,836
6,412		Owens Corning, Inc	583,043
59,731		PACCAR, Inc	4,960,660
47,521		Parker-Hannifin Corp	12,869,637
37,955		Rockwell Automation, Inc	9,590,090
36,980		Roper Technologies Inc	17,377,642
3,916		Rush Enterprises, Inc (Class A)	199,246
9,292		Snap-On, Inc	1,974,457
69,059		Trane Technologies plc	9,660,663
30,230	*	United Rentals, Inc	9,568,400
20,461	*	Vectrus, Inc	738,642
13,236		W.W. Grainger, Inc	6,618,397
1,174		Wabash National Corp	16,800
4,192	*	WESCO International, Inc	516,706
36,655		Woodward Inc	4,049,644
47

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

36,530		Xylem, Inc	$2,940,665
		TOTAL CAPITAL GOODS	372,742,340

COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
540		ABM Industries, Inc	26,066
9,872		ACCO Brands Corp	72,362
19,997		ADT, Inc	136,979
970	*	ASGN Inc	110,047
15,838		Cintas Corp	6,291,804
288,631	*	Copart, Inc	32,802,913
11,966	*	FTI Consulting, Inc	1,887,158
4,282		Heidrick & Struggles International, Inc	136,853
188		Herman Miller, Inc	5,965
143,033	*	KAR Auction Services, Inc	2,096,864
39,570		Kelly Services, Inc (Class A)	763,305
5,758		Kimball International, Inc (Class B)	44,221
52,605		Robert Half International, Inc	5,171,598
1,210		Steelcase, Inc (Class A)	14,193
120,100		TransUnion	10,511,152
2,825	*	TriNet Group, Inc	250,578
14,026		Verisk Analytics, Inc	2,862,005
145,676		Waste Management, Inc	23,954,961
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	87,139,024

CONSUMER DURABLES & APPAREL - 1.3%
396		Columbia Sportswear Co	32,535
48,547		DR Horton, Inc	3,378,386
41,286		Ethan Allen Interiors, Inc	980,130
56,305	*	GoPro, Inc	502,241
9,306	*	Green Brick Partners, Inc	183,328
258		Hasbro, Inc	22,720
23,776	*	iRobot Corp	1,204,254
20,310	*	Lovesac Co	890,390
27,336	*	Lululemon Athletica, Inc	9,694,166
5,483		Newell Brands Inc	126,931
419,574		Nike, Inc (Class B)	52,320,878
1,897	*	NVR, Inc	8,301,670
1,614		PVH Corp	117,467
136,133	*	Sonos, Inc	3,106,555
87,275	*	Tupperware Brands Corp	1,534,295
57,495		VF Corp	2,989,740
		TOTAL CONSUMER DURABLES & APPAREL	85,385,686

CONSUMER SERVICES - 2.4%
26,652	*	American Public Education, Inc	518,115
19,431	*	Booking Holdings, Inc	42,948,534
33,683	*	Bright Horizons Family Solutions	3,847,946
27,978		Carriage Services, Inc	1,199,976
42,424		Darden Restaurants, Inc	5,588,514
79,641	*	Dave & Buster’s Entertainment, Inc	3,623,665
24,042		Domino’s Pizza, Inc	8,126,196
36,071	*	El Pollo Loco Holdings, Inc	384,156
1,303		Graham Holdings Co	771,858
237,102	*	Hilton Worldwide Holdings, Inc	36,819,570
28,107	*	Planet Fitness, Inc	2,249,403
48

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

3,259	*	Shake Shack, Inc	$188,468
73,527	*	Six Flags Entertainment Corp	2,813,878
511,018		Starbucks Corp	38,142,384
87,949	*	Terminix Global Holdings, Inc	4,035,980
19,207		Vail Resorts, Inc	4,881,651
74,915		Wendy’s	1,480,320
23,431	*	WW International Inc	229,389
		TOTAL CONSUMER SERVICES	157,850,003

DIVERSIFIED FINANCIALS - 7.1%
178,603		Ally Financial, Inc	7,136,976
286,307		American Express Co	50,020,696
60,154		Ameriprise Financial, Inc	15,970,285
502,214		Bank of New York Mellon Corp	21,123,121
65,633		BlackRock, Inc	40,999,622
647,988		Charles Schwab Corp	42,981,044
127,359		CME Group, Inc	27,934,923
280		Cohen & Steers, Inc	21,753
318,912		Discover Financial Services	35,864,844
8,872		Factset Research Systems, Inc	3,579,763
93,919		Franklin Resources, Inc	2,309,468
56,534		Goldman Sachs Group, Inc	17,270,572
9,333	*	Green Dot Corp	247,138
335,651		Intercontinental Exchange Group, Inc	38,871,742
36,329		Invesco Ltd	667,727
18,792		MarketAxess Holdings, Inc	4,953,759
78,034		Moody’s Corp	24,696,200
543,535		Morgan Stanley	43,803,486
22,879		Nasdaq Inc	3,600,468
119,931		Northern Trust Corp	12,358,890
200,000		Nuveen ESG Large-Cap ETF	7,047,220
5,668	*	PRA Group, Inc	238,226
2,432	*	PROG Holdings, Inc	64,375
140,865		S&P Global, Inc	53,035,673
123,600		State Street Corp	8,277,492
65,344		T Rowe Price Group, Inc	8,039,926
25,591		Voya Financial, Inc	1,615,816
		TOTAL DIVERSIFIED FINANCIALS	472,731,205

ENERGY - 4.1%
365,578		Antero Midstream Corp	3,754,486
168,015		APA Corp	6,876,854
255,419		Baker Hughes Co	7,923,098
2,812		ChampionX Corp	59,333
185,947		Cheniere Energy, Inc	25,253,462
578,708		ConocoPhillips	55,278,188
2,207	*	Delek US Holdings, Inc	53,410
129,020		EOG Resources, Inc	15,064,375
211,025		EQT Corp	8,388,244
96,629		Hess Corp	9,959,551
950,369		Kinder Morgan, Inc	17,249,197
681,982	*	Kosmos Energy Ltd	4,610,198
1,349,746		Marathon Oil Corp	33,635,670
322,948		NOV, Inc	5,855,047
12,097	*	Oceaneering International, Inc	137,059
49

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

19,522		ONEOK, Inc	$1,236,328
25,382		Pioneer Natural Resources Co	5,900,554
996,943		Schlumberger Ltd	38,890,747
744,346	*	Southwestern Energy Co	5,582,595
70,630		Targa Resources Investments, Inc	5,184,948
201,345		Valero Energy Corp	22,445,941
		TOTAL ENERGY	273,339,285

FOOD & STAPLES RETAILING - 0.6%
191,931	*	BJ’s Wholesale Club Holdings, Inc	12,350,760
47,513	*	Performance Food Group Co	2,340,015
37,095		Pricesmart, Inc	2,947,198
59,184		SpartanNash Co	2,028,827
201,369	*	Sprouts Farmers Market, Inc	6,000,796
92,192	*	United Natural Foods, Inc	3,957,803
249,841	*	US Foods Holding Corp	9,399,018
		TOTAL FOOD & STAPLES RETAILING	39,024,417

FOOD, BEVERAGE & TOBACCO - 3.1%
70,442		Archer-Daniels-Midland Co	6,308,786
48,343		Campbell Soup Co	2,282,756
1,127,100		Coca-Cola Co	72,821,931
13,309	*	Darling International, Inc	976,748
35,374		Fresh Del Monte Produce, Inc	921,493
366,471		General Mills, Inc	25,920,494
3,800	*	Hain Celestial Group, Inc	127,452
206,505		Hormel Foods Corp	10,818,797
130,364		Kellogg Co	8,929,934
70,056		McCormick & Co, Inc	7,045,532
414,457		PepsiCo, Inc	71,166,411
6,553	*	TreeHouse Foods, Inc	206,419
		TOTAL FOOD, BEVERAGE & TOBACCO	207,526,753

HEALTH CARE EQUIPMENT & SERVICES - 6.3%
36,512	*	Abiomed, Inc	10,463,609
40,357	*,e	Accelerate Diagnostics, Inc	38,743
42,465	*	Align Technology, Inc	12,311,028
167,819	*	Allscripts Healthcare Solutions, Inc	3,467,140
59,123	*	Angiodynamics, Inc	1,244,539
105,691		Anthem, Inc	53,049,484
7,715	*	AtriCure, Inc	400,640
983	*	Axonics Modulation Technologies, Inc	50,939
288,028		Cerner Corp	26,970,942
238,681	*	Cerus Corp	1,102,706
185,551		Cigna Corp	45,790,276
19,097	*	Computer Programs & Systems, Inc	609,576
34,556		Cooper Cos, Inc	12,476,098
8,313	*	Covetrus, Inc	114,719
174,825		Dentsply Sirona, Inc	6,991,252
47,832	*	Dexcom, Inc	19,543,198
356,778	*	Edwards Lifesciences Corp	37,739,977
141,106	*	Envista Holdings Corp	5,590,620
11,862	*	Globus Medical, Inc	785,502
105,672		HCA Healthcare, Inc	22,671,928
55,315	*	Health Catalyst, Inc	920,442
50

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

22,037	*	Henry Schein, Inc	$1,787,201
5,398	*	Heska Corp	592,916
92,217	*	Hologic, Inc	6,638,702
88,343		Humana, Inc	39,273,764
49,662	*	IDEXX Laboratories, Inc	21,378,498
7,998	*	Inogen, Inc	202,189
18,561	*	Intersect ENT, Inc	508,015
148,542	*	Intuitive Surgical, Inc	35,546,101
37,957	*	Laboratory Corp of America Holdings	9,120,308
25,670		LeMaitre Vascular, Inc	1,109,201
7,921	*	LivaNova plc	607,224
12,655	*	Meridian Bioscience, Inc	323,841
36,789	*	Merit Medical Systems, Inc	2,281,286
94,024	*	NextGen Healthcare, Inc	1,772,352
36,544	*	Omnicell, Inc	3,989,508
51,150	*	OraSure Technologies, Inc	314,061
30,909	*	Orthofix Medical Inc	958,179
13,076	*	Penumbra, Inc	2,256,394
1,887		Premier, Inc	68,328
22,904		Quest Diagnostics, Inc	3,065,471
45,502	*	Quidel Corp	4,578,411
68,280		Resmed, Inc	13,653,952
20,651	*	Staar Surgical Co	1,178,966
27,192		STERIS plc	6,092,368
4,512	*	Tactile Systems Technology, Inc	76,162
14,310	*	Tandem Diabetes Care, Inc	1,380,629
3,221	*,e	Teladoc, Inc	108,741
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	421,196,126

HOUSEHOLD & PERSONAL PRODUCTS - 2.5%
32,542		Clorox Co	4,668,801
260,833		Colgate-Palmolive Co	20,097,183
139,019		Estee Lauder Cos (Class A)	36,709,357
54,856		Kimberly-Clark Corp	7,615,658
595,703		Procter & Gamble Co	95,640,117
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	164,731,116

INSURANCE - 3.3%
275,241		Aflac, Inc	15,765,804
96,775		Allstate Corp	12,245,909
10,501		Arthur J. Gallagher & Co	1,769,313
230,403		Chubb Ltd	47,566,699
1,175	*	eHealth, Inc	9,459
909,210	*	Genworth Financial, Inc (Class A)	3,373,169
73,799		Lincoln National Corp	4,439,010
178,033		Loews Corp	11,187,594
277,166		Marsh & McLennan Cos, Inc	44,817,742
36,503		Metlife, Inc	2,397,517
245,742		Progressive Corp	26,382,861
268,139		Prudential Financial, Inc	29,095,763
128,444		Travelers Cos, Inc	21,971,631
12,115		Willis Towers Watson plc	2,603,029
		TOTAL INSURANCE	223,625,500
51

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

MATERIALS - 2.6%
15,724		Amcor plc	$186,487
10,332		Aptargroup, Inc	1,186,424
242,787		Ball Corp	19,704,593
78,491	*	Century Aluminum Co	1,324,143
87,047	*	Cleveland-Cliffs, Inc	2,218,828
41,035	*	Coeur Mining, Inc	148,957
1,709		Compass Minerals International, Inc	101,053
378,897		DuPont de Nemours, Inc	24,980,679
194,299		Ecolab, Inc	32,902,593
945		H.B. Fuller Co	63,031
58,009		International Flavors & Fragrances, Inc	7,036,492
36,220		Koppers Holdings, Inc	878,697
15,280		Martin Marietta Materials, Inc	5,412,482
268,049		Mosaic Co	16,731,619
417,007		Newmont Goldcorp Corp	30,378,960
159,805		Nucor Corp	24,734,618
19,087		PPG Industries, Inc	2,442,945
2,337		Reliance Steel & Aluminum Co	463,310
4,126		Schnitzer Steel Industries, Inc (Class A)	188,269
145,000	*	Summit Materials, Inc	4,031,000
19,636		Trimas Corp	580,047
21,681		Trinseo plc	1,028,763
		TOTAL MATERIALS	176,723,990

MEDIA & ENTERTAINMENT - 4.2%
183,270	*	Cinemark Holdings, Inc	2,906,662
1,066,497		Comcast Corp (Class A)	42,403,921
155,882		Electronic Arts, Inc	18,401,870
155,166		Gray Television, Inc	2,873,674
103,389	*	iHeartMedia, Inc	1,653,190
9,044	*	Imax Corp	143,076
104,365		Interpublic Group of Cos, Inc	3,404,386
13,563		John Wiley & Sons, Inc (Class A)	690,221
19,147	*	Liberty Broadband Corp (Class A)	2,061,366
170,308	*	Liberty Broadband Corp (Class C)	19,043,841
127,851	*	Netflix, Inc	24,337,716
58,591		New York Times Co (Class A)	2,245,207
294,588		Omnicom Group, Inc	22,426,984
4,632	*	Roku, Inc	430,313
27,872		Scholastic Corp	1,027,083
79,157		Sinclair Broadcast Group, Inc (Class A)	1,760,452
1,551,879	e	Sirius XM Holdings, Inc	9,311,274
77,379	*	Take-Two Interactive Software, Inc	9,247,564
8,077		TEGNA, Inc	178,098
179,898	*	TripAdvisor, Inc	4,617,982
770,274	*	Twitter, Inc	37,758,832
121,662	*	Vimeo, Inc	1,239,736
512,185	*	Walt Disney Co	57,175,212
284,699	*	Warner Bros Discovery, Inc	5,167,287
6,561		World Wrestling Entertainment, Inc (Class A)	383,097
1,539,472	*	Zynga, Inc	12,731,433
		TOTAL MEDIA & ENTERTAINMENT	283,620,477

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
54,132	*	Acadia Pharmaceuticals, Inc	998,194
52

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

72,985	*	Aerie Pharmaceuticals, Inc	$518,923
225,045		Agilent Technologies, Inc	26,841,117
46,854	*	Agios Pharmaceuticals, Inc	1,029,382
180,747		Amgen, Inc	42,148,393
19,093	*	AnaptysBio, Inc	446,776
198,633	*	Antares Pharma, Inc	1,105,393
68,699	*	Atara Biotherapeutics, Inc	436,926
2,503	*	Axsome Therapeutics, Inc	79,470
253,324	*	BioCryst Pharmaceuticals, Inc	2,353,380
49,316	*	Biogen, Inc	10,230,111
47,040	*	BioMarin Pharmaceutical, Inc	3,826,704
53,151	*	Bluebird Bio, Inc	192,938
738,603		Bristol-Myers Squibb Co	55,594,648
67,570	*	Chimerix, Inc	297,308
54,314	*	Collegium Pharmaceutical, Inc	874,455
114,594	*	Curis, Inc	104,705
218,680		Danaher Corp	54,917,108
253,670		Eli Lilly & Co	74,104,617
369,794		Gilead Sciences, Inc	21,943,576
32,627	*	Halozyme Therapeutics, Inc	1,301,817
79,913	*,e	Humanigen, Inc	150,236
16,303	*	Illumina, Inc	4,836,285
32,728	*	Insmed, Inc	719,034
91,116	*	Intra-Cellular Therapies, Inc	4,611,381
64,325	*	IQVIA Holdings, Inc	14,022,207
27,862	*	Jazz Pharmaceuticals plc	4,464,050
28,395	*	Karyopharm Therapeutics, Inc	173,209
32,897	*	MacroGenics, Inc	235,214
296,339		Merck & Co, Inc	26,282,306
5,838	*	Mettler-Toledo International, Inc	7,458,220
2,895	*	Mirati Therapeutics, Inc	178,882
365,030	*,e	Opko Health, Inc	985,581
42,303		Perrigo Co plc	1,450,993
66,120	*	Prothena Corp plc	1,928,059
98,240	*,e	Provention Bio, Inc	441,098
9,835	*	Regeneron Pharmaceuticals, Inc	6,482,347
14,849	*	Repligen Corp	2,334,857
74,418	*	Revance Therapeutics, Inc	1,218,967
120,749		Thermo Fisher Scientific, Inc	66,764,537
28,275	*	Ultragenyx Pharmaceutical, Inc	1,998,760
138,897	*	Vertex Pharmaceuticals, Inc	37,949,438
18,425	*	Waters Corp	5,583,144
37,317		West Pharmaceutical Services, Inc	11,757,094
238,042	*,e	ZIOPHARM Oncology, Inc	126,496
229,553		Zoetis, Inc	40,688,269
14,602	*,†	Zogenix, Inc	9,929
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	542,196,534

REAL ESTATE - 3.3%
48,860		Alexandria Real Estate Equities, Inc	8,900,338
200,105		American Tower Corp	48,229,307
72,632		Boston Properties, Inc	8,541,523
54,010		Brixmor Property Group, Inc	1,370,774
27,618		CatchMark Timber Trust, Inc	226,744
84,154		CBRE Group, Inc	6,988,148
53

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

46,458		Crown Castle International Corp	$8,604,486
309,873	*	DiamondRock Hospitality Co	3,290,851
8,358		Douglas Emmett, Inc	246,227
36,148		Equinix, Inc	25,993,304
33,420		First Industrial Realty Trust, Inc	1,938,360
52,368		Franklin Street Properties Corp	270,219
204,267		Healthpeak Properties Inc	6,702,000
1,487	*	Howard Hughes Corp	149,131
27,253		iStar Inc	458,940
5,945	*	Jones Lang LaSalle, Inc	1,300,350
4,739		Kilroy Realty Corp	331,730
243,312		Macerich Co	3,053,566
4,166		Paramount Group, Inc	39,619
412,858		Park Hotels & Resorts, Inc	8,137,431
540		Piedmont Office Realty Trust, Inc	8,694
319,767		Prologis, Inc	51,255,452
59,974	*	Realogy Holdings Corp	657,315
2,009		RMR Group, Inc	54,806
11,019	*	Tejon Ranch Co	201,758
63,246		Ventas, Inc	3,513,315
297		Washington REIT	7,155
177,561		Welltower, Inc	16,124,314
238,457		Weyerhaeuser Co	9,829,198
58,638	*	Xenia Hotels & Resorts, Inc	1,131,127
		TOTAL REAL ESTATE	217,556,182

RETAILING - 4.1%
42,656	*	1-800-FLOWERS.COM, Inc (Class A)	435,091
1,216		Aaron’s Co, Inc	24,965
15,656		Advance Auto Parts, Inc	3,125,407
250		Buckle, Inc	7,765
1,601	*	CarMax, Inc	137,334
680,137		eBay, Inc	35,312,713
6,360	*	Five Below, Inc	999,156
24,775	*	Genesco, Inc	1,536,793
29,239		Hibbett Sports, Inc	1,262,540
265,726		Home Depot, Inc	79,824,090
25,413	*	Lands’ End, Inc	356,290
77,025		LKQ Corp	3,822,751
241,920		Lowe’s Companies, Inc	47,834,842
424,516		Macy’s, Inc	10,260,552
35,671	*	MarineMax, Inc	1,459,657
397		Pool Corp	160,872
147,288	*	Quotient Technology, Inc	782,099
139,297	*	RealReal, Inc	754,990
44,159		Ross Stores, Inc	4,405,744
5,448	*	Sally Beauty Holdings, Inc	82,374
32,132		Shoe Carnival, Inc	970,065
218,871		Target Corp	50,044,854
467,945		TJX Companies, Inc	28,675,670
15,754		Tractor Supply Co	3,173,643
860		Winmark Corp	174,752
18,394	*	Zumiez, Inc	673,772
		TOTAL RETAILING	276,298,781
54

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
441,575		Applied Materials, Inc	$48,727,801
22,180	*	Cirrus Logic, Inc	1,681,244
75,276	*	First Solar, Inc	5,497,406
1,376,307		Intel Corp	59,993,222
74,040		Lam Research Corp	34,484,870
561,347		NVIDIA Corp	104,113,028
215,049		NXP Semiconductors NV	36,751,874
611,501	*	ON Semiconductor Corp	31,865,317
18,585	*	Silicon Laboratories, Inc	2,507,302
348,490		Texas Instruments, Inc	59,330,423
13,239		Universal Display Corp	1,691,018
27,359	*	Wolfspeed Inc	2,509,094
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	389,152,599

SOFTWARE & SERVICES - 16.9%
210,596		Accenture plc	63,254,615
142,621	*	Adobe, Inc	56,470,785
8,239	*	Anaplan, Inc	535,453
8,948	*	Ansys, Inc	2,466,874
21,767	*	Aspen Technology, Inc	3,450,940
165,953	*	Autodesk, Inc	31,411,584
217,096		Automatic Data Processing, Inc	47,366,005
147,482	*	Avaya Holdings Corp	1,364,208
50,952	*	Benefitfocus, Inc	542,639
86,552	*	Blackline, Inc	5,803,312
133,543	*	Cadence Design Systems, Inc	20,144,962
51,744	*	ChannelAdvisor Corp	750,805
27,122		Concentrix Corp	4,271,173
55,469		CSG Systems International, Inc	3,409,679
113,572		Dolby Laboratories, Inc (Class A)	8,798,423
424,613	*	DXC Technology Co	12,186,393
38,717	*	Elastic NV	2,947,912
57,024	*	ExlService Holdings, Inc	7,763,818
107,101	*	Five9, Inc	11,791,820
31,479	*	HubSpot, Inc	11,944,077
182		InterDigital, Inc	10,347
388,025		International Business Machines Corp	51,300,785
101,475		Intuit, Inc	42,492,656
234,341		Mastercard, Inc (Class A)	85,154,833
1,334,497	d	Microsoft Corp	370,349,607
87,517	*	New Relic, Inc	5,537,201
123,295	*	Nutanix, Inc	3,086,074
184,262	*	Okta, Inc	21,984,299
5,290	*	OneSpan, Inc	74,748
27,817	*	Paylocity Holding Corp	5,274,938
479,182	*	PayPal Holdings, Inc	42,134,473
57,668	*	Perficient, Inc	5,732,776
28,640	*	Rapid7, Inc	2,735,693
300,072	*	salesforce.com, Inc	52,794,668
90,530	*	ServiceNow, Inc	43,282,393
34,748	*	Smartsheet, Inc	1,679,371
61,226	*	SPS Commerce, Inc	7,324,466
110,299	*	SVMK, Inc	1,744,930
58,543	*	Teradata Corp	2,420,753
55

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

29,975		TTEC Holdings, Inc	$2,212,455
308,632		VMware, Inc (Class A)	33,344,601
79,109	*	WEX, Inc	13,151,080
160,899	*	Workday, Inc	33,257,823
9,332	*	Workiva, Inc	900,631
		TOTAL SOFTWARE & SERVICES	1,124,657,078

TECHNOLOGY HARDWARE & EQUIPMENT - 4.3%
73,619		Avnet, Inc	3,214,206
62,976		Benchmark Electronics, Inc	1,496,310
131,980	*	Ciena Corp	7,281,337
1,263,337		Cisco Systems, Inc	61,878,246
190,295		Cognex Corp	12,869,651
17,347	*	Coherent, Inc	4,647,261
47,144		CTS Corp	1,667,483
20,950	*	ePlus, Inc	1,183,256
50,687	*	Fabrinet	4,976,957
5,366	*	FARO Technologies, Inc	184,000
1,675,996		Hewlett Packard Enterprise Co	25,827,098
1,076,966		HP, Inc	39,449,265
39,174	*	Insight Enterprises, Inc	3,892,720
3,493	*	Itron, Inc	166,896
157,629	*	Keysight Technologies, Inc	22,110,620
37,235	*	Kimball Electronics, Inc	664,272
126,755	*	Knowles Corp	2,347,503
14,814	*	Lumentum Holdings, Inc	1,203,045
6,814		Methode Electronics, Inc	303,973
3,474		Motorola Solutions, Inc	742,359
54,373		National Instruments Corp	1,965,040
3,344	*	Novanta, Inc	430,373
500	*	OSI Systems, Inc	39,550
42,879	*,e	PAR Technology Corp	1,416,722
55,453	*	Ribbon Communications, Inc	191,313
33,155	*	Rogers Corp	8,975,722
59,803		SYNNEX Corp	5,985,682
436,479	*	Trimble Inc	29,113,149
179,596	*	TTM Technologies, Inc	2,505,364
73,134		Vishay Intertechnology, Inc	1,362,486
18,688	*	Vishay Precision Group, Inc	583,252
276,797		Vontier Corp	7,091,539
220,869		Xerox Holdings Corp	3,843,121
77,658	*	Zebra Technologies Corp (Class A)	28,707,056
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	288,316,827

TELECOMMUNICATION SERVICES - 1.6%
167,393	*	Iridium Communications, Inc	5,977,604
351,522	*	T-Mobile US, Inc	43,286,419
1,261,731		Verizon Communications, Inc	58,418,145
		TOTAL TELECOMMUNICATION SERVICES	107,682,168

TRANSPORTATION - 2.5%
43,563		ArcBest Corp	3,143,506
26,629	*	Avis Budget Group, Inc	7,127,784
55,101		CH Robinson Worldwide, Inc	5,848,971
1,265,121		CSX Corp	43,444,255
56

TIAA-CREF FUNDS – Social Choice Equity Fund

SHARES		COMPANY	VALUE

787,884	*	Delta Air Lines, Inc	$33,902,649
101,378		Expeditors International of Washington, Inc	10,043,519
180		Landstar System, Inc	27,882
113,436		Norfolk Southern Corp	29,252,876
50,452		Old Dominion Freight Line	14,132,614
9		Ryder System, Inc	629
107,729		United Parcel Service, Inc (Class B)	19,389,065
		TOTAL TRANSPORTATION	166,313,750

UTILITIES - 3.2%
276,600		American Electric Power Co, Inc	27,413,826
10,650		CMS Energy Corp	731,549
187,145		Consolidated Edison, Inc	17,355,827
19,802		DTE Energy Co	2,594,854
134,706		Eversource Energy	11,773,304
710,043		NextEra Energy, Inc	50,427,254
206,735		Public Service Enterprise Group, Inc	14,401,160
163,123		Sempra Energy	26,321,527
6,282		South Jersey Industries, Inc	214,782
499,130		Southern Co	36,631,151
30,558		UGI Corp	1,048,139
112,385		WEC Energy Group, Inc	11,244,119
180,121		Xcel Energy, Inc	13,195,665
		TOTAL UTILITIES	213,353,157

		TOTAL COMMON STOCKS	6,639,980,993
		(Cost $4,577,298,356)

RIGHTS / WARRANTS - 0.0%

MEDIA & ENTERTAINMENT - 0.0%
21,053	†	Media General, Inc	0
		TOTAL MEDIA & ENTERTAINMENT	0

		TOTAL RIGHTS / WARRANTS	0
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.5%

GOVERNMENT AGENCY DEBT - 0.4%
$1,430,000		Federal Farm Credit Bank (FFCB)	0.000%	05/04/22	1,429,962
4,270,000		Federal Home Loan Bank (FHLB)	0.000	05/04/22	4,269,887
20,000,000		FHLB	0.000	05/05/22	19,999,202
		TOTAL GOVERNMENT AGENCY DEBT			25,699,051

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.1%
5,185,122	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		5,185,122
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			5,185,122

		TOTAL SHORT-TERM INVESTMENTS			30,884,173
		(Cost $30,884,415)
57

TIAA-CREF FUNDS – Social Choice Equity Fund

VALUE

TOTAL INVESTMENTS - 100.0%	$6,670,865,166
(Cost $4,608,182,771)
OTHER ASSETS & LIABILITIES, NET - 0.0%	29,613
NET ASSETS - 100.0%	$6,670,894,779

ETF Exchange Traded Fund
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $12,088,450.

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	118	06/17/22	$25,466,015	$24,352,250	$(1,113,765)
58

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE LOW CARBON EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

AUTOMOBILES & COMPONENTS - 2.6%
35,767	*	Aptiv plc	$3,805,609
23,226	*	Lordstown Motors Corp	50,633
11,866	*	Modine Manufacturing Co	93,741
27,408	*	Tesla, Inc	23,865,790
		TOTAL AUTOMOBILES & COMPONENTS	27,815,773

BANKS - 2.7%
1,105		Amalgamated Financial Corp	19,437
3,289		Amerant Bancorp Inc	87,454
5,989		Berkshire Hills Bancorp, Inc	148,168
3,941		Brookline Bancorp, Inc	56,987
339		Camden National Corp	15,170
1,460		CBTX, Inc	41,639
126,003		Citigroup, Inc	6,074,605
49,591		Citizens Financial Group, Inc	1,953,885
3,253		Comerica, Inc	266,421
2,370	*	Customers Bancorp, Inc	99,706
2,710		Dime Community Bancshares, Inc	85,202
129		Federal Agricultural Mortgage Corp (FAMC)	13,213
119		First Commonwealth Financial Corp	1,604
3,851		First Interstate Bancsystem, Inc	125,235
5,530		First Republic Bank	825,187
414		HomeStreet, Inc	16,804
16,834		Huntington Bancshares, Inc	221,367
33,252		Keycorp	642,096
262		Live Oak Bancshares, Inc	11,090
48,945		MGIC Investment Corp	639,222
1,482		National Bank Holdings Corp	54,108
33,398		PNC Financial Services Group, Inc	5,547,408
1,527		Premier Financial Corp	40,527
2,454		QCR Holdings, Inc	133,228
65,064		Regions Financial Corp	1,348,126
8,555	*	SVB Financial Group	4,171,760
6,131	*	Texas Capital Bancshares, Inc	314,888
6,108	*	Tristate Capital Holdings, Inc	184,523
110,217		Truist Financial Corp	5,328,992
1,445		Univest Financial Corp	36,414
3,256		WesBanco, Inc	104,973
2,880		WSFS Financial Corp	115,402
5,184		Zions Bancorporation	292,948
		TOTAL BANKS	29,017,789

CAPITAL GOODS - 5.5%
39,841		3M Co	5,745,869
9,282	*	Axon Enterprise, Inc	1,041,440
59

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

1,631	*,e	Blink Charging Co	$31,152
430		Carlisle Cos, Inc	111,525
88,108		Carrier Global Corp	3,371,893
36,829		Caterpillar, Inc	7,753,978
7,483		Curtiss-Wright Corp	1,069,396
20,996		Deere & Co	7,927,040
31,566		Eaton Corp	4,577,701
271		EMCOR Group, Inc	28,856
52,514		Emerson Electric Co	4,735,713
28,654		Fastenal Co	1,584,853
18,048		Fortive Corp	1,037,760
3,575	*	Generac Holdings, Inc	784,283
3,873		Granite Construction, Inc	114,834
13,285		Hexcel Corp	722,173
29,489		Illinois Tool Works, Inc	5,812,577
32,510		Johnson Controls International plc	1,946,374
10,631		Maxar Technologies, Inc	342,424
10,481	*	Mercury Systems, Inc	584,735
1,616		Moog, Inc (Class A)	129,070
3,920		Owens Corning, Inc	356,446
7,907		PACCAR, Inc	656,676
7,728		Parker-Hannifin Corp	2,092,897
5,962		Quanta Services, Inc	691,473
6,567		Rockwell Automation, Inc	1,659,284
2,252		Roper Technologies Inc	1,058,260
2,387		Trane Technologies plc	333,917
17,595	*	Triumph Group, Inc	396,591
1,593	*	United Rentals, Inc	504,216
2,509	*	Vectrus, Inc	90,575
2,610	*	Veritiv Corp	366,809
537		W.W. Grainger, Inc	268,516
143	*	WESCO International, Inc	17,626
3,439		Woodward Inc	379,941
1,778		Xylem, Inc	143,129
		TOTAL CAPITAL GOODS	58,470,002

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
6,190		ACCO Brands Corp	45,373
13,974		Cintas Corp	5,551,311
51,687	*	Copart, Inc	5,874,228
1,243		Heidrick & Struggles International, Inc	39,726
1,324		Herman Miller, Inc	42,011
278		ICF International, Inc	27,469
162		Insperity, Inc	17,180
2,761	*	KAR Auction Services, Inc	40,476
5,463		Kelly Services, Inc (Class A)	105,381
7		Kforce, Inc	490
2,978		Kimball International, Inc (Class B)	22,871
5,558		TransUnion	486,436
1,943	*	TrueBlue, Inc	49,683
393		Verisk Analytics, Inc	80,192
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	12,382,827

CONSUMER DURABLES & APPAREL - 1.4%
5,721		DR Horton, Inc	398,124
60

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

5,345		Ethan Allen Interiors, Inc	$126,890
16,985	*	GoPro, Inc	151,506
5		Hasbro, Inc	440
1,724	*	iRobot Corp	87,321
2,929	*	Lovesac Co	128,407
13,993	*	Lululemon Athletica, Inc	4,962,338
61,996		Nike, Inc (Class B)	7,730,901
74	*	NVR, Inc	323,840
9,623	*	Sonos, Inc	219,597
10,943	*	Tupperware Brands Corp	192,378
7,020		VF Corp	365,040
		TOTAL CONSUMER DURABLES & APPAREL	14,686,782

CONSUMER SERVICES - 2.4%
9,654	*	2U, Inc	96,347
3,927	*	American Public Education, Inc	76,341
3,434	*	Booking Holdings, Inc	7,590,204
3,091	*	Bright Horizons Family Solutions	353,116
6,114	*	Brinker International, Inc	222,122
4,301		Carriage Services, Inc	184,470
8,720		Darden Restaurants, Inc	1,148,686
5,630	*	Dave & Buster’s Entertainment, Inc	256,165
2,879		Domino’s Pizza, Inc	973,102
1,397	*	El Pollo Loco Holdings, Inc	14,878
128	*	frontdoor, Inc	3,956
333		Graham Holdings Co	197,259
40,445	*	Hilton Worldwide Holdings, Inc	6,280,704
5,037	*	Shake Shack, Inc	291,290
4,968	*	Six Flags Entertainment Corp	190,125
89,799		Starbucks Corp	6,702,597
8,519	*	Terminix Global Holdings, Inc	390,937
2,511		Vail Resorts, Inc	638,196
7,087	*	WW International Inc	69,382
		TOTAL CONSUMER SERVICES	25,679,877

DIVERSIFIED FINANCIALS - 6.7%
6,499		Ally Financial, Inc	259,700
45,074		American Express Co	7,874,879
4,768		Ameriprise Financial, Inc	1,265,856
54,996		Bank of New York Mellon Corp	2,313,132
9,930		BlackRock, Inc	6,203,072
115,646		Charles Schwab Corp	7,670,799
23,450		CME Group, Inc	5,143,523
335		Diamond Hill Investment Group, Inc	56,404
28,027		Discover Financial Services	3,151,916
2,047	*	Donnelley Financial Solutions, Inc	59,916
5,328	*	Encore Capital Group, Inc	308,012
24,981		Goldman Sachs Group, Inc	7,631,446
58,936		Intercontinental Exchange Group, Inc	6,825,378
14,643		Moody’s Corp	4,634,217
97,787		Morgan Stanley	7,880,654
22,592		S&P Global, Inc	8,505,888
19,202		State Street Corp	1,285,958
1,079		T Rowe Price Group, Inc	132,760
		TOTAL DIVERSIFIED FINANCIALS	71,203,510
61

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

ENERGY - 3.3%
26,923		Archrock, Inc	$234,499
185,553		Baker Hughes Co	5,755,854
14,613		Cactus, Inc	729,627
49,320		ChampionX Corp	1,040,652
44,918		Cheniere Energy, Inc	6,100,314
36,454	*	Clean Energy Fuels Corp	213,620
15,964	*	Delek US Holdings, Inc	386,329
4,198	*	DMC Global, Inc	83,918
8,392	*	Dril-Quip, Inc	242,361
26,289		DT Midstream, Inc	1,413,034
167,810		Halliburton Co	5,977,392
97,005		NOV, Inc	1,758,701
24,066	*	Oceaneering International, Inc	272,668
90,989		ONEOK, Inc	5,762,333
10,818	*	Renewable Energy Group, Inc	660,547
63,460		Targa Resources Investments, Inc	4,658,599
		TOTAL ENERGY	35,290,448

FOOD & STAPLES RETAILING - 0.5%
17,173	*	BJ’s Wholesale Club Holdings, Inc	1,105,083
22,067	*	Performance Food Group Co	1,086,800
1,630		Pricesmart, Inc	129,503
5,542		SpartanNash Co	189,980
28,639	*	Sprouts Farmers Market, Inc	853,442
10,982	*	United Natural Foods, Inc	471,457
29,924	*	US Foods Holding Corp	1,125,741
		TOTAL FOOD & STAPLES RETAILING	4,962,006

FOOD, BEVERAGE & TOBACCO - 3.2%
7,764	*,e	Beyond Meat, Inc	286,336
17,950		Bunge Ltd	2,030,504
179,819		Coca-Cola Co	11,618,106
1,258	*	Darling International, Inc	92,325
2,570		Fresh Del Monte Produce, Inc	66,948
59,161		General Mills, Inc	4,184,458
87	*	Hain Celestial Group, Inc	2,918
38,355		Hormel Foods Corp	2,009,418
6,455		Kellogg Co	442,167
11,256		McCormick & Co, Inc	1,132,016
65,923		PepsiCo, Inc	11,319,638
6,997	*	TreeHouse Foods, Inc	220,406
3,305	*	Vital Farms, Inc	38,008
		TOTAL FOOD, BEVERAGE & TOBACCO	33,443,248

HEALTH CARE EQUIPMENT & SERVICES - 6.0%
2,773	*	Abiomed, Inc	794,686
126	*	Acadia Healthcare Co, Inc	8,553
3,696	*	Accelerate Diagnostics, Inc	3,548
9,707	*	Align Technology, Inc	2,814,156
8,131	*	Allscripts Healthcare Solutions, Inc	167,986
43	*	AMN Healthcare Services, Inc	4,203
2,779	*	Angiodynamics, Inc	58,498
16,837		Anthem, Inc	8,450,995
9,782	*	Aspira Women’s Health, Inc	6,225
62

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

22,631	*	Brookdale Senior Living, Inc	$139,860
22,079		Cerner Corp	2,067,478
10,266	*	Cerus Corp	47,429
28,978		Cigna Corp	7,151,191
2,905	*	Computer Programs & Systems, Inc	92,728
2,215		Cooper Cos, Inc	799,704
43,263		CVS Health Corp	4,158,872
15,250		Dentsply Sirona, Inc	609,847
11,838	*	Dexcom, Inc	4,836,770
56,849	*	Edwards Lifesciences Corp	6,013,487
295		Encompass Health Corp	20,305
9,467	*	Envista Holdings Corp	375,083
517	*	Guardant Health, Inc	31,899
24,807		HCA Healthcare, Inc	5,322,342
3,910	*	Health Catalyst, Inc	65,062
6,341	*	Hologic, Inc	456,489
14,914		Humana, Inc	6,630,168
8,089	*	IDEXX Laboratories, Inc	3,482,153
90	*	Integer Holding Corp	6,765
6,206	*	Intersect ENT, Inc	169,858
23,210	*	Intuitive Surgical, Inc	5,554,153
62	*	LivaNova plc	4,753
7,558	*	NextGen Healthcare, Inc	142,468
11,186	*	Omnicell, Inc	1,221,176
17,854	*	OraSure Technologies, Inc	109,624
1,385	*	Orthofix Medical Inc	42,935
69	*	Penumbra, Inc	11,907
3,621	*	PetIQ, Inc	72,058
1,739	*	Quidel Corp	174,978
586	*	RadNet, Inc	11,427
6,489		Resmed, Inc	1,297,605
2,949	*	Staar Surgical Co	168,358
368	*	Tactile Systems Technology, Inc	6,212
1,379	*	Tandem Diabetes Care, Inc	133,046
272	*	Tivity Health, Inc	8,739
5,438	*	Vapotherm, Inc	24,145
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	63,769,924

HOUSEHOLD & PERSONAL PRODUCTS - 2.5%
1,263		Clorox Co	181,203
55,201		Colgate-Palmolive Co	4,253,237
24,616		Estee Lauder Cos (Class A)	6,500,101
1,875		Kimberly-Clark Corp	260,306
94,302		Procter & Gamble Co	15,140,186
8,667	*,e	Veru, Inc	101,577
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	26,436,610

INSURANCE - 4.0%
48,655		Aflac, Inc	2,786,958
5,460		Allstate Corp	690,909
13,543		Arthur J. Gallagher & Co	2,281,860
36,322		Chubb Ltd	7,498,677
6,033	*	eHealth, Inc	48,566
86,123	*	Genworth Financial, Inc (Class A)	319,516
4,760		Lincoln National Corp	286,314
63

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

48,935		Loews Corp	$3,075,075
43,812		Marsh & McLennan Cos, Inc	7,084,400
92,365		Metlife, Inc	6,066,533
6,495		ProAssurance Corp	159,582
51,935		Progressive Corp	5,575,742
39,325		Prudential Financial, Inc	4,267,156
11,412		Travelers Cos, Inc	1,952,137
300		Willis Towers Watson plc	64,458
		TOTAL INSURANCE	42,157,883

MATERIALS - 3.1%
42,375		Ball Corp	3,439,155
3,176	*	Clearwater Paper Corp	105,157
34,438	*	Coeur Mining, Inc	125,010
81		Compass Minerals International, Inc	4,790
59,312		DuPont de Nemours, Inc	3,910,440
25,736		Ecolab, Inc	4,358,134
1,370		Innospec, Inc	130,575
6,388		International Flavors & Fragrances, Inc	774,864
3,928		Koppers Holdings, Inc	95,293
4,388		Martin Marietta Materials, Inc	1,554,317
91,081		Mosaic Co	5,685,276
3,959		Myers Industries, Inc	86,821
84,958		Newmont Goldcorp Corp	6,189,190
6,517		PPG Industries, Inc	834,111
3,818		Reliance Steel & Aluminum Co	756,919
2,888		Schnitzer Steel Industries, Inc (Class A)	131,780
3,886		Scotts Miracle-Gro Co (Class A)	403,872
51,441		Steel Dynamics, Inc	4,411,066
4,276		Trinseo plc	202,896
		TOTAL MATERIALS	33,199,666

MEDIA & ENTERTAINMENT - 3.9%
18,250	*	Cinemark Holdings, Inc	289,445
213,277		Comcast Corp (Class A)	8,479,893
38,397		Electronic Arts, Inc	4,532,766
768	*	Hemisphere Media Group, Inc	2,988
7,724	*	Imax Corp	122,194
18,905		Interpublic Group of Cos, Inc	616,681
4,125	*	Liberty Broadband Corp (Class A)	444,097
15,412	*	Liberty Broadband Corp (Class C)	1,723,370
19,238	*	Netflix, Inc	3,662,146
5,319		New York Times Co (Class A)	203,824
10,303	*	Roku, Inc	957,149
8,178	*	Take-Two Interactive Software, Inc	977,353
23,932	*	TripAdvisor, Inc	614,334
123,858	*	Twitter, Inc	6,071,519
19,478	*	Vimeo, Inc	198,481
92,225	*	Walt Disney Co	10,295,077
69,536	*	Warner Bros Discovery, Inc	1,262,078
135,321	*	Zynga, Inc	1,119,105
		TOTAL MEDIA & ENTERTAINMENT	41,572,500

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.7%
7,453	*	Aerie Pharmaceuticals, Inc	52,991
64

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

22,005		Agilent Technologies, Inc	$2,624,536
6,524	*	Agios Pharmaceuticals, Inc	143,332
34,842		Amgen, Inc	8,124,806
9,859	*	Antares Pharma, Inc	54,865
7,200	*	Atara Biotherapeutics, Inc	45,792
12,823	*	Atea Pharmaceuticals, Inc	75,271
18,693	*	BioCryst Pharmaceuticals, Inc	173,658
5,322	*	Biogen, Inc	1,103,996
1,272	*	BioMarin Pharmaceutical, Inc	103,477
17,033	*	Bluebird Bio, Inc	61,830
125,801		Bristol-Myers Squibb Co	9,469,041
36,987		Danaher Corp	9,288,545
39,516		Eli Lilly & Co	11,543,809
54,140		Gilead Sciences, Inc	3,212,668
6,112	*,e	Humanigen, Inc	11,491
15,573	*	Illumina, Inc	4,619,730
4,157	*	Insmed, Inc	91,329
5,648	*	Intra-Cellular Therapies, Inc	285,845
1,896	*	IQVIA Holdings, Inc	413,309
16,507	*	Karyopharm Therapeutics, Inc	100,693
5,337	*	MacroGenics, Inc	38,160
125,099		Merck & Co, Inc	11,095,030
6,517	*	Opko Health, Inc	17,596
8,624	*	Passage Bio, Inc	16,817
2,785	*	Prothena Corp plc	81,211
10,477	*,e	Provention Bio, Inc	47,042
417	*	Reata Pharmaceuticals, Inc	10,583
10,076	*	Regeneron Pharmaceuticals, Inc	6,641,192
3,440	*	Relmada Therapeutics, Inc	86,378
2,210	*	Revance Therapeutics, Inc	36,200
7,138	*	Sangamo Therapeutics Inc	29,623
19,606		Thermo Fisher Scientific, Inc	10,840,550
2,551	*	Ultragenyx Pharmaceutical, Inc	180,330
16,390	*	Vertex Pharmaceuticals, Inc	4,478,076
183	*	Waters Corp	55,453
3,424		West Pharmaceutical Services, Inc	1,078,765
44,837	*	ZIOPHARM Oncology, Inc	23,826
33,838		Zoetis, Inc	5,997,786
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	92,355,632

REAL ESTATE - 3.9%
2,875		Alexandria Real Estate Equities, Inc	523,710
349		American Campus Communities, Inc	22,570
32,699		American Tower Corp	7,881,113
5,091		Boston Properties, Inc	598,702
13,234		CatchMark Timber Trust, Inc	108,651
41,029		CBRE Group, Inc	3,407,048
11,949		City Office REIT, Inc	177,323
35,811		Crown Castle International Corp	6,632,555
24,207	*	DiamondRock Hospitality Co	257,078
11,972		Empire State Realty Trust, Inc	103,438
8,794		Equinix, Inc	6,323,590
21,280		Franklin Street Properties Corp	109,805
4,263		Healthpeak Properties Inc	139,869
2,503	*	Howard Hughes Corp	251,026
65

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

973		Hudson Pacific Properties	$22,651
28,093		Independence Realty Trust, Inc	765,815
6,811		Iron Mountain, Inc	365,955
22,106		Macerich Co	277,430
32,490		Paramount Group, Inc	308,980
33,468		Park Hotels & Resorts, Inc	659,654
51,062		Prologis, Inc	8,184,728
3,682		SL Green Realty Corp	254,868
17,766	*	Sunstone Hotel Investors, Inc	217,634
4,386	*	Tejon Ranch Co	80,308
3,285		Ventas, Inc	182,482
40,242		Welltower, Inc	3,654,376
13,732	*	Xenia Hotels & Resorts, Inc	264,890
		TOTAL REAL ESTATE	41,776,249

RETAILING - 4.4%
6,440	*	1-800-FLOWERS.COM, Inc (Class A)	65,688
10,384		Designer Brands, Inc	143,507
114,767		eBay, Inc	5,958,703
929	*,e	GameStop Corp (Class A)	116,190
3,743		Hibbett Sports, Inc	161,623
44,412		Home Depot, Inc	13,341,365
2,594	*	Lands’ End, Inc	36,368
6,255	*	Liquidity Services, Inc	90,197
11		LKQ Corp	546
43,751		Lowe’s Companies, Inc	8,650,885
39,162		Macy’s, Inc	946,546
5,592		Nordstrom, Inc	143,714
18,211	*	Quotient Technology, Inc	96,700
19,430	*	RealReal, Inc	105,311
1,635		Signet Jewelers Ltd	114,777
34,416		Target Corp	7,869,218
98,711		TJX Companies, Inc	6,049,010
19,030		Williams-Sonoma, Inc	2,483,034
104		Winmark Corp	21,133
309	*	Zumiez, Inc	11,319
		TOTAL RETAILING	46,405,834

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
67,817		Applied Materials, Inc	7,483,606
5,538	*	Cirrus Logic, Inc	419,781
26,107	*	First Solar, Inc	1,906,594
218,030		Intel Corp	9,503,928
11,028		Lam Research Corp	5,136,401
88,266		NVIDIA Corp	16,370,695
31,143		NXP Semiconductors NV	5,322,339
89,920	*	ON Semiconductor Corp	4,685,731
10,812	*	Rambus, Inc	269,327
1,540	*	Silicon Laboratories, Inc	207,761
53,948		Texas Instruments, Inc	9,184,647
1,125		Universal Display Corp	143,696
4,925	*	Wolfspeed Inc	451,672
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	61,086,178
66

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 17.4%
33,307		Accenture plc	$10,004,091
25,058	*	Adobe, Inc	9,921,715
11,803	*	Ansys, Inc	3,253,969
24,328	*	Autodesk, Inc	4,604,804
34,383		Automatic Data Processing, Inc	7,501,683
11,106	*	Avaya Holdings Corp	102,731
6,757	*	Benefitfocus, Inc	71,962
960	*	Blackline, Inc	64,368
26,497	*	Cadence Design Systems, Inc	3,997,072
7,985	*	ChannelAdvisor Corp	115,862
4,679		Citrix Systems, Inc	468,368
11,181		Concentrix Corp	1,760,784
8,319		CSG Systems International, Inc	511,369
8,698		Dolby Laboratories, Inc (Class A)	673,834
64,586	*	DXC Technology Co	1,853,618
330	*	Elastic NV	25,126
9,187	*	ExlService Holdings, Inc	1,250,810
46,097		Fidelity National Information Services, Inc	4,570,518
1,161	*	Five9, Inc	127,826
615	*	HubSpot, Inc	233,349
62,193		International Business Machines Corp	8,222,537
17,523		Intuit, Inc	7,337,756
36,977		Mastercard, Inc (Class A)	13,436,702
211,593	d	Microsoft Corp	58,721,289
15,554	*	Mimecast Ltd	1,239,343
6,139	*	New Relic, Inc	388,415
29,388	*	Okta, Inc	3,506,282
3,687	*	OneSpan, Inc	52,097
83,406	*	PayPal Holdings, Inc	7,333,890
8,584	*	Perficient, Inc	853,335
52,532	*	salesforce.com, Inc	9,242,480
14,574	*	ServiceNow, Inc	6,967,829
19,439	*	Splunk, Inc	2,371,947
2,174	*	SPS Commerce, Inc	260,076
16,273	*	SVMK, Inc	257,439
3,682	*	Synopsys, Inc	1,055,961
14,747	*	Teradata Corp	609,788
2,488		TTEC Holdings, Inc	183,639
27,056		VMware, Inc (Class A)	2,923,130
55,305		Western Union Co	926,912
10,932	*	WEX, Inc	1,817,336
26,094	*	Workday, Inc	5,393,630
		TOTAL SOFTWARE & SERVICES	184,215,672

TECHNOLOGY HARDWARE & EQUIPMENT - 4.9%
9,516		Adtran, Inc	165,483
13,436		Avnet, Inc	586,616
2,779		Badger Meter, Inc	224,238
7,360		Benchmark Electronics, Inc	174,874
9,562	*	Ciena Corp	527,536
213,578		Cisco Systems, Inc	10,461,050
43,446		Cognex Corp	2,938,253
6,881	*	Coherent, Inc	1,843,420
11,948	*	CommScope Holding Co, Inc	72,046
4,296		CTS Corp	151,950
67

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

6,932	*	ePlus, Inc	$391,519
4,976	*	Fabrinet	488,593
2,448	*	FARO Technologies, Inc	83,942
19,930	*	Harmonic, Inc	165,419
366,225		Hewlett Packard Enterprise Co	5,643,527
169,543		HP, Inc	6,210,360
9,649	*	Insight Enterprises, Inc	958,821
36,195	*	Keysight Technologies, Inc	5,077,073
5,371	*	Kimball Electronics, Inc	95,819
22,213	*	Knowles Corp	411,385
172	*	Lumentum Holdings, Inc	13,968
600		Methode Electronics, Inc	26,766
17,963		National Instruments Corp	649,183
7,525	*	Netgear, Inc	163,292
147	*	OSI Systems, Inc	11,628
5,925	*,e	PAR Technology Corp	195,762
3,765	*	Plexus Corp	305,492
644	*	Ribbon Communications, Inc	2,222
5,063	*	Rogers Corp	1,370,655
10,913		SYNNEX Corp	1,092,282
65,685	*	Trimble Inc	4,381,189
26,737	*	TTM Technologies, Inc	372,981
17,946		Vishay Intertechnology, Inc	334,334
2,890	*	Vishay Precision Group, Inc	90,197
30,985		Vontier Corp	793,836
34,198		Xerox Holdings Corp	595,045
12,924	*	Zebra Technologies Corp (Class A)	4,777,486
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	51,848,242

TELECOMMUNICATION SERVICES - 1.5%
7,938	*	Iridium Communications, Inc	283,466
54,752	*	T-Mobile US, Inc	6,742,161
194,644		Verizon Communications, Inc	9,012,017
		TOTAL TELECOMMUNICATION SERVICES	16,037,644

TRANSPORTATION - 1.5%
10,562	*	Avis Budget Group, Inc	2,827,130
210,164		CSX Corp	7,217,032
18,763		Expeditors International of Washington, Inc	1,858,850
15,373		Old Dominion Freight Line	4,306,285
2,512		Ryder System, Inc	175,589
		TOTAL TRANSPORTATION	16,384,886

UTILITIES - 2.0%
64,635		Consolidated Edison, Inc	5,994,250
67,867		Eversource Energy	5,931,576
7,098		ONE Gas, Inc	598,858
40,390		Sempra Energy	6,517,330
7,958		Southwest Gas Holdings Inc	701,179
5,414	*	Sunnova Energy International, Inc	93,500
33,822		UGI Corp	1,160,095
		TOTAL UTILITIES	20,996,788

		TOTAL COMMON STOCKS	1,051,195,970
		(Cost $975,319,543)
68

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

SHARES		COMPANY			VALUE

RIGHTS / WARRANTS - 0.0%

MEDIA & ENTERTAINMENT - 0.0%
1,550	†	Media General, Inc			$0
		TOTAL MEDIA & ENTERTAINMENT			0

		TOTAL RIGHTS / WARRANTS			0
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.1%

GOVERNMENT AGENCY DEBT - 0.5%
$5,000,000		Federal Agricultural Mortgage Corp (FAMC)	0.000%	05/03/22	4,999,933
		TOTAL GOVERNMENT AGENCY DEBT			4,999,933

REPURCHASE AGREEMENT - 1.6%
16,895,000	r	Fixed Income Clearing Corp (FICC)	0.230	05/02/22	16,895,000
		TOTAL REPURCHASE AGREEMENT			16,895,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.0%
365,305	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		365,305
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			365,305

		TOTAL SHORT-TERM INVESTMENTS			22,260,238
		(Cost $22,260,249)
		TOTAL INVESTMENTS - 101.2%			1,073,456,208
		(Cost $997,579,792)
		OTHER ASSETS & LIABILITIES, NET - (1.2)%			(12,600,323)
		NET ASSETS - 100.0%			$1,060,855,885

REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $691,313.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $16,895,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.500% and maturity date 2/15/46, valued at $17,232,910.
69

TIAA-CREF FUNDS – Social Choice Low Carbon Equity Fund

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	32	06/17/22	$6,761,688	$6,604,000	$(157,688)
70

TIAA-CREF FUNDS – Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 94.7%

BRAZIL - 13.6%
11,542,002		Americanas S.A.	$56,029,702
7,715,472	*,a	Arcos Dorados Holdings, Inc	55,937,172
1,887,100		Banco do Brasil S.A.	12,680,036
1,271,425	*	Pagseguro Digital Ltd	18,702,662
3,512,000		Petroleo Brasileiro S.A. (Preference)	21,509,797
1,622,940	*	StoneCo Ltd	15,288,095
444,707	*	XP, Inc	10,944,239
		TOTAL BRAZIL	191,091,703

CHILE - 0.9%
178,743		Sociedad Quimica y Minera de Chile S.A. (ADR)	13,191,233
		TOTAL CHILE	13,191,233

CHINA - 21.4%
4,734,308	*	Alibaba Group Holding Ltd	57,747,563
520,801	*	Baidu, Inc (ADR)	64,667,860
41,298,000		Bank of China Ltd - H	16,204,610
706,473	*,e	Baozun, Inc (ADR)	5,397,454
2,911,320	*	HUYA, Inc (ADR)	12,023,752
2,745,513	*	iClick Interactive Asia Group Ltd (ADR)	2,827,878
61,522	*	JD.com, Inc	1,918,166
19,512,000		Lenovo Group Ltd	18,946,204
622,733	*	Pinduoduo, Inc (ADR)	26,833,565
1,478,077		Ping An Insurance Group Co of China Ltd (Class A)	9,930,021
1,142,776		Tencent Holdings Ltd	53,853,188
3,880,772	*	Vipshop Holdings Ltd (ADR)	29,726,713
		TOTAL CHINA	300,076,974

HONG KONG - 1.5%
1,603,575	*	Melco Crown Entertainment Ltd (ADR)	9,172,449
22,290	*,†	Mongolian Metals Corporation	0
17,183,500	g	WH Group Ltd	11,866,909
		TOTAL HONG KONG	21,039,358

INDIA - 12.0%
202,857		Dr Reddy’s Laboratories Ltd	10,925,269
22,956,912		Edelweiss Capital Ltd	17,916,917
1,132,975		Housing Development Finance Corp	32,688,527
1,023,221		Piramal Healthcare Ltd	28,659,865
6,934,488	*,g	RBL Bank Ltd	10,772,114
1,880,755		Reliance Industries Ltd	68,144,311
		TOTAL INDIA	169,107,003
71

TIAA-CREF FUNDS – Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

INDONESIA - 2.9%
42,306,500		Astra International Tbk PT	$22,089,980
9,237,400		PT United Tractors Tbk	19,291,045
		TOTAL INDONESIA	41,381,025

KOREA, REPUBLIC OF - 13.0%
126,144		Amorepacific Corp	17,951,020
391,414		KB Financial Group, Inc	18,210,177
24,265		LG Chem Ltd	9,938,094
139,551		LG Electronics, Inc	12,638,724
88,410		Naver Corp	19,694,123
59,439		POSCO	13,571,516
1,498,953		Samsung Electronics Co Ltd	79,884,519
337,513		Shinhan Financial Group Co Ltd	11,213,735
		TOTAL KOREA, REPUBLIC OF	183,101,908

MACAU - 2.0%
5,478,800	*	Sands China Ltd	12,076,234
24,888,100	*	Wynn Macau Ltd	15,286,917
		TOTAL MACAU	27,363,151

MEXICO - 5.1%
646,841		Fomento Economico Mexicano SAB de C.V. (ADR)	48,344,896
2,502,538		Grupo Televisa SAB (ADR)	23,098,426
		TOTAL MEXICO	71,443,322

PERU - 1.0%
98,300		Credicorp Ltd	13,652,887
		TOTAL PERU	13,652,887

QATAR - 0.9%
1,992,578		Qatar National Bank	12,721,202
		TOTAL QATAR	12,721,202

SAUDI ARABIA - 1.4%
1,684,447	g	Saudi Arabian Oil Co	20,128,776
		TOTAL SAUDI ARABIA	20,128,776

SOUTH AFRICA - 2.2%
131,775		Naspers Ltd (N Shares)	13,290,291
1,594,495		Standard Bank Group Ltd	16,897,669
		TOTAL SOUTH AFRICA	30,187,960

TAIWAN - 11.2%
7,360,000		Hon Hai Precision Industry Co, Ltd	25,215,945
679,000		MediaTek, Inc	18,718,658
6,290,400		Taiwan Semiconductor Manufacturing Co Ltd	113,747,066
		TOTAL TAIWAN	157,681,669

TANZANIA, UNITED REPUBLIC OF - 0.9%
624,334		AngloGold Ashanti Ltd (ADR)	12,748,900
		TOTAL TANZANIA, UNITED REPUBLIC OF	12,748,900

THAILAND - 3.5%
6,551,400		CP Seven Eleven PCL (ADR)	12,352,249
72

TIAA-CREF FUNDS – Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

3,077,500		PTT Exploration & Production PCL (ADR)	$13,465,328
7,168,100		PTT Global Chemical PCL (ADR)	10,392,426
11,759,700		PTT PCL	12,780,755
		TOTAL THAILAND	48,990,758

UNITED ARAB EMIRATES - 1.0%
2,306,037		National Bank of Abu Dhabi PJSC	14,088,420
		TOTAL UNITED ARAB EMIRATES	14,088,420

UNITED STATES - 0.2%
722,668	*	Grab Holdings Ltd.	2,131,871
		TOTAL UNITED STATES	2,131,871

		TOTAL COMMON STOCKS	1,330,128,120
		(Cost $1,557,017,115)

PREFERRED STOCKS - 0.0%

PHILIPPINES - 0.0%
1,721,900	*,†	Ayala Land, Inc	3,298
		TOTAL PHILIPPINES	3,298

		TOTAL PREFERRED STOCKS (Cost $4,057)	3,298

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 4.7%

GOVERNMENT AGENCY DEBT - 1.7%
$13,604,000		Federal Farm Credit Bank (FFCB)	0.000%	05/04/22	13,603,639
10,000,000		Federal Home Loan Bank (FHLB)	0.000	05/06/22	9,999,468
		TOTAL GOVERNMENT AGENCY DEBT			23,603,107

REPURCHASE AGREEMENT - 2.9%
41,540,000	r	Fixed Income Clearing Corp (FICC)	0.250	05/02/22	41,540,000
		TOTAL REPURCHASE AGREEMENT			41,540,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.1%
727,368	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		727,368
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			727,368

		TOTAL SHORT-TERM INVESTMENTS			65,870,475
		(Cost $65,870,733)
		TOTAL INVESTMENTS - 99.4%			1,396,001,893
		(Cost $1,622,891,905)
		OTHER ASSETS & LIABILITIES, NET - 0.6%			8,868,724
		NET ASSETS - 100.0%			$1,404,870,617

ADR American Depositary Receipt
73

TIAA-CREF FUNDS – Emerging Markets Equity Fund

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $454,282.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $42,767,799 or 3.0% of net assets.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $41,540,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 3.000% and maturity date 11/15/45, valued at $42,370,899.

74

TIAA-CREF FUNDS – International Equity Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited)
April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 94.0%

AUSTRALIA - 6.3%
2,520,361	e	BHP Billiton Ltd	$84,218,933
1,424,844		Commonwealth Bank of Australia	103,562,669
9,511,993		Glencore Xstrata plc	58,609,706
4,820,223	*	NEXTDC Ltd	37,423,470
1,058,063		Rio Tinto plc	74,758,653
		TOTAL AUSTRALIA	358,573,431

BRAZIL - 0.7%
11,329,098		Banco Bradesco S.A. (Preference)	41,201,303
		TOTAL BRAZIL	41,201,303

DENMARK - 1.4%
492,997		DSV AS	80,827,676
		TOTAL DENMARK	80,827,676

FINLAND - 1.2%
6,660,944		Nordea Bank Abp	66,455,564
		TOTAL FINLAND	66,455,564

FRANCE - 10.8%
1,280,437		Airbus SE	140,171,796
1,743,966		Compagnie de Saint-Gobain	101,739,768
238,757		Dassault Systemes SE	10,558,874
556,035		Essilor International S.A.	94,663,690
137,258		Kering	73,031,192
1,852,731		Total S.A.	90,974,586
1,115,728		Valeo S.A.	20,285,173
655,404		Vinci S.A.	63,596,378
2,018,828		Vivendi Universal S.A.	23,187,397
		TOTAL FRANCE	618,208,854

GERMANY - 10.1%
258,729		Adidas-Salomon AG.	52,175,075
2,484,325	*	Bayer AG.	163,645,071
1,286,596		Deutsche Post AG.	54,966,545
845,745		HeidelbergCement AG.	48,721,193
1,354,299		Infineon Technologies AG.	38,439,357
1,677,234		RWE AG.	69,637,745
733,828		Siemens AG.	90,227,802
375,754		Volkswagen AG. (Preference)	58,191,674
		TOTAL GERMANY	576,004,462

HONG KONG - 1.5%
1,981,724		Hong Kong Exchanges and Clearing Ltd	84,062,702
		TOTAL HONG KONG	84,062,702
75

TIAA-CREF FUNDS – International Equity Fund

SHARES		COMPANY	VALUE

IRELAND - 1.5%
2,141,395		CRH plc	$84,638,299
		TOTAL IRELAND	84,638,299

ITALY - 2.0%
6,670,410		Enel S.p.A.	43,376,960
1,307,128		Moncler S.p.A	68,093,128
		TOTAL ITALY	111,470,088

JAPAN - 18.3%
4,545,900		Daiichi Sankyo Co Ltd	114,460,738
394,916		Daikin Industries Ltd	60,350,108
2,744,379	*	Hitachi Ltd	130,156,151
144,300		Keyence Corp	58,009,195
152,628		Nintendo Co Ltd	69,658,001
2,909,300		ORIX Corp	53,062,608
2,392,600		Recruit Holdings Co Ltd	86,807,335
2,205,500	*	SBI Holdings, Inc	49,330,647
1,005,900		Shiseido Co Ltd	47,550,333
1,796,959		Sony Corp	155,079,386
1,944,100		Sumitomo Mitsui Financial Group, Inc	58,738,911
9,205,945	*	Toyota Motor Corp	157,731,953
		TOTAL JAPAN	1,040,935,366

KOREA, REPUBLIC OF - 0.6%
80,689		LG Chem Ltd	33,047,388
		TOTAL KOREA, REPUBLIC OF	33,047,388

NETHERLANDS - 9.5%
186,099		ASML Holding NV	105,618,343
641,788	e	Heineken NV	62,645,553
7,030,523		ING Groep NV	66,608,649
19,613,806		Koninklijke KPN NV	67,679,251
7,188,941		Shell plc	192,993,533
1,921,810		Universal Music Group NV	44,598,310
		TOTAL NETHERLANDS	540,143,639

NORWAY - 1.7%
2,802,971		Equinor ASA	94,739,195
		TOTAL NORWAY	94,739,195

SPAIN - 1.1%
12,484,981		Banco Bilbao Vizcaya Argentaria S.A.	65,511,827
		TOTAL SPAIN	65,511,827

SWITZERLAND - 8.7%
120,855		Lonza Group AG.	71,260,197
581,628		Nestle S.A.	75,084,729
1,458,689		Novartis AG.	128,903,241
384,262		Roche Holding AG.	142,489,620
170,400		Zurich Insurance Group AG	77,577,925
		TOTAL SWITZERLAND	495,315,712
76

TIAA-CREF FUNDS – International Equity Fund

SHARES	COMPANY	VALUE

TAIWAN - 0.8%
497,138	Taiwan Semiconductor Manufacturing Co Ltd (ADR)	$46,199,034
	TOTAL TAIWAN	46,199,034

UNITED KINGDOM - 16.0%
1,397,046	Ashtead Group plc	72,237,377
1,588,635	AstraZeneca plc	211,989,483
30,907,248	Barclays plc	56,811,879
7,532,092	BP plc	36,363,384
1,590,669	British American Tobacco plc	66,668,675
3,233,874	Diageo plc	161,334,268
7,345,745	HSBC Holdings plc	45,904,505
362,884	Linde plc (Xetra)	113,814,066
981,309	Reckitt Benckiser Group plc	76,527,934
21,215,356	Tesco plc	72,075,308
	TOTAL UNITED KINGDOM	913,726,879

UNITED STATES - 1.8%
3,724,156	GlaxoSmithKline plc	83,952,089
149,726	Schneider Electric S.A.	21,481,057
	TOTAL UNITED STATES	105,433,146

	TOTAL COMMON STOCKS	5,356,494,565
	(Cost $4,892,191,722)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 4.9%

GOVERNMENT AGENCY DEBT - 2.5%
$5,000,000		Federal Agricultural Mortgage Corp (FAMC)	0.000%	05/03/22	4,999,933
68,555,000		Federal Farm Credit Bank (FFCB)	0.000	05/04/22	68,553,176
10,000,000		FFCB	0.000	06/14/22	9,991,435
14,725,000		Federal Home Loan Bank (FHLB)	0.000	05/05/22	14,724,412
10,000,000		FHLB	0.000	05/06/22	9,999,468
30,000,000		FHLB	0.000	05/13/22	29,995,611
5,000,000		FHLB	0.000	05/18/22	4,998,936
		TOTAL GOVERNMENT AGENCY DEBT			143,262,971

REPURCHASE AGREEMENT - 1.8%
100,065,000	r	Fixed Income Clearing Corp (FICC)	0.250	05/02/22	100,065,000
		TOTAL REPURCHASE AGREEMENT			100,065,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
34,029,231	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		34,029,231
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			34,029,231

		TOTAL SHORT-TERM INVESTMENTS			277,357,202
		(Cost $277,360,868)
		TOTAL INVESTMENTS - 98.9%			5,633,851,767
		(Cost $5,169,552,590)
		OTHER ASSETS & LIABILITIES, NET - 1.1%			63,119,803
		NET ASSETS - 100.0%			$5,696,971,570

77

TIAA-CREF FUNDS – International Equity Fund

ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $40,002,674.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $100,065,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rates 2.875%-3.000% and maturity dates 8/15/45-11/15/45, valued at $102,066,389.

78

TIAA-CREF FUNDS – International Opportunities Fund

TIAA-CREF FUNDS
INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (unaudited)
April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 92.5%

AUSTRALIA - 2.6%
1,464,354		Australia & New Zealand Banking Group Ltd	$27,865,467
990,827		IDP Education Ltd	18,381,228
4,272,409	*,e	PointsBet Holdings Ltd	8,706,377
785,500	*,e	Zip Co Ltd	577,771
		TOTAL AUSTRALIA	55,530,843

BRAZIL - 5.3%
4,678,524		Banco BTG Pactual S.A. - Unit	21,850,366
5,623,500		Itau Unibanco Holding S.A.	27,150,951
9,435,800		Magazine Luiza S.A.	9,313,748
1,208,021	*	Pagseguro Digital Ltd	17,769,989
2,097,700		Vale S.A.	35,339,644
		TOTAL BRAZIL	111,424,698

CANADA - 11.7%
1,049,500		Alimentation Couche-Tard, Inc	46,721,601
396,248	e	Bank of Montreal	42,013,731
344,859		Cameco Corp (Toronto)	8,904,350
653,557		Dollarama, Inc	36,334,442
882,260	*,e	Lightspeed Commerce, Inc	19,717,187
407,696		Nutrien Ltd	40,063,475
50,755	*	Shopify, Inc (Class A)	21,711,280
830,767		Suncor Energy, Inc	29,864,025
		TOTAL CANADA	245,330,091

CHINA - 3.8%
866,250	*	JD.com, Inc	27,008,407
230,600		Silergy Corp	20,530,879
703,300		Tencent Holdings Ltd	33,142,932
		TOTAL CHINA	80,682,218

DENMARK - 3.9%
182,956		Carlsberg AS (Class B)	23,241,473
510,300		Novo Nordisk AS	58,289,646
		TOTAL DENMARK	81,531,119

FRANCE - 5.1%
186,139		Essilor International S.A.	31,689,740
83,512		L’Oreal S.A.	30,382,490
127,639		Teleperformance	45,811,050
		TOTAL FRANCE	107,883,280

GERMANY - 4.0%
453,465	*	Bayer AG.	29,870,211
161,482		Beiersdorf AG.	16,219,334
79

TIAA-CREF FUNDS – International Opportunities Fund

SHARES		COMPANY	VALUE

148,233		Deutsche Boerse AG.	$25,806,555
278,006	*	HelloFresh SE	11,719,122
		TOTAL GERMANY	83,615,222

HONG KONG - 0.3%
1,099,761	*	Melco Crown Entertainment Ltd (ADR)	6,290,633
		TOTAL HONG KONG	6,290,633

INDIA - 1.0%
449,229		MindTree Ltd	20,556,444
		TOTAL INDIA	20,556,444

INDONESIA - 1.4%
85,976,300		Bank Rakyat Indonesia	28,646,186
		TOTAL INDONESIA	28,646,186

IRELAND - 3.6%
626,315		CRH plc	24,755,001
163,532	*	Flutter Entertainment plc	16,517,812
321,350		Keywords Studios plc	9,714,124
587,889		Smurfit Kappa Group plc	24,841,700
		TOTAL IRELAND	75,828,637

ITALY - 4.7%
629,250		Amplifon S.p.A.	25,103,841
1,926,620		Davide Campari-Milano NV	21,738,401
141,800	e	Ferrari NV	29,856,662
445,951		Moncler S.p.A	23,231,236
		TOTAL ITALY	99,930,140

JAPAN - 8.2%
60,200		BayCurrent Consulting, Inc	19,737,604
784,400		Benefit One, Inc	11,893,405
206,900		GMO Payment Gateway, Inc	17,358,885
1,225,700		Infomart Corp	6,104,417
1,126,000		MonotaRO Co Ltd	19,342,477
241,000		Paltac Corp	8,783,968
670,900		Recruit Holdings Co Ltd	24,341,320
2		Seria Co Ltd	39
144,999	*	SHIFT, Inc	27,477,287
695,200		SMS Co Ltd	16,315,439
836,000		TechnoPro Holdings, Inc	21,291,325
		TOTAL JAPAN	172,646,166

NETHERLANDS - 5.0%
13,634	*,g	Adyen NV	22,868,218
87,682		ASML Holding NV	49,762,909
3,492,429		ING Groep NV	33,088,004
		TOTAL NETHERLANDS	105,719,131

NORWAY - 4.4%
1,304,247	e	Aker BP ASA	46,729,676
1,364,890		Equinor ASA	46,132,686
		TOTAL NORWAY	92,862,362

80

TIAA-CREF FUNDS – International Opportunities Fund

SHARES		COMPANY	VALUE

PHILIPPINES - 1.0%
5,703,054		BDO Unibank, Inc	$14,092,636
6,009,020		Robinsons Retail Holdings, Inc	6,147,476
		TOTAL PHILIPPINES	20,240,112

PORTUGAL - 1.2%
1,204,396		Jeronimo Martins SGPS S.A.	25,071,478
		TOTAL PORTUGAL	25,071,478

SINGAPORE - 0.6%
327,824		STMicroelectronics NV	12,112,166
		TOTAL SINGAPORE	12,112,166

SPAIN - 1.3%
441,397	*	Amadeus IT Holding S.A.	27,659,223
142,139	*,†,e	Let’s GOWEX S.A.	1,500
		TOTAL SPAIN	27,660,723

SWEDEN - 4.0%
152,148	g	Evolution Gaming Group AB	15,610,125
2,009,889	*,e	Hexagon AB	25,933,438
652,000	*,e	Intrum Justitia AB	15,760,838
3,273,725	e	Swedish Match AB	26,074,500
		TOTAL SWEDEN	83,378,901

SWITZERLAND - 4.9%
6,007		Givaudan S.A.	23,874,951
52,867		Lonza Group AG.	31,172,172
128,319		Roche Holding AG.	47,582,445
		TOTAL SWITZERLAND	102,629,568

TAIWAN - 3.5%
1,197,540		Dadi Early-Childhood Education Group Ltd	4,405,219
938,000		Eclat Textile Co Ltd	15,391,189
2,700,349		Hota Industrial Manufacturing Co Ltd	6,873,982
2,597,000		Taiwan Semiconductor Manufacturing Co Ltd	46,960,628
		TOTAL TAIWAN	73,631,018

UNITED KINGDOM - 8.5%
613,152		Ashtead Group plc	31,704,391
3,252,963		Beazley plc	17,654,337
3,360,116	*,e	Darktrace plc	18,125,347
343,237		Dechra Pharmaceuticals plc	15,553,904
1,880,365		Electrocomponents plc	24,543,421
447,623		Fevertree Drinks plc	10,149,736
76,655		Linde plc (Xetra)	24,041,890
951,691		Travis Perkins plc	14,515,595
7,333,728		Tritax Big Box REIT plc	22,387,439
		TOTAL UNITED KINGDOM	178,676,060

UNITED STATES - 2.5%
173,862		Ferguson plc	21,810,847
980,069	*	Grab Holdings Ltd.	2,891,203
79,741	*	Lululemon Athletica, Inc	28,278,551
		TOTAL UNITED STATES	52,980,601

		TOTAL COMMON STOCKS	1,944,857,797
		(Cost $1,539,713,199)
81

TIAA-CREF FUNDS – International Opportunities Fund

SHARES		COMPANY	VALUE

RIGHTS / WARRANTS - 0.0%

AUSTRALIA - 0.0%
112,654	e	PointsBet Holdings Pty Ltd	$3,980
		TOTAL AUSTRALIA	3,980

		TOTAL RIGHTS / WARRANTS	3,980
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 11.2%

GOVERNMENT AGENCY DEBT - 2.3%
$15,450,000		Federal Home Loan Bank (FHLB)	0.000%	05/04/22	15,449,589
5,090,000		FHLB	0.000	05/05/22	5,089,797
10,000,000		FHLB	0.000	05/13/22	9,998,537
10,000,000		FHLB	0.000	05/18/22	9,997,872
7,792,000		FHLB	0.000	05/25/22	7,789,616
		TOTAL GOVERNMENT AGENCY DEBT			48,325,411

REPURCHASE AGREEMENT - 3.4%
71,850,000	r	Fixed Income Clearing Corp (FICC)	0.250	05/02/22	71,850,000
		TOTAL REPURCHASE AGREEMENT			71,850,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.5%
114,799,533	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		114,799,533
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			114,799,533

		TOTAL SHORT-TERM INVESTMENTS			234,974,944
		(Cost $234,977,934)
		TOTAL INVESTMENTS - 103.7%			2,179,836,721
		(Cost $1,774,691,133)
		OTHER ASSETS & LIABILITIES, NET - (3.7)%			(77,156,186)
		NET ASSETS - 100.0%			$2,102,680,535

ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $178,503,599.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $38,478,343 or 1.8% of net assets.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $71,850,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rates 2.500%-3.000% and maturity dates 2/15/45-5/15/45, valued at $73,287,051.

82

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

TIAA-CREF FUNDS

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUSTRALIA - 7.4%
946,930		Abacus Property Group	$2,173,197
59,212		Australian Ethical Investment Ltd	240,596
1,294,520	e	Bank of Queensland Ltd (ASE)	7,344,540
543,375		Bendigo Bank Ltd	4,051,308
1,616,260		Boral Ltd	4,031,965
303,281		BWX Ltd	398,965
522,699		carsales.com Ltd	7,716,643
926,795		Centuria Capital Group	1,800,190
526,571		Centuria Office REIT	811,820
653,483		Charter Hall Education Trust	1,849,901
1,999,004		Charter Hall Long Wale REIT	7,502,378
1,189,001		Cleanaway Waste Management Ltd	2,665,191
156,790		Codan Ltd	781,894
3,304,651	g	Coronado Global Resources, Inc	5,323,659
14,370		Futuris Corp Ltd	144,463
129,523		Growthpoint Properties Australia Ltd	398,391
466,752		Healius Ltd	1,468,698
48,863		Home Consortium	230,373
1,098,077		HomeCo Daily Needs REIT	1,105,581
270,223		Iluka Resources Ltd	2,116,629
864,602		Ingenia Communities Group	2,846,360
1,238,947		Macquarie CountryWide Trust	3,870,171
2,608,439	*,e	nearmap Ltd	2,208,314
280,591		Netwealth Group Ltd	2,540,625
930,659		NRW Holdings Ltd	1,268,837
1,352,571		Nufarm Ltd	6,084,811
1,689,044		Orora Ltd	4,733,263
236,187		Pact Group Holdings Ltd	381,421
713,689		Perenti Global Ltd	354,605
26,778	e	Perpetual Trustees Australia Ltd	615,619
2,139,859		Perseus Mining Ltd	2,977,671
105,845		Premier Investments Ltd	1,875,570
3,328,979		Qube Logistics Holdings Ltd	6,879,174
193,025		SmartGroup Corp Ltd	1,208,864
894,893		Steadfast Group Ltd	3,239,855
991,760		United Malt Grp Ltd	2,897,786
1,279,245		Waypoint REIT	2,411,481
		TOTAL AUSTRALIA	98,550,809

AUSTRIA - 0.8%
136,019		BAWAG Group AG.	6,458,707
27,154		CA Immobilien Anlagen AG.	766,901
16,103		EVN AG.	409,923
171,709		Uniqa Versicherungen AG.	1,309,119
34,459		Wienerberger AG.	972,703
		TOTAL AUSTRIA	9,917,353
83

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

BELGIUM - 0.5%
121,796		Fagron NV	$2,284,624
18,513		Gimv NV	1,062,335
29,305		KBC Ancora	1,185,637
7,736		Melexis NV	664,016
15,845		Montea C.V.A	1,891,817
		TOTAL BELGIUM	7,088,429

BRAZIL - 2.4%
362,829	*	Azul S.A.	1,612,345
1,082,000		Boa Vista Servicos S.A.	1,757,392
2,456,560	*	BR Malls Participacoes S.A.	4,715,411
1,871,000		Cia de Saneamento de Minas Gerais-COPASA	5,169,522
397,900		EDP - Energias do Brasil S.A.	1,704,613
36,000		Enauta Participacoes S.A.	150,293
2,628,500	*	Grupo Mateus S.A.	2,514,751
848,000		Guararapes Confeccoes S.A.	1,581,440
2,691,100	*	Hidrovias do Brasil S.A.	1,736,387
91,300	*	Hospital Mater Dei S.A.	221,604
442,200		LOG Commercial Properties e Participacoes S.A.	2,140,363
107,500		M Dias Branco S.A.	514,674
1,368,100		Metalurgica Gerdau S.A.	3,143,563
77,900		Movida Participacoes S.A.	285,983
1,384,790		Odontoprev S.A.	2,842,994
391,000		Vivara Participacoes S.A.	2,011,962
		TOTAL BRAZIL	32,103,297

CANADA - 8.2%
284,843	*	Baytex Energy Trust	1,456,754
217,576	*	Celestica, Inc	2,445,645
100,324		Choice Properties REIT	1,185,473
155,209		CI Financial Corp	2,023,704
1,059,581	e	Corus Entertainment, Inc	3,472,414
965,243		Crescent Point Energy Corp	6,687,162
89,417	*,e	dentalcorp Holdings Ltd	1,002,996
23,548	*	Descartes Systems Group, Inc	1,462,573
161,455		Enerplus Corp	1,978,206
32,043		Enghouse Systems Ltd	901,190
572,787	*,e	Enthusiast Gaming Holdings, Inc	1,105,758
318,071		Finning International, Inc	8,948,029
588,152	e	Freehold Royalty Trust	6,858,301
100,702		Granite REIT	7,457,898
390,863		H&R Real Estate Investment Trust	3,888,397
1,059,411	*	Headwater Exploration, Inc	5,467,555
15,324	g	Jamieson Wellness, Inc	385,292
267,220	*	Kelt Exploration Ltd	1,379,106
163,305		Killam Apartment Real Estate Investment Trust	2,569,100
52,150	*	Kinaxis, Inc	5,770,945
81,286	e	Maverix Metals, Inc	366,361
8,107		Morguard Corp	796,406
17,235		Morguard North American Resid	247,527
393,263		PrairieSky Royalty Ltd	5,396,977
97,715		Primaris REIT	1,051,198
164,082		Slate Grocery REIT	2,018,056
84

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

179,824	*	Solaris Resources, Inc	$1,798,730
23,380	*,g	Spin Master Corp	840,999
148,119	e	Superior Plus Corp	1,306,339
842,664		Tamarack Valley Energy Ltd	3,299,420
132,370	e	Timbercreek Financial Corp	938,692
339,726	e	Topaz Energy Corp	6,018,887
309,079	*	Torex Gold Resources, Inc	3,459,741
167,564		Tourmaline Oil Corp	8,629,614
345,116		TransAlta Corp	3,701,941
104,864		Vermilion Energy, Inc	2,043,160
		TOTAL CANADA	108,360,546

CHILE - 0.2%
204,554		CAP S.A.	2,537,135
11,581		Empresa Nacional de Telecomunicaciones S.A.	42,304
267,191		Engie Energia Chile S.A.	121,526
		TOTAL CHILE	2,700,965

CHINA - 2.1%
608,000	*,e,g	Antengene Corp Ltd	478,838
2,908,000		Central China Management Co Ltd	455,457
7,952,000		China BlueChemical Ltd	2,733,500
348,000		China Shineway Pharmaceutical Group Ltd	284,306
3,333,000		China XLX Fertiliser Ltd	2,860,061
4,565,760	*,†,e	China Zhongwang Holdings Ltd	5,818
8,232,000	*	Citic Resources Holdings Ltd	576,990
2,589,000		Citic Telecom International Holdings Ltd	929,093
1,498,000		Cofco International Ltd	535,097
6,704,000	*	Coolpad Group Ltd	152,588
548,000	e	CSSC Hong Kong Shipping Co Ltd	86,422
1,204,000	*,†,e,g	CStone Pharmaceuticals	773,310
591,000	e	DaFa Properties Group Ltd	287,705
325,000		Excellence Commercial Property & Facilities Management Group Ltd	169,205
4,220,000	†,e	Fire Rock Holdings Ltd	301,160
11,446,823		Fushan International Energy Group Ltd	4,277,347
7,454,000		Gemdale Properties and Investment Corp Ltd	790,592
4,442,000	g	Greentown Management Holdings Co Ltd	3,349,201
6,547,800	*,e,g	Haichang Holdings Ltd	4,383,796
818,000		JH Educational Technology, Inc	421,144
741,000		Jingrui Holdings Ltd	153,309
288,500		JNBY Design Ltd	313,711
887,200		KWG Living Group Holdings Ltd	333,787
729,000	*,g	Peijia Medical Ltd	621,679
5,475,500		Shui On Land Ltd	774,887
1,144,000		Sinopec Kantons Holdings Ltd	389,211
402,440	*	Tongdao Liepin Group	745,696
1,280,000		VST Holdings Ltd	1,102,016
		TOTAL CHINA	28,285,926

COLOMBIA - 0.0%
102,367		Cementos Argos S.A.	155,309
		TOTAL COLOMBIA	155,309

CZECH REPUBLIC - 0.0%
338	*	Philip Morris CR	255,011
		TOTAL CZECH REPUBLIC	255,011
85

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

DENMARK - 1.4%
37,023		Chemometec A.S.	$4,185,170
54,861		Dfds A.S.	2,124,586
14,469	*	Nilfisk Holding A.S.	405,045
24,496		PER Aarsleff A.S.	940,077
10,605		Royal Unibrew A.S.	914,057
102,125	g	Scandinavian Tobacco Group A.S.	2,128,870
87,836		Sydbank AS	3,019,174
82,064		Topdanmark AS	4,618,078
		TOTAL DENMARK	18,335,057

EGYPT - 0.0%
24,000		Misr Fertilizers Production Co SAE	141,740
		TOTAL EGYPT	141,740

FINLAND - 0.5%
45,655		Aktia Bank Oyj	462,931
17,421		F-Secure Oyj	95,383
189,143		Kesko Oyj (B Shares)	4,761,949
8,264		Nokian Renkaat Oyj	110,974
22,452		Sanoma-WSOY Oyj	283,614
40,525		Tokmanni Group Corp	526,607
		TOTAL FINLAND	6,241,458

FRANCE - 1.8%
34,201	*	Beneteau S.A.	429,394
368,462		Elis S.A.	5,284,204
34,727		Eramet	4,628,486
5,256		Inter Parfums S.A.	291,632
24,059		Neopost S.A.	449,934
7,220		Sa des Ciments Vicat	217,113
293,017		SPIE S.A.	6,896,455
478,629	*	Vallourec S.A.	5,639,772
		TOTAL FRANCE	23,836,990

GEORGIA - 0.0%
19,299		Bank of Georgia Group plc	298,005
		TOTAL GEORGIA	298,005

GERMANY - 4.0%
118,015		Aixtron AG.	3,025,521
4,079		Amadeus Fire AG	570,918
106,511		Cancom SE	5,143,147
8,777		Dermapharm Holding SE	496,257
25,703		Deutsche Beteiligungs AG.	798,754
89,100		DIC Asset AG.	1,246,501
1,151		Draegerwerk AG. & Co KGaA	52,782
1,265		Einhell Germany AG.	260,230
108,622	*	ElringKlinger AG.	900,510
34,116		Hamburger Hafen und Logistik AG.	555,188
667,598	*	Heidelberger Druckmaschinen	1,474,971
136,316		Hensoldt AG.	3,796,260
4,688		Hornbach Holding AG. & Co KGaA	561,171
86

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

136,147		Hugo Boss AG.	$7,635,518
14,811	g	JOST Werke AG.	572,880
275,649	*	K&S AG.	9,258,494
12,965		KWS Saat AG.	956,724
473,916		Metro Wholesale & Food Specialist AG.	4,162,853
36,464	*	Morphosys AG.	768,763
26,843		Patrizia Immobilien AG.	460,451
22,178	*	PVA TePla AG.	547,409
6,105		Rheinmetall AG.	1,376,214
8,780		Sixt AG. (Preference)	634,580
22,427		Software AG.	690,298
70,862		Softwareone Holding AG.	958,088
28,310		Stabilus S.A.	1,333,439
9,688		Steico SE	972,062
26,431		TAG Tegernsee Immobilien und Beteiligungs AG.	528,235
51,424	*,g	TeamViewer AG.	617,040
92,768		Wacker Construction Equipment AG.	1,926,064
8,925		Wuestenrot & Wuerttembergische AG.	168,347
		TOTAL GERMANY	52,449,669

GREECE - 0.1%
61,950		Holding CO ADMIE IPTO S.A.	148,582
512,149	*	Piraeus Financial Holdings S.A.	739,370
47,717		Sarantis S.A.	364,769
		TOTAL GREECE	1,252,721

GUERNSEY, C.I. - 0.0%
371,924		BMO Commercial Property Trust Ltd	548,971
		TOTAL GUERNSEY, C.I.	548,971

HONG KONG - 1.3%
727,600		ASM Pacific Technology	7,332,594
10,858,000	*,e	Beijing Energy International Holding Co Ltd	358,088
1,019,000		BOCOM International Holdings Co Ltd	138,921
512,000		Canvest Environment Protection Group Co Ltd	215,004
133,000		Chow Sang Sang Holding	147,250
5,950,000		Concord New Energy Group Ltd	547,675
853,000		Digital China Holdings Ltd	401,270
11,608,000	*,e	Glory Sun Financial Group Ltd	112,426
984,000		Hang Lung Group Ltd	1,921,251
1,881,000		HKBN Ltd	2,197,643
10,054,800		Hutchison Port Holdings Trust	2,396,622
337,500	e	LK Technology Holdings Ltd	418,429
200,000		Luk Fook Holdings International Ltd	457,782
472,000		Stella International Holdings Ltd	499,248
		TOTAL HONG KONG	17,144,203

HUNGARY - 0.0%
119,211		Magyar Telekom	129,018
		TOTAL HUNGARY	129,018

INDIA - 3.4%
100,275	*	Aditya Birla Fashion and Retail Ltd	370,896
9,016	*	Affle India Ltd	141,623
16,449		Amara Raja Batteries Ltd	120,090
87

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

5,331	*	APL Apollo Tubes Ltd	$71,094
28,551		Astral Polytechnik Ltd	798,187
2,780		Balaji Amines Ltd	116,529
575,086	*	Brightcom Group Ltd	624,069
862,629		Brightcom Group Ltd	936,103
103,823		BSE Ltd	1,212,303
112,766		Castrol India Ltd	158,920
421,023		Central Depository Services India Ltd	7,520,583
100,793		Century Textile & Industries Ltd	1,091,930
83,869		CESC Ltd	93,423
76,795		Chambal Fertilizers & Chemicals Ltd	455,254
2,532	*	Clean Science & Technology Ltd	63,658
31,000		Computer Age Management Services Ltd	995,446
28,377		Coromandel International Ltd	330,511
152,950		Crompton Greaves Consumer Electricals Ltd	765,673
307,237	*	Crompton Greaves Ltd	788,839
8,439		Cummins India Ltd	112,507
34,214		Dalmia Bharat Ltd	675,851
35,942		Deepak Fertilizers & Petrochemicals Corp Ltd	312,376
32,308		Deepak Nitrite Ltd	971,130
53,012	*	Devyani International Ltd	118,234
608,640	*	Dhani Services Ltd	435,323
26,926		Emami Ltd	172,083
40,045		Glenmark Pharmaceuticals Ltd	229,164
73,610		Gujarat State Fertilisers & Chemicals Ltd	163,214
98,105	g	ICICI Securities Ltd	714,418
202,762		IDFC Ltd	149,853
675,386		Jindal Steel & Power Ltd	4,709,491
101,563	*	JSL Ltd	241,003
46,867		Kaveri Seed Co Ltd	328,870
19,188	g	L&T Technology Services Ltd	1,014,876
20,011		Laxmi Organic Industries Ltd	107,942
4,678		Linde India Ltd	217,625
1,462		Mastek Ltd	53,257
63,685		MindTree Ltd	2,914,187
1,431,917		National Aluminium Co Ltd	1,933,735
540,511		NBCC India Ltd	264,755
15,859	g	Nippon Life India Asset Management Ltd	65,232
510,204		NLC India Ltd	539,838
6,796	*	Olectra Greentech Ltd	56,142
17,656		Persistent Systems Ltd	989,567
3,312		Polyplex Corp Ltd	117,441
71,238		Rajesh Exports Ltd	584,610
11,100		Relaxo Footwears Ltd	155,917
6,729,977	*	Reliance Power Ltd	1,242,278
3,319		Route Mobile Ltd	70,431
31,687		Sonata Software Ltd	308,957
8,674		Tanla Platforms Ltd	158,445
70,551		Tata Chemicals Ltd	859,979
36,671		Tata Elxsi Ltd	3,672,863
8,854	*,g	Tejas Networks Ltd	53,945
2,643,960		Trident Ltd	1,785,195
25,644		Triveni Engineering & Industries Ltd	106,599
838,073		Vakrangee Ltd	378,593
10,849		Voltas Ltd	177,806
403,752		Welspun India Ltd	435,266
88

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

64,280		Zensar Technologies Ltd	$267,836
		TOTAL INDIA	44,521,965

INDONESIA - 0.7%
15,074,600		Bank Tabungan Negara Persero Tbk PT	1,913,008
15,340,100		Erajaya Swasembada Tbk PT	554,291
1,412,000		First Pacific Co	569,326
183,200		First Resources Ltd	279,415
13,361,700		Golden Agri-Resources Ltd	3,121,775
3,597,000		Indosat Tbk PT	1,737,877
9,547,937		Industri Jamu Dan Farmasi Sido Muncul Tbk PT	619,098
299,300		PT Astra Agro Lestari Tbk	256,250
3,847,100	*	PT Indika Energy Tbk	705,463
		TOTAL INDONESIA	9,756,503

IRELAND - 0.7%
204,576	*	Bank of Ireland Group plc	1,239,875
487,926		Glanbia plc	5,857,714
777,314		Irish Residential Properties REIT plc	1,190,680
127,223		Origin Enterprises plc	565,610
		TOTAL IRELAND	8,853,879

ISRAEL - 3.1%
30,251		Audiocodes Ltd	703,874
2,470,096	*	Bezeq Israeli Telecommunication Corp Ltd	3,915,810
35,715	*	Cellcom Israel Ltd	207,182
17,749	*	Fattal Holdings 1998 Ltd	2,559,993
13,297		FIBI Holdings Ltd	624,900
79,812		First International Bank Of Israel Ltd	3,351,506
7,914		Formula Systems 1985 Ltd	765,809
209,073		Harel Insurance Investments & Finances Ltd	2,562,583
10,462	*	Israel Corp Ltd	5,878,258
12,547		Ituran Location and Control Ltd	281,555
25,788		Magic Software Enterprises Ltd	443,903
19,959		Malam-Team Ltd	571,678
62,483		Maytronics Ltd	1,109,436
48,129	*	NEOGAMES S.A.	629,046
150,579		Plus500 Ltd	2,932,212
3,400	*	Property & Building Corp	471,569
42,003	*	Radware Ltd	1,214,307
42,631	*	Saipens International Corp NV	996,370
235,200	g	Sisram Medical Ltd	251,151
89,279		Strauss Group Ltd	2,386,525
355,450	*	Taboola.com Ltd	1,531,990
33,699	*	Tower Semiconductor Ltd (Tel Aviv)	1,620,590
101,356		ZIM Integrated Shipping Services Ltd	5,638,434
		TOTAL ISRAEL	40,648,681

ITALY - 1.6%
95,818		ACEA S.p.A.	1,643,649
780,438	g	Anima Holding S.p.A	3,802,869
91,809		Banca IFIS S.p.A.	1,667,187
249,606		Banca Mediolanum S.p.A	1,811,975
72,969		Danieli & Co S.p.A. (RSP)	1,141,469
603,156		Iride S.p.A.	1,559,118
11,248		Italmobiliare S.p.A	356,347
89

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

23,735		Reply S.p.A	$3,494,198
24,496		Sesa S.p.A	3,541,336
22,436		SOL S.p.A.	394,264
189,808		Tamburi Investment Partners S.p.A.	1,729,229
25,097		Tinexta S.p.A	627,862
		TOTAL ITALY	21,769,503

JAPAN - 16.4%
70,000		ABC-Mart, Inc	2,902,896
18,500		Aeon Delight Co Ltd	395,417
39,700		Altech Corp	593,653
144,000		Asics Corp	2,271,852
42,100	*,e	Bengo4.com, Inc	1,083,366
21,800		BML, Inc	561,036
56,000	*,e	CellSource Co Ltd	1,620,320
105,300		Central Glass Co Ltd	1,938,995
1,306,700		Citizen Watch Co Ltd	4,931,625
266,700	*	COLOPL, Inc	1,314,462
16,529		Daiichi Jitsugyo Co Ltd	479,946
61,100		Daiken Corp	987,858
95,700		Digital Arts, Inc	5,346,742
46,400		ESPEC Corp	616,027
164,100		Fancl Corp	3,141,369
1,484,000		Fujikura Ltd	7,020,056
258,800		Furukawa Electric Co Ltd	4,202,673
16,700		Fuso Chemical Co Ltd	491,540
19,900		Fuyo General Lease Co Ltd	1,076,687
5,800		GMO Financial Gate, Inc	568,905
38,500		Goldcrest Co Ltd	500,733
26,500	*	GungHo Online Entertainment Inc	540,662
62,900		Hankyu Department Stores, Inc	411,447
44,000		Hanwa Co Ltd	1,075,517
1,011,400		Hitachi Zosen Corp	5,457,751
172,100		Iino Kaiun Kaisha Ltd	974,374
86,100		Inaba Denki Sangyo Co Ltd	1,688,630
64,700		Inabata & Co Ltd	1,058,730
860		ITOCHU Advance Logistics Investment Corp	1,062,385
70,000		Itochu Enex Co Ltd	579,547
115,800		Jafco Co Ltd	1,396,103
281,000		Japan Petroleum Exploration Co	5,601,449
2,500		Japan Pulp & Paper Co Ltd	73,221
93,600		JCR Pharmaceuticals Co Ltd	1,739,540
27,000	e	Justsystems Corp	1,173,511
116,700		Kanto Denka Kogyo Co Ltd	880,408
174,400		Kawasaki Heavy Industries Ltd	3,101,320
7,500		Kentucky Fried Chicken Japan Ltd	164,341
142,300		Kinden Corp	1,686,188
105,900		Kintetsu World Express, Inc	2,522,803
174,800		Kitz Corp	888,564
621,100		Kobe Steel Ltd	2,692,681
70,300		Kohnan Shoji Co Ltd	2,035,904
125,800		Komeri Co Ltd	2,657,292
1,103,800		Konica Minolta Holdings, Inc	3,841,575
16,700		Konoike Transport Co Ltd	148,230
462,800		K’s Holdings Corp	4,583,161
98,400	e	Kura Corp	2,436,735
90

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

18,100		Kyokuto Kaihatsu Kogyo Co Ltd	$182,481
972,800		Kyushu Electric Power Co, Inc	6,105,677
13,200		Maruzen Showa Unyu Co Ltd	322,207
162,400		Maxell Holdings Ltd	1,448,075
15,500		Maxvalu Tokai Co Ltd	309,473
51,100		Mcj Co Ltd	334,233
42,000		Milbon Co Ltd	1,758,578
92,300		Mimasu Semiconductor Industry Co Ltd	1,653,661
296,300		Mitsubishi Materials Corp	4,635,091
1,065,400	*	Mitsubishi Motors Corp	2,664,575
17,500		Mitsubishi Research Institute, Inc	526,880
7,800		Mitsui Sugar Co Ltd	116,007
54,800		Mitsui-Soko Co Ltd	1,018,753
87,700		Mizuno Corp	1,443,238
1,310		Mori Hills REIT Investment Corp	1,485,721
15,100		Nagaileben Co Ltd	224,833
118,900		Nakanishi, Inc	1,943,420
56,000		Nichiha Corp	1,012,459
249,700		Nihon Kohden Corp	5,994,324
56,000		Nihon Unisys Ltd	1,414,838
550,400		Nikon Corp	6,184,745
24,200		Nippon Ceramic Co Ltd	441,821
149,200		Nippon Electric Glass Co Ltd	3,003,460
59,300		Nippon Konpo Unyu Soko Co Ltd	898,160
315,300		Nippon Light Metal Holdings Co Ltd	4,039,769
22,100		Nippon Shokubai Co Ltd	889,112
18,700		Nippon Steel Trading Co Ltd	761,043
14,600		Nissan Shatai Co Ltd	63,673
13,800		Nitto Kogyo Corp	162,484
100,000		NOF Corp	3,753,447
51,500		NOK Corp	438,176
298,500		Nomura Co Ltd	2,052,626
14,800		OBIC Business Consultants Ltd	531,939
29,700		Okinawa Electric Power Co, Inc	295,645
1,910,500	e	Onward Kashiyama Co Ltd	3,568,100
19,400		Paramount Bed Holdings Co Ltd	323,106
66,200		Park24 Co Ltd	942,722
92,100		Prima Meat Packers Ltd	1,510,268
58,400		Proto Corp	458,738
360,700		Rengo Co Ltd	2,135,544
15,700		Riken Vitamin Co Ltd	206,384
72,300		Sakata Seed Corp	2,434,464
198,900		Sankyo Co Ltd	5,723,346
116,800		Sanyo Special Steel Co Ltd	1,786,854
99,800		Sato Corp	1,372,263
25,000		SBS Holdings, Inc	580,115
19,300		Seikagaku Corp	125,324
20,400		Seiko Holdings Corp	349,266
32,700		Seria Co Ltd	639,478
22,900		Shiga Bank Ltd	430,624
288,100		Shikoku Electric Power Co, Inc	1,656,435
9,700		Shima Seiki Manufacturing Ltd	138,395
165,940	e	Shinwa Kaiun Kaisha Ltd	4,560,507
84,300		Shizuoka Gas Co Ltd	604,276
964,200		Sky Perfect Jsat Corp	3,123,439
68,300		Sparx Group Co Ltd	134,686
91

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

37,000		Star Micronics Co Ltd	$414,752
18,600		Starts Corp, Inc	344,737
65,700		Sumitomo Bakelite Co Ltd	2,155,691
91,400		Sun Frontier Fudousan Co Ltd	763,758
111,500		Suzuken Co Ltd	3,291,172
4,600		Taihei Dengyo Kaisha Ltd	95,560
275,700		Takara Bio, Inc	4,434,333
46,400		Takasago Thermal Engineering Co Ltd	606,941
200,000		Takeuchi Manufacturing Co Ltd	3,667,600
80,500	e	Tamron Co Ltd	1,419,083
16,100		Toho Pharmaceutical Co Ltd	261,347
270,200		Tohoku Electric Power Co, Inc	1,502,998
123,400		Tokuyama Corp	1,641,241
52,500		Tokyo Seimitsu Co Ltd	1,806,045
47,400		Tokyo Steel Manufacturing Co Ltd	490,590
19,700		Totetsu Kogyo Co Ltd	356,112
349,500		UBE Industries Ltd	5,418,927
4,600		Uchida Yoko Co Ltd	173,602
180,700		Wacoal Holdings Corp	2,573,844
7,300		WDB Holdings Co Ltd	153,393
380,300		Yamaguchi Financial Group, Inc	2,085,249
13,700		Yokogawa Bridge Holdings Corp	200,917
120,700		Yonex Co Ltd	786,334
		TOTAL JAPAN	218,077,411

KOREA, REPUBLIC OF - 4.7%
98,455	*	Amicogen, Inc	2,464,451
130,282		Daewoong Co Ltd	3,090,002
124,166		Daishin Securities Co Ltd	1,728,875
29,500		Daishin Securities Co Ltd PF	356,959
2,207		Dong-A ST Co Ltd	122,307
153,804		Dongwon Development Co Ltd	629,643
58,675		DoubleUGames Co Ltd	2,292,926
23,129		Hana Materials, Inc	1,136,778
55,615		Hanwha Corp	1,313,920
2,487,675		Hanwha Life Insurance Co Ltd	5,764,574
38,154		Hyosung Corp	2,498,573
205,706		Hyundai Marine & Fire Insurance Co Ltd	5,301,771
19,853		Ilyang Pharmaceutical Co Ltd	388,340
224,069		JB Financial Group Co Ltd	1,584,925
15,853		Kolon Industries, Inc	772,154
1,496,739	*	Korea Line Corp	3,148,766
16,892		KT Skylife Co Ltd	122,694
13,800		LG Hausys Ltd	637,141
121,186		LG International Corp	3,695,268
12,394	*	Lock & Lock Co Ltd	102,201
100,112		Lotte Rental Co Ltd	3,492,988
80,388		LS Cable Ltd	3,650,219
322,283	*	LX Holdings Corp	2,532,969
4,012		Nong Shim Co Ltd	958,776
185,187		Samsung Techwin Co Ltd	7,749,715
130,927		Seah Besteel Corp	1,877,744
6,099	*	Shinyoung Securities Co Ltd	279,243
559,157		SK Networks Co Ltd	2,134,538
72,793		TES Co Ltd	1,594,745
9,985		Tokai Carbon Korea Co Ltd	1,110,111
92

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

5,234		Youngone Holdings Co Ltd	$212,919
		TOTAL KOREA, REPUBLIC OF	62,746,235

LUXEMBOURG - 0.4%
514,375		SES S.A.	4,602,377
		TOTAL LUXEMBOURG	4,602,377

MALAYSIA - 0.6%
298,000		Berjaya Auto BHD	121,158
399,700		Bursa Malaysia BHD	640,769
4,024,400		Frontken Corp BHD	2,508,318
130,000		Genting Plantations BHD	271,735
56,000	*	Greatech Technology Bhd	50,437
619,100		IOI Properties Group BHD	145,052
2,172,709	g	Lotte Chemical Titan Holding BHD	1,092,967
226,700		Malaysian Pacific Industries BHD	1,614,806
453,600		Time dotCom BHD	463,655
392,200		ViTrox Corp BHD	675,282
5,975,700		YTL Corp BHD	868,286
		TOTAL MALAYSIA	8,452,465

MALTA - 0.1%
69,178	*	Kambi Group plc	1,101,957
83,985		Kindred Group plc	736,329
		TOTAL MALTA	1,838,286

MEXICO - 0.4%
997,200		Bolsa Mexicana de Valores S.A. de C.V.	1,975,684
264,700		Corp Inmobiliaria Vesta SAB de C.V.	490,447
576,800		Grupo Comercial Chedraui S.a. DE C.V.	1,453,978
622,900	g	Macquarie Mexico Real Estate Management SA de CV	688,024
		TOTAL MEXICO	4,608,133

NETHERLANDS - 1.9%
139,975		Aalberts Industries NV	6,801,705
85,852		Brunel International NV	997,558
654,083	*	Fugro NV	8,012,740
317,416	*,e	Meltwater Holding BV	417,765
226,349	*	OCI NV	8,576,933
		TOTAL NETHERLANDS	24,806,701

NEW ZEALAND - 0.4%
923,209		Fletcher Building Ltd	3,677,621
377,000		Kiwi Property Group Ltd	257,134
182,131		Oceania Healthcare Ltd	120,870
142,184		Summerset Group Holdings Ltd	1,070,925
		TOTAL NEW ZEALAND	5,126,550

NORWAY - 2.5%
67,846	*,g	Crayon Group Holding ASA	997,975
244,522	g	Fjordkraft Holding ASA	551,809
642,139		Golden Ocean Group Ltd	7,994,071
159,280		Kongsberg Gruppen ASA	6,841,487
12,016	*	LINK Mobility Group Holding ASA	19,416
2,211,519		MPC Container Ships AS.	6,582,543
93

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

41,086		Protector Forsikring ASA	$467,835
42,781		Sparebank Oestlandet	626,020
145,318		Sparebanken Nord-Norge	1,547,791
341,784		TGS Nopec Geophysical Co ASA	5,272,621
420,545	*	Vaccibody AS.	1,643,479
		TOTAL NORWAY	32,545,047

PHILIPPINES - 0.2%
4,105,000		DMCI Holdings, Inc	650,741
3,382,300		Semirara Mining & Power Corp	1,781,692
		TOTAL PHILIPPINES	2,432,433

POLAND - 0.4%
91,078		Asseco Poland S.A.	1,601,880
45,985		Bank Handlowy w Warszawie S.A.	619,552
33,849		Ciech S.A.	301,774
634,715	*	Enea S.A.	1,370,919
126,502	*	Grupa Azoty S.A.	1,140,666
15,401		LiveChat Software S.A.	328,886
39,127		Warsaw Stock Exchange	342,185
		TOTAL POLAND	5,705,862

PORTUGAL - 0.0%
43,069		Corticeira Amorim SGPS S.A.	445,549
		TOTAL PORTUGAL	445,549

RUSSIA - 0.0%
81,310	†	Sistema PJSFC (GDR)	813
		TOTAL RUSSIA	813

SINGAPORE - 0.9%
6,884,400		Frasers Logistics & Industrial Trust	7,169,135
116,200		Haw Par Corp Ltd	978,011
306,000		Olam Group Ltd	373,940
440,900		Overseas Union Enterprise Ltd	433,583
1,195,600		Raffles Medical Group Ltd	1,032,439
1,831,700		Sasseur Real Estate Investment Trust	1,105,947
856,300		Sheng Siong Group Ltd	945,516
		TOTAL SINGAPORE	12,038,571

SOUTH AFRICA - 0.9%
141,774		Coronation Fund Managers Ltd	375,431
3,469,953		Life Healthcare Group Holdings Pte Ltd	4,728,408
323,660	*	Massmart Holdings Ltd	856,672
1,403,115		Pick’n Pay Stores Ltd	5,114,917
20,741	*	Thungela Resources Ltd	354,927
		TOTAL SOUTH AFRICA	11,430,355

SPAIN - 1.1%
188,721	g	ContourGlobal plc	453,585
19,866		Corp Financiera Alba	1,173,973
2,449,605	*	Distribuidora Internacional de Alimentacion S.A.	33,543
405,125		Faes Farma S.A. (Sigma)	1,696,725
220,077		Fluidra S.A.	5,956,204
194,427		Inmobiliaria Colonial S.A.	1,616,735
94

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

74,212		Viscofan S.A.	$4,096,821
		TOTAL SPAIN	15,027,586

SWEDEN - 4.5%
196,062	g	AcadeMedia AB	1,106,798
187,893		AddTech AB	3,314,504
38,838		AF AB	643,842
79,431	g	Ambea AB	403,171
483,654		Arjo AB	3,644,847
56,052		Beijer Alma AB	1,165,993
460,277		Billerud AB	7,102,662
47,680		Bufab AB	1,581,799
117,874		Bure Equity AB	2,779,655
284,855		Cloetta AB	719,838
101,944	*	Collector AB	444,732
29,941		Fabege AB	363,428
145,808		Fagerhult AB	731,798
583,998		Fortnox AB	3,099,915
10,573		GARO AB	158,242
33,340		Investment AB Oresund	399,967
135,310		Inwido AB	1,868,071
694,404	g	LeoVegas AB	2,978,138
118,801	*	Lifco AB	2,491,926
81,295		MIPS AB	5,773,523
59,677	g	Munters Group AB	356,513
332,380		NCC AB (B Shares)	4,118,283
334,586	*	Nobia AB	1,313,077
118,450	g	Resurs Holding AB	344,534
536,867	e	Samhallsbyggnadsbolaget i - D	1,408,372
301,244	e	Ssab Svenskt Stal AB (Series A)	1,913,235
1,150,629		Ssab Svenskt Stal AB (Series B)	6,766,418
560,697	*	Stillfront Group AB	1,132,385
94,157	*,e	Storytel AB	681,233
36,886		Troax Group AB	819,223
18,315	*	Xvivo Perfusion AB	394,812
		TOTAL SWEDEN	60,020,934

SWITZERLAND - 2.7%
3,366,272	*,e	Aryzta AG.	3,134,434
6,956		Bucher Industries AG.	2,507,880
72,650		DKSH Holding AG.	6,238,087
655		LEM Holding S.A.	1,508,912
701,292		OC Oerlikon Corp AG.	5,000,670
67,346		PSP Swiss Property AG.	8,487,746
8,210		Rieter Holding AG.	1,116,070
10,917		SFS Group AG.	1,367,170
16,675		Tecan Group AG.	5,011,133
12,209		Vetropack Holding AG.	502,315
5,055	*	V-ZUG Holding AG.	560,769
		TOTAL SWITZERLAND	35,435,186

TAIWAN - 4.5%
66,000		Alchip Technologies Ltd	1,933,496
46,000		ASPEED Technology, Inc	4,040,328
218,000		Chang Wah Technology Co Ltd	658,745
1,711,000		China Bills Finance Corp	1,025,789
95

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

2,229,000		ChipMOS Technologies, Inc	$3,467,212
343,000	*	ENNOSTAR, Inc	671,840
5,309,000		Evergreen International Storage & Transport Corp	6,388,804
837,000		Faraday Technology Corp	7,143,279
170,000		Feng Hsin Iron & Steel Co	478,655
66,000		International Games System Co Ltd	1,620,437
2,219,000		King Yuan Electronics Co Ltd	3,004,816
1,566,000		King’s Town Bank	2,067,064
220,000		KMC Kuei Meng International In	1,215,407
696,500		Lien Hwa Industrial Corp	1,319,320
207,000		Lung Yen Life Service Corp	336,073
6,064,034	*	Mercuries Life Insurance Co Lt	1,588,872
51,000		Simplo Technology Co Ltd	501,171
4,536,000		Sincere Navigation	4,555,127
414,000		Systex Corp	1,131,815
1,361,000		Taiwan Fertilizer Co Ltd	3,425,767
346,000		Taiwan Secom Co Ltd	1,278,925
247,000		Topco Scientific Co Ltd	1,390,645
1,837,000		TPK Holding Co Ltd	2,117,698
3,073,160	*	United Renewable Energy Co Ltd/Taiwan	2,216,888
85,000		VIA Labs, Inc	841,486
1,915,000		Wisdom Marine Lines Co Ltd	5,892,624
		TOTAL TAIWAN	60,312,283

THAILAND - 1.2%
1,487,700	*	Bangkok Life Assurance PCL (ADR)	1,911,206
4,175,700		Regional Container Lines PCL	5,412,633
164,500		SPCG PCL	80,497
2,447,300		Supalai PCL	1,559,751
754,200		Synnex Thailand PCL	527,532
1,018,420		Thonburi Healthcare Group PCL	1,828,696
8,847,500		Thoresen Thai Agencies PCL	2,490,061
2,092,600		TPI Polene Power PCL	232,866
916,800		TQM Corp PCL	1,329,278
		TOTAL THAILAND	15,372,520

TURKEY - 0.4%
3,978,468		Haci Omer Sabanci Holding AS	5,355,739
		TOTAL TURKEY	5,355,739

UNITED ARAB EMIRATES - 0.1%
5,130,527		Dana Gas PJSC	1,648,227
		TOTAL UNITED ARAB EMIRATES	1,648,227

UNITED KINGDOM - 11.5%
718,377		AJ Bell plc	2,226,090
260,978		Alliance Pharma plc	374,110
277,330		Big Yellow Group plc	5,011,899
260,050		Bytes Technology Group plc	1,462,344
92,561		Central Asia Metals plc	310,125
411,094		Chemring Group plc	1,795,231
88,626	g	CMC Markets plc	323,184
1,209,709		Coats Group plc	1,069,451
24,253		Computacenter plc	814,893
33,644		Craneware plc	724,485
142,575		CVS Group plc	3,218,600
96

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

14,991		Dechra Pharmaceuticals plc	$679,322
175,172		Derwent London plc	6,646,362
199,392		Diploma plc	6,838,904
1,385,826		Dr. Martens PLC	3,623,409
1,616,656		DS Smith plc	6,643,270
100,479		EMIS Group plc	1,674,823
28,561	*	Ergomed plc	421,405
89,249		Essentra plc	349,762
510,852	*	Frasers Group plc	4,338,852
570,347		GB Group plc	4,133,315
240,352		Grafton Group plc	2,910,965
627,807		Halfords Group plc	1,787,284
4,865		Helical Bar plc	26,456
672,631		HomeServe plc	8,314,215
49,273	*	Hotel Chocolat Group Ltd	230,795
314,317		Howden Joinery Group plc	2,975,800
235,992		Hunting plc	860,570
199,102	g	Ibstock plc	470,019
746,887		IG Group Holdings plc	7,633,239
57,744		Intermediate Capital Group plc	1,105,016
3,448,391		IP Group plc	3,555,833
190,470		Kainos Group plc	2,917,190
11,001		Keller Group plc	115,929
1,503,436		Learning Technologies Group plc	2,482,222
2,219,757		LondonMetric Property plc	7,502,492
1,518,299		LXI REIT plc	2,818,330
2,771,271		Man Group plc	8,076,945
255,229		Micro Focus International plc	1,205,241
129,147		Morgan Crucible Co plc	452,913
156,247		Ninety One plc	522,225
72,135		Numis Corp plc	226,016
202,397		PZ Cussons plc	519,334
1,161,089		QinetiQ plc	4,926,055
88,041		Rathbone Brothers	2,324,851
143,513	g	Regional REIT Ltd	152,850
468,919		Safestore Holdings plc	7,376,923
158,186		Spectris plc	5,785,479
1,395,182		Spirent Communications plc	4,034,005
436,872		Sthree plc	2,013,938
194,684		Tate & Lyle plc	1,892,251
173,648	*	Team17 Group plc	949,839
3,147,226		Tritax Big Box REIT plc	9,607,437
49,577		Vesuvius plc	201,610
560,456		Volex plc	1,815,745
92,029		Warehouse REIT plc	185,618
41,900		Watkin Jones plc	130,401
864,198		Wickes Group plc	2,060,213
		TOTAL UNITED KINGDOM	152,846,080

UNITED STATES - 3.5%
3,163,265		Diversified Gas & Oil plc	4,779,237
151,395		iShares Core MSCI Emerging Markets ETF	7,910,389
63,102	e	iShares MSCI Canada Index Fund	2,337,929
339,653		iShares MSCI EAFE Small-Cap ETF	20,956,590
126,205	*	MDA Ltd	868,448
123,000		Parade Technologies Ltd	5,849,459
97

TIAA-CREF FUNDS – Quant International Small-Cap Equity Fund

SHARES		COMPANY			VALUE

1,021,701		Reliance Worldwide Corp Ltd			$2,803,747
24,558	*	Taro Pharmaceutical Industries Ltd			963,901
		TOTAL UNITED STATES			46,469,700

		TOTAL COMMON STOCKS			1,320,691,051
		(Cost $1,393,989,835)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.9%

REPURCHASE AGREEMENT - 0.0%
$400,000	r	Fixed Income Clearing Corp (FICC)	0.230%	05/02/22	400,000
		TOTAL REPURCHASE AGREEMENT			400,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.9%
11,656,317	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		11,656,317
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			11,656,317

		TOTAL SHORT-TERM INVESTMENTS			12,056,317
		(Cost $12,056,317)
		TOTAL INVESTMENTS - 100.4%			1,332,747,368
		(Cost $1,406,046,152)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%			(4,678,521)
		NET ASSETS - 100.0%			$1,328,068,847

		ADR American Depositary Receipt
		ETF Exchange Traded Fund
		GDR Global Depositary Receipt
		REIT Real Estate Investment Trust

	*	Non-income producing
	†	Security is categorized as Level 3 in the fair value hierarchy.
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $37,972,814.
	g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $35,297,622 or 2.7% of net assets.
	r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $400,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.500% and maturity date 2/15/46, valued at $408,086.

98

TIAA-CREF FUNDS – Social Choice International Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES	COMPANY	VALUE

COMMON STOCKS - 98.5%

AUSTRALIA - 7.4%
74,309	APA Group	$597,082
10,912	Aurizon Holdings Ltd	30,817
332,706	Australia & New Zealand Banking Group Ltd	6,331,125
8,834	Australian Stock Exchange Ltd	534,101
143,174	BlueScope Steel Ltd	2,035,304
40,091	Brambles Ltd	296,045
8,415	Cochlear Ltd	1,355,382
111,698	Coles Group Ltd	1,468,678
147,411	Commonwealth Bank of Australia	10,714,349
56,186	Computershare Ltd	990,563
46,714	CSL Ltd	8,915,372
39,866	Dexus Property Group	311,695
9,158	Evolution Mining Ltd	25,913
316,737	Fortescue Metals Group Ltd	4,786,868
134,218	Goodman Group	2,233,909
84,960	GPT Group	302,023
17,118	IDP Education Ltd	317,563
71,463	Insurance Australia Group Ltd	228,202
211,351	Lend Lease Corp Ltd	1,810,508
33,263	Macquarie Group Ltd	4,788,641
73,317	Mineral Resources Ltd	2,979,106
190,339	Mirvac Group	321,690
204,381	Newcrest Mining Ltd	3,838,143
98,399	Northern Star Resources Ltd	676,374
2,654	Orica Ltd	30,497
483,363	Origin Energy Ltd	2,311,997
83,107	QBE Insurance Group Ltd	716,988
34,083	Ramsay Health Care Ltd	1,934,116
18,283	Reece Ltd	222,131
72,273	Seek Ltd	1,416,217
192,404	Stockland Trust Group	556,899
529,828	Transurban Group	5,320,327
186,464	Vicinity Centres	243,301
84,968	Wesfarmers Ltd	2,940,154
51,339	Wisetech Global Ltd	1,591,652
102,257	Woodside Petroleum Ltd	2,224,712
181,369	Woolworths Ltd	4,906,586
	TOTAL AUSTRALIA	80,305,030

AUSTRIA - 0.6%
31,796	Erste Bank der Oesterreichischen Sparkassen AG.	989,992
84,431	Mondi plc	1,586,118
56,255	OMV AG.	2,875,623
40,765	Voestalpine AG.	1,060,822
	TOTAL AUSTRIA	6,512,555
99

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

BELGIUM - 1.0%
51,327		KBC Groep NV	$3,491,871
3,149		Solvay S.A.	296,123
36,109		UCB S.A.	4,104,605
83,068		Umicore S.A.	3,193,421
		TOTAL BELGIUM	11,086,020

CHILE - 0.3%
170,105		Antofagasta plc	3,256,474
		TOTAL CHILE	3,256,474

CHINA - 1.1%
969,517		BOC Hong Kong Holdings Ltd	3,509,516
115,405		Prosus NV	5,565,829
796,900		Wilmar International Ltd	2,540,271
		TOTAL CHINA	11,615,616

DENMARK - 2.7%
20,591		Ambu A.S.	271,028
6,894		Chr Hansen Holding A/S	537,109
11,290		Coloplast AS	1,521,087
26,719	*	Demant A.S.	1,174,127
6,389	*	Genmab AS	2,246,637
18,468		GN Store Nord	693,095
149,303		Novo Nordisk AS	17,054,319
24,218	g	Orsted AS	2,679,247
8,777		Pandora AS	770,677
84,060		Vestas Wind Systems A.S.	2,143,614
		TOTAL DENMARK	29,090,940

FINLAND - 1.1%
9,843		Elisa Oyj (Series A)	577,010
41,613		Kesko Oyj (B Shares)	1,047,668
99,122		Neste Oil Oyj	4,253,209
748,694	*	Nokia Oyj	3,795,931
12,657		Orion Oyj (Class B)	496,439
37,810		Stora Enso Oyj (R Shares)	744,082
25,253		UPM-Kymmene Oyj	873,559
50,005		Wartsila Oyj (B Shares)	401,532
		TOTAL FINLAND	12,189,430

FRANCE - 9.7%
42,766	*	Accor S.A.	1,405,018
14,375	g	Amundi S.A.	864,369
252,867		AXA S.A.	6,689,601
16,247		BioMerieux	1,546,744
138,908		BNP Paribas S.A.	7,202,571
87,352		Bouygues S.A.	3,003,445
16,547		Bureau Veritas S.A.	475,341
27,323		Cap Gemini S.A.	5,562,388
58,138		CNP Assurances	1,277,553
98,866		Danone	5,978,551
24,919		Eiffage S.A.	2,460,718
38,916		Essilor International S.A.	6,625,360
100

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

17,087	*	Eurazeo	$1,312,950
14,148		Fonciere Des Regions	1,007,586
3,308		Gecina S.A.	372,640
4,789		Hermes International	5,905,110
9,163		Kering	4,875,379
76,318		Klepierre	1,826,721
18,096		Legrand S.A.	1,603,562
26,698		L’Oreal S.A.	9,712,996
37,321		Michelin (C.G.D.E.) (Class B)	4,622,576
266,121		Orange S. A.	3,168,276
52,157		Publicis Groupe S.A.	3,131,333
2,735		SEB S.A.	328,439
174,587		Societe Generale	4,196,031
4,761		Teleperformance	1,708,776
245,752		Total S.A.	12,067,152
2,113	*	Unibail-Rodamco-Westfield	151,579
30,833	*	Unibail-Rodamco-Westfield	2,176,036
96,405		Valeo S.A.	1,752,750
142,854		Vivendi Universal S.A.	1,640,760
11,582		Wendel	1,153,963
		TOTAL FRANCE	105,806,274

GERMANY - 7.7%
24,317		Adidas-Salomon AG.	4,903,746
36,553		Allianz AG.	8,247,603
104,484	*	BASF SE	5,502,438
65,919		Bayerische Motoren Werke AG.	5,383,326
30,794		Beiersdorf AG.	3,092,965
9,703		Brenntag AG.	748,717
15,141		Carl Zeiss Meditec AG.	1,901,779
108,068	*	Daimler AG. (Registered)	7,543,273
46,647	*	Daimler Truck Holding AG.	1,254,558
13,541		Deutsche Boerse AG.	2,357,414
37,149		HeidelbergCement AG.	2,140,058
41,866		Henkel KGaA	2,656,863
47,964		Henkel KGaA (Preference)	3,079,831
5,582		LEG Immobilien AG.	572,325
26,422		Merck KGaA	4,902,002
19,253	*	MTU Aero Engines Holding AG.	3,882,667
12,007		Muenchener Rueckver AG.	2,859,355
8,148		Puma AG. Rudolf Dassler Sport	599,519
106,034		SAP AG.	10,746,116
80,902		Siemens AG.	9,947,303
253,860		Telefonica Deutschland Holding AG.	763,491
17,544	*,g	Zalando SE	690,291
		TOTAL GERMANY	83,775,640

HONG KONG - 2.8%
974,400		AIA Group Ltd	9,572,269
366,500		CLP Holdings Ltd	3,576,445
192,081		Hang Seng Bank Ltd	3,400,883
115,638		Hong Kong Exchanges and Clearing Ltd	4,905,245
429,230		Link REIT	3,707,595
623,231		MTR Corp	3,311,292
214,968		Swire Pacific Ltd (Class A)	1,224,438
504,600		Swire Properties Ltd	1,209,303
		TOTAL HONG KONG	30,907,470
101

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

IRELAND - 0.9%
121,176		CRH plc	$4,789,462
40,515		Kerry Group plc (Class A)	4,487,837
2,771		Smurfit Kappa Group plc	117,091
		TOTAL IRELAND	9,394,390

ISRAEL - 0.3%
412,539		Bank Hapoalim Ltd	3,824,735
		TOTAL ISRAEL	3,824,735

ITALY - 2.2%
53,711		Amplifon S.p.A.	2,142,793
152,145	e	Assicurazioni Generali S.p.A.	2,880,573
86,716		Coca-Cola HBC AG.	1,758,070
1,047,532		Enel S.p.A.	6,811,988
366,175		ENI S.p.A.	5,118,683
2,713,754		Intesa Sanpaolo S.p.A.	5,529,862
		TOTAL ITALY	24,241,969

JAPAN - 21.9%
52,900		Aeon Co Ltd	1,005,378
71,400		Ajinomoto Co, Inc	1,855,082
35,914	*	All Nippon Airways Co Ltd	677,002
137,300		Asahi Kasei Corp	1,126,504
228,100		Astellas Pharma, Inc	3,472,986
6,400		Azbil Corp	194,317
26,281		Central Japan Railway Co	3,308,388
150,965		Chugai Pharmaceutical Co Ltd	4,523,688
8,427		Dai Nippon Printing Co Ltd	176,108
9,400		Daifuku Co Ltd	577,993
202,000		Daiichi Sankyo Co Ltd	5,086,137
22,575		Daikin Industries Ltd	3,449,857
65,649		Daiwa House Industry Co Ltd	1,578,214
79,259		Denso Corp	4,830,460
43,732		East Japan Railway Co	2,280,482
54,348		Eisai Co Ltd	2,366,906
961,800		ENEOS Holdings, Inc	3,384,201
5,900	*	Fanuc Ltd	904,046
3,600		Fast Retailing Co Ltd	1,657,461
56,400		Fujifilm Holdings Corp	3,100,378
34,872		Fujitsu Ltd	5,270,874
10,616		Hankyu Hanshin Holdings, Inc	280,173
61,711		Hino Motors Ltd	318,552
23,400	*	Hitachi Construction Machinery Co Ltd	529,807
24,563	*	Hitachi Metals Ltd	383,298
600		Hoshizaki Electric Co Ltd	38,005
70,141		Hulic Co Ltd	592,228
44,500		Ibiden Co Ltd	1,663,048
196,450		Inpex Holdings, Inc	2,337,395
78,500		JFE Holdings, Inc	959,956
50,600		Kajima Corp	563,911
1,600		Kansai Paint Co Ltd	22,035
77,100		Kao Corp	3,090,050
192,796		KDDI Corp	6,384,380
102

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

3,600		Keio Corp	$138,069
5,200		Keisei Electric Railway Co Ltd	127,501
18,946		Keyence Corp	7,616,370
45,800		Kikkoman Corp	2,574,012
3,165		Kintetsu Corp	90,744
104,100		Komatsu Ltd	2,342,924
109,572		Kubota Corp	1,861,481
40,100		Kyowa Hakko Kogyo Co Ltd	845,179
7,400		Lawson, Inc	272,173
12,800		LIXIL Group Corp	225,130
7,400		MEIJI Holdings Co Ltd	368,867
114,879		Mitsubishi Chemical Holdings Corp	700,491
165,679		Mitsubishi Corp	5,562,758
197,926		Mitsubishi Estate Co Ltd	2,883,103
3,900		Mitsui Chemicals, Inc	89,107
175,600		Mitsui Fudosan Co Ltd	3,721,620
4,500		Miura Co Ltd	93,995
17,600		MS&AD Insurance Group Holdings Inc	523,904
60,500		Murata Manufacturing Co Ltd	3,606,252
59,201		NEC Corp	2,296,754
5,600		NGK Insulators Ltd	75,329
13,004		Nintendo Co Ltd	5,934,905
11,500		Nippon Express Holdings, Inc	674,254
172,000		Nippon Paint Co Ltd	1,362,469
233,954		Nippon Steel Corp	3,714,857
191,300		Nippon Telegraph & Telephone Corp	5,637,485
41,500		Nippon Yusen Kabushiki Kaisha	2,993,976
27,313		Nissin Food Products Co Ltd	1,899,963
27,900		Nitto Denko Corp	1,872,673
535,200	*	Nomura Holdings, Inc	2,060,762
21,100		Nomura Real Estate Holdings, Inc	514,117
166		Nomura Real Estate Master Fund, Inc	208,419
98,000		Nomura Research Institute Ltd	2,771,089
48,485		Obayashi Corp	333,438
17,921		Odakyu Electric Railway Co Ltd	271,379
14,600		Omron Corp	860,729
71,200		Ono Pharmaceutical Co Ltd	1,829,166
21,482		Oriental Land Co Ltd	3,249,584
111,300		ORIX Corp	2,029,996
92,900		Osaka Gas Co Ltd	1,674,374
20,800		Otsuka Corp	681,660
378,606		Panasonic Corp	3,374,589
110,829		Recruit Holdings Co Ltd	4,021,052
288,800		Resona Holdings, Inc	1,255,826
52,100		Santen Pharmaceutical Co Ltd	423,817
13,601		Secom Co Ltd	956,891
6,224		Sekisui Chemical Co Ltd	84,280
17,563		Sekisui House Ltd	305,033
74,200		SG Holdings Co Ltd	1,307,603
22,400		Shimadzu Corp	732,304
13,068		Shimizu Corp	68,524
41,200		Shin-Etsu Chemical Co Ltd	5,662,302
61,300		Shionogi & Co Ltd	3,409,868
85,000		Shiseido Co Ltd	4,018,072
371,000		Softbank Corp	4,317,647
400		Sohgo Security Services Co Ltd	11,112
103

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

25,600		Sompo Holdings, Inc	$1,042,176
126,515		Sony Corp	10,918,373
54,014		Stanley Electric Co Ltd	931,369
49,100		Sumisho Computer Systems Corp	780,607
427,300		Sumitomo Chemical Co Ltd	1,816,967
77,208		Sumitomo Dainippon Pharma Co Ltd	687,738
90,271		Sumitomo Metal Mining Co Ltd	3,958,990
79,200		Sumitomo Mitsui Trust Holdings, Inc	2,458,170
60,000		Suntory Beverage & Food Ltd	2,364,061
25,200		Sysmex Corp	1,653,058
7,200		Taisei Corp	195,034
78,900		TDK Corp	2,437,356
12,500		Tokyo Century Corp	385,026
17,900		Tokyo Electron Ltd	7,552,841
38,100		Tokyo Gas Co Ltd	729,785
8,300		Tokyu Corp	101,499
60,400		Toray Industries, Inc	286,253
5,724		Toto Ltd	192,892
944,275	*	Toyota Motor Corp	16,178,930
71,600		Uni-Charm Corp	2,491,106
16,600		West Japan Railway Co	616,175
5,070		Yamaha Corp	193,709
100,800		Yamaha Motor Co Ltd	2,081,085
16,486		Yaskawa Electric Corp	559,789
34,098		Yokogawa Electric Corp	543,607
670,500		Z Holdings Corp	2,632,274
		TOTAL JAPAN	238,318,148

NETHERLANDS - 2.9%
405,719		Aegon NV	2,103,523
10,289		Akzo Nobel NV	892,535
35,246	e	ASML Holding NV	20,003,461
10,464		DSM NV	1,759,099
65,263		Koninklijke Ahold Delhaize NV	1,924,995
236,962		Koninklijke KPN NV	817,659
40,340		NN Group NV	1,975,917
15,278		Randstad Holdings NV	807,887
13,734		Wolters Kluwer NV	1,386,897
		TOTAL NETHERLANDS	31,671,973

NEW ZEALAND - 0.6%
41,348	*	Auckland International Airport Ltd	207,691
72,699		Fisher & Paykel Healthcare Corp	999,038
144,347		Mercury NZ Ltd	559,642
176,761		Meridian Energy Ltd	536,480
79,890		Ryman Healthcare Ltd	472,810
48,013		Telecom Corp of New Zealand Ltd	151,850
50,034	*	Xero Ltd	3,299,348
		TOTAL NEW ZEALAND	6,226,859

NORWAY - 1.3%
150,766		Equinor ASA	5,095,825
100,886		Mowi ASA	2,849,729
465,252		Norsk Hydro ASA	3,906,963
118,885		Orkla ASA	964,710
77,234		Telenor ASA	1,089,267
		TOTAL NORWAY	13,906,494
104

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

PORTUGAL - 0.4%
245,645		Energias de Portugal S.A.	$1,144,868
191,470		Galp Energia SGPS S.A.	2,330,504
56,264		Jeronimo Martins SGPS S.A.	1,171,228
		TOTAL PORTUGAL	4,646,600

SAUDI ARABIA - 0.1%
29,847	*,g	Delivery Hero AG.	1,049,210
		TOTAL SAUDI ARABIA	1,049,210

SINGAPORE - 1.4%
604,508	*	Capitaland Investment Ltd	1,832,989
170,968		CapitaMall Trust	286,472
49,700		City Developments Ltd	304,716
207,691		DBS Group Holdings Ltd	5,038,712
135,800		Keppel Corp Ltd	669,738
192,200		Oversea-Chinese Banking Corp	1,706,464
357,395	*	Singapore Airlines Ltd	1,408,730
36,200		Singapore Exchange Ltd	254,716
673,500		Singapore Technologies Engineering Ltd	1,983,534
814,525		Singapore Telecommunications Ltd	1,625,624
40,800	*	UOL Group Ltd	214,385
		TOTAL SINGAPORE	15,326,080

SPAIN - 2.4%
1,104,594		Banco Bilbao Vizcaya Argentaria S.A.	5,796,082
1,119,133	e	CaixaBank S.A.	3,612,443
647,418		Iberdrola S.A.	7,439,353
83,340	e	Industria De Diseno Textil S.A.	1,747,412
71,169	e	Naturgy Energy Group S.A.	2,140,928
18,137		Red Electrica Corp S.A.	365,175
315,392		Repsol YPF S.A.	4,704,979
		TOTAL SPAIN	25,806,372

SWEDEN - 3.3%
149,078		Assa Abloy AB	3,767,519
81,067		Atlas Copco AB (A Shares)	3,675,323
72,140	e	Atlas Copco AB (B Shares)	2,855,140
90,330		Boliden AB	3,916,814
10,733		Electrolux AB	163,683
113,510		Essity AB	2,993,370
96,857	e	Hennes & Mauritz AB (B Shares)	1,219,340
9,086		Husqvarna AB (B Shares)	86,854
87,934	*	Kinnevik AB	1,721,084
129,308	e	Sandvik AB	2,447,582
273,750		Skandinaviska Enskilda Banken AB (Class A)	3,069,858
19,911		Skanska AB (B Shares)	380,344
47,299		SKF AB (B Shares)	772,519
39,997		Svenska Cellulosa AB (B Shares)	774,054
214,371		Svenska Handelsbanken AB	2,162,214
38,601	e	Tele2 AB (B Shares)	511,628
204,463		TeliaSonera AB	848,647
262,393		Volvo AB (B Shares)	4,186,068
		TOTAL SWEDEN	35,552,041
105

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

SWITZERLAND - 10.1%
221,656		ABB Ltd	$6,650,110
39,488		Adecco S.A.	1,523,837
1,539		Barry Callebaut AG.	3,542,093
16,853		Clariant AG.	287,736
677		Givaudan S.A.	2,690,751
15,046		Kuehne & Nagel International AG.	4,209,062
10,523		Lonza Group AG.	6,204,717
226,574		Nestle S.A.	29,249,361
58,905		Roche Holding AG.	21,842,782
907		SGS S.A.	2,330,555
17,611		Sika AG.	5,379,421
12,415		Sonova Holdings AG	4,477,173
4,750		Swiss Life Holding	2,777,397
3,779		Swisscom AG.	2,234,526
437,009		UBS Group AG	7,418,941
14,609		Vifor Pharma AG.	2,583,889
14,962		Zurich Insurance Group AG	6,811,742
		TOTAL SWITZERLAND	110,214,093

UNITED KINGDOM - 13.4%
262,456		3i Group plc	4,295,158
58,891		Ashtead Group plc	3,045,090
150,128		Associated British Foods plc	3,004,174
135,286		AstraZeneca plc	18,052,737
45		AstraZeneca plc (ADR)	2,988
738,294		Aviva plc	3,961,040
250,567		Barratt Developments plc	1,532,979
13,058		Berkeley Group Holdings plc	662,256
2,070,661		BP plc	9,996,724
239,677		British Land Co plc	1,543,859
1,662,450		BT Group plc	3,686,625
43,285		Burberry Group plc	854,249
208,865		CNH Industrial NV	2,958,841
75,882	*	Coca-Cola European Partners plc (Class A)	3,790,306
237,184		Compass Group plc	5,005,018
23,245		Croda International plc	2,257,707
7,785		DCC plc	589,861
1,984,274		HSBC Holdings plc	12,399,983
415,163	*	Informa plc	2,945,123
50,052		InterContinental Hotels Group plc	3,195,306
22,639		Intertek Group plc	1,410,748
640,345		J Sainsbury plc	1,868,369
474,396	*	JD Sports Fashion plc	781,650
57,739		Johnson Matthey plc	1,588,301
140,439		Kingfisher plc	442,884
1,062,424		Legal & General Group plc	3,311,677
43,250		London Stock Exchange Group plc	4,264,093
395,667		National Grid plc	5,878,413
8,732		Next plc	654,033
85,043		Pearson plc	825,751
35,168		Persimmon plc	915,925
214,200		RELX plc	6,381,121
28,103		Schroders plc	992,042
106

TIAA-CREF FUNDS – Social Choice International Equity Fund

SHARES		COMPANY	VALUE

185,409		Scottish & Southern Energy plc	$4,306,277
267,976		Segro plc	4,486,482
77,415		St. James’s Place plc	1,244,027
580,038		Standard Chartered plc	3,965,326
722,599		Standard Life Aberdeen plc	1,696,755
596,818		Taylor Wimpey plc	938,649
1,467,050		Tesco plc	4,984,035
3,896,432		Vodafone Group plc	5,899,038
69		Vodafone Group plc (ADR)	1,048
66,922	*	Whitbread plc	2,336,036
245,650		WPP plc	3,061,994
		TOTAL UNITED KINGDOM	146,014,698

UNITED STATES - 2.9%
29,097		Ferguson plc	3,650,195
12,321	*,e	Fiverr International Ltd	656,093
502,559		GlaxoSmithKline plc	11,328,977
60,419		James Hardie Industries NV	1,741,774
56,701		Schneider Electric S.A.	8,134,842
45,140		Swiss Re Ltd	3,701,788
142,929		Tenaris S.A.	2,184,267
		TOTAL UNITED STATES	31,397,936

		TOTAL COMMON STOCKS	1,072,137,047
		(Cost $1,057,017,239)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.9%

REPURCHASE AGREEMENT - 1.3%
$13,430,000	r	Fixed Income Clearing Corp (FICC)	0.230%	05/02/22	13,430,000
		TOTAL REPURCHASE AGREEMENT			13,430,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
6,871,652	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		6,871,652
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			6,871,652

		TOTAL SHORT-TERM INVESTMENTS			20,301,652
		(Cost $20,301,652)
		TOTAL INVESTMENTS - 100.4%			1,092,438,699
		(Cost $1,077,318,891)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%			(3,907,334)
		NET ASSETS - 100.0%			$1,088,531,365

ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
107

TIAA-CREF FUNDS – Social Choice International Equity Fund

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $31,637,409.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $5,283,117 or 0.5% of net assets.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $13,430,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.500% and maturity date 2/15/46, valued at $13,698,605.

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Index	79	06/17/22	$7,985,823	$7,886,570	$(99,253)
108

TIAA-CREF FUNDS – Equity Index Fund

TIAA-CREF FUNDS

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 2.3%
73,044	*	Adient plc	$2,493,722
85,722	*	American Axle & Manufacturing Holdings, Inc	567,480
213,975	*	Aptiv plc	22,766,940
20,855	*,e	Arcimoto, Inc	70,073
187,250		BorgWarner, Inc	6,896,417
78,681	*,e	Canoo, Inc	377,669
23,967	*	Cooper-Standard Holding, Inc	110,488
111,367		Dana Inc	1,649,345
20,723	*	Dorman Products, Inc	2,045,775
119,971	*,e	Fisker, Inc	1,206,908
3,086,342		Ford Motor Co	43,702,603
32,192	*	Fox Factory Holding Corp	2,635,881
1,084,798	*	General Motors Co	41,124,692
201,421		Gentex Corp	5,911,706
26,007	*	Gentherm, Inc	1,753,392
213,368	*	Goodyear Tire & Rubber Co	2,842,062
119,535		Harley-Davidson, Inc	4,357,051
18,753		LCI Industries, Inc	1,825,042
45,981		Lear Corp	5,882,809
115,222	*,e	Lordstown Motors Corp	251,184
37,350	*	Modine Manufacturing Co	295,065
12,250	*	Motorcar Parts of America, Inc	186,322
17,563		Patrick Industries, Inc	1,093,297
204,071	*	QuantumScape Corp	3,048,821
118,430	*,e	Rivian Automotive, Inc	3,581,323
16,474		Standard Motor Products, Inc	703,110
20,436	*	Stoneridge, Inc	402,794
53,400	*	Tenneco, Inc	916,878
660,628	*	Tesla, Inc	575,248,437
40,432		Thor Industries, Inc	3,095,070
22,062	*	Visteon Corp	2,310,112
24,358		Winnebago Industries, Inc	1,295,358
183,399	*,e	Workhorse Group, Inc	552,031
211,683	*	XL Fleet Corp	296,356
13,289	*	XPEL, Inc	575,015
		TOTAL AUTOMOBILES & COMPONENTS	742,071,228

BANKS - 4.1%
12,677		1st Source Corp	548,534
15,176		Allegiance Bancshares, Inc	620,091
479		Amalgamated Financial Corp	8,426
26,709		Amerant Bancorp Inc	710,192
4,767		American National Bankshares, Inc	165,606
50,096		Ameris Bancorp	2,089,003
7,200		Arrow Financial Corp	225,360
111,844		Associated Banc-Corp	2,231,288
109

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

60,073		Atlantic Union Bankshares Corp	$2,029,266
46,076	*	Axos Financial, Inc	1,745,359
52,464		Banc of California, Inc	946,451
12,807		Bancfirst Corp	1,046,972
4,227	e	Bank First Corp	298,849
5,647,556		Bank of America Corp	201,504,798
31,540		Bank of Hawaii Corp	2,344,684
6,797		Bank of Marin Bancorp	212,474
41,122		Bank of NT Butterfield & Son Ltd	1,317,138
93,778		Bank OZK	3,602,951
73,410		BankUnited	2,755,811
27,864		Banner Corp	1,496,297
13,280		Bar Harbor Bankshares	346,741
45,048		Berkshire Hills Bancorp, Inc	1,114,487
13,256		Blue Ridge Bankshares, Inc	193,140
25,187		BOK Financial Corp	2,088,758
16,126	*	Bridgewater Bancshares, Inc	258,338
61,942		Brookline Bancorp, Inc	895,681
6,258		Business First Bancshares, Inc	138,677
26,674		Byline Bancorp, Inc	625,772
147,992		Cadence BanCorp	3,705,720
5,146		Cambridge Bancorp	420,480
11,481		Camden National Corp	513,775
197		Capital Bancorp, Inc	4,434
4,674		Capital City Bank Group, Inc	119,701
109,579		Capitol Federal Financial	1,055,246
21,751		Capstar Financial Holdings, Inc	438,283
16,499	*	Carter Bankshares, Inc	269,924
61,319		Cathay General Bancorp	2,458,279
17,973		CBTX, Inc	512,590
16,564		Central Pacific Financial Corp	400,517
1,566,666		Citigroup, Inc	75,528,968
5,365		Citizens & Northern Corp	125,595
381,794		Citizens Financial Group, Inc	15,042,684
13,730		City Holding Co	1,062,427
5,944		Civista Bancshares, Inc	123,754
8,140		CNB Financial Corp	202,279
7,192	*	Coastal Financial Corp	295,160
59,238		Columbia Banking System, Inc	1,663,403
28,774	*	Columbia Financial, Inc	545,267
103,353		Comerica, Inc	8,464,611
88,934		Commerce Bancshares, Inc	6,080,418
41,516		Community Bank System, Inc	2,673,630
14,544		Community Trust Bancorp, Inc	578,997
34,091		ConnectOne Bancorp, Inc	949,775
33,310	*	CrossFirst Bankshares, Inc	426,701
45,268		Cullen/Frost Bankers, Inc	5,988,504
22,797	*	Customers Bancorp, Inc	959,070
109,217		CVB Financial Corp	2,514,175
29,954		Dime Community Bancshares, Inc	941,754
27,023		Eagle Bancorp, Inc	1,360,608
116,334		East West Bancorp, Inc	8,294,614
138,123		Eastern Bankshares, Inc	2,646,437
20,558		Enact Holdings, Inc	484,758
5,411		Enterprise Bancorp, Inc	183,703
29,950		Enterprise Financial Services Corp	1,322,891
110

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

11,532		Equity Bancshares, Inc	$352,072
91,723		Essent Group Ltd	3,717,533
12,212		Farmers National Banc Corp	187,088
27,818		FB Financial Corp	1,071,828
8,455		Federal Agricultural Mortgage Corp (FAMC)	866,046
111	e	Fidelity D&D Bancorp, Inc	4,126
536,711		Fifth Third Bancorp	20,142,764
25,552	*	Finance Of America Cos, Inc	57,748
9,067		Financial Institutions, Inc	252,425
163,833		First Bancorp	2,229,767
25,537		First Bancorp	956,616
7,861		First Bancorp, Inc	221,287
15,263		First Bancshares, Inc	491,316
607		First Bank	8,656
39,833		First Busey Corp	895,047
9,446		First Citizens Bancshares, Inc (Class A)	6,039,583
70,866		First Commonwealth Financial Corp	955,274
14,507		First Community Bancshares, Inc	386,321
76,443		First Financial Bancorp	1,563,259
103,439		First Financial Bankshares, Inc	4,135,491
4,468		First Financial Corp	190,426
29,791		First Foundation, Inc	661,956
103,649		First Hawaiian, Inc	2,447,153
419,165		First Horizon National Corp	9,380,913
11,154		First Internet Bancorp	429,317
74,550		First Interstate Bancsystem, Inc	2,424,366
48,621		First Merchants Corp	1,905,457
12,500		First Mid-Illinois Bancshares, Inc	450,500
12,953		First of Long Island Corp	217,351
141,122		First Republic Bank	21,058,225
4,042		Five Star Bancorp	100,848
39,546		Flagstar Bancorp, Inc	1,395,974
13,945		Flushing Financial Corp	299,817
258,963		FNB Corp	2,983,254
272		FS Bancorp, Inc	7,994
129,937		Fulton Financial Corp	1,971,144
20,011		German American Bancorp, Inc	702,386
85,641		Glacier Bancorp, Inc	3,918,932
7,373		Great Southern Bancorp, Inc	418,344
5,229		Guaranty Bancshares, Inc	179,878
65,791		Hancock Whitney Corp	3,077,045
30,069		Hanmi Financial Corp	696,097
40,940		HarborOne Northeast Bancorp, Inc	548,187
7,463		HBT Financial, Inc	128,214
35,713		Heartland Financial USA, Inc	1,563,158
57,544		Heritage Commerce Corp	646,219
29,249		Heritage Financial Corp	708,411
48,488		Hilltop Holdings, Inc	1,235,959
693		Hingham Institution for Savings	223,887
2,987		Home Bancorp, Inc	114,492
123,387		Home Bancshares, Inc	2,667,627
15,661		HomeStreet, Inc	635,680
8,504		HomeTrust Bancshares, Inc	229,863
102,627		Hope Bancorp, Inc	1,467,566
39,049		Horizon Bancorp	682,577
1,127,086		Huntington Bancshares, Inc	14,821,181
111

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

36,248		Independent Bank Corp	$2,796,896
16,543		Independent Bank Corp	326,559
28,509		Independent Bank Group, Inc	1,932,910
44,385		International Bancshares Corp	1,766,079
2,329,856		JPMorgan Chase & Co	278,091,612
64,314		Kearny Financial Corp	762,764
724,302		Keycorp	13,986,272
56,398		Lakeland Bancorp, Inc	847,662
20,428		Lakeland Financial Corp	1,487,567
23,838		Live Oak Bancshares, Inc	1,009,063
650		Luther Burbank Corp	8,625
140,667		M&T Bank Corp	23,440,749
13,130		Macatawa Bank Corp	114,887
9,212		Mercantile Bank Corp	289,257
14,385		Merchants Bancorp	338,335
23,658		Meta Financial Group, Inc	1,032,672
14,419		Metrocity Bankshares, Inc	293,859
7,388	*	Metropolitan Bank Holding Corp	657,901
252,629		MGIC Investment Corp	3,299,335
234		Mid Penn Bancorp, Inc	6,044
23,372		Midland States Bancorp, Inc	616,086
6,127		MidWestOne Financial Group, Inc	183,075
47,547	*	Mr Cooper Group, Inc	2,138,189
7,598		MVB Financial Corp	304,376
22,010		National Bank Holdings Corp	803,585
35,972		NBT Bancorp, Inc	1,266,214
460,533		New York Community Bancorp, Inc	4,255,325
9,277	*	Nicolet Bankshares, Inc	754,962
62,520	*	NMI Holdings, Inc	1,149,118
46,460		Northfield Bancorp, Inc	608,161
3,437		Northrim BanCorp, Inc	137,721
104,851		Northwest Bancshares, Inc	1,329,511
53,843		OceanFirst Financial Corp	1,008,479
8,176	*	Ocwen Financial Corp	170,061
39,594		OFG Bancorp	1,052,409
223,112		Old National Bancorp	3,382,378
15,788		Old Second Bancorp, Inc	217,401
21,000		Origin Bancorp, Inc	791,280
3,740		Orrstown Financial Services, Inc	88,189
75,328		Pacific Premier Bancorp, Inc	2,362,286
89,618		PacWest Bancorp	2,947,536
11,966		Park National Corp	1,410,193
10,634		PCSB Financial Corp	194,815
10,600		Peapack Gladstone Financial Corp	328,494
25,625		PennyMac Financial Services, Inc	1,244,350
23,909		Peoples Bancorp, Inc	655,585
8,413		Peoples Financial Services Corp	417,621
58,710		Pinnacle Financial Partners, Inc	4,552,960
398	*	Pioneer Bancorp, Inc	4,139
335,189		PNC Financial Services Group, Inc	55,674,893
61,128		Popular, Inc	4,767,373
12,596		Preferred Bank	845,444
29,544		Premier Financial Corp	784,098
5,879		Primis Financial Corp	80,248
69,992		Prosperity Bancshares, Inc	4,576,077
5,101		Provident Bancorp Inc	81,208
112

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

97,682		Provident Financial Services, Inc	$2,161,703
14,544		QCR Holdings, Inc	789,594
137,907		Radian Group, Inc	2,949,831
8,732		RBB Bancorp	186,777
4,675		Red River Bancshares Inc	253,619
747,169		Regions Financial Corp	15,481,342
44,579		Renasant Corp	1,328,008
4,277		Republic Bancorp, Inc (Class A)	178,265
30,260	*	Republic First Bancorp, Inc	126,789
102,918		Rocket Cos, Inc	910,824
34,231		S&T Bancorp, Inc	967,368
35,885		Sandy Spring Bancorp, Inc	1,409,204
40,441		Seacoast Banking Corp of Florida	1,314,332
39,137		ServisFirst Bancshares, Inc	3,143,484
5,427		Sierra Bancorp	118,037
49,251		Signature Bank	11,931,055
22,657	*	Silvergate Capital Corp	2,649,963
101,705		Simmons First National Corp (Class A)	2,427,698
16,613		SmartFinancial, Inc	407,351
366		South Plains Financial Inc	8,839
60,284		South State Corp	4,668,393
2,839	*	Southern First Bancshares, Inc	129,742
5,867		Southern Missouri Bancorp, Inc	247,587
25,174		Southside Bancshares, Inc	986,569
21,811		Stock Yards Bancorp, Inc	1,140,279
6,059		Summit Financial Group, Inc	165,108
44,912	*	SVB Financial Group	21,900,888
114,400		Synovus Financial Corp	4,752,176
40,076	*	Texas Capital Bancshares, Inc	2,058,303
41,223		TFS Financial Corp	617,933
38,659	*	The Bancorp, Inc	877,173
11,508		Tompkins Financial Corp	840,084
58,073		Towne Bank	1,601,073
25,146		Trico Bancshares	944,232
22,213	*	Tristate Capital Holdings, Inc	671,055
18,271	*	Triumph Bancorp, Inc	1,268,738
1,046,498		Truist Financial Corp	50,598,178
20,180		TrustCo Bank Corp	628,607
47,111		Trustmark Corp	1,313,455
34,522		UMB Financial Corp	3,113,194
161,963		Umpqua Holdings Corp	2,678,868
97,981		United Bankshares, Inc	3,258,848
80,778		United Community Banks, Inc	2,434,649
22,856		Univest Financial Corp	575,971
1,058,750		US Bancorp	51,412,900
75,868	e	UWM Holdings Corp	281,470
317,795		Valley National Bancorp	3,807,184
35,703		Veritex Holdings, Inc	1,172,844
24,020		Walker & Dunlop, Inc	2,876,635
54,015		Washington Federal, Inc	1,643,676
16,423		Washington Trust Bancorp, Inc	770,896
20,122		Waterstone Financial, Inc	323,159
139,403		Webster Financial Corp	6,968,756
3,097,243		Wells Fargo & Co	135,132,712
53,314		WesBanco, Inc	1,718,843
8,649		West Bancorporation, Inc	216,225
113

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

21,091		Westamerica Bancorporation	$1,242,682
81,571		Western Alliance Bancorp	6,208,369
43,106		Wintrust Financial Corp	3,764,016
48,660		WSFS Financial Corp	1,949,806
122,076		Zions Bancorporation	6,898,515
		TOTAL BANKS	1,321,321,683

CAPITAL GOODS - 5.9%
450,804		3M Co	65,014,953
102,676		A.O. Smith Corp	5,999,359
35,315		Aaon, Inc	1,721,253
24,480	*	AAR Corp	1,150,070
27,479		Acuity Brands, Inc	4,739,578
56,565		Advanced Drainage Systems, Inc	5,795,650
13,104	*,e	Advent Technologies Holdings, Inc	25,553
108,026		Aecom Technology Corp	7,622,315
55,516	*	Aerojet Rocketdyne Holdings, Inc	2,219,530
16,966	*	Aerovironment, Inc	1,362,709
6,691	*,e	AerSale Corp	96,886
48,114		AGCO Corp	6,129,724
140,762	*,e	AgEagle Aerial Systems, Inc	113,468
82,995		Air Lease Corp	3,343,039
7,671		Alamo Group, Inc	969,921
24,539		Albany International Corp (Class A)	1,919,441
70,689		Allegion plc	8,075,511
6,418		Allied Motion Technologies, Inc	156,214
79,869		Allison Transmission Holdings, Inc	2,990,295
13,325	*	Alta Equipment Group, Inc	149,906
49,939		Altra Industrial Motion Corp	1,947,621
23,361	*	Ameresco, Inc	1,178,329
20,904	*	American Superconductor Corp	111,418
13,260	*	American Woodmark Corp	621,231
181,471		Ametek, Inc	22,912,528
175,284	*,g	API Group Corp	3,253,271
18,861		Apogee Enterprises, Inc	829,884
28,552		Applied Industrial Technologies, Inc	2,989,109
37,664		Arcosa, Inc	2,016,154
11,927		Argan, Inc	438,675
36,407		Armstrong World Industries, Inc	3,082,217
94,689	*	Array Technologies, Inc	618,319
18,121		Astec Industries, Inc	708,531
18,079	*	Astronics Corp	175,186
35,759	*	Atkore International Group, Inc	3,436,440
50,530	*	Axon Enterprise, Inc	5,669,466
86,875	*	AZEK Co, Inc	1,845,225
18,636		AZZ, Inc	850,547
42,265	*	Babcock & Wilcox Enterprises, Inc	317,410
36,600		Barnes Group, Inc	1,229,028
41,196	*	Beacon Roofing Supply, Inc	2,456,517
9,431	*,e	Beam Global	145,615
29,480	*,e	Blink Charging Co	563,068
114,879	*	Bloom Energy Corp	2,132,154
11,902	*	Blue Bird Corp	190,789
6,753	*	BlueLinx Holdings, Inc	450,223
423,414	*	Boeing Co	63,020,940
30,171		Boise Cascade Co	2,280,324
114

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

152,856	*	Builders FirstSource, Inc	$9,411,344
73,318		BWX Technologies, Inc	3,806,671
8,047	*,e	Byrna Technologies, Inc	47,638
9,104		Cadre Holdings, Inc	231,060
13,838	e	Caesarstone Sdot-Yam Ltd	136,028
39,776		Carlisle Cos, Inc	10,316,303
677,586		Carrier Global Corp	25,931,216
427,519		Caterpillar, Inc	90,009,850
179,557	*,e	ChargePoint Holdings, Inc	2,323,468
28,211	*	Chart Industries, Inc	4,762,581
21,040	*	CIRCOR International, Inc	413,436
20,834		Columbus McKinnon Corp	738,565
29,839		Comfort Systems USA, Inc	2,519,008
24,290	*	Commercial Vehicle Group, Inc	174,402
917	*	Concrete Pumping Holdings Inc	5,117
29,596	*	Construction Partners Inc	763,873
56,775	*	Core & Main, Inc	1,348,974
44,028	*	Cornerstone Building Brands, Inc	1,073,843
39,328		Crane Co	3,784,533
12,276		CSW Industrials, Inc	1,295,241
112,611		Cummins, Inc	21,304,875
30,809		Curtiss-Wright Corp	4,402,914
57,706	*,e	Custom Truck One Source, Inc	379,128
220,362		Deere & Co	83,197,673
196,271	*,e	Desktop Metal, Inc	688,911
98,033		Donaldson Co, Inc	4,807,538
17,667		Douglas Dynamics, Inc	546,970
112,790		Dover Corp	15,034,907
7,712	*	Ducommun, Inc	393,852
13,025	*	DXP Enterprises, Inc	307,781
22,700	*	Dycom Industries, Inc	1,927,457
315,157		Eaton Corp	45,704,068
40,967		EMCOR Group, Inc	4,362,166
473,849		Emerson Electric Co	42,731,703
16,665		Encore Wire Corp	1,879,979
32,188	*	Energy Recovery, Inc	596,122
57,294		Enerpac Tool Group Corp	1,150,464
34,599		EnerSys	2,264,851
35,865	*	Enovis Corp	2,326,563
16,945		EnPro Industries, Inc	1,579,443
31,985	*,e	Eos Energy Enterprises, Inc	67,808
35,865	*	Esab Corp	1,685,655
19,986		ESCO Technologies, Inc	1,248,126
2,079	*,e	EVI Industries, Inc	29,709
91,845	*	Evoqua Water Technologies Corp	3,829,018
452,247		Fastenal Co	25,013,782
47,719		Federal Signal Corp	1,623,878
101,738		Flowserve Corp	3,327,850
25,385	*	Fluence Energy, Inc	232,780
107,431	*	Fluor Corp	2,658,917
256,298		Fortive Corp	14,737,135
107,925		Fortune Brands Home & Security, Inc	7,689,656
34,277		Franklin Electric Co, Inc	2,397,333
61,150	*,e	FTC Solar, Inc	171,220
277,451	*,e	FuelCell Energy, Inc	1,132,000
72,324	*	Gates Industrial Corp plc	922,131
115

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

27,685		GATX Corp	$2,862,352
48,666	*	Generac Holdings, Inc	10,676,347
196,409		General Dynamics Corp	46,456,621
862,426		General Electric Co	64,293,858
27,344	*	Gibraltar Industries, Inc	1,034,697
11,337		Global Industrial Co	349,860
31,553	*	GMS, Inc	1,512,966
19,536		Gorman-Rupp Co	622,417
132,462		Graco, Inc	8,215,293
154,211		GrafTech International Ltd	1,400,236
40,702		Granite Construction, Inc	1,206,814
63,016	*	Great Lakes Dredge & Dock Corp	870,251
25,927		Greenbrier Cos, Inc	1,107,342
42,215		Griffon Corp	789,843
22,964		H&E Equipment Services, Inc	814,763
34,589		HEICO Corp	4,885,004
69,662		HEICO Corp (Class A)	8,125,376
24,756		Helios Technologies, Inc	1,663,108
19,232		Herc Holdings, Inc	2,458,234
64,289		Hexcel Corp	3,494,750
55,966		Hillenbrand, Inc	2,284,532
547,155		Honeywell International, Inc	105,879,964
303,383		Howmet Aerospace, Inc	10,351,428
42,592		Hubbell, Inc	8,320,773
32,483		Huntington Ingalls	6,910,433
39,661	*,e	Hydrofarm Holdings Group, Inc	378,763
88,714	*,e	Hyliion Holdings Corp	284,772
7,398		Hyster-Yale Materials Handling, Inc	227,267
361,926	*,e	Ideanomics Inc	260,297
58,798		IDEX Corp	11,161,036
9,052	*	IES Holdings, Inc	265,224
248,157		Illinois Tool Works, Inc	48,914,226
39,116	*	Infrastructure and Energy Alternatives, Inc	365,735
317,713		Ingersoll Rand, Inc	13,966,663
54,670	*,e	INNOVATE Corp	165,650
16,162		Insteel Industries, Inc	685,592
68,836		ITT, Inc	4,833,664
69,752	*	JELD-WEN Holding, Inc	1,450,144
23,637		John Bean Technologies Corp	2,786,566
552,592		Johnson Controls International plc	33,083,683
9,592		Kadant, Inc	1,774,520
23,713		Kaman Corp	925,044
65,544		Kennametal, Inc	1,686,447
92,618	*	Kratos Defense & Security Solutions, Inc	1,405,015
155,023		L3Harris Technologies, Inc	36,005,642
2,093	*	Lawson Products, Inc	79,513
26,217		Lennox International, Inc	5,589,202
44,533		Lincoln Electric Holdings, Inc	5,999,931
8,690		Lindsay Corp	1,174,454
191,714		Lockheed Martin Corp	82,843,454
31,560		Luxfer Holdings plc	509,378
26,764	*	Manitowoc Co, Inc	354,355
189,513		Masco Corp	9,985,440
17,983	*	Masonite International Corp	1,394,042
43,473	*	Mastec, Inc	3,130,491
14,899	*	Matrix Service Co	101,313
116

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

58,986		Maxar Technologies, Inc	$1,899,939
214	*	Mayville Engineering Co Inc	1,772
18,531		McGrath RentCorp	1,546,597
153,851		MDU Resources Group, Inc	3,963,202
42,663	*	Mercury Systems, Inc	2,380,169
55,725	*	Meritor, Inc	2,001,085
44,005	*	Middleby Corp	6,771,929
12,956		Miller Industries, Inc	347,350
21,755		Moog, Inc (Class A)	1,737,572
77,007	*	MRC Global, Inc	923,314
34,930		MSC Industrial Direct Co (Class A)	2,894,300
47,311		Mueller Industries, Inc	2,561,891
127,783		Mueller Water Products, Inc (Class A)	1,537,229
12,614	*	MYR Group, Inc	997,641
3,880		National Presto Industries, Inc	275,984
176,578	*,e	Nikola Corp	1,267,830
50,241	*	NN, Inc	152,230
46,105		Nordson Corp	9,944,387
116,594		Northrop Grumman Corp	51,231,404
5,310	*	Northwest Pipe Co	141,830
82,939	*	NOW, Inc	904,035
11,407	*	NV5 Global Inc	1,366,559
132,908		nVent Electric plc	4,489,632
2,460		Omega Flex, Inc	273,060
52,982		Oshkosh Corp	4,897,656
335,222		Otis Worldwide Corp	24,417,570
80,311		Owens Corning, Inc	7,302,679
270,810		PACCAR, Inc	22,490,771
17,936		Park Aerospace Corp	209,851
101,503		Parker-Hannifin Corp	27,489,042
5,098		Park-Ohio Holdings Corp	48,890
20,227	*	Parsons Corp	746,983
127,693		Pentair plc	6,480,420
44,109	*	PGT Innovations, Inc	783,817
443,859	*,e	Plug Power, Inc	9,329,916
6,448		Powell Industries, Inc	124,446
1,196		Preformed Line Products Co	71,162
39,620		Primoris Services Corp	918,392
21,351	*	Proto Labs, Inc	909,766
25,421		Quanex Building Products Corp	488,592
111,854		Quanta Services, Inc	12,972,827
1,184,509		Raytheon Technologies Corp	112,421,749
21,496	*	RBC Bearings, Inc	3,618,852
52,282		Regal-Beloit Corp	6,652,362
109,515	*	Resideo Technologies, Inc	2,462,992
36,153		REV Group, Inc	430,944
92,036		Rockwell Automation, Inc	23,254,736
202,404	*,e	Romeo Power, Inc	222,644
83,431		Roper Technologies Inc	39,205,896
30,831		Rush Enterprises, Inc (Class A)	1,568,681
4,548		Rush Enterprises, Inc (Class B)	220,351
119,164	*	Sensata Technologies Holding plc	5,411,237
77,456	*	Shoals Technologies Group, Inc	773,011
25,668		Shyft Group, Inc	653,764
33,680		Simpson Manufacturing Co, Inc	3,491,606
34,213	*	SiteOne Landscape Supply, Inc	4,825,059
117

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

41,809		Snap-On, Inc	$8,883,994
82,554		Spirit Aerosystems Holdings, Inc (Class A)	3,470,570
34,159	*	SPX Corp	1,431,262
8,739		Standex International Corp	821,816
127,248		Stanley Black & Decker, Inc	15,288,847
87,734	*,e	Stem, Inc	629,053
20,407	*	Sterling Construction Co, Inc	467,116
157,519	*	Sunrun, Inc	3,147,230
14,704		Tennant Co	949,584
50,935		Terex Corp	1,731,790
40,242		Textainer Group Holdings Ltd	1,349,717
173,636		Textron, Inc	12,024,293
23,343	*	Thermon Group Holdings	350,145
50,017		Timken Co	2,882,980
37,680	*	Titan International, Inc	522,245
14,352	*	Titan Machinery, Inc	338,420
83,560		Toro Co	6,695,663
45,085	*	TPI Composites, Inc	515,772
185,913		Trane Technologies plc	26,007,370
5,325	*	Transcat Inc	388,725
41,614	*	TransDigm Group, Inc	24,752,423
90,020	*	Trex Co, Inc	5,238,264
69,451		Trinity Industries, Inc	1,926,571
51,326		Triton International Ltd	3,135,505
48,910	*	Triumph Group, Inc	1,102,431
51,028	*	Tutor Perini Corp	473,030
45,964		UFP Industries, Inc	3,556,235
57,504	*	United Rentals, Inc	18,201,166
129,291	*	Univar Solutions Inc	3,764,954
16,934		Valmont Industries, Inc	4,213,349
11,878	*	Vectrus, Inc	428,796
11,760	*	Veritiv Corp	1,652,750
249,794		Vertiv Holdings Co	3,129,919
16,098	*	Vicor Corp	974,251
119,575	*,e	View, Inc	184,146
167,797	*,e	Virgin Galactic Holdings, Inc	1,256,800
36,137		W.W. Grainger, Inc	18,069,584
40,766		Wabash National Corp	583,361
25,352		Watsco, Inc	6,763,407
21,033		Watts Water Technologies, Inc (Class A)	2,680,866
144,409	*	Welbilt, Inc	3,410,941
34,309	*	WESCO International, Inc	4,228,927
143,684		Westinghouse Air Brake Technologies Corp	12,918,628
2,289	*	Willis Lease Finance Corp	71,188
163,190	*	WillScot Mobile Mini Holdings Corp	5,727,969
48,289		Woodward Inc	5,334,969
139,010		Xylem, Inc	11,190,305
92,718		Zurn Water Solutions Corp	2,894,656
		TOTAL CAPITAL GOODS	1,935,157,481

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
52,190		ABM Industries, Inc	2,519,211
34,633	*	Acacia Research (Acacia Technologies)	162,429
94,105		ACCO Brands Corp	689,790
124,350		ADT, Inc	851,797
14,321		Aris Water Solution, Inc	242,598
118

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

40,816	*	ASGN Inc	$4,630,575
10,334	*	Atlas Technical Consultants, Inc	125,041
5,507		Barrett Business Services, Inc	396,339
103,464		Booz Allen Hamilton Holding Co	8,445,766
38,542		Brady Corp (Class A)	1,724,754
35,982	*	BrightView Holdings, Inc	455,532
36,672		Brink’s Co	2,161,814
17,696	*	CACI International, Inc (Class A)	4,694,749
36,142	*	Casella Waste Systems, Inc (Class A)	2,972,318
36,685	*	CBIZ, Inc	1,536,735
16,964	*	Ceco Environmental Corp	80,579
14,083	*	Cimpress plc	711,332
71,413		Cintas Corp	28,369,528
367,279	*	Clarivate Analytics plc	5,758,935
38,125	*	Clean Harbors, Inc	4,000,456
166,084	*	Copart, Inc	18,875,447
104,364	*	CoreCivic, Inc	1,297,245
310,881	*	CoStar Group, Inc	19,778,249
4,636		CRA International, Inc	381,867
32,030		Deluxe Corp	867,372
41,168	*	Driven Brands Holdings, Inc	1,148,176
124,613	*	Dun & Bradstreet Holdings, Inc	1,967,639
17,354		Ennis, Inc	299,356
96,285		Equifax, Inc	19,595,923
39,872		Exponent, Inc	3,820,136
47,573	*	First Advantage Corp	825,867
8,467	*	Forrester Research, Inc	471,527
9,450	*	Franklin Covey Co	378,662
26,081	*	FTI Consulting, Inc	4,113,235
100,798	*	Geo Group, Inc	658,211
63,399	*	Harsco Corp	647,938
58,399		Healthcare Services Group	998,039
15,494		Heidrick & Struggles International, Inc	495,188
8,521	*	Heritage-Crystal Clean, Inc	232,623
57,994		Herman Miller, Inc	1,840,150
15,884	*	HireRight Holdings Corp	274,634
37,487		HNI Corp	1,336,037
18,175	*	Huron Consulting Group, Inc	941,102
104,539	*	IAA, Inc	3,831,354
14,707		ICF International, Inc	1,453,199
27,928		Insperity, Inc	2,961,764
41,965		Interface, Inc	532,536
101,952		Jacobs Engineering Group, Inc	14,125,450
103,138	*	KAR Auction Services, Inc	1,512,003
111,182		KBR, Inc	5,473,490
26,308		Kelly Services, Inc (Class A)	507,481
15,300		Kforce, Inc	1,071,765
27,589		Kimball International, Inc (Class B)	211,884
40,417		Korn/Ferry International	2,483,220
85,584	*,e	Legalzoom.com, Inc	1,228,130
109,728		Leidos Holdings, Inc	11,357,945
41,289		Manpower, Inc	3,724,268
21,378		Mantech International Corp (Class A)	1,717,509
24,504		Matthews International Corp (Class A)	730,464
15,831	*	Mistras Group, Inc	90,078
20,072	*	Montrose Environmental Group, Inc	910,667
119

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

30,579		MSA Safety, Inc	$3,690,580
279,438		Nielsen NV	7,491,733
8,365		NL Industries, Inc	57,551
136,262		Pitney Bowes, Inc	718,101
165,570		Republic Services, Inc	22,231,084
32,640		Resources Connection, Inc	561,082
85,548		Robert Half International, Inc	8,410,224
185,543		Rollins, Inc	6,223,112
45,185		Science Applications International Corp	3,760,748
18,282	*	SP Plus Corp	521,037
75,038		Steelcase, Inc (Class A)	880,196
70,641	*	Stericycle, Inc	3,545,472
12,041	*,e	Sterling Check Corp	312,825
42,803		Tetra Tech, Inc	5,961,602
151,396		TransUnion	13,250,178
32,233	*	TriNet Group, Inc	2,859,067
28,337	*	TrueBlue, Inc	724,577
11,580		Unifirst Corp	1,995,234
89,145	*	Upwork, Inc	1,869,371
24,475	*	US Ecology, Inc	1,174,555
125,871		Verisk Analytics, Inc	25,683,978
14,763	*	Viad Corp	483,488
7,784		VSE Corp	337,125
335,328		Waste Management, Inc	55,141,336
8,181	*	Willdan Group, Inc	219,905
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	373,802,269

CONSUMER DURABLES & APPAREL - 1.2%
30,455		Acushnet Holdings Corp	1,240,737
10,079	*	American Outdoor Brands, Inc	126,995
49,843	*,e	AMMO, Inc	201,864
6,074		Bassett Furniture Industries, Inc	100,585
38,651	*	Beazer Homes USA, Inc	582,857
59,723		Brunswick Corp	4,515,656
87,520	*	Callaway Golf Co	1,920,189
116,854	*	Capri Holdings Ltd	5,573,936
32,879		Carter’s, Inc	2,769,727
7,789	*	Cavco Industries, Inc	1,840,151
22,201		Century Communities, Inc	1,170,437
18,432		Clarus Corp	411,955
31,928		Columbia Sportswear Co	2,623,204
45,741	*	Crocs, Inc	3,038,575
21,271	*	Deckers Outdoor Corp	5,652,768
255,004		DR Horton, Inc	17,745,728
3,923		Escalade, Inc	51,587
18,468		Ethan Allen Interiors, Inc	438,430
5,192		Flexsteel Industries, Inc	112,614
39,827	*	Fossil Group, Inc	393,491
119,406		Garmin Ltd	13,103,614
213,483	*,e	Genius Brands International, Inc	151,573
34,007	*	G-III Apparel Group Ltd	900,505
98,454	*	GoPro, Inc	878,210
22,959	*	Green Brick Partners, Inc	452,292
7,328	e	Hamilton Beach Brands Holding Co	68,590
269,154		Hanesbrands, Inc	3,568,982
99,473		Hasbro, Inc	8,759,592
120

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

37,877	*,e	Hayward Holdings, Inc	$602,244
18,508	*	Helen of Troy Ltd	3,970,151
6,882		Hooker Furniture Corp	116,031
5,577	*	Hovnanian Enterprises, Inc	256,654
18,104		Installed Building Products, Inc	1,456,829
21,578	*	iRobot Corp	1,092,926
4,650		Johnson Outdoors, Inc	355,632
60,599		KB Home	1,965,226
39,908		Kontoor Brands, Inc	1,585,545
29,783	*	Latham Group, Inc	357,396
34,974		La-Z-Boy, Inc	919,117
171	*	Legacy Housing Corp	2,996
103,147		Leggett & Platt, Inc	3,675,128
205,013		Lennar Corp (Class A)	15,681,444
14,807		Lennar Corp (Class B)	965,416
17,151	*	LGI Homes, Inc	1,607,220
4,217		Lifetime Brands, Inc	53,219
9,027	*	Lovesac Co	395,744
90,582	*	Lululemon Athletica, Inc	32,123,095
21,271	*	M/I Homes, Inc	941,880
16,019	*	Malibu Boats, Inc	805,596
7,010		Marine Products Corp	82,297
14,223	*	MasterCraft Boat Holdings, Inc	342,348
276,916	*	Mattel, Inc	6,731,828
47,173		MDC Holdings, Inc	1,741,155
28,148	*	Meritage Homes Corp	2,323,617
43,705	*	Mohawk Industries, Inc	6,165,027
11,843		Movado Group, Inc	425,993
23,664	*	Nautilus, Inc	71,229
301,601		Newell Brands Inc	6,982,063
988,577		Nike, Inc (Class B)	123,275,552
2,456	*	NVR, Inc	10,747,972
12,110		Oxford Industries, Inc	1,085,056
235,596	*	Peloton Interactive, Inc	4,137,066
29,917	*,e	PLBY Group, Inc	264,466
43,835		Polaris Inc	4,161,695
204,800		Pulte Homes, Inc	8,552,448
37,888	*,e	Purple Innovation, Inc	156,099
55,322		PVH Corp	4,026,335
37,049		Ralph Lauren Corp	3,865,693
5,184		Rocky Brands, Inc	199,636
102,295	*	Skechers U.S.A., Inc (Class A)	3,917,898
40,498	*	Skyline Champion Corp	2,067,018
40,917		Smith & Wesson Brands, Inc	561,790
10,684	*,e	Snap One Holdings Corp	127,674
101,207	*,e	Sonos, Inc	2,309,544
61,788		Steven Madden Ltd	2,537,015
13,251		Sturm Ruger & Co, Inc	903,056
12,297		Superior Uniform Group, Inc	195,522
210,894		Tapestry, Inc	6,942,630
91,366	*	Taylor Morrison Home Corp	2,392,876
138,066		Tempur Sealy International, Inc	3,742,969
87,165		Toll Brothers, Inc	4,041,841
25,656	*	TopBuild Corp	4,647,328
17,016	*,e	Traeger, Inc	101,926
90,288	*	TRI Pointe Homes, Inc	1,866,253
121

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

37,338	*	Tupperware Brands Corp	$656,402
147,040	*	Under Armour, Inc (Class A)	2,258,534
158,135	*	Under Armour, Inc (Class C)	2,243,936
14,350	*	Unifi, Inc	210,514
11,195	*	Universal Electronics, Inc	330,253
25,970	*	Vera Bradley, Inc	159,716
252,112		VF Corp	13,109,824
48,197	*	Vista Outdoor, Inc	1,697,980
20,638	*	VOXX International Corp (Class A)	156,230
44,357	*,e	Vuzix Corp	229,326
12,871	e	Weber, Inc	113,007
45,873		Whirlpool Corp	8,326,867
62,932		Wolverine World Wide, Inc	1,247,312
66,346	*	YETI Holdings, Inc	3,242,329
		TOTAL CONSUMER DURABLES & APPAREL	402,999,478

CONSUMER SERVICES - 2.2%
53,962	*	2U, Inc	538,541
44,163	*	Accel Entertainment, Inc	522,448
40,945	*	Adtalem Global Education, Inc	1,200,098
14,657	*	American Public Education, Inc	284,932
176,604		ARAMARK Holdings Corp	6,401,895
24,631	*,e	Bally’s Corp	734,989
613	*	Biglari Holdings, Inc (B Shares)	83,607
16,786	*	BJ’s Restaurants, Inc	466,483
65,891		Bloomin’ Brands, Inc	1,448,943
8,447		Bluegreen Vacations Holding Corp	222,156
32,843	*	Booking Holdings, Inc	72,593,211
63,869		Boyd Gaming Corp	3,869,184
47,078	*	Bright Horizons Family Solutions	5,378,191
34,204	*	Brinker International, Inc	1,242,631
158,967	*	Caesars Entertainment, Inc	10,536,333
682,651	*	Carnival Corp	11,809,862
14,388		Carriage Services, Inc	617,101
35,074		Carrols Restaurant Group, Inc	56,118
20,956	*	Century Casinos, Inc	219,409
32,657	*	Cheesecake Factory	1,205,370
111,136	*	Chegg, Inc	2,749,505
22,229	*	Chipotle Mexican Grill, Inc (Class A)	32,356,755
28,165		Choice Hotels International, Inc	3,956,056
29,473		Churchill Downs, Inc	5,981,251
15,044	*	Chuy’s Holdings, Inc	376,250
56,166	*	Coursera, Inc	1,056,482
17,634		Cracker Barrel Old Country Store, Inc	1,957,198
101,256		Darden Restaurants, Inc	13,338,453
31,883	*	Dave & Buster’s Entertainment, Inc	1,450,676
51,535	*	Denny’s Corp	660,679
13,988		Dine Brands Global Inc.	1,002,800
28,217		Domino’s Pizza, Inc	9,537,346
239,587	*,e	DraftKings, Inc	3,277,550
218,943	*,e	Drive Shack, Inc	269,300
12,624	*	El Pollo Loco Holdings, Inc	134,446
8,166	*,e	Esports Technologies, Inc	29,806
9,928		European Wax Center, Inc	272,524
65,861	*	Everi Holdings, Inc	1,143,347
115,200	*	Expedia Group, Inc	20,131,200
122

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

32,101	*	F45 Training Holdings, Inc	$282,168
13,910	*	Fiesta Restaurant Group, Inc	94,588
7,507	*	First Watch Restaurant Group, Inc	97,591
65,408	*	frontdoor, Inc	2,021,761
24,732	*	Full House Resorts, Inc	223,825
30,220	*,e	GAN Ltd	112,721
13,054	*	Golden Entertainment, Inc	626,070
24,465	*	Golden Nugget Online Gaming, Inc	122,570
2,907		Graham Holdings Co	1,722,019
34,604	*	Grand Canyon Education, Inc	3,320,946
136,267		H&R Block, Inc	3,552,481
34,888	*,e	Hall of Fame Resort & Entertainment Co	28,866
68,714	*	Hilton Grand Vacations, Inc	3,217,877
217,776	*	Hilton Worldwide Holdings, Inc	33,818,435
38,154	*	Hyatt Hotels Corp	3,623,104
77,137		International Game Technology plc	1,683,901
17,850		Jack in the Box, Inc	1,477,266
64,501		Krispy Kreme, Inc	856,573
4,617	*	Kura Sushi USA, Inc	231,681
260,520	*	Las Vegas Sands Corp	9,230,224
73,350		Laureate Education, Inc	831,055
28,594	*,e	Life Time Group Holdings, Inc	408,894
19,909	*	Lindblad Expeditions Holdings, Inc	304,807
215,980	*	Marriott International, Inc (Class A)	38,340,770
32,099		Marriott Vacations Worldwide Corp	4,793,344
594,700		McDonald’s Corp	148,175,452
303,753		MGM Resorts International	12,466,023
58,624	*	Mister Car Wash, Inc	844,186
9,918	*	Monarch Casino & Resort, Inc	695,748
1,621		Nathan’s Famous, Inc	76,787
4,184	*	NEOGAMES S.A.	54,685
30,778	*	Noodles & Co	171,433
287,566	*,e	Norwegian Cruise Line Holdings Ltd	5,759,947
14,188	*	ONE Group Hospitality, Inc	132,090
40,465	*	OneSpaWorld Holdings Ltd	406,269
25,431		Papa John’s International, Inc	2,315,492
128,295	*	Penn National Gaming, Inc	4,691,748
53,516	*	Perdoceo Education Corp	598,309
64,736	*	Planet Fitness, Inc	5,180,822
21,263	*	PlayAGS, Inc	140,336
17,418	*,e	Portillo’s, Inc	362,817
41,267	*	PowerSchool Holdings, Inc	624,782
6,723		RCI Hospitality Holdings, Inc	416,557
11,986	*	Red Robin Gourmet Burgers, Inc	158,095
44,870		Red Rock Resorts, Inc	1,972,485
173,956	*	Royal Caribbean Cruises Ltd	13,521,600
39,579	*	Rush Street Interactive, Inc	251,327
33,773		Ruth’s Hospitality Group Inc	708,220
74,392	*	Scientific Games Corp (Class A)	4,170,415
39,441	*	SeaWorld Entertainment, Inc	2,659,901
127,983		Service Corp International	8,396,965
28,420	*	Shake Shack, Inc	1,643,529
59,980	*	Six Flags Entertainment Corp	2,295,435
909,226		Starbucks Corp	67,864,629
38,315	*,e	StoneMor, Inc	90,806
18,420		Strategic Education, Inc	1,189,932
123

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

31,895	*	Stride, Inc	$1,253,473
9,777	*,e	Sweetgreen, Inc	263,979
24,593	*	Target Hospitality Corp	153,952
92,748	*	Terminix Global Holdings, Inc	4,256,206
55,054		Texas Roadhouse, Inc (Class A)	4,532,596
65,334		Travel & Leisure Co	3,624,730
9,689	*	Udemy, Inc	105,707
31,051		Vail Resorts, Inc	7,891,922
96,685	*	Vivint Smart Home, Inc	506,629
143,392		Wendy’s	2,833,426
23,002		Wingstop, Inc	2,110,663
40,606	*	WW International Inc	397,533
70,675		Wyndham Hotels & Resorts, Inc	6,216,573
82,178	*	Wynn Resorts Ltd	5,791,905
6,851	*	Xponential Fitness, Inc	141,953
339,743		Yum China Holdings, Inc	14,201,257
231,731		Yum! Brands, Inc	27,114,844
		TOTAL CONSUMER SERVICES	699,570,833

DIVERSIFIED FINANCIALS - 5.2%
8,517		AFC Gamma, Inc	136,357
31,621		Affiliated Managers Group, Inc	3,970,649
405,643		AGNC Investment Corp	4,453,960
11,648		Alerus Financial Corp	297,606
269,366		Ally Financial, Inc	10,763,865
6,316		A-Mark Precious Metals, Inc	497,701
487,992		American Express Co	85,257,082
89,292		Ameriprise Financial, Inc	23,706,133
1,085,288		Annaly Capital Management, Inc	6,967,549
106,416		Apollo Commercial Real Estate Finance, Inc	1,281,249
290,502		Apollo Global Management, Inc	14,455,380
110,220		Arbor Realty Trust, Inc	1,884,762
27,305		Ares Commercial Real Estate Corp	411,486
111,698		Ares Management Corp	7,396,642
60,138		ARMOUR Residential REIT, Inc	441,413
44,051		Artisan Partners Asset Management, Inc	1,415,799
17,886	*	Assetmark Financial Holdings, Inc	343,948
2,527		Associated Capital Group, Inc	100,069
3,923	*	Atlanticus Holdings Corp	168,846
14,956		B. Riley Financial, Inc	675,413
26,431		Banco Latinoamericano de Exportaciones S.A. (Class E)	382,985
581,343		Bank of New York Mellon Corp	24,451,287
1,455,652	*	Berkshire Hathaway, Inc (Class B)	469,928,135
250,087		BGC Partners, Inc (Class A)	907,816
113,289		BlackRock, Inc	70,769,373
120,837		Blackstone Mortgage Trust, Inc	3,629,943
555,451		Blackstone, Inc	56,417,158
40,435	*	Blucora, Inc	818,809
34,377		Brightsphere Investment Group, Inc	688,915
63,577		BrightSpire Capital, Inc	540,404
101,143		Broadmark Realty Capital, Inc	789,927
67,189	*	Cannae Holdings, Inc	1,505,034
323,802		Capital One Financial Corp	40,352,205
129,399		Carlyle Group, Inc	4,695,890
83,550		CBOE Global Markets, Inc	9,439,479
1,191,677		Charles Schwab Corp	79,043,935
124

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

174,201		Chimera Investment Corp	$1,745,494
288,247		CME Group, Inc	63,224,097
23,385		Cohen & Steers, Inc	1,816,781
21,902		Cowen Group, Inc	500,461
6,480	*,e	Credit Acceptance Corp	3,321,000
18,727		Curo Group Holdings Corp	219,855
2,708		Diamond Hill Investment Group, Inc	455,946
227,717		Discover Financial Services	25,609,054
22,077	*	Donnelley Financial Solutions, Inc	646,194
20,144		Dynex Capital, Inc	326,937
40,420		Ellington Financial Inc	654,400
20,636	*	Encore Capital Group, Inc	1,192,967
29,509	*	Enova International, Inc	1,103,637
279,280		Equitable Holdings, Inc	8,051,642
29,317		Evercore Inc	3,100,273
29,783	*	Ezcorp, Inc (Class A)	208,481
30,276		Factset Research Systems, Inc	12,216,063
77,672		Federated Investors, Inc (Class B)	2,212,099
30,284		FirstCash Holdings, Inc	2,416,058
50,027	*	Focus Financial Partners, Inc	1,973,565
42,721		Franklin BSP Realty Trust, Inc	566,480
226,722		Franklin Resources, Inc	5,575,094
2,457		GAMCO Investors, Inc (Class A)	49,066
24,464	e	GCM Grosvenor, Inc	201,828
259,690		Goldman Sachs Group, Inc	79,332,698
42,206		Granite Point Mortgage Trust, Inc	410,664
17,463		Great Ajax Corp	162,581
40,633	*	Green Dot Corp	1,075,962
22,814		Greenhill & Co, Inc	276,278
25,919		Hamilton Lane, Inc	1,777,525
58,141		Hannon Armstrong Sustainable Infrastructure Capital, Inc	2,325,059
39,448		Houlihan Lokey, Inc	3,285,624
61,127		Interactive Brokers Group, Inc (Class A)	3,640,724
440,687		Intercontinental Exchange Group, Inc	51,035,961
258,867		Invesco Ltd	4,757,975
301,697		Invesco Mortgage Capital, Inc	524,953
131,064		Janus Henderson Group plc	3,994,831
169,782		Jefferies Financial Group, Inc	5,222,494
440,994		KKR & Co, Inc	22,477,464
25,564		KKR Real Estate Finance Trust, Inc	485,716
92,781		Ladder Capital Corp	1,056,776
77,741		Lazard Ltd (Class A)	2,547,573
94,224	*	LendingClub Corp	1,436,916
9,236	*	LendingTree, Inc	733,523
64,118		LPL Financial Holdings, Inc	12,045,849
29,689		MarketAxess Holdings, Inc	7,826,317
82,388		MFA Financial, Inc	1,174,029
46,337		Moelis & Co	2,050,876
129,006		Moody’s Corp	40,827,819
1,057,612		Morgan Stanley	85,232,951
18,854		Morningstar, Inc	4,774,398
62,907		MSCI, Inc (Class A)	26,499,574
91,343		Nasdaq Inc	14,374,648
121,730		Navient Corp	1,934,290
23,191		Nelnet, Inc (Class A)	1,903,285
335,869		New Residential Investment Corp	3,493,038
125

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

309,429		New York Mortgage Trust, Inc	$996,361
163,305		Northern Trust Corp	16,828,580
87,052		OneMain Holdings, Inc	3,998,298
78,886	*	Open Lending Corp	1,076,005
15,352	*	Oportun Financial Corp	177,930
8,014		Oppenheimer Holdings, Inc	258,211
99,409		Orchid Island Capital, Inc	276,357
80,688		PennyMac Mortgage Investment Trust	1,237,754
13,468		Piper Jaffray Cos	1,548,551
19,040		PJT Partners, Inc	1,256,450
35,342	*	PRA Group, Inc	1,485,424
51,803	*	PROG Holdings, Inc	1,371,225
9,606		Pzena Investment Management, Inc (Class A)	60,422
145,657		Raymond James Financial, Inc	14,195,731
49,956		Ready Capital Corp	727,859
92,635		Redwood Trust, Inc	898,559
6,059		Regional Management Corp	260,840
274,495		S&P Global, Inc	103,347,368
16,501		Sculptor Capital Management, Inc	172,600
85,592		SEI Investments Co	4,769,186
223,476		SLM Corp	3,738,753
224,423		Starwood Property Trust, Inc	5,134,798
290,150		State Street Corp	19,431,346
36,890		StepStone Group, Inc	945,122
78,998		Stifel Financial Corp	4,886,026
12,459	*	StoneX Group, Inc	844,471
411,530		Synchrony Financial	15,148,419
181,549		T Rowe Price Group, Inc	22,337,789
48,537		TPG RE Finance Trust, Inc	512,065
85,175		Tradeweb Markets, Inc	6,063,608
263,765		Two Harbors Investment Corp	1,268,710
38,360	*,e	Upstart Holdings, Inc	2,877,767
70,717		Virtu Financial, Inc	2,042,307
5,785		Virtus Investment Partners, Inc	1,024,871
84,787		Voya Financial, Inc	5,353,451
103,714		WisdomTree Investments, Inc	604,653
3,402	*	World Acceptance Corp	641,991
		TOTAL DIVERSIFIED FINANCIALS	1,702,872,905

ENERGY - 4.2%
17,590	*,e	Aemetis, Inc	160,597
54,108	*	Alto Ingredients, Inc	312,203
1,657		Altus Midstream Co	117,896
259,588		Antero Midstream Corp	2,665,969
226,818	*	Antero Resources Corp	7,983,994
286,924		APA Corp	11,743,799
12,551		Arch Resources, Inc	2,088,235
106,449		Archrock, Inc	927,171
583,536		Baker Hughes Co	18,101,287
77,118		Berry Petroleum Co LLC	845,984
37,229		Bonanza Creek Energy, Inc	2,182,364
32,783		Brigham Minerals, Inc	812,363
23,545	*	Bristow Group, Inc	702,112
629,395		Cabot Oil & Gas Corp	18,120,282
41,026		Cactus, Inc	2,048,428
63,465		California Resources Corp	2,551,928
126

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

40,270	*	Callon Petroleum Co	$2,064,643
133,563	*	Centennial Resource Development, Inc	1,033,778
6,408	*	Centrus Energy Corp	177,886
159,700		ChampionX Corp	3,369,670
185,108		Cheniere Energy, Inc	25,139,517
81,096		Chesapeake Energy Corp	6,651,494
1,536,062		Chevron Corp	240,654,834
119,423	*	Clean Energy Fuels Corp	699,819
160,470	*	CNX Resources Corp	3,297,659
78,360	*	Comstock Resources Inc	1,334,471
1,041,906		ConocoPhillips	99,522,861
26,027	*	CONSOL Energy, Inc	1,237,584
49,543	e	Continental Resources, Inc	2,753,105
38,578	e	Crescent Energy, Inc	606,060
25,484		CVR Energy, Inc	638,884
48,546	*	Delek US Holdings, Inc	1,174,813
40,714	*	Denbury, Inc	2,604,882
534,228		Devon Energy Corp	31,076,043
108,512		DHT Holdings, Inc	609,837
142,274		Diamondback Energy, Inc	17,959,247
14,538	*	DMC Global, Inc	290,615
26,271		Dorian LPG Ltd	386,709
24,796	*	Dril-Quip, Inc	716,108
78,255		DT Midstream, Inc	4,206,206
34,468	*,e	Earthstone Energy, Inc	464,973
107,406	*,e	Energy Fuels, Inc	806,619
461,609		EOG Resources, Inc	53,897,467
243,625		EQT Corp	9,684,094
333,011		Equitrans Midstream Corp	2,617,466
3,350,182	d	Exxon Mobil Corp	285,603,016
28,935		Falcon Minerals Corp	196,758
35,506	*	Frank’s International NV	542,532
93,320	*,e	Frontline Ltd	777,356
155,431	*,e	Gevo, Inc	576,649
74,372	*	Golar LNG Ltd	1,659,983
36,721	*	Green Plains Inc	1,030,758
701,391		Halliburton Co	24,983,547
115,013	*	Helix Energy Solutions Group, Inc	472,703
80,959		Helmerich & Payne, Inc	3,726,543
221,674		Hess Corp	22,847,939
116,986	*	HF Sinclair Corp	4,447,808
40,015		International Seaways, Inc	845,517
1,530,965		Kinder Morgan, Inc	27,787,015
345,986	*	Kosmos Energy Ltd	2,338,865
10,423	*	Laredo Petroleum, Inc	742,222
65,694	*	Liberty Oilfield Services, Inc	1,060,301
110,806		Magnolia Oil & Gas Corp	2,575,131
602,805		Marathon Oil Corp	15,021,901
486,064		Marathon Petroleum Corp	42,413,945
87,382		Matador Resources Co	4,265,989
112,829		Murphy Oil Corp	4,296,528
6,541	*	Nabors Industries Ltd	1,011,369
21,846	*	National Energy Services Reunited Corp	146,150
20,127		New Fortress Energy, Inc	780,525
118,239	*	Newpark Resources, Inc	412,654
131,357	*	NexTier Oilfield Solutions, Inc	1,448,868
127

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

173,863	e	Nordic American Tankers Ltd	$445,089
46,551		Northern Oil and Gas, Inc	1,162,844
306,141		NOV, Inc	5,550,336
15,219		Oasis Petroleum, Inc	2,018,953
667,725		Occidental Petroleum Corp	36,784,970
163,443	*	Oceaneering International, Inc	1,851,809
51,141	*	Oil States International, Inc	345,713
348,277		ONEOK, Inc	22,056,382
202,800		Ovintiv, Inc	10,381,332
30,460	*	Par Pacific Holdings, Inc	446,848
141,573		Patterson-UTI Energy, Inc	2,327,460
77,171	*	PBF Energy, Inc	2,242,589
75,201		PDC Energy, Inc	5,244,518
76,094	*	Peabody Energy Corp	1,722,768
45,374	*	Penn Virginia Corp	1,445,162
369,432		Phillips 66	32,051,920
169,644		Pioneer Natural Resources Co	39,437,141
67,160	*	ProPetro Holding Corp	949,642
188,986	*	Range Resources Corp	5,658,241
33,786	*	Renewable Energy Group, Inc	2,062,973
4,181	*	Rex American Resources Corp	353,838
9,335	e	Riley Exploration Permian, Inc	216,852
56,320	*	RPC, Inc	582,349
1,110,134		Schlumberger Ltd	43,306,327
41,375		Scorpio Tankers, Inc	1,023,204
52,003	*	Select Energy Services, Inc	403,543
109,369		SFL Corp Ltd	1,084,940
92,801		SM Energy Co	3,297,220
22,723		Solaris Oilfield Infrastructure, Inc	255,634
786,161	*	Southwestern Energy Co	5,896,208
27,732	*	Talos Energy, Inc	503,890
189,321		Targa Resources Investments, Inc	13,898,055
114,175	*	Teekay Corp	369,927
18,022	*	Teekay Tankers Ltd	288,532
299,694	*	Tellurian, Inc	1,492,476
92,761	*	Tetra Technologies, Inc	341,360
4,693		Texas Pacific Land Corp	6,413,454
30,687	*	Tidewater, Inc	612,513
232,916	*,e	Uranium Energy Corp	989,893
138,061	*,e	Ur-Energy, Inc	190,524
65,825	*	US Silica Holdings, Inc	1,223,029
323,298		Valero Energy Corp	36,041,261
109,415	*	W&T Offshore, Inc	520,815
29,713		Whiting Petroleum Corp	2,170,535
955,029		Williams Cos, Inc	32,747,944
51,846		World Fuel Services Corp	1,255,710
		TOTAL ENERGY	1,368,721,251

FOOD & STAPLES RETAILING - 1.5%
127,927		Albertsons Cos, Inc	4,001,557
24,710		Andersons, Inc	1,241,183
106,183	*	BJ’s Wholesale Club Holdings, Inc	6,832,876
28,675		Casey’s General Stores, Inc	5,772,278
26,760	*	Chefs’ Warehouse Holdings, Inc	979,416
351,519		Costco Wholesale Corp	186,909,683
66,176	*	Grocery Outlet Holding Corp	2,228,146
128

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

39,894	*,e	HF Foods Group Inc	$232,981
10,287		Ingles Markets, Inc (Class A)	957,925
576,411		Kroger Co	31,103,138
10,760		Natural Grocers by Vitamin C	219,396
117,268	*	Performance Food Group Co	5,775,449
17,934		Pricesmart, Inc	1,424,856
45,057	*,e	Rite Aid Corp	287,013
29,053		SpartanNash Co	995,937
90,053	*	Sprouts Farmers Market, Inc	2,683,579
404,086		SYSCO Corp	34,541,271
43,334	*	United Natural Foods, Inc	1,860,329
171,952	*	US Foods Holding Corp	6,468,834
4,683		Village Super Market (Class A)	108,599
567,382		Walgreens Boots Alliance, Inc	24,056,997
1,125,403		Walmart, Inc	172,175,405
15,315	e	Weis Markets, Inc	1,223,362
		TOTAL FOOD & STAPLES RETAILING	492,080,210

FOOD, BEVERAGE & TOBACCO - 3.3%
114,071	*,e	22nd Century Group, Inc	217,876
1,456,589		Altria Group, Inc	80,942,651
103,210	*,e	AppHarvest, Inc	424,193
439,073		Archer-Daniels-Midland Co	39,323,378
58,750		B&G Foods, Inc (Class A)	1,582,137
44,201	*,e	Beyond Meat, Inc	1,630,133
7,138	*	Boston Beer Co, Inc (Class A)	2,676,750
34,926		Brown-Forman Corp (Class A)	2,180,081
145,320		Brown-Forman Corp (Class B)	9,800,381
106,943		Bunge Ltd	12,097,392
14,762		Calavo Growers, Inc	534,975
30,770		Cal-Maine Foods, Inc	1,653,272
153,607		Campbell Soup Co	7,253,323
43,188	*	Celsius Holdings, Inc	2,245,776
3,085,632		Coca-Cola Co	199,362,684
3,983		Coca-Cola Consolidated Inc	1,758,494
375,947		ConAgra Brands, Inc	13,131,829
122,958		Constellation Brands, Inc (Class A)	30,258,734
128,633	*	Darling International, Inc	9,440,376
35,513	*	Duckhorn Portfolio, Inc	689,662
148,997		Flowers Foods, Inc	3,951,400
35,907		Fresh Del Monte Produce, Inc	935,377
30,966	*	Freshpet, Inc	2,890,676
475,484		General Mills, Inc	33,630,983
70,395	*	Hain Celestial Group, Inc	2,361,048
115,333		Hershey Co	26,038,731
222,277		Hormel Foods Corp	11,645,092
104,620	*	Hostess Brands, Inc	2,373,828
51,132		Ingredion, Inc	4,351,845
11,897		J&J Snack Foods Corp	1,780,981
82,688		J.M. Smucker Co	11,322,468
7,570		John B. Sanfilippo & Son, Inc	587,735
202,655		Kellogg Co	13,881,867
550,219		Keurig Dr Pepper, Inc	20,578,191
548,541		Kraft Heinz Co	23,384,303
5,149	*	Laird Superfood, Inc	15,498
114,607		Lamb Weston Holdings, Inc	7,575,523
129

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

15,350		Lancaster Colony Corp	$2,382,013
25,123	*	Landec Corp	249,974
10,480		Limoneira Co	125,131
196,548		McCormick & Co, Inc	19,766,832
12,847	e	MGP Ingredients, Inc	1,173,317
27,917	*	Mission Produce, Inc	355,104
139,127		Molson Coors Brewing Co (Class B)	7,532,336
1,093,372		Mondelez International, Inc	70,500,627
295,295	*	Monster Beverage Corp	25,300,876
21,824		National Beverage Corp	962,002
1,098,193		PepsiCo, Inc	188,570,720
1,232,854		Philip Morris International, Inc	123,285,400
43,159	*	Pilgrim’s Pride Corp	1,223,558
44,550	*	Post Holdings, Inc	3,314,074
122,967		Primo Water Corp	1,800,237
20,487		Sanderson Farms, Inc	3,879,623
241		Seaboard Corp	1,018,223
4,216	*	Seneca Foods Corp	228,718
68,477	*	Simply Good Foods Co	2,852,067
18,473	*	Sovos Brands, Inc	278,942
35,294	*,e	Tattooed Chef, Inc	281,999
13,567		Tootsie Roll Industries, Inc	475,252
39,282	*	TreeHouse Foods, Inc	1,237,383
10,723		Turning Point Brands, Inc	336,595
225,984		Tyson Foods, Inc (Class A)	21,052,669
19,801		Universal Corp	1,145,488
44,376		Utz Brands, Inc	626,589
107,929		Vector Group Ltd	1,372,857
18,534	*	Vital Farms, Inc	213,141
28,260	*	Whole Earth Brands, Inc	195,277
		TOTAL FOOD, BEVERAGE & TOBACCO	1,066,246,667

HEALTH CARE EQUIPMENT & SERVICES - 6.0%
88,031	*	1Life Healthcare, Inc	620,619
1,382,800		Abbott Laboratories	156,947,800
35,164	*	Abiomed, Inc	10,077,299
68,105	*	Acadia Healthcare Co, Inc	4,622,967
24,556	*,e	Accelerate Diagnostics, Inc	23,574
37,948	*	Accolade, Inc	210,991
78,515	*	Accuray, Inc	208,850
13,353	*,e	Acutus Medical, Inc	17,092
52,940	*	AdaptHealth Corp	670,220
11,376	*	Addus HomeCare Corp	958,769
28,381	*	Agiliti, Inc	560,241
129,834	*	agilon health, Inc	2,307,150
14,195	*	AirSculpt Technologies, Inc	148,622
62,517	*	Align Technology, Inc	18,124,303
68,336	*	Alignment Healthcare, Inc	656,709
106,021	*	Allscripts Healthcare Solutions, Inc	2,190,394
52,892	*	Alphatec Holdings Inc	573,878
24,952	*	Amedisys, Inc	3,185,123
147,153	*	American Well Corp	460,589
116,956		AmerisourceBergen Corp	17,694,273
35,917	*	AMN Healthcare Services, Inc	3,510,887
27,895	*	Angiodynamics, Inc	587,190
194,037		Anthem, Inc	97,392,991
130

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

28,468	*,e	Apollo Medical Holdings, Inc	$1,038,513
34,428	*	Apyx Medical Corp	129,794
205,380	*,e	Asensus Surgical, Inc	93,099
81,802	*,e	Aspira Women’s Health, Inc	52,059
33,960	*	AtriCure, Inc	1,763,543
1,124		Atrion Corp	704,321
37,191	*	Avanos Medical, Inc	1,084,490
28,947	*	Aveanna Healthcare Holdings, Inc	84,525
28,753	*	AxoGen, Inc	208,172
35,209	*	Axonics Modulation Technologies, Inc	1,824,530
401,667		Baxter International, Inc	28,542,457
225,258		Becton Dickinson & Co	55,681,525
18,374	*	BioLife Solutions Inc	232,799
20,138	*	Bioventus, Inc	242,260
1,128,049	*	Boston Scientific Corp	47,502,143
146,444	*	Brookdale Senior Living, Inc	905,024
139,920	*,e	Butterfly Network, Inc	465,934
219,235		Cardinal Health, Inc	12,726,592
31,027	*	Cardiovascular Systems, Inc	580,205
16,061	*	Castle Biosciences, Inc	358,803
460,093	*	Centene Corp	37,060,491
241,094		Cerner Corp	22,576,042
88,812	*	Certara, Inc	1,629,700
128,984	*	Cerus Corp	595,906
193,244	*	Change Healthcare, Inc	4,552,829
12,022		Chemed Corp	5,907,491
256,957		Cigna Corp	63,411,848
14,237	*,e	ClearPoint Neuro, Inc	122,011
93,838	*	Community Health Systems, Inc	719,737
20,990	*	Computer Programs & Systems, Inc	670,001
23,321		Conmed Corp	3,100,760
38,453		Cooper Cos, Inc	13,883,071
7,699	*	Corvel Corp	1,193,961
78,314	*	Covetrus, Inc	1,080,733
27,007	*	Cross Country Healthcare, Inc	506,111
29,096	*	CryoLife, Inc	590,358
30,605	*,e	CryoPort, Inc	690,449
10,689	*	Cue Health, Inc	71,616
13,300	*	Cutera, Inc	722,323
1,039,371		CVS Health Corp	99,914,734
38,517	*,e	CytoSorbents Corp	80,886
10,207	*,e	DarioHealth Corp	50,627
52,183	*	DaVita, Inc	5,655,072
20,022	*	Definitive Healthcare Corp	473,520
169,125		Dentsply Sirona, Inc	6,763,309
76,215	*	Dexcom, Inc	31,139,925
489,763	*	Edwards Lifesciences Corp	51,807,130
45,206	*	Embecta Corp	1,375,603
75,836		Encompass Health Corp	5,219,792
40,165		Ensign Group, Inc	3,226,454
128,853	*	Envista Holdings Corp	5,105,156
59,647	*	Evolent Health, Inc	1,641,485
61,821	*,e	Figs, Inc	968,117
16,372	*	Fulgent Genetics, Inc	898,495
34,373	*	Glaukos Corp	1,625,499
60,622	*	Globus Medical, Inc	4,014,389
131

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

69,110	*	Guardant Health, Inc	$4,264,087
38,243	*	Haemonetics Corp	1,937,773
26,333	*	Hanger Inc	432,915
193,392		HCA Healthcare, Inc	41,492,254
39,874	*	Health Catalyst, Inc	663,503
62,483	*	HealthEquity, Inc	3,893,941
20,673	*	HealthStream, Inc	394,854
109,164	*	Henry Schein, Inc	8,853,200
7,123	*	Heska Corp	782,390
196,942	*	Hologic, Inc	14,177,855
102,455		Humana, Inc	45,547,395
20,344	*,e	iCAD, Inc	73,238
16,166	*	ICU Medical, Inc	3,459,362
67,246	*	IDEXX Laboratories, Inc	28,948,058
37,800	*	Inari Medical, Inc	3,050,460
15,740	*	InfuSystem Holdings, Inc	124,818
21,438	*,e	Innovage Holding Corp	98,400
14,364	*	Inogen, Inc	363,122
20,787	*	Inspire Medical Systems, Inc	4,277,133
52,351	*	Insulet Corp	12,511,365
25,757	*	Integer Holding Corp	1,936,154
55,460	*	Integra LifeSciences Holdings Corp	3,391,934
25,524	*	Intersect ENT, Inc	698,592
284,320	*	Intuitive Surgical, Inc	68,037,776
201,880	*	Invitae Corp	1,071,983
4,627		iRadimed Corp	152,275
23,821	*	iRhythm Technologies, Inc	2,938,797
10,450	*	Joint Corp	318,934
74,392	*	Laboratory Corp of America Holdings	17,874,910
54,917	*	Lantheus Holdings, Inc	3,647,038
16,588		LeMaitre Vascular, Inc	716,767
23,267	*	LHC Group, Inc	3,858,832
56,680	*,e	LifeStance Health Group, Inc	383,724
42,540	*	LivaNova plc	3,261,116
38,900	*	Masimo Corp	4,394,533
121,461		McKesson Corp	37,605,540
63,632	*	MEDNAX, Inc	1,178,465
1,062,692		Medtronic plc	110,902,537
31,113	*	Meridian Bioscience, Inc	796,182
39,199	*	Merit Medical Systems, Inc	2,430,730
3,666		Mesa Laboratories, Inc	783,168
9,626	*	ModivCare, Inc	1,000,815
45,486	*	Molina Healthcare, Inc	14,257,587
269,758	*,e	Multiplan Corp	1,195,028
20,936	*,e	NantHealth, Inc	14,747
9,997		National Healthcare Corp	680,396
13,643		National Research Corp	467,955
26,413	*	Natus Medical, Inc	878,760
87,993	*	Neogen Corp	2,323,015
18,881	*,e	Neuronetics, Inc	46,070
6,842	*,e	NeuroPace, Inc	55,010
26,411	*	Nevro Corp	1,629,295
43,227	*	NextGen Healthcare, Inc	814,829
79,735	*	Novocure Ltd	6,106,106
40,332	*	NuVasive, Inc	2,074,678
76,047	*	Oak Street Health, Inc	1,375,690
132

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

33,694	*	Omnicell, Inc	$3,678,374
5,992	*	Ontrak, Inc	7,130
12,737	*	OptimizeRx Corp	358,037
122,648	*	Option Care Health, Inc	3,664,722
55,936	*	OraSure Technologies, Inc	343,447
92,137	*	Ortho Clinical Diagnostics Holdings plc	1,622,533
14,962	*	Orthofix Medical Inc	463,822
10,643	*	OrthoPediatrics Corp	479,786
34,512	*	Outset Medical, Inc	1,203,779
56,019		Owens & Minor, Inc	1,988,114
12,400	*	Paragon 28, Inc	222,828
70,379		Patterson Cos, Inc	2,165,562
109,921	*,e	PAVmed, Inc	139,600
32,233	*	Pennant Group, Inc	528,299
26,905	*	Penumbra, Inc	4,642,727
18,578	*,e	PetIQ, Inc	369,702
36,146	*	Phreesia, Inc	827,020
97,656		Premier, Inc	3,536,124
32,316	*	Privia Health Group, Inc	710,629
5,009	*	PROCEPT BioRobotics Corp	178,120
47,584	*	Progyny, Inc	1,829,605
19,107	*	Pulmonx Corp	460,479
15,571	*,e	Pulse Biosciences, Inc	38,927
94,887		Quest Diagnostics, Inc	12,699,676
28,612	*	Quidel Corp	2,878,939
47,864	*,e	Quotient Ltd	27,613
96,106	*	R1 RCM, Inc	2,164,307
32,981	*	RadNet, Inc	643,129
114,264		Resmed, Inc	22,849,372
10,301	*,e	Retractable Technologies, Inc	39,453
34,225	*	Schrodinger, Inc	846,042
24,695	*	SeaSpine Holdings Corp	229,910
87,546		Select Medical Holdings Corp	1,979,415
313,654	*,e	Senseonics Holdings, Inc	439,116
11,192	*	Sharps Compliance Corp	48,349
27,143	*	Shockwave Medical Inc	4,102,122
24,420	*	SI-BONE, Inc	487,912
41,844	*,e	Sientra, Inc	59,418
8,216	*,e	Sight Sciences, Inc	57,348
48,485	*	Signify Health, Inc	669,093
26,274	*	Silk Road Medical Inc	920,904
11,111		Simulations Plus, Inc	518,439
36,688	*	Staar Surgical Co	2,094,518
37,108	*	Stereotaxis, Inc	92,770
68,075		STERIS plc	15,252,204
275,860		Stryker Corp	66,553,984
26,047	*	Surgery Partners, Inc	1,332,565
12,498	*	SurModics, Inc	483,173
17,723	*	Tabula Rasa HealthCare, Inc	59,726
16,594	*	Tactile Systems Technology, Inc	280,107
10,923	*,e	Talis Biomedical Corp	11,469
48,134	*	Tandem Diabetes Care, Inc	4,643,968
117,704	*,e	Teladoc, Inc	3,973,687
36,407		Teleflex, Inc	10,398,567
82,151	*	Tenet Healthcare Corp	5,956,769
34,296	*	Tivity Health, Inc	1,101,930
133

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

19,088	*	Transmedics Group, Inc	$400,084
22,626	*	Treace Medical Concepts, Inc	443,470
746,583		UnitedHealth Group, Inc	379,674,785
57,509		Universal Health Services, Inc (Class B)	7,046,578
10,603		US Physical Therapy, Inc	1,100,273
1,543		Utah Medical Products, Inc	130,522
15,373	*	Vapotherm, Inc	68,256
28,457	*	Varex Imaging Corp	564,871
110,024	*	Veeva Systems, Inc	20,018,867
27,034	*,e	Viemed Healthcare, Inc	134,629
100,633	*	ViewRay, Inc	268,690
164,991		Zimmer Biomet Holdings, Inc	19,922,663
16,254	*	Zimvie, Inc	365,715
18,838	e	Zynex Inc	119,998
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	1,953,277,802

HOUSEHOLD & PERSONAL PRODUCTS - 1.5%
74,923	*	Beauty Health Co	981,491
86,194	*	BellRing Brands, Inc	1,847,137
8,650	*	Central Garden & Pet Co	378,783
31,768	*	Central Garden and Pet Co (Class A)	1,314,560
190,518		Church & Dwight Co, Inc	18,586,936
97,652		Clorox Co	14,010,132
659,508		Colgate-Palmolive Co	50,815,091
285,172	*	Coty, Inc	2,312,745
43,109		Edgewell Personal Care Co	1,644,177
33,082	*	elf Beauty, Inc	804,885
49,150		Energizer Holdings, Inc	1,488,754
181,049		Estee Lauder Cos (Class A)	47,807,799
82,434	*	Herbalife Nutrition Ltd	2,191,096
63,134	*	Honest Co, Inc	250,011
13,924		Inter Parfums, Inc	1,138,009
265,893		Kimberly-Clark Corp	36,913,925
8,832		Medifast, Inc	1,575,276
9,715	*	Nature’s Sunshine Products, Inc	160,880
101,144	*	NewAge, Inc	40,053
37,408		Nu Skin Enterprises, Inc (Class A)	1,595,077
2,626		Oil-Dri Corp of America	65,519
71,709	*	Olaplex Holdings, Inc	1,054,122
1,910,253		Procter & Gamble Co	306,691,119
5,496	*,e	Revlon, Inc (Class A)	33,636
75,019		Reynolds Consumer Products, Inc	2,219,812
33,625		Spectrum Brands Holdings, Inc	2,860,479
9,753	*	USANA Health Sciences, Inc	747,665
48,983	*,e	Veru, Inc	574,081
10,749		WD-40 Co	1,977,601
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	502,080,851

INSURANCE - 2.3%
506,221		Aflac, Inc	28,996,339
10,439	*	Alleghany Corp	8,732,224
222,000		Allstate Corp	28,091,880
31,404	*	AMBAC Financial Group, Inc	242,753
64,805		American Equity Investment Life Holding Co	2,444,445
52,573		American Financial Group, Inc	7,280,309
656,777		American International Group, Inc	38,428,022
134

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

6,394		American National Group, Inc	$1,205,972
15,389		Amerisafe, Inc	713,280
173,007		Aon plc	49,824,286
293,088	*	Arch Capital Group Ltd	13,385,329
23,843		Argo Group International Holdings Ltd	1,020,480
162,825		Arthur J. Gallagher & Co	27,434,384
44,830		Assurant, Inc	8,153,680
55,148		Assured Guaranty Ltd	3,041,412
59,084		Axis Capital Holdings Ltd	3,387,286
363,754	*,e	Bright Health Group, Inc	654,757
63,823	*	Brighthouse Financial, Inc	3,277,949
184,753		Brown & Brown, Inc	11,450,991
34,486	*	BRP Group, Inc	797,316
339,607		Chubb Ltd	70,111,865
118,260		Cincinnati Financial Corp	14,505,772
31,384	*,e	Citizens, Inc (Class A)	93,838
25,334		CNA Financial Corp	1,201,845
99,432		Conseco, Inc	2,400,289
563		Crawford & Co	4,391
3,646		Donegal Group, Inc (Class A)	49,330
20,297	*	eHealth, Inc	163,391
21,352		Employers Holdings, Inc	839,988
9,688	*	Enstar Group Ltd	2,283,946
20,562		Erie Indemnity Co (Class A)	3,295,677
30,066		Everest Re Group Ltd	8,259,431
212,081		Fidelity National Financial Inc	8,445,065
82,599		First American Financial Corp	4,816,348
381,667	*	Genworth Financial, Inc (Class A)	1,415,985
79,695		Globe Life, Inc	7,816,486
38,499	*,e	GoHealth, Inc	28,766
13,362		Goosehead Insurance, Inc	768,181
25,827	*	Greenlight Capital Re Ltd (Class A)	177,690
27,316		Hanover Insurance Group, Inc	4,010,535
265,385		Hartford Financial Services Group, Inc	18,558,373
4,272		HCI Group, Inc	273,792
32,368		Heritage Insurance Holdings, Inc	137,888
31,895		Horace Mann Educators Corp	1,271,016
763		Investors Title Co	143,177
37,916		James River Group Holdings Ltd	898,988
48,650		Kemper Corp	2,245,684
17,207		Kinsale Capital Group, Inc	3,814,620
29,062	*,e	Lemonade, Inc	606,233
142,058		Lincoln National Corp	8,544,789
178,483		Loews Corp	11,215,872
10,653	*	Markel Corp	14,416,492
402,267		Marsh & McLennan Cos, Inc	65,046,574
55,135	*	MBIA, Inc	663,825
22,360		Mercury General Corp	1,127,615
552,437		Metlife, Inc	36,284,062
145,669	*	MetroMile, Inc	142,960
1,863		National Western Life Group, Inc	370,290
5,736	*	NI Holdings, Inc	90,916
215,204		Old Republic International Corp	4,736,640
20,068	*	Palomar Holdings, Inc	1,092,703
30,196		Primerica, Inc	3,912,194
207,401		Principal Financial Group	14,132,304
135

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

43,676		ProAssurance Corp	$1,073,119
461,456		Progressive Corp	49,541,916
296,774		Prudential Financial, Inc	32,202,947
52,118		Reinsurance Group of America, Inc (Class A)	5,593,304
36,472		RenaissanceRe Holdings Ltd	5,234,461
32,620		RLI Corp	3,744,124
12,944		Safety Insurance Group, Inc	1,113,702
44,976		Selective Insurance Group, Inc	3,704,223
101,259	*	Selectquote, Inc	208,594
89,608	*	SiriusPoint Ltd	562,738
20,193		Stewart Information Services Corp	1,041,959
14,139		Tiptree Inc	164,437
189,957		Travelers Cos, Inc	32,494,044
29,700	*	Trupanion, Inc	1,889,514
12,876		United Fire Group Inc	377,138
12,036		United Insurance Holdings Corp	27,562
22,601		Universal Insurance Holdings, Inc	283,869
157,217		Unum Group	4,798,263
161,260		W.R. Berkley Corp	10,722,177
2,249		White Mountains Insurance Group Ltd	2,356,997
98,198		Willis Towers Watson plc	21,098,822
		TOTAL INSURANCE	737,212,830

MATERIALS - 2.7%
21,255		AdvanSix, Inc	946,698
174,949		Air Products & Chemicals, Inc	40,950,312
92,633		Albemarle Corp	17,862,421
148,084		Alcoa Corp	10,040,095
97,921	*	Allegheny Technologies, Inc	2,661,493
1,202,955		Amcor plc	14,267,046
22,290		American Vanguard Corp	477,006
126,372	*,e	Amyris, Inc	433,456
52,485		Aptargroup, Inc	6,026,853
84,956	*	Arconic Corp	2,137,493
15,086	†	Ardagh Group S.A.	268,908
130,309	*	Ardagh Metal Packaging S.A.	929,103
43,921		Ashland Global Holdings, Inc	4,610,387
16,317	*	Aspen Aerogels, Inc	352,447
66,170		Avery Dennison Corp	11,950,302
73,245		Avient Corp	3,606,584
160,481	*	Axalta Coating Systems Ltd	4,071,403
26,132		Balchem Corp	3,219,462
252,083		Ball Corp	20,459,056
104,859	*	Berry Global Group, Inc	5,908,805
45,297		Cabot Corp	2,982,807
36,723		Carpenter Technology Corp	1,402,084
85,924		Celanese Corp (Series A)	12,625,673
46,078	*	Century Aluminum Co	777,336
168,946		CF Industries Holdings, Inc	16,359,041
7,750		Chase Corp	653,790
126,652		Chemours Co	4,188,382
12,952	*	Clearwater Paper Corp	428,841
354,839	*	Cleveland-Cliffs, Inc	9,044,846
191,386	*	Coeur Mining, Inc	694,731
92,569		Commercial Metals Co	3,795,329
27,716		Compass Minerals International, Inc	1,638,847
136

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

92,492	*	Constellium SE	$1,543,691
592,299		Corteva, Inc	34,169,729
96,943		Crown Holdings, Inc	10,667,608
77,919	*,e	Danimer Scientific, Inc	305,442
58,188	*	Diversey Holdings Ltd	450,375
579,979		Dow, Inc	38,568,603
405,986		DuPont de Nemours, Inc	26,766,657
31,619		Eagle Materials, Inc	3,899,255
104,315		Eastman Chemical Co	10,710,021
199,074		Ecolab, Inc	33,711,191
187,571		Element Solutions, Inc	3,867,714
48,283	*,†	Ferroglobe plc	0
101,062		FMC Corp	13,394,757
1,179,345		Freeport-McMoRan, Inc (Class B)	47,822,440
24,364		FutureFuel Corp	231,702
26,173	*	Gatos Silver, Inc	88,465
52,179	*	GCP Applied Technologies, Inc	1,636,855
38,095		Glatfelter Corp	419,045
212,728		Graphic Packaging Holding Co	4,637,470
20,864		Greif, Inc (Class A)	1,266,028
5,806		Greif, Inc (Class B)	338,838
40,341		H.B. Fuller Co	2,690,745
14,948		Hawkins, Inc	557,261
7,327		Haynes International, Inc	286,339
400,042		Hecla Mining Co	2,084,219
163,765		Huntsman Corp	5,546,721
30,978	*	Ingevity Corp	1,855,582
20,562		Innospec, Inc	1,959,764
201,792		International Flavors & Fragrances, Inc	24,477,370
300,579		International Paper Co	13,910,796
7,382	*	Intrepid Potash, Inc	565,314
12,024		Kaiser Aluminum Corp	1,160,316
14,958		Koppers Holdings, Inc	362,881
30,158		Kronos Worldwide, Inc	459,005
125,090	*	Livent Corp	2,671,922
70,826		Louisiana-Pacific Corp	4,569,694
204,724		LyondellBasell Industries NV	21,706,886
1,527	*,e	Marrone Bio Innovations, Inc	1,771
49,007		Martin Marietta Materials, Inc	17,359,260
18,259		Materion Corp	1,554,754
25,661		Minerals Technologies, Inc	1,632,296
294,828		Mosaic Co	18,403,164
61,951	*,e	MP Materials Corp	2,356,616
26,770		Myers Industries, Inc	587,066
14,884		Neenah Inc	526,894
5,513		NewMarket Corp	1,789,575
632,985		Newmont Goldcorp Corp	46,112,957
181,575	*	Novagold Resources Inc	1,129,396
214,747		Nucor Corp	33,238,541
127,895	*	O-I Glass, Inc	1,724,025
114,879		Olin Corp	6,594,055
13,039		Olympic Steel, Inc	447,629
43,249		Orion Engineered Carbons SA	653,060
74,587		Packaging Corp of America	12,021,187
30,719		Pactiv Evergreen, Inc	302,889
188,168		PPG Industries, Inc	24,083,622
137

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

38,871		PQ Group Holdings, Inc	$391,042
59,880	*,e	PureCycle Technologies, Inc	467,064
10,380		Quaker Chemical Corp	1,688,930
27,104	*	Ranpak Holdings Corp	408,728
46,721	*	Rayonier Advanced Materials, Inc	239,679
48,274		Reliance Steel & Aluminum Co	9,570,321
52,537		Royal Gold, Inc	6,855,028
98,903		RPM International, Inc	8,199,059
19,733		Ryerson Holding Corp	726,372
19,787		Schnitzer Steel Industries, Inc (Class A)	902,881
25,187		Schweitzer-Mauduit International, Inc	633,705
31,523		Scotts Miracle-Gro Co (Class A)	3,276,185
114,554		Sealed Air Corp	7,355,512
34,596		Sensient Technologies Corp	2,926,822
191,018		Sherwin-Williams Co	52,522,309
63,867		Silgan Holdings, Inc	2,833,779
74,277		Sonoco Products Co	4,598,489
65,680		Southern Copper Corp	4,089,894
145,943		Steel Dynamics, Inc	12,514,612
17,131		Stepan Co	1,749,246
90,890	*	Summit Materials, Inc	2,526,742
64,626		SunCoke Energy, Inc	537,688
25,520	*	Sylvamo Corp	1,139,468
34,451	*	TimkenSteel Corp	712,102
20,458		Tredegar Corp	234,244
33,781		Trimas Corp	997,891
29,350		Trinseo plc	1,392,657
86,613		Tronox Holdings plc	1,489,744
3,261	*	UFP Technologies, Inc	223,933
834		United States Lime & Minerals, Inc	91,331
208,106		United States Steel Corp	6,345,152
140,246		Valvoline, Inc	4,239,637
104,338		Vulcan Materials Co	17,976,394
68,540		Warrior Met Coal, Inc	2,335,158
25,371		Westlake Chemical Corp	3,210,700
204,567		WestRock Co	10,132,204
25,911		Worthington Industries, Inc	1,232,586
		TOTAL MATERIALS	872,417,783

MEDIA & ENTERTAINMENT - 6.8%
610,586		Activision Blizzard, Inc	46,160,302
83,734	*	Advantage Solutions, Inc	421,182
238,755	*	Alphabet, Inc (Class A)	544,884,273
219,596	*	Alphabet, Inc (Class C)	504,923,671
162,466	*	Altice USA, Inc	1,507,684
407,175	*,e	AMC Entertainment Holdings, Inc	6,229,777
24,488	*	AMC Networks, Inc	799,043
13,100	*	Boston Omaha Corp	273,004
4,150		Cable One, Inc	4,839,730
24,134	*	Cardlytics, Inc	823,693
75,371	*	Cargurus, Inc	2,463,124
52,392	*	Cars.com, Inc	582,599
95,089	*	Charter Communications, Inc	40,744,686
8,724	*,e	Chicken Soup For The Soul Entertainment, Inc	75,986
85,356	*	Cinemark Holdings, Inc	1,353,746
274,370	*	Clear Channel	674,950
138

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

3,581,806		Comcast Corp (Class A)	$142,412,607
50,683	*	comScore, Inc	102,380
19,689	*,e	CuriosityStream, Inc	39,969
470	*	Daily Journal Corp	120,860
191,138	*	DISH Network Corp (Class A)	5,449,344
223,761		Electronic Arts, Inc	26,414,986
18,495	*	Emerald Holding, Inc	49,752
159,055	*	Entercom Communications Corp	404,000
41,363		Entravision Communications Corp (Class A)	213,847
56,607	*	Eventbrite Inc	598,902
14,689	*	EverQuote Inc	203,883
41,829	*	EW Scripps Co (Class A)	688,505
32,327	*	Fluent, Inc	43,318
252,942		Fox Corp (Class A)	9,065,441
120,187		Fox Corp (Class B)	3,995,016
113,994	*,e	fuboTV, Inc	432,037
103,352	*	Gannett Co, Inc	414,442
72,446		Gray Television, Inc	1,341,700
9,282	*	Hemisphere Media Group, Inc	36,107
59,501	*	IAC	4,931,443
84,522	*	iHeartMedia, Inc	1,351,507
38,923	*	Imax Corp	615,762
25,945	*	Integral Ad Science Holding Corp	306,410
311,496		Interpublic Group of Cos, Inc	10,161,000
32,721		John Wiley & Sons, Inc (Class A)	1,665,172
6,341	*,e	Liberty Braves Group (Class A)	166,578
32,042	*	Liberty Braves Group (Class C)	804,575
19,423	*	Liberty Broadband Corp (Class A)	2,091,080
111,087	*	Liberty Broadband Corp (Class C)	12,421,748
18,720	*	Liberty Media Group (Class A)	1,074,902
157,336	*	Liberty Media Group (Class C)	9,806,753
71,878		Liberty SiriusXM Group (Class A)	3,006,657
123,155	*	Liberty SiriusXM Group (Class C)	5,157,731
71,481	*	Liberty TripAdvisor Holdings, Inc	107,221
46,102	*	Lions Gate Entertainment Corp (Class A)	621,916
89,647	*	Lions Gate Entertainment Corp (Class B)	1,126,863
110,565	*	Live Nation, Inc	11,596,057
40,603	*	LiveOne, Inc	27,610
15,250	*	Loyalty Ventures, Inc	195,047
14,125	*	Madison Square Garden Co	2,289,804
20,032	*	Madison Square Garden Entertainment Corp	1,467,344
96,667	*	Magnite, Inc	932,837
25,461	*,e	Marcus Corp	400,502
224,357	*	Match Group, Inc	17,757,857
15,622	*	MediaAlpha, Inc	230,268
1,830,702	*	Meta Platforms, Inc	367,000,830
48,320		National CineMedia, Inc	106,787
341,185	*	Netflix, Inc	64,947,977
128,110		New York Times Co (Class A)	4,909,175
303,887		News Corp (Class A)	6,035,196
98,394		News Corp (Class B)	1,959,025
30,528		Nexstar Media Group Inc	4,836,246
163,848		Omnicom Group, Inc	12,473,748
450,593	*	Pinterest, Inc	9,246,168
77,751	*	Playtika Holding Corp	1,366,863
42,462	*	QuinStreet, Inc	403,814
139

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

91,825	*	Roku, Inc	$8,530,542
23,182		Scholastic Corp	854,257
38,405		Sinclair Broadcast Group, Inc (Class A)	854,127
686,749	e	Sirius XM Holdings, Inc	4,120,494
237,899	*,e	Skillz, Inc	487,693
109,528	*	Spotify Technology S.A.	11,133,521
47,656	*	Stagwell, Inc	323,108
91,616	*	Take-Two Interactive Software, Inc	10,949,028
19,799	*	TechTarget, Inc	1,332,671
174,569		TEGNA, Inc	3,849,246
5,030	*	Thryv Holdings, Inc	129,925
75,518	*	TripAdvisor, Inc	1,938,547
88,583	*	TrueCar, Inc	317,127
620,039	*	Twitter, Inc	30,394,312
6,103	e	ViacomCBS, Inc (Class A)	192,550
463,733		ViacomCBS, Inc (Class B)	13,503,905
109,885	*	Vimeo, Inc	1,119,728
1,444,613	*	Walt Disney Co	161,262,149
1,749,406	*	Warner Bros Discovery, Inc	31,751,719
40,981	*	WideOpenWest, Inc	821,669
35,196		World Wrestling Entertainment, Inc (Class A)	2,055,094
58,093	*	Yelp, Inc	1,889,765
33,513	*	Ziff Davis Inc	2,961,209
822,121	*	Zynga, Inc	6,798,941
		TOTAL MEDIA & ENTERTAINMENT	2,209,956,346

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.9%
65,837	*	10X Genomics, Inc	3,144,375
16,553	*	2seventy bio, Inc	222,803
20,729	*	4D Molecular Therapeutics, Inc	246,882
11,226	*	89bio, Inc	24,360
253,146	*,e	9 Meters Biopharma, Inc	105,764
1,404,130		AbbVie, Inc	206,238,614
61,628	*,e	Absci Corp	364,221
91,291	*	Acadia Pharmaceuticals, Inc	1,683,406
45,788	*,e	Aclaris Therapeutics, Inc	564,108
110,987	*	Adagio Therapeutics, Inc	317,423
82,792	*	Adaptive Biotechnologies Corp	683,034
15,761	*	Adicet Bio, Inc	232,317
66,953	*,e	Adverum Biotechnologies, Inc	71,640
33,288	*	Aeglea BioTherapeutics, Inc	47,935
33,134	*	Aerie Pharmaceuticals, Inc	235,583
87,570	*	Affimed NV	329,263
147,964	*	Agenus, Inc	273,733
238,579		Agilent Technologies, Inc	28,455,317
43,567	*	Agios Pharmaceuticals, Inc	957,167
19,401	*	Akero Therapeutics, Inc	203,517
18,665	*,e	Akouos, Inc	52,262
7,525	*,e	Akoya Biosciences, Inc	70,810
13,691	*	Albireo Pharma, Inc	435,648
36,650	*	Aldeyra Therapeutics, Inc	112,516
43,454	*	Alector, Inc	417,158
14,186	*	Aligos Therapeutics, Inc	16,739
123,689	*	Alkermes plc	3,568,428
26,372	*	Allakos, Inc	99,422
51,492	*	Allogene Therapeutics, Inc	429,958
140

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

21,851	*,e	Allovir, Inc	$99,422
95,572	*	Alnylam Pharmaceuticals, Inc	12,752,172
25,003	*	Altimmune, Inc	113,014
13,419	*	ALX Oncology Holdings, Inc	171,495
441,938		Amgen, Inc	103,055,522
193,454	*	Amicus Therapeutics, Inc	1,369,654
90,760	*	Amneal Pharmaceuticals, Inc	350,334
29,714	*	Amphastar Pharmaceuticals, Inc	1,053,956
143,738	*,e	Ampio Pharmaceuticals, Inc	33,089
28,209	*	Amylyx Pharmaceuticals, Inc	253,881
15,851	*	AnaptysBio, Inc	370,913
46,837	*	Anavex Life Sciences Corp	402,330
17,279	*	ANI Pharmaceuticals, Inc	509,903
11,269	*	Anika Therapeutics, Inc	242,622
23,561	*	Annexon, Inc	60,081
123,274	*	Antares Pharma, Inc	686,020
61,057	*	Apellis Pharmaceuticals, Inc	2,657,811
18,548	*,e	Applied Molecular Transport, Inc	79,571
12,708	*	Applied Therapeutics, Inc	25,035
39,630	*	AquaBounty Technologies, Inc	53,104
65,091	*,e	Arbutus Biopharma Corp	151,662
13,951	*	Arcturus Therapeutics Holdings, Inc	270,370
34,341	*	Arcus Biosciences, Inc	831,396
31,261	*	Arcutis Biotherapeutics, Inc	631,160
78,352	*	Arrowhead Pharmaceuticals Inc	3,221,051
35,794	*	Arvinas, Inc	1,967,596
62,354	*	Atara Biotherapeutics, Inc	396,571
48,745	*	Atea Pharmaceuticals, Inc	286,133
76,887	*	Athenex, Inc	36,906
137,117	*,e	Athersys, Inc	67,201
25,454	*	Athira Pharma, Inc	261,922
390,089	*,e	Atossa Therapeutics, Inc	393,990
30,662	*,e	Atreca, Inc	60,098
76,225	*	Avalo Therapeutics, Inc	31,313
480,676	*	Avantor, Inc	15,323,951
46,688	*	Avid Bioservices, Inc	628,420
22,820	*	Avidity Biosciences, Inc	326,326
18,080	*,e	Avita Medical, Inc	110,288
25,652	*	Avrobio, Inc	23,674
21,552	*	Axsome Therapeutics, Inc	684,276
39,569	*	Beam Therapeutics, Inc	1,485,025
89,988	*	Berkeley Lights, Inc	447,690
17,232	*	Beyondspring Inc	26,193
8,940	*	BioAtla, Inc	31,111
136,958	*	BioCryst Pharmaceuticals, Inc	1,272,340
116,095	*	Biogen, Inc	24,082,747
43,092	*	Biohaven Pharmaceutical Holding Co Ltd	3,842,514
144,637	*	BioMarin Pharmaceutical, Inc	11,766,220
6,579	*	Biomea Fusion, Inc	19,737
259,489	*,e	Bionano Genomics, Inc	422,967
16,807	*	Bio-Rad Laboratories, Inc (Class A)	8,606,192
30,922		Bio-Techne Corp	11,740,774
9,945	*,e	Bioxcel Therapeutics Inc	130,379
17,523	*	Black Diamond Therapeutics, Inc	42,581
121,003	*	Bluebird Bio, Inc	439,241
44,489	*	Blueprint Medicines Corp	2,595,933
141

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

9,800	*,e	Bolt Biotherapeutics, Inc	$15,288
78,384	*	Bridgebio Pharma, Inc	628,640
1,725,436		Bristol-Myers Squibb Co	129,873,568
18,013	*,e	Brooklyn ImmunoTherapeutics, Inc	18,914
79,327		Bruker BioSciences Corp	4,560,509
25,944	*	C4 Therapeutics, Inc	222,340
32,865	*	Cara Therapeutics, Inc	286,583
27,819	*	Cardiff Oncology, Inc	37,277
37,486	*	CareDx, Inc	1,141,074
38,668	*	Caribou Biosciences, Inc	286,143
32,926	*,e	Cassava Sciences, Inc	687,166
134,793	*	Catalent, Inc	12,206,854
76,486	*	Catalyst Pharmaceuticals, Inc	582,823
6,027	*,e	Celcuity, Inc	39,296
34,148	*	Celldex Therapeutics, Inc	1,043,221
28,692	*,e	CEL-SCI Corp	82,059
32,902	*	Cerevel Therapeutics Holdings, Inc	963,371
39,460	*	Charles River Laboratories International, Inc	9,529,985
44,912	*	ChemoCentryx, Inc	829,076
55,373	*	Chimerix, Inc	243,641
26,874	*	Chinook Therapeutics, Inc	406,604
33,231	*,e	ChromaDex Corp	62,807
85,782	*,e	Citius Pharmaceuticals, Inc	86,640
115,355	*,e	Clovis Oncology, Inc	230,710
45,404	*	Codexis, Inc	546,210
11,867	*,e	Codiak Biosciences, Inc	35,126
28,132	*,e	Cogent Biosciences, Inc	180,607
45,593	*	Coherus Biosciences, Inc	412,161
28,144	*	Collegium Pharmaceutical, Inc	453,118
75,382	*	Corcept Therapeutics, Inc	1,621,467
34,910	*,e	CorMedix Inc	120,090
15,260	*,e	Cortexyme Inc	55,852
35,186	*	Crinetics Pharmaceuticals, Inc	714,980
23,500	*	Cue Biopharma, Inc	93,060
19,518	*,e	Cullinan Oncology, Inc	191,472
40,402	*,e	CureVac NV	690,470
65,385	*,e	Curis, Inc	59,742
52,860	*	Cymabay Therapeutics, Inc	119,992
96,552	*,e	Cytek Biosciences, Inc	912,416
61,249	*	Cytokinetics, Inc	2,441,998
61,381	*	CytomX Therapeutics, Inc	104,962
501,937		Danaher Corp	126,051,439
7,921	*,e	Day One Biopharmaceuticals, Inc	67,487
29,585	*	Deciphera Pharmaceuticals, Inc	299,400
69,573	*	Denali Therapeutics, Inc	1,655,837
25,917	*,e	DermTech, Inc	221,590
20,792	*	Design Therapeutics, Inc	248,256
10,980	*	DICE Therapeutics, Inc	223,114
156,303	*	Durect Corp	70,336
79,916	*	Dynavax Technologies Corp	705,658
22,646	*,e	Dyne Therapeutics, Inc	180,715
11,214	*	Eagle Pharmaceuticals, Inc	494,874
24,594	*	Edgewise Therapeutics, Inc	196,260
53,309	*	Editas Medicine, Inc	705,811
19,133	*	Eiger BioPharmaceuticals, Inc	131,444
346,616	*	Elanco Animal Health, Inc	8,772,851
142

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

673,920		Eli Lilly & Co	$196,872,250
37,040	*	Emergent Biosolutions, Inc	1,199,355
17,038	*	Enanta Pharmaceuticals, Inc	1,097,247
62,499	*	Epizyme, Inc	40,337
61,360	*,e	Erasca, Inc	446,701
64,431	*,e	Esperion Thereapeutics, Inc	365,968
22,962	*,e	Evelo Biosciences, Inc	56,716
22,516	*	Evolus, Inc	251,954
136,970	*	Exact Sciences Corp	7,540,199
121	*,e	Exagen, Inc	738
247,237	*	Exelixis, Inc	5,523,275
15,681	*,e	EyePoint Pharmaceuticals, Inc	177,195
61,787	*	Fate Therapeutics, Inc	1,764,637
65,218	*	FibroGen, Inc	606,527
66,476	*,e	Fluidigm Corp	176,161
14,735	*	Foghorn Therapeutics, Inc	170,779
60,294	*	Forma Therapeutics Holdings, Inc	455,823
8,519	*	Forte Biosciences, Inc	9,797
71,352	*,e	Fortress Biotech, Inc	78,487
33,303	*	Frequency Therapeutics, Inc	43,294
41,192	*	Fulcrum Therapeutics, Inc	396,267
29,008	*,e	G1 Therapeutics, Inc	149,101
16,562	*	Gemini Therapeutics, Inc	25,009
33,712	*	Generation Bio Co	213,397
274,233	*,e	Geron Corp	386,669
996,691		Gilead Sciences, Inc	59,143,644
47,677	*	Global Blood Therapeutics, Inc	1,463,684
43,062	*	Gossamer Bio, Inc	297,558
11,957	*,e	Graphite Bio, Inc	48,067
3,183	*	Greenwich Lifesciences, Inc	37,719
36,887	*	Gritstone Oncology, Inc	95,537
24,592	*,e	GT Biopharma, Inc	51,889
108,327	*	Halozyme Therapeutics, Inc	4,322,247
16,826	*	Harmony Biosciences Holdings, Inc	757,843
19,227	*	Harpoon Therapeutics, Inc	43,261
29,173	*	Harvard Bioscience, Inc	152,283
69,386	*,e	Heron Therapeutics, Inc	313,625
29,012	*	Homology Medicines, Inc	48,160
17,405	*,e	Hookipa Pharma, Inc	26,108
174,072	*	Horizon Therapeutics Plc	17,156,536
51,054	*,e	Humanigen, Inc	95,982
214,078	*,e	iBio, Inc	62,639
10,184	*	Icosavax, Inc	73,834
22,147	*	Ideaya Biosciences, Inc	212,390
22,092	*	IGM Biosciences, Inc	369,820
7,542	*,e	Ikena Oncology, Inc	29,263
115,508	*	Illumina, Inc	34,265,448
26,816	*,e	Imago Biosciences, Inc	438,442
11,727	*,e	Immunic, Inc	79,392
90,801	*,e	ImmunityBio, Inc	329,608
145,304	*	Immunogen, Inc	701,818
30,492	*,e	Immunovant, Inc	140,568
145,668	*	Incyte Corp	10,919,273
66,228	*	Infinity Pharmaceuticals, Inc	52,267
21,073	*	Inhibrx, Inc	334,007
51,012	*	Innoviva, Inc	870,265
143

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

22,673	*,e	Inotiv, Inc	$323,090
156,129	*,e	Inovio Pharmaceuticals, Inc	426,232
5,115	*,e	Inozyme Pharma, Inc	20,204
88,860	*	Insmed, Inc	1,952,254
48,473	*,e	Instil Bio, Inc	342,704
53,987	*	Intellia Therapeutics, Inc	2,646,983
21,877	*,e	Intercept Pharmaceuticals, Inc	343,688
62,879	*	Intra-Cellular Therapies, Inc	3,182,306
106,785	*	Ionis Pharmaceuticals, Inc	3,925,417
111,258	*	Iovance Biotherapeutics, Inc	1,685,559
151,455	*	IQVIA Holdings, Inc	33,015,675
119,898	*	Ironwood Pharmaceuticals, Inc	1,438,776
15,278	*	iTeos Therapeutics, Inc	407,770
94,544	*	IVERIC bio, Inc	1,309,434
46,582	*	Jazz Pharmaceuticals plc	7,463,368
2,091,343		Johnson & Johnson	377,403,758
27,101	*	Jounce Therapeutics, Inc	143,635
38,118	*,e	Kala Pharmaceuticals, Inc	24,758
17,147	*	KalVista Pharmaceuticals Inc	218,281
16,757	*	Karuna Therapeutics, Inc	1,867,735
57,823	*	Karyopharm Therapeutics, Inc	352,720
21,604	*,e	KemPharm, Inc	96,570
11,863	*	Keros Therapeutics, Inc	628,858
36,515	*	Kezar Life Sciences, Inc	433,798
21,846	*	Kiniksa Pharmaceuticals Ltd	203,823
10,555	*	Kinnate Biopharma, Inc	78,846
70,464	*	Kodiak Sciences, Inc	424,193
29,278	*	Kronos Bio, Inc	138,485
13,379	*	Krystal Biotech Inc	810,901
47,680	*	Kura Oncology, Inc	684,208
25,415	*	Kymera Therapeutics, Inc	796,760
56,936	*	Lexicon Pharmaceuticals, Inc	103,054
11,370	*	Ligand Pharmaceuticals, Inc (Class B)	1,055,818
230,679	*,e	Lineage Cell Therapeutics, Inc	281,428
126,735	*,e	Lyell Immunopharma, Inc	650,151
82,299	*	MacroGenics, Inc	588,438
8,601	*	Madrigal Pharmaceuticals, Inc	602,070
27,118	*	Magenta Therapeutics, Inc	38,779
186,883	*,e	MannKind Corp	584,944
87,401	*	Maravai LifeSciences Holdings, Inc	2,685,833
27,883	*,e	Marinus Pharmaceuticals, Inc	184,585
71,270	*	MaxCyte, Inc	394,836
22,342	*	Medpace Holdings, Inc	2,984,221
101,155	*	MEI Pharma, Inc	49,718
22,599	*	MeiraGTx Holdings plc	232,544
2,015,726		Merck & Co, Inc	178,774,739
124,404	*	Mersana Therapeutics, Inc	432,926
18,021	*	Mettler-Toledo International, Inc	23,022,368
83,879	*	MiMedx Group, Inc	331,322
243,068	*,e	Mind Medicine MindMed, Inc	194,454
32,538	*	Mirati Therapeutics, Inc	2,010,523
5,376	*	Mirum Pharmaceuticals, Inc	127,841
274,227	*	Moderna, Inc	36,858,851
36,471	*,e	Molecular Templates, Inc	62,001
32,298	*,e	Monte Rosa Therapeutics, Inc	352,048
15,639	*	Morphic Holding, Inc	474,018
144

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

39,098	*	Mustang Bio, Inc	$29,116
65,991	*	Myriad Genetics, Inc	1,352,816
34,387	*	NanoString Technologies, Inc	645,788
64,906	*	Natera, Inc	2,279,499
135,344	*	Nektar Therapeutics	558,971
85,951	*	NeoGenomics, Inc	812,237
23,519	*,e	Neoleukin Therapeutics, Inc	28,693
82,837	*	Neurocrine Biosciences, Inc	7,457,815
22,655	*	NGM Biopharmaceuticals Inc	282,734
12,317	*,e	Nkarta, Inc	227,125
58,768	*,e	Novavax, Inc	2,648,674
23,712	*	Nurix Therapeutics, Inc	262,492
165,406	*,e	Nuvation Bio, Inc	770,792
134,035	*,e	Ocugen, Inc	293,537
56,023	*	Ocular Therapeutix, Inc	200,002
18,751	*	Olema Pharmaceuticals, Inc	47,815
53,494	*,e	Omeros Corp	185,624
62,129	*,e	Oncocyte Corp	72,070
15,440	*,e	Oncorus, Inc	18,065
33,751	*	Oncternal Therapeutics, Inc	28,800
309,914	*,e	Opko Health, Inc	836,768
45,381	*	Oramed Pharmaceuticals, Inc	233,258
67,101	*	Organogenesis Holdings Inc	432,130
201,989		Organon & Co	6,530,304
23,965	*	ORIC Pharmaceuticals, Inc	79,564
321,694	*,e	Outlook Therapeutics, Inc	498,626
4,552	*,e	Oyster Point Pharma, Inc	29,042
150,133	*	Pacific Biosciences of California, Inc	951,843
33,811	*	Pacira BioSciences Inc	2,521,286
33,108	*,e	Paratek Pharmaceuticals, Inc	73,169
28,540	*	Passage Bio, Inc	55,653
100,476		PerkinElmer, Inc	14,730,786
103,541		Perrigo Co plc	3,551,456
26,969	*	Personalis, Inc	151,026
4,435,615		Pfizer, Inc	217,655,628
15,279	*,e	Phathom Pharmaceuticals, Inc	197,710
15,634		Phibro Animal Health Corp	281,256
18,166	*	Pliant Therapeutics, Inc	106,453
19,770	*	PMV Pharmaceuticals, Inc	286,467
22,651	*	Poseida Therapeutics, Inc	69,992
76,092	*	Praxis Precision Medicines, Inc	616,345
72,804	*	Precigen, Inc	96,829
36,010	*	Precision BioSciences Inc	71,660
9,787	*,e	Prelude Therapeutics, Inc	44,922
40,272	*	Prestige Consumer Healthcare, Inc.	2,201,268
72,597	*,†	Progenics Pharmaceuticals, Inc	0
25,152	*	Prometheus Biosciences, Inc	661,498
39,449	*	Protagonist Therapeutics, Inc	358,591
26,368	*	Prothena Corp plc	768,891
42,697	*,e	Provention Bio, Inc	191,710
52,242	*	PTC Therapeutics, Inc	1,845,710
18,940	*	Puma Biotechnology, Inc	44,698
176,435	*	QIAGEN NV	8,004,856
23,244	*	Quanterix Corp	515,784
40,547	*	Radius Health, Inc	277,341
8,345	*,e	Rain Therapeutics, Inc	33,130
145

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

13,284	*	RAPT Therapeutics, Inc	$200,987
20,751	*,e	Reata Pharmaceuticals, Inc	526,660
85,519	*	Recursion Pharmaceuticals, Inc	530,218
80,882	*	Regeneron Pharmaceuticals, Inc	53,310,135
28,339	*	REGENXBIO, Inc	786,691
53,837	*	Relay Therapeutics, Inc	1,282,936
22,557	*	Relmada Therapeutics, Inc	566,406
42,611	*	Repligen Corp	6,700,154
37,281	*	Replimune Group, Inc	625,202
53,146	*	Revance Therapeutics, Inc	870,531
44,805	*	REVOLUTION Medicines, Inc	894,756
32,096	*	Rhythm Pharmaceuticals, Inc	200,921
130,007	*	Rigel Pharmaceuticals, Inc	306,817
29,922	*	Rocket Pharmaceuticals, Inc	307,598
276,528		Royalty Pharma plc	11,774,562
33,872	*,e	Rubius Therapeutics, Inc	56,228
40,249	*	Sage Therapeutics, Inc	1,268,648
105,792	*,e	Sana Biotechnology, Inc	798,730
90,778	*	Sangamo Therapeutics Inc	376,729
64,830	*	Sarepta Therapeutics, Inc	4,688,506
22,321	*,e	Scholar Rock Holding Corp	157,809
107,187	*	Seagen, Inc	14,042,569
91,963	*,e	Seelos Therapeutics, Inc	57,017
31,908	*	Seer, Inc	232,290
87,952	*	Selecta Biosciences, Inc	67,398
52,476	*	Seres Therapeutics, Inc	248,211
129,134	*,e	Sesen Bio, Inc	49,084
20,073	*	Shattuck Labs, Inc	77,080
48,122	*	SIGA Technologies, Inc	330,598
9,796	*	Silverback Therapeutics, Inc	30,466
24,243	*	Singular Genomics Systems, Inc	99,154
49,251	*,e	Solid Biosciences, Inc	27,581
283,372	*,e	Sorrento Therapeutics, Inc	427,892
75,271	*	Sotera Health Co	1,534,023
116,328	*,e	Spectrum Pharmaceuticals, Inc	93,958
21,174	*,e	Spero Therapeutics, Inc	102,906
22,026	*	SpringWorks Therapeutics, Inc	945,136
17,150	*,e	SQZ Biotechnologies Co	63,284
14,271	*	Stoke Therapeutics, Inc	206,073
35,959	*	Supernus Pharmaceuticals, Inc	1,003,256
26,043	*	Surface Oncology, Inc	55,211
32,745	*	Sutro Biopharma, Inc	196,797
33,941	*	Syndax Pharmaceuticals, Inc	569,191
79,102	*	Syneos Health, Inc	5,781,565
51,303	*	Syros Pharmaceuticals, Inc	43,187
9,147	*	Talaris Therapeutics, Inc	64,578
8,236	*	Tarsus Pharmaceuticals, Inc	150,801
16,785	*,e	Taysha Gene Therapies, Inc	61,433
22,671	*	TCR2 Therapeutics Inc	48,289
10,273	*,e	Tenaya Therapeutics, Inc	94,717
96,764	*	TG Therapeutics, Inc	671,542
39,475	*	Theravance Biopharma, Inc	380,934
312,604		Thermo Fisher Scientific, Inc	172,845,004
247,260	*,e	Tonix Pharmaceuticals Holding Corp	36,075
45,002	*	Travere Therapeutics, Inc	1,130,900
123,515	*,e	Trevena, Inc	36,622
146

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

34,787	*	Turning Point Therapeutics Inc	$1,024,129
42,685	*	Twist Bioscience Corp	1,231,035
49,399	*	Ultragenyx Pharmaceutical, Inc	3,492,015
35,279	*	United Therapeutics Corp	6,264,139
13,634	*,e	UroGen Pharma Ltd	96,256
43,796	*	Vanda Pharmaceuticals, Inc	434,456
91,912	*,e	Vaxart Inc	319,854
30,025	*	Vaxcyte, Inc	726,905
154,475	*,e	VBI Vaccines, Inc	193,094
51,135	*	Veracyte, Inc	1,046,733
130,303	*	Verastem, Inc	185,030
35,482	*	Vericel Corp	1,011,237
12,463	*,e	Verrica Pharmaceuticals, Inc	81,882
201,301	*	Vertex Pharmaceuticals, Inc	54,999,459
30,790	*,e	Verve Therapeutics, Inc	459,387
968,023		Viatris, Inc	9,999,678
58,971	*	Viking Therapeutics, Inc	140,351
6,562	*	Vincerx Pharma, Inc	16,930
46,247	*	Vir Biotechnology, Inc	941,126
35,406	*	Viracta Therapeutics, Inc	90,285
144,499	*	VistaGen Therapeutics, Inc	183,514
8,814	*,e	Vor BioPharma, Inc	50,504
48,304	*	Waters Corp	14,637,078
37,055	*	WaVe Life Sciences Ltd	72,257
7,962	*	Werewolf Therapeutics, Inc	35,431
58,819		West Pharmaceutical Services, Inc	18,531,514
14,325		XBiotech, Inc	111,162
43,711	*	Xencor, Inc	1,091,901
26,589	*	Y-mAbs Therapeutics, Inc	223,348
30,704	*	Zentalis Pharmaceuticals, Inc	814,270
168,530	*,e	ZIOPHARM Oncology, Inc	89,557
375,725		Zoetis, Inc	66,597,256
43,843	*,†	Zogenix, Inc	29,813
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	2,582,758,970

REAL ESTATE - 3.7%
70,210		Acadia Realty Trust	1,468,793
50,990		Agree Realty Corp	3,463,241
59,342		Alexander & Baldwin, Inc	1,258,050
2,420		Alexander’s, Inc	600,571
131,279		Alexandria Real Estate Equities, Inc	23,913,783
43,740		American Assets Trust, Inc	1,600,884
104,739		American Campus Communities, Inc	6,773,471
115,651		American Finance Trust, Inc	863,913
225,541		American Homes 4 Rent	8,933,679
357,706		American Tower Corp	86,214,300
207,100		Americold Realty Trust	5,463,298
121,100		Apartment Income REIT Corp	5,954,487
113,991	*	Apartment Investment and Management Co	718,143
165,195		Apple Hospitality REIT, Inc	2,922,300
52,561		Armada Hoffler Properties, Inc	712,202
21,304	*	Ashford Hospitality Trust, Inc	150,193
109,431		AvalonBay Communities, Inc	24,893,364
122,454		Boston Properties, Inc	14,400,590
33,815		BraeMar Hotels & Resorts, Inc	204,919
127,223		Brandywine Realty Trust	1,484,692
147

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

227,388		Brixmor Property Group, Inc	$5,771,107
118,427		Broadstone Net Lease, Inc	2,450,255
16,295		Brt Realty Trust	356,698
77,324		Camden Property Trust	12,131,362
81,949		CareTrust REIT, Inc	1,328,393
37,030		CatchMark Timber Trust, Inc	304,016
265,232		CBRE Group, Inc	22,024,865
11,003		Centerspace	1,015,137
44,654	*	Chatham Lodging Trust	641,231
47,291		City Office REIT, Inc	701,798
8,392		Clipper Realty, Inc	74,941
21,853		Community Healthcare Trust, Inc	804,627
86,545		Corporate Office Properties Trust	2,309,886
118,941		Cousins Properties, Inc	4,269,982
340,530		Crown Castle International Corp	63,069,561
7,449		CTO Realty Growth, Inc	475,023
165,761		CubeSmart	7,875,305
116,334	*	Cushman & Wakefield plc	2,082,379
162,943	*	DiamondRock Hospitality Co	1,730,455
222,162		Digital Realty Trust, Inc	32,462,311
371,000	*	DigitalBridge Group, Inc	2,582,160
177,635		Diversified Healthcare Trust	399,679
53,964		Douglas Elliman, Inc	327,022
127,377		Douglas Emmett, Inc	3,752,526
298,726		Duke Realty Corp	16,355,248
70,273		Easterly Government Properties, Inc	1,338,701
32,530		EastGroup Properties, Inc	6,099,375
105,979		Empire State Realty Trust, Inc	915,659
60,011		EPR Properties	3,151,778
70,935		Equinix, Inc	51,007,940
78,539	*	Equity Commonwealth	2,056,936
138,015		Equity Lifestyle Properties, Inc	10,665,799
289,431		Equity Residential	23,588,626
92,757		Essential Properties Realty Trust, Inc	2,226,168
51,141		Essex Property Trust, Inc	16,839,197
54,311	e	eXp World Holdings Inc	727,224
103,454		Extra Space Storage, Inc	19,656,260
21,817		Farmland Partners, Inc	321,146
5,366	*,e	Fathom Holdings, Inc	39,816
60,145		Federal Realty Investment Trust	7,040,574
98,928		First Industrial Realty Trust, Inc	5,737,824
23,804	*	Forestar Group, Inc	388,243
66,816		Four Corners Property Trust, Inc	1,834,767
85,813		Franklin Street Properties Corp	442,795
6,315	*	FRP Holdings, Inc	356,861
182,432		Gaming and Leisure Properties, Inc	8,096,332
41,861		Getty Realty Corp	1,126,480
38,328		Gladstone Commercial Corp	806,421
23,351		Gladstone Land Corp	849,976
56,370		Global Medical REIT, Inc	832,021
99,221		Global Net Lease, Inc	1,392,071
112,154		Healthcare Realty Trust, Inc	3,037,130
167,768		Healthcare Trust of America, Inc	5,110,213
418,144		Healthpeak Properties Inc	13,719,305
41,958	*	Hersha Hospitality Trust	410,349
79,284		Highwoods Properties, Inc	3,237,959
148

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

555,895		Host Hotels and Resorts, Inc	$11,312,463
33,686	*	Howard Hughes Corp	3,378,369
115,833		Hudson Pacific Properties	2,696,592
166,086		Independence Realty Trust, Inc	4,527,504
3,478		Indus Realty Trust, Inc	248,503
53,373		Industrial Logistics Properties Trust	862,508
18,233		Innovative Industrial Properties, Inc	2,636,309
469,037		Invitation Homes, Inc	18,677,053
222,921		Iron Mountain, Inc	11,977,545
58,158		iStar Inc	979,381
95,575		JBG SMITH Properties	2,519,357
40,129	*	Jones Lang LaSalle, Inc	8,777,416
101,518		Kennedy-Wilson Holdings, Inc	2,289,231
88,635		Kilroy Realty Corp	6,204,450
453,038		Kimco Realty Corp	11,475,453
172,019		Kite Realty Group Trust	3,836,024
68,714		Lamar Advertising Co	7,586,713
208,014		Lexington Realty Trust	2,610,576
63,043		Life Storage, Inc	8,352,567
33,190		LTC Properties, Inc	1,095,270
165,230		Macerich Co	2,073,636
78,051	*	Mack-Cali Realty Corp	1,249,597
21,606		Marcus & Millichap, Inc	967,733
458,597		Medical Properties Trust, Inc	8,433,599
90,504		Mid-America Apartment Communities, Inc	17,800,327
37,480		National Health Investors, Inc	1,931,344
142,363		National Retail Properties, Inc	6,241,194
65,528		National Storage Affiliates Trust	3,708,885
29,806		NETSTREIT Corp	644,406
142,665		Newmark Group, Inc	1,733,380
18,594		NexPoint Residential Trust, Inc	1,657,841
44,187		Office Properties Income Trust	955,323
185,007		Omega Healthcare Investors, Inc	4,713,978
17,852		One Liberty Properties, Inc	511,460
347,801	*,e	Opendoor Technologies, Inc	2,431,129
39,959		Orion Office REIT, Inc	536,250
109,833		Outfront Media, Inc	2,811,725
138,584		Paramount Group, Inc	1,317,934
185,936		Park Hotels & Resorts, Inc	3,664,799
104,427		Pebblebrook Hotel Trust	2,550,107
89,700		Phillips Edison & Co, Inc	3,037,242
165,274		Physicians Realty Trust	2,832,796
103,397		Piedmont Office Realty Trust, Inc	1,664,692
23,260		Plymouth Industrial REIT, Inc	561,031
15,840		Postal Realty Trust, Inc	266,587
51,676		PotlatchDeltic Corp	2,862,334
39,737		Preferred Apartment Communities, Inc	988,657
584,021		Prologis, Inc	93,612,726
15,747		PS Business Parks, Inc	2,947,838
119,708		Public Storage, Inc	44,471,522
115,081		Rayonier, Inc	4,971,499
11,250		Re/Max Holdings, Inc	263,925
99,115	*	Realogy Holdings Corp	1,086,300
447,125		Realty Income Corp	31,012,590
77,248	*,e	Redfin Corp	861,315
132,370		Regency Centers Corp	9,111,027
149

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

97,039		Retail Opportunities Investment Corp	$1,807,837
128,279		Rexford Industrial Realty, Inc	10,010,893
124,379		RLJ Lodging Trust	1,743,794
12,116		RMR Group, Inc	330,524
78,490		RPT Realty	1,043,132
41,554	*	Ryman Hospitality Properties	3,884,468
168,366		Sabra Healthcare REIT, Inc	1,966,515
14,934		Safehold, Inc	642,909
10,022		Saul Centers, Inc	517,235
85,870		SBA Communications Corp	29,806,336
27,860	*	Seritage Growth Properties	275,814
155,385		Service Properties Trust	1,261,726
258,739		Simon Property Group, Inc	30,531,202
128,685		SITE Centers Corp	2,046,092
51,778		SL Green Realty Corp	3,584,073
101,055		Spirit Realty Capital, Inc	4,390,840
29,663		St. Joe Co	1,578,368
137,773		STAG Industrial, Inc	5,141,688
186,206		STORE Capital Corp	5,293,837
96,563	*	Summit Hotel Properties, Inc	953,077
91,029		Sun Communities, Inc	15,981,962
164,654	*	Sunstone Hotel Investors, Inc	2,017,012
75,473		Tanger Factory Outlet Centers, Inc	1,217,379
24,087	*	Tejon Ranch Co	441,033
58,918		Terreno Realty Corp	4,286,285
248,755		UDR, Inc	13,236,254
38,434		UMH Properties, Inc	903,968
162,883		Uniti Group, Inc	2,018,120
10,411		Universal Health Realty Income Trust	522,528
86,312		Urban Edge Properties	1,613,171
26,203		Urstadt Biddle Properties, Inc (Class A)	454,622
315,205		Ventas, Inc	17,509,638
664,600		VICI Properties, Inc	19,811,726
135,904		Vornado Realty Trust	5,260,844
71,738		Washington REIT	1,728,168
345,555		Welltower, Inc	31,379,850
591,358		Weyerhaeuser Co	24,375,777
32,454		Whitestone REIT	394,316
147,620		WP Carey, Inc	11,923,267
95,278	*	Xenia Hotels & Resorts, Inc	1,837,913
45,669	*	Zillow Group, Inc (Class A)	1,765,107
131,934	*	Zillow Group, Inc (Class C)	5,253,612
		TOTAL REAL ESTATE	1,219,617,710

RETAILING - 5.6%
20,109	*	1-800-FLOWERS.COM, Inc (Class A)	205,112
25,901		Aaron’s Co, Inc	531,748
48,946	*	Abercrombie & Fitch Co (Class A)	1,692,553
59,768		Academy Sports & Outdoors, Inc	2,232,932
50,551		Advance Auto Parts, Inc	10,091,496
344,518	*	Amazon.com, Inc	856,344,276
117,434	e	American Eagle Outfitters, Inc	1,774,428
4,579	*	America’s Car-Mart, Inc	370,212
91,405		Arko Corp	847,324
17,853	*	Asbury Automotive Group, Inc	3,279,775
32,010	*	Autonation, Inc	3,710,279
150

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

16,232	*	AutoZone, Inc	$31,741,189
66,315	*	Barnes & Noble Education, Inc	201,598
190,066		Bath & Body Works, Inc	10,052,591
77,556	*,e	Bed Bath & Beyond, Inc	1,055,537
191,415		Best Buy Co, Inc	17,213,951
16,018	e	Big 5 Sporting Goods Corp	231,780
26,843	e	Big Lots, Inc	829,449
22,700	*	Boot Barn Holdings, Inc	2,044,362
22,567		Buckle, Inc	700,931
51,643	*	Burlington Stores, Inc	10,512,449
28,050		Caleres, Inc	643,186
32,088	e	Camping World Holdings, Inc	824,020
129,445	*,e	CarLotz, Inc	114,934
127,024	*	CarMax, Inc	10,896,119
35,828	*	CarParts.com, Inc	214,610
76,625	*	Carvana Co	4,441,185
26,548		Cato Corp (Class A)	359,725
105,197	*	Chico’s FAS, Inc	557,544
10,763	*	Children’s Place, Inc	498,650
6,729	*	Citi Trends, Inc	188,210
13,492	*	Conn’s, Inc	211,150
24,197	*	Container Store Group, Inc	185,107
45,743		Designer Brands, Inc	632,168
48,883	e	Dick’s Sporting Goods, Inc	4,713,299
4,739	e	Dillard’s, Inc (Class A)	1,439,756
184,081		Dollar General Corp	43,724,760
175,467	*	Dollar Tree, Inc	28,504,614
115,937	*	DoorDash, Inc	9,440,750
9,258	*	Duluth Holdings, Inc	113,410
495,908		eBay, Inc	25,747,543
98,725	*	Etsy, Inc	9,200,183
42,825	*	Five Below, Inc	6,727,807
79,123	*	Floor & Decor Holdings, Inc	6,307,686
68,071		Foot Locker, Inc	1,995,161
21,367		Franchise Group, Inc	796,775
16,819	*	Funko, Inc	273,982
51,530	*	GameStop Corp (Class A)	6,444,857
171,695		Gap, Inc	2,132,452
11,254	*	Genesco, Inc	698,086
108,450		Genuine Parts Co	14,103,922
34,274	*,e	Greenlane Holdings Inc	11,825
13,357		Group 1 Automotive, Inc	2,325,988
18,048	*,e	Groupon, Inc	352,116
40,788	*,e	GrowGeneration Corp	241,057
40,172		Guess?, Inc	902,665
12,488	e	Haverty Furniture Cos, Inc	310,077
12,350		Hibbett Sports, Inc	533,273
828,957		Home Depot, Inc	249,018,683
26,535	e	JOANN, Inc	277,025
10,575	*,e	Kirkland’s, Inc	76,457
111,377		Kohl’s Corp	6,446,501
11,048	*	Lands’ End, Inc	154,893
5,555	*,e	Lazydays Holdings, Inc	107,934
123,760	*	Leslie’s, Inc	2,425,696
21,175	*	Liquidity Services, Inc	305,343
22,885		Lithia Motors, Inc (Class A)	6,479,430
151

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

211,682		LKQ Corp	$10,505,778
532,231		Lowe’s Companies, Inc	105,238,036
23,238	*	Lumber Liquidators, Inc	320,917
243,089		Macy’s, Inc	5,875,461
15,369	*	MarineMax, Inc	628,899
25,760		Monro Muffler, Inc	1,178,005
18,977		Murphy USA, Inc	4,433,027
62,250	*	National Vision Holdings, Inc	2,343,712
88,988		Nordstrom, Inc	2,286,992
36,954	*	ODP Corp	1,590,131
50,189	*	Ollie’s Bargain Outlet Holdings, Inc	2,411,581
7,760		OneWater Marine, Inc	253,674
52,592	*	O’Reilly Automotive, Inc	31,899,678
33,221	*,e	Overstock.com, Inc	1,114,897
85,186	*	Party City Holdco, Inc	263,225
24,321		Penske Auto Group, Inc	2,549,327
41,278	*,e	Petco Health & Wellness Co, Inc	795,014
15,878	e	PetMed Express, Inc	347,728
30,740		Pool Corp	12,456,463
56,887	*	Porch Group, Inc	210,482
61,858	*	Quotient Technology, Inc	328,466
282,750		Qurate Retail Group, Inc QVC Group	1,190,378
59,267	*	RealReal, Inc	321,227
89,924		Rent-A-Center, Inc	2,168,967
27,156	*	Revolve Group, Inc	1,147,613
13,605	*	RH	4,572,913
277,595		Ross Stores, Inc	27,695,653
85,693	*	Sally Beauty Holdings, Inc	1,295,678
152,200	*,e	Shift Technologies, Inc	203,948
11,037		Shoe Carnival, Inc	333,207
17,717		Shutterstock, Inc	1,341,531
40,854		Signet Jewelers Ltd	2,867,951
18,059	*	Sleep Number Corp	732,473
18,582		Sonic Automotive, Inc (Class A)	790,664
32,181	*	Sportsman’s Warehouse Holdings, Inc	309,259
60,448	*	Stitch Fix Inc	574,256
382,535		Target Corp	87,466,628
17,146		Tilly’s, Inc	151,228
945,828		TJX Companies, Inc	57,960,340
22,051	*,e	Torrid Holdings, Inc	129,219
89,000		Tractor Supply Co	17,929,050
9,582	*	TravelCenters of America, Inc	364,212
41,944	*	Ulta Beauty, Inc	16,643,379
55,782	*	Urban Outfitters, Inc	1,327,612
58,159	*	Victoria’s Secret & Co	2,740,452
251,058	*,e	Vroom, Inc	391,650
59,379	*,e	Wayfair, Inc	4,568,620
57,618		Williams-Sonoma, Inc	7,517,997
3,307		Winmark Corp	671,982
21,243	*,e	Xometry, Inc	697,195
17,633	*	Zumiez, Inc	645,897
		TOTAL RETAILING	1,839,547,258
152

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.0%
1,303,960	*	Advanced Micro Devices, Inc	$111,514,659
36,804	*	Allegro MicroSystems, Inc	894,705
16,124	*	Alpha & Omega Semiconductor Ltd	691,720
27,295	*	Ambarella, Inc	2,240,374
79,493		Amkor Technology, Inc	1,495,263
414,079		Analog Devices, Inc	63,925,516
699,760		Applied Materials, Inc	77,218,516
16,289	*,e	Atomera, Inc	170,220
24,848	*	Axcelis Technologies, Inc	1,352,974
30,647	*	AXT, Inc	180,817
320,911		Broadcom, Inc	177,909,849
58,078		Brooks Automation, Inc	4,353,527
17,599	*	Ceva, Inc	639,548
45,267	*	Cirrus Logic, Inc	3,431,239
22,247		CMC Materials, Inc	3,980,211
36,109	*	Cohu, Inc	959,055
33,430	*	Diodes, Inc	2,441,393
103,516	*	Enphase Energy, Inc	16,707,482
107,781		Entegris, Inc	12,005,726
82,514	*	First Solar, Inc	6,025,997
65,638	*	Formfactor, Inc	2,501,464
42,425	*	GLOBALFOUNDRIES, Inc	2,218,403
21,380	*	Ichor Holdings Ltd	622,372
13,316	*	Impinj, Inc	655,946
3,219,647		Intel Corp	140,344,413
119,827		KLA Corp	38,255,968
71,387	*,e	Kopin Corp	114,219
47,137		Kulicke & Soffa Industries, Inc	2,187,628
111,108		Lam Research Corp	51,749,662
104,686	*	Lattice Semiconductor Corp	5,029,115
37,339	*	MACOM Technology Solutions Holdings, Inc	1,902,422
665,391		Marvell Technology, Inc	38,645,909
54,765	*	MaxLinear, Inc	2,621,601
125,528	*,e	Meta Materials, Inc	150,634
431,107		Microchip Technology, Inc	28,108,176
888,479		Micron Technology, Inc	60,585,383
44,088		MKS Instruments, Inc	5,025,150
36,341		Monolithic Power Systems, Inc	14,254,394
39,655	*	Nanometrics, Inc	2,821,057
44,347	*	NeoPhotonics Corp Ltd	671,414
4,170		NVE Corp	193,405
1,898,749		NVIDIA Corp	352,160,977
209,489		NXP Semiconductors NV	35,801,670
336,482	*	ON Semiconductor Corp	17,534,077
22,434	*	PDF Solutions, Inc	521,590
51,560	*	Photronics, Inc	772,884
48,003		Power Integrations, Inc	3,840,240
87,656	*	Qorvo, Inc	9,973,500
892,591		QUALCOMM, Inc	124,686,037
84,439	*	Rambus, Inc	2,103,375
52,459	*	Semtech Corp	3,126,556
32,793	*	Silicon Laboratories, Inc	4,424,104
12,310	*	SiTime Corp	2,075,097
3,881	*,e	SkyWater Technology, Inc	23,752
131,373		Skyworks Solutions, Inc	14,884,561
36,959	*	SMART Global Holdings, Inc	837,491
153

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

60,658	*,e	SunPower Corp	$1,001,464
31,257	*	Synaptics, Inc	4,639,789
130,246		Teradyne, Inc	13,735,743
736,506		Texas Instruments, Inc	125,390,146
32,932	*	Ultra Clean Holdings	1,026,490
33,606		Universal Display Corp	4,292,494
38,313	*	Veeco Instruments, Inc	878,134
89,822	*	Wolfspeed Inc	8,237,576
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1,618,765,273

SOFTWARE & SERVICES - 13.6%
80,969	*	8x8, Inc	742,486
41,224		A10 Networks, Inc	588,679
506,282		Accenture plc	152,066,862
88,969	*	ACI Worldwide, Inc	2,457,324
375,333	*	Adobe, Inc	148,613,101
16,639	*	Agilysys, Inc	612,482
128,086	*	Akamai Technologies, Inc	14,381,496
36,302	*	Alarm.com Holdings, Inc	2,217,326
21,105	*,e	Alkami Technology, Inc	276,475
37,151	*,e	Altair Engineering, Inc	2,018,042
44,748	*	Alteryx, Inc	2,872,822
98,568		Amdocs Ltd	7,854,884
27,834		American Software, Inc (Class A)	475,961
113,617	*	Anaplan, Inc	7,383,969
69,425	*	Ansys, Inc	19,139,778
14,183	*	Appfolio, Inc	1,473,046
30,205	*,e	Appian Corp	1,443,799
56,062	*,e	Asana, Inc	1,502,462
53,361	*	Aspen Technology, Inc	8,459,853
110,736	*	Atlassian Corp plc	24,896,775
174,189	*	Autodesk, Inc	32,970,494
336,302		Automatic Data Processing, Inc	73,374,370
66,624	*	Avalara, Inc	5,068,088
66,174	*	Avaya Holdings Corp	612,109
18,580	*,e	AvidXchange Holdings, Inc	152,170
25,395	*	Benefitfocus, Inc	270,457
112,179		Bentley Systems, Inc	4,755,268
36,148	*	BigCommerce Holdings, Inc	645,965
74,065	*	Bill.Com Holdings, Inc	12,643,636
118,237	*	Black Knight, Inc	7,778,812
36,670	*	Blackbaud, Inc	2,127,227
41,646	*	Blackline, Inc	2,792,364
387,805	*	Block, Inc	38,602,110
37,832	*	Bottomline Technologies, Inc	2,142,048
110,923	*	Box, Inc	3,396,462
38,126		Bread Financial Holdings, Inc	2,089,305
27,196	*	Brightcove, Inc	191,732
92,121		Broadridge Financial Solutions, Inc	13,277,400
69,174	*	BTRS Holdings, Inc	464,849
53,262	*,e	C3.ai, Inc	904,921
218,594	*	Cadence Design Systems, Inc	32,974,905
44,004	*	Cantaloupe, Inc	240,702
11,050		Cass Information Systems, Inc	427,745
93,197		CDK Global, Inc	5,070,849
28,638	*	Cerence Inc	844,821
101,143	*	Ceridian HCM Holding, Inc	5,677,157
154

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

21,983	*	ChannelAdvisor Corp	$318,973
98,424		Citrix Systems, Inc	9,852,242
24,736	*,e	Cleanspark, Inc	160,537
206,771	*	Cloudflare, Inc	17,811,254
417,616		Cognizant Technology Solutions Corp (Class A)	33,785,134
38,311	*	Commvault Systems, Inc	2,336,971
33,775		Concentrix Corp	5,318,887
136,953	*	Conduent, Inc	771,045
11,171	*	Consensus Cloud Solutions, Inc	588,935
23,931	*	Couchbase, Inc	406,827
56,974	*	Coupa Software, Inc	4,916,856
158,365	*	Crowdstrike Holdings, Inc	31,476,627
9,750	*,e	CS Disco, Inc	299,422
27,043		CSG Systems International, Inc	1,662,333
201,903	*	Datadog, Inc	24,385,844
20,090	*	Datto Holding Corp	697,123
10,173	*,e	Digimarc Corp	263,176
70,760	*	Digital Turbine, Inc	2,239,554
39,319	*	DigitalOcean Holdings, Inc	1,550,348
152,103	*	DocuSign, Inc	12,320,343
52,134		Dolby Laboratories, Inc (Class A)	4,038,821
20,918	*	Domo, Inc	866,424
47,093	*	DoubleVerify Holdings, Inc	1,024,273
239,768	*	Dropbox, Inc	5,214,954
56,515	*	Duck Creek Technologies, Inc	900,284
195,306	*	DXC Technology Co	5,605,282
157,670	*	Dynatrace, Inc	6,048,221
152,822	*,e	E2open Parent Holdings, Inc	1,182,842
20,502		Ebix, Inc	610,960
17,054	*	eGain Corp	176,509
60,393	*	Elastic NV	4,598,323
16,370	*	Enfusion, Inc	209,045
12,068	*	EngageSmart, Inc	251,980
43,493	*	Envestnet, Inc	3,463,783
42,461	*	EPAM Systems, Inc	11,251,740
39,210	*	Euronet Worldwide, Inc	4,769,896
28,541	*	Everbridge, Inc	1,230,117
11,625	*	EverCommerce, Inc	143,918
47,756		EVERTEC, Inc	1,881,586
35,747	*	Evo Payments, Inc	805,380
25,180	*	ExlService Holdings, Inc	3,428,257
20,479	*	Fair Isaac Corp	7,649,111
82,247	*	Fastly, Inc	1,307,727
480,845		Fidelity National Information Services, Inc	47,675,782
178,699	*	FireEye, Inc	3,927,804
472,820	*	Fiserv, Inc	46,298,534
52,489	*	Five9, Inc	5,779,039
63,518	*	FleetCor Technologies, Inc	15,849,011
46,691	*	Flywire Corp	1,424,542
109,112	*	Fortinet, Inc	31,534,459
63,701	*	Gartner, Inc	18,508,326
146,395		Genpact Ltd	5,895,327
223,913		Global Payments, Inc	30,671,603
32,209	*	Globant S.A.	6,956,822
135,526	*	GoDaddy, Inc	10,951,856
12,478	*,e	GreenBox POS	45,046
33,757	*	Grid Dynamics Holdings, Inc	469,897
155

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

1,410	*	GTY Technology Holdings Inc	$8,587
67,262	*	Guidewire Software, Inc	5,847,758
19,483		Hackett Group, Inc	457,656
35,685	*	HubSpot, Inc	13,539,960
15,281	*	I3 Verticals, Inc	419,463
24,792	*	Informatica, Inc	482,452
8,671	*	Instructure Holdings, Inc	156,945
7,613	*	Intapp, Inc	189,868
8,699	*,e	Intelligent Systems Corp	198,250
25,045		InterDigital, Inc	1,423,808
706,580		International Business Machines Corp	93,416,942
24,509	*	International Money Express Inc	486,994
209,793		Intuit, Inc	87,850,819
58,509		Jack Henry & Associates, Inc	11,092,136
41,788	*	Jamf Holding Corp	1,287,070
38,949	*	JFrog Ltd	812,866
174,055	*	Kyndryl Holdings, Inc	2,069,514
94,577	*	Limelight Networks, Inc	337,640
48,836	*	Liveperson, Inc	1,104,670
50,165	*	LiveRamp Holdings, Inc	1,571,168
50,671	*	Manhattan Associates, Inc	6,615,099
79,398	*,e	Marathon Digital Holdings, Inc	1,238,609
685,501		Mastercard, Inc (Class A)	249,097,353
47,340		MAXIMUS, Inc	3,450,139
8,990	*,e	MeridianLink, Inc	145,189
5,982,112		Microsoft Corp	1,660,155,722
7,356	*,e	MicroStrategy, Inc (Class A)	2,605,275
59,748	*	Mimecast Ltd	4,760,721
32,077	*	Mitek Systems, Inc	358,300
26,865	*	Model N, Inc	694,192
89,240	*	MoneyGram International, Inc	904,001
50,323	*	MongoDB, Inc	17,861,142
26,182	*	N-Able, Inc	261,820
41,770	*,e	nCino OpCo, Inc	1,565,957
99,167	*	NCR Corp	3,473,820
40,047	*	New Relic, Inc	2,533,774
441,101		NortonLifelock, Inc	11,045,169
163,731	*	Nutanix, Inc	4,098,187
99,397	*	Okta, Inc	11,859,056
20,114	*	ON24, Inc	254,844
26,135	*	OneSpan, Inc	369,288
1,290,186		Oracle Corp	94,699,652
60,897	*	Pagerduty, Inc	1,739,827
1,317,629	*	Palantir Technologies, Inc	13,703,342
78,150	*	Palo Alto Networks, Inc	43,864,032
61,800	*	Paya Holdings, Inc	314,562
255,539		Paychex, Inc	32,384,457
39,162	*	Paycom Software, Inc	11,022,928
40,991	*	Paycor HCM, Inc	1,009,608
31,566	*	Paylocity Holding Corp	5,985,861
931,402	*	PayPal Holdings, Inc	81,898,178
318,648	*	Paysafe Ltd	885,841
31,477		Pegasystems, Inc	2,410,823
25,019	*	Perficient, Inc	2,487,139
46,213	*	Ping Identity Holding Corp	1,207,546
46,139	*	Procore Technologies, Inc	2,559,330
156

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

36,290		Progress Software Corp	$1,741,194
31,004	*	PROS Holdings, Inc	865,942
83,756	*	PTC, Inc	9,565,773
41,416	*	Q2 Holdings, Inc	2,142,450
27,525	*	Qualys, Inc	3,751,107
40,695	*,e	Rackspace Technology, Inc	402,474
43,257	*	Rapid7, Inc	4,131,909
23,674	*,e	Rekor Systems, Inc	70,312
8,547	*	Remitly Global, Inc	94,872
66,056	*	Repay Holdings Corp	883,829
39,817	*	Rimini Street, Inc	229,346
63,654	*	RingCentral, Inc	5,401,042
86,085	*,e	Riot Blockchain, Inc	872,902
247,088	*	Sabre Corp	2,587,011
69,154	*	SailPoint Technologies Holding, Inc	4,414,100
740,250	*	salesforce.com, Inc	130,239,585
23,490	*	Sapiens International Corp NV	545,908
6,388	*	SecureWorks Corp	70,524
158,277	*	ServiceNow, Inc	75,672,234
33,189	*	Shift4 Payments, Inc	1,741,095
6,847	*	ShotSpotter, Inc	187,950
94,520	*	Smartsheet, Inc	4,568,152
44,616	*	Smith Micro Software, Inc	137,417
159,776	*	Snowflake, Inc	27,391,997
27,775		SolarWinds Corp	343,577
127,461	*	Splunk, Inc	15,552,791
34,888	*	Sprout Social, Inc	2,137,937
29,309	*	SPS Commerce, Inc	3,506,236
176,748		SS&C Technologies Holdings, Inc	11,428,526
552	*	StarTek, Inc	2,070
171,845	*	StoneCo Ltd	1,618,780
61,561	*	Sumo Logic, Inc	577,442
97,569	*	SVMK, Inc	1,543,542
94,236		Switch, Inc	2,813,887
120,700	*	Synopsys, Inc	34,615,553
29,649	*	Telos Corp	230,966
74,753	*	Tenable Holdings, Inc	4,128,608
87,924	*	Teradata Corp	3,635,657
344,601	*	Trade Desk, Inc	20,303,891
14,025		TTEC Holdings, Inc	1,035,185
7,649	*,e	Tucows, Inc	440,735
31,716	*	Turing Holding Corp	587,063
132,082	*	Twilio, Inc	14,769,409
32,199	*	Tyler Technologies, Inc	12,709,267
47,903	*	Unisys Corp	680,702
119,404	*	Unity Software, Inc	7,929,620
21,072	*	Upland Software, Inc	314,394
82,404	*	Varonis Systems, Inc	3,559,853
50,197	*	Verint Systems, Inc	2,738,748
77,414	*	VeriSign, Inc	13,833,108
16,429	*,e	Veritone, Inc	177,926
110,081	*	Verra Mobility Corp	1,544,436
8,329	*	Viant Technology, Inc	48,975
48,159	*,e	VirnetX Holding Corp	68,386
1,317,155		Visa, Inc (Class A)	280,725,245
177,455		VMware, Inc (Class A)	19,172,238
157

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

197,024	*	Vonage Holdings Corp	$3,932,599
310,877		Western Union Co	5,210,299
34,734	*	WEX, Inc	5,774,180
41,065	*	Wix.com Ltd	3,098,765
151,851	*	Workday, Inc	31,387,602
32,990	*	Workiva, Inc	3,183,865
78,779		Xperi Holding Corp	1,228,952
84,797	*	Yext, Inc	490,975
96,112	*	Zendesk, Inc	11,729,508
173,081	*	Zoom Video Communications, Inc	17,233,675
63,273	*	Zscaler, Inc	12,827,968
85,083	*	Zuora Inc	1,035,460
		TOTAL SOFTWARE & SERVICES	4,432,676,575

TECHNOLOGY HARDWARE & EQUIPMENT - 7.7%
93,330	*	3D Systems Corp	1,058,362
14,000	*	908 Devices, Inc	248,500
35,686		Adtran, Inc	620,580
29,347		Advanced Energy Industries, Inc	2,245,633
81,605	*,e	Aeva Technologies, Inc	267,664
32,905	*,e	Akoustis Technologies, Inc	146,098
464,902		Amphenol Corp (Class A)	33,240,493
12,252,148		Apple, Inc	1,931,551,132
191,772	*	Arista Networks, Inc	22,163,090
61,760	*	Arlo Technologies, Inc	478,022
52,747	*	Arrow Electronics, Inc	6,216,761
7,328	*	Aviat Networks, Inc	219,107
27,434	*	Avid Technology, Inc	869,932
73,643		Avnet, Inc	3,215,253
22,437		Badger Meter, Inc	1,810,442
33,419		Belden CDT, Inc	1,725,423
28,683		Benchmark Electronics, Inc	681,508
21,606	*	CalAmp Corp	118,185
42,216	*	Calix, Inc	1,684,841
7,538	*	Cambium Networks Corp	115,105
33,928	*	Casa Systems, Inc	166,247
107,706		CDW Corp	17,575,465
122,588	*	Ciena Corp	6,763,180
3,363,231		Cisco Systems, Inc	164,731,054
7,678	*	Clearfield, Inc	447,090
135,802		Cognex Corp	9,184,289
18,994	*	Coherent, Inc	5,088,493
151,613	*	CommScope Holding Co, Inc	914,226
18,962		Comtech Telecommunications Corp	257,883
604,793		Corning, Inc	21,282,666
19,947	*,e	Corsair Gaming, Inc	301,798
24,590		CTS Corp	869,748
21,059	*	Daktronics, Inc	70,548
216,476		Dell Technologies, Inc	10,176,537
62,918	*	Diebold, Inc	257,964
24,428	*	Digi International, Inc	462,178
12,695	*	DZS, Inc	153,483
42,963	*,e	Eastman Kodak Co	222,119
27,619	*	EMCORE Corp	95,286
20,216	*	ePlus, Inc	1,141,800
92,854	*	Extreme Networks, Inc	891,398
158

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

48,556	*	F5 Networks, Inc	$8,128,760
29,342	*	Fabrinet	2,881,091
14,511	*	FARO Technologies, Inc	497,582
67,921	*	Harmonic, Inc	563,744
1,024,677		Hewlett Packard Enterprise Co	15,790,273
856,010		HP, Inc	31,355,646
15,569	*	Identiv, Inc	189,786
81,854	*	II-VI, Inc	5,010,283
134,931	*	Infinera Corp	1,037,619
63,430	*,e	Inseego Corp	180,776
25,303	*	Insight Enterprises, Inc	2,514,359
28,045	*	IPG Photonics Corp	2,649,692
15,183	*	Iteris, Inc	39,172
34,094	*	Itron, Inc	1,629,011
113,681		Jabil Inc	6,562,804
257,168		Juniper Networks, Inc	8,105,935
145,230	*	Keysight Technologies, Inc	20,371,412
14,794	*	Kimball Electronics, Inc	263,925
63,212	*	Knowles Corp	1,170,686
6,399	*	KVH Industries, Inc	51,000
18,313		Littelfuse, Inc	4,198,255
57,817	*	Lumentum Holdings, Inc	4,695,319
23,038	*	Luna Innovations, Inc	127,170
29,619		Methode Electronics, Inc	1,321,304
132,689	*,e	Microvision, Inc	428,586
131,971		Motorola Solutions, Inc	28,200,883
18,860	*	Napco Security Technologies, Inc	330,050
102,594		National Instruments Corp	3,707,747
175,786		NetApp, Inc	12,876,325
24,521	*	Netgear, Inc	532,106
54,736	*	Netscout Systems, Inc	1,685,869
32,078	*	nLight, Inc	421,826
27,122	*	Novanta, Inc	3,490,601
12,970	*	OSI Systems, Inc	1,025,927
89,933	*,e	Ouster, Inc	297,678
17,935	*,e	PAR Technology Corp	592,572
9,082		PC Connection, Inc	449,468
32,451	*	Plantronics, Inc	1,293,497
22,542	*	Plexus Corp	1,829,058
216,071	*	Pure Storage, Inc	6,330,880
60,042	*,e	Quantum Corp	112,279
58,048	*	Ribbon Communications, Inc	200,266
14,420	*	Rogers Corp	3,903,782
48,189	*	Sanmina Corp	1,970,448
19,807	*	Scansource, Inc	678,192
35,032	*	Super Micro Computer, Inc	1,474,847
31,643		SYNNEX Corp	3,167,148
36,222	*	Teledyne Technologies, Inc	15,631,604
200,582	*	Trimble Inc	13,378,819
76,878	*	TTM Technologies, Inc	1,072,448
11,009	*	Turtle Beach Corp	183,190
5,566	e	Ubiquiti, Inc	1,571,004
53,544	*	Velodyne Lidar, Inc	100,663
53,957	*	Viasat, Inc	1,986,157
194,238	*	Viavi Solutions, Inc	2,785,373
96,525		Vishay Intertechnology, Inc	1,798,261
159

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

9,429	*	Vishay Precision Group, Inc	$294,279
130,144		Vontier Corp	3,334,289
248,076	*	Western Digital Corp	13,165,393
102,726		Xerox Holdings Corp	1,787,432
42,428	*	Zebra Technologies Corp (Class A)	15,683,935
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	2,516,838,069

TELECOMMUNICATION SERVICES - 1.0%
8,408	*	Anterix, Inc	435,871
5,656,916		AT&T, Inc	106,689,436
5,840		ATN International, Inc	230,680
17,300	*	Bandwidth Inc	382,676
33,327		Cogent Communications Group, Inc	1,949,630
70,859	*	Consolidated Communications Holdings, Inc	421,611
37,068	*	EchoStar Corp (Class A)	865,538
458,237	*,e	Globalstar, Inc	531,555
44,664	*,e	Gogo, Inc	822,264
15,140	*	IDT Corp (Class B)	400,907
93,288	*	Iridium Communications, Inc	3,331,314
27,165	*	Liberty Latin America Ltd (Class A)	251,005
118,887	*	Liberty Latin America Ltd (Class C)	1,098,516
807,168		Lumen Technologies, Inc	8,120,110
22,870	*	Ooma, Inc	293,651
44,420	*	Radius Global Infrastructure, Inc	551,696
38,595		Shenandoah Telecom Co	779,619
91,530		Telephone & Data Systems, Inc	1,676,830
10,072	*,e	Telesat Corp	113,209
465,953	*	T-Mobile US, Inc	57,377,452
20,445	*	US Cellular Corp	588,407
3,324,020		Verizon Communications, Inc	153,902,126
		TOTAL TELECOMMUNICATION SERVICES	340,814,103

TRANSPORTATION - 1.9%
44,939	*	Air Transport Services Group, Inc	1,406,591
95,747	*	Alaska Air Group, Inc	5,207,679
11,636	*	Allegiant Travel Co	1,805,791
7,059		Amerco, Inc	3,779,953
501,523	*,e	American Airlines Group, Inc	9,413,587
19,944		ArcBest Corp	1,439,159
22,110	*	Atlas Air Worldwide Holdings, Inc	1,524,263
32,996	*	Avis Budget Group, Inc	8,832,039
103,346		CH Robinson Worldwide, Inc	10,970,178
24,804	*	Copa Holdings S.A. (Class A)	1,869,477
48,562		Costamare, Inc	651,216
15,394		Covenant Transportation Group, Inc	316,193
1,742,769		CSX Corp	59,846,687
35,358	*	Daseke, Inc	297,007
500,476	*	Delta Air Lines, Inc	21,535,482
7,694		Eagle Bulk Shipping, Inc	478,875
133,991		Expeditors International of Washington, Inc	13,274,488
193,615		FedEx Corp	38,479,045
20,532		Forward Air Corp	1,990,988
26,908	*,e	Frontier Group Holdings, Inc	285,494
23,696		Genco Shipping & Trading Ltd	522,023
77,961	*	GXO Logistics, Inc	4,614,512
45,051	*	Hawaiian Holdings, Inc	764,065
160

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

38,745		Heartland Express, Inc	$534,681
25,530	*	Hub Group, Inc (Class A)	1,714,595
13,219	*	HyreCar, Inc	20,622
65,953		JB Hunt Transport Services, Inc	11,268,070
241,087	*	JetBlue Airways Corp	2,654,368
45,468	*	Kirby Corp	2,964,514
124,863		Knight-Swift Transportation Holdings, Inc	5,979,689
30,762		Landstar System, Inc	4,765,034
233,233	*	Lyft, Inc (Class A)	7,603,396
48,163		Marten Transport Ltd	837,073
33,308		Matson, Inc	2,865,154
38,558	*	Mesa Air Group, Inc	131,097
188,812		Norfolk Southern Corp	48,690,839
81,742		Old Dominion Freight Line	22,897,569
5,260	*	PAM Transportation Services, Inc	159,851
26,622	*	Radiant Logistics, Inc	153,609
40,037		Ryder System, Inc	2,798,586
35,633		Safe Bulkers, Inc	146,452
20,497	*	Saia, Inc	4,221,562
36,070		Schneider National, Inc	852,334
38,889	*	Skywest, Inc	1,133,614
470,636	*	Southwest Airlines Co	21,988,114
88,109	*	Spirit Airlines, Inc	2,080,254
24,319	*	Sun Country Airlines Holdings, Inc	669,016
194,272	*,e	TuSimple Holdings, Inc	2,014,601
1,275,809	*	Uber Technologies, Inc	40,162,467
508,769		Union Pacific Corp	119,199,489
271,399	*	United Airlines Holdings Inc	13,705,650
578,059		United Parcel Service, Inc (Class B)	104,039,059
7,345		Universal Logistics Holdings Inc	148,957
66,280	*	US Xpress Enterprises, Inc	219,387
48,383		Werner Enterprises, Inc	1,917,418
75,132	*	XPO Logistics, Inc	4,041,350
38,132	*	Yellow Corp	170,831
		TOTAL TRANSPORTATION	622,054,094

UTILITIES - 2.8%
512,622		AES Corp	10,467,741
42,184		Allete, Inc	2,503,199
196,597		Alliant Energy Corp	11,561,870
200,074		Ameren Corp	18,586,875
396,830		American Electric Power Co, Inc	39,329,821
35,416		American States Water Co	2,785,823
144,347		American Water Works Co, Inc	22,240,986
4,314		Artesian Resources Corp	200,601
107,017		Atmos Energy Corp	12,135,728
50,785		Avangrid, Inc	2,252,315
57,936		Avista Corp	2,350,464
51,514		Black Hills Corp	3,772,885
50,157	e	Brookfield Infrastructure Corp	3,557,134
104,865		Brookfield Renewable Corp	3,764,653
28,309	*	Cadiz, Inc	56,052
42,672		California Water Service Group	2,213,397
465,286		Centerpoint Energy, Inc	14,242,404
15,372		Chesapeake Utilities Corp	1,924,113
26,585		Clearway Energy, Inc (Class A)	755,546
161

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY	VALUE

61,668		Clearway Energy, Inc (Class C)	$1,882,724
227,156		CMS Energy Corp	15,603,346
277,740		Consolidated Edison, Inc	25,757,608
255,892		Constellation Energy Corp	15,151,365
636,444		Dominion Energy, Inc	51,959,288
151,309		DTE Energy Co	19,827,531
618,150		Duke Energy Corp	68,095,404
294,502		Edison International	20,258,793
157,457		Entergy Corp	18,713,764
182,135		Essential Utilities Inc	8,152,363
180,031		Evergy, Inc	12,215,103
272,546		Eversource Energy	23,820,520
769,920		Exelon Corp	36,016,858
428,213		FirstEnergy Corp	18,545,905
6,030		Global Water Resources, Inc	86,350
87,919		Hawaiian Electric Industries, Inc	3,614,350
40,656		Idacorp, Inc	4,276,198
31,879		MGE Energy, Inc	2,482,418
13,552		Middlesex Water Co	1,205,450
66,032		National Fuel Gas Co	4,630,824
73,539		New Jersey Resources Corp	3,173,943
1,549,785		NextEra Energy, Inc	110,065,731
303,175		NiSource, Inc	8,828,456
24,580		Northwest Natural Holding Co	1,175,661
42,798		NorthWestern Corp	2,426,219
189,156		NRG Energy, Inc	6,790,700
156,909		OGE Energy Corp	6,069,240
42,824		ONE Gas, Inc	3,613,061
34,650		Ormat Technologies, Inc	2,692,305
35,270		Otter Tail Corp	2,044,249
1,568,850	*,b	PG&E Corp	19,845,952
90,824		Pinnacle West Capital Corp	6,466,669
86,759		PNM Resources, Inc	4,048,175
67,008		Portland General Electric Co	3,171,489
586,300		PPL Corp	16,598,153
401,002		Public Service Enterprise Group, Inc	27,933,799
16,583	*	Pure Cycle Corp	173,292
253,656		Sempra Energy	40,929,932
23,659		SJW Corp	1,395,881
77,819		South Jersey Industries, Inc	2,660,632
835,835		Southern Co	61,341,931
50,760		Southwest Gas Holdings Inc	4,472,464
40,139		Spire, Inc	2,920,112
64,862	*	Sunnova Energy International, Inc	1,120,167
160,667		UGI Corp	5,510,878
17,944		Unitil Corp	915,144
7,602	e	Via Renewables, Inc	54,278
381,585		Vistra Energy Corp	9,547,257
251,014		WEC Energy Group, Inc	25,113,951
425,113		Xcel Energy, Inc	31,143,778
11,965		York Water Co	462,806
		TOTAL UTILITIES	919,704,074

		TOTAL COMMON STOCKS	32,472,565,743
		(Cost $16,694,061,612)
162

TIAA-CREF FUNDS – Equity Index Fund

SHARES		COMPANY			VALUE

RIGHTS / WARRANTS - 0.0%

HEALTH CARE EQUIPMENT & SERVICES - 0.0%
15,571		Pulse Biosciences, Inc			$3,581
		TOTAL HEALTH CARE EQUIPMENT & SERVICES			3,581

MEDIA & ENTERTAINMENT - 0.0%
57,537	†	Media General, Inc			0
		TOTAL MEDIA & ENTERTAINMENT			0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
27,694	†	Chinook Therapeutics, Inc			0
4,598	†	Tobira Therapeutics, Inc			276
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			276

		TOTAL RIGHTS / WARRANTS			3,857
		(Cost $276)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.8%

GOVERNMENT AGENCY DEBT - 0.3%
$5,000,000		Federal Farm Credit Bank (FFCB)	0.000%	05/03/22	4,999,933
5,000,000		FFCB	0.000	05/04/22	4,999,867
39,000,000		Federal Home Loan Bank (FHLB)	0.000	05/04/22	38,998,963
33,480,000		FHLB	0.000	05/05/22	33,478,664
10,000,000		FHLB	0.000	05/13/22	9,998,537
		TOTAL GOVERNMENT AGENCY DEBT			92,475,964

REPURCHASE AGREEMENT - 0.2%
60,625,000	r	Fixed Income Clearing Corp (FICC)	0.250	05/02/22	60,625,000
		TOTAL REPURCHASE AGREEMENT			60,625,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.3%
102,378,941	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		102,378,941
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			102,378,941

		TOTAL SHORT-TERM INVESTMENTS			255,479,905
		(Cost $255,480,815)
		TOTAL INVESTMENTS - 100.4%			32,728,049,505
		(Cost $16,949,542,703)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%			(128,565,329)
		NET ASSETS - 100.0%			$32,599,484,176
163

TIAA-CREF FUNDS – Equity Index Fund

REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
b	In bankruptcy
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $146,610,528.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $3,253,271 or 0.0% of net assets.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $60,625,000 on 5/2/22, collateralized by Government Agency Securities, with a coupon rate 2.500% and maturity date 2/15/46, valued at $61,837,560.

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	22	06/17/22	$2,168,502	$2,047,430	$(121,072)
S&P 500 E Mini Index	473	06/17/22	102,914,034	97,615,375	(5,298,659)
Total	495		$105,082,536	$99,662,805	$(5,419,731)
164

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH INDEX FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 3.9%
23,497	*	Aptiv plc	$2,500,081
93,874	*,e	QuantumScape Corp	1,402,478
16,441	*,e	Rivian Automotive, Inc	497,176
418,142	*	Tesla, Inc	364,101,328
10,837		Thor Industries, Inc	829,572
		TOTAL AUTOMOBILES & COMPONENTS	369,330,635

BANKS - 0.1%
47,022		Citizens Financial Group, Inc	1,852,667
70,440		Rocket Cos, Inc	623,394
6,729		Synovus Financial Corp	279,523
60,374	e	UWM Holdings Corp	223,987
27,987		Western Alliance Bancorp	2,130,091
		TOTAL BANKS	5,109,662

CAPITAL GOODS - 3.4%
40,835		3M Co	5,889,224
30,878		Advanced Drainage Systems, Inc	3,163,760
2,435		AGCO Corp	310,219
34,452		Allegion plc	3,935,796
39,737		Allison Transmission Holdings, Inc	1,487,753
13,555		Armstrong World Industries, Inc	1,147,566
32,598	*	Axon Enterprise, Inc	3,657,496
35,159	*	AZEK Co, Inc	746,777
36,127		BWX Technologies, Inc	1,875,714
9,732		Carlisle Cos, Inc	2,524,092
197,292		Carrier Global Corp	7,550,365
234,180		Caterpillar, Inc	49,304,257
24,252	*	Core & Main, Inc	576,228
140,006		Deere & Co	52,859,265
12,817		Donaldson Co, Inc	628,546
254,204		Fastenal Co	14,060,023
37,339	*	Fluence Energy, Inc	342,399
16,927		Fortune Brands Home & Security, Inc	1,206,049
30,346	*	Generac Holdings, Inc	6,657,305
53,982		Graco, Inc	3,347,964
7,486		HEICO Corp	1,057,248
12,188		HEICO Corp (Class A)	1,421,608
75,445		Honeywell International, Inc	14,599,362
12,742		Howmet Aerospace, Inc	434,757
141,188		Illinois Tool Works, Inc	27,829,567
30,699		Lincoln Electric Holdings, Inc	4,136,076
106,420		Lockheed Martin Corp	45,986,210
7,700	*	Middleby Corp	1,184,953
4,266		Nordson Corp	920,134
6,219		Northrop Grumman Corp	2,732,629
165

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

10,404		Parker-Hannifin Corp	$2,817,611
253,066	*,e	Plug Power, Inc	5,319,447
6,346		Regal-Beloit Corp	807,465
34,335		Rockwell Automation, Inc	8,675,424
10,905	*	SiteOne Landscape Supply, Inc	1,537,932
18,491		Spirit Aerosystems Holdings, Inc (Class A)	777,362
50,530		Toro Co	4,048,969
56,632		Trane Technologies plc	7,922,250
7,154	*	TransDigm Group, Inc	4,255,271
58,085	*	Trex Co, Inc	3,379,966
12,383	*	United Rentals, Inc	3,919,467
148,252		Vertiv Holdings Co	1,857,598
113,527	*,e	Virgin Galactic Holdings, Inc	850,317
19,023		W.W. Grainger, Inc	9,512,071
56,669		Xylem, Inc	4,561,854
		TOTAL CAPITAL GOODS	321,816,346

COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
68,194		Booz Allen Hamilton Holding Co	5,566,676
41,639		Cintas Corp	16,541,509
106,989	*	Copart, Inc	12,159,300
153,019	*	CoStar Group, Inc	9,735,069
23,199		Equifax, Inc	4,721,460
62,620	*	IAA, Inc	2,295,023
27,507	*,e	Legalzoom.com, Inc	394,725
6,094		MSA Safety, Inc	735,485
48,076		Robert Half International, Inc	4,726,352
105,244		Rollins, Inc	3,529,884
63,201		TransUnion	5,531,352
50,670		Verisk Analytics, Inc	10,339,213
33,709		Waste Management, Inc	5,543,108
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	81,819,156

CONSUMER DURABLES & APPAREL - 1.4%
4,610		Brunswick Corp	348,562
1,613		Columbia Sportswear Co	132,524
1,994	*	Deckers Outdoor Corp	529,905
63,917		DR Horton, Inc	4,447,984
114,390		Hanesbrands, Inc	1,516,811
57,202	*	Lululemon Athletica, Inc	20,285,545
177,484	*	Mattel, Inc	4,314,636
622,121		Nike, Inc (Class B)	77,578,489
1,084	*	NVR, Inc	4,743,812
158,217	*	Peloton Interactive, Inc	2,778,290
20,940		Polaris Inc	1,988,044
39,164		Pulte Homes, Inc	1,635,489
5,449	*	Skechers U.S.A., Inc (Class A)	208,697
13,513		Tapestry, Inc	444,848
87,870		Tempur Sealy International, Inc	2,382,156
27,900		Toll Brothers, Inc	1,293,723
13,333	*	TopBuild Corp	2,415,140
103,489		VF Corp	5,381,428
42,112	*	YETI Holdings, Inc	2,058,013
		TOTAL CONSUMER DURABLES & APPAREL	134,484,096
166

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 2.4%
20,584	*	Booking Holdings, Inc	$45,497,021
8,578		Boyd Gaming Corp	519,655
23,099	*	Bright Horizons Family Solutions	2,638,830
61,785	*	Caesars Entertainment, Inc	4,095,110
49,402	*	Chegg, Inc	1,222,206
14,064	*	Chipotle Mexican Grill, Inc (Class A)	20,471,699
16,614		Choice Hotels International, Inc	2,333,602
18,170		Churchill Downs, Inc	3,687,420
41,134		Darden Restaurants, Inc	5,418,582
12,287		Domino’s Pizza, Inc	4,153,006
168,984	*,e	DraftKings, Inc	2,311,701
72,692	*	Expedia Group, Inc	12,702,927
34,771	*	frontdoor, Inc	1,074,772
73,854		H&R Block, Inc	1,925,374
91,812	*	Hilton Worldwide Holdings, Inc	14,257,486
165,654	*	Las Vegas Sands Corp	5,869,121
136,334	*	Marriott International, Inc (Class A)	24,202,012
67,130		McDonald’s Corp	16,726,111
46,691	*	Mister Car Wash, Inc	672,350
9,520	*	Penn National Gaming, Inc	348,146
26,441	*	Planet Fitness, Inc	2,116,073
15,022	*	Six Flags Entertainment Corp	574,892
577,206		Starbucks Corp	43,082,656
29,971		Travel & Leisure Co	1,662,791
19,244		Vail Resorts, Inc	4,891,055
96,521		Wendy’s	1,907,255
28,119		Wyndham Hotels & Resorts, Inc	2,473,347
53,298	*	Wynn Resorts Ltd	3,756,443
14,838		Yum China Holdings, Inc	620,228
14,120		Yum! Brands, Inc	1,652,181
		TOTAL CONSUMER SERVICES	232,864,052

DIVERSIFIED FINANCIALS - 2.6%
196,722		American Express Co	34,369,301
31,794		Ameriprise Financial, Inc	8,440,989
116,956		Apollo Global Management, Inc	5,819,731
59,261		Ares Management Corp	3,924,263
351,889		Blackstone, Inc	35,741,366
379	*,e	Credit Acceptance Corp	194,237
78,248		Discover Financial Services	8,799,770
16,174		Factset Research Systems, Inc	6,526,047
9,901		Goldman Sachs Group, Inc	3,024,656
186,180		iShares Russell 1000 Growth Index Fund	45,381,375
39,885		LPL Financial Holdings, Inc	7,493,195
18,506		MarketAxess Holdings, Inc	4,878,367
77,084		Moody’s Corp	24,395,544
10,173		Morningstar, Inc	2,576,109
28,718		MSCI, Inc (Class A)	12,097,457
7,101		Raymond James Financial, Inc	692,063
85,517		S&P Global, Inc	32,197,151
53,459		Synchrony Financial	1,967,826
37,520		T Rowe Price Group, Inc	4,616,461
24,177	*,e	Upstart Holdings, Inc	1,813,759
		TOTAL DIVERSIFIED FINANCIALS	244,949,667
167

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

ENERGY - 0.5%
69,905		Cabot Oil & Gas Corp	$2,012,565
117,373		Cheniere Energy, Inc	15,940,427
6,946		Continental Resources, Inc	385,989
43,516		Diamondback Energy, Inc	5,493,025
33,672		EOG Resources, Inc	3,931,543
30,108		Halliburton Co	1,072,447
8,343		Hess Corp	859,913
15,127		New Fortress Energy, Inc	586,625
49,639		Occidental Petroleum Corp	2,734,612
47,136		Pioneer Natural Resources Co	10,957,706
2,945		Texas Pacific Land Corp	4,024,637
		TOTAL ENERGY	47,999,489

FOOD & STAPLES RETAILING - 1.4%
207,525		Costco Wholesale Corp	110,345,193
256,337		SYSCO Corp	21,911,687
		TOTAL FOOD & STAPLES RETAILING	132,256,880

FOOD, BEVERAGE & TOBACCO - 2.7%
508,515		Altria Group, Inc	28,258,179
23,175	*,e	Beyond Meat, Inc	854,694
4,430	*	Boston Beer Co, Inc (Class A)	1,661,250
12,654		Brown-Forman Corp (Class A)	789,863
46,807		Brown-Forman Corp (Class B)	3,156,664
1,375,480		Coca-Cola Co	88,869,763
3,216	*	Darling International, Inc	236,022
20,370	*	Freshpet, Inc	1,901,539
63,646		Hershey Co	14,369,357
57,368		Kellogg Co	3,929,708
21,848		Lamb Weston Holdings, Inc	1,444,153
172,464	*	Monster Beverage Corp	14,776,716
575,513		PepsiCo, Inc	98,821,337
14,501	*	Pilgrim’s Pride Corp	411,103
		TOTAL FOOD, BEVERAGE & TOBACCO	259,480,348

HEALTH CARE EQUIPMENT & SERVICES - 3.3%
435,859		Abbott Laboratories	49,469,997
21,911	*	Abiomed, Inc	6,279,254
87,600	*	agilon health, Inc	1,556,652
39,478	*	Align Technology, Inc	11,445,067
12,996	*	Amedisys, Inc	1,658,939
83,606		Cardinal Health, Inc	4,853,328
29,601	*	Certara, Inc	543,178
2,408		Chemed Corp	1,183,267
22,851	*	DaVita, Inc	2,476,363
9,211	*	Definitive Healthcare Corp	217,840
48,349	*	Dexcom, Inc	19,754,434
309,929	*	Edwards Lifesciences Corp	32,784,290
28,992		Encompass Health Corp	1,995,519
18,737	*	Figs, Inc	293,421
1,873	*	Globus Medical, Inc	124,030
45,681	*	Guardant Health, Inc	2,818,518
122,798		HCA Healthcare, Inc	26,346,311
42,401	*	IDEXX Laboratories, Inc	18,252,783
32,511	*	Insulet Corp	7,769,804
177,843	*	Intuitive Surgical, Inc	42,557,830
168

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

17,060	*	Masimo Corp	$1,927,268
10,881		McKesson Corp	3,368,866
4,766	*	Molina Healthcare, Inc	1,493,903
51,693	*	Novocure Ltd	3,958,650
56,931	*,e	Oak Street Health, Inc	1,029,882
17,487	*	Penumbra, Inc	3,017,557
64,870		Resmed, Inc	12,972,054
6,361		STERIS plc	1,425,182
74,903		Stryker Corp	18,071,098
30,518	*	Tandem Diabetes Care, Inc	2,944,377
4,386		Teleflex, Inc	1,252,729
32,711		UnitedHealth Group, Inc	16,635,179
69,399	*	Veeva Systems, Inc	12,627,148
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	313,104,718

HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
8,176		Church & Dwight Co, Inc	797,650
48,514		Clorox Co	6,960,303
222,647		Colgate-Palmolive Co	17,154,951
114,796		Estee Lauder Cos (Class A)	30,313,032
7,234	*	Herbalife Nutrition Ltd	192,280
85,142		Kimberly-Clark Corp	11,820,264
6,028	*	Olaplex Holdings, Inc	88,612
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	67,327,092

INSURANCE - 0.3%
631	*	Alleghany Corp	527,832
64,691		Aon plc	18,630,361
45,666	*	Arch Capital Group Ltd	2,085,566
6,975		Brown & Brown, Inc	432,311
9,831		Erie Indemnity Co (Class A)	1,575,713
3,847		Everest Re Group Ltd	1,056,809
106,140	*,e	GoHealth, Inc	79,308
9,809	*,e	Lemonade, Inc	204,616
14,381		Lincoln National Corp	865,017
1,148	*	Markel Corp	1,553,565
30,230		Marsh & McLennan Cos, Inc	4,888,191
10,470		RenaissanceRe Holdings Ltd	1,502,654
		TOTAL INSURANCE	33,401,943

MATERIALS - 1.0%
21,313		Avery Dennison Corp	3,849,128
18,349	*	Axalta Coating Systems Ltd	465,514
47,136		Ball Corp	3,825,558
20,253		Celanese Corp (Series A)	2,975,976
37,852		Chemours Co	1,251,766
7,838		Crown Holdings, Inc	862,493
31,768	*	Diversey Holdings Ltd	245,884
28,209		Dow, Inc	1,875,898
109,750		Ecolab, Inc	18,585,065
14,811		FMC Corp	1,963,050
217,517		Freeport-McMoRan, Inc (Class B)	8,820,314
34,689		Graphic Packaging Holding Co	756,220
6,459		Louisiana-Pacific Corp	416,735
16,325		LyondellBasell Industries NV	1,730,940
8,660		Olin Corp	497,084
169

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

48,641		PPG Industries, Inc	$6,225,562
36,413		RPM International, Inc	3,018,638
19,684		Scotts Miracle-Gro Co (Class A)	2,045,758
39,273		Sealed Air Corp	2,521,719
120,609		Sherwin-Williams Co	33,162,651
36,748		Southern Copper Corp	2,288,298
18,335		Steel Dynamics, Inc	1,572,226
4,392		Westlake Chemical Corp	555,808
		TOTAL MATERIALS	99,512,285

MEDIA & ENTERTAINMENT - 9.6%
130,092	*	Alphabet, Inc (Class A)	296,894,662
119,649	*	Alphabet, Inc (Class C)	275,112,535
94,024	*	Altice USA, Inc	872,543
1,465		Cable One, Inc	1,708,483
57,186	*	Charter Communications, Inc	24,503,629
24,826	*	Live Nation, Inc	2,603,751
3,770	*	Madison Square Garden Co	611,155
141,683	*	Match Group, Inc	11,214,209
1,158,658	*	Meta Platforms, Inc	232,276,169
216,893	*	Netflix, Inc	41,287,751
2,239		Nexstar Media Group Inc	354,702
285,130	*	Pinterest, Inc	5,850,868
51,055	*	Playtika Holding Corp	897,547
59,047	*	Roku, Inc	5,485,466
178,330	*,e	Skillz, Inc	365,577
68,470	*	Spotify Technology S.A.	6,959,976
11,630	*	Take-Two Interactive Software, Inc	1,389,901
28,196	*	TripAdvisor, Inc	723,791
43,737	*	Twitter, Inc	2,143,988
58,119	*	Vimeo, Inc	592,233
45,938	*	Walt Disney Co	5,128,059
18,760		World Wrestling Entertainment, Inc (Class A)	1,095,396
234,814	*	Zynga, Inc	1,941,912
		TOTAL MEDIA & ENTERTAINMENT	920,014,303

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.7%
45,047	*	10X Genomics, Inc	2,151,445
887,382		AbbVie, Inc	130,338,668
73,797	*	Adaptive Biotechnologies Corp	608,825
134,523		Agilent Technologies, Inc	16,044,558
60,956	*	Alnylam Pharmaceuticals, Inc	8,133,359
230,613		Amgen, Inc	53,776,645
303,316	*	Avantor, Inc	9,669,714
19,420		Bio-Techne Corp	7,373,580
52,368		Bruker BioSciences Corp	3,010,636
18,376	*	Catalent, Inc	1,664,131
22,264	*	Charles River Laboratories International, Inc	5,376,979
30,046	*,e	CureVac NV	513,486
16,783		Danaher Corp	4,214,715
336,336		Eli Lilly & Co	98,253,836
80,393	*	Exact Sciences Corp	4,425,635
135,915	*	Exelixis, Inc	3,036,341
19,404	*	Horizon Therapeutics Plc	1,912,458
73,217	*	Illumina, Inc	21,719,823
80,066	*	Incyte Corp	6,001,747
170

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

67,954	*	Ionis Pharmaceuticals, Inc	$2,497,989
21,786	*	Iovance Biotherapeutics, Inc	330,058
46,082	*	IQVIA Holdings, Inc	10,045,415
61,610	*	Maravai LifeSciences Holdings, Inc	1,893,275
11,350	*	Mettler-Toledo International, Inc	14,499,966
16,370	*	Mirati Therapeutics, Inc	1,011,502
169,909	*	Moderna, Inc	22,837,469
37,096	*	Natera, Inc	1,302,812
46,438	*	Neurocrine Biosciences, Inc	4,180,813
41,074	*,e	Novavax, Inc	1,851,205
5,750	*	Regeneron Pharmaceuticals, Inc	3,789,883
25,794	*	Repligen Corp	4,055,849
99,892		Royalty Pharma plc	4,253,401
40,851	*	Sarepta Therapeutics, Inc	2,954,344
59,187	*	Seagen, Inc	7,754,089
58,097	*	Sotera Health Co	1,184,017
5,480	*	Syneos Health, Inc	400,533
18,009		Thermo Fisher Scientific, Inc	9,957,536
23,440	*	Ultragenyx Pharmaceutical, Inc	1,656,974
51,852	*	Vertex Pharmaceuticals, Inc	14,167,003
27,716	*	Waters Corp	8,398,502
36,797		West Pharmaceutical Services, Inc	11,593,263
225,812		Zoetis, Inc	40,025,177
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	548,867,656

REAL ESTATE - 1.9%
226,574		American Tower Corp	54,608,865
8,361		CBRE Group, Inc	694,297
216,184		Crown Castle International Corp	40,039,438
31,809		Equinix, Inc	22,873,216
45,722		Equity Lifestyle Properties, Inc	3,533,396
6,168		Extra Space Storage, Inc	1,171,920
102,601		Iron Mountain, Inc	5,512,752
40,007		Lamar Advertising Co	4,417,173
69,930	*,e	Opendoor Technologies, Inc	488,811
57,664		Public Storage, Inc	21,422,176
8,688		SBA Communications Corp	3,015,692
142,054		Simon Property Group, Inc	16,762,372
27,957	*	Zillow Group, Inc (Class A)	1,080,538
81,501	*	Zillow Group, Inc (Class C)	3,245,370
		TOTAL REAL ESTATE	178,866,016

RETAILING - 10.1%
218,050	*	Amazon.com, Inc	541,991,621
2,255	*	AutoZone, Inc	4,409,585
65,841		Bath & Body Works, Inc	3,482,330
28,387		Best Buy Co, Inc	2,552,843
31,827	*	Burlington Stores, Inc	6,478,704
8,715	*	CarMax, Inc	747,573
40,229	*	Carvana Co	2,331,673
49,899		Dollar General Corp	11,852,509
62,569	*	DoorDash, Inc	5,094,994
313,822		eBay, Inc	16,293,638
63,466	*	Etsy, Inc	5,914,397
26,570	*	Five Below, Inc	4,174,147
47,722	*	Floor & Decor Holdings, Inc	3,804,398
171

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

32,831	*	GameStop Corp (Class A)	$4,106,173
524,490		Home Depot, Inc	157,556,796
75,574	*	Leslie’s, Inc	1,481,250
1,160		Lithia Motors, Inc (Class A)	328,431
338,454		Lowe’s Companies, Inc	66,922,509
45,491		Nordstrom, Inc	1,169,119
10,058	*	O’Reilly Automotive, Inc	6,100,680
2,942	*,e	Petco Health & Wellness Co, Inc	56,663
19,705		Pool Corp	7,984,860
8,115	*	RH	2,727,614
175,316		Ross Stores, Inc	17,491,277
107,590		Target Corp	24,600,453
598,303		TJX Companies, Inc	36,664,008
56,853		Tractor Supply Co	11,453,037
26,384	*	Ulta Beauty, Inc	10,469,171
26,756	*	Victoria’s Secret & Co	1,260,743
42,853	*,e	Vroom, Inc	66,851
20,036	*,e	Wayfair, Inc	1,541,570
26,058		Williams-Sonoma, Inc	3,400,048
		TOTAL RETAILING	964,509,665

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.7%
820,599	*	Advanced Micro Devices, Inc	70,177,626
19,262	*	Allegro MicroSystems, Inc	468,259
106,404		Analog Devices, Inc	16,426,650
444,637		Applied Materials, Inc	49,065,693
202,722		Broadcom, Inc	112,387,050
32,191		Brooks Automation, Inc	2,413,037
65,446	*	Enphase Energy, Inc	10,562,984
67,669		Entegris, Inc	7,537,650
18,148	*	GLOBALFOUNDRIES, Inc	948,959
76,022		KLA Corp	24,270,784
70,531		Lam Research Corp	32,850,519
229,625		Microchip Technology, Inc	14,971,550
81,275		Micron Technology, Inc	5,542,142
21,995		MKS Instruments, Inc	2,506,990
22,960		Monolithic Power Systems, Inc	9,005,830
1,201,826		NVIDIA Corp	222,902,668
39,946		NXP Semiconductors NV	6,826,771
118,751	*	ON Semiconductor Corp	6,188,115
566,552		QUALCOMM, Inc	79,141,649
38,454		Skyworks Solutions, Inc	4,356,838
82,818		Teradyne, Inc	8,733,986
287,394		Texas Instruments, Inc	48,928,829
21,316		Universal Display Corp	2,722,693
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	738,937,272

SOFTWARE & SERVICES - 24.4%
256,682		Accenture plc	77,097,006
236,622	*	Adobe, Inc	93,690,481
28,382	*	Alteryx, Inc	1,822,124
72,223	*	Anaplan, Inc	4,693,773
19,029	*	Ansys, Inc	5,246,105
33,445	*	Aspen Technology, Inc	5,302,370
69,903	*	Atlassian Corp plc	15,716,291
110,452	*	Autodesk, Inc	20,906,355
172

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

193,870		Automatic Data Processing, Inc	$42,298,557
40,195	*	Avalara, Inc	3,057,634
72,516		Bentley Systems, Inc	3,073,953
45,920	*	Bill.Com Holdings, Inc	7,839,003
240,841	*	Block, Inc	23,973,313
51,251		Broadridge Financial Solutions, Inc	7,386,807
3,321	*,e	C3.ai, Inc	56,424
137,871	*	Cadence Design Systems, Inc	20,797,840
10,983		CDK Global, Inc	597,585
23,028		Citrix Systems, Inc	2,305,103
123,899	*	Cloudflare, Inc	10,672,660
35,247	*	Coupa Software, Inc	3,041,816
100,004	*	Crowdstrike Holdings, Inc	19,876,795
127,575	*	Datadog, Inc	15,408,508
98,236	*	DocuSign, Inc	7,957,116
23,950	*	DoubleVerify Holdings, Inc	520,912
153,703	*	Dropbox, Inc	3,343,040
4,139	*	Duck Creek Technologies, Inc	65,934
95,555	*	Dynatrace, Inc	3,665,490
35,401	*	Elastic NV	2,695,432
26,617	*	EPAM Systems, Inc	7,053,239
18,777	*	Euronet Worldwide, Inc	2,284,222
19,103	*	Everbridge, Inc	823,339
12,786	*	Fair Isaac Corp	4,775,699
35,189	*	FireEye, Inc	773,454
23,143	*	Fiserv, Inc	2,266,163
31,577	*	Five9, Inc	3,476,628
8,942	*	FleetCor Technologies, Inc	2,231,208
67,151	*	Fortinet, Inc	19,407,310
40,207	*	Gartner, Inc	11,682,144
2,020		Genpact Ltd	81,345
20,070	*	Globant S.A.	4,334,919
8,549	*	GoDaddy, Inc	690,845
22,140	*	HubSpot, Inc	8,400,580
10,960	*	Informatica, Inc	213,282
133,284		Intuit, Inc	55,812,675
10,715		Jack Henry & Associates, Inc	2,031,350
21,345	*	Jamf Holding Corp	657,426
18,138	*	Manhattan Associates, Inc	2,367,916
433,624		Mastercard, Inc (Class A)	157,570,289
3,786,133		Microsoft Corp	1,050,727,630
31,835	*	MongoDB, Inc	11,299,197
28,480	*,e	nCino OpCo, Inc	1,067,715
24,032	*	NCR Corp	841,841
24,337	*	New Relic, Inc	1,539,802
73,135		NortonLifelock, Inc	1,831,300
100,999	*	Nutanix, Inc	2,528,005
63,165	*	Okta, Inc	7,536,216
754,565		Oracle Corp	55,385,071
848,129	*	Palantir Technologies, Inc	8,820,542
48,504	*	Palo Alto Networks, Inc	27,224,325
141,451		Paychex, Inc	17,926,085
24,618	*	Paycom Software, Inc	6,929,228
19,465	*	Paycor HCM, Inc	479,423
20,224	*	Paylocity Holding Corp	3,835,077
590,144	*	PayPal Holdings, Inc	51,891,362
173

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

19,105		Pegasystems, Inc	$1,463,252
19,825	*	Procore Technologies, Inc	1,099,693
53,268	*	PTC, Inc	6,083,738
38,701	*	RingCentral, Inc	3,283,780
173,149	*	Sabre Corp	1,812,870
91,080	*	salesforce.com, Inc	16,024,615
100,220	*	ServiceNow, Inc	47,915,182
20,083	*	Shift4 Payments, Inc	1,053,554
62,663	*	Smartsheet, Inc	3,028,503
95,571	*	Snowflake, Inc	16,384,692
79,868	*	Splunk, Inc	9,745,493
94,642	*	StoneCo Ltd	891,528
62,595		Switch, Inc	1,869,087
49,097	*	Synopsys, Inc	14,080,529
45,465	*	Teradata Corp	1,879,978
217,820	*	Trade Desk, Inc	12,833,954
6,260	*	Turing Holding Corp	115,873
22,252	*	Twilio, Inc	2,488,219
17,465	*	Tyler Technologies, Inc	6,893,610
75,511	*	Unity Software, Inc	5,014,686
833,445		Visa, Inc (Class A)	177,632,133
42,510		VMware, Inc (Class A)	4,592,780
54,932		Western Union Co	920,660
14,778	*	WEX, Inc	2,456,695
26,192	*	Wix.com Ltd	1,976,448
96,162	*	Workday, Inc	19,876,685
62,519	*	Zendesk, Inc	7,629,819
109,136	*	Zoom Video Communications, Inc	10,866,672
39,848	*	Zscaler, Inc	8,078,784
		TOTAL SOFTWARE & SERVICES	2,327,898,791

TECHNOLOGY HARDWARE & EQUIPMENT - 13.8%
210,250		Amphenol Corp (Class A)	15,032,875
7,754,798		Apple, Inc	1,222,543,905
107,855	*	Arista Networks, Inc	12,464,802
67,946		CDW Corp	11,087,428
82,460		Cognex Corp	5,576,770
11,465	*	Coherent, Inc	3,071,474
135,962	*	CommScope Holding Co, Inc	819,851
128,386		Corning, Inc	4,517,903
68,818		Dell Technologies, Inc	3,235,134
185,574		HP, Inc	6,797,576
1,720	*	IPG Photonics Corp	162,506
55,664		Jabil Inc	3,213,483
40,103	*	Keysight Technologies, Inc	5,625,248
73,725		NetApp, Inc	5,400,356
127,668	*	Pure Storage, Inc	3,740,672
3,165	e	Ubiquiti, Inc	893,321
46,199		Vontier Corp	1,183,618
26,737	*	Zebra Technologies Corp (Class A)	9,883,599
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	1,315,250,521

TRANSPORTATION - 2.1%
14,407		CH Robinson Worldwide, Inc	1,529,303
319,190	*	Delta Air Lines, Inc	13,734,746
60,336		Expeditors International of Washington, Inc	5,977,487
174

TIAA-CREF FUNDS – Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

52,049		FedEx Corp	$10,344,218
44,117	*	GXO Logistics, Inc	2,611,285
37,261		JB Hunt Transport Services, Inc	6,366,042
16,258		Landstar System, Inc	2,518,364
148,818	*	Lyft, Inc (Class A)	4,851,467
47,105		Old Dominion Freight Line	13,195,053
34,418	*	TuSimple Holdings, Inc	356,915
693,384	*	Uber Technologies, Inc	21,827,728
203,840		Union Pacific Corp	47,757,674
363,331		United Parcel Service, Inc (Class B)	65,392,313
39,847	*	XPO Logistics, Inc	2,143,370
		TOTAL TRANSPORTATION	198,605,965

UTILITIES - 0.0%
15,868		Brookfield Renewable Corp	569,661
58,555		NRG Energy, Inc	2,102,125
		TOTAL UTILITIES	2,671,786

		TOTAL COMMON STOCKS	9,539,078,344
		(Cost $4,441,794,484)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.2%

REPURCHASE AGREEMENT - 0.0%
$5,930,000	r	Fixed Income Clearing Corp (FICC)	0.230%	05/02/22	5,930,000
		TOTAL REPURCHASE AGREEMENT			5,930,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
16,050,532	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		16,050,532
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			16,050,532

		TOTAL SHORT-TERM INVESTMENTS			21,980,532
		(Cost $21,980,532)
		TOTAL INVESTMENTS - 100.1%			9,561,058,876
		(Cost $4,463,775,016)
		OTHER ASSETS & LIABILITIES, NET - (0.1)%			(14,012,956)
		NET ASSETS - 100.0%			$9,547,045,920

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $18,626,427.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $5,930,000 on 5/2/22, collateralized by Government Agency Securities, with a coupon rate 2.500% and maturity date 2/15/46, valued at $6,048,667.
175

TIAA-CREF FUNDS – Large-Cap Value Index Fund

TIAA-CREF FUNDS
LARGE-CAP VALUE INDEX FUND
SCHEDULE OF INVESTMENTS (unaudited)
April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 0.9%
94,343	*	Aptiv plc	$10,038,095
103,000		BorgWarner, Inc	3,793,490
1,687,358		Ford Motor Co	23,892,989
594,015	*	General Motors Co	22,519,109
102,890		Gentex Corp	3,019,821
67,025		Harley-Davidson, Inc	2,443,061
26,258		Lear Corp	3,359,449
29,938	*	QuantumScape Corp	447,274
45,898	*,e	Rivian Automotive, Inc	1,387,956
13,571		Thor Industries, Inc	1,038,860
		TOTAL AUTOMOBILES & COMPONENTS	71,940,104

BANKS - 7.1%
3,055,860		Bank of America Corp	109,033,085
17,274		Bank of Hawaii Corp	1,284,149
53,507		Bank OZK	2,055,739
13,741		BOK Financial Corp	1,139,541
851,885		Citigroup, Inc	41,069,376
170,174		Citizens Financial Group, Inc	6,704,856
56,978		Comerica, Inc	4,666,498
49,079		Commerce Bancshares, Inc	3,355,531
24,533		Cullen/Frost Bankers, Inc	3,245,471
60,456		East West Bancorp, Inc	4,310,513
294,476		Fifth Third Bancorp	11,051,684
5,227		First Citizens Bancshares, Inc (Class A)	3,342,039
56,792		First Hawaiian, Inc	1,340,859
223,027		First Horizon National Corp	4,991,344
76,073		First Republic Bank	11,351,613
140,329		FNB Corp	1,616,590
620,636		Huntington Bancshares, Inc	8,161,363
1,264,526		JPMorgan Chase & Co	150,933,823
409,024		Keycorp	7,898,253
76,481		M&T Bank Corp	12,744,794
130,005		MGIC Investment Corp	1,697,865
180,296		New York Community Bancorp, Inc	1,665,935
50,839		PacWest Bancorp	1,672,095
32,370		Pinnacle Financial Partners, Inc	2,510,294
183,007		PNC Financial Services Group, Inc	30,397,463
33,061		Popular, Inc	2,578,427
38,616		Prosperity Bancshares, Inc	2,524,714
414,112		Regions Financial Corp	8,580,401
25,758		Signature Bank	6,239,876
24,217	*	SVB Financial Group	11,809,178
58,653		Synovus Financial Corp	2,436,446
25,874		TFS Financial Corp	387,851
569,538		Truist Financial Corp	27,537,162
176

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

94,329		Umpqua Holdings Corp	$1,560,202
576,598		US Bancorp	27,999,599
7,250	e	UWM Holdings Corp	26,898
74,105		Webster Financial Corp	3,704,509
1,676,728		Wells Fargo & Co	73,155,643
20,546		Western Alliance Bancorp	1,563,756
25,142		Wintrust Financial Corp	2,195,399
66,030		Zions Bancorporation	3,731,355
		TOTAL BANKS	604,272,189

CAPITAL GOODS - 7.9%
209,097		3M Co	30,155,969
52,706		A.O. Smith Corp	3,079,612
14,552		Acuity Brands, Inc	2,509,929
57,495		Aecom Technology Corp	4,056,847
24,199		AGCO Corp	3,082,953
45,117		Air Lease Corp	1,817,313
9,226		Allegion plc	1,053,978
11,288		Allison Transmission Holdings, Inc	422,623
98,414		Ametek, Inc	12,425,752
9,478		Armstrong World Industries, Inc	802,407
21,346	*	AZEK Co, Inc	453,389
230,134	*	Boeing Co	34,253,145
81,170	*	Builders FirstSource, Inc	4,997,637
10,091		BWX Technologies, Inc	523,925
13,626		Carlisle Cos, Inc	3,534,039
197,887		Carrier Global Corp	7,573,135
32,045		Caterpillar, Inc	6,746,754
95,892	*,e	ChargePoint Holdings, Inc	1,240,842
7,363	*	Core & Main, Inc	174,945
21,325		Crane Co	2,052,105
61,420		Cummins, Inc	11,620,050
18,184		Curtiss-Wright Corp	2,598,675
44,881		Donaldson Co, Inc	2,200,964
62,635		Dover Corp	8,349,245
171,907		Eaton Corp	24,929,953
255,511		Emerson Electric Co	23,041,982
20,072	*	Enovis Corp	1,302,071
20,072	*	Esab Corp	943,384
29,742		Fastenal Co	1,645,030
50,654		Flowserve Corp	1,656,892
8,599	*	Fluence Energy, Inc	78,853
142,054		Fortive Corp	8,168,105
44,261		Fortune Brands Home & Security, Inc	3,153,596
44,584	*	Gates Industrial Corp plc	568,446
107,745		General Dynamics Corp	25,484,925
469,444		General Electric Co	34,997,050
24,427		Graco, Inc	1,514,962
13,060		HEICO Corp	1,844,464
22,930		HEICO Corp (Class A)	2,674,555
36,526		Hexcel Corp	1,985,553
231,517		Honeywell International, Inc	44,800,855
148,470		Howmet Aerospace, Inc	5,065,796
23,676		Hubbell, Inc	4,625,343
16,935		Huntington Ingalls	3,602,752
32,328		IDEX Corp	6,136,501
177

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

14,778		Illinois Tool Works, Inc	$2,912,892
172,761		Ingersoll Rand, Inc	7,594,574
36,817		ITT, Inc	2,585,290
302,484		Johnson Controls International plc	18,109,717
83,880		L3Harris Technologies, Inc	19,481,969
14,540		Lennox International, Inc	3,099,783
13,595		Lockheed Martin Corp	5,874,671
107,001		Masco Corp	5,637,883
25,573	*	Mastec, Inc	1,841,512
86,990		MDU Resources Group, Inc	2,240,862
23,748	*	Mercury Systems, Inc	1,324,901
16,555	*	Middleby Corp	2,547,649
17,453		MSC Industrial Direct Co (Class A)	1,446,156
20,312		Nordson Corp	4,381,095
57,336		Northrop Grumman Corp	25,193,438
71,958		nVent Electric plc	2,430,741
29,677		Oshkosh Corp	2,743,342
183,990		Otis Worldwide Corp	13,401,832
44,782		Owens Corning, Inc	4,072,027
145,562		PACCAR, Inc	12,088,924
45,897		Parker-Hannifin Corp	12,429,825
72,224		Pentair plc	3,665,368
61,883		Quanta Services, Inc	7,177,190
643,600		Raytheon Technologies Corp	61,084,076
23,130		Regal-Beloit Corp	2,943,061
19,622		Rockwell Automation, Inc	4,957,891
45,437		Roper Technologies Inc	21,351,755
67,621	*	Sensata Technologies Holding plc	3,070,670
44,312	*	Shoals Technologies Group, Inc	442,234
9,076	*	SiteOne Landscape Supply, Inc	1,279,988
23,151		Snap-On, Inc	4,919,356
31,875		Spirit Aerosystems Holdings, Inc (Class A)	1,340,025
69,005		Stanley Black & Decker, Inc	8,290,951
92,722	*	Sunrun, Inc	1,852,586
95,423		Textron, Inc	6,608,043
27,223		Timken Co	1,569,134
2,495		Toro Co	199,924
51,411		Trane Technologies plc	7,191,885
15,985	*	TransDigm Group, Inc	9,508,038
20,309	*	United Rentals, Inc	6,428,205
65,878	*	Univar Solutions Inc	1,918,367
8,328		Valmont Industries, Inc	2,072,090
7,794	*	Virgin Galactic Holdings, Inc	58,377
3,397		W.W. Grainger, Inc	1,698,602
14,295		Watsco, Inc	3,813,620
75,916		Westinghouse Air Brake Technologies Corp	6,825,608
26,698		Woodward Inc	2,949,595
26,253		Xylem, Inc	2,113,366
		TOTAL CAPITAL GOODS	670,716,389

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
69,879		ADT, Inc	478,671
9,994	*	CACI International, Inc (Class A)	2,651,408
2,686		Cintas Corp	1,067,040
205,517	*	Clarivate Analytics plc	3,222,507
22,551	*	Clean Harbors, Inc	2,366,276
178

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

37,740	*	CoStar Group, Inc	$2,401,019
20,710	*	Driven Brands Holdings, Inc	577,602
68,841	*	Dun & Bradstreet Holdings, Inc	1,086,999
31,912		Equifax, Inc	6,494,730
14,419	*	FTI Consulting, Inc	2,274,021
55,784		Jacobs Engineering Group, Inc	7,728,873
20,012	*,e	Legalzoom.com, Inc	287,172
61,641		Leidos Holdings, Inc	6,380,460
23,350		Manpower, Inc	2,106,170
11,920		MSA Safety, Inc	1,438,625
153,521		Nielsen NV	4,115,898
89,742		Republic Services, Inc	12,049,658
5,809		Robert Half International, Inc	571,083
6,268		Rollins, Inc	210,229
24,890		Science Applications International Corp	2,071,595
40,178	*	Stericycle, Inc	2,016,534
26,094		TransUnion	2,283,747
24,782		Verisk Analytics, Inc	5,056,767
152,364		Waste Management, Inc	25,054,736
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	93,991,820

CONSUMER DURABLES & APPAREL - 0.9%
29,176		Brunswick Corp	2,205,997
60,112	*	Capri Holdings Ltd	2,867,342
18,771		Carter’s, Inc	1,581,269
14,127		Columbia Sportswear Co	1,160,674
9,928	*	Deckers Outdoor Corp	2,638,366
83,247		DR Horton, Inc	5,793,159
65,670		Garmin Ltd	7,206,626
59,973		Hanesbrands, Inc	795,242
55,707		Hasbro, Inc	4,905,558
16,491	*	Hayward Holdings, Inc	262,207
57,852		Leggett & Platt, Inc	2,061,267
111,385		Lennar Corp (Class A)	8,519,839
9,275		Lennar Corp (Class B)	604,730
23,589	*	Mohawk Industries, Inc	3,327,464
164,773		Newell Brands Inc	3,814,495
471	*	NVR, Inc	2,061,195
7,588		Polaris Inc	720,405
70,475		Pulte Homes, Inc	2,943,036
27,387		PVH Corp	1,993,226
20,931		Ralph Lauren Corp	2,183,941
50,292	*	Skechers U.S.A., Inc (Class A)	1,926,184
108,008		Tapestry, Inc	3,555,623
26,366		Toll Brothers, Inc	1,222,591
1,970	*	TopBuild Corp	356,846
82,942	*	Under Armour, Inc (Class A)	1,273,989
83,055	*	Under Armour, Inc (Class C)	1,178,550
49,720		VF Corp	2,585,440
24,290		Whirlpool Corp	4,409,121
		TOTAL CONSUMER DURABLES & APPAREL	74,154,382

CONSUMER SERVICES - 1.8%
100,032		ARAMARK Holdings Corp	3,626,160
27,773		Boyd Gaming Corp	1,682,488
5,277	*	Bright Horizons Family Solutions	602,844
179

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

32,484	*	Caesars Entertainment, Inc	$2,153,039
360,346	*	Carnival Corp	6,233,986
14,340	*	Chegg, Inc	354,772
17,953		Darden Restaurants, Inc	2,364,949
5,324		Domino’s Pizza, Inc	1,799,512
11,691	*	frontdoor, Inc	361,369
17,149	*	Grand Canyon Education, Inc	1,645,789
10,675		H&R Block, Inc	278,297
38,892	*	Hilton Worldwide Holdings, Inc	6,039,539
21,192	*	Hyatt Hotels Corp	2,012,392
17,902		Marriott Vacations Worldwide Corp	2,673,306
263,978		McDonald’s Corp	65,772,758
167,190		MGM Resorts International	6,861,478
6,577	*	Mister Car Wash, Inc	94,709
164,192	*,e	Norwegian Cruise Line Holdings Ltd	3,288,766
66,501	*	Penn National Gaming, Inc	2,431,942
11,175	*	Planet Fitness, Inc	894,335
94,253	*	Royal Caribbean Cruises Ltd	7,326,286
68,496		Service Corp International	4,494,023
17,531	*	Six Flags Entertainment Corp	670,911
50,361	*	Terminix Global Holdings, Inc	2,311,066
8,336		Travel & Leisure Co	462,481
14,548		Wyndham Hotels & Resorts, Inc	1,279,642
170,036		Yum China Holdings, Inc	7,107,505
114,672		Yum! Brands, Inc	13,417,771
		TOTAL CONSUMER SERVICES	148,242,115

DIVERSIFIED FINANCIALS - 8.5%
17,812		Affiliated Managers Group, Inc	2,236,653
219,220		AGNC Investment Corp	2,407,036
148,354		Ally Financial, Inc	5,928,226
97,145		American Express Co	16,972,203
21,557		Ameriprise Financial, Inc	5,723,168
622,209		Annaly Capital Management, Inc	3,994,582
58,977		Apollo Global Management, Inc	2,934,696
7,150		Ares Management Corp	473,473
319,099		Bank of New York Mellon Corp	13,421,304
790,046	*	Berkshire Hathaway, Inc (Class B)	255,050,550
61,439		BlackRock, Inc	38,379,715
175,965		Capital One Financial Corp	21,928,758
69,781		Carlyle Group, Inc	2,532,352
45,728		CBOE Global Markets, Inc	5,166,349
646,301		Charles Schwab Corp	42,869,145
154,673		CME Group, Inc	33,925,976
3,363	*,e	Credit Acceptance Corp	1,723,538
55,246		Discover Financial Services	6,212,965
156,690		Equitable Holdings, Inc	4,517,373
15,835		Evercore Inc	1,674,551
2,266		Factset Research Systems, Inc	914,308
125,518		Franklin Resources, Inc	3,086,488
132,928		Goldman Sachs Group, Inc	40,608,175
34,983		Interactive Brokers Group, Inc (Class A)	2,083,587
240,124		Intercontinental Exchange Group, Inc	27,808,760
143,412		Invesco Ltd	2,635,913
44,457		iShares Russell 1000 Value Index Fund	6,954,409
73,442		Janus Henderson Group plc	2,238,512
180

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

95,419		Jefferies Financial Group, Inc	$2,935,088
240,168		KKR & Co, Inc	12,241,363
44,161		Lazard Ltd (Class A)	1,447,156
3,861		Moody’s Corp	1,221,929
569,821		Morgan Stanley	45,921,874
946		Morningstar, Inc	239,556
10,184		MSCI, Inc (Class A)	4,290,010
48,993		Nasdaq Inc	7,710,028
194,270		New Residential Investment Corp	2,020,408
87,498		Northern Trust Corp	9,016,669
43,753		OneMain Holdings, Inc	2,009,575
76,811		Raymond James Financial, Inc	7,486,000
75,620		S&P Global, Inc	28,470,930
44,882		SEI Investments Co	2,500,825
124,101		SLM Corp	2,076,210
119,692		Starwood Property Trust, Inc	2,738,553
156,041		State Street Corp	10,450,066
43,860		Stifel Financial Corp	2,712,741
183,075		Synchrony Financial	6,738,991
64,454		T Rowe Price Group, Inc	7,930,420
46,043		Tradeweb Markets, Inc	3,277,801
40,474		Virtu Financial, Inc	1,168,889
48,941		Voya Financial, Inc	3,090,135
		TOTAL DIVERSIFIED FINANCIALS	722,097,982

ENERGY - 7.4%
156,404		Antero Midstream Corp	1,606,269
155,742		APA Corp	6,374,520
319,926		Baker Hughes Co	9,924,105
283,045		Cabot Oil & Gas Corp	8,148,866
833,173		Chevron Corp	130,533,214
567,127		ConocoPhillips	54,171,971
25,078		Continental Resources, Inc	1,393,584
290,652		Devon Energy Corp	16,907,227
40,858		Diamondback Energy, Inc	5,157,505
41,411		DT Midstream, Inc	2,225,841
222,482		EOG Resources, Inc	25,976,998
133,731		EQT Corp	5,315,807
1,823,702		Exxon Mobil Corp	155,470,596
361,851		Halliburton Co	12,889,133
111,172		Hess Corp	11,458,498
65,712	*	HF Sinclair Corp	2,498,370
834,364		Kinder Morgan, Inc	15,143,707
334,569		Marathon Oil Corp	8,337,460
263,589		Marathon Petroleum Corp	23,000,776
170,822		NOV, Inc	3,097,003
314,971		Occidental Petroleum Corp	17,351,752
188,674		ONEOK, Inc	11,948,724
201,923		Phillips 66	17,518,839
51,838		Pioneer Natural Resources Co	12,050,780
606,098		Schlumberger Ltd	23,643,883
96,734		Targa Resources Investments, Inc	7,101,243
177,256		Valero Energy Corp	19,760,499
521,028		Williams Cos, Inc	17,866,050
		TOTAL ENERGY	626,873,220
181

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 1.7%
74,889		Albertsons Cos, Inc	$2,342,528
15,666		Casey’s General Stores, Inc	3,153,566
12,799		Costco Wholesale Corp	6,805,484
37,562	*	Grocery Outlet Holding Corp	1,264,712
315,395		Kroger Co	17,018,714
96,502	*	US Foods Holding Corp	3,630,405
307,007		Walgreens Boots Alliance, Inc	13,017,097
607,937		Walmart, Inc	93,008,282
		TOTAL FOOD & STAPLES RETAILING	140,240,788

FOOD, BEVERAGE & TOBACCO - 4.0%
350,805		Altria Group, Inc	19,494,234
238,751		Archer-Daniels-Midland Co	21,382,539
3,031	*,e	Beyond Meat, Inc	111,783
9,868		Brown-Forman Corp (Class A)	615,961
39,752		Brown-Forman Corp (Class B)	2,680,875
58,639		Bunge Ltd	6,633,244
83,903		Campbell Soup Co	3,961,900
492,861		Coca-Cola Co	31,843,749
201,483		ConAgra Brands, Inc	7,037,801
66,914		Constellation Brands, Inc (Class A)	16,466,866
65,794	*	Darling International, Inc	4,828,622
81,385		Flowers Foods, Inc	2,158,330
261,823		General Mills, Inc	18,518,741
35,933	*	Hain Celestial Group, Inc	1,205,193
8,512		Hershey Co	1,921,754
121,963		Hormel Foods Corp	6,389,642
29,413		Ingredion, Inc	2,503,340
46,391		J.M. Smucker Co	6,352,320
58,590		Kellogg Co	4,013,415
297,909		Keurig Dr Pepper, Inc	11,141,797
297,719		Kraft Heinz Co	12,691,761
44,189		Lamb Weston Holdings, Inc	2,920,893
106,381		McCormick & Co, Inc	10,698,737
76,495		Molson Coors Brewing Co (Class B)	4,141,439
596,021		Mondelez International, Inc	38,431,434
12,568	*	Monster Beverage Corp	1,076,826
102,240		PepsiCo, Inc	17,555,630
669,260		Philip Morris International, Inc	66,926,000
15,841	*	Pilgrim’s Pride Corp	449,092
26,505	*	Post Holdings, Inc	1,971,707
118		Seaboard Corp	498,549
122,837		Tyson Foods, Inc (Class A)	11,443,495
		TOTAL FOOD, BEVERAGE & TOBACCO	338,067,669

HEALTH CARE EQUIPMENT & SERVICES - 8.5%
373,465		Abbott Laboratories	42,388,277
36,352	*	Acadia Healthcare Co, Inc	2,467,574
4,438	*	agilon health, Inc	78,863
1,599	*	Amedisys, Inc	204,112
63,059		AmerisourceBergen Corp	9,540,196
105,382		Anthem, Inc	52,894,387
218,329		Baxter International, Inc	15,514,459
123,222		Becton Dickinson & Co	30,459,246
607,236	*	Boston Scientific Corp	25,570,708
182

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

51,092		Cardinal Health, Inc	$2,965,891
250,925	*	Centene Corp	20,212,009
127,032		Cerner Corp	11,895,276
24,632	*	Certara, Inc	451,997
106,060	*	Change Healthcare, Inc	2,498,774
4,933		Chemed Corp	2,424,027
140,706		Cigna Corp	34,723,427
20,557		Cooper Cos, Inc	7,421,899
565,737		CVS Health Corp	54,384,298
8,979	*	DaVita, Inc	973,054
5,205	*	Definitive Healthcare Corp	123,098
94,162		Dentsply Sirona, Inc	3,765,538
24,641	*	Embecta Corp	749,826
17,920		Encompass Health Corp	1,233,434
69,923	*	Envista Holdings Corp	2,770,349
19,582	*	Figs, Inc	306,654
32,007	*	Globus Medical, Inc	2,119,504
58,173	*	Henry Schein, Inc	4,717,830
106,750	*	Hologic, Inc	7,684,932
55,680		Humana, Inc	24,753,101
8,561	*	ICU Medical, Inc	1,831,968
30,729	*	Integra LifeSciences Holdings Corp	1,879,386
40,195	*	Laboratory Corp of America Holdings	9,658,055
5,916	*	Masimo Corp	668,331
55,591		McKesson Corp	17,211,530
577,208		Medtronic plc	60,237,427
20,824	*	Molina Healthcare, Inc	6,527,283
4,280	*,e	Oak Street Health, Inc	77,425
53,670		Premier, Inc	1,943,391
51,703		Quest Diagnostics, Inc	6,919,930
15,965	*	Quidel Corp	1,606,398
6,189		Resmed, Inc	1,237,614
27,366	*	Signify Health, Inc	377,651
31,979		STERIS plc	7,164,895
85,610		Stryker Corp	20,654,269
1,936	*	Tandem Diabetes Care, Inc	186,785
65,619	*,e	Teladoc, Inc	2,215,297
16,544		Teleflex, Inc	4,725,297
377,173		UnitedHealth Group, Inc	191,811,329
30,501		Universal Health Services, Inc (Class B)	3,737,288
89,406		Zimmer Biomet Holdings, Inc	10,795,774
8,940	*	Zimvie, Inc	201,150
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	716,961,213

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
99,012		Church & Dwight Co, Inc	9,659,611
10,770		Clorox Co	1,545,172
171,069		Colgate-Palmolive Co	13,180,866
154,111	*	Coty, Inc	1,249,840
38,548	*	Herbalife Nutrition Ltd	1,024,606
70,622		Kimberly-Clark Corp	9,804,452
27,915	*	Olaplex Holdings, Inc	410,351
1,036,325		Procter & Gamble Co	166,381,979
23,360		Reynolds Consumer Products, Inc	691,222
17,607		Spectrum Brands Holdings, Inc	1,497,827
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	205,445,926
183

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

INSURANCE - 4.2%
274,594		Aflac, Inc	$15,728,744
4,986	*	Alleghany Corp	4,170,789
120,453		Allstate Corp	15,242,123
29,150		American Financial Group, Inc	4,036,692
356,173		American International Group, Inc	20,839,682
38,466		Aon plc	11,077,823
121,474	*	Arch Capital Group Ltd	5,547,718
88,487		Arthur J. Gallagher & Co	14,909,175
24,482		Assurant, Inc	4,452,786
27,764		Assured Guaranty Ltd	1,531,185
31,866		Axis Capital Holdings Ltd	1,826,878
37,082	*	Brighthouse Financial, Inc	1,904,532
95,729		Brown & Brown, Inc	5,933,283
185,173		Chubb Ltd	38,228,966
63,673		Cincinnati Financial Corp	7,810,130
10,851		CNA Financial Corp	514,771
3,323		Erie Indemnity Co (Class A)	532,610
13,178		Everest Re Group Ltd	3,620,128
114,727		Fidelity National Financial Inc	4,568,429
46,672		First American Financial Corp	2,721,444
44,420		Globe Life, Inc	4,356,714
16,362	*	GoHealth, Inc	12,226
15,500		Hanover Insurance Group, Inc	2,275,710
143,936		Hartford Financial Services Group, Inc	10,065,445
27,102		Kemper Corp	1,251,028
19,400	*,e	Lemonade, Inc	404,684
69,089		Lincoln National Corp	4,155,703
89,647		Loews Corp	5,633,418
4,765	*	Markel Corp	6,448,379
193,411		Marsh & McLennan Cos, Inc	31,274,559
12,044		Mercury General Corp	607,379
297,613		Metlife, Inc	19,547,222
124,026		Old Republic International Corp	2,729,812
16,845		Primerica, Inc	2,182,438
113,338		Principal Financial Group	7,722,851
251,666		Progressive Corp	27,018,862
162,175		Prudential Financial, Inc	17,597,609
29,686		Reinsurance Group of America, Inc (Class A)	3,185,902
10,045		RenaissanceRe Holdings Ltd	1,441,658
103,897		Travelers Cos, Inc	17,772,621
89,093		Unum Group	2,719,118
89,616		W.R. Berkley Corp	5,958,568
1,322		White Mountains Insurance Group Ltd	1,385,483
53,184		Willis Towers Watson plc	11,427,114
		TOTAL INSURANCE	352,372,391

MATERIALS - 4.1%
95,443		Air Products & Chemicals, Inc	22,340,343
49,626		Albemarle Corp	9,569,382
80,289		Alcoa Corp	5,443,594
652,553		Amcor plc	7,739,279
26,974		Aptargroup, Inc	3,097,424
10,402	†	Ardagh Group S.A.	185,416
59,564	*	Ardagh Metal Packaging S.A.	424,691
184

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

21,717		Ashland Global Holdings, Inc	$2,279,633
16,691		Avery Dennison Corp	3,014,395
73,888	*	Axalta Coating Systems Ltd	1,874,538
96,426		Ball Corp	7,825,934
58,068	*	Berry Global Group, Inc	3,272,132
30,815		Celanese Corp (Series A)	4,527,956
90,716		CF Industries Holdings, Inc	8,784,030
34,318		Chemours Co	1,134,896
192,100	*	Cleveland-Cliffs, Inc	4,896,629
311,627		Corteva, Inc	17,977,762
45,870		Crown Holdings, Inc	5,047,535
5,026	*	Diversey Holdings Ltd	38,901
297,090		Dow, Inc	19,756,485
222,457		DuPont de Nemours, Inc	14,666,590
16,630		Eagle Materials, Inc	2,050,812
58,454		Eastman Chemical Co	6,001,472
13,581		Ecolab, Inc	2,299,806
95,900		Element Solutions, Inc	1,977,458
40,335		FMC Corp	5,346,001
443,736		Freeport-McMoRan, Inc (Class B)	17,993,495
89,761		Graphic Packaging Holding Co	1,956,790
87,760		Huntsman Corp	2,972,431
109,198		International Flavors & Fragrances, Inc	13,245,717
168,321		International Paper Co	7,789,896
33,185		Louisiana-Pacific Corp	2,141,096
97,938		LyondellBasell Industries NV	10,384,366
26,342		Martin Marietta Materials, Inc	9,330,863
160,640		Mosaic Co	10,027,149
2,878		NewMarket Corp	934,228
344,162		Newmont Goldcorp Corp	25,072,202
117,941		Nucor Corp	18,254,908
58,676		Olin Corp	3,368,002
40,388		Packaging Corp of America	6,509,334
58,242		PPG Industries, Inc	7,454,394
26,338		Reliance Steel & Aluminum Co	5,221,508
28,171		Royal Gold, Inc	3,675,752
21,963		RPM International, Inc	1,820,733
29,902		Sealed Air Corp	1,920,007
36,904		Silgan Holdings, Inc	1,637,430
40,037		Sonoco Products Co	2,478,691
3,206		Southern Copper Corp	199,638
65,653		Steel Dynamics, Inc	5,629,745
15,301	*	Sylvamo Corp	683,190
115,581		United States Steel Corp	3,524,065
73,658		Valvoline, Inc	2,226,681
57,145		Vulcan Materials Co	9,845,512
11,403		Westlake Chemical Corp	1,443,050
112,441		WestRock Co	5,569,203
		TOTAL MATERIALS	344,883,170

MEDIA & ENTERTAINMENT - 4.6%
334,301		Activision Blizzard, Inc	25,273,156
17,975	*	Alphabet, Inc (Class A)	41,022,365
16,568	*	Alphabet, Inc (Class C)	38,095,299
27,569	*	Altice USA, Inc	255,840
1,093		Cable One, Inc	1,274,657
185

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

2,516	*	Charter Communications, Inc	$1,078,081
1,934,000		Comcast Corp (Class A)	76,895,840
107,769	*	DISH Network Corp (Class A)	3,072,494
120,858		Electronic Arts, Inc	14,267,287
131,439		Fox Corp (Class A)	4,710,774
63,346		Fox Corp (Class B)	2,105,621
32,870	*	IAC	2,724,266
170,286		Interpublic Group of Cos, Inc	5,554,729
10,841	*	Liberty Broadband Corp (Class A)	1,167,142
61,488	*	Liberty Broadband Corp (Class C)	6,875,588
13,112	*	Liberty Media Group (Class A)	752,891
84,727	*	Liberty Media Group (Class C)	5,281,034
39,924		Liberty SiriusXM Group (Class A)	1,670,021
71,319	*	Liberty SiriusXM Group (Class C)	2,986,840
35,620	*	Live Nation, Inc	3,735,826
8,547	*	Loyalty Ventures, Inc	109,316
4,999	*	Madison Square Garden Co	810,388
69,681		New York Times Co (Class A)	2,670,176
166,229		News Corp (Class A)	3,301,308
53,175		News Corp (Class B)	1,058,714
16,488		Nexstar Media Group Inc	2,612,029
88,237		Omnicom Group, Inc	6,717,483
387,514	e	Sirius XM Holdings, Inc	2,325,084
39,533	*	Take-Two Interactive Software, Inc	4,724,589
16,372	*	TripAdvisor, Inc	420,269
297,538	*	Twitter, Inc	14,585,313
901	e	ViacomCBS, Inc (Class A)	28,426
248,070		ViacomCBS, Inc (Class B)	7,223,798
4,311	*	Vimeo, Inc	43,929
742,640	*	Walt Disney Co	82,900,903
944,751	*	Warner Bros Discovery, Inc	17,147,231
2,601		World Wrestling Entertainment, Inc (Class A)	151,872
225,043	*	Zynga, Inc	1,861,106
		TOTAL MEDIA & ENTERTAINMENT	387,491,685

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.0%
5,096	*	Adaptive Biotechnologies Corp	42,042
14,059		Agilent Technologies, Inc	1,676,817
42,899		Amgen, Inc	10,003,618
62,212	*	Biogen, Inc	12,905,257
78,439	*	BioMarin Pharmaceutical, Inc	6,381,013
9,224	*	Bio-Rad Laboratories, Inc (Class A)	4,723,241
937,363		Bristol-Myers Squibb Co	70,555,313
55,771	*	Catalent, Inc	5,050,622
1,350	*	Charles River Laboratories International, Inc	326,038
258,349		Danaher Corp	64,879,184
195,149	*	Elanco Animal Health, Inc	4,939,221
76,827		Eli Lilly & Co	22,443,472
5,506	*	Exact Sciences Corp	303,105
19,168	*	Exelixis, Inc	428,213
540,934		Gilead Sciences, Inc	32,099,024
75,307	*	Horizon Therapeutics Plc	7,422,258
11,439	*	Incyte Corp	857,467
4,767	*	Ionis Pharmaceuticals, Inc	175,235
43,453	*	Iovance Biotherapeutics, Inc	658,313
41,182	*	IQVIA Holdings, Inc	8,977,264
186

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

25,264	*	Jazz Pharmaceuticals plc	$4,047,798
1,134,810		Johnson & Johnson	204,787,813
1,091,694		Merck & Co, Inc	96,822,341
2,801	*	Mirati Therapeutics, Inc	173,074
2,288	*	Natera, Inc	80,355
74,117	*	Nektar Therapeutics	306,103
109,070		Organon & Co	3,526,233
54,047		PerkinElmer, Inc	7,923,831
58,349		Perrigo Co plc	2,001,371
2,404,564		Pfizer, Inc	117,991,955
100,106	*	QIAGEN NV	4,541,809
39,557	*	Regeneron Pharmaceuticals, Inc	26,072,414
1,365	*	Repligen Corp	214,633
57,056		Royalty Pharma plc	2,429,444
23,705	*	Sage Therapeutics, Inc	747,182
6,139	*	Seagen, Inc	804,270
38,100	*	Syneos Health, Inc	2,784,729
153,647		Thermo Fisher Scientific, Inc	84,954,499
7,093	*	Ultragenyx Pharmaceutical, Inc	501,404
19,139	*	United Therapeutics Corp	3,398,321
66,238	*	Vertex Pharmaceuticals, Inc	18,097,546
513,329		Viatris, Inc	5,302,689
1,841	*	Waters Corp	557,860
11,098		Zoetis, Inc	1,967,121
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	844,881,512

REAL ESTATE - 5.0%
72,100		Alexandria Real Estate Equities, Inc	13,133,736
59,985		American Campus Communities, Inc	3,879,230
127,451		American Homes 4 Rent	5,048,334
114,295		Americold Realty Trust	3,015,102
67,604		Apartment Income REIT Corp	3,324,089
59,707		AvalonBay Communities, Inc	13,582,148
67,038		Boston Properties, Inc	7,883,669
131,744		Brixmor Property Group, Inc	3,343,663
42,875		Camden Property Trust	6,726,659
137,385		CBRE Group, Inc	11,408,450
59,780		Cousins Properties, Inc	2,146,102
91,771		CubeSmart	4,360,040
121,842		Digital Realty Trust, Inc	17,803,553
72,900		Douglas Emmett, Inc	2,147,634
163,340		Duke Realty Corp	8,942,865
33,163		EPR Properties	1,741,721
11,392		Equinix, Inc	8,191,759
35,270		Equity Lifestyle Properties, Inc	2,725,666
157,535		Equity Residential	12,839,102
27,771		Essex Property Trust, Inc	9,144,157
51,838		Extra Space Storage, Inc	9,849,220
32,976		Federal Realty Investment Trust	3,860,171
54,217		First Industrial Realty Trust, Inc	3,144,586
96,710		Gaming and Leisure Properties, Inc	4,291,990
89,331		Healthcare Trust of America, Inc	2,721,022
232,617		Healthpeak Properties Inc	7,632,164
40,552		Highwoods Properties, Inc	1,656,144
306,396		Host Hotels and Resorts, Inc	6,235,159
17,193	*	Howard Hughes Corp	1,724,286
187

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

65,811		Hudson Pacific Properties	$1,532,080
255,762		Invitation Homes, Inc	10,184,443
36,465		Iron Mountain, Inc	1,959,264
53,371		JBG SMITH Properties	1,406,860
21,300	*	Jones Lang LaSalle, Inc	4,658,949
50,345		Kilroy Realty Corp	3,524,150
254,783		Kimco Realty Corp	6,453,653
4,668		Lamar Advertising Co	515,394
34,904		Life Storage, Inc	4,624,431
256,612		Medical Properties Trust, Inc	4,719,095
49,545		Mid-America Apartment Communities, Inc	9,744,511
78,457		National Retail Properties, Inc	3,439,555
101,834		Omega Healthcare Investors, Inc	2,594,730
171,068	*,e	Opendoor Technologies, Inc	1,195,765
23,895		Orion Office REIT, Inc	320,671
110,076		Park Hotels & Resorts, Inc	2,169,598
316,909		Prologis, Inc	50,797,344
15,737		Public Storage, Inc	5,846,296
57,727		Rayonier, Inc	2,493,806
246,303		Realty Income Corp	17,083,576
73,842		Regency Centers Corp	5,082,545
69,560		Rexford Industrial Realty, Inc	5,428,462
38,932		SBA Communications Corp	13,513,687
18,379		Simon Property Group, Inc	2,168,722
27,352		SL Green Realty Corp	1,893,305
49,701		Spirit Realty Capital, Inc	2,159,508
104,045		STORE Capital Corp	2,957,999
49,747		Sun Communities, Inc	8,734,081
133,094		UDR, Inc	7,081,932
170,655		Ventas, Inc	9,479,885
362,449		VICI Properties, Inc	10,804,605
76,892		Vornado Realty Trust	2,976,489
186,982		Welltower, Inc	16,979,835
320,305		Weyerhaeuser Co	13,202,972
79,347		WP Carey, Inc	6,408,857
		TOTAL REAL ESTATE	426,639,476

RETAILING - 1.6%
26,979		Advance Auto Parts, Inc	5,385,818
16,909	*	Autonation, Inc	1,959,922
7,056	*	AutoZone, Inc	13,797,796
42,618		Bath & Body Works, Inc	2,254,066
80,086		Best Buy Co, Inc	7,202,134
1,655	*	Burlington Stores, Inc	336,892
64,803	*	CarMax, Inc	5,558,801
26,951	e	Dick’s Sporting Goods, Inc	2,598,615
57,309		Dollar General Corp	13,612,607
95,431	*	Dollar Tree, Inc	15,502,766
7,513	*	DoorDash, Inc	611,784
38,590		Foot Locker, Inc	1,131,073
81,332		Gap, Inc	1,010,144
61,195		Genuine Parts Co	7,958,410
59,794		Kohl’s Corp	3,460,877
5,340	*	Leslie’s, Inc	104,664
11,307		Lithia Motors, Inc (Class A)	3,201,351
114,679		LKQ Corp	5,691,519
188

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

12,612		Nordstrom, Inc	$324,128
28,048	*	Ollie’s Bargain Outlet Holdings, Inc	1,347,706
19,855	*	O’Reilly Automotive, Inc	12,043,050
11,762		Penske Auto Group, Inc	1,232,893
18,077	*,e	Petco Health & Wellness Co, Inc	348,163
165,746		Qurate Retail Group, Inc QVC Group	697,791
113,399		Target Corp	25,928,681
15,693	*	Victoria’s Secret & Co	739,454
79,652	*,e	Vroom, Inc	124,257
14,419	*,e	Wayfair, Inc	1,109,398
7,727		Williams-Sonoma, Inc	1,008,219
		TOTAL RETAILING	136,282,979

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
136,817		Analog Devices, Inc	21,121,809
6,654		Brooks Automation, Inc	498,784
25,269	*	Cirrus Logic, Inc	1,915,390
45,572	*	First Solar, Inc	3,328,123
10,636	*	GLOBALFOUNDRIES, Inc	556,156
1,742,355		Intel Corp	75,949,254
360,823		Marvell Technology, Inc	20,956,600
36,938		Microchip Technology, Inc	2,408,358
415,204		Micron Technology, Inc	28,312,761
4,076		MKS Instruments, Inc	464,583
78,608		NXP Semiconductors NV	13,434,107
83,575	*	ON Semiconductor Corp	4,355,093
46,814	*	Qorvo, Inc	5,326,497
38,204		Skyworks Solutions, Inc	4,328,513
151,689		Texas Instruments, Inc	25,825,052
49,588	*	Wolfspeed Inc	4,547,716
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	213,328,796

SOFTWARE & SERVICES - 4.0%
54,151		Accenture plc	16,264,794
68,203	*	Akamai Technologies, Inc	7,657,833
52,502		Amdocs Ltd	4,183,884
21,650	*	Ansys, Inc	5,968,688
15,204		Automatic Data Processing, Inc	3,317,209
65,351	*	Black Knight, Inc	4,299,442
21,369		Bread Financial Holdings, Inc	1,171,021
4,575		Broadridge Financial Solutions, Inc	659,395
19,471	*,e	C3.ai, Inc	330,812
40,775		CDK Global, Inc	2,218,568
55,536	*	Ceridian HCM Holding, Inc	3,117,236
34,298		Citrix Systems, Inc	3,433,230
6,161	*	Cloudflare, Inc	530,708
228,464		Cognizant Technology Solutions Corp (Class A)	18,482,738
18,198		Concentrix Corp	2,865,821
12,535	*	Datto Holding Corp	434,964
27,604		Dolby Laboratories, Inc (Class A)	2,138,482
23,954	*	Duck Creek Technologies, Inc	381,587
102,750	*	DXC Technology Co	2,948,925
4,666	*	Dynatrace, Inc	178,988
6,358	*	Euronet Worldwide, Inc	773,451
48,844	*	Fastly, Inc	776,620
260,958		Fidelity National Information Services, Inc	25,873,986
189

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

74,344	*	FireEye, Inc	$1,634,081
238,685	*	Fiserv, Inc	23,372,035
26,381	*	FleetCor Technologies, Inc	6,582,587
74,802		Genpact Ltd	3,012,276
122,547		Global Payments, Inc	16,786,488
64,824	*	GoDaddy, Inc	5,238,427
36,069	*	Guidewire Software, Inc	3,135,839
3,997	*	Informatica, Inc	77,782
384,155		International Business Machines Corp	50,789,132
23,464		Jack Henry & Associates, Inc	4,448,305
4,374	*	Jamf Holding Corp	134,719
96,075	*	Kyndryl Holdings, Inc	1,142,332
12,706	*	Manhattan Associates, Inc	1,658,768
16,118	*	N-Able, Inc	161,180
36,164	*	NCR Corp	1,266,825
178,117		NortonLifelock, Inc	4,460,050
47,504		Oracle Corp	3,486,794
17,848		Paychex, Inc	2,261,877
3,888	*	Paycor HCM, Inc	95,761
155,211	*	Paysafe Ltd	431,487
1,540		Pegasystems, Inc	117,949
7,111	*	Procore Technologies, Inc	394,447
324,706	*	salesforce.com, Inc	57,128,774
5,016	*	Snowflake, Inc	859,943
16,118		SolarWinds Corp	199,380
95,147		SS&C Technologies Holdings, Inc	6,152,205
6,514	*	StoneCo Ltd	61,362
24,239	*	Synopsys, Inc	6,951,503
6,834	*	Teradata Corp	282,586
12,000	*	Turing Holding Corp	222,120
51,013	*	Twilio, Inc	5,704,274
2,320	*	Tyler Technologies, Inc	915,727
42,051	*	VeriSign, Inc	7,514,093
59,853		VMware, Inc (Class A)	6,466,518
131,997		Western Union Co	2,212,270
6,318	*	WEX, Inc	1,050,304
		TOTAL SOFTWARE & SERVICES	334,418,582

TECHNOLOGY HARDWARE & EQUIPMENT - 2.4%
69,899		Amphenol Corp (Class A)	4,997,779
10,980	*	Arista Networks, Inc	1,268,959
29,712	*	Arrow Electronics, Inc	3,501,856
41,127		Avnet, Inc	1,795,605
66,983	*	Ciena Corp	3,695,452
1,816,397		Cisco Systems, Inc	88,967,125
1,306	*	Coherent, Inc	349,877
219,128		Corning, Inc	7,711,114
59,055		Dell Technologies, Inc	2,776,176
25,923	*	F5 Networks, Inc	4,339,769
563,018		Hewlett Packard Enterprise Co	8,676,107
306,354		HP, Inc	11,221,747
14,531	*	IPG Photonics Corp	1,372,889
12,967		Jabil Inc	748,585
136,446		Juniper Networks, Inc	4,300,778
44,734	*	Keysight Technologies, Inc	6,274,838
10,318		Littelfuse, Inc	2,365,402
190

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

32,529	*	Lumentum Holdings, Inc	$2,641,680
71,057		Motorola Solutions, Inc	15,184,170
60,542		National Instruments Corp	2,187,988
32,251		NetApp, Inc	2,362,386
7,333	*	Pure Storage, Inc	214,857
18,503		SYNNEX Corp	1,851,965
19,479	*	Teledyne Technologies, Inc	8,406,163
106,436	*	Trimble Inc	7,099,281
14	e	Ubiquiti, Inc	3,952
30,185	*	Viasat, Inc	1,111,110
33,370		Vontier Corp	854,939
133,974	*	Western Digital Corp	7,110,000
49,331		Xerox Holdings Corp	858,359
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	204,250,908

TELECOMMUNICATION SERVICES - 2.1%
3,071,032		AT&T, Inc	57,919,664
436,981		Lumen Technologies, Inc	4,396,029
253,646	*	T-Mobile US, Inc	31,233,968
1,806,494		Verizon Communications, Inc	83,640,672
		TOTAL TELECOMMUNICATION SERVICES	177,190,333

TRANSPORTATION - 1.7%
52,562	*	Alaska Air Group, Inc	2,858,847
3,903		Amerco, Inc	2,089,978
275,337	*,e	American Airlines Group, Inc	5,168,076
45,590		CH Robinson Worldwide, Inc	4,839,379
14,866	*	Copa Holdings S.A. (Class A)	1,120,450
955,845		CSX Corp	32,823,717
18,880		Expeditors International of Washington, Inc	1,870,442
59,214		FedEx Corp	11,768,190
5,667	*	GXO Logistics, Inc	335,430
4,049		JB Hunt Transport Services, Inc	691,772
134,996	*	JetBlue Airways Corp	1,486,306
26,200	*	Kirby Corp	1,708,240
69,127		Knight-Swift Transportation Holdings, Inc	3,310,492
1,857		Landstar System, Inc	287,649
103,105		Norfolk Southern Corp	26,588,717
3,473		Old Dominion Freight Line	972,857
22,539		Ryder System, Inc	1,575,476
15,960		Schneider National, Inc	377,135
257,312	*	Southwest Airlines Co	12,021,617
50,203	*	TuSimple Holdings, Inc	520,605
102,351	*	Uber Technologies, Inc	3,222,009
102,456		Union Pacific Corp	24,004,416
134,485	*	United Airlines Holdings Inc	6,791,493
5,667	*	XPO Logistics, Inc	304,828
		TOTAL TRANSPORTATION	146,738,121

UTILITIES - 5.5%
280,678		AES Corp	5,731,445
108,332		Alliant Energy Corp	6,371,005
109,890		Ameren Corp	10,208,781
215,143		American Electric Power Co, Inc	21,322,823
77,628		American Water Works Co, Inc	11,960,922
57,986		Atmos Energy Corp	6,575,612
191

TIAA-CREF FUNDS – Large-Cap Value Index Fund

SHARES		COMPANY	RATE	VALUE

26,120		Avangrid, Inc		$1,158,422
41,126		Brookfield Renewable Corp		1,476,423
253,799		Centerpoint Energy, Inc		7,768,787
125,115		CMS Energy Corp		8,594,149
153,257		Consolidated Edison, Inc		14,213,054
141,006		Constellation Energy Corp		8,348,965
347,492		Dominion Energy, Inc		28,369,247
82,420		DTE Energy Co		10,800,317
331,870		Duke Energy Corp		36,558,799
160,386		Edison International		11,032,953
86,643		Entergy Corp		10,297,521
98,886		Essential Utilities Inc		4,426,137
96,151		Evergy, Inc		6,523,845
146,900		Eversource Energy		12,839,060
423,018		Exelon Corp		19,788,782
230,466		FirstEnergy Corp		9,981,482
43,173		Hawaiian Electric Industries, Inc		1,774,842
22,632		Idacorp, Inc		2,380,434
38,591		National Fuel Gas Co		2,706,387
843,046		NextEra Energy, Inc		59,873,127
167,771		NiSource, Inc		4,885,492
53,365		NRG Energy, Inc		1,915,804
88,663		OGE Energy Corp		3,429,485
861,285	*,b	PG&E Corp		10,895,255
48,823		Pinnacle West Capital Corp		3,476,198
328,626		PPL Corp		9,303,402
219,472		Public Service Enterprise Group, Inc		15,288,420
137,370		Sempra Energy		22,166,023
455,653		Southern Co		33,440,374
91,146		UGI Corp		3,126,308
207,662		Vistra Energy Corp		5,195,703
136,745		WEC Energy Group, Inc		13,681,337
230,856		Xcel Energy, Inc		16,912,511
		TOTAL UTILITIES		464,799,633

		TOTAL COMMON STOCKS		8,446,281,383
		(Cost $6,033,247,240)

SHORT-TERM INVESTMENTS - 0.1%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.1%
6,892,890	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310%	6,892,890
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		6,892,890

		TOTAL SHORT-TERM INVESTMENTS		6,892,890
		(Cost $6,892,890)
		TOTAL INVESTMENTS - 100.0%		8,453,174,273
		(Cost $6,040,140,130)
		OTHER ASSETS & LIABILITIES, NET - 0.0%		1,764,669
		NET ASSETS - 100.0%		$8,454,938,942
192

TIAA-CREF FUNDS – Large-Cap Value Index Fund

REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
b	In bankruptcy
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $20,540,447.
193

TIAA-CREF FUNDS – S&P 500 Index Fund

TIAA-CREF FUNDS

S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 2.5%
53,204	*	Aptiv plc	$5,660,906
47,078		BorgWarner, Inc	1,733,883
782,788		Ford Motor Co	11,084,278
294,352	*	General Motors Co	11,158,884
167,796	*	Tesla, Inc	146,110,045
		TOTAL AUTOMOBILES & COMPONENTS	175,747,996

BANKS - 3.7%
1,423,651		Bank of America Corp	50,795,868
394,733		Citigroup, Inc	19,030,078
100,283		Citizens Financial Group, Inc	3,951,150
27,942		Comerica, Inc	2,288,450
137,727		Fifth Third Bancorp	5,168,894
36,203		First Republic Bank	5,402,212
281,671		Huntington Bancshares, Inc	3,703,974
591,867		JPMorgan Chase & Co	70,645,245
182,355		Keycorp	3,521,275
35,708		M&T Bank Corp	5,950,381
83,513		PNC Financial Services Group, Inc	13,871,509
200,614		Regions Financial Corp	4,156,722
12,297		Signature Bank	2,978,948
11,914	*	SVB Financial Group	5,809,743
269,138		Truist Financial Corp	13,012,822
273,503		US Bancorp	13,281,306
781,848		Wells Fargo & Co	34,112,028
28,308		Zions Bancorporation	1,599,685
		TOTAL BANKS	259,280,290

CAPITAL GOODS - 5.4%
113,530		3M Co	16,373,297
25,588		A.O. Smith Corp	1,495,107
16,157		Allegion plc	1,845,776
46,340		Ametek, Inc	5,850,888
110,279	*	Boeing Co	16,413,926
170,501		Carrier Global Corp	6,525,073
108,871		Caterpillar, Inc	22,921,700
28,774		Cummins, Inc	5,443,753
55,968		Deere & Co	21,130,718
28,458		Dover Corp	3,793,451
79,634		Eaton Corp	11,548,523
119,869		Emerson Electric Co	10,809,786
116,816		Fastenal Co	6,461,093
72,756		Fortive Corp	4,183,470
27,977		Fortune Brands Home & Security, Inc	1,993,361
12,847	*	Generac Holdings, Inc	2,818,375
194

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

46,231		General Dynamics Corp	$10,935,018
221,459		General Electric Co	16,509,768
138,036		Honeywell International, Inc	26,711,346
75,031		Howmet Aerospace, Inc	2,560,058
7,284		Huntington Ingalls	1,549,598
15,094		IDEX Corp	2,865,143
57,457		Illinois Tool Works, Inc	11,325,349
82,315		Ingersoll Rand, Inc	3,618,567
144,178		Johnson Controls International plc	8,631,937
38,679		L3Harris Technologies, Inc	8,983,585
48,831		Lockheed Martin Corp	21,100,852
46,195		Masco Corp	2,434,015
10,954		Nordson Corp	2,362,668
29,620		Northrop Grumman Corp	13,015,028
83,512		Otis Worldwide Corp	6,083,014
68,753		PACCAR, Inc	5,709,937
26,085		Parker-Hannifin Corp	7,064,340
33,503		Pentair plc	1,700,277
28,194		Quanta Services, Inc	3,269,940
301,092		Raytheon Technologies Corp	28,576,642
23,061		Rockwell Automation, Inc	5,826,823
21,124		Roper Technologies Inc	9,926,590
10,033		Snap-On, Inc	2,131,912
33,061		Stanley Black & Decker, Inc	3,972,279
43,484		Textron, Inc	3,011,267
47,503		Trane Technologies plc	6,645,195
10,595	*	TransDigm Group, Inc	6,302,012
14,561	*	United Rentals, Inc	4,608,848
8,491		W.W. Grainger, Inc	4,245,755
36,826		Westinghouse Air Brake Technologies Corp	3,311,026
37,093		Xylem, Inc	2,985,987
		TOTAL CAPITAL GOODS	377,583,073

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
17,679		Cintas Corp	7,023,160
42,376	*	Copart, Inc	4,816,032
24,548		Equifax, Inc	4,996,009
25,208		Jacobs Engineering Group, Inc	3,492,568
28,147		Leidos Holdings, Inc	2,913,496
71,466		Nielsen NV	1,916,004
42,141		Republic Services, Inc	5,658,272
22,494		Robert Half International, Inc	2,211,385
43,975		Rollins, Inc	1,474,922
32,188		Verisk Analytics, Inc	6,567,961
77,419		Waste Management, Inc	12,730,780
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	53,800,589

CONSUMER DURABLES & APPAREL - 0.9%
66,001		DR Horton, Inc	4,593,009
30,654		Garmin Ltd	3,363,970
26,164		Hasbro, Inc	2,304,002
51,931		Lennar Corp (Class A)	3,972,202
11,347	*	Mohawk Industries, Inc	1,600,608
71,441		Newell Brands Inc	1,653,859
256,606		Nike, Inc (Class B)	31,998,768
642	*	NVR, Inc	2,809,527

195

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

46,076		Pulte Homes, Inc	$1,924,134
14,228		PVH Corp	1,035,514
8,840		Ralph Lauren Corp	922,366
51,575		Tapestry, Inc	1,697,849
37,028	*	Under Armour, Inc (Class A)	568,750
44,945	*	Under Armour, Inc (Class C)	637,769
65,381		VF Corp	3,399,812
11,311		Whirlpool Corp	2,053,173
		TOTAL CONSUMER DURABLES & APPAREL	64,535,312

CONSUMER SERVICES - 1.9%
8,263	*	Booking Holdings, Inc	18,263,792
42,580	*	Caesars Entertainment, Inc	2,822,202
163,322	*	Carnival Corp	2,825,471
5,610	*	Chipotle Mexican Grill, Inc (Class A)	8,165,972
26,503		Darden Restaurants, Inc	3,491,240
7,397		Domino’s Pizza, Inc	2,500,186
29,503	*	Expedia Group, Inc	5,155,649
56,135	*	Hilton Worldwide Holdings, Inc	8,717,204
66,650	*	Las Vegas Sands Corp	2,361,409
55,698	*	Marriott International, Inc (Class A)	9,887,509
149,547		McDonald’s Corp	37,261,131
79,028		MGM Resorts International	3,243,309
82,996	*,e	Norwegian Cruise Line Holdings Ltd	1,662,410
33,463	*	Penn National Gaming, Inc	1,223,742
44,840	*	Royal Caribbean Cruises Ltd	3,485,413
230,538		Starbucks Corp	17,207,356
20,392	*	Wynn Resorts Ltd	1,437,228
58,267		Yum! Brands, Inc	6,817,822
		TOTAL CONSUMER SERVICES	136,529,045

DIVERSIFIED FINANCIALS - 5.1%
122,374		American Express Co	21,379,962
22,642		Ameriprise Financial, Inc	6,011,225
148,501		Bank of New York Mellon Corp	6,245,952
366,641	*	Berkshire Hathaway, Inc (Class B)	118,362,714
28,653		BlackRock, Inc	17,898,956
83,951		Capital One Financial Corp	10,461,974
21,309		CBOE Global Markets, Inc	2,407,491
301,606		Charles Schwab Corp	20,005,526
72,445		CME Group, Inc	15,890,086
58,000		Discover Financial Services	6,522,680
7,631		Factset Research Systems, Inc	3,079,032
55,201		Franklin Resources, Inc	1,357,393
68,071		Goldman Sachs Group, Inc	20,795,010
111,703		Intercontinental Exchange Group, Inc	12,936,324
59,872		Invesco Ltd	1,100,447
7,556		MarketAxess Holdings, Inc	1,991,837
31,924		Moody’s Corp	10,103,307
285,078		Morgan Stanley	22,974,436
16,277		MSCI, Inc (Class A)	6,856,686
23,816		Nasdaq Inc	3,747,924
41,741		Northern Trust Corp	4,301,410
36,802		Raymond James Financial, Inc	3,586,723
71,062		S&P Global, Inc	26,754,843
73,974		State Street Corp	4,954,039
196

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

105,136		Synchrony Financial	$3,870,056
46,051		T Rowe Price Group, Inc	5,666,115
		TOTAL DIVERSIFIED FINANCIALS	359,262,148

ENERGY - 4.1%
69,224		APA Corp	2,833,338
183,889		Baker Hughes Co	5,704,237
163,507		Cabot Oil & Gas Corp	4,707,367
386,453		Chevron Corp	60,545,592
262,071		ConocoPhillips	25,033,022
123,434		Devon Energy Corp	7,180,156
34,423		Diamondback Energy, Inc	4,345,215
118,340		EOG Resources, Inc	13,817,378
848,577	d	Exxon Mobil Corp	72,341,189
179,737		Halliburton Co	6,402,232
54,559		Hess Corp	5,623,396
387,686		Kinder Morgan, Inc	7,036,501
156,114		Marathon Oil Corp	3,890,361
117,356		Marathon Petroleum Corp	10,240,485
179,758		Occidental Petroleum Corp	9,902,868
88,593		ONEOK, Inc	5,610,595
92,098		Phillips 66	7,990,422
45,794		Pioneer Natural Resources Co	10,645,731
283,062		Schlumberger Ltd	11,042,249
83,655		Valero Energy Corp	9,325,859
243,093		Williams Cos, Inc	8,335,659
		TOTAL ENERGY	292,553,852

FOOD & STAPLES RETAILING - 1.6%
88,851		Costco Wholesale Corp	47,243,854
133,335		Kroger Co	7,194,757
101,444		SYSCO Corp	8,671,433
141,766		Walgreens Boots Alliance, Inc	6,010,878
283,260		Walmart, Inc	43,335,947
		TOTAL FOOD & STAPLES RETAILING	112,456,869

FOOD, BEVERAGE & TOBACCO - 3.5%
367,121		Altria Group, Inc	20,400,914
113,105		Archer-Daniels-Midland Co	10,129,684
36,964		Brown-Forman Corp (Class B)	2,492,852
37,602		Campbell Soup Co	1,775,567
778,327		Coca-Cola Co	50,287,708
96,282		ConAgra Brands, Inc	3,363,130
33,211		Constellation Brands, Inc (Class A)	8,172,895
124,120		General Mills, Inc	8,779,008
29,446		Hershey Co	6,648,023
54,308		Hormel Foods Corp	2,845,196
21,437		J.M. Smucker Co	2,935,368
49,048		Kellogg Co	3,359,788
138,453		Kraft Heinz Co	5,902,251
30,548		Lamb Weston Holdings, Inc	2,019,223
50,344		McCormick & Co, Inc	5,063,096
35,331		Molson Coors Brewing Co (Class B)	1,912,820
278,095		Mondelez International, Inc	17,931,566
76,072	*	Monster Beverage Corp	6,517,849
277,001		PepsiCo, Inc	47,563,842
197

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

310,958		Philip Morris International, Inc	$31,095,800
58,365		Tyson Foods, Inc (Class A)	5,437,283
		TOTAL FOOD, BEVERAGE & TOBACCO	244,633,863

HEALTH CARE EQUIPMENT & SERVICES - 6.1%
354,034		Abbott Laboratories	40,182,859
8,755	*	Abiomed, Inc	2,509,008
14,853	*	Align Technology, Inc	4,306,033
29,371		AmerisourceBergen Corp	4,443,539
48,463		Anthem, Inc	24,325,034
100,940		Baxter International, Inc	7,172,796
56,925		Becton Dickinson & Co	14,071,291
288,760	*	Boston Scientific Corp	12,159,684
54,850		Cardinal Health, Inc	3,184,042
117,095	*	Centene Corp	9,432,002
57,283		Cerner Corp	5,363,980
65,470		Cigna Corp	16,156,687
9,945		Cooper Cos, Inc	3,590,543
264,283		CVS Health Corp	25,405,525
11,764	*	DaVita, Inc	1,274,865
44,965		Dentsply Sirona, Inc	1,798,150
19,566	*	Dexcom, Inc	7,994,276
125,482	*	Edwards Lifesciences Corp	13,273,486
1	*	Embecta Corp	15
48,591		HCA Healthcare, Inc	10,425,199
27,628	*	Henry Schein, Inc	2,240,631
50,698	*	Hologic, Inc	3,649,749
25,731		Humana, Inc	11,438,973
17,123	*	IDEXX Laboratories, Inc	7,371,109
71,434	*	Intuitive Surgical, Inc	17,094,156
18,777	*	Laboratory Corp of America Holdings	4,511,738
30,174		McKesson Corp	9,342,172
270,359		Medtronic plc	28,214,665
11,824	*	Molina Healthcare, Inc	3,706,233
23,129		Quest Diagnostics, Inc	3,095,585
29,101		Resmed, Inc	5,819,327
19,701		STERIS plc	4,414,009
67,835		Stryker Corp	16,365,872
9,254		Teleflex, Inc	2,643,127
188,550		UnitedHealth Group, Inc	95,887,103
14,470		Universal Health Services, Inc (Class B)	1,773,009
42,106		Zimmer Biomet Holdings, Inc	5,084,300
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	429,720,772

HOUSEHOLD & PERSONAL PRODUCTS - 1.7%
49,708		Church & Dwight Co, Inc	4,849,513
24,885		Clorox Co	3,570,251
168,379		Colgate-Palmolive Co	12,973,602
46,256		Estee Lauder Cos (Class A)	12,214,359
67,540		Kimberly-Clark Corp	9,376,578
479,822		Procter & Gamble Co	77,035,422
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	120,019,725

INSURANCE - 2.1%
120,025		Aflac, Inc	6,875,032
56,488		Allstate Corp	7,147,991
198

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

165,297		American International Group, Inc	$9,671,527
42,903		Aon plc	12,355,635
41,851		Arthur J. Gallagher & Co	7,051,475
10,824		Assurant, Inc	1,968,669
47,780		Brown & Brown, Inc	2,961,404
85,993		Chubb Ltd	17,753,255
29,398		Cincinnati Financial Corp	3,605,959
7,745		Everest Re Group Ltd	2,127,629
18,197		Globe Life, Inc	1,784,762
67,007		Hartford Financial Services Group, Inc	4,685,799
33,892		Lincoln National Corp	2,038,604
37,339		Loews Corp	2,346,383
101,049		Marsh & McLennan Cos, Inc	16,339,623
142,601		Metlife, Inc	9,366,034
50,854		Principal Financial Group	3,465,192
117,526		Progressive Corp	12,617,591
76,727		Prudential Financial, Inc	8,325,647
48,959		Travelers Cos, Inc	8,374,927
43,333		W.R. Berkley Corp	2,881,211
24,249		Willis Towers Watson plc	5,210,140
		TOTAL INSURANCE	148,954,489

MATERIALS - 2.8%
44,616		Air Products & Chemicals, Inc	10,443,267
23,751		Albemarle Corp	4,579,905
288,524		Amcor plc	3,421,895
17,087		Avery Dennison Corp	3,085,912
66,037		Ball Corp	5,359,563
21,757		Celanese Corp (Series A)	3,196,974
43,054		CF Industries Holdings, Inc	4,168,919
143,919		Corteva, Inc	8,302,687
151,102		Dow, Inc	10,048,283
104,925		DuPont de Nemours, Inc	6,917,705
26,022		Eastman Chemical Co	2,671,679
49,560		Ecolab, Inc	8,392,490
26,013		FMC Corp	3,447,763
293,181		Freeport-McMoRan, Inc (Class B)	11,888,489
50,431		International Flavors & Fragrances, Inc	6,117,280
76,930		International Paper Co	3,560,320
102,311		Linde plc	31,916,940
51,511		LyondellBasell Industries NV	5,461,711
12,685		Martin Marietta Materials, Inc	4,493,281
75,119		Mosaic Co	4,688,928
160,594		Newmont Goldcorp Corp	11,699,273
53,918		Nucor Corp	8,345,428
18,407		Packaging Corp of America	2,966,656
47,887		PPG Industries, Inc	6,129,057
31,418		Sealed Air Corp	2,017,350
48,698		Sherwin-Williams Co	13,390,002
26,785		Vulcan Materials Co	4,614,788
53,922		WestRock Co	2,670,757
		TOTAL MATERIALS	193,997,302

MEDIA & ENTERTAINMENT - 7.4%
156,770		Activision Blizzard, Inc	11,851,812
60,269	*	Alphabet, Inc (Class A)	137,545,309
199

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

55,661	*	Alphabet, Inc (Class C)	$127,983,007
24,169	*	Charter Communications, Inc	10,356,175
905,651		Comcast Corp (Class A)	36,008,684
50,633	*	DISH Network Corp (Class A)	1,443,547
55,739		Electronic Arts, Inc	6,579,989
62,585		Fox Corp (Class A)	2,243,046
31,642		Fox Corp (Class B)	1,051,780
81,983		Interpublic Group of Cos, Inc	2,674,285
26,675	*	Live Nation, Inc	2,797,674
55,984	*	Match Group, Inc	4,431,134
462,799	*	Meta Platforms, Inc	92,777,315
89,501	*	Netflix, Inc	17,037,410
78,343		News Corp (Class A)	1,555,892
23,960		News Corp (Class B)	477,044
41,069		Omnicom Group, Inc	3,126,583
23,651	*	Take-Two Interactive Software, Inc	2,826,531
161,838	*	Twitter, Inc	7,933,299
117,206		ViacomCBS, Inc (Class B)	3,413,039
364,875	*	Walt Disney Co	40,730,996
442,394	*	Warner Bros Discovery, Inc	8,029,451
		TOTAL MEDIA & ENTERTAINMENT	522,874,002

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.0%
354,402		AbbVie, Inc	52,054,566
60,784		Agilent Technologies, Inc	7,249,708
113,447		Amgen, Inc	26,454,706
28,779	*	Biogen, Inc	5,969,916
4,232	*	Bio-Rad Laboratories, Inc (Class A)	2,167,038
7,904		Bio-Techne Corp	3,001,070
438,916		Bristol-Myers Squibb Co	33,037,207
34,441	*	Catalent, Inc	3,118,977
10,113	*	Charles River Laboratories International, Inc	2,442,391
127,716		Danaher Corp	32,073,319
159,135		Eli Lilly & Co	46,488,108
252,522		Gilead Sciences, Inc	14,984,655
31,046	*	Illumina, Inc	9,209,796
36,676	*	Incyte Corp	2,749,233
39,083	*	IQVIA Holdings, Inc	8,519,703
527,207		Johnson & Johnson	95,139,775
505,817		Merck & Co, Inc	44,860,910
4,618	*	Mettler-Toledo International, Inc	5,899,634
69,731	*	Moderna, Inc	9,372,544
51,246		Organon & Co	1,656,783
25,599		PerkinElmer, Inc	3,753,069
1,125,075		Pfizer, Inc	55,207,430
21,233	*	Regeneron Pharmaceuticals, Inc	13,994,883
78,832		Thermo Fisher Scientific, Inc	43,587,789
50,512	*	Vertex Pharmaceuticals, Inc	13,800,889
222,047		Viatris, Inc	2,293,745
12,266	*	Waters Corp	3,716,843
14,738		West Pharmaceutical Services, Inc	4,643,354
95,580		Zoetis, Inc	16,941,555
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	564,389,596
200

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 2.9%
29,546		Alexandria Real Estate Equities, Inc	$5,382,099
91,634		American Tower Corp	22,085,627
28,084		AvalonBay Communities, Inc	6,388,548
27,929		Boston Properties, Inc	3,284,450
20,736		Camden Property Trust	3,253,271
67,569		CBRE Group, Inc	5,610,930
87,210		Crown Castle International Corp	16,152,164
57,079		Digital Realty Trust, Inc	8,340,384
77,101		Duke Realty Corp	4,221,280
18,050		Equinix, Inc	12,979,394
69,842		Equity Residential	5,692,123
13,058		Essex Property Trust, Inc	4,299,608
27,046		Extra Space Storage, Inc	5,138,740
12,839		Federal Realty Investment Trust	1,502,933
102,708		Healthpeak Properties Inc	3,369,849
139,222		Host Hotels and Resorts, Inc	2,833,168
58,755		Iron Mountain, Inc	3,156,906
121,403		Kimco Realty Corp	3,075,138
22,847		Mid-America Apartment Communities, Inc	4,493,548
148,976		Prologis, Inc	23,879,363
30,619		Public Storage, Inc	11,374,959
111,408		Realty Income Corp	7,727,259
30,038		Regency Centers Corp	2,067,516
21,665		SBA Communications Corp	7,520,138
65,348		Simon Property Group, Inc	7,711,064
62,178		UDR, Inc	3,308,491
79,884		Ventas, Inc	4,437,556
30,555		Vornado Realty Trust	1,182,784
88,288		Welltower, Inc	8,017,433
151,510		Weyerhaeuser Co	6,245,242
		TOTAL REAL ESTATE	204,731,965

RETAILING - 6.0%
12,960		Advance Auto Parts, Inc	2,587,205
87,705	*	Amazon.com, Inc	218,002,179
4,149	*	AutoZone, Inc	8,113,245
49,358		Bath & Body Works, Inc	2,610,545
43,681		Best Buy Co, Inc	3,928,232
31,229	*	CarMax, Inc	2,678,824
46,710		Dollar General Corp	11,095,026
45,209	*	Dollar Tree, Inc	7,344,202
126,980		eBay, Inc	6,592,802
25,483	*	Etsy, Inc	2,374,761
28,059		Genuine Parts Co	3,649,073
209,170		Home Depot, Inc	62,834,668
53,566		LKQ Corp	2,658,481
135,489		Lowe’s Companies, Inc	26,790,240
13,585	*	O’Reilly Automotive, Inc	8,239,982
7,894		Pool Corp	3,198,807
70,250		Ross Stores, Inc	7,008,842
96,268		Target Corp	22,011,678
241,605		TJX Companies, Inc	14,805,554
23,052		Tractor Supply Co	4,643,825
10,643	*	Ulta Beauty, Inc	4,223,142
		TOTAL RETAILING	425,391,313
201

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.3%
326,468	*	Advanced Micro Devices, Inc	$27,919,543
105,216		Analog Devices, Inc	16,243,246
178,305		Applied Materials, Inc	19,675,957
82,741		Broadcom, Inc	45,870,783
26,138	*	Enphase Energy, Inc	4,218,673
816,025		Intel Corp	35,570,530
30,596		KLA Corp	9,768,079
28,119		Lam Research Corp	13,096,705
112,228		Microchip Technology, Inc	7,317,266
224,955		Micron Technology, Inc	15,339,682
8,798		Monolithic Power Systems, Inc	3,450,928
500,937		NVIDIA Corp	92,908,785
53,667		NXP Semiconductors NV	9,171,690
21,803	*	Qorvo, Inc	2,480,745
225,146		QUALCOMM, Inc	31,450,645
33,436		Skyworks Solutions, Inc	3,788,299
9,772	*	SolarEdge Technologies, Inc	2,447,007
32,353		Teradyne, Inc	3,411,947
185,516		Texas Instruments, Inc	31,584,099
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	375,714,609

SOFTWARE & SERVICES - 13.0%
126,440		Accenture plc	37,977,518
94,436	*	Adobe, Inc	37,391,934
33,360	*	Akamai Technologies, Inc	3,745,661
17,369	*	Ansys, Inc	4,788,460
44,215	*	Autodesk, Inc	8,369,015
83,897		Automatic Data Processing, Inc	18,304,648
22,729		Broadridge Financial Solutions, Inc	3,275,931
55,891	*	Cadence Design Systems, Inc	8,431,157
27,418	*	Ceridian HCM Holding, Inc	1,538,972
24,387		Citrix Systems, Inc	2,441,139
104,052		Cognizant Technology Solutions Corp (Class A)	8,417,807
47,282	*	DXC Technology Co	1,356,993
11,455	*	EPAM Systems, Inc	3,035,460
122,052		Fidelity National Information Services, Inc	12,101,456
118,893	*	Fiserv, Inc	11,642,003
16,029	*	FleetCor Technologies, Inc	3,999,556
26,751	*	Fortinet, Inc	7,731,307
16,320	*	Gartner, Inc	4,741,776
57,391		Global Payments, Inc	7,861,419
179,553		International Business Machines Corp	23,738,702
56,805		Intuit, Inc	23,787,094
14,549		Jack Henry & Associates, Inc	2,758,199
172,936		Mastercard, Inc (Class A)	62,841,484
1,502,516		Microsoft Corp	416,978,240
116,183		NortonLifelock, Inc	2,909,222
314,039		Oracle Corp	23,050,463
64,300		Paychex, Inc	8,148,739
9,668	*	Paycom Software, Inc	2,721,252
234,631	*	PayPal Holdings, Inc	20,631,104
21,484	*	PTC, Inc	2,453,688
197,343	*	salesforce.com, Inc	34,720,527
40,203	*	ServiceNow, Inc	19,221,054
31,040	*	Synopsys, Inc	8,901,962
8,193	*	Tyler Technologies, Inc	3,233,859
202

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY	VALUE

19,945	*	VeriSign, Inc	$3,563,972
332,254		Visa, Inc (Class A)	70,813,295
		TOTAL SOFTWARE & SERVICES	917,625,068

TECHNOLOGY HARDWARE & EQUIPMENT - 8.7%
118,273		Amphenol Corp (Class A)	8,456,519
3,107,306		Apple, Inc	489,866,791
44,937	*	Arista Networks, Inc	5,193,369
27,764		CDW Corp	4,530,530
843,564		Cisco Systems, Inc	41,317,765
150,612		Corning, Inc	5,300,036
12,335	*	F5 Networks, Inc	2,065,002
268,587		Hewlett Packard Enterprise Co	4,138,926
213,851		HP, Inc	7,833,362
7,253	*	IPG Photonics Corp	685,263
67,725		Juniper Networks, Inc	2,134,692
37,239	*	Keysight Technologies, Inc	5,223,515
33,796		Motorola Solutions, Inc	7,221,867
46,030		NetApp, Inc	3,371,698
41,069		Seagate Technology Holdings plc	3,369,301
66,553		TE Connectivity Ltd	8,304,483
9,296	*	Teledyne Technologies, Inc	4,011,689
49,307	*	Trimble Inc	3,288,777
62,765	*	Western Digital Corp	3,330,939
10,843	*	Zebra Technologies Corp (Class A)	4,008,223
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	613,652,747

TELECOMMUNICATION SERVICES - 1.2%
1,430,995		AT&T, Inc	26,988,566
167,040		Lumen Technologies, Inc	1,680,423
116,517	*	T-Mobile US, Inc	14,347,903
844,437		Verizon Communications, Inc	39,097,433
		TOTAL TELECOMMUNICATION SERVICES	82,114,325

TRANSPORTATION - 1.8%
26,518	*	Alaska Air Group, Inc	1,442,314
127,465	*,e	American Airlines Group, Inc	2,392,518
24,657		CH Robinson Worldwide, Inc	2,617,341
448,690		CSX Corp	15,408,015
125,483	*	Delta Air Lines, Inc	5,399,533
34,442		Expeditors International of Washington, Inc	3,412,169
49,405		FedEx Corp	9,818,750
16,927		JB Hunt Transport Services, Inc	2,891,978
47,821		Norfolk Southern Corp	12,332,079
18,916		Old Dominion Freight Line	5,298,750
119,302	*	Southwest Airlines Co	5,573,789
127,189		Union Pacific Corp	29,799,111
65,309	*	United Airlines Holdings Inc	3,298,105
146,049		United Parcel Service, Inc (Class B)	26,285,899
		TOTAL TRANSPORTATION	125,970,351

UTILITIES - 2.9%
135,860		AES Corp	2,774,261
50,230		Alliant Energy Corp	2,954,026
51,576		Ameren Corp	4,791,410
100,304		American Electric Power Co, Inc	9,941,129
203

TIAA-CREF FUNDS – S&P 500 Index Fund

SHARES		COMPANY			VALUE

36,401		American Water Works Co, Inc			$5,608,666
26,458		Atmos Energy Corp			3,000,337
127,616		Centerpoint Energy, Inc			3,906,326
60,049		CMS Energy Corp			4,124,766
69,537		Consolidated Edison, Inc			6,448,861
65,964		Constellation Energy Corp			3,905,728
161,750		Dominion Energy, Inc			13,205,270
40,094		DTE Energy Co			5,253,918
154,780		Duke Energy Corp			17,050,565
75,478		Edison International			5,192,132
40,329		Entergy Corp			4,793,102
43,349		Evergy, Inc			2,941,230
69,780		Eversource Energy			6,098,772
197,894		Exelon Corp			9,257,481
111,099		FirstEnergy Corp			4,811,698
393,764		NextEra Energy, Inc			27,965,119
73,288		NiSource, Inc			2,134,147
50,054		NRG Energy, Inc			1,796,939
19,820		Pinnacle West Capital Corp			1,411,184
156,791		PPL Corp			4,438,753
100,022		Public Service Enterprise Group, Inc			6,967,533
63,988		Sempra Energy			10,325,104
214,057		Southern Co			15,709,643
63,739		WEC Energy Group, Inc			6,377,087
110,151		Xcel Energy, Inc			8,069,662
		TOTAL UTILITIES			201,254,849

		TOTAL COMMON STOCKS			7,002,794,150
		(Cost $3,021,137,320)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.5%

GOVERNMENT AGENCY DEBT - 0.1%
$5,000,000		Federal Home Loan Bank (FHLB)	0.000%	05/04/22	4,999,867
		TOTAL GOVERNMENT AGENCY DEBT			4,999,867

REPURCHASE AGREEMENT - 0.4%
28,945,000	r	Fixed Income Clearing Corp (FICC)	0.250	05/02/22	28,945,000
		TOTAL REPURCHASE AGREEMENT			28,945,000

TREASURY DEBT - 0.0%
2,395,000		United States Treasury Bill	0.000	05/12/22	2,394,919
		TOTAL TREASURY DEBT			2,394,919

		TOTAL SHORT-TERM INVESTMENTS			36,339,786
		(Cost $36,339,745)
		TOTAL INVESTMENTS - 99.9%			7,039,133,936
		(Cost $3,057,477,065)
		OTHER ASSETS & LIABILITIES, NET - 0.1%			8,275,127
		NET ASSETS - 100.0%			$7,047,409,063
204

TIAA-CREF FUNDS – S&P 500 Index Fund

*	Non-income producing
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $4,012,776.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $28,945,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 8/15/45, valued at $29,523,946.

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	170	06/17/22	$36,605,571	$35,083,750	$(1,521,821)
205

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

TIAA-CREF FUNDS

SMALL-CAP BLEND INDEX FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.0%

AUTOMOBILES & COMPONENTS - 1.4%
138,657	*	Adient plc	$4,733,750
162,351	*	American Axle & Manufacturing Holdings, Inc	1,074,764
42,873	*,e	Arcimoto, Inc	144,053
157,235	*,e	Canoo, Inc	754,728
22,294	*	Cooper-Standard Holding, Inc	102,775
211,188		Dana Inc	3,127,694
37,362	*	Dorman Products, Inc	3,688,377
231,137	*,e	Fisker, Inc	2,325,238
61,098	*	Fox Factory Holding Corp	5,002,704
47,445	*	Gentherm, Inc	3,198,742
392,695	*	Goodyear Tire & Rubber Co	5,230,697
35,751		LCI Industries, Inc	3,479,287
222,737	*,e	Lordstown Motors Corp	485,567
64,885	*	Modine Manufacturing Co	512,592
29,659	*	Motorcar Parts of America, Inc	451,113
32,853		Patrick Industries, Inc	2,045,099
28,657		Standard Motor Products, Inc	1,223,081
35,884	*	Stoneridge, Inc	707,274
97,432	*	Tenneco, Inc	1,672,908
40,189	*	Visteon Corp	4,208,190
45,291		Winnebago Industries, Inc	2,408,575
222,385	*,e	Workhorse Group, Inc	669,379
170,792	*	XL Fleet Corp	239,109
26,487	*	XPEL, Inc	1,146,093
		TOTAL AUTOMOBILES & COMPONENTS	48,631,789

BANKS - 10.2%
24,163		1st Source Corp	1,045,533
27,630		Allegiance Bancshares, Inc	1,128,962
20,399		Amalgamated Financial Corp	358,818
38,307		Amerant Bancorp Inc	1,018,583
16,123		American National Bankshares, Inc	560,113
95,437		Ameris Bancorp	3,979,723
21,009		Arrow Financial Corp	657,582
219,506		Associated Banc-Corp	4,379,145
110,387		Atlantic Union Bankshares Corp	3,728,873
81,796	*	Axos Financial, Inc	3,098,432
82,917		Banc of California, Inc	1,495,823
23,608		Bancfirst Corp	1,929,954
8,541	e	Bank First Corp	603,849
21,324		Bank of Marin Bancorp	666,588
69,689		Bank of NT Butterfield & Son Ltd	2,232,139
124,293		BankUnited	4,665,959
50,745		Banner Corp	2,725,006
19,680		Bar Harbor Bankshares	513,845
206

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

70,833		Berkshire Hills Bancorp, Inc	$1,752,408
47,846	*	Blue Foundry Bancorp	603,817
21,867		Blue Ridge Bankshares, Inc	318,602
32,970	*	Bridgewater Bancshares, Inc	528,179
113,117		Brookline Bancorp, Inc	1,635,672
26,831		Business First Bancshares, Inc	594,575
35,621		Byline Bancorp, Inc	835,669
262,140		Cadence BanCorp	6,563,986
9,377		Cambridge Bancorp	766,195
20,979		Camden National Corp	938,810
12,139		Capital Bancorp, Inc	273,249
18,901		Capital City Bank Group, Inc	484,055
184,923		Capitol Federal Financial	1,780,808
26,939		Capstar Financial Holdings, Inc	542,821
33,668	*	Carter Bankshares, Inc	550,808
103,156		Cathay General Bancorp	4,135,524
26,441		CBTX, Inc	754,097
40,283		Central Pacific Financial Corp	974,043
19,873		Citizens & Northern Corp	465,227
21,024		City Holding Co	1,626,837
18,904		Civista Bancshares, Inc	393,581
23,959		CNB Financial Corp	595,381
13,535	*	Coastal Financial Corp	555,476
111,877		Columbia Banking System, Inc	3,141,506
53,071	*	Columbia Financial, Inc	1,005,695
76,093		Community Bank System, Inc	4,900,389
21,657		Community Trust Bancorp, Inc	862,165
54,403		ConnectOne Bancorp, Inc	1,515,668
65,804	*	CrossFirst Bankshares, Inc	842,949
44,684	*	Customers Bancorp, Inc	1,879,856
186,354		CVB Financial Corp	4,289,869
46,087		Dime Community Bancshares, Inc	1,448,975
46,227		Eagle Bancorp, Inc	2,327,529
242,829		Eastern Bankshares, Inc	4,652,604
16,328		Enact Holdings, Inc	385,014
13,817		Enterprise Bancorp, Inc	469,087
48,733		Enterprise Financial Services Corp	2,152,537
21,169		Equity Bancshares, Inc	646,290
155,737		Essent Group Ltd	6,312,021
42,907		Farmers National Banc Corp	657,335
48,210		FB Financial Corp	1,857,531
13,354		Federal Agricultural Mortgage Corp (FAMC)	1,367,850
6,246	e	Fidelity D&D Bancorp, Inc	232,164
20,183	*	Finance Of America Cos, Inc	45,614
24,377		Financial Institutions, Inc	678,656
289,500		First Bancorp	3,940,095
49,538		First Bancorp	1,855,693
15,618		First Bancorp, Inc	439,647
29,413		First Bancshares, Inc	946,804
25,831		First Bank	368,350
73,386		First Busey Corp	1,648,983
141,265		First Commonwealth Financial Corp	1,904,252
24,101		First Community Bancshares, Inc	641,810
134,337		First Financial Bancorp	2,747,192
186,269		First Financial Bankshares, Inc	7,447,035
16,007		First Financial Corp	682,218
207

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

68,093		First Foundation, Inc	$1,513,026
11,447		First Internet Bancorp	440,595
127,311		First Interstate Bancsystem, Inc	4,140,154
83,064		First Merchants Corp	3,255,278
22,959		First Mid-Illinois Bancshares, Inc	827,442
35,843		First of Long Island Corp	601,446
18,910		Five Star Bancorp	471,804
73,141		Flagstar Bancorp, Inc	2,581,877
41,324		Flushing Financial Corp	888,466
12,136		FS Bancorp, Inc	356,677
229,731		Fulton Financial Corp	3,485,019
35,701		German American Bancorp, Inc	1,253,105
159,074		Glacier Bancorp, Inc	7,279,226
14,547		Great Southern Bancorp, Inc	825,397
13,084		Guaranty Bancshares, Inc	450,090
124,579		Hancock Whitney Corp	5,826,560
45,219		Hanmi Financial Corp	1,046,820
70,286		HarborOne Northeast Bancorp, Inc	941,130
9,884		HBT Financial, Inc	169,807
58,690		Heartland Financial USA, Inc	2,568,861
81,942		Heritage Commerce Corp	920,209
50,817		Heritage Financial Corp	1,230,788
89,807		Hilltop Holdings, Inc	2,289,180
1,908		Hingham Institution for Savings	616,418
11,365		Home Bancorp, Inc	435,620
216,187		Home Bancshares, Inc	4,673,963
11,862	e	Home Point Capital, Inc	32,265
28,854		HomeStreet, Inc	1,171,184
20,007		HomeTrust Bancshares, Inc	540,789
169,630		Hope Bancorp, Inc	2,425,709
60,962		Horizon Bancorp	1,065,616
66,075		Independent Bank Corp	5,098,347
32,715		Independent Bank Corp	645,794
53,260		Independent Bank Group, Inc	3,611,028
76,009		International Bancshares Corp	3,024,398
93,501		Kearny Financial Corp	1,108,922
85,142		Lakeland Bancorp, Inc	1,279,684
34,230		Lakeland Financial Corp	2,492,629
46,072		Live Oak Bancshares, Inc	1,950,228
14,354		Luther Burbank Corp	190,478
29,562		Macatawa Bank Corp	258,667
20,231		Mercantile Bank Corp	635,253
21,555		Merchants Bancorp	506,974
42,876		Meta Financial Group, Inc	1,871,537
25,254		Metrocity Bankshares, Inc	514,677
14,832	*	Metropolitan Bank Holding Corp	1,320,790
21,712		Mid Penn Bancorp, Inc	560,821
29,906		Midland States Bancorp, Inc	788,322
19,523		MidWestOne Financial Group, Inc	583,347
88,188	*	Mr Cooper Group, Inc	3,965,814
14,402		MVB Financial Corp	576,944
43,471		National Bank Holdings Corp	1,587,126
59,571		NBT Bancorp, Inc	2,096,899
16,677	*	Nicolet Bankshares, Inc	1,357,174
122,047	*	NMI Holdings, Inc	2,243,224
64,443		Northfield Bancorp, Inc	843,559
208

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

9,924		Northrim BanCorp, Inc	$397,655
177,191		Northwest Bancshares, Inc	2,246,782
86,218		OceanFirst Financial Corp	1,614,863
10,296	*	Ocwen Financial Corp	214,157
71,728		OFG Bancorp	1,906,530
423,417		Old National Bancorp	6,419,002
43,458		Old Second Bancorp, Inc	598,417
32,176		Origin Bancorp, Inc	1,212,392
13,166		Orrstown Financial Services, Inc	310,454
135,494		Pacific Premier Bancorp, Inc	4,249,092
20,640		Park National Corp	2,432,424
21,293		PCSB Financial Corp	390,088
24,078		Peapack Gladstone Financial Corp	746,177
43,240		PennyMac Financial Services, Inc	2,099,734
34,667		Peoples Bancorp, Inc	950,569
10,436		Peoples Financial Services Corp	518,043
16,955	*	Pioneer Bancorp, Inc	176,332
19,698		Preferred Bank	1,322,130
50,911		Premier Financial Corp	1,351,178
37,773		Primis Financial Corp	515,601
27,206		Provident Bancorp Inc	433,120
105,662		Provident Financial Services, Inc	2,338,300
21,178		QCR Holdings, Inc	1,149,754
256,004		Radian Group, Inc	5,475,926
17,031		RBB Bancorp	364,293
5,706		Red River Bancshares Inc	309,550
81,093		Renasant Corp	2,415,760
12,625		Republic Bancorp, Inc (Class A)	526,210
60,595	*	Republic First Bancorp, Inc	253,893
57,123		S&T Bancorp, Inc	1,614,296
64,881		Sandy Spring Bancorp, Inc	2,547,877
75,546		Seacoast Banking Corp of Florida	2,455,245
71,239		ServisFirst Bancshares, Inc	5,721,916
18,048		Sierra Bancorp	392,544
39,921	*	Silvergate Capital Corp	4,669,160
178,520		Simmons First National Corp (Class A)	4,261,272
16,754		SmartFinancial, Inc	410,808
15,593		South Plains Financial Inc	376,571
110,781		South State Corp	8,578,881
12,114	*	Southern First Bancshares, Inc	553,610
11,360		Southern Missouri Bancorp, Inc	479,392
46,008		Southside Bancshares, Inc	1,803,054
33,225		Stock Yards Bancorp, Inc	1,737,003
14,067		Summit Financial Group, Inc	383,326
73,293	*	Texas Capital Bancshares, Inc	3,764,328
74,214	*	The Bancorp, Inc	1,683,916
5,508	*	Third Coast Bancshares, Inc	124,866
20,103		Tompkins Financial Corp	1,467,519
94,213		Towne Bank	2,597,452
40,090		Trico Bancshares	1,505,379
40,573	*	Tristate Capital Holdings, Inc	1,225,710
34,818	*	Triumph Bancorp, Inc	2,417,762
26,744		TrustCo Bank Corp NY	833,076
87,219		Trustmark Corp	2,431,666
62,992		UMB Financial Corp	5,680,619
188,110		United Bankshares, Inc	6,256,539
209

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

153,369		United Community Banks, Inc	$4,622,542
40,777		Univest Financial Corp	1,027,580
571,763		Valley National Bancorp	6,849,721
13,428	*	Velocity Financial, Inc	143,680
69,223		Veritex Holdings, Inc	2,273,976
41,577		Walker & Dunlop, Inc	4,979,262
94,627		Washington Federal, Inc	2,879,500
25,441		Washington Trust Bancorp, Inc	1,194,201
29,370		Waterstone Financial, Inc	471,682
86,655		WesBanco, Inc	2,793,757
24,263		West Bancorporation, Inc	606,575
37,007		Westamerica Bancorporation	2,180,452
93,050		WSFS Financial Corp	3,728,513
		TOTAL BANKS	362,852,941

CAPITAL GOODS - 9.9%
59,895		Aaon, Inc	2,919,282
47,919	*	AAR Corp	2,251,235
26,730	*,e	Advent Technologies Holdings, Inc	52,123
108,159	*	Aerojet Rocketdyne Holdings, Inc	4,324,197
32,133	*	Aerovironment, Inc	2,580,923
21,788	*,e	AerSale Corp	315,490
104,503	*,e	AgEagle Aerial Systems, Inc	84,240
13,858		Alamo Group, Inc	1,752,206
44,012		Albany International Corp (Class A)	3,442,619
18,217		Allied Motion Technologies, Inc	443,402
27,509	*	Alta Equipment Group, Inc	309,476
92,562		Altra Industrial Motion Corp	3,609,918
44,907	*	Ameresco, Inc	2,265,109
44,615	*	American Superconductor Corp	237,798
25,604	*	American Woodmark Corp	1,199,547
291,616	*,g	API Group Corp	5,412,393
34,123		Apogee Enterprises, Inc	1,501,412
55,306		Applied Industrial Technologies, Inc	5,789,985
68,764		Arcosa, Inc	3,680,937
20,671		Argan, Inc	760,279
185,486	*	Array Technologies, Inc	1,211,224
33,885		Astec Industries, Inc	1,324,903
38,379	*	Astronics Corp	371,893
63,855	*	Atkore International Group, Inc	6,136,465
35,605		AZZ, Inc	1,625,012
71,755	*	Babcock & Wilcox Enterprises, Inc	538,880
67,700		Barnes Group, Inc	2,273,366
80,406	*	Beacon Roofing Supply, Inc	4,794,610
12,442	*,e	Beam Global	192,104
49,795	*,e	Blink Charging Co	951,084
202,212	*	Bloom Energy Corp	3,753,055
24,745	*	Blue Bird Corp	396,662
12,399	*	BlueLinx Holdings, Inc	826,641
56,562		Boise Cascade Co	4,274,956
27,362	*,e	Byrna Technologies, Inc	161,983
9,681		Cadre Holdings, Inc	245,704
28,872		Caesarstone Sdot-Yam Ltd	283,812
52,111	*	Chart Industries, Inc	8,797,379
28,834	*	CIRCOR International, Inc	566,588
39,851		Columbus McKinnon Corp	1,412,718
210

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

51,292		Comfort Systems USA, Inc	$4,330,071
50,187	*	Commercial Vehicle Group, Inc	360,343
32,351	*	Concrete Pumping Holdings Inc	180,519
56,768	*	Construction Partners Inc	1,465,182
77,795	*	Cornerstone Building Brands, Inc	1,897,420
21,422		CSW Industrials, Inc	2,260,235
83,326	*,e	Custom Truck One Source, Inc	547,452
272,767	*,e	Desktop Metal, Inc	957,412
32,435		Douglas Dynamics, Inc	1,004,188
16,798	*	Ducommun, Inc	857,874
26,361	*	DXP Enterprises, Inc	622,910
42,593	*	Dycom Industries, Inc	3,616,572
76,506		EMCOR Group, Inc	8,146,359
28,735		Encore Wire Corp	3,241,595
58,571	*	Energy Recovery, Inc	1,084,735
86,402		Enerpac Tool Group Corp	1,734,952
60,354		EnerSys	3,950,773
30,156		EnPro Industries, Inc	2,810,841
63,892	*,e	Eos Energy Enterprises, Inc	135,451
37,397		ESCO Technologies, Inc	2,335,443
9,791	*,e	EVI Industries, Inc	139,913
165,370	*	Evoqua Water Technologies Corp	6,894,275
88,683		Federal Signal Corp	3,017,882
202,581	*	Fluor Corp	5,013,880
65,678		Franklin Electric Co, Inc	4,593,519
58,244	*,e	FTC Solar, Inc	163,083
527,855	*,e	FuelCell Energy, Inc	2,153,648
51,272		GATX Corp	5,301,012
47,824	*	Gibraltar Industries, Inc	1,809,660
17,548		Global Industrial Co	541,531
60,375	*	GMS, Inc	2,894,981
35,143		Gorman-Rupp Co	1,119,656
288,620		GrafTech International Ltd	2,620,670
66,580		Granite Construction, Inc	1,974,097
91,725	*	Great Lakes Dredge & Dock Corp	1,266,722
45,639		Greenbrier Cos, Inc	1,949,242
68,977		Griffon Corp	1,290,560
47,239		H&E Equipment Services, Inc	1,676,040
46,133		Helios Technologies, Inc	3,099,215
36,027		Herc Holdings, Inc	4,604,971
105,405		Hillenbrand, Inc	4,302,632
56,955	*	Hydrofarm Holdings Group, Inc	543,920
159,135	*,e	Hyliion Holdings Corp	510,823
16,037		Hyster-Yale Materials Handling, Inc	492,657
667,922	*,e	Ideanomics Inc	480,369
13,056	*	IES Holdings, Inc	382,541
40,111	*	Infrastructure and Energy Alternatives, Inc	375,038
48,313	*,e	INNOVATE Corp	146,388
26,810		Insteel Industries, Inc	1,137,280
133,424	*	JELD-WEN Holding, Inc	2,773,885
44,939		John Bean Technologies Corp	5,297,859
16,396		Kadant, Inc	3,033,260
41,149		Kaman Corp	1,605,222
7,176	*	Karat Packaging, Inc	131,680
123,461		Kennametal, Inc	3,176,652
173,809	*	Kratos Defense & Security Solutions, Inc	2,636,683
211

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

7,476	*	Lawson Products, Inc	$284,013
15,653		Lindsay Corp	2,115,503
44,385		Luxfer Holdings plc	716,374
47,428	*	Manitowoc Co, Inc	627,947
34,293	*	Masonite International Corp	2,658,393
42,964	*	Matrix Service Co	292,155
104,618		Maxar Technologies, Inc	3,369,746
11,877	*	Mayville Engineering Co Inc	98,342
35,118		McGrath RentCorp	2,930,948
98,705	*	Meritor, Inc	3,544,497
14,705		Miller Industries, Inc	394,241
41,405		Moog, Inc (Class A)	3,307,017
113,331	*	MRC Global, Inc	1,358,839
81,045		Mueller Industries, Inc	4,388,587
220,903		Mueller Water Products, Inc (Class A)	2,657,463
23,892	*	MYR Group, Inc	1,889,618
6,945		National Presto Industries, Inc	493,998
325,103	*,e	Nikola Corp	2,334,240
31,748	*	NN, Inc	96,196
13,152	*	Northwest Pipe Co	351,290
158,316	*	NOW, Inc	1,725,644
18,943	*	NV5 Global Inc	2,269,371
3,999		Omega Flex, Inc	443,889
30,593		Park Aerospace Corp	357,938
10,368		Park-Ohio Holdings Corp	99,429
37,512	*	Parsons Corp	1,385,318
88,479	*	PGT Innovations, Inc	1,572,272
15,137		Powell Industries, Inc	292,144
3,783		Preformed Line Products Co	225,088
77,014		Primoris Services Corp	1,785,185
39,906	*	Proto Labs, Inc	1,700,395
48,076		Quanex Building Products Corp	924,021
39,950	*	RBC Bearings, Inc	6,725,582
204,126	*	Resideo Technologies, Inc	4,590,794
49,721		REV Group, Inc	592,674
117,836	*,e	Romeo Power, Inc	129,620
59,230		Rush Enterprises, Inc (Class A)	3,013,622
10,605		Rush Enterprises, Inc (Class B)	513,812
50,015		Shyft Group, Inc	1,273,882
61,743		Simpson Manufacturing Co, Inc	6,400,897
61,841	*	SPX Corp	2,591,138
16,897		Standex International Corp	1,588,994
162,597	*,e	Stem, Inc	1,165,820
39,142	*	Sterling Construction Co, Inc	895,960
26,146		Tennant Co	1,688,509
98,477		Terex Corp	3,348,218
65,921		Textainer Group Holdings Ltd	2,210,990
45,098	*	Thermon Group Holdings	676,470
67,274	*	Titan International, Inc	932,418
30,380	*	Titan Machinery, Inc	716,360
55,929	*	TPI Composites, Inc	639,828
9,859	*	Transcat Inc	719,707
112,396		Trinity Industries, Inc	3,117,865
95,262		Triton International Ltd	5,819,556
89,492	*	Triumph Group, Inc	2,017,150
57,748	*	Tutor Perini Corp	535,324
212

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

87,160		UFP Industries, Inc	$6,743,569
17,748	*	Vectrus, Inc	640,703
20,266	*	Veritiv Corp	2,848,184
31,156	*	Vicor Corp	1,885,561
144,927	*,e	View, Inc	223,188
68,633		Wabash National Corp	982,138
39,712		Watts Water Technologies, Inc (Class A)	5,061,692
188,106	*	Welbilt, Inc	4,443,064
63,638	*	WESCO International, Inc	7,844,020
1,884	*	Willis Lease Finance Corp	58,592
299,523	*	WillScot Mobile Mini Holdings Corp	10,513,257
175,539		Zurn Water Solutions Corp	5,480,328
		TOTAL CAPITAL GOODS	349,082,970

COMMERCIAL & PROFESSIONAL SERVICES - 3.8%
97,408		ABM Industries, Inc	4,701,884
67,210	*	Acacia Research (Acacia Technologies)	315,215
130,059		ACCO Brands Corp	953,333
29,597		Aris Water Solution, Inc	501,373
72,981	*	ASGN Inc	8,279,694
21,078	*	Atlas Technical Consultants, Inc	255,044
11,399		Barrett Business Services, Inc	820,386
66,391		Brady Corp (Class A)	2,970,997
59,921	*	BrightView Holdings, Inc	758,600
69,214		Brink’s Co	4,080,165
70,459	*	Casella Waste Systems, Inc (Class A)	5,794,548
71,253	*	CBIZ, Inc	2,984,788
48,716	*	Ceco Environmental Corp	231,401
25,754	*	Cimpress plc	1,300,835
1,670		Compx International, Inc	35,454
166,924	*	CoreCivic, Inc	2,074,865
11,137		CRA International, Inc	917,355
60,805		Deluxe Corp	1,646,599
35,323		Ennis, Inc	609,322
74,640		Exponent, Inc	7,151,258
76,056	*	First Advantage Corp	1,320,332
15,470	*	Forrester Research, Inc	861,524
17,415	*	Franklin Covey Co	697,819
159,791	*	Geo Group, Inc	1,043,435
111,593	*	Harsco Corp	1,140,480
106,701		Healthcare Services Group	1,823,520
27,521		Heidrick & Struggles International, Inc	879,571
20,260	*	Heritage-Crystal Clean, Inc	553,098
106,343		Herman Miller, Inc	3,374,263
7,959	e	HireQuest, Inc	132,279
27,234	*	HireRight Holdings Corp	470,876
61,654		HNI Corp	2,197,349
32,275	*	Huron Consulting Group, Inc	1,671,200
26,669		ICF International, Inc	2,635,164
51,440		Insperity, Inc	5,455,212
91,022		Interface, Inc	1,155,069
175,435	*	KAR Auction Services, Inc	2,571,877
203,906		KBR, Inc	10,038,292
48,227		Kelly Services, Inc (Class A)	930,299
29,383		Kforce, Inc	2,058,279
52,387		Kimball International, Inc (Class B)	402,332
213

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

77,864		Korn/Ferry International	$4,783,964
40,246		Mantech International Corp (Class A)	3,233,364
45,086		Matthews International Corp (Class A)	1,344,014
29,253	*	Mistras Group, Inc	166,450
36,890	*	Montrose Environmental Group, Inc	1,673,699
9,268		NL Industries, Inc	63,764
247,519		Pitney Bowes, Inc	1,304,425
49,386		Resources Connection, Inc	848,945
32,878	*	SP Plus Corp	937,023
126,550		Steelcase, Inc (Class A)	1,484,432
25,011	*,e	Sterling Check Corp	649,786
77,501		Tetra Tech, Inc	10,794,339
58,467	*	TriNet Group, Inc	5,186,023
50,352	*	TrueBlue, Inc	1,287,501
21,640		Unifirst Corp	3,728,572
167,543	*	Upwork, Inc	3,513,377
44,338	*	US Ecology, Inc	2,127,781
28,588	*	Viad Corp	936,257
14,203		VSE Corp	615,132
18,190	*	Willdan Group, Inc	488,947
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	132,963,181

CONSUMER DURABLES & APPAREL - 2.8%
49,122		Acushnet Holdings Corp	2,001,230
22,127	*	American Outdoor Brands, Inc	278,800
127,562	*,e	AMMO, Inc	516,626
15,982	*,e	Aterian, Inc	81,988
14,577		Bassett Furniture Industries, Inc	241,395
45,604	*	Beazer Homes USA, Inc	687,708
166,417	*	Callaway Golf Co	3,651,189
13,113	*	Cavco Industries, Inc	3,097,946
43,385		Century Communities, Inc	2,287,257
39,006		Clarus Corp	871,784
84,520	*	Crocs, Inc	5,614,664
13,102		Escalade, Inc	172,291
36,403		Ethan Allen Interiors, Inc	864,207
10,399		Flexsteel Industries, Inc	225,554
62,234	*	Fossil Group, Inc	614,872
327,636	*,e	Genius Brands International, Inc	232,622
62,865	*	G-III Apparel Group Ltd	1,664,665
181,696	*	GoPro, Inc	1,620,728
44,309	*	Green Brick Partners, Inc	872,887
10,453		Hamilton Beach Brands Holding Co	97,840
34,401	*	Helen of Troy Ltd	7,379,358
19,246		Hooker Furniture Corp	324,488
6,733	*	Hovnanian Enterprises, Inc	309,853
34,308		Installed Building Products, Inc	2,760,765
38,809	*	iRobot Corp	1,965,676
7,010		Johnson Outdoors, Inc	536,125
114,002		KB Home	3,697,085
73,494		Kontoor Brands, Inc	2,919,917
9,397	*	Landsea Homes Corp	78,277
61,420	*	Latham Group, Inc	737,040
66,128		La-Z-Boy, Inc	1,737,844
8,158	*	Legacy Housing Corp	142,928
31,684	*	LGI Homes, Inc	2,969,108
214

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

20,138		Lifetime Brands, Inc	$254,142
18,423	*	Lovesac Co	807,664
41,258	*	M/I Homes, Inc	1,826,904
29,782	*	Malibu Boats, Inc	1,497,737
11,799		Marine Products Corp	138,520
25,345	*	MasterCraft Boat Holdings, Inc	610,054
81,424		MDC Holdings, Inc	3,005,360
53,628	*	Meritage Homes Corp	4,426,991
22,241		Movado Group, Inc	800,009
44,297	*	Nautilus, Inc	133,334
23,157		Oxford Industries, Inc	2,074,867
39,454	*,e	PLBY Group, Inc	348,773
85,756	*,e	Purple Innovation, Inc	353,315
8,350		Rocky Brands, Inc	321,558
75,874	*	Skyline Champion Corp	3,872,609
65,972		Smith & Wesson Brands, Inc	905,796
25,142	*,e	Snap One Holdings Corp	300,447
17,769	*,e	Solo Brands, Inc	106,081
184,585	*,e	Sonos, Inc	4,212,230
115,737		Steven Madden Ltd	4,752,161
25,161		Sturm Ruger & Co, Inc	1,714,722
18,501		Superior Uniform Group, Inc	294,166
173,542	*	Taylor Morrison Home Corp	4,545,065
44,410	*,e	Traeger, Inc	266,016
154,699	*	TRI Pointe Homes, Inc	3,197,628
71,108	*	Tupperware Brands Corp	1,250,079
20,773	*	Unifi, Inc	304,740
17,450	*	Universal Electronics, Inc	514,775
40,293	*	Vera Bradley, Inc	247,802
80,007	*	Vista Outdoor, Inc	2,818,647
24,370	*	VOXX International Corp (Class A)	184,481
82,592	*,e	Vuzix Corp	427,001
23,517	e	Weber, Inc	206,479
118,967		Wolverine World Wide, Inc	2,357,926
		TOTAL CONSUMER DURABLES & APPAREL	100,332,796

CONSUMER SERVICES - 3.0%
108,535	*	2U, Inc	1,083,179
79,449	*	Accel Entertainment, Inc	939,882
72,081	*	Adtalem Global Education, Inc	2,112,694
29,129	*	American Public Education, Inc	566,268
46,593	*,e	Bally’s Corp	1,390,335
1,269	*	Biglari Holdings, Inc (B Shares)	173,079
31,486	*	BJ’s Restaurants, Inc	874,996
129,247		Bloomin’ Brands, Inc	2,842,142
21,376		Bluegreen Vacations Holding Corp	562,189
63,002	*	Brinker International, Inc	2,288,863
23,221		Carriage Services, Inc	995,949
52,342		Carrols Restaurant Group, Inc	83,747
41,827	*	Century Casinos, Inc	437,929
67,829	*	Cheesecake Factory	2,503,568
31,490	*	Chuy’s Holdings, Inc	787,565
104,272	*	Coursera, Inc	1,961,356
34,155		Cracker Barrel Old Country Store, Inc	3,790,863
62,519	*	Dave & Buster’s Entertainment, Inc	2,844,614
91,520	*	Denny’s Corp	1,173,286
215

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

23,689		Dine Brands Global Inc.	$1,698,264
116,924	*	Drive Shack, Inc	143,817
29,146	*	El Pollo Loco Holdings, Inc	310,405
15,721	*,e	Esports Technologies, Inc	57,382
20,068		European Wax Center, Inc	550,867
121,059	*	Everi Holdings, Inc	2,101,584
45,209	*	F45 Training Holdings, Inc	397,387
29,014	*	Fiesta Restaurant Group, Inc	197,295
16,618	*	First Watch Restaurant Group, Inc	216,034
38,985	*	Full House Resorts, Inc	352,814
62,817	*	GAN Ltd	234,307
24,160	*	Golden Entertainment, Inc	1,158,714
59,206	*	Golden Nugget Online Gaming, Inc	296,622
5,487		Graham Holdings Co	3,250,334
86,084	*,e	Hall of Fame Resort & Entertainment Co	71,226
122,974	*	Hilton Grand Vacations, Inc	5,758,872
143,320		International Game Technology plc	3,128,676
30,776		Jack in the Box, Inc	2,547,022
121,445	e	Krispy Kreme, Inc	1,612,790
5,140	*	Kura Sushi USA, Inc	257,925
141,739		Laureate Education, Inc	1,605,903
50,599	*	Life Time Group Holdings, Inc	723,566
40,777	*	Lindblad Expeditions Holdings, Inc	624,296
18,254	*	Monarch Casino & Resort, Inc	1,280,518
4,421		Nathan’s Famous, Inc	209,423
15,659	*	NEOGAMES S.A.	204,663
63,679	*	Noodles & Co	354,692
30,594	*	ONE Group Hospitality, Inc	284,830
71,250	*	OneSpaWorld Holdings Ltd	715,350
47,152		Papa John’s International, Inc	4,293,190
100,007	*	Perdoceo Education Corp	1,118,078
43,163	*	PlayAGS, Inc	284,876
31,389	*	Portillo’s, Inc	653,833
62,251	*	PowerSchool Holdings, Inc	942,480
12,047		RCI Hospitality Holdings, Inc	746,432
25,019	*	Red Robin Gourmet Burgers, Inc	330,001
78,044		Red Rock Resorts, Inc	3,430,814
81,935	*	Rush Street Interactive, Inc	520,287
45,777		Ruth’s Hospitality Group Inc	959,944
137,596	*	Scientific Games Corp (Class A)	7,713,632
73,142	*	SeaWorld Entertainment, Inc	4,932,696
53,692	*	Shake Shack, Inc	3,105,008
50,372	*	StoneMor, Inc	119,382
35,017		Strategic Education, Inc	2,262,098
58,250	*	Stride, Inc	2,289,225
16,997	*,e	Sweetgreen, Inc	458,919
22,873	*	Target Hospitality Corp	143,185
100,353		Texas Roadhouse, Inc (Class A)	8,262,062
21,137	*	Udemy, Inc	230,605
135,269	*	Vivint Smart Home, Inc	708,810
42,787		Wingstop, Inc	3,926,135
78,175	*	WW International Inc	765,333
17,531	*	Xponential Fitness, Inc	363,242
		TOTAL CONSUMER SERVICES	106,318,349
216

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 4.4%
18,852		AFC Gamma, Inc	$301,820
23,632		Alerus Financial Corp	603,798
12,063		A-Mark Precious Metals, Inc	950,564
6,232		Angel Oak Mortgage, Inc	100,709
197,376		Apollo Commercial Real Estate Finance, Inc	2,376,407
203,140		Arbor Realty Trust, Inc	3,473,694
59,049		Ares Commercial Real Estate Corp	889,868
134,293		ARMOUR Residential REIT, Inc	985,711
82,074		Artisan Partners Asset Management, Inc	2,637,858
24,382	*	Assetmark Financial Holdings, Inc	468,866
3,259		Associated Capital Group, Inc	129,056
6,063	*	Atlanticus Holdings Corp	260,951
29,634		B. Riley Financial, Inc	1,338,271
42,071		Banco Latinoamericano de Exportaciones S.A. (Class E)	609,609
453,222		BGC Partners, Inc (Class A)	1,645,196
224,569		Blackstone Mortgage Trust, Inc	6,746,053
69,886	*	Blucora, Inc	1,415,191
47,391		Brightsphere Investment Group, Inc	949,716
119,071		BrightSpire Capital, Inc	1,012,103
192,351		Broadmark Realty Capital, Inc	1,502,261
120,665	*	Cannae Holdings, Inc	2,702,896
7,901	e	Chicago Atlantic Real Estate Finance, Inc	140,559
340,939		Chimera Investment Corp	3,416,209
35,015		Cohen & Steers, Inc	2,720,315
37,191		Cowen Group, Inc	849,814
30,163		Curo Group Holdings Corp	354,114
4,277		Diamond Hill Investment Group, Inc	720,118
43,184	*	Donnelley Financial Solutions, Inc	1,263,996
47,606		Dynex Capital, Inc	772,645
74,361		Ellington Financial Inc	1,203,905
35,997	*	Encore Capital Group, Inc	2,080,987
52,725	*	Enova International, Inc	1,971,915
78,539	*	Ezcorp, Inc (Class A)	549,773
134,329		Federated Investors, Inc (Class B)	3,825,690
57,448		FirstCash Holdings, Inc	4,583,201
93,177	*	Focus Financial Partners, Inc	3,675,833
50,661		Franklin BSP Realty Trust, Inc	671,765
8,005		GAMCO Investors, Inc (Class A)	159,860
58,596	e	GCM Grosvenor, Inc	483,417
74,367		Granite Point Mortgage Trust, Inc	723,591
26,085		Great Ajax Corp	242,851
77,891	*	Green Dot Corp	2,062,554
19,071		Greenhill & Co, Inc	230,950
50,915		Hamilton Lane, Inc	3,491,751
108,860		Hannon Armstrong Sustainable Infrastructure Capital, Inc	4,353,311
72,899		Houlihan Lokey, Inc	6,071,758
461,581		Invesco Mortgage Capital, Inc	803,151
144,615	e	iShares Russell 2000 Index Fund	26,746,544
50,611		KKR Real Estate Finance Trust, Inc	961,609
159,643		Ladder Capital Corp	1,818,334
137,784	*	LendingClub Corp	2,101,206
16,869	*	LendingTree, Inc	1,339,736
160,970		MFA Financial, Inc	2,293,822
89,138		Moelis & Co	3,945,248
219,664		Navient Corp	3,490,461
23,865		Nelnet, Inc (Class A)	1,958,601
217

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

547,146		New York Mortgage Trust, Inc	$1,761,810
152,669	*	Open Lending Corp	2,082,405
31,025	*	Oportun Financial Corp	359,580
12,581		Oppenheimer Holdings, Inc	405,360
189,541		Orchid Island Capital, Inc	526,924
139,007		PennyMac Mortgage Investment Trust	2,132,367
25,610		Piper Jaffray Cos	2,944,638
34,601		PJT Partners, Inc	2,283,320
62,722	*	PRA Group, Inc	2,636,206
82,173	*	PROG Holdings, Inc	2,175,119
30,321		Pzena Investment Management, Inc (Class A)	190,719
90,582		Ready Capital Corp	1,319,780
169,540		Redwood Trust, Inc	1,644,538
10,396		Regional Management Corp	447,548
33,756		Sculptor Capital Management, Inc	353,088
65,065		StepStone Group, Inc	1,666,965
24,688	*	StoneX Group, Inc	1,673,353
87,321		TPG RE Finance Trust, Inc	921,237
498,431		Two Harbors Investment Corp	2,397,453
1,276		Value Line, Inc	83,540
10,710		Virtus Investment Partners, Inc	1,897,384
196,194		WisdomTree Investments, Inc	1,143,811
5,741	*	World Acceptance Corp	1,083,384
		TOTAL DIVERSIFIED FINANCIALS	155,310,721

ENERGY - 7.1%
40,518	*,e	Aemetis, Inc	369,929
88,664	*	Alto Ingredients, Inc	511,591
5,104		Altus Midstream Co	363,150
411,205	*	Antero Resources Corp	14,474,416
21,327		Arch Resources, Inc	3,548,386
190,709		Archrock, Inc	1,661,075
94,647		Berry Petroleum Co LLC	1,038,278
61,508		Bonanza Creek Energy, Inc	3,605,599
61,796		Brigham Minerals, Inc	1,531,305
34,474	*	Bristow Group, Inc	1,028,015
80,649		Cactus, Inc	4,026,805
116,679		California Resources Corp	4,691,663
69,357	*,e	Callon Petroleum Co	3,555,933
266,837	*	Centennial Resource Development, Inc	2,065,318
14,799	*	Centrus Energy Corp	410,820
292,627		ChampionX Corp	6,174,430
150,848		Chesapeake Energy Corp	12,372,553
218,733	*	Clean Energy Fuels Corp	1,281,775
286,528	*	CNX Resources Corp	5,888,150
128,041	*	Comstock Resources Inc	2,180,538
48,766	*	CONSOL Energy, Inc	2,318,823
37,290	e	Crescent Energy, Inc	585,826
42,261		CVR Energy, Inc	1,059,483
95,814	*	Delek US Holdings, Inc	2,318,699
72,110	*	Denbury, Inc	4,613,598
216,804		DHT Holdings, Inc	1,218,438
29,093	*	DMC Global, Inc	581,569
46,783		Dorian LPG Ltd	688,646
51,316	*	Dril-Quip, Inc	1,482,006
37,679	*	Earthstone Energy, Inc	508,290
218

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

220,788	*,e	Energy Fuels, Inc	$1,658,118
592,016		Equitrans Midstream Corp	4,653,246
61,773		Falcon Minerals Corp	420,056
63,625	*	Frank’s International NV	972,190
170,238	*,e	Frontline Ltd	1,418,083
272,293	*,e	Gevo, Inc	1,010,207
143,256	*	Golar LNG Ltd	3,197,474
67,643	*	Green Plains Inc	1,898,739
226,166	*	Helix Energy Solutions Group, Inc	929,542
146,554		Helmerich & Payne, Inc	6,745,881
7,803	e	HighPeak Energy, Inc	213,100
63,861		International Seaways, Inc	1,349,383
637,603	*	Kosmos Energy Ltd	4,310,196
17,903	*	Laredo Petroleum, Inc	1,274,873
131,529	*	Liberty Oilfield Services, Inc	2,122,878
208,432		Magnolia Oil & Gas Corp	4,843,960
158,627		Matador Resources Co	7,744,170
212,590		Murphy Oil Corp	8,095,427
9,000	*	Nabors Industries Ltd	1,391,580
49,103	*	National Energy Services Reunited Corp	328,499
117,612	*	Newpark Resources, Inc	410,466
248,239	*	NexTier Oilfield Solutions, Inc	2,738,076
233,030	e	Nordic American Tankers Ltd	596,557
87,730		Northern Oil and Gas, Inc	2,191,495
28,730		Oasis Petroleum, Inc	3,811,322
143,825	*	Oceaneering International, Inc	1,629,537
94,879	*	Oil States International, Inc	641,382
377,979		Ovintiv, Inc	19,348,745
62,803	*	Par Pacific Holdings, Inc	921,320
267,803		Patterson-UTI Energy, Inc	4,402,681
137,357	*	PBF Energy, Inc	3,991,594
140,624		PDC Energy, Inc	9,807,118
128,727	*	Peabody Energy Corp	2,914,379
29,192	*	Penn Virginia Corp	929,765
121,961	*	ProPetro Holding Corp	1,724,529
342,320	*	Range Resources Corp	10,249,061
63,293	*	Renewable Energy Group, Inc	3,864,671
7,538	*	Rex American Resources Corp	637,941
15,161	e	Riley Exploration Permian, Inc	352,190
94,924	*	RPC, Inc	981,514
68,309		Scorpio Tankers, Inc	1,689,282
95,098	*	Select Energy Services, Inc	737,960
175,536		SFL Corp Ltd	1,741,317
172,538		SM Energy Co	6,130,275
46,387		Solaris Oilfield Infrastructure, Inc	521,854
1,462,607	*	Southwestern Energy Co	10,969,552
52,071	*	Talos Energy, Inc	946,130
108,745	*	Teekay Corp	352,334
37,339	*	Teekay Tankers Ltd	597,797
522,817	*	Tellurian, Inc	2,603,629
151,153	*	Tetra Technologies, Inc	556,243
58,422	*	Tidewater, Inc	1,166,103
367,477	*,e	Uranium Energy Corp	1,561,777
283,325	*,e	Ur-Energy, Inc	390,989
106,568	*	US Silica Holdings, Inc	1,980,033
147,897	*	W&T Offshore, Inc	703,990
219

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

54,851		Whiting Petroleum Corp	$4,006,866
90,880		World Fuel Services Corp	2,201,114
		TOTAL ENERGY	251,734,297

FOOD & STAPLES RETAILING - 1.3%
45,664		Andersons, Inc	2,293,703
196,768	*	BJ’s Wholesale Club Holdings, Inc	12,662,021
44,578	*	Chefs’ Warehouse Holdings, Inc	1,631,555
40,985	*,e	HF Foods Group Inc	239,352
20,483		Ingles Markets, Inc (Class A)	1,907,377
18,348	*,e	MedAvail Holdings, Inc	30,457
12,766		Natural Grocers by Vitamin C	260,299
216,940	*	Performance Food Group Co	10,684,295
35,234		Pricesmart, Inc	2,799,341
78,429	*,e	Rite Aid Corp	499,593
51,410		SpartanNash Co	1,762,335
162,346	*	Sprouts Farmers Market, Inc	4,837,911
83,061	*	United Natural Foods, Inc	3,565,809
12,578		Village Super Market (Class A)	291,684
23,870		Weis Markets, Inc	1,906,735
		TOTAL FOOD & STAPLES RETAILING	45,372,467

FOOD, BEVERAGE & TOBACCO - 1.7%
236,406	*,e	22nd Century Group, Inc	451,535
102,772	*,e	AppHarvest, Inc	422,393
93,707		B&G Foods, Inc (Class A)	2,523,530
26,464		Calavo Growers, Inc	959,055
58,447		Cal-Maine Foods, Inc	3,140,357
76,094	*	Celsius Holdings, Inc	3,956,888
6,661		Coca-Cola Consolidated Inc	2,940,831
48,034	*	Duckhorn Portfolio, Inc	932,820
49,612		Fresh Del Monte Produce, Inc	1,292,393
201,432	*	Hostess Brands, Inc	4,570,492
20,887		J&J Snack Foods Corp	3,126,784
11,508		John B. Sanfilippo & Son, Inc	893,481
9,704	*	Laird Superfood, Inc	29,209
27,164		Lancaster Colony Corp	4,215,310
40,946	*	Landec Corp	407,413
24,847		Limoneira Co	296,673
20,638		MGP Ingredients, Inc	1,884,869
48,780	*	Mission Produce, Inc	620,482
32,020		National Beverage Corp	1,411,442
223,160		Primo Water Corp	3,267,062
28,909		Sanderson Farms, Inc	5,474,497
8,835	*	Seneca Foods Corp	479,299
122,608	*	Simply Good Foods Co	5,106,623
38,355	*	Sovos Brands, Inc	579,160
63,791	*,e	Tattooed Chef, Inc	509,690
21,446	e	Tootsie Roll Industries, Inc	751,253
76,597	*	TreeHouse Foods, Inc	2,412,806
22,808		Turning Point Brands, Inc	715,943
33,785		Universal Corp	1,954,462
87,779		Utz Brands, Inc	1,239,439
208,132		Vector Group Ltd	2,647,439
16,344	*	Vita Coco Co, Inc	177,496
38,697	*	Vital Farms, Inc	445,016
220

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

58,516	*	Whole Earth Brands, Inc	$404,346
10,657	*	Zevia PBC	36,660
		TOTAL FOOD, BEVERAGE & TOBACCO	60,277,148

HEALTH CARE EQUIPMENT & SERVICES - 7.1%
166,522	*	1Life Healthcare, Inc	1,173,980
48,667	*,e	Accelerate Diagnostics, Inc	46,720
76,539	*	Accolade, Inc	425,557
126,108	*	Accuray, Inc	335,447
23,312	*,e	Acutus Medical, Inc	29,839
102,623	*	AdaptHealth Corp	1,299,207
22,298	*	Addus HomeCare Corp	1,879,275
30,205	*	Agiliti, Inc	596,247
9,965	*	AirSculpt Technologies, Inc	104,334
108,359	*	Alignment Healthcare, Inc	1,041,330
175,391	*	Allscripts Healthcare Solutions, Inc	3,623,578
97,724	*	Alphatec Holdings Inc	1,060,305
279,436	*	American Well Corp	874,635
68,042	*	AMN Healthcare Services, Inc	6,651,106
54,479	*	Angiodynamics, Inc	1,146,783
54,519	*,e	Apollo Medical Holdings, Inc	1,988,853
48,834	*	Apyx Medical Corp	184,104
366,350	*,e	Asensus Surgical, Inc	166,066
113,829	*,e	Aspira Women’s Health, Inc	72,441
64,546	*	AtriCure, Inc	3,351,874
2,069		Atrion Corp	1,296,477
70,129	*	Avanos Medical, Inc	2,044,962
60,420	*	Aveanna Healthcare Holdings, Inc	176,426
59,834	*	AxoGen, Inc	433,198
66,558	*	Axonics Modulation Technologies, Inc	3,449,036
19,231	*,e	Biodesix, Inc	30,962
15,723	*	BioLife Solutions Inc	199,210
32,806	*	Bioventus, Inc	394,656
265,432	*	Brookdale Senior Living, Inc	1,640,370
188,830	*,e	Butterfly Network, Inc	628,804
57,439	*	Cardiovascular Systems, Inc	1,074,109
29,882	*	Castle Biosciences, Inc	667,564
243,926	*	Cerus Corp	1,126,938
29,461	*,e	ClearPoint Neuro, Inc	252,481
179,085	*	Community Health Systems, Inc	1,373,582
21,820	*	Computer Programs & Systems, Inc	696,494
41,538		Conmed Corp	5,522,893
11,904	*	Convey Holding Parent, Inc	60,591
12,134	*	Corvel Corp	1,881,741
150,602	*	Covetrus, Inc	2,078,308
49,587	*	Cross Country Healthcare, Inc	929,260
54,426	*	CryoLife, Inc	1,104,304
58,890	*	CryoPort, Inc	1,328,558
22,133	*	Cue Health, Inc	148,291
23,840	*	Cutera, Inc	1,294,750
9,563	*	CVRx, Inc	59,578
68,952	*,e	CytoSorbents Corp	144,799
21,108	*,e	DarioHealth Corp	104,696
75,211		Ensign Group, Inc	6,041,700
115,159	*	Evolent Health, Inc	3,169,176
28,415	*,e	Forian, Inc	96,611
221

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

29,099	*	Fulgent Genetics, Inc	$1,596,953
64,106	*	Glaukos Corp	3,031,573
72,290	*	Haemonetics Corp	3,662,934
58,107	*	Hanger Inc	955,279
77,062	*	Health Catalyst, Inc	1,282,312
117,772	*	HealthEquity, Inc	7,339,551
38,754	*	HealthStream, Inc	740,201
14,118	*	Heska Corp	1,550,721
31,792	*	iCAD, Inc	114,451
48,767	*	Inari Medical, Inc	3,935,497
28,064	*	InfuSystem Holdings, Inc	222,548
28,699	*,e	Innovage Holding Corp	131,728
29,867	*	Inogen, Inc	755,038
38,779	*	Inspire Medical Systems, Inc	7,979,167
46,934	*	Integer Holding Corp	3,528,029
45,523	*	Intersect ENT, Inc	1,245,965
293,107	*	Invitae Corp	1,556,398
9,882		iRadimed Corp	325,217
41,887	*	iRhythm Technologies, Inc	5,167,599
20,600	*	Joint Corp	628,712
96,050	*	Lantheus Holdings, Inc	6,378,681
27,236		LeMaitre Vascular, Inc	1,176,868
43,604	*	LHC Group, Inc	7,231,723
102,595	*,e	LifeStance Health Group, Inc	694,568
76,408	*	LivaNova plc	5,857,437
110,895	*	MEDNAX, Inc	2,053,775
58,849	*	Meridian Bioscience, Inc	1,505,946
73,104	*	Merit Medical Systems, Inc	4,533,179
7,258		Mesa Laboratories, Inc	1,550,527
18,056	*	ModivCare, Inc	1,877,282
473,469	*,e	Multiplan Corp	2,097,468
43,104	*,e	NantHealth, Inc	30,362
17,566		National Healthcare Corp	1,195,542
18,998		National Research Corp	651,631
47,755	*	Natus Medical, Inc	1,588,809
151,680	*	Neogen Corp	4,004,352
39,105	*,e	Neuronetics, Inc	95,416
10,903	*	NeuroPace, Inc	87,660
49,710	*	Nevro Corp	3,066,610
81,470	*	NextGen Healthcare, Inc	1,535,710
74,655	*	NuVasive, Inc	3,840,253
62,702	*	Omnicell, Inc	6,845,177
12,904	*	Ontrak, Inc	15,356
23,717	*	OptimizeRx Corp	666,685
225,880	*	Option Care Health, Inc	6,749,294
95,065	*	OraSure Technologies, Inc	583,699
174,692	*	Ortho Clinical Diagnostics Holdings plc	3,076,326
29,267	*	Orthofix Medical Inc	907,277
20,885	*	OrthoPediatrics Corp	941,496
67,186	*	Outset Medical, Inc	2,343,448
103,998		Owens & Minor, Inc	3,690,889
13,784	*	Paragon 28, Inc	247,699
122,198		Patterson Cos, Inc	3,760,032
112,553	*,e	PAVmed, Inc	142,942
37,925	*	Pennant Group, Inc	621,591
41,336	*,e	PetIQ, Inc	822,586
222

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

70,208	*	Phreesia, Inc	$1,606,359
59,914	*	Privia Health Group, Inc	1,317,509
10,972	*	PROCEPT BioRobotics Corp	390,164
92,796	*	Progyny, Inc	3,568,006
35,411	*	Pulmonx Corp	853,405
20,313	*,e	Pulse Biosciences, Inc	50,783
118,827	*	Quotient Ltd	68,551
170,868	*	R1 RCM, Inc	3,847,947
65,876	*	RadNet, Inc	1,284,582
5,265	*,e	Retractable Technologies, Inc	20,165
24,910	*	RxSight, Inc	305,646
64,574	*	Schrodinger, Inc	1,596,269
49,715	*	SeaSpine Holdings Corp	462,847
162,076		Select Medical Holdings Corp	3,664,538
612,156	*,e	Senseonics Holdings, Inc	857,018
23,007	*	Sharps Compliance Corp	99,390
48,337	*	Shockwave Medical Inc	7,305,171
50,302	*	SI-BONE, Inc	1,005,034
90,514	*,e	Sientra, Inc	128,530
31,573	*	Sight Sciences, Inc	220,380
49,142	*	Silk Road Medical Inc	1,722,427
21,815		Simulations Plus, Inc	1,017,888
68,906	*	Staar Surgical Co	3,933,844
72,478	*	Stereotaxis, Inc	181,195
48,678	*	Surgery Partners, Inc	2,490,366
20,944	*	SurModics, Inc	809,695
35,188	*	Tabula Rasa HealthCare, Inc	118,584
29,850	*	Tactile Systems Technology, Inc	503,868
21,415	*,e	Talis Biomedical Corp	22,486
152,523	*	Tenet Healthcare Corp	11,059,443
64,512	*	Tivity Health, Inc	2,072,771
35,416	*	Transmedics Group, Inc	742,319
45,527	*	Treace Medical Concepts, Inc	892,329
17,951		US Physical Therapy, Inc	1,862,775
4,768		Utah Medical Products, Inc	403,325
35,627	*	Vapotherm, Inc	158,184
56,699	*	Varex Imaging Corp	1,125,475
55,431	*,e	Viemed Healthcare, Inc	276,046
215,109	*	ViewRay, Inc	574,341
31,851	e	Zynex Inc	202,891
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	252,542,921

HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
126,628	*	Beauty Health Co	1,658,827
164,474	*	BellRing Brands, Inc	3,524,678
12,733	*	Central Garden & Pet Co	557,578
58,709	*	Central Garden and Pet Co (Class A)	2,429,378
77,098		Edgewell Personal Care Co	2,940,518
67,026	*	elf Beauty, Inc	1,630,743
97,528		Energizer Holdings, Inc	2,954,123
109,135	*	Honest Co, Inc	432,175
25,387		Inter Parfums, Inc	2,074,879
16,544		Medifast, Inc	2,950,788
18,571	*	Nature’s Sunshine Products, Inc	307,536
208,470	*	NewAge, Inc	82,554
70,872		Nu Skin Enterprises, Inc (Class A)	3,021,982
223

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

7,119		Oil-Dri Corp of America	$177,619
8,567	*,e	Revlon, Inc (Class A)	52,430
10,434	*	Thorne HealthTech, Inc	69,908
16,808	*	USANA Health Sciences, Inc	1,288,501
89,434	*,e	Veru, Inc	1,048,166
19,721		WD-40 Co	3,628,270
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	30,830,653

INSURANCE - 2.0%
70,492	*	AMBAC Financial Group, Inc	544,903
117,791		American Equity Investment Life Holding Co	4,443,077
10,580		American National Group, Inc	1,995,494
27,572		Amerisafe, Inc	1,277,962
46,189		Argo Group International Holdings Ltd	1,976,889
372,194	*,e	Bright Health Group, Inc	669,949
70,315	*	BRP Group, Inc	1,625,683
75,026	*,e	Citizens, Inc (Class A)	224,328
175,346		Conseco, Inc	4,232,852
23,966		Crawford & Co	186,935
21,294		Donegal Group, Inc (Class A)	288,108
33,699	*	eHealth, Inc	271,277
41,522		Employers Holdings, Inc	1,633,475
17,436	*	Enstar Group Ltd	4,110,537
726,118	*	Genworth Financial, Inc (Class A)	2,693,898
25,496		Goosehead Insurance, Inc	1,465,765
42,696	*	Greenlight Capital Re Ltd (Class A)	293,749
8,870		HCI Group, Inc	568,478
21,593		Heritage Insurance Holdings, Inc	91,986
61,766		Horace Mann Educators Corp	2,461,375
1,606		Investors Title Co	301,366
51,336		James River Group Holdings Ltd	1,217,177
30,951		Kinsale Capital Group, Inc	6,861,527
108,845	*,e	Maiden Holdings Ltd	241,636
65,830	*	MBIA, Inc	792,593
146,022	*	MetroMile, Inc	143,306
3,649		National Western Life Group, Inc	725,275
11,769	*	NI Holdings, Inc	186,539
35,261	*	Palomar Holdings, Inc	1,919,961
76,985		ProAssurance Corp	1,891,521
56,982		RLI Corp	6,540,394
21,249		Safety Insurance Group, Inc	1,828,264
84,988		Selective Insurance Group, Inc	6,999,612
203,578	*	Selectquote, Inc	419,371
126,833	*	SiriusPoint Ltd	796,511
38,342		Stewart Information Services Corp	1,978,447
35,553		Tiptree Inc	413,481
27,625	*	Trean Insurance Group, Inc	138,678
54,954	*	Trupanion, Inc	3,496,173
32,924		United Fire Group Inc	964,344
31,828		United Insurance Holdings Corp	72,886
35,462		Universal Insurance Holdings, Inc	445,403
		TOTAL INSURANCE	69,431,185

MATERIALS - 4.0%
40,392		AdvanSix, Inc	1,799,060
183,107	*	Allegheny Technologies, Inc	4,976,848
224

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

46,599		American Vanguard Corp	$997,219
239,416	*,e	Amyris, Inc	821,197
154,077	*	Arconic Corp	3,876,577
32,725	*	Aspen Aerogels, Inc	706,860
132,147		Avient Corp	6,506,918
46,105		Balchem Corp	5,680,136
81,398		Cabot Corp	5,360,058
69,527		Carpenter Technology Corp	2,654,541
73,328	*	Century Aluminum Co	1,237,043
10,628		Chase Corp	896,578
23,814	*	Clearwater Paper Corp	788,482
375,010	*	Coeur Mining, Inc	1,361,286
171,856		Commercial Metals Co	7,046,096
47,618		Compass Minerals International, Inc	2,815,652
179,476	*	Constellium SE	2,995,454
116,358	*,e	Danimer Scientific, Inc	456,123
69,112	*,†	Ferroglobe plc	0
41,500		FutureFuel Corp	394,665
68,292	*	Gatos Silver, Inc	230,827
95,893	*	GCP Applied Technologies, Inc	3,008,163
61,752		Glatfelter Corp	679,272
36,978		Greif, Inc (Class A)	2,243,825
7,352		Greif, Inc (Class B)	429,063
75,163		H.B. Fuller Co	5,013,372
26,964		Hawkins, Inc	1,005,218
17,110		Haynes International, Inc	668,659
767,090		Hecla Mining Co	3,996,539
57,018	*	Ingevity Corp	3,415,378
36,016		Innospec, Inc	3,432,685
13,220	*	Intrepid Potash, Inc	1,012,388
22,820		Kaiser Aluminum Corp	2,202,130
28,214		Koppers Holdings, Inc	684,472
34,864		Kronos Worldwide, Inc	530,630
232,264	*	Livent Corp	4,961,159
135,131	*,e	Marrone Bio Innovations, Inc	156,752
28,217		Materion Corp	2,402,678
47,378		Minerals Technologies, Inc	3,013,715
109,063	*	MP Materials Corp	4,148,757
49,797		Myers Industries, Inc	1,092,048
24,773		Neenah Inc	876,964
345,497	*	Novagold Resources Inc	2,148,991
222,470	*	O-I Glass, Inc	2,998,896
14,674		Olympic Steel, Inc	503,758
84,934		Orion Engineered Carbons SA	1,282,503
57,595		Pactiv Evergreen, Inc	567,887
41,960	*,e	Perpetua Resources Corp	148,119
45,204	*	PolyMet Mining Corp	142,393
80,405		PQ Group Holdings, Inc	808,874
80,696	*,e	PureCycle Technologies, Inc	629,429
19,438		Quaker Chemical Corp	3,162,757
55,446	*	Ranpak Holdings Corp	836,126
81,696	*	Rayonier Advanced Materials, Inc	419,100
23,348		Ryerson Holding Corp	859,440
38,193		Schnitzer Steel Industries, Inc (Class A)	1,742,747
47,903		Schweitzer-Mauduit International, Inc	1,205,239
61,320		Sensient Technologies Corp	5,187,672
225

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

30,497		Stepan Co	$3,114,049
170,614	*	Summit Materials, Inc	4,743,069
116,349		SunCoke Energy, Inc	968,024
63,782	*	TimkenSteel Corp	1,318,374
41,483		Tredegar Corp	474,980
63,108		Trimas Corp	1,864,210
56,890		Trinseo plc	2,699,431
163,815		Tronox Holdings plc	2,817,618
10,160	*	UFP Technologies, Inc	697,687
3,243		United States Lime & Minerals, Inc	355,141
3,773		Valhi, Inc	120,019
73,714		Warrior Met Coal, Inc	2,511,436
46,994		Worthington Industries, Inc	2,235,505
61,233	*,e	Zymergen, Inc	102,871
		TOTAL MATERIALS	143,241,832

MEDIA & ENTERTAINMENT - 2.2%
102,673	*	Advantage Solutions, Inc	516,445
742,780	*,e	AMC Entertainment Holdings, Inc	11,364,534
43,405	*	AMC Networks, Inc	1,416,305
27,297	*	Boston Omaha Corp	568,870
46,792	*	Cardlytics, Inc	1,597,011
137,278	*	Cargurus, Inc	4,486,245
100,452	*	Cars.com, Inc	1,117,026
11,490	*,e	Chicken Soup For The Soul Entertainment, Inc	100,078
157,734	*	Cinemark Holdings, Inc	2,501,661
503,757	*	Clear Channel	1,239,242
95,556	*	comScore, Inc	193,023
40,743	*,e	CuriosityStream, Inc	82,708
1,684	*	Daily Journal Corp	433,041
40,887	*	Emerald Holding, Inc	109,986
163,326	*	Entercom Communications Corp	414,848
94,998		Entravision Communications Corp (Class A)	491,140
7,570	*,e	Eros STX Global Corp	13,096
112,426	*	Eventbrite Inc	1,189,467
29,594	*	EverQuote Inc	410,765
83,768	*	EW Scripps Co (Class A)	1,378,821
66,765	*	Fluent, Inc	89,465
199,800	*,e	fuboTV, Inc	757,242
194,629	*	Gannett Co, Inc	780,462
124,556		Gray Television, Inc	2,306,777
28,671	*	Hemisphere Media Group, Inc	111,530
158,474	*	iHeartMedia, Inc	2,533,999
72,081	*	Imax Corp	1,140,321
45,396	*	Integral Ad Science Holding Corp	536,127
61,408		John Wiley & Sons, Inc (Class A)	3,125,053
14,316	*,e	Liberty Braves Group (Class A)	376,081
52,655	*	Liberty Braves Group (Class C)	1,322,167
118,933	*	Liberty TripAdvisor Holdings, Inc	178,400
83,961	*	Lions Gate Entertainment Corp (Class A)	1,132,634
172,500	*	Lions Gate Entertainment Corp (Class B)	2,168,325
80,739	*	LiveOne, Inc	54,903
37,050	*	Madison Square Garden Entertainment Corp	2,713,913
184,371	*	Magnite, Inc	1,779,180
36,289	*,e	Marcus Corp	570,826
32,430	*	MediaAlpha, Inc	478,018
226

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

56,359		National CineMedia, Inc	$124,553
33,575	*	Outbrain, Inc	302,175
76,013	*	QuinStreet, Inc	722,884
37,851		Scholastic Corp	1,394,809
66,774		Sinclair Broadcast Group, Inc (Class A)	1,485,054
81,329	*	Stagwell, Inc	551,411
37,533	*	TechTarget, Inc	2,526,346
318,810		TEGNA, Inc	7,029,761
10,129	*	Thryv Holdings, Inc	261,632
118,948	*	TrueCar, Inc	425,834
75,690	*	WideOpenWest, Inc	1,517,585
102,416	*	Yelp, Inc	3,331,592
62,696	*	Ziff Davis Inc	5,539,819
		TOTAL MEDIA & ENTERTAINMENT	76,993,190

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
35,251	*	2seventy bio, Inc	474,478
42,217	*	4D Molecular Therapeutics, Inc	502,804
16,242	*	89bio, Inc	35,245
332,762	*,e	9 Meters Biopharma, Inc	139,028
79,793	*,e	Absci Corp	471,577
173,342	*	Acadia Pharmaceuticals, Inc	3,196,426
69,083	*,e	Aclaris Therapeutics, Inc	851,103
39,241	*,e	Acumen Pharmaceuticals, Inc	151,470
84,384	*	Adagio Therapeutics, Inc	241,338
32,748	*	Adicet Bio, Inc	482,706
147,359	*,e	Adverum Biotechnologies, Inc	157,674
67,104	*	Aeglea BioTherapeutics, Inc	96,630
52,671	*	Aerie Pharmaceuticals, Inc	374,491
14,128	*	Aerovate Therapeutics, Inc	180,132
154,754	*	Affimed NV	581,875
308,654	*	Agenus, Inc	571,010
78,074	*	Agios Pharmaceuticals, Inc	1,715,286
40,255	*	Akero Therapeutics, Inc	422,275
39,627	*,e	Akouos, Inc	110,956
11,957	*,e	Akoya Biosciences, Inc	112,515
22,991	*	Albireo Pharma, Inc	731,574
75,987	*	Aldeyra Therapeutics, Inc	233,280
86,500	*	Alector, Inc	830,400
29,375	*	Aligos Therapeutics, Inc	34,662
229,455	*	Alkermes plc	6,619,777
53,144	*	Allakos, Inc	200,353
103,944	*	Allogene Therapeutics, Inc	867,932
43,763	*,e	Allovir, Inc	199,122
9,350	*	Alpha Teknova, Inc	105,000
18,186	*,e	Alpine Immune Sciences, Inc	167,311
59,451	*	Altimmune, Inc	268,719
22,305	*	ALX Oncology Holdings, Inc	285,058
377,176	*	Amicus Therapeutics, Inc	2,670,406
134,975	*	Amneal Pharmaceuticals, Inc	521,003
54,318	*	Amphastar Pharmaceuticals, Inc	1,926,659
297,805	*,e	Ampio Pharmaceuticals, Inc	68,555
13,230	*	Amylyx Pharmaceuticals, Inc	119,070
26,475	*	AnaptysBio, Inc	619,515
97,162	*,e	Anavex Life Sciences Corp	834,622
31,030	*,e	Angion Biomedica Corp	38,787
227

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

15,312	*	ANI Pharmaceuticals, Inc	$451,857
22,317	*	Anika Therapeutics, Inc	480,485
33,617	*	Annexon, Inc	85,723
235,424	*	Antares Pharma, Inc	1,310,135
111,060	*	Apellis Pharmaceuticals, Inc	4,834,442
37,824	*,e	Applied Molecular Transport, Inc	162,265
26,954	*,e	Applied Therapeutics, Inc	53,099
82,167	*	AquaBounty Technologies, Inc	110,104
122,286	*,e	Arbutus Biopharma Corp	284,926
12,711	*	Arcellx, Inc	138,931
28,695	*	Arcturus Therapeutics Holdings, Inc	556,109
62,034	*	Arcus Biosciences, Inc	1,501,843
36,880	*	Arcutis Biotherapeutics, Inc	744,607
148,575	*	Arrowhead Pharmaceuticals Inc	6,107,918
67,559	*	Arvinas, Inc	3,713,718
123,720	*	Atara Biotherapeutics, Inc	786,859
80,845	*	Atea Pharmaceuticals, Inc	474,560
135,386	*,e	Athenex, Inc	64,985
284,745	*,e	Athersys, Inc	139,554
41,472	*	Athira Pharma, Inc	426,747
166,692	*,e	Atossa Therapeutics, Inc	168,359
45,284	*,e	Atreca, Inc	88,757
8,269	*,e	Aura Biosciences, Inc	140,242
82,899	*	Avalo Therapeutics, Inc	34,055
85,076	*	Avid Bioservices, Inc	1,145,123
55,922	*	Avidity Biosciences, Inc	799,685
37,380	*,e	Avita Medical, Inc	228,018
57,744	*	Avrobio, Inc	53,292
39,534	*	Axsome Therapeutics, Inc	1,255,204
72,944	*	Beam Therapeutics, Inc	2,737,588
75,075	*	Berkeley Lights, Inc	373,498
35,068	*	Beyondspring Inc	53,303
22,508	*	BioAtla, Inc	78,328
261,128	*	BioCryst Pharmaceuticals, Inc	2,425,879
79,404	*	Biohaven Pharmaceutical Holding Co Ltd	7,080,455
32,865	*,e	Biomea Fusion, Inc	98,595
389,652	*,e	Bionano Genomics, Inc	635,133
21,972	*,e	Bioxcel Therapeutics Inc	288,053
35,663	*	Black Diamond Therapeutics, Inc	86,661
105,755	*	Bluebird Bio, Inc	383,891
84,099	*	Blueprint Medicines Corp	4,907,177
33,260	*,e	Bolt Biotherapeutics, Inc	51,886
149,164	*	Bridgebio Pharma, Inc	1,196,295
44,382	*,e	Brooklyn ImmunoTherapeutics, Inc	46,601
57,715	*	C4 Therapeutics, Inc	494,618
66,066	*	Cara Therapeutics, Inc	576,096
56,614	*	Cardiff Oncology, Inc	75,863
73,869	*	CareDx, Inc	2,248,572
72,721	*	Caribou Biosciences, Inc	538,135
54,373	*,e	Cassava Sciences, Inc	1,134,765
137,919	*	Catalyst Pharmaceuticals, Inc	1,050,943
12,481	*,e	Celcuity, Inc	81,376
64,879	*	Celldex Therapeutics, Inc	1,982,053
57,115	*,e	CEL-SCI Corp	163,349
24,520	*	Century Therapeutics, Inc	294,730
58,527	*	Cerevel Therapeutics Holdings, Inc	1,713,671
228

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

75,934	*	ChemoCentryx, Inc	$1,401,742
114,296	*	Chimerix, Inc	502,902
59,040	*	Chinook Therapeutics, Inc	893,275
73,379	*	ChromaDex Corp	138,686
16,179	*	CinCor Pharma, Inc	384,898
177,795	*,e	Citius Pharmaceuticals, Inc	179,573
24,108	*,e	Clene, Inc	62,440
130,592	*,e	Clovis Oncology, Inc	261,184
9,694	*,e	Codex DNA, Inc	35,868
89,565	*	Codexis, Inc	1,077,467
24,584	*,e	Codiak Biosciences, Inc	72,769
58,174	*,e	Cogent Biosciences, Inc	373,477
100,420	*	Coherus Biosciences, Inc	907,797
48,337	*	Collegium Pharmaceutical, Inc	778,226
126,995	*	Corcept Therapeutics, Inc	2,731,662
52,712	*,e	CorMedix Inc	181,329
29,914	*,e	Cortexyme Inc	109,485
63,950	*	Crinetics Pharmaceuticals, Inc	1,299,464
44,155	*	Cue Biopharma, Inc	174,854
38,291	*,e	Cullinan Oncology, Inc	375,635
135,600	*	Curis, Inc	123,898
116,466	*	Cymabay Therapeutics, Inc	264,378
10,846	*,e	Cyteir Therapeutics, Inc	24,403
140,230	*	Cytek Biosciences, Inc	1,325,173
112,393	*	Cytokinetics, Inc	4,481,109
99,515	*	CytomX Therapeutics, Inc	170,171
31,684	*,e	Day One Biopharmaceuticals, Inc	269,948
61,618	*	Deciphera Pharmaceuticals, Inc	623,574
131,396	*	Denali Therapeutics, Inc	3,127,225
37,117	*,e	DermTech, Inc	317,350
34,495	*	Design Therapeutics, Inc	411,870
21,064	*	DICE Therapeutics, Inc	428,020
354,190	*	Durect Corp	159,385
147,959	*	Dynavax Technologies Corp	1,306,478
47,019	*	Dyne Therapeutics, Inc	375,212
17,397	*	Eagle Pharmaceuticals, Inc	767,730
58,456	*	Edgewise Therapeutics, Inc	466,479
97,325	*	Editas Medicine, Inc	1,288,583
37,698	*	Eiger BioPharmaceuticals, Inc	258,985
9,707	*	Eliem Therapeutics, Inc	30,674
69,224	*	Emergent Biosolutions, Inc	2,241,473
28,904	*	Enanta Pharmaceuticals, Inc	1,861,418
292,771	*	Endo International plc	585,542
13,872	*,e	Entrada Therapeutics, Inc	82,955
146,537	*	Epizyme, Inc	94,575
90,817	*	Erasca, Inc	661,148
82,370	*,e	Esperion Thereapeutics, Inc	467,862
47,552	*,e	Evelo Biosciences, Inc	117,453
50,502	*	Evolus, Inc	565,117
16,964	*,e	Exagen, Inc	103,480
33,078	*	EyePoint Pharmaceuticals, Inc	373,781
117,696	*	Fate Therapeutics, Inc	3,361,398
125,458	*	FibroGen, Inc	1,166,759
11,850	*	Finch Therapeutics Group, Inc	29,980
120,058	*,e	Fluidigm Corp	318,154
23,067	*	Foghorn Therapeutics, Inc	267,347
229

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

48,857	*	Forma Therapeutics Holdings, Inc	$369,359
17,664	*	Forte Biosciences, Inc	20,314
83,395	*,e	Fortress Biotech, Inc	91,734
50,086	*	Frequency Therapeutics, Inc	65,112
39,922	*	Fulcrum Therapeutics, Inc	384,050
61,382	*,e	G1 Therapeutics, Inc	315,503
34,300	*	Gemini Therapeutics, Inc	51,793
53,413	*	Generation Bio Co	338,104
462,247	*,e	Geron Corp	651,768
89,620	*	Global Blood Therapeutics, Inc	2,751,334
91,072	*	Gossamer Bio, Inc	629,308
41,675	*,e	Graphite Bio, Inc	167,534
6,319	*	Greenwich Lifesciences, Inc	74,880
63,220	*	Gritstone Oncology, Inc	163,740
28,093	*	GT Biopharma, Inc	59,276
197,993	*	Halozyme Therapeutics, Inc	7,899,921
31,903	*	Harmony Biosciences Holdings, Inc	1,436,911
29,286	*	Harpoon Therapeutics, Inc	65,894
60,379	*	Harvard Bioscience, Inc	315,178
145,136	*	Heron Therapeutics, Inc	656,015
65,675	*	Homology Medicines, Inc	109,021
27,905	*,e	Hookipa Pharma, Inc	41,858
70,221	*,e	Humanigen, Inc	132,015
319,637	*,e	iBio, Inc	93,526
34,554	*	Icosavax, Inc	250,517
48,776	*	Ideaya Biosciences, Inc	467,762
11,944	*	IGM Biosciences, Inc	199,943
41,876	*,e	Ikena Oncology, Inc	162,479
28,743	*	Imago Biosciences, Inc	469,948
26,912	*,e	Immuneering Corp	133,753
24,284	*,e	Immunic, Inc	164,403
88,964	*,e	ImmunityBio, Inc	322,939
308,394	*	Immunogen, Inc	1,489,543
57,972	*,e	Immunovant, Inc	267,251
8,430	*,e	Impel Neuropharma, Inc	53,446
137,047	*	Infinity Pharmaceuticals, Inc	108,157
41,962	*	Inhibrx, Inc	665,098
66,842	*	Innoviva, Inc	1,140,325
25,055	*,e	Inotiv, Inc	357,034
306,108	*,e	Inovio Pharmaceuticals, Inc	835,675
22,528	*,e	Inozyme Pharma, Inc	88,986
171,909	*	Insmed, Inc	3,776,841
81,640	*	Instil Bio, Inc	577,195
100,259	*	Intellia Therapeutics, Inc	4,915,699
33,800	*,e	Intercept Pharmaceuticals, Inc	530,998
116,086	*	Intra-Cellular Therapies, Inc	5,875,112
211,069	*	Ironwood Pharmaceuticals, Inc	2,532,828
12,874	*	IsoPlexis Corp	28,065
28,592	*	iTeos Therapeutics, Inc	763,120
164,251	*	IVERIC bio, Inc	2,274,876
25,197	*,e	Janux Therapeutics, Inc	247,938
51,612	*	Jounce Therapeutics, Inc	273,544
75,701	*,e	Kala Pharmaceuticals, Inc	49,168
30,802	*	KalVista Pharmaceuticals Inc	392,109
31,825	*	Karuna Therapeutics, Inc	3,547,215
97,265	*,e	Karyopharm Therapeutics, Inc	593,317
230

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

44,747	*,e	KemPharm, Inc	$200,019
22,028	*	Keros Therapeutics, Inc	1,167,704
54,301	*	Kezar Life Sciences, Inc	645,096
43,001	*	Kiniksa Pharmaceuticals Ltd	401,199
36,667	*	Kinnate Biopharma, Inc	273,902
49,058	*	Kodiak Sciences, Inc	295,329
60,779	*	Kronos Bio, Inc	287,485
28,776	*	Krystal Biotech Inc	1,744,113
90,715	*	Kura Oncology, Inc	1,301,760
48,719	*	Kymera Therapeutics, Inc	1,527,341
4,325	*	Landos Biopharma, Inc	4,130
106,290	*	Lexicon Pharmaceuticals, Inc	192,385
21,695	*	Ligand Pharmaceuticals, Inc (Class B)	2,014,598
189,854	*,e	Lineage Cell Therapeutics, Inc	231,622
213,324	*,e	Lyell Immunopharma, Inc	1,094,352
82,943	*	MacroGenics, Inc	593,042
16,655	*	Madrigal Pharmaceuticals, Inc	1,165,850
42,473	*	Magenta Therapeutics, Inc	60,736
334,878	*,e	MannKind Corp	1,048,168
57,829	*,e	Marinus Pharmaceuticals, Inc	382,828
144,966	*	MaxCyte, Inc	803,112
41,293	*	Medpace Holdings, Inc	5,515,506
173,968	*	MEI Pharma, Inc	85,505
38,733	*	MeiraGTx Holdings plc	398,563
107,823	*	Mersana Therapeutics, Inc	375,224
150,057	*	MiMedx Group, Inc	592,725
481,102	*,e	Mind Medicine MindMed, Inc	384,882
5,644	*	Mirum Pharmaceuticals, Inc	134,214
57,889	*,e	Molecular Templates, Inc	98,411
41,302	*,e	Monte Rosa Therapeutics, Inc	450,192
31,680	*	Morphic Holding, Inc	960,221
108,968	*	Mustang Bio, Inc	81,148
113,754	*	Myriad Genetics, Inc	2,331,957
65,874	*	NanoString Technologies, Inc	1,237,114
167,799	*	NeoGenomics, Inc	1,585,701
55,602	*,e	Neoleukin Therapeutics, Inc	67,834
25,340	*	NexImmune, Inc	53,467
42,164	*	NGM Biopharmaceuticals Inc	526,207
22,090	*	Nkarta, Inc	407,340
46,520	*	Nurix Therapeutics, Inc	514,976
26,152	*,e	Nuvalent, Inc	269,104
219,345	*,e	Nuvation Bio, Inc	1,022,148
244,743	*,e	Ocugen, Inc	535,987
118,445	*	Ocular Therapeutix, Inc	422,849
37,376	*	Olema Pharmaceuticals, Inc	95,309
31,685	*	Omega Therapeutics, Inc	108,046
95,054	*,e	Omeros Corp	329,837
94,140	*,e	Oncocyte Corp	109,202
31,978	*,e	Oncorus, Inc	37,414
69,291	*	Oncternal Therapeutics, Inc	59,126
560,548	*,e	Opko Health, Inc	1,513,480
45,104	*	Oramed Pharmaceuticals, Inc	231,835
99,130	*	Organogenesis Holdings Inc	638,397
46,202	*	ORIC Pharmaceuticals, Inc	153,391
137,127	*,e	Outlook Therapeutics, Inc	212,547
17,396	*,e	Oyster Point Pharma, Inc	110,986
231

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

283,821	*	Pacific Biosciences of California, Inc	$1,799,425
63,001	*	Pacira BioSciences Inc	4,697,985
70,795	*,e	Paratek Pharmaceuticals, Inc	156,457
33,715	*	Passage Bio, Inc	65,744
55,744	*	Personalis, Inc	312,166
29,016	*	Phathom Pharmaceuticals, Inc	375,467
32,782		Phibro Animal Health Corp	589,748
28,227	*	Pliant Therapeutics, Inc	165,410
35,155	*	PMV Pharmaceuticals, Inc	509,396
5,644	*,e	Portage Biotech, Inc	31,268
45,032	*	Poseida Therapeutics, Inc	139,149
48,161	*	Praxis Precision Medicines, Inc	390,104
148,497	*	Precigen, Inc	197,501
74,406	*	Precision BioSciences Inc	148,068
15,982	*,e	Prelude Therapeutics, Inc	73,357
72,070	*	Prestige Consumer Healthcare, Inc.	3,939,346
137,717	*,†	Progenics Pharmaceuticals, Inc	0
41,798	*	Prometheus Biosciences, Inc	1,099,287
62,702	*	Protagonist Therapeutics, Inc	569,961
50,314	*	Prothena Corp plc	1,467,156
85,790	*,e	Provention Bio, Inc	385,197
100,493	*	PTC Therapeutics, Inc	3,550,418
52,255	*	Puma Biotechnology, Inc	123,322
16,163	*	Pyxis Oncology, Inc	39,599
43,125	*	Quanterix Corp	956,944
60,792	*	Radius Health, Inc	415,817
24,092	*,e	Rain Therapeutics, Inc	95,645
25,792	*,e	Rallybio Corp	256,888
22,324	*,e	Rapid Micro Biosystems, Inc	130,149
31,855	*	RAPT Therapeutics, Inc	481,966
37,164	*	Reata Pharmaceuticals, Inc	943,222
163,837	*	Recursion Pharmaceuticals, Inc	1,015,789
58,181	*	REGENXBIO, Inc	1,615,105
100,420	*	Relay Therapeutics, Inc	2,393,009
35,276	*	Relmada Therapeutics, Inc	885,780
9,875	*,e	Reneo Pharmaceuticals, Inc	22,910
44,085	*	Replimune Group, Inc	739,305
100,547	*	Revance Therapeutics, Inc	1,646,960
85,130	*	REVOLUTION Medicines, Inc	1,700,046
58,748	*	Rhythm Pharmaceuticals, Inc	367,762
267,513	*	Rigel Pharmaceuticals, Inc	631,331
62,195	*	Rocket Pharmaceuticals, Inc	639,365
70,592	*,e	Rubius Therapeutics, Inc	117,183
129,609	*,e	Sana Biotechnology, Inc	978,548
184,047	*	Sangamo Therapeutics Inc	763,795
41,858	*,e	Scholar Rock Holding Corp	295,936
99,707	*,e	Seelos Therapeutics, Inc	61,818
62,439	*	Seer, Inc	454,556
139,854	*	Selecta Biosciences, Inc	107,170
29,831	*	Sensei Biotherapeutics, Inc	46,238
6,930	*	Sera Prognostics, Inc	15,939
93,599	*	Seres Therapeutics, Inc	442,723
267,664	*,e	Sesen Bio, Inc	101,739
24,429	*	Shattuck Labs, Inc	93,807
77,528	*	SIGA Technologies, Inc	532,617
12,499	*	Sigilon Therapeutics, Inc	13,124
232

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

29,778	*	Silverback Therapeutics, Inc	$92,610
67,119	*	Singular Genomics Systems, Inc	274,517
82,156	*,e	Solid Biosciences, Inc	46,007
435,910	*,e	Sorrento Therapeutics, Inc	658,224
232,146	*	Spectrum Pharmaceuticals, Inc	187,504
37,888	*,e	Spero Therapeutics, Inc	184,136
42,253	*	SpringWorks Therapeutics, Inc	1,813,076
11,422	*	Spruce Biosciences, Inc	20,103
35,646	*,e	SQZ Biotechnologies Co	131,534
29,887	*	Stoke Therapeutics, Inc	431,568
35,191	*,e	Summit Therapeutics, Inc	55,954
70,790	*	Supernus Pharmaceuticals, Inc	1,975,041
52,096	*	Surface Oncology, Inc	110,444
67,890	*	Sutro Biopharma, Inc	408,019
70,252	*	Syndax Pharmaceuticals, Inc	1,178,126
81,311	*	Syros Pharmaceuticals, Inc	68,448
32,222	*	Talaris Therapeutics, Inc	227,487
13,199	*	Tarsus Pharmaceuticals, Inc	241,674
34,855	*,e	Taysha Gene Therapies, Inc	127,569
46,760	*	TCR2 Therapeutics Inc	99,599
40,959	*,e	Tenaya Therapeutics, Inc	377,642
14,085	*	Terns Pharmaceuticals, Inc	22,536
183,588	*	TG Therapeutics, Inc	1,274,101
83,472	*	Theravance Biopharma, Inc	805,505
17,494	*	Theseus Pharmaceuticals, Inc	142,926
511,493	*,e	Tonix Pharmaceuticals Holding Corp	74,627
84,783	*	Travere Therapeutics, Inc	2,130,597
256,044	*,e	Trevena, Inc	75,917
66,919	*	Turning Point Therapeutics Inc	1,970,095
79,783	*	Twist Bioscience Corp	2,300,942
18,400	*	Tyra Biosciences, Inc	137,448
32,317	*,e	UroGen Pharma Ltd	228,158
77,049	*	Vanda Pharmaceuticals, Inc	764,326
176,407	*,e	Vaxart Inc	613,896
61,213	*	Vaxcyte, Inc	1,481,967
291,530	*,e	VBI Vaccines, Inc	364,413
15,829	*,e	Ventyx Biosciences, Inc	229,995
19,644	*	Vera Therapeutics, Inc	392,880
98,649	*	Veracyte, Inc	2,019,345
253,070	*	Verastem, Inc	359,359
67,232	*	Vericel Corp	1,916,112
20,030	*,e	Verrica Pharmaceuticals, Inc	131,597
52,445	*,e	Verve Therapeutics, Inc	782,479
8,953	*	Vigil Neuroscience, Inc	30,351
106,890	*	Viking Therapeutics, Inc	254,398
18,509	*	Vincerx Pharma, Inc	47,753
82,538	*	Vir Biotechnology, Inc	1,679,648
56,762	*	Viracta Therapeutics, Inc	144,743
224,554	*	VistaGen Therapeutics, Inc	285,184
27,224	*,e	Vor BioPharma, Inc	155,994
53,722	*	WaVe Life Sciences Ltd	104,758
28,019	*,e	Werewolf Therapeutics, Inc	124,685
22,872		XBiotech, Inc	177,487
85,350	*	Xencor, Inc	2,132,043
11,284	*	Xilio Therapeutics, Inc	39,833
9,763	*,e	XOMA Corp	187,742
233

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

45,527	*	Y-mAbs Therapeutics, Inc	$382,427
51,272	*	Zentalis Pharmaceuticals, Inc	1,359,733
339,984	*,e	ZIOPHARM Oncology, Inc	180,668
83,039	*,†	Zogenix, Inc	56,467
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	287,397,942

REAL ESTATE - 7.9%
126,731		Acadia Realty Trust	2,651,213
99,307		Agree Realty Corp	6,744,931
105,565		Alexander & Baldwin, Inc	2,237,978
2,953		Alexander’s, Inc	732,846
73,143		American Assets Trust, Inc	2,677,034
187,059		American Finance Trust, Inc	1,397,331
217,013	*	Apartment Investment and Management Co	1,367,182
309,655		Apple Hospitality REIT, Inc	5,477,797
90,404		Armada Hoffler Properties, Inc	1,224,974
25,315	*	Ashford Hospitality Trust, Inc	178,471
69,668		BraeMar Hotels & Resorts, Inc	422,188
244,130		Brandywine Realty Trust	2,848,997
226,350		Broadstone Net Lease, Inc	4,683,181
15,332		Brt Realty Trust	335,617
141,207		CareTrust REIT, Inc	2,288,965
74,012		CatchMark Timber Trust, Inc	607,639
20,596		Centerspace	1,900,187
74,176	*	Chatham Lodging Trust	1,065,167
62,424		City Office REIT, Inc	926,372
13,671		Clipper Realty, Inc	122,082
33,244		Community Healthcare Trust, Inc	1,224,044
163,683		Corporate Office Properties Trust	4,368,699
7,676		CTO Realty Growth, Inc	489,499
200,516	*	Cushman & Wakefield plc	3,589,236
298,656	*	DiamondRock Hospitality Co	3,171,727
702,040	*	DigitalBridge Group, Inc	4,886,198
332,930		Diversified Healthcare Trust	749,093
109,262		Douglas Elliman, Inc	662,128
120,654		Easterly Government Properties, Inc	2,298,459
57,998		EastGroup Properties, Inc	10,874,625
210,487		Empire State Realty Trust, Inc	1,818,608
154,158	*	Equity Commonwealth	4,037,398
173,718		Essential Properties Realty Trust, Inc	4,169,232
90,982	e	eXp World Holdings Inc	1,218,249
41,487		Farmland Partners, Inc	610,689
7,394	*,e	Fathom Holdings, Inc	54,863
22,836	*	Forestar Group, Inc	372,455
109,955		Four Corners Property Trust, Inc	3,019,364
144,551		Franklin Street Properties Corp	745,883
8,758	*	FRP Holdings, Inc	494,915
55,507		Getty Realty Corp	1,493,693
54,153		Gladstone Commercial Corp	1,139,379
47,267		Gladstone Land Corp	1,720,519
88,786		Global Medical REIT, Inc	1,310,481
150,398		Global Net Lease, Inc	2,110,084
210,456		Healthcare Realty Trust, Inc	5,699,148
43,384	*	Hersha Hospitality Trust	424,296
315,958		Independence Realty Trust, Inc	8,613,015
7,140		Indus Realty Trust, Inc	510,153
234

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

96,352		Industrial Logistics Properties Trust	$1,557,048
36,343		Innovative Industrial Properties, Inc	5,254,834
95,377		iStar Inc	1,606,149
167,260		Kennedy-Wilson Holdings, Inc	3,771,713
313,975		Kite Realty Group Trust	7,001,643
401,149		Lexington Realty Trust	5,034,420
56,862		LTC Properties, Inc	1,876,446
306,715		Macerich Co	3,849,273
131,699	*	Mack-Cali Realty Corp	2,108,501
34,715		Marcus & Millichap, Inc	1,554,885
62,471		National Health Investors, Inc	3,219,131
115,480		National Storage Affiliates Trust	6,536,168
56,768		NETSTREIT Corp	1,227,324
241,332		Newmark Group, Inc	2,932,184
32,151		NexPoint Residential Trust, Inc	2,866,583
70,215		Office Properties Income Trust	1,518,048
22,536		One Liberty Properties, Inc	645,656
207,583		Outfront Media, Inc	5,314,125
267,839		Paramount Group, Inc	2,547,149
186,345		Pebblebrook Hotel Trust	4,550,545
162,738		Phillips Edison & Co, Inc	5,510,309
315,612		Physicians Realty Trust	5,409,590
177,277		Piedmont Office Realty Trust, Inc	2,854,160
45,847		Plymouth Industrial REIT, Inc	1,105,830
18,870		Postal Realty Trust, Inc	317,582
93,526		PotlatchDeltic Corp	5,180,405
73,871		Preferred Apartment Communities, Inc	1,837,910
28,479		PS Business Parks, Inc	5,331,269
28,655		Re/Max Holdings, Inc	672,246
167,188	*	Realogy Holdings Corp	1,832,380
150,429	*,e	Redfin Corp	1,677,283
170,231		Retail Opportunities Investment Corp	3,171,404
241,728		RLJ Lodging Trust	3,389,027
20,413		RMR Group, Inc	556,867
126,262		RPT Realty	1,678,022
77,632	*	Ryman Hospitality Properties	7,257,039
330,294		Sabra Healthcare REIT, Inc	3,857,834
29,333		Safehold, Inc	1,262,786
16,530		Saul Centers, Inc	853,113
58,305	*	Seritage Growth Properties	577,220
237,928		Service Properties Trust	1,931,975
249,513		SITE Centers Corp	3,967,257
48,359		St. Joe Co	2,573,182
256,871		STAG Industrial, Inc	9,586,426
150,610	*	Summit Hotel Properties, Inc	1,486,521
311,976	*	Sunstone Hotel Investors, Inc	3,821,706
148,487		Tanger Factory Outlet Centers, Inc	2,395,095
32,629	*	Tejon Ranch Co	597,437
105,995		Terreno Realty Corp	7,711,136
63,319		UMH Properties, Inc	1,489,263
281,223		Uniti Group, Inc	3,484,353
18,440		Universal Health Realty Income Trust	925,504
164,893		Urban Edge Properties	3,081,850
45,289		Urstadt Biddle Properties, Inc (Class A)	785,764
119,531		Washington REIT	2,879,502
62,723		Whitestone REIT	762,084
235

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

161,219	*	Xenia Hotels & Resorts, Inc	$3,109,915
		TOTAL REAL ESTATE	281,659,355

RETAILING - 3.2%
36,380	*	1-800-FLOWERS.COM, Inc (Class A)	371,076
28,633	*	1stdibs.com, Inc	216,465
44,172		Aaron’s Co, Inc	906,851
81,432	*	Abercrombie & Fitch Co (Class A)	2,815,919
111,899		Academy Sports & Outdoors, Inc	4,180,547
14,388	*	aka Brands Holding Corp	50,790
221,222	e	American Eagle Outfitters, Inc	3,342,664
8,941	*	America’s Car-Mart, Inc	722,880
122,073		Arko Corp	1,131,617
33,063	*	Asbury Automotive Group, Inc	6,074,004
60,171	*	Barnes & Noble Education, Inc	182,920
138,604	*,e	Bed Bath & Beyond, Inc	1,886,400
26,152	e	Big 5 Sporting Goods Corp	378,419
44,044		Big Lots, Inc	1,360,960
42,493	*	Boot Barn Holdings, Inc	3,826,920
41,887		Buckle, Inc	1,301,010
53,668		Caleres, Inc	1,230,607
57,287	e	Camping World Holdings, Inc	1,471,130
101,579	*,e	CarLotz, Inc	90,192
74,186	*	CarParts.com, Inc	444,374
24,307		Cato Corp (Class A)	329,360
175,489	*	Chico’s FAS, Inc	930,092
18,530	*	Children’s Place, Inc	858,495
11,745	*	Citi Trends, Inc	328,508
27,958	*	Conn’s, Inc	437,543
39,122	*	Container Store Group, Inc	299,283
85,636		Designer Brands, Inc	1,183,489
7,875	e	Dillard’s, Inc (Class A)	2,392,504
11,609	*	Duluth Holdings, Inc	142,210
40,242		Franchise Group, Inc	1,500,624
39,470	*	Funko, Inc	642,966
20,983	*	Genesco, Inc	1,301,575
16,658	*,e	Greenlane Holdings Inc	5,747
24,148		Group 1 Automotive, Inc	4,205,133
32,196	*,e	Groupon, Inc	628,144
82,304	*,e	GrowGeneration Corp	486,417
57,108		Guess?, Inc	1,283,217
22,347		Haverty Furniture Cos, Inc	554,876
20,118		Hibbett Sports, Inc	868,695
18,169	e	JOANN, Inc	189,684
13,705	*,e	Kirkland’s, Inc	99,087
22,463	*	Lands’ End, Inc	314,931
11,502	*,e	Lazydays Holdings, Inc	223,484
31,498	*	Liquidity Services, Inc	454,201
8,835	*	Lulu’s Fashion Lounge Holdings, Inc	85,169
41,895	*	Lumber Liquidators, Inc	578,570
432,195		Macy’s, Inc	10,446,153
29,604	*	MarineMax, Inc	1,211,396
48,530		Monro Muffler, Inc	2,219,277
33,366		Murphy USA, Inc	7,794,298
118,102	*	National Vision Holdings, Inc	4,446,540
66,063	*	ODP Corp	2,842,691
236

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

14,176		OneWater Marine, Inc	$463,413
61,918	*,e	Overstock.com, Inc	2,077,968
153,715	*	Party City Holdco, Inc	474,979
30,325	e	PetMed Express, Inc	664,117
115,515	*	Porch Group, Inc	427,405
122,870	*	Quotient Technology, Inc	652,440
123,121	*	RealReal, Inc	667,316
25,989	*	Rent the Runway, Inc	164,770
92,369		Rent-A-Center, Inc	2,227,940
51,981	*	Revolve Group, Inc	2,196,717
158,597	*	Sally Beauty Holdings, Inc	2,397,987
97,181	*,e	Shift Technologies, Inc	130,223
24,101		Shoe Carnival, Inc	727,609
32,934		Shutterstock, Inc	2,493,762
75,196		Signet Jewelers Ltd	5,278,759
31,864	*	Sleep Number Corp	1,292,404
31,638		Sonic Automotive, Inc (Class A)	1,346,197
59,219	*	Sportsman’s Warehouse Holdings, Inc	569,095
115,618	*	Stitch Fix Inc	1,098,371
30,347		Tilly’s, Inc	267,661
25,481	*,e	Torrid Holdings, Inc	149,319
17,481	*	TravelCenters of America, Inc	664,453
100,398	*	Urban Outfitters, Inc	2,389,472
4,993		Winmark Corp	1,014,578
35,485	*,e	Xometry, Inc	1,164,618
28,692	*	Zumiez, Inc	1,050,988
		TOTAL RETAILING	113,322,665

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
32,313	*	Alpha & Omega Semiconductor Ltd	1,386,228
50,468	*	Ambarella, Inc	4,142,413
147,480		Amkor Technology, Inc	2,774,099
25,045	*,e	Atomera, Inc	261,720
48,710	*	Axcelis Technologies, Inc	2,652,259
62,521	*	AXT, Inc	368,874
32,245	*	Ceva, Inc	1,171,783
16	*,†	China Energy Savings Technology, Inc	0
40,283		CMC Materials, Inc	7,207,032
68,616	*	Cohu, Inc	1,822,441
28,964	*	Credo Technology Group Holding Ltd	319,763
63,151	*	Diodes, Inc	4,611,918
110,037	*	Formfactor, Inc	4,193,510
40,413	*	Ichor Holdings Ltd	1,176,422
27,632	*	Impinj, Inc	1,361,152
121,511	*,e	Kopin Corp	194,418
86,336		Kulicke & Soffa Industries, Inc	4,006,854
194,657	*	Lattice Semiconductor Corp	9,351,322
70,066	*	MACOM Technology Solutions Holdings, Inc	3,569,863
102,997	*	MaxLinear, Inc	4,930,466
285,347	*,e	Meta Materials, Inc	342,416
70,156	*	Nanometrics, Inc	4,990,898
71,057	*	NeoPhotonics Corp Ltd	1,075,803
7,462		NVE Corp	346,088
44,006	*	PDF Solutions, Inc	1,023,140
84,882	*	Photronics, Inc	1,272,381
84,131		Power Integrations, Inc	6,730,480
237

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

155,302	*	Rambus, Inc	$3,868,573
93,222	*	Semtech Corp	5,556,031
54,215	*	Silicon Laboratories, Inc	7,314,146
22,841	*	SiTime Corp	3,850,307
12,309	*,e	SkyWater Technology, Inc	75,331
69,700	*	SMART Global Holdings, Inc	1,579,402
115,292	*,e	SunPower Corp	1,903,471
56,631	*	Synaptics, Inc	8,406,306
63,013	*	Ultra Clean Holdings	1,964,115
72,694	*	Veeco Instruments, Inc	1,666,146
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	107,467,571

SOFTWARE & SERVICES - 7.0%
166,685	*	8x8, Inc	1,528,501
88,162		A10 Networks, Inc	1,258,953
168,346	*	ACI Worldwide, Inc	4,649,717
30,967	*	Agilysys, Inc	1,139,895
68,584	*	Alarm.com Holdings, Inc	4,189,111
42,923	*	Alkami Technology, Inc	562,291
65,882	*,e	Altair Engineering, Inc	3,578,710
42,903		American Software, Inc (Class A)	733,641
26,682	*	Appfolio, Inc	2,771,193
55,356	*,e	Appian Corp	2,646,017
7,635	*	Arteris, Inc	90,017
103,507	*,e	Asana, Inc	2,773,988
119,098	*	Avaya Holdings Corp	1,101,656
38,148	*,e	AvidXchange Holdings, Inc	312,432
39,105	*	Benefitfocus, Inc	416,468
68,929	*	BigCommerce Holdings, Inc	1,231,761
68,876	*	Blackbaud, Inc	3,995,497
78,321	*	Blackline, Inc	5,251,423
62,163	*	Bottomline Technologies, Inc	3,519,669
194,106	*	Box, Inc	5,943,526
52,707	*	Brightcove, Inc	371,584
134,265	*	BTRS Holdings, Inc	902,261
91,238	*	Cantaloupe, Inc	499,072
19,577		Cass Information Systems, Inc	757,826
55,932	*	Cerence Inc	1,649,994
45,049	*	ChannelAdvisor Corp	653,661
51,257	*,e	Cleanspark, Inc	332,658
62,915	*	Commvault Systems, Inc	3,837,815
228,994	*	Conduent, Inc	1,289,236
22,044	*	Consensus Cloud Solutions, Inc	1,162,160
33,520	*	Couchbase, Inc	569,840
22,184	*,e	CS Disco, Inc	681,271
46,972		CSG Systems International, Inc	2,887,369
19,558	*,e	Digimarc Corp	505,965
130,566	*	Digital Turbine, Inc	4,132,414
73,584	*	DigitalOcean Holdings, Inc	2,901,417
41,771	*	Domo, Inc	1,730,155
287,190	*,e	E2open Parent Holdings, Inc	2,222,851
38,501		Ebix, Inc	1,147,330
32,005	*	eGain Corp	331,252
32,846	*	Enfusion, Inc	419,443
24,108	*	EngageSmart, Inc	503,375
78,215	*	Envestnet, Inc	6,229,043
238

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

41,484	*	EverCommerce, Inc	$513,572
87,067		EVERTEC, Inc	3,430,440
68,767	*	Evo Payments, Inc	1,549,321
47,403	*	ExlService Holdings, Inc	6,453,918
81,626	*	Flywire Corp	2,490,409
27,194	*,e	GreenBox POS	98,170
63,899	*	Grid Dynamics Holdings, Inc	889,474
50,398	*	GTY Technology Holdings Inc	306,924
34,938		Hackett Group, Inc	820,694
32,351	*	I3 Verticals, Inc	888,035
8,594	*	IBEX Ltd	133,121
20,251	*	Instructure Holdings, Inc	366,543
19,278	*	Intapp, Inc	480,793
9,395	*,e	Intelligent Systems Corp	214,112
43,419		InterDigital, Inc	2,468,370
46,797	*	International Money Express Inc	929,856
76,290	*	JFrog Ltd	1,592,172
76,489	*,e	Kaltura, Inc	118,558
163,885	*	Limelight Networks, Inc	585,069
93,900	*	Liveperson, Inc	2,124,018
94,836	*	LiveRamp Holdings, Inc	2,970,264
135,562	*,e	Marathon Digital Holdings, Inc	2,114,767
87,675		MAXIMUS, Inc	6,389,754
31,294	*,e	MeridianLink, Inc	505,398
13,342	*,e	MicroStrategy, Inc (Class A)	4,725,336
89,224	*	Mimecast Ltd	7,109,368
59,675	*	Mitek Systems, Inc	666,570
50,201	*	Model N, Inc	1,297,194
123,367	*	MoneyGram International, Inc	1,249,708
39,105	*	ON24, Inc	495,460
53,118	*	OneSpan, Inc	750,557
119,365	*	Pagerduty, Inc	3,410,258
128,729	*	Paya Holdings, Inc	655,231
46,800	*	Perficient, Inc	4,652,388
86,534	*	Ping Identity Holding Corp	2,261,133
9,815	*,e	Priority Technology Holdings Inc	47,112
61,986		Progress Software Corp	2,974,088
57,434	*	PROS Holdings, Inc	1,604,132
78,758	*	Q2 Holdings, Inc	4,074,151
49,203	*	Qualys, Inc	6,705,385
74,371	*,e	Rackspace Technology, Inc	735,529
80,877	*	Rapid7, Inc	7,725,371
49,132	*,e	Rekor Systems, Inc	145,922
18,560	*	Remitly Global, Inc	206,016
123,186	*	Repay Holdings Corp	1,648,229
68,658	*	Rimini Street, Inc	395,470
155,490	*,e	Riot Blockchain, Inc	1,576,669
131,820	*	SailPoint Technologies Holding, Inc	8,414,071
44,478	*	Sapiens International Corp NV	1,033,669
13,501	*	SecureWorks Corp	149,051
11,953	*	ShotSpotter, Inc	328,110
69,634	*	Smith Micro Software, Inc	214,473
64,871	*	Sprout Social, Inc	3,975,295
52,051	*	SPS Commerce, Inc	6,226,861
26,354	*	StarTek, Inc	98,827
11,185	*	Stronghold Digital Mining, Inc	43,621
239

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

127,745	*	Sumo Logic, Inc	$1,198,248
191,268	*	SVMK, Inc	3,025,860
59,340	*	Telos Corp	462,259
131,738	*	Tenable Holdings, Inc	7,275,890
26,270		TTEC Holdings, Inc	1,938,989
13,579	*,e	Tucows, Inc	782,422
93,710	*	Unisys Corp	1,331,619
43,779	*	Upland Software, Inc	653,183
11,620	*,e	UserTesting, Inc	90,752
153,135	*	Varonis Systems, Inc	6,615,432
91,672	*	Verint Systems, Inc	5,001,624
36,492	*,e	Veritone, Inc	395,208
216,650	*	Verra Mobility Corp	3,039,600
17,360	*	Viant Technology, Inc	102,077
106,522	*,e	VirnetX Holding Corp	151,261
365,208	*	Vonage Holdings Corp	7,289,552
7,066	*	Weave Communications, Inc	33,493
62,169	*	Workiva, Inc	5,999,930
151,398		Xperi Holding Corp	2,361,809
173,918	*	Yext, Inc	1,006,985
161,837	*	Zuora Inc	1,969,556
		TOTAL SOFTWARE & SERVICES	248,167,214

TECHNOLOGY HARDWARE & EQUIPMENT - 3.3%
178,793	*	3D Systems Corp	2,027,513
28,250	*	908 Devices, Inc	501,437
70,879		Adtran, Inc	1,232,586
54,508		Advanced Energy Industries, Inc	4,170,952
159,607	*,e	Aeva Technologies, Inc	523,511
68,063	*,e	Akoustis Technologies, Inc	302,200
119,370	*	Arlo Technologies, Inc	923,924
15,093	*	Aviat Networks, Inc	451,281
50,153	*	Avid Technology, Inc	1,590,352
42,035		Badger Meter, Inc	3,391,804
63,617		Belden CDT, Inc	3,284,546
51,183		Benchmark Electronics, Inc	1,216,108
55,850	*	CalAmp Corp	305,499
79,026	*	Calix, Inc	3,153,928
15,390	*	Cambium Networks Corp	235,005
50,054	*	Casa Systems, Inc	245,265
15,803	*	Clearfield, Inc	920,209
35,226		Comtech Telecommunications Corp	479,074
36,950	*,e	Corsair Gaming, Inc	559,053
46,447		CTS Corp	1,642,830
55,737	*	Daktronics, Inc	186,719
112,680	*	Diebold, Inc	461,988
48,605	*	Digi International, Inc	919,607
26,323	*	DZS, Inc	318,245
45,149	*,e	Eastman Kodak Co	233,420
57,187	*	EMCORE Corp	197,295
38,822	*	ePlus, Inc	2,192,667
183,229	*	Extreme Networks, Inc	1,758,998
52,992	*	Fabrinet	5,203,284
27,761	*	FARO Technologies, Inc	951,925
126,869	*	Harmonic, Inc	1,053,013
32,348	*	Identiv, Inc	394,322
240

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

151,156	*	II-VI, Inc	$9,252,259
264,557	*	Infinera Corp	2,034,443
130,514	*,e	Inseego Corp	371,965
48,705	*	Insight Enterprises, Inc	4,839,816
60,654	*	Iteris, Inc	156,487
64,683	*	Itron, Inc	3,090,554
36,276	*	Kimball Electronics, Inc	647,164
129,201	*	Knowles Corp	2,392,802
25,893	*	KVH Industries, Inc	206,367
46,474	*	Luna Innovations, Inc	256,536
52,952		Methode Electronics, Inc	2,362,189
237,128	*,e	Microvision, Inc	765,923
40,341	*	Napco Security Technologies, Inc	705,967
42,898	*	Netgear, Inc	930,887
98,761	*	Netscout Systems, Inc	3,041,839
64,894	*	nLight, Inc	853,356
50,276	*	Novanta, Inc	6,470,521
23,698	*	OSI Systems, Inc	1,874,512
186,294	*,e	Ouster, Inc	616,633
37,135	*,e	PAR Technology Corp	1,226,940
15,879		PC Connection, Inc	785,852
59,775	*	Plantronics, Inc	2,382,631
40,969	*	Plexus Corp	3,324,225
124,418	*,e	Quantum Corp	232,662
111,945	*	Ribbon Communications, Inc	386,210
26,568	*	Rogers Corp	7,192,489
88,248	*	Sanmina Corp	3,608,461
37,262	*	Scansource, Inc	1,275,851
62,711	*	Super Micro Computer, Inc	2,640,133
149,759	*	TTM Technologies, Inc	2,089,138
23,429	*	Turtle Beach Corp	389,859
110,692	*	Velodyne Lidar, Inc	208,101
326,609	*	Viavi Solutions, Inc	4,683,573
189,163		Vishay Intertechnology, Inc	3,524,107
19,462	*	Vishay Precision Group, Inc	607,409
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	116,456,421

TELECOMMUNICATION SERVICES - 0.7%
15,413	*	Anterix, Inc	799,010
16,039		ATN International, Inc	633,540
33,774	*	Bandwidth Inc	747,081
61,300		Cogent Communications Group, Inc	3,586,050
105,124	*	Consolidated Communications Holdings, Inc	625,488
55,292	*	EchoStar Corp (Class A)	1,291,068
880,509	*,e	Globalstar, Inc	1,021,390
85,280	*,e	Gogo, Inc	1,570,005
21,164	*	IDT Corp (Class B)	560,423
169,530	*	Iridium Communications, Inc	6,053,916
56,787	*	Liberty Latin America Ltd (Class A)	524,712
225,005	*	Liberty Latin America Ltd (Class C)	2,079,046
34,046	*	Ooma, Inc	437,151
102,029	*	Radius Global Infrastructure, Inc	1,267,200
68,994		Shenandoah Telecom Co	1,393,679
147,821		Telephone & Data Systems, Inc	2,708,081
10,684	*,e	Telesat Corp	120,088
19,860	*	US Cellular Corp	571,571
		TOTAL TELECOMMUNICATION SERVICES	25,989,499
241

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 1.9%
85,464	*	Air Transport Services Group, Inc	$2,675,023
21,916	*	Allegiant Travel Co	3,401,144
35,551		ArcBest Corp	2,565,360
40,656	*	Atlas Air Worldwide Holdings, Inc	2,802,825
59,423	*	Avis Budget Group, Inc	15,905,754
75,689		Costamare, Inc	1,014,989
19,684		Covenant Transportation Group, Inc	404,309
58,964	*	Daseke, Inc	495,298
13,046		Eagle Bulk Shipping, Inc	811,983
38,891		Forward Air Corp	3,771,260
46,552	*,e	Frontier Group Holdings, Inc	493,917
43,381		Genco Shipping & Trading Ltd	955,683
77,624	*	Hawaiian Holdings, Inc	1,316,503
66,883		Heartland Express, Inc	922,985
47,634	*	Hub Group, Inc (Class A)	3,199,099
27,447	*	HyreCar, Inc	42,817
80,729		Marten Transport Ltd	1,403,070
60,088		Matson, Inc	5,168,770
32,524	*	Mesa Air Group, Inc	110,582
10,560	*	PAM Transportation Services, Inc	320,918
61,458	*	Radiant Logistics, Inc	354,613
88,443		Safe Bulkers, Inc	363,501
37,868	*	Saia, Inc	7,799,293
72,171	*	Skywest, Inc	2,103,785
140,191	*	Spirit Airlines, Inc	3,309,910
44,117	*	Sun Country Airlines Holdings, Inc	1,213,659
11,955		Universal Logistics Holdings Inc	242,447
37,863	*	US Xpress Enterprises, Inc	125,327
87,028		Werner Enterprises, Inc	3,448,920
67,541	*	Yellow Corp	302,584
		TOTAL TRANSPORTATION	67,046,328

UTILITIES - 3.1%
75,671		Allete, Inc	4,490,317
53,839		American States Water Co	4,234,976
11,287		Artesian Resources Corp	524,845
100,000		Avista Corp	4,057,000
92,170		Black Hills Corp	6,750,531
90,492	e	Brookfield Infrastructure Corp	6,417,693
32,021	*	Cadiz, Inc	63,402
74,564		California Water Service Group	3,867,635
24,129		Chesapeake Utilities Corp	3,020,227
47,951		Clearway Energy, Inc (Class A)	1,362,767
117,333		Clearway Energy, Inc (Class C)	3,582,176
17,733		Global Water Resources, Inc	253,937
51,750		MGE Energy, Inc	4,029,772
25,076		Middlesex Water Co	2,230,510
137,149		New Jersey Resources Corp	5,919,351
43,473		Northwest Natural Holding Co	2,079,314
76,437		NorthWestern Corp	4,333,213
75,573		ONE Gas, Inc	6,376,094
65,337		Ormat Technologies, Inc	5,076,685
59,180		Otter Tail Corp	3,430,073
242

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

SHARES		COMPANY			VALUE

121,286		PNM Resources, Inc			$5,659,205
129,763		Portland General Electric Co			6,141,683
29,806	*	Pure Cycle Corp			311,473
39,548		SJW Corp			2,333,332
149,767		South Jersey Industries, Inc			5,120,534
95,447		Southwest Gas Holdings Inc			8,409,835
72,044		Spire, Inc			5,241,201
125,135	*	Sunnova Energy International, Inc			2,161,081
23,193		Unitil Corp			1,182,843
20,201		Via Renewables, Inc			144,235
18,462		York Water Co			714,110
		TOTAL UTILITIES			109,520,050

		TOTAL COMMON STOCKS			3,542,943,485
		(Cost $2,835,309,703)

RIGHTS / WARRANTS - 0.0%				EXPIRATION DATE

ENERGY - 0.0%
4,570	e	Nabors Industries Ltd		06/11/26	143,498
4,137		Whiting Petroleum Corp		09/01/24	63,089
2,068	e	Whiting Petroleum Corp		09/01/25	26,657
		TOTAL ENERGY			233,244

HEALTH CARE EQUIPMENT & SERVICES - 0.0%
20,313		Pulse Biosciences, Inc			4,672
		TOTAL HEALTH CARE EQUIPMENT & SERVICES			4,672

MEDIA & ENTERTAINMENT - 0.0%
122,474	†	Media General, Inc			0
		TOTAL MEDIA & ENTERTAINMENT			0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
20,265	†	Chinook Therapeutics, Inc			0
9,351	†	Tobira Therapeutics, Inc			561
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			561

		TOTAL RIGHTS / WARRANTS			238,477
		(Cost $561)

			RATE
SHORT-TERM INVESTMENTS - 3.5%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.5%
123,403,966	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310%		123,403,966
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			123,403,966

		TOTAL SHORT-TERM INVESTMENTS			123,403,966
		(Cost $123,403,966)
		TOTAL INVESTMENTS - 103.5%			3,666,585,928
		(Cost $2,958,714,230)
		OTHER ASSETS & LIABILITIES, NET - (3.5)%			(122,384,333)
		NET ASSETS - 100.0%			$3,544,201,595

		REIT Real Estate Investment Trust
243

TIAA-CREF FUNDS – Small-Cap Blend Index Fund

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $157,009,941.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $5,412,393 or 0.2% of net assets.
244

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

					MATURITY
PRINCIPAL			ISSUER	RATE	DATE	VALUE

CORPORATE BONDS - 0.0%

INDIA - 0.0%
INR	1,648,737		Britannia Industries Ltd	5.500%	06/03/24	$21,350
			TOTAL INDIA			21,350

			TOTAL CORPORATE BONDS			21,350
			(Cost $22,656)

SHARES			COMPANY

COMMON STOCKS - 98.7%

BRAZIL - 5.2%
	167,400		Alpargatas S.A.			663,648
	3,464,697		AMBEV S.A.			10,175,548
	464,688		Americanas S.A.			2,255,790
	310,700		Atacadao Distribuicao Comercio e Industria Ltd			1,292,711
	4,302,446		B3 SA-Brasil Bolsa Balcao			11,574,254
	1,155,028		Banco Bradesco S.A.			3,483,342
	3,792,704		Banco Bradesco S.A. (Preference)			13,793,185
	866,500		Banco BTG Pactual S.A. - Unit			4,046,862
	612,483		Banco do Brasil S.A.			4,115,472
	292,137		Banco Inter S.A.			896,392
	252,674		Banco Santander Brasil S.A.			1,622,670
	499,948		BB Seguridade Participacoes S.A.			2,571,563
	144,900		Braskem S.A.			1,178,790
	583,205	*	BRF S.A.			1,601,943
	232,825		Centrais Eletricas Brasileiras S.A.			1,906,321
	170,592		Centrais Eletricas Brasileiras S.A. (Preference)			1,385,384
	980,356		Cia de Concessoes Rodoviarias			2,460,829
	237,858		Cia de Saneamento Basico do Estado de Sao Paulo			2,142,379
	814,258		Cia Energetica de Minas Gerais			2,416,118
	489,230		Cia Siderurgica Nacional S.A.			2,084,988
	732,904		Cosan SA Industria e Comercio			3,113,095
	112,500		Energisa S.A.			1,084,052
	119,825		Engie Brasil Energia S.A.			1,015,517
	688,465		Equatorial Energia S.A.			3,570,474
	764,575		Gerdau S.A. (Preference)			4,325,522
	3,074,186	g	Hapvida Participacoes e Investimentos S.A.			5,453,253
	229,082		Hypermarcas S.A.			1,733,887
	3,141,003		Investimentos Itau S.A. - PR			5,851,321
245

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

3,451,253		Itau Unibanco Holding S.A.	$16,663,075
488,133		Klabin S.A.	2,047,731
432,306		Localiza Rent A Car	4,629,149
672,054		Lojas Renner S.A.	3,228,447
2,092,660		Magazine Luiza S.A.	2,065,591
613,319		Natura & Co Holding S.A.	2,306,172
646,100	*	Petro Rio S.A.	3,489,289
2,723,716		Petroleo Brasileiro S.A.	18,422,731
3,472,668		Petroleo Brasileiro S.A. (Preference)	21,268,902
810,615		Raia Drogasil S.A.	3,431,704
283,700	g	Rede D’Or Sao Luiz S.A.	2,107,687
964,927		Rumo S.A.	3,194,987
518,820		Suzano SA	5,206,092
402,321		Telefonica Brasil S.A.	4,328,412
589,466		TIM S.A.	1,607,217
326,900		Totvus S.A.	2,113,895
614,760		Ultrapar Participacoes S.A.	1,625,201
2,896,533		Vale S.A.	48,797,466
787,927		Vibra Energia S.A.	3,365,936
1,183,834		Weg S.A.	7,207,476
		TOTAL BRAZIL	254,922,470

CHILE - 0.5%
37,569,430		Banco de Chile	3,751,392
35,980		Banco de Credito e Inversiones	1,113,458
38,044,761		Banco Santander Chile S.A.	1,830,499
1,118,207		Cencosud S.A.	1,789,897
104,410		Cia Cervecerias Unidas S.A.	697,895
870,584		Empresas CMPC S.A.	1,297,566
281,151		Empresas COPEC S.A.	2,067,190
17,037,926		Enel Chile S.A.	449,344
14,887,715		Enersis S.A.	1,559,023
543,442		SACI Falabella	1,526,272
99,602		Sociedad Quimica y Minera de Chile S.A. (Class B)	7,393,413
		TOTAL CHILE	23,475,949

CHINA - 29.9%
63,100		360 Finance, Inc (ADR)	910,533
202,200		360 Security Technology, Inc	249,071
890,500	*,g	3SBio, Inc	628,241
20,133	*,e	51job, Inc (ADR)	1,225,093
523,000	e	AAC Technologies Holdings, Inc	1,221,615
41,900		Addsino Co Ltd	56,860
21,582	*	Advanced Micro-Fabrication Equipment, Inc China	339,833
38,500		AECC Aero-Engine Control Co Ltd	138,735
90,500		AECC Aviation Power Co Ltd	515,282
834,000		Agile Property Holdings Ltd	399,394
19,575,064		Agricultural Bank of China Ltd	7,341,859
4,195,600		Agricultural Bank of China Ltd (Class A)	1,944,702
196,629		Aier Eye Hospital Group Co Ltd	1,061,250
356,390	*	Air China Ltd	508,003
1,412,000	*,e	Air China Ltd (H shares)	951,749
98,530		Airtac International Group	2,673,923
190,000	*,g	Akeso, Inc	354,459
10,846,720	*	Alibaba Group Holding Ltd	132,304,793
246

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

2,718,284	*	Alibaba Health Information Technology Ltd	$1,531,547
497,250	g	A-Living Services Co Ltd	786,436
2,836,000	*	Aluminum Corp of China Ltd	1,300,531
542,300	*	Aluminum Corp of China Ltd (Class A)	384,954
22,700		Angel Yeast Co Ltd	131,730
938,782		Anhui Conch Cement Co Ltd	5,101,370
153,300		Anhui Conch Cement Co Ltd (Class A)	926,300
101,151		Anhui Gujing Distillery Co Ltd	1,345,818
17,000		Anhui Gujing Distillery Co Ltd (Class A)	500,934
15,200		Anhui Honglu Steel Construction Group Co Ltd	83,111
17,100		Anhui Kouzi Distillery Co Ltd	132,150
28,600		Anhui Yingjia Distillery Co Ltd	247,650
779,451		Anta Sports Products Ltd	8,957,830
35,100		Apeloa Pharmaceutical Co Ltd	99,060
11,000		Asymchem Laboratories Tianjin Co Ltd	442,472
16,310	*	Autel Intelligent Technology Corp Ltd	69,332
24,540		Autobio Diagnostics Co Ltd	169,746
55,400		Autohome, Inc (ADR)	1,610,478
45,600		Avary Holding Shenzhen Co Ltd	202,011
294,858		Avic Capital Co Ltd	171,203
90,600		AVIC Electromechanical Systems Co Ltd	135,193
1,054,861		AviChina Industry & Technology Co	572,327
14,700		AVICOPTER plc	94,591
197,689	*	Baidu, Inc (ADR)	24,547,043
1,601,400		Bank of Beijing Co Ltd	1,107,052
469,200		Bank of Changsha Co Ltd	526,729
155,305		Bank of Chengdu Co Ltd	393,317
2,424,900		Bank of China Ltd - A	1,186,322
57,828,953		Bank of China Ltd - H	22,691,066
2,239,600		Bank of Communications Co Ltd - A	1,720,512
6,736,934		Bank of Communications Co Ltd - H	4,688,157
195,500		Bank of Hangzhou Co Ltd	450,333
595,410		Bank of Jiangsu Co Ltd	657,781
422,900		Bank of Nanjing Co Ltd	740,366
248,568		Bank of Ningbo Co Ltd	1,357,855
1,036,890		Bank of Shanghai Co Ltd	1,018,037
814,500		Baoshan Iron & Steel Co Ltd	792,660
155,900		BBMG Corp	66,004
32,300	*	BeiGene Ltd (ADR)	5,168,000
16,100		Beijing BDStar Navigation Co Ltd	67,148
1,828,830	*	Beijing Capital International Airport Co Ltd	999,103
132,200		Beijing Dabeinong Technology Group Co Ltd	142,957
19,500		Beijing Easpring Material Technology Co Ltd	195,408
16,920		Beijing E-Hualu Information Technology Co Ltd	37,255
67,700		Beijing Enlight Media Co Ltd	74,196
393,500		Beijing Enterprises Holdings Ltd	1,330,284
2,887,583		Beijing Enterprises Water Group Ltd	934,097
19,254		Beijing Kingsoft Office Software, Inc	547,096
38,900		Beijing Kunlun Tech Co Ltd	84,044
49,500		Beijing New Building Materials plc	216,593
202,800		Beijing Originwater Technology Co Ltd	143,255
2,193		Beijing Roborock Technology Co Ltd	190,084
28,420		Beijing Shiji Information Technology Co Ltd	77,231
21,000		Beijing Shunxin Agriculture Co Ltd	64,781
35,100		Beijing Sinnet Technology Co Ltd	51,027
67,320		Beijing Tiantan Biological Products Corp Ltd	200,012
247

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

10,400		Beijing United Information Technology Co Ltd	$151,355
24,070		Beijing Wantai Biological Pharmacy Enterprise Co Ltd	589,783
6,100	*	Beijing Yuanliu Hongyuan Electronic Technology Co Ltd	108,051
1,891,400		Beijing-Shanghai High Speed Railway Co Ltd	1,312,024
11,900	*	Betta Pharmaceuticals Co Ltd	77,153
16,700		BGI Genomics Co Ltd	158,957
118,500	*,e	Bilibili, Inc (ADR)	2,884,290
91,800		BOC International China Co Ltd	172,382
1,376,500		BOE Technology Group Co Ltd	788,687
2,330,000	e	Bosideng International Holdings Ltd	1,162,136
1,671,945	*,†	Brilliance China Automotive Holdings Ltd	763,508
73,000		BYD Co Ltd	2,656,530
601,000		BYD Co Ltd (H shares)	17,490,135
472,500	e	BYD Electronic International Co Ltd	941,858
51,300		By-health Co Ltd	155,422
39,900		C&S Paper Co Ltd	63,283
195,650		Caitong Securities Co Ltd	209,681
52,600	*,e,g	CanSino Biologics, Inc	558,138
6,152	*	CanSino Biologics, Inc	141,573
147,500		CECEP Solar Energy Co Ltd	148,445
260,900		CECEP Wind-Power Corp	157,885
6,220,000	g	CGN Power Co Ltd	1,747,841
15,300		Chacha Food Co Ltd	122,808
16,900		Changchun High & New Technology Industry Group, Inc	399,900
400,200		Changjiang Securities Co Ltd	334,091
5,100		Changzhou Xingyu Automotive Lighting Systems Co Ltd	98,418
127,100		Chaozhou Three-Circle Group Co Ltd	549,296
108,600		Chengtun Mining Group Co Ltd	113,610
34,400	*	Chengxin Lithium Group Co Ltd	228,589
55,800	*	Chifeng Jilong Gold Mining Co Ltd	154,983
161,600		China Baoan Group Co Ltd	218,192
1,633,500	g	China Bohai Bank Co Ltd	268,538
5,657,000		China Cinda Asset Management Co Ltd	953,911
7,203,530		China Citic Bank	3,661,190
1,708,000		China Coal Energy Co	1,437,907
2,220,000		China Communications Services Corp Ltd	1,011,078
1,200,500		China Conch Venture Holdings Ltd	3,117,425
918,600		China Construction Bank Corp - A	842,685
69,211,641		China Construction Bank Corp - H	49,306,304
171,100		China CSSC Holdings Ltd	404,861
270,700	*	China Eastern Airlines Corp Ltd	192,670
763,000		China Education Group Holdings Ltd	650,257
1,330,900	*	China Energy Engineering Corp Ltd	484,747
1,415,800		China Everbright Bank Co Ltd - A	682,812
2,724,000		China Everbright Bank Co Ltd - H	986,817
2,607,888		China Everbright International Ltd	1,530,758
2,432,000	g	China Feihe Ltd	2,312,267
2,723,245		China Galaxy Securities Co Ltd	1,481,235
135,300		China Galaxy Securities Co Ltd (Class A)	188,700
2,077,468		China Gas Holdings Ltd	2,532,365
86,400		China Great Wall Securities Co Ltd	107,045
74,800		China Greatwall Technology Group Co Ltd	101,573
1,645,500		China Hongqiao Group Ltd	2,047,379
2,230,000	*,†	China Huishan Dairy Holdings Co Ltd	2,842
1,152,024		China Insurance International Holdings Co Ltd	1,317,069
46,100		China International Capital Corp Ltd	259,641
248

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,052,606	g	China International Capital Corp Ltd	$2,109,814
78,700		China International Travel Service Corp Ltd	2,141,871
2,718,000		China Jinmao Holdings Group Ltd	893,284
129,044		China Jushi Co Ltd	305,419
716,000		China Lesso Group Holdings Ltd	895,380
5,508,880		China Life Insurance Co Ltd	8,005,348
84,000		China Life Insurance Co Ltd (Class A)	322,127
260,200	*,e,g	China Literature Ltd	1,093,392
2,422,341		China Longyuan Power Group Corp	4,672,242
913,000		China Medical System Holdings Ltd	1,307,185
366,000		China Meidong Auto Holdings Ltd	1,204,643
2,256,000		China Mengniu Dairy Co Ltd	12,175,674
2,801,868		China Merchants Bank Co Ltd	16,887,544
881,795		China Merchants Bank Co Ltd (Class A)	5,315,059
1,178,894		China Merchants Holdings International Co Ltd	2,058,109
247,620		China Merchants Securities Co Ltd	476,846
379,500		China Merchants Shekou Industrial Zone Holdings Co Ltd	901,802
43,000		China Minmetals Rare Earth Co Ltd	149,819
2,283,100		China Minsheng Banking Corp Ltd - A	1,279,233
4,267,602	e	China Minsheng Banking Corp Ltd - H	1,618,245
2,388,000		China Molybdenum Co Ltd	1,187,548
698,100		China Molybdenum Co Ltd (Class A)	489,665
3,053,913		China National Building Material Co Ltd	4,064,183
256,700		China National Chemical Engineering Co Ltd	352,311
73,600		China National Medicines Corp Ltd	327,983
493,400		China National Nuclear Power Co Ltd	528,906
144,400		China Northern Rare Earth Group High-Tech Co Ltd	685,766
1,694,773		China Oilfield Services Ltd	1,735,039
1,977,294		China Overseas Land & Investment Ltd	6,108,410
665,000		China Overseas Property Holdings Ltd	787,165
256,000		China Pacific Insurance Group Co Ltd - A	802,620
2,062,200		China Pacific Insurance Group Co Ltd - H	4,571,841
3,800,000		China Power International Development Ltd	1,837,360
1,383,800		China Railway Group Ltd - A	1,483,565
3,078,000		China Railway Group Ltd - H	2,155,716
143,819		China Railway Signal & Communication Corp Ltd	93,952
1,042,677		China Resources Beer Holdings Company Ltd	6,124,516
2,157,226		China Resources Cement Holdings Ltd	1,789,929
750,000		China Resources Gas Group Ltd	2,818,040
2,287,555		China Resources Land Ltd	10,216,707
45,334		China Resources Microelectronics Ltd	330,732
425,600	g	China Resources Mixc Lifestyle Services Ltd	2,044,716
1,377,372		China Resources Power Holdings Co	2,589,913
123,800		China Resources Sanjiu Medical & Pharmaceutical Co Ltd	693,145
381,600		China Shenhua Energy Co Ltd - A	1,774,340
2,564,000		China Shenhua Energy Co Ltd - H	8,191,607
1,198,000	*,e	China Southern Airlines Co Ltd	669,068
454,500	*	China Southern Airlines Co Ltd (Class A)	446,491
2,338,100		China State Construction Engineering Corp Ltd	2,219,962
1,400,000		China State Construction International Holdings Ltd	1,806,894
1,866,000		China Suntien Green Energy Cor	1,053,394
1,216,400		China Three Gorges Renewables Group Co Ltd	1,066,947
23,716,778	g	China Tower Corp Ltd	2,767,966
31,700		China TransInfo Technology Co Ltd	40,853
1,425,400		China Vanke Co Ltd	3,361,092
454,300		China Vanke Co Ltd (Class A)	1,334,667
249

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

739,000		China Yangtze Power Co Ltd	$2,540,204
18,500		China Zhenhua Group Science & Technology Co Ltd	294,333
1,509,800		China Zheshang Bank Co Ltd	756,697
1,726,000		Chinasoft International Ltd	1,396,577
104,000	*	Chindata Group Holdings Ltd (ADR)	648,960
18,500		Chongqing Brewery Co Ltd	349,423
246,820		Chongqing Changan Automobile Co Ltd	387,290
26,500		Chongqing Fuling Zhacai Group Co Ltd	139,545
1,224,600		Chongqing Rural Commercial Bank Co Ltd	716,144
66,800		Chongqing Zhifei Biological Products Co Ltd	953,789
2,622,585		CIFI Holdings Group Co Ltd	1,261,510
4,180,738		Citic Pacific Ltd	4,325,012
1,975,324		CITIC Securities Co Ltd	4,340,050
493,580		CITIC Securities Co Ltd (Class A)	1,459,625
14,200		CNGR Advanced Material Co Ltd	179,004
89,700		CNNC Hua Yuan Titanium Dioxide Co Ltd	99,179
99,600		Contemporary Amperex Technology Co Ltd	6,088,950
1,414,196		COSCO Pacific Ltd	1,008,373
317,000		COSCO SHIPPING Development Co Ltd	147,455
408,100		COSCO SHIPPING Energy Transportation Co Ltd	486,224
500,610	*	COSCO SHIPPING Holdings Co Ltd - A	1,080,988
2,409,800	*	COSCO SHIPPING Holdings Co Ltd - H	3,749,073
6,108,416	e	Country Garden Holdings Co Ltd	4,225,047
1,408,000		Country Garden Services Holdings Co Ltd	5,934,410
150,700		CSC Financial Co Ltd	487,785
6,311,489		CSPC Pharmaceutical Group Ltd	6,452,522
49,456		Da An Gene Co Ltd of Sun Yat-Sen University	134,767
53,700	*	Dada Nexus Ltd (ADR)	409,731
2,006,000	g	Dali Foods Group Co Ltd	1,020,860
1,109,200		Daqin Railway Co Ltd	1,118,582
42,100	*	Daqo New Energy Corp (ADR)	1,750,097
24,000		DaShenLin Pharmaceutical Group Co Ltd	95,718
66,900		DHC Software Co Ltd	58,505
199,897	*	DiDi Global, Inc (ADR)	375,806
34,200		Do-Fluoride New Materials Co Ltd	161,689
56,200		Dong-E-E-Jiao Co Ltd	257,047
90,400		Dongfang Electric Corp Ltd	170,959
1,953,917		Dongfeng Motor Group Co Ltd	1,425,373
231,500		Dongxing Securities Co Ltd	286,943
1,077,000		Dongyue Group	1,267,934
518,188		East Money Information Co Ltd	1,766,958
18,900		Ecovacs Robotics Co Ltd	306,942
599,900		ENN Energy Holdings Ltd	8,035,705
60,900		ENN Natural Gas Co Ltd	150,664
78,661		Eve Energy Co Ltd	770,014
581,000		Ever Sunshine Lifestyle Services Group Ltd	769,479
123,000		Everbright Securities Co Ltd	210,887
142,860		Fangda Carbon New Material Co Ltd	151,975
1,007,000	e	Far East Horizon Ltd	821,388
93,400		FAW Jiefang Group Co Ltd	114,385
180,700		Fiberhome Telecommunication Technologies Co Ltd	366,097
178,400		First Capital Securities Co Ltd	148,828
55,300		Flat Glass Group Co Ltd	336,295
272,000	e	Flat Glass Group Co Ltd	972,624
552,340		Focus Media Information Technology Co Ltd	485,053
168,404		Foshan Haitian Flavouring & Food Co Ltd	2,071,011
250

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,922,452		Fosun International	$2,026,055
353,400		Founder Securities Co Ltd	325,790
228,600		Foxconn Industrial Internet Co Ltd	328,586
12,000		Fu Jian Anjoy Foods Co Ltd	234,876
68,400	*	Fujian Sunner Development Co Ltd	168,329
65,000		Fuyao Glass Industry Group Co Ltd - A	347,821
390,498	g	Fuyao Glass Industry Group Co Ltd - H	1,595,455
41,600		Ganfeng Lithium Co Ltd	689,922
195,800	g	Ganfeng Lithium Co Ltd	2,343,572
1,500		G-bits Network Technology Xiamen Co Ltd	76,300
286,300	*	GCL System Integration Technology Co Ltd	118,573
1,721,500		GD Power Development Co Ltd	783,086
62,458	*	GDS Holdings Ltd (ADR)	1,962,430
4,343,828		Geely Automobile Holdings Ltd	6,716,378
268,600		GEM Co Ltd	272,292
300,600		Gemdale Corp	652,592
824,000	*	Genscript Biotech Corp	2,327,471
821,800		GF Securities Co Ltd	1,027,130
228,200		GF Securities Co Ltd (Class A)	549,336
35,800		Giant Network Group Co Ltd	44,534
27,468		Gigadevice Semiconductor Beijing, Inc	511,212
9,500		Ginlong Technologies Co Ltd	275,207
136,500		GoerTek, Inc	718,208
7,509,968	*,e	GOME Electrical Appliances Holdings Ltd	363,779
70,200		Gotion High-tech Co Ltd	282,474
2,302,766		Great Wall Motor Co Ltd	3,224,855
81,000		Great Wall Motor Co Ltd	301,547
147,600		Gree Electric Appliances, Inc of Zhuhai	695,252
505,665		Greenland Holdings Corp Ltd	367,767
614,000		Greentown China Holdings Ltd	1,078,245
993,305		Greentown Service Group Co Ltd	988,864
51,700		GRG Banking Equipment Co Ltd	66,522
83,900		Guangdong Haid Group Co Ltd	781,892
2,296,000		Guangdong Investments Ltd	2,939,665
9,200		Guangdong Kinlong Hardware Products Co Ltd	107,938
671,700		Guanghui Energy Co Ltd	903,486
2,070,851		Guangzhou Automobile Group Co Ltd - H	1,755,866
42,100		Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd	185,031
41,100		Guangzhou Haige Communications Group, Inc Co	56,251
11,600		Guangzhou Kingmed Diagnostics Group Co Ltd	143,226
1,120,400	e	Guangzhou R&F Properties Co Ltd	415,923
20,272		Guangzhou Shiyuan Electronic Technology Co Ltd	235,247
34,600	*	Guangzhou Tinci Materials Technology Co Ltd	388,139
182,450		Guangzhou Yuexiu Financial Holdings Group Co Ltd	202,414
122,100		Guolian Securities Co Ltd	171,676
134,800		Guosen Securities Co Ltd	196,910
221,800		Guotai Junan Securities Co Ltd	487,200
339,630		Guoyuan Securities Co Ltd	308,647
841,000	e,g	Haidilao International Holding Ltd	1,632,379
1,667,800		Haier Smart Home Co Ltd	5,891,994
236,500		Haier Smart Home Co Ltd	920,148
434,000		Haitian International Holdings Ltd	1,068,260
2,063,600		Haitong Securities Co Ltd	1,441,163
394,700		Haitong Securities Co Ltd (Class A)	537,795
37,700	*	Hang Zhou Great Star Industrial Co Ltd	87,782
40,740		Hangzhou First Applied Material Co Ltd	565,989
251

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

32,700		Hangzhou Oxygen Plant Group Co Ltd	$128,866
99,600		Hangzhou Robam Appliances Co Ltd	463,876
46,500		Hangzhou Silan Microelectronics Co Ltd	290,632
16,000		Hangzhou Tigermed Consulting Co Ltd - A	215,028
78,400	g	Hangzhou Tigermed Consulting Co Ltd - H	759,813
896,000	g	Hansoh Pharmaceutical Group Co Ltd	1,475,827
13,500		Hefei Meiya Optoelectronic Technology, Inc	46,141
47,000		Heilongjiang Agriculture Co Ltd	100,020
150,264		Hello Group, Inc (ADR)	799,404
115,100		Henan Shuanghui Investment & Development Co Ltd	517,183
518,500		Hengan International Group Co Ltd	2,450,339
273,320		Hengli Petrochemical Co Ltd	860,193
1,788,000	*,e	HengTen Networks Group Ltd	428,539
127,300		Hengtong Optic-electric Co Ltd	193,054
354,660		Hengyi Petrochemical Co Ltd	408,828
768,900		Hesteel Co Ltd	270,445
20,000		Hithink RoyalFlush Information Network Co Ltd	246,890
53,600	*	Hongfa Technology Co Ltd	391,029
497,310	e	Hopson Development Holdings Ltd	958,860
18,500		Hoshine Silicon Industry Co Ltd	220,924
352,051	*,g	Hua Hong Semiconductor Ltd	1,367,109
408,000		Huadian Power International Corp Ltd (Class A)	230,055
97,400		Huadong Medicine Co Ltd	499,977
146,400		Huafon Chemical Co Ltd	171,650
28,600		Huagong Tech Co Ltd	72,384
57,720		Hualan Biological Engineering, Inc	145,242
352,000		Huaneng Power International, Inc - A	385,402
2,565,110		Huaneng Power International, Inc - H	1,288,568
1,015,600	g	Huatai Securities Co Ltd	1,395,872
216,000		Huatai Securities Co Ltd (Class A)	433,200
135,500		Huaxi Securities Co Ltd	142,528
1,111,500		Huaxia Bank Co Ltd	916,243
122,700		Huaxin Cement Co Ltd	405,375
121,373		Huayu Automotive Systems Co Ltd	358,002
123,566		Huazhu Group Ltd (ADR)	3,736,636
47,800		Hubei Xingfa Chemicals Group Co Ltd	229,836
13,600		Huizhou Desay Sv Automotive Co Ltd	243,826
40,800		Humanwell Healthcare Group Co Ltd	96,355
214,500		Hunan Valin Steel Co Ltd	188,055
51,305		Hundsun Technologies, Inc	294,958
64,629	*,e	Hutchison China MediTech Ltd (ADR)	975,252
246,000	e,g	Hygeia Healthcare Holdings Co Ltd	1,188,762
108,200		Iflytek Co Ltd	600,777
27,500	*	I-Mab (ADR)	344,850
10,900		Imeik Technology Development Co Ltd	847,896
3,336,000		Industrial & Commercial Bank of China Ltd - A	2,413,765
41,008,777		Industrial & Commercial Bank of China Ltd - H	24,720,349
911,500		Industrial Bank Co Ltd	2,811,169
289,600		Industrial Securities Co Ltd	283,502
16,400		Ingenic Semiconductor Co Ltd	182,560
1,554,900		Inner Mongolia BaoTou Steel Union Co Ltd	439,685
343,300		Inner Mongolia Junzheng Energy & Chemical Industry Group Co Ltd	226,301
276,800		Inner Mongolia Yili Industrial Group Co Ltd	1,608,836
186,500	*	Inner Mongolia Yuan Xing Energy Co Ltd	237,967
850,500	*,g	Innovent Biologics, Inc	2,637,775
46,000		Inspur Electronic Information Industry Co Ltd	171,007
252

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

20,400	*	Intco Medical Technology Co Ltd	$88,684
262,167	*,e	IQIYI, Inc (ADR)	933,315
56,400		JA Solar Technology Co Ltd	688,417
30,740		Jafron Biomedical Co Ltd	191,915
18,200		Jason Furniture Hangzhou Co Ltd	159,608
256,200	*,e,g	JD Health International, Inc	1,597,166
1,440,119	*	JD.com, Inc	44,900,802
136,200		Jiangsu Eastern Shenghong Co Ltd	251,098
1,108,000		Jiangsu Express	1,094,679
42,356		Jiangsu Hengli Hydraulic Co Ltd	293,201
353,319		Jiangsu Hengrui Medicine Co Ltd	1,574,048
33,000		Jiangsu King’s Luck Brewery JSC Ltd	223,016
64,200		Jiangsu Yanghe Brewery Joint-Stock Co Ltd	1,536,845
8,500		Jiangsu Yangnong Chemical Co Ltd	168,370
13,600		Jiangsu Yoke Technology Co Ltd	91,870
26,000		Jiangsu Yuyue Medical Equipment & Supply Co Ltd	93,761
128,200		Jiangsu Zhongtian Technology Co Ltd	314,121
933,000		Jiangxi Copper Co Ltd	1,459,422
100,300		Jiangxi Copper Co Ltd (Class A)	263,568
289,400		Jiangxi Zhengbang Technology Co Ltd	254,408
430,100		Jinke Properties Group Co Ltd	291,994
796,000	*,g	Jinxin Fertility Group Ltd	498,926
13,800		JiuGui Liquor Co Ltd	311,591
628,000	e,g	Jiumaojiu International Holdings Ltd	1,381,651
49,000		Joincare Pharmaceutical Group Industry Co Ltd	82,456
12,440		Joinn Laboratories China Co Ltd	186,240
248,507		Jointown Pharmaceutical Group Co Ltd	482,176
21,500	*	Jonjee Hi-Tech Industrial And Commercial Holding Co Ltd	81,092
41,604		JOYY, Inc (ADR)	1,646,270
30,900		Juewei Food Co Ltd	204,615
66,800	*	Kanzhun Ltd (ADR)	1,571,804
275,600	*	KE Holdings, Inc (ADR)	3,908,008
464,881		Kingboard Chemical Holdings Ltd	2,092,949
1,854,000	*	Kingdee International Software Group Co Ltd	3,783,259
104,200		Kingfa Sci & Tech Co Ltd	130,134
128,000	*,e	Kingsoft Cloud Holdings Ltd (ADR)	463,360
694,600		Kingsoft Corp Ltd	2,084,500
364,700	*,g	Kuaishou Technology	2,978,059
98,000	*	Kuang-Chi Technologies Co Ltd	195,856
55,400		Kweichow Moutai Co Ltd	15,339,018
936,929		KWG Group Holdings Ltd	335,247
25,600		Lakala Payment Co Ltd	68,793
9,940		Laobaixing Pharmacy Chain JSC	48,339
833,000		Lee & Man Paper Manufacturing Ltd	398,460
5,009,856		Lenovo Group Ltd	4,864,584
202,900		Lens Technology Co Ltd	309,658
50,700		Lepu Medical Technology Beijing Co Ltd	130,426
229,700		Leyard Optoelectronic Co Ltd	206,829
409,540	*	Li Auto, Inc (ADR)	9,185,982
1,687,000		Li Ning Co Ltd	13,148,759
216,700	*	Lingyi iTech Guangdong Co	139,325
22,100		Livzon Pharmaceutical Group, Inc	111,213
696,000	e	Logan Property Holdings Co Ltd	216,542
92,500		Lomon Billions Group Co Ltd	254,345
1,297,500	g	Longfor Properties Co Ltd	6,425,976
221,160		LONGi Green Energy Technology Co Ltd	2,243,219
253

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

450,900		Lufax Holding Ltd (ADR)	$2,502,495
6,600		Luoyang Xinqianglian Slewing Bearing Co Ltd	120,185
76,400	*,†	Luxi Chemical Group Co Ltd	207,697
287,653		Luxshare Precision Industry Co Ltd	1,333,990
64,400		Luzhou Laojiao Co Ltd	2,043,745
66,770		Mango Excellent Media Co Ltd	358,665
12,700	*	Maxscend Microelectronics Co Ltd	352,984
216,928	*	Meinian Onehealth Healthcare Holdings Co Ltd	163,456
2,943,600	*,g	Meituan Dianping (Class B)	63,070,737
704,000		Metallurgical Corp of China Ltd	371,719
30,900	*	Mianyang Fulin Precision Co Ltd	92,348
416,700		Microport Scientific Corp	819,049
75,700		Ming Yang Smart Energy Group Ltd	251,097
380,000	e	Ming Yuan Cloud Group Holdings Ltd	493,551
574,000		Minth Group Ltd	1,352,462
1,928,000	*	MMG Ltd	812,992
64,976		Montage Technology Co Ltd	568,037
215,084		Muyuan Foodstuff Co Ltd	1,687,811
77,380		Nanjing King-Friend Biochemical Pharmaceutical Co Ltd	301,627
124,500		Nanjing Securities Co Ltd	139,734
249,880		NARI Technology Co Ltd	1,201,391
71,035	*	National Silicon Industry Group Co Ltd	221,924
20,300		NAURA Technology Group Co Ltd	723,932
124,400	*	NavInfo Co Ltd	232,765
1,499,225		NetEase, Inc	28,718,057
104,200		New China Life Insurance Co Ltd - A	468,741
659,500		New China Life insurance Co Ltd - H	1,670,973
264,900	*	New Hope Liuhe Co Ltd	560,641
132,555	*	New Oriental Education & Technology Group, Inc (ADR)	1,663,565
78,600		Ninestar Corp	484,041
105,200		Ningbo Joyson Electronic Corp	172,529
19,852		Ningbo Ronbay New Energy Technology Co Ltd	274,195
95,200		Ningbo Shanshan Co Ltd	315,905
31,900		Ningbo Tuopu Group Co Ltd	249,344
256,800		Ningxia Baofeng Energy Group Co Ltd	545,325
946,934	*	NIO, Inc (ADR)	15,813,798
24,152	*	Noah Holdings Ltd (ADR)	434,011
1,302,000	e,g	Nongfu Spring Co Ltd	6,890,086
76,700	*	North Industries Group Red Arrow Co Ltd	241,580
266,500		Northeast Securities Co Ltd	262,811
207,326		Offshore Oil Engineering Co Ltd	128,161
132,800	*	OFILM Group Co Ltd	110,741
16,240		Oppein Home Group, Inc	286,109
295,680		Orient Securities Co Ltd	405,925
27,600		Ovctek China, Inc	154,031
384,500	*	Pangang Group Vanadium Titanium & Resources Co Ltd	179,559
7,401,220		People’s Insurance Co Group of China Ltd	2,357,683
167,600		People’s Insurance Co Group of China Ltd (Class A)	110,736
96,150		Perfect World Co Ltd	214,039
7,500	*	PharmaBlock Sciences Nanjing, Inc	86,485
24,800		Pharmaron Beijing Co Ltd - A	469,221
85,800	g	Pharmaron Beijing Co Ltd - H	1,077,858
5,200,306		PICC Property & Casualty Co Ltd	5,318,971
321,490	*	Pinduoduo, Inc (ADR)	13,853,004
727,900		Ping An Bank Co Ltd	1,682,672
310,400	*,e,g	Ping An Healthcare and Technology Co Ltd	763,959
254

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

4,585,526		Ping An Insurance Group Co of China Ltd	$28,983,794
451,100		Ping An Insurance Group Co of China Ltd (Class A)	3,030,581
623,100		Poly Real Estate Group Co Ltd	1,715,779
1,699,700		Postal Savings Bank of China Co Ltd - A	1,385,738
5,906,000	g	Postal Savings Bank of China Co Ltd - H	4,477,811
715,600		Power Construction Corp of China Ltd	834,453
1,018,000	e	Powerlong Real Estate Holdings Ltd	345,202
5,200		Proya Cosmetics Co Ltd	158,719
503,400		Qingdao Rural Commercial Bank Corp	258,126
13,104		Raytron Technology Co Ltd	70,867
352,200		RiseSun Real Estate Development Co Ltd	200,042
31,300		Riyue Heavy Industry Co Ltd	76,725
458,325	*,e	RLX Technology, Inc (ADR)	930,400
465,500		Rongsheng Petro Chemical Co Ltd	959,676
297,100		SAIC Motor Corp Ltd	713,795
74,800		Sailun Group Co Ltd	108,618
13,000		Sangfor Technologies, Inc	174,533
777,000		Sany Heavy Equipment International	731,995
318,100		Sany Heavy Industry Co Ltd	791,510
343,816		SDIC Capital Co Ltd	332,437
605,600		SDIC Power Holdings Co Ltd	886,526
368,160		Sealand Securities Co Ltd	186,610
1,662,000		Seazen Group Ltd	702,006
111,100		Seazen Holdings Co Ltd	466,064
203,600	*	SF Holding Co Ltd	1,574,752
9,050		SG Micro Corp	379,370
601,100		Shaanxi Coal Industry Co Ltd	1,570,507
73,690		Shandong Buchang Pharmaceuticals Co Ltd	203,271
200,845		Shandong Gold Mining Co Ltd - A	585,220
753,250	e,g	Shandong Gold Mining Co Ltd - H	1,391,309
83,700		Shandong Hualu Hengsheng Chemical Co Ltd	380,308
44,800		Shandong Linglong Tyre Co Ltd	119,993
399,700		Shandong Nanshan Aluminum Co Ltd	194,880
62,300		Shandong Sun Paper Industry JSC Ltd	115,784
1,607,390		Shandong Weigao Group Medical Polymer Co Ltd	1,712,430
21,700		Shanghai Bairun Investment Holding Group Co Ltd	101,825
369,170		Shanghai Baosight Software Co Ltd	1,354,538
48,300		Shanghai Baosight Software Co Ltd	346,067
421,400		Shanghai Construction Group Co Ltd	206,219
457,900		Shanghai Electric Group Co Ltd	265,382
80,800		Shanghai Fosun Pharmaceutical Group Co Ltd - A	522,529
383,985		Shanghai Fosun Pharmaceutical Group Co Ltd - H	1,642,741
2,137	*	Shanghai Friendess Electronic Technology Corp Ltd	79,549
72,400	*	Shanghai International Airport Co Ltd	539,020
295,600		Shanghai International Port Group Co Ltd	264,674
16,700		Shanghai Jahwa United Co Ltd	78,584
56,400		Shanghai Jinjiang International Hotels Development Co Ltd	456,704
23,909	*	Shanghai Junshi Biosciences Co Ltd	346,494
38,520		Shanghai Lingang Holdings Corp Ltd	74,309
807,779		Shanghai Lujiazui Finance & Trade Zone Development Co Ltd	738,455
20,600		Shanghai M&G Stationery, Inc	149,224
2,419		Shanghai Medicilon, Inc	140,292
137,200		Shanghai Pharmaceuticals Holding Co Ltd - A	364,835
502,741		Shanghai Pharmaceuticals Holding Co Ltd - H	812,919
1,311,200		Shanghai Pudong Development Bank Co Ltd	1,593,543
27,820	*	Shanghai Putailai New Energy Technology Co Ltd	493,594
255

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

186,000		Shanghai RAAS Blood Products Co Ltd	$151,916
228,100		Shanghai Yuyuan Tourist Mart Group Co Ltd	310,128
48,800		Shanghai Zhangjiang High-Tech Park Development Co Ltd	85,569
204,600		Shanxi Lu’an Environmental Energy Development Co Ltd	481,138
237,700		Shanxi Meijin Energy Co Ltd	372,311
173,160		Shanxi Securities Co Ltd	130,758
281,100		Shanxi Taigang Stainless Steel Co Ltd	251,509
48,320		Shanxi Xinghuacun Fen Wine Factory Co Ltd	1,989,747
221,270		Shanxi Xishan Coal & Electricity Power Co Ltd	471,295
60,900		Shenghe Resources Holding Co Ltd	143,830
161,300		Shengyi Technology Co Ltd	405,533
11,760		Shennan Circuits Co Ltd	168,533
755,000		Shenwan Hongyuan Group Co Ltd	465,417
17,100		Shenzhen Capchem Technology Co Ltd	171,334
216,600		Shenzhen Energy Group Co Ltd	190,462
21,600		Shenzhen Goodix Technology Co Ltd	183,426
94,050		Shenzhen Inovance Technology Co Ltd	815,134
1,081,738		Shenzhen International Holdings Ltd	1,158,529
45,700		Shenzhen Kaifa Technology Co Ltd	67,165
23,700		Shenzhen Kangtai Biological Products Co Ltd	231,758
8,900	*	Shenzhen Kedali Industry Co Ltd	162,826
50,000		Shenzhen Mindray Bio-Medical Electronics Co Ltd	2,364,098
126,600	*	Shenzhen MTC Co Ltd	61,450
25,400		Shenzhen New Industries Biomedical Engineering Co Ltd	154,436
392,100		Shenzhen Overseas Chinese Town Co Ltd	358,197
50,500		Shenzhen Salubris Pharmaceuticals Co Ltd	175,138
15,400		Shenzhen SC New Energy Technology Corp	137,405
50,045		Shenzhen Senior Technology Material Co Ltd	158,807
26,400		Shenzhen Sunlord Electronics Co Ltd	99,622
23,100		Shenzhen Sunway Communication Co Ltd	50,874
25,428		Shenzhen Transsion Holdings Co Ltd	323,951
572,500		Shenzhou International Group Holdings Ltd	7,768,232
59,780		Shijiazhuang Yiling Pharmaceutical Co Ltd	225,979
1,109,000	†,e	Shimao Property Holdings Ltd	624,669
1,438,000	e,g	Shimao Services Holdings Ltd	758,951
365,800		Sichuan Chuantou Energy Co Ltd	609,988
479,100		Sichuan Hebang Biotechnology Co Ltd	228,107
132,500		Sichuan Kelun Pharmaceutical Co Ltd	340,123
51,400	*	Sichuan New Energy Power Co Ltd	128,531
300,600		Sichuan Road & Bridge Co Ltd	474,097
21,100		Sichuan Swellfun Co Ltd	224,330
49,000		Sichuan Yahua Industrial Group Co Ltd	194,717
31,900		Sieyuan Electric Co Ltd	144,410
58,000		Silergy Corp	5,163,881
82,200		Sinolink Securities Co Ltd	102,058
70,800		Sinoma Science & Technology Co Ltd	215,715
514,583		Sinopec Shanghai Petrochemical Co Ltd (Class A)	241,223
1,030,400		Sinopharm Group Co	2,371,133
308,700		Sinotrans Ltd (Class A)	175,225
453,745		Sinotruk Hong Kong Ltd	548,816
9,660		Skshu Paint Co Ltd	108,216
1,350,000	e,g	Smoore International Holdings Ltd	2,823,280
105,560		Songcheng Performance Development Co Ltd	199,050
261,456		SooChow Securities Co Ltd	267,120
131,200		Southwest Securities Co Ltd	73,694
14,300		StarPower Semiconductor Ltd	736,268
256

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,217,000	e	Sun Art Retail Group Ltd	$377,773
2,902,031	†,e	Sunac China Holdings Ltd	1,693,807
764,000	g	Sunac Services Holdings Ltd	416,374
57,900		Sungrow Power Supply Co Ltd	547,704
1,172,200	*	Suning.com Co Ltd	572,596
506,917		Sunny Optical Technology Group Co Ltd	7,387,751
78,000		Sunwoda Electronic Co Ltd	258,010
128,000		Suzhou Dongshan Precision Manufacturing Co Ltd	324,326
7,840		Suzhou Maxwell Technologies Co Ltd	394,610
24,300		Suzhou TA&A Ultra Clean Technology Co Ltd	222,595
310,732	*	TAL Education Group (ADR)	1,053,381
191,900		TBEA Co Ltd	557,498
542,600		TCL Technology Group Corp	341,071
4,109,004		Tencent Holdings Ltd	193,636,342
503,100	*	Tencent Music Entertainment (ADR)	2,138,175
12,000		Thunder Software Technology Co Ltd	168,339
8,500		Tianfeng Securities Co Ltd	3,847
23,300		Tianjin 712 Communication & Broadcasting Co Ltd	96,992
127,600		Tianjin Zhonghuan Semiconductor Co Ltd	746,286
72,100		Tianma Microelectronics Co Ltd	99,410
184,400		Tianshan Aluminum Group Co Ltd	189,958
86,500		Tianshui Huatian Technology Co Ltd	111,066
181,800	*	Tibet Summit Resources Co Ltd	531,078
1,586,000		Tingyi Cayman Islands Holding Corp	2,894,704
87,700		Titan Wind Energy Suzhou Co Ltd	131,918
91,364		Toly Bread Co Ltd	188,844
708,000	*	Tongcheng-Elong Holdings Ltd	1,248,467
36,000		TongFu Microelectronics Co Ltd	71,477
122,000		Tongkun Group Co Ltd	279,308
432,900		Tongling Nonferrous Metals Group Co Ltd	226,272
173,192		Tongwei Co Ltd	1,067,235
11,000	*	Topchoice Medical Corp	212,657
34,500		Topsec Technologies Group Inc	47,948
1,298,000	g	Topsports International Holdings Ltd	992,776
297,700		Transfar Zhilian Co Ltd	283,032
587,661		Travelsky Technology Ltd	887,471
94,675		Trina Solar Co Ltd	718,075
376,345	*	Trip.com Group Ltd (ADR)	8,900,559
382,000		Tsingtao Brewery Co Ltd	3,092,733
21,500		Tsingtao Brewery Co Ltd (Class A)	279,440
21,000		Unigroup Guoxin Microelectronics Co Ltd	580,209
936,000		Uni-President China Holdings Ltd	820,218
109,480		Unisplendour Corp Ltd	280,777
28,200		Universal Scientific Industrial Shanghai Co Ltd	51,340
205,000	*,e,g	Venus MedTech Hangzhou, Inc	376,340
313,624	*	Vipshop Holdings Ltd (ADR)	2,402,360
67,400		Walvax Biotechnology Co Ltd	541,418
135,600		Wanhua Chemical Group Co Ltd	1,591,189
3,760,252		Want Want China Holdings Ltd	3,394,252
40,272	*	Weibo Corp (ADR)	931,894
1,351,800		Weichai Power Co Ltd	1,888,339
277,000		Weichai Power Co Ltd (Class A)	465,371
12,600		Weihai Guangwei Composites Co Ltd	94,720
1,445,000	*,e,g	Weimob, Inc	846,797
322,360		Wens Foodstuffs Group Co Ltd	910,149
470,300		Western Securities Co Ltd	441,634
257

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

17,618		Western Superconducting Technologies Co Ltd	$216,646
993,000		Wharf Holdings Ltd	2,909,390
35,400		Will Semiconductor Ltd	798,294
50,200		Wingtech Technology Co Ltd	493,970
77,860		Winning Health Technology Group Co Ltd	93,214
1,810,000		Winteam Pharmaceutical Group Ltd	881,871
221,200		Wuchan Zhongda Group Co Ltd	164,882
69,104		Wuhan Guide Infrared Co Ltd	160,422
84,800		Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co Ltd	307,104
80,400		Wuhu Token Science Co Ltd	73,847
165,800		Wuliangye Yibin Co Ltd	4,051,982
48,290		WUS Printed Circuit Kunshan Co Ltd	94,340
112,404		WuXi AppTec Co Ltd - A	1,747,293
241,077	g	WuXi AppTec Co Ltd - H	3,279,078
2,535,301	*,g	Wuxi Biologics Cayman, Inc	18,712,576
42,560		Wuxi Lead Intelligent Equipment Co Ltd	281,158
11,600		Wuxi Shangji Automation Co Ltd	212,787
293,200		XCMG Construction Machinery Co Ltd	219,558
419,100		Xiamen C & D, Inc	915,858
9,000		Xiamen Faratronic Co Ltd	197,983
23,800	*	Xiamen Intretech, Inc	73,727
47,100		Xiamen Tungsten Co Ltd	111,587
10,199,000	*,g	Xiaomi Corp	15,526,327
158,100		Xinjiang Goldwind Science & Technology Co Ltd - A	267,684
589,600		Xinjiang Goldwind Science & Technology Co Ltd - H	838,025
133,200		Xinjiang Zhongtai Chemical Co Ltd	149,438
3,491,780		Xinyi Solar Holdings Ltd	5,190,268
282,749	*	XPeng, Inc (ADR)	6,958,453
762,000	g	Yadea Group Holdings Ltd	1,148,559
21,000		Yantai Eddie Precision Machinery Co Ltd	60,829
109,900		Yantai Jereh Oilfield Services Group Co Ltd	513,268
1,148,464	e	Yanzhou Coal Mining Co Ltd	3,240,009
148,900		Yanzhou Coal Mining Co Ltd (Class A)	785,076
32,667		Yealink Network Technology Corp Ltd	383,246
17,108		Yifeng Pharmacy Chain Co Ltd	95,052
323,000	e	Yihai International Holding Ltd	909,270
51,100	*	Yihai Kerry Arawana Holdings Co Ltd	370,252
71,120	*	Yintai Gold Co Ltd	100,280
383,600		Yonghui Superstores Co Ltd	256,622
18,100		YongXing Special Materials Technology Co Ltd	280,689
113,999		Yonyou Network Technology Co Ltd	327,812
11,000	*	Youngy Co Ltd	171,793
105,800		YTO Express Group Co Ltd	286,369
38,100	*	Yuan Longping High-tech Agriculture Co Ltd	93,605
1,441,200		Yuexiu Property Co Ltd	1,499,588
309,939		Yum China Holdings, Inc	12,955,450
191,710		Yunda Holding Co Ltd	444,771
165,300	*	Yunnan Aluminium Co Ltd	258,483
47,900		Yunnan Baiyao Group Co Ltd	551,952
33,300	*	Yunnan Energy New Material Co Ltd	1,014,235
68,500	*	Yunnan Tin Co Ltd	184,499
58,785	*	Zai Lab Ltd (ADR)	2,349,049
26,695		Zhangzhou Pientzehuang Pharmaceutical Co Ltd	1,230,146
133,200		Zhefu Holding Group Co Ltd	89,966
384,700	*	Zhejiang Century Huatong Group Co Ltd	276,145
258

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

169,700		Zhejiang China Commodities City Group Co Ltd	$130,537
80,916		Zhejiang Chint Electrics Co Ltd	396,305
122,400		Zhejiang Dahua Technology Co Ltd	307,529
10,220		Zhejiang Dingli Machinery Co Ltd	57,308
1,060,414	*	Zhejiang Expressway Co Ltd	877,034
16,334		Zhejiang HangKe Technology, Inc Co	107,279
42,130		Zhejiang Huahai Pharmaceutical Co Ltd	97,026
45,176		Zhejiang Huayou Cobalt Co Ltd	557,962
53,700		Zhejiang Jingsheng Mechanical & Electrical Co Ltd	406,429
23,300		Zhejiang Jiuzhou Pharmaceutical Co Ltd	165,254
106,800		Zhejiang Juhua Co Ltd	182,510
149,600		Zhejiang Longsheng Group Co Ltd	227,736
72,720		Zhejiang NHU Co Ltd	294,140
99,970		Zhejiang Sanhua Intelligent Controls Co Ltd	251,606
68,300		Zhejiang Satellite Petrochemical Co Ltd	371,667
242,400		Zhejiang Semir Garment Co Ltd	238,374
12,900		Zhejiang Supor Co Ltd	107,326
44,900		Zhejiang Weiming Environment Protection Co Ltd	166,219
118,900		Zhejiang Weixing New Building Materials Co Ltd	340,938
13,200		Zhejiang Wolwo Bio-Pharmaceutical Co Ltd	81,739
38,400	*	Zhejiang Yongtai Technology Co Ltd	144,823
201,800		Zheshang Securities Co Ltd	279,327
362,000	*,e,g	ZhongAn Online P&C Insurance Co Ltd	1,244,679
14,000		Zhongji Innolight Co Ltd	64,736
413,500		Zhongsheng Group Holdings Ltd	2,732,332
301,900		Zhongtai Securities Co Ltd	328,905
434,700		Zhuzhou CSR Times Electric Co Ltd	1,708,923
140,900		Zhuzhou Kibing Group Co Ltd	234,666
126,700		Zibo Qixiang Tengda Chemical Co Ltd	135,492
4,129,299		Zijin Mining Group Co Ltd	6,012,705
746,800		Zijin Mining Group Co Ltd (Class A)	1,239,431
628,800		Zoomlion Heavy Industry Science and Technology Co Ltd - A	549,656
1,049,000		Zoomlion Heavy Industry Science and Technology Co Ltd - H	613,356
126,100		ZTE Corp	457,911
600,464		ZTE Corp (Class H)	1,260,737
310,522		ZTO Express Cayman, Inc (ADR)	8,542,460
		TOTAL CHINA	1,471,581,983

COLOMBIA - 0.2%
144,825		BanColombia S.A.	1,420,441
334,982		BanColombia S.A. (Preference)	3,249,952
4,308,589		Ecopetrol S.A.	3,489,979
80,228		Grupo de Inversiones Suramericana S.A.	812,820
310,380		Interconexion Electrica S.A.	1,706,384
		TOTAL COLOMBIA	10,679,576

CZECH REPUBLIC - 0.2%
120,099		CEZ AS	5,148,112
66,538		Komercni Banka AS	2,185,102
247,245	g	Moneta Money Bank AS	927,395
		TOTAL CZECH REPUBLIC	8,260,609

EGYPT - 0.1%
1,210,376		Commercial International Bank	2,922,376
518,867		Eastern Tobacco	301,971
572,143	*	Fawry for Banking & Payment Technology Services SAE	143,354
		TOTAL EGYPT	3,367,701
259

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

GREECE - 0.2%
1,648,533	*	Alpha Bank AE	$1,855,659
1,847,734	*	Eurobank Ergasias S.A.	1,909,715
12,741	*,†	FF Group	134
181,951		Hellenic Telecommunications Organization S.A.	3,500,383
71,828		JUMBO S.A.	1,164,179
143,766		OPAP S.A.	2,130,954
134,223	*	Public Power Corp	1,074,631
		TOTAL GREECE	11,635,655

HONG KONG - 0.2%
6,861,652	*	Alibaba Pictures Group Ltd	578,968
689,000	e	Huabao International Holdings Ltd	375,894
651,151		Kingboard Laminates Holdings Ltd	998,837
1,065,000		Nine Dragons Paper Holdings Ltd	940,538
7,460,331		Sino Biopharmaceutical	3,913,179
239,000	e	Vinda International Holdings Ltd	578,693
		TOTAL HONG KONG	7,386,109

HUNGARY - 0.2%
346,340		MOL Hungarian Oil & Gas plc	2,936,656
157,407	*	OTP Bank	4,695,359
84,247		Richter Gedeon Rt	1,680,903
		TOTAL HUNGARY	9,312,918

INDIA - 13.4%
200,727		Adani Enterprises Ltd	6,076,701
179,325		Adani Gas Ltd	5,749,637
267,114	*	Adani Green Energy Ltd	9,995,829
378,373		Adani Ports & Special Economic Zone Ltd	4,203,458
177,802	*	Adani Transmissions Ltd	6,429,643
451,980		Ambuja Cements Ltd	2,186,932
73,337		Apollo Hospitals Enterprise Ltd	4,246,703
285,076		Asian Paints Ltd	12,016,576
47,193		Associated Cement Co Ltd	1,427,591
208,622		Aurobindo Pharma Ltd	1,705,819
115,002	*,g	Avenue Supermarts Ltd	5,890,998
1,651,824		Axis Bank Ltd	15,570,986
192,468		Bajaj Finance Ltd	16,591,110
28,102		Bajaj Finserv Ltd	5,416,045
44,752		Bajaj Holdings and Investment Ltd	2,172,091
61,563		Balkrishna Industries Ltd	1,714,290
533,325	g	Bandhan Bank Ltd	2,312,686
147,650		Berger Paints India Ltd	1,384,395
877,902		Bharat Electronics Ltd	2,717,129
165,260		Bharat Forge Ltd	1,502,661
709,607		Bharat Petroleum Corp Ltd	3,339,390
1,756,140	*	Bharti Airtel Ltd	16,854,234
219,982	*	Biocon Ltd	1,055,155
71,132		Britannia Industries Ltd	3,035,757
287,889		Cholamandalam Investment and Finance Co Ltd	2,757,137
337,871		Cipla Ltd	4,312,278
1,280,401		Coal India Ltd	3,036,195
75,238		Colgate-Palmolive India Ltd	1,623,633
260

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

159,660		Container Corp Of India Ltd	$1,338,004
421,368		Dabur India Ltd	3,050,447
93,300		Divi S Laboratories Ltd	5,461,589
506,745		DLF Ltd	2,441,537
74,828		Dr Reddy’s Laboratories Ltd	4,030,011
94,293		Eicher Motors Ltd	3,216,736
1,339,606		GAIL India Ltd	2,769,401
207,987	*	Godrej Consumer Products Ltd	2,109,177
97,718	*	Godrej Properties Ltd	1,987,488
182,486		Grasim Industries Ltd	4,009,888
193,668		Havells India Ltd	3,301,766
780,562		HCL Technologies Ltd	10,932,971
19,441	g	HDFC Asset Management Co Ltd	514,770
605,094	g	HDFC Life Insurance Co Ltd	4,588,067
83,922		Hero Honda Motors Ltd	2,726,160
1,160,995		Hindalco Industries Ltd	7,228,055
587,049		Hindustan Lever Ltd	17,055,933
430,929		Hindustan Petroleum Corp Ltd	1,514,548
1,192,071		Housing Development Finance Corp	34,393,561
3,708,953		ICICI Bank Ltd	35,654,393
125,382	g	ICICI Lombard General Insurance Co Ltd	2,084,097
212,607	g	ICICI Prudential Life Insurance Co Ltd	1,451,882
1,617,943		Indian Oil Corp Ltd	2,639,466
205,189		Indian Railway Catering & Tourism Corp Ltd	1,974,964
215,278		Indraprastha Gas Ltd	987,468
440,826	*	Indus Towers Ltd	1,198,438
55,039		Info Edge India Ltd	3,316,668
2,409,021		Infosys Technologies Ltd	48,824,063
71,179	*,g	InterGlobe Aviation Ltd	1,714,192
2,212,763		ITC Ltd	7,457,926
615,035		JSW Steel Ltd	5,788,683
307,659		Jubilant Foodworks Ltd	2,172,617
399,706		Kotak Mahindra Bank Ltd	9,269,235
37,054	g	Larsen & Toubro Infotech Ltd	2,319,499
508,055		Larsen & Toubro Ltd	11,165,806
152,631		Lupin Ltd	1,479,346
620,484		Mahindra & Mahindra Ltd	7,433,561
339,061		Marico Ltd	2,304,513
98,041		Maruti Suzuki India Ltd	9,819,392
48,738		MindTree Ltd	2,230,221
928,189		Motherson Sumi Systems Ltd	1,657,936
60,276		Mphasis Ltd	2,213,387
1,038		MRF Ltd	981,804
78,423		Muthoot Finance Ltd	1,286,034
22,094		Nestle India Ltd	5,267,771
3,408,555		NTPC Ltd	6,918,365
3,174		Page Industries Ltd	1,882,115
490,071		Petronet LNG Ltd	1,299,010
53,327		PI Industries Ltd	1,972,980
98,022		Pidilite Industries Ltd	3,098,462
86,163		Piramal Healthcare Ltd	2,413,379
2,383,537		Power Grid Corp of India Ltd	7,063,267
2,047,947		Reliance Industries Ltd	74,202,083
171,615		SBI Cards & Payment Services Ltd	1,851,137
294,193	g	SBI Life Insurance Co Ltd	4,225,397
856,172		Sesa Sterlite Ltd	4,503,725
261

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

6,307		Shree Cement Ltd	$2,122,078
144,651		Shriram Transport Finance Co Ltd	2,246,925
39,938		Siemens India Ltd	1,176,891
111,488		SRF Ltd	3,625,871
1,344,634		State Bank of India	8,636,085
603,067		Sun Pharmaceutical Industries Ltd	7,289,863
669,384		Tata Consultancy Services Ltd	30,850,792
1,217,386	*	Tata Motors Ltd	6,889,119
1,136,314		Tata Power Co Ltd	3,560,310
530,982		Tata Steel Ltd	8,718,275
441,029		Tata Tea Ltd	4,725,623
461,981		Tech Mahindra Ltd	7,545,131
263,825		Titan Industries Ltd	8,418,271
26,877		Torrent Pharmaceuticals Ltd	983,846
118,956		Trent Ltd	1,891,423
73,880		Ultra Tech Cement Ltd	6,362,789
204,083	*	United Spirits Ltd	2,288,061
348,486		UPL Ltd	3,720,790
1,003,439		Wipro Ltd	6,592,983
7,267,021	*	Yes Bank Ltd	1,286,697
1,204,190	*	Zomato Ltd	1,116,702
		TOTAL INDIA	660,166,975

INDONESIA - 1.9%
12,388,954		Adaro Energy Tbk	2,830,565
13,897,672		Astra International Tbk PT	7,256,551
40,398,175		Bank Central Asia Tbk PT	22,658,189
2,959,200	*	Bank Jago Tbk PT	2,376,931
46,795,049		Bank Rakyat Indonesia	15,591,503
2,031,460		Indofood CBP Sukses Makmur Tbk	1,068,694
12,285,800		Kalbe Farma Tbk PT	1,389,854
9,687,574	*	Merdeka Copper Gold Tbk PT	3,530,421
5,308,400	*	PT Aneka Tambang Tbk	948,669
13,466,339		PT Bank Mandiri Persero Tbk	8,268,799
5,369,259		PT Bank Negara Indonesia	3,391,493
16,975,600		PT Barito Pacific Tbk	991,916
4,423,200		PT Charoen Pokphand Indonesia Tbk	1,571,324
481,400		PT Gudang Garam Tbk	1,018,624
2,226,605		PT Indah Kiat Pulp and Paper Corp Tbk	1,160,467
1,182,017		PT Indocement Tunggal Prakarsa Tbk	851,850
3,772,500		PT Indofood Sukses Makmur Tbk	1,641,601
2,211,100		PT Semen Gresik Persero Tbk	975,693
5,354,845		PT Unilever Indonesia Tbk	1,433,298
1,446,200		PT United Tractors Tbk	3,020,191
14,356,900		Sarana Menara Nusantara Tbk PT	999,604
36,322,983		Telkom Indonesia Persero Tbk PT	11,575,649
6,528,000	*	Tower Bersama Infrastructure	1,355,387
		TOTAL INDONESIA	95,907,273

KOREA, REPUBLIC OF - 12.4%
18,516	*	Alteogen, Inc	835,029
21,905		Amorepacific Corp	3,117,208
6,011		BGF retail Co Ltd	859,817
64,179		Celltrion Healthcare Co Ltd	3,232,113
10,689	*	Celltrion Pharm Inc	776,879
71,011	e	Celltrion, Inc	9,826,134
262

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

40,178		Cheil Communications, Inc	$802,146
5,800		CJ CheilJedang Corp	1,823,930
10,850		CJ Corp	741,287
6,865		CJ O Shopping Co Ltd	689,516
39,354		Coway Co Ltd	2,204,221
31,679		Dongbu Insurance Co Ltd	1,691,863
41,014		Doosan Bobcat, Inc	1,332,674
256,827	*	Doosan Heavy Industries and Construction Co Ltd	4,086,157
7,542		Ecopro BM Co Ltd	2,786,333
12,353		E-Mart Co Ltd	1,278,268
13,415		F&F Co Ltd	1,481,004
3,921		Green Cross Corp	582,000
43,677		GS Engineering & Construction Corp	1,438,271
32,912		GS Holdings Corp	1,136,899
213,325		Hana Financial Group, Inc	7,920,055
48,218		Hankook Tire Co Ltd	1,323,428
4,944		Hanmi Pharm Co Ltd	1,220,514
119,268		Hanon Systems	1,067,323
92,143	*	Hanwha Chemical Corp	2,315,916
70,840	*	HLB, Inc	1,724,229
12,733		Honam Petrochemical Corp	1,965,231
27,792	e	Hotel Shilla Co Ltd	1,768,598
11,160	*	HYBE Co Ltd	2,191,686
392,523		Hynix Semiconductor, Inc	34,396,043
55,886		Hyundai Engineering & Construction Co Ltd	1,944,155
13,450		Hyundai Glovis Co Ltd	2,203,635
27,660	*	Hyundai Heavy Industries	1,989,749
192,614		Hyundai Merchant Marine Co Ltd	4,269,425
47,087		Hyundai Mobis	7,660,448
99,022		Hyundai Motor Co	14,366,874
24,675		Hyundai Motor Co Ltd (2nd Preference)	1,846,918
14,071		Hyundai Motor Co Ltd (Preference)	1,044,210
36,512		Hyundai Robotics Co Ltd	1,676,652
64,121		Hyundai Steel Co	2,178,948
15,233		Iljin Materials Co Ltd	1,043,858
185,427		Industrial Bank of Korea	1,645,272
219,561		Kakao Corp	15,337,108
19,631	*	Kakao Games Corp	918,358
66,589	*,e	KakaoBank Corp	2,201,004
63,372	*	Kangwon Land, Inc	1,331,731
276,614		KB Financial Group, Inc	12,869,212
187,136		Kia Motors Corp	12,274,296
58,170		Korea Aerospace Industries Ltd	2,005,679
186,108		Korea Electric Power Corp	3,396,196
4,851	*	Korea Express Co Ltd	469,735
28,838		Korea Investment Holdings Co Ltd	1,598,808
14,032		Korea Kumho Petrochemical	1,696,682
6,043		Korea Zinc Co Ltd	2,758,858
118,668	*	Korean Air Lines Co Ltd	2,796,162
14,996	*,e,g	Krafton, Inc	2,945,908
86,920		KT&G Corp	5,707,936
15,607		L&F Co Ltd	2,640,452
33,487		LG Chem Ltd	13,715,102
5,490		LG Chem Ltd (Preference)	1,082,909
61,604		LG Corp	3,557,531
178,478	e	LG Display Co Ltd	2,332,032
263

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

75,092		LG Electronics, Inc	$6,800,862
15,065	*,e	LG Energy Solution	5,001,676
7,354		LG Household & Health Care Ltd	5,266,792
2,452		LG Household & Health Care Ltd (Preference)	965,056
9,914		LG Innotek Co Ltd	2,690,045
156,385		LG Telecom Ltd	1,727,615
7,435		Lotte Shopping Co Ltd	550,756
22,665		Meritz finance Holdings Co Ltd	678,938
28,085		Meritz Fire & Marine Insurance Co Ltd	982,611
220,527		Meritz Securities Co Ltd	1,140,060
194,843		Mirae Asset Daewoo Co Ltd	1,232,513
85,358		Naver Corp	19,014,262
11,880		NCsoft	3,934,257
18,070	g	Netmarble Corp	1,358,289
13,793		Orion Corp/Republic of Korea	1,028,053
18,420		Pacific Corp	724,665
176,275		Pan Ocean Co Ltd	921,464
21,839	*,e	Pearl Abyss Corp	1,163,029
53,968		POSCO	12,322,341
20,027		POSCO Refractories & Environment Co Ltd	2,115,688
14,878		S1 Corp (Korea)	810,637
13,643	*,g	Samsung Biologics Co Ltd	8,998,769
59,427		Samsung C&T Corp	5,376,616
39,002		Samsung Electro-Mechanics Co Ltd	5,048,232
3,412,655		Samsung Electronics Co Ltd	181,872,482
594,102		Samsung Electronics Co Ltd (Preference)	27,853,663
105,152	*	Samsung Engineering Co Ltd	2,145,419
23,205		Samsung Fire & Marine Insurance Co Ltd	3,846,416
485,384	*	Samsung Heavy Industries Co Ltd	2,316,887
47,674		Samsung Life Insurance Co Ltd	2,450,806
39,631		Samsung SDI Co Ltd	18,878,396
21,606		Samsung SDS Co Ltd	2,517,871
39,887		Samsung Securities Co Ltd	1,245,745
23,333		SD Biosensor, Inc	834,721
24,722		Seegene, Inc	783,920
309,703		Shinhan Financial Group Co Ltd	10,289,759
19,071	*	SK Biopharmaceuticals Co Ltd	1,377,716
15,692	*	SK Bioscience Co Ltd	1,658,283
8,312		SK Chemicals Co Ltd	829,038
31,822		SK Holdings Co Ltd	6,680,779
20,345	*,g	SK IE Technology Co Ltd	2,004,051
36,892	*	SK Innovation Co Ltd	5,871,585
68,922	*	SK Square Co Ltd	2,846,809
16,225		SK Telecom Co Ltd	731,880
14,173		SKC Co Ltd	1,656,505
38,207		S-Oil Corp	3,126,013
356,782		Woori Financial Group, Inc	4,133,469
107,349		Woori Investment & Securities Co Ltd	916,191
44,702		Yuhan Corp	2,153,500
		TOTAL KOREA, REPUBLIC OF	608,995,745

KUWAIT - 0.8%
844,579		Agility Public Warehousing Co KSC	3,426,684
820,254		Boubyan Bank KSCP	2,634,158
3,595,782	h	Kuwait Finance House	11,542,378
482,290		Mabanee Co KPSC	1,313,906
264

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,754,989		Mobile Telecommunications Co KSC	$3,902,254
5,233,213	h	National Bank of Kuwait SAKP	17,935,988
		TOTAL KUWAIT	40,755,368

LUXEMBOURG - 0.0%
81,022		Reinet Investments S.C.A	1,646,862
		TOTAL LUXEMBOURG	1,646,862

MALAYSIA - 1.6%
1,269,533	*	AMMB Holdings BHD	1,072,107
1,724,274		Axiata Group Bhd	1,390,192
4,597,539		Bumiputra-Commerce Holdings BHD	5,480,101
3,564,477		Dialog Group BHD	2,038,336
2,216,225		Digi.Com BHD	1,937,823
99,600		Fraser & Neave Holdings BHD	526,197
1,688,775		Genting BHD	1,787,324
1,807,400		Genting Malaysia BHD	1,256,360
350,600		HAP Seng Consolidated BHD	601,581
1,167,300		Hartalega Holdings BHD	1,179,768
407,787		Hong Leong Bank BHD	1,957,086
103,006		Hong Leong Credit BHD	459,014
1,520,812		IHH Healthcare BHD	2,293,883
1,895,700		Inari Amertron BHD	1,214,934
1,940,520		IOI Corp BHD	2,081,596
276,711		Kuala Lumpur Kepong BHD	1,872,495
3,417,961		Malayan Banking BHD	7,108,739
721,676	*	Malaysia Airports Holdings BHD	1,137,176
1,597,500		Maxis BHD	1,388,709
1,157,200		MISC BHD	2,070,310
57,700		Nestle Malaysia BHD	1,765,393
1,724,300		Petronas Chemicals Group BHD	4,047,857
279,400		Petronas Dagangan BHD	1,395,235
745,000		Petronas Gas BHD	2,902,073
569,440		PPB Group BHD	2,247,153
2,217,424		Press Metal BHD	3,039,907
10,365,115		Public Bank BHD	11,140,907
714,250		QL Resources BHD	838,364
1,298,359		RHB Capital BHD	1,860,136
1,702,965		Sime Darby BHD	910,257
1,468,165		Sime Darby Plantation BHD	1,761,457
1,079,565		Telekom Malaysia BHD	1,232,541
1,628,863		Tenaga Nasional BHD	3,382,318
3,370,600		Top Glove Corp BHD	1,300,702
927,000		Westports Holdings BHD	838,953
		TOTAL MALAYSIA	77,516,984

MEXICO - 2.2%
2,197,400		Alfa S.A. de C.V. (Class A)	1,472,004
21,745,241		America Movil S.A.B. de C.V.	21,162,889
392,100		Becle SAB de C.V.	977,440
10,808,097	*,e	Cemex S.A. de C.V.	4,756,166
342,775		Coca-Cola Femsa SAB de C.V.	1,869,040
379,925		Embotelladoras Arca SAB de C.V.	2,410,824
2,295,200		Fibra Uno Administracion S.A. de C.V.	2,517,167
1,327,411		Fomento Economico Mexicano S.A. de C.V.	9,981,033
161,510	e	Gruma SAB de C.V.	1,918,428
265

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

264,930		Grupo Aeroportuario del Pacifico S.A. de C.V. (B Shares)	$4,076,935
130,501		Grupo Aeroportuario del Sureste S.A. de C.V. (Class B)	2,848,172
1,114,420		Grupo Bimbo S.A. de C.V. (Series A)	3,435,034
444,698		Grupo Carso S.A. de C.V. (Series A1)	1,452,653
1,885,228		Grupo Financiero Banorte S.A. de C.V.	12,445,008
1,437,844	*,e	Grupo Financiero Inbursa S.A.	2,437,215
2,166,232		Grupo Mexico S.A. de C.V. (Series B)	10,139,832
1,721,390	e	Grupo Televisa S.A.	3,195,367
94,804	e	Industrias Penoles S.A. de C.V.	1,043,952
1,385,642	e	Kimberly-Clark de Mexico S.A. de C.V. (Class A)	1,934,528
204,100	e	Megacable Holdings SAB de C.V.	581,400
650,700	e	Operadora de Sites Mexicanos S.A. de C.V.	794,622
642,123		Orbia Advance Corp SAB de C.V.	1,545,010
148,435		Promotora y Operadora de Infraestructura SAB de C.V.	1,082,067
3,859,084		Wal-Mart de Mexico SAB de C.V.	13,646,216
		TOTAL MEXICO	107,723,002

PERU - 0.2%
151,122		Cia de Minas Buenaventura S.A. (ADR) (Series B)	1,426,592
48,110		Credicorp Ltd	6,681,998
65,880		Southern Copper Corp	4,102,347
		TOTAL PERU	12,210,937

PHILIPPINES - 0.8%
1,279,604		Aboitiz Equity Ventures, Inc	1,240,264
8,586,300		AC Energy Corp	1,181,336
185,863		Ayala Corp	2,615,228
5,809,293		Ayala Land, Inc	3,545,811
1,175,219		Bank of the Philippine Islands	2,136,352
1,486,986		BDO Unibank, Inc	3,674,444
23,966		Globe Telecom, Inc	1,041,926
72,726		GT Capital Holdings, Inc	698,060
820,930		International Container Term Services, Inc	3,370,730
2,139,256		JG Summit Holdings (Series B)	2,275,732
313,740		Jollibee Foods Corp	1,288,833
233,746		Manila Electric Co	1,573,518
6,294,000		Metro Pacific Investments Corp	455,216
1,222,490		Metropolitan Bank & Trust	1,190,444
3,669,400	*,g	Monde Nissin Corp	912,342
65,620		PLDT, Inc	2,334,909
183,565		SM Investments Corp	2,994,073
7,190,149	*	SM Prime Holdings	4,792,609
589,527		Universal Robina	1,153,258
		TOTAL PHILIPPINES	38,475,085

POLAND - 0.6%
244,035	*,g	Allegro.eu S.A.	1,255,190
126,998		Bank Pekao S.A.	2,790,814
30,139		Bank Zachodni WBK S.A.	1,835,379
12,099	*	BRE Bank S.A.	809,806
47,577		CD Projekt Red S.A.	1,287,666
172,719		Cyfrowy Polsat S.A.	943,875
34,899	*,g	Dino Polska S.A.	2,257,678
94,060		KGHM Polska Miedz S.A.	3,042,673
835		LPP S.A.	1,764,505
639,426	*	PGE Polska Grupa Energetyczna S.A.	1,422,041
266

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

231,141		Polski Koncern Naftowy Orlen S.A.	$3,904,997
1,539,797		Polskie Gornictwo Naftowe i Gazownictwo S.A.	2,157,359
593,614	*	Powszechna Kasa Oszczednosci Bank Polski S.A.	4,381,192
433,262		Powszechny Zaklad Ubezpieczen S.A.	2,995,461
410,457	*	Telekomunikacja Polska S.A.	627,383
		TOTAL POLAND	31,476,019

QATAR - 1.0%
1,759,712		Barwa Real Estate Co	1,635,384
1,409,015		Commercial Bank of Qatar QSC	2,974,920
1,038,985		Industries Qatar QSC	5,358,228
3,456,165		Masraf Al Rayan	5,115,324
2,988,071		Mesaieed Petrochemical Holding Co	2,113,509
557,335		Ooredoo QSC	1,146,120
390,823		Qatar Electricity & Water Co	1,827,553
433,826		Qatar Fuel QSC	2,183,574
2,093,588		Qatar Gas Transport Co Ltd	1,966,107
439,644		Qatar International Islamic Bank QSC	1,391,146
791,631		Qatar Islamic Bank SAQ	5,323,551
3,107,150		Qatar National Bank	19,836,957
		TOTAL QATAR	50,872,373

ROMANIA - 0.0%
338,036		NEPI Rockcastle plc	2,068,277
		TOTAL ROMANIA	2,068,277

RUSSIA - 0.0%
35,937	*,†,e	Ozon Holdings plc (ADR)	359
911,463	†	VTB Bank PJSC (GDR) Equiduct	9,115
281,650	*,†	VTB Bank PJSC (GDR) Tradegate	2,817
		TOTAL RUSSIA	12,291

SAUDI ARABIA - 4.7%
42,180		Abdullah Al Othaim Markets Co	1,257,258
115,157		Advanced Petrochemical Co	2,048,663
871,436		Al Rajhi Bank	40,823,404
671,215		Alinma Bank	7,362,787
196,458		Almarai Co JSC	2,707,657
375,691		Arab National Bank	3,514,166
340,909	*	Bank AlBilad	4,671,692
256,343		Bank Al-Jazira	2,142,643
402,336		Banque Saudi Fransi	5,780,839
47,919		Bupa Arabia for Cooperative Insurance Co	2,115,278
61,394		Co for Cooperative Insurance	1,117,445
423,798	*	Dar Al Arkan Real Estate Development Co	1,213,167
47,340		Dr Sulaiman Al Habib Medical Services Group Co	2,512,675
249,998	*	Emaar Economic City	724,938
273,142		Etihad Etisalat Co	3,149,566
36,363		Jarir Marketing Co	1,856,901
263,157	*	Mobile Telecommunications Co Saudi Arabia	970,674
41,586		Mouwasat Medical Services Co	2,656,694
1,531,126		National Commercial Bank	32,092,112
211,981	*	National Industrialization Co	1,142,522
160,082	*	Rabigh Refining & Petrochemical Co	1,217,951
977,945		Riyad Bank	10,598,072
159,805		SABIC Agri-Nutrients Co	6,884,175
267

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

251,687		Sahara International Petrochemical Co	$3,770,196
307,735	*	Saudi Arabian Mining Co	11,206,678
1,609,655	g	Saudi Arabian Oil Co	19,235,028
653,134		Saudi Basic Industries Corp	22,625,643
589,253		Saudi British Bank	6,995,732
654,099	*	Saudi Electricity Co	4,687,457
285,925		Saudi Industrial Investment Group	2,478,551
466,270	*	Saudi Kayan Petrochemical Co	2,296,731
24,516	*	Saudi Research & Marketing Group	1,712,132
435,668		Saudi Telecom Co	13,397,029
203,074	*	Savola Group	1,919,788
169,656		Yanbu National Petrochemical Co	2,742,154
		TOTAL SAUDI ARABIA	231,628,398

SINGAPORE - 0.0%
167,200	g	BOC Aviation Ltd	1,311,578
		TOTAL SINGAPORE	1,311,578

SOUTH AFRICA - 3.5%
597,579	e	Absa Group Ltd	6,455,984
70,170		African Rainbow Minerals Ltd	1,163,642
36,836		Anglo American Platinum Ltd	4,092,790
275,719		Aspen Pharmacare Holdings Ltd	2,970,275
228,743		Bid Corp Ltd	4,787,055
184,716		Bidvest Group Ltd	2,532,199
56,866	e	Capitec Bank Holdings Ltd	7,937,906
155,588		Clicks Group Ltd	3,062,204
338,646	*	Discovery Holdings Ltd	3,251,554
193,462		Exxaro Resources Ltd	2,764,606
3,613,398		FirstRand Ltd	15,561,748
630,652		Gold Fields Ltd	8,545,061
2,518,559		Growthpoint Properties Ltd	2,251,832
452,543		Harmony Gold Mining Co Ltd	1,844,922
572,024		Impala Platinum Holdings Ltd	7,399,368
50,644		Kumba Iron Ore Ltd	1,681,304
116,625		Momentum Metropolitan Holdings	123,919
179,706		Mr Price Group Ltd	2,447,438
1,212,665		MTN Group Ltd	12,861,518
240,416		MultiChoice Group Ltd	1,968,389
154,534		Naspers Ltd (N Shares)	15,585,671
361,045		Nedbank Group Ltd	5,041,767
226,776	*	Northam Platinum Holdings Ltd	2,713,414
3,582,645	e	Old Mutual Ltd	2,874,174
835,387	g	Pepkor Holdings Ltd	1,133,069
328,042	e	Remgro Ltd	2,958,142
1,289,238		Sanlam Ltd	5,340,720
418,252	*	Sasol Ltd	10,245,883
347,812		Shoprite Holdings Ltd	5,023,807
1,918,948		Sibanye Stillwater Ltd	6,638,891
157,195		Spar Group Ltd	1,647,051
1,001,028		Standard Bank Group Ltd	10,608,399
138,907		Tiger Brands Ltd	1,363,342
440,616		Vodacom Group Pty Ltd	4,240,293
711,184		Woolworths Holdings Ltd	2,662,346
		TOTAL SOUTH AFRICA	171,780,683
268

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

TAIWAN - 15.1%
384,000		Accton Technology Corp	$2,995,150
1,814,380		Acer, Inc	1,683,302
313,407		Advantech Co Ltd	3,895,856
2,419,011		ASE Technology Holding Co Ltd	7,717,521
1,699,512		Asia Cement Corp	2,761,757
19,000		ASMedia Technology, Inc	894,233
481,500		Asustek Computer, Inc	5,791,634
5,999,000		AU Optronics Corp	3,426,560
510,389		Catcher Technology Co Ltd	2,497,482
5,754,604		Cathay Financial Holding Co Ltd	12,099,411
927,976		Chailease Holding Co Ltd	7,374,442
3,336,871		Chang Hwa Commercial Bank	2,086,131
1,307,922		Cheng Shin Rubber Industry Co Ltd	1,474,008
11,013,522		China Development Financial Holding Corp	6,641,618
8,444,151		China Steel Corp	10,228,985
13,143,282		Chinatrust Financial Holding Co	12,927,980
2,762,763		Chunghwa Telecom Co Ltd	12,247,231
2,914,000		Compal Electronics, Inc	2,186,608
1,385,768		Delta Electronics, Inc	11,567,817
8,997,694		E.Sun Financial Holding Co Ltd	10,276,470
128,316		Eclat Textile Co Ltd	2,105,475
44,000		eMemory Technology, Inc	1,849,184
1,810,980		Evergreen Marine Corp Taiwan Ltd	8,705,259
2,229,071		Far Eastern Textile Co Ltd	2,259,637
1,310,000		Far EasTone Telecommunications Co Ltd	3,680,769
281,513		Feng TAY Enterprise Co Ltd	1,812,408
7,124,034		First Financial Holding Co Ltd	6,690,339
2,521,173		Formosa Chemicals & Fibre Corp	6,789,923
923,064		Formosa Petrochemical Corp	2,846,988
2,797,453		Formosa Plastics Corp	9,945,070
584,512		Foxconn Technology Co Ltd	1,158,212
5,337,494		Fubon Financial Holding Co Ltd	13,402,001
6,377,328		Fuhwa Financial Holdings Co Ltd	5,613,278
191,000		Giant Manufacturing Co Ltd	1,596,851
161,509		Globalwafers Co Ltd	2,814,711
202,697		Hiwin Technologies Corp	1,501,008
8,830,002		Hon Hai Precision Industry Co, Ltd	30,252,289
200,608		Hotai Motor Co Ltd	3,912,055
5,851,917		Hua Nan Financial Holdings Co Ltd	4,680,091
6,749,487		InnoLux Display Corp	3,073,477
2,121,060		Inventec Co Ltd	1,812,004
71,125		Largan Precision Co Ltd	4,036,165
1,492,778		Lite-On Technology Corp	3,270,683
1,092,170		MediaTek, Inc	30,108,919
7,807,125		Mega Financial Holding Co Ltd	10,975,306
460,000		Micro-Star International Co Ltd	1,857,519
35,000		momo.com, Inc	923,901
3,817,860		Nan Ya Plastics Corp	11,154,184
152,000		Nan Ya Printed Circuit Board Corp	2,018,932
916,000		Nanya Technology Corp	2,004,416
98,000		Nien Made Enterprise Co Ltd	1,032,170
411,474		Novatek Microelectronics Corp Ltd	5,443,212
154,000	*	Oneness Biotech Co Ltd	1,009,164
1,415,000		Pegatron Technology Corp	3,352,317
1,616,512		Pou Chen Corp	1,685,766
269

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

438,000		President Chain Store Corp	$4,052,653
611,000		Prime View International Co Ltd	3,493,280
1,778,000		Quanta Computer, Inc	5,007,751
306,085		Realtek Semiconductor Corp	4,153,424
742,500		Ruentex Development Co Ltd	1,943,326
2,429,421		Shanghai Commercial & Savings Bank Ltd	4,007,711
8,740,684		Shin Kong Financial Holding Co Ltd	2,890,220
7,115,717		SinoPac Financial Holdings Co Ltd	4,382,021
1,000,050		Synnex Technology International Corp	2,602,827
7,153,077		Taishin Financial Holdings Co Ltd	4,678,910
3,623,958		Taiwan Cement Corp	5,625,735
6,422,944		Taiwan Cooperative Financial Holding	6,176,460
1,711,000		Taiwan High Speed Rail Corp	1,620,987
1,335,859		Taiwan Mobile Co Ltd	4,907,793
17,581,848		Taiwan Semiconductor Manufacturing Co Ltd	317,926,306
855,000		Unimicron Technology Corp	5,997,077
3,470,908		Uni-President Enterprises Corp	8,030,358
8,593,452		United Microelectronics Corp	13,651,462
588,000		Vanguard International Semiconductor Corp	2,068,899
50,000		Voltronic Power Technology Corp	2,187,544
425,400		Wan Hai Lines Ltd	2,062,010
242,878		Win Semiconductors Corp	1,580,845
2,100,000		Winbond Electronics Corp	1,895,928
51,000		Wiwynn Corp	1,743,977
954,660		WPG Holdings Co Ltd	1,751,357
298,009		Yageo Corp	4,022,385
1,254,000	*	Yang Ming Marine Transport	5,231,589
500,127		Zhen Ding Technology Holding Ltd	1,770,839
		TOTAL TAIWAN	741,611,553

TANZANIA, UNITED REPUBLIC OF - 0.1%
290,741		AngloGold Ashanti Ltd	5,953,807
		TOTAL TANZANIA, UNITED REPUBLIC OF	5,953,807

THAILAND - 1.7%
879,900		Advanced Info Service PCL	5,501,232
2,623,000		Airports of Thailand PCL	5,068,867
3,258,300		Asset World Corp PCL	455,862
341,700		B Grimm Power PCL	322,264
945,100		Bangkok Commercial Asset Management PCL	527,039
6,226,100		Bangkok Dusit Medical Services PCL	4,644,951
3,279,100		Bangkok Expressway & Metro PCL	785,548
502,500		Berli Jucker PCL	500,415
3,990,500		BTS Group Holdings PCL	1,043,387
267,700		Bumrungrad Hospital PCL	1,247,328
159,400		Carabao Group PCL	506,781
1,108,400		Central Pattana PCL	1,943,674
862,216	*	Central Retail Corp PCL	985,288
2,126,680		Charoen Pokphand Foods PCL	1,493,656
4,202,155		CP ALL plc	7,974,893
223,700		Delta Electronics Thai PCL	2,370,893
152,000		Electricity Generating PCL	735,421
996,703		Energy Absolute PCL	2,560,872
422,100		Global Power Synergy Co Ltd	813,546
1,896,050		Gulf Energy Development PCL	2,674,661
3,045,126		Home Product Center PCL	1,323,912
270

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

952,078		Indorama Ventures PCL	$1,246,772
712,300		Intouch Holdings PCL (Class F)	1,449,992
3,714,160		Krung Thai Bank PCL	1,637,425
388,200		Krungthai Card PCL	648,949
4,845,700		Land and Houses PCL Co Reg	1,346,703
1,641,970	*	Minor International PCL	1,659,357
362,200		Muangthai Capital PCL	484,970
559,800		Osotspa PCL	567,707
1,122,198		PTT Exploration & Production PCL	4,910,079
1,806,629		PTT Global Chemical PCL	2,619,280
1,400,000		PTT Oil & Retail Business PCL	1,016,349
7,371,200		PTT PCL	8,011,218
424,400		Ratch Group PCL	544,316
463,800		SCB X PCL	1,557,285
734,000		SCG Packaging PCL	1,176,009
570,958		Siam Cement PCL	6,136,627
445,000		Sri Trang Gloves Thailand PCL	315,723
423,900		Srisawad Corp PCL	658,646
1,091,500		Thai Oil PCL	1,785,939
1,393,400		Thai Union Group PCL	685,269
6,115,448		True Corp PCL	856,413
		TOTAL THAILAND	82,795,518

TURKEY - 0.3%
2,264,911		Akbank TAS	1,360,632
610,470		Aselsan Elektronik Sanayi Ve Ticaret AS	1,007,292
399,445		BIM Birlesik Magazalar AS	2,244,116
893,444		Eregli Demir ve Celik Fabrikalari TAS	2,019,361
41,937		Ford Otomotiv Sanayi AS	844,205
495,262		KOC Holding AS	1,340,867
781,989		Turkcell Iletisim Hizmet AS	1,139,679
1,545,744	*	Turkiye Garanti Bankasi AS	1,559,460
995,621		Turkiye Is Bankasi (Series C)	706,069
100,002	*	Turkiye Petrol Rafinerileri AS	1,577,322
1,109,329		Turkiye Sise ve Cam Fabrikalari AS	1,353,765
		TOTAL TURKEY	15,152,768

UNITED ARAB EMIRATES - 1.5%
1,919,543		Abu Dhabi Commercial Bank PJSC	5,306,250
1,104,654		Abu Dhabi Islamic Bank PJSC	2,631,076
2,132,544		Abu Dhabi National Oil Co for Distribution PJSC	2,392,287
2,968,070		Aldar Properties PJSC	4,547,671
1,804,985		Dubai Islamic Bank PJSC	3,157,215
2,942,333		Emaar Properties PJSC	5,075,088
1,799,826		Emirates NBD Bank PJSC	7,435,342
2,458,021		Emirates Telecommunications Group Co PJSC	23,510,383
3,227,335		National Bank of Abu Dhabi PJSC	19,716,965
		TOTAL UNITED ARAB EMIRATES	73,772,277

UNITED STATES - 0.2%
480,464		JBS S.A.	3,678,347
44,109	*	Legend Biotech Corp (ADR)	1,770,976
54,000		Parade Technologies Ltd	2,568,055
		TOTAL UNITED STATES	8,017,378

		TOTAL COMMON STOCKS	4,860,474,121
		(Cost $4,354,225,049)
271

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

SHARES		COMPANY			VALUE

PREFERRED STOCKS - 0.0%

PHILIPPINES - 0.0%
307,700	*,†	Ayala Land, Inc			$589
		TOTAL PHILIPPINES			589

		TOTAL PREFERRED STOCKS			589
		(Cost $725)

				EXPIRATION DATE

RIGHTS / WARRANTS - 0.0%

EGYPT - 0.0%
536,183		Fawry for Banking & Payment Technology Services SAE		05/11/22	111,354
		TOTAL EGYPT			111,354

THAILAND - 0.0%
11,796		Srisawad Corp PCL		08/29/25	2,497
		TOTAL THAILAND			2,497

		TOTAL RIGHTS / WARRANTS			113,851
		(Cost $296,292)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.7%

GOVERNMENT AGENCY DEBT - 0.8%
$19,985,000		Federal Farm Credit Bank (FFCB)	0.000%	05/04/22	19,984,468
10,000,000		Federal Home Loan Bank (FHLB)	0.000	05/05/22	9,999,601
10,000,000		FHLB	0.000	05/13/22	9,998,537
		TOTAL GOVERNMENT AGENCY DEBT			39,982,606

TREASURY DEBT - 0.3%
15,000,000		United States Treasury Bill	0.000	05/12/22	14,999,490
		TOTAL TREASURY DEBT			14,999,490

REPURCHASE AGREEMENT - 0.2%
8,040,000	r	Fixed Income Clearing Corp (FICC)	0.230	05/02/22	8,040,000
		TOTAL REPURCHASE AGREEMENT			8,040,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
21,704,964	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		21,704,964
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			21,704,964

		TOTAL SHORT-TERM INVESTMENTS			84,727,060
		(Cost $84,727,049)
		TOTAL INVESTMENTS - 100.4%			4,945,336,971
		(Cost $4,439,271,771)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%			(19,243,578)
		NET ASSETS - 100.0%			$4,926,093,393
272

TIAA-CREF FUNDS – Emerging Markets Equity Index Fund

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
INR	Indian Rupee

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $74,655,776.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $241,770,332 or 4.9% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $8,040,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 2.500% and maturity date 2/15/46, valued at $8,200,827.

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
ICE US MSCI Emerging Markets EM Index Futures	1,396	06/17/22	$ 75,571,803	$73,806,520	$(1,765,283)
273

TIAA-CREF FUNDS – International Equity Index Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.5%

AUSTRALIA - 8.7%
273,804		Ampol Ltd	$6,437,463
1,408,310		APA Group	11,315,940
691,949		Aristocrat Leisure Ltd	16,054,824
2,380,150		Aurizon Holdings Ltd	6,721,819
3,199,421		Australia & New Zealand Banking Group Ltd	60,882,382
228,825		Australian Stock Exchange Ltd	13,834,681
989,098	*,†	AZ BGP Holdings	2,795
5,738,152		BHP Billiton Ltd	191,742,785
582,071		BlueScope Steel Ltd	8,274,486
1,604,161		Brambles Ltd	11,845,633
76,578		Cochlear Ltd	12,334,214
1,516,546		Coles Group Ltd	19,940,541
1,937,797		Commonwealth Bank of Australia	140,845,896
607,111		Computershare Ltd	10,703,408
397,808	*	Crown Resorts Ltd	3,601,812
549,199		CSL Ltd	104,814,691
1,213,846		Dexus Property Group	9,490,538
74,700		Domino’s Pizza Enterprises Ltd	3,915,858
1,518,182		Endeavour Group Ltd	8,310,612
2,044,834		Evolution Mining Ltd	5,786,065
1,900,770		Fortescue Metals Group Ltd	28,726,469
11,274,303		Glencore Xstrata plc	69,468,468
1,966,064		Goodman Group	32,722,949
2,069,564		GPT Group	7,357,060
232,538		IDP Education Ltd	4,313,905
2,767,094		Insurance Australia Group Ltd	8,836,130
748,260		Lend Lease Corp Ltd	6,409,862
381,245		Macquarie Group Ltd	54,885,166
3,354,604		Medibank Pvt Ltd	7,538,274
200,204		Mineral Resources Ltd	8,134,935
4,515,583		Mirvac Group	7,631,743
3,696,740		National Australia Bank Ltd	84,391,674
1,032,701		Newcrest Mining Ltd	19,393,457
1,240,146		Northern Star Resources Ltd	8,524,500
436,909		Orica Ltd	5,020,444
1,891,158		Origin Energy Ltd	9,045,691
1,073,282	*	Qantas Airways Ltd	4,158,779
1,688,260		QBE Insurance Group Ltd	14,565,100
221,322		Ramsay Health Care Ltd	12,559,409
59,966		REA Group Ltd	5,372,228
327,704		Reece Ltd	3,981,474
422,394		Rio Tinto Ltd	33,413,004
1,271,516		Rio Tinto plc	89,840,419
3,656,773		Santos Ltd	20,434,304
5,841,719		Scentre Group	12,171,284
274

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

380,906		Seek Ltd	$7,464,001
511,741		Sonic Healthcare Ltd	13,216,330
5,316,557		South32 Ltd	17,705,922
2,847,066		Stockland Trust Group	8,240,626
1,458,418		Suncorp-Metway Ltd	11,709,624
2,497,131		Tabcorp Holdings Ltd	9,549,567
4,557,603		Telstra Corp Ltd	12,937,431
3,439,028		Transurban Group	34,533,381
832,600		Treasury Wine Estates Ltd	6,587,266
4,355,134		Vicinity Centres	5,682,640
243,419		Washington H Soul Pattinson & Co Ltd	4,743,289
1,289,825		Wesfarmers Ltd	44,631,908
4,145,326		Westpac Banking Corp	69,392,708
158,294		Wisetech Global Ltd	4,907,556
1,156,116		Woodside Petroleum Ltd	25,152,555
1,404,586		Woolworths Ltd	37,998,348
		TOTAL AUSTRALIA	1,520,206,323

AUSTRIA - 0.3%
386,285		Erste Bank der Oesterreichischen Sparkassen AG.	12,027,275
541,869		Mondi plc	10,179,533
179,180		OMV AG.	9,159,258
177,187		Raiffeisen International Bank Holding AG.	2,016,974
77,307	*	Verbund AG.	8,263,286
128,811		Voestalpine AG.	3,352,031
		TOTAL AUSTRIA	44,998,357

BELGIUM - 0.8%
194,488		Ageas	9,306,556
982,580		Anheuser-Busch InBev S.A.	56,537,188
60,035		Colruyt S.A.	2,204,534
37,329		Elia System Operator S.A.	5,941,968
121,350		Groupe Bruxelles Lambert S.A.	11,450,639
280,944		KBC Groep NV	19,113,138
178,114		Proximus plc	3,113,131
18,097	e	Sofina S.A.	5,545,954
81,407		Solvay S.A.	7,655,289
149,241		UCB S.A.	16,964,618
226,509		Umicore S.A.	8,707,788
		TOTAL BELGIUM	146,540,803

BRAZIL - 0.1%
187,217		Yara International ASA	9,519,649
		TOTAL BRAZIL	9,519,649

CHILE - 0.0%
462,797		Antofagasta plc	8,859,743
		TOTAL CHILE	8,859,743

CHINA - 0.6%
4,198,938		BOC Hong Kong Holdings Ltd	15,199,568
1,937,421	g	Budweiser Brewing Co APAC Ltd	4,820,684
2,270,000		Chow Tai Fook Jewellery Group Ltd	3,806,159
2,318,097	*,g	ESR Cayman Ltd	7,036,831
275

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

60,600	*,e	Futu Holdings Ltd (ADR)	$1,938,594
1,062,261		Prosus NV	51,231,430
1,554,000		SITC International Co Ltd	5,166,224
2,069,361		Wilmar International Ltd	6,596,484
		TOTAL CHINA	95,795,974

DENMARK - 2.7%
183,255		Ambu A.S.	2,412,085
3,553		AP Moller - Maersk AS (Class A)	10,057,258
6,738		AP Moller - Maersk AS (Class B)	19,501,297
112,665		Carlsberg AS (Class B)	14,312,187
125,036		Chr Hansen Holding A/S	9,741,517
133,644		Coloplast AS	18,005,679
784,258		Danske Bank AS	12,029,612
128,998	*	Demant A.S.	5,668,626
230,306		DSV AS	37,759,051
73,470	*	Genmab AS	25,835,096
147,243		GN Store Nord	5,525,961
1,912,800		Novo Nordisk AS	218,491,935
231,514		Novozymes AS	16,138,730
209,639	g	Orsted AS	23,192,451
113,103		Pandora AS	9,931,166
11,098		Rockwool International AS (B Shares)	3,103,889
402,010		Tryg A.S.	9,558,634
1,149,541		Vestas Wind Systems A.S.	29,314,439
		TOTAL DENMARK	470,579,613

FINLAND - 1.2%
165,464		Elisa Oyj (Series A)	9,699,727
493,805		Fortum Oyj	8,209,927
308,226		Kesko Oyj (B Shares)	7,760,036
380,958		Kone Oyj (Class B)	18,315,582
476,960		Neste Oil Oyj	20,465,795
6,194,936	*	Nokia Oyj	31,408,758
3,668,124		Nordea Bank Abp	36,571,480
128,030		Orion Oyj (Class B)	5,021,658
569,816		Sampo Oyj (A Shares)	27,668,809
661,160		Stora Enso Oyj (R Shares)	13,011,294
599,874		UPM-Kymmene Oyj	20,751,016
528,031		Wartsila Oyj (B Shares)	4,240,005
		TOTAL FINLAND	203,124,087

FRANCE - 10.2%
192,155	*	Accor S.A.	6,312,987
315,486	*	Adevinta ASA	2,437,264
33,359	*	Aeroports de Paris	4,718,625
538,835		Air Liquide	93,222,909
674,544		Airbus SE	73,843,574
366,891		Alstom RGPT	8,064,414
66,280	g	Amundi S.A.	3,985,417
68,274		Arkema	7,779,433
2,217,481		AXA S.A.	58,663,502
48,428		BioMerieux	4,610,434
1,295,013		BNP Paribas S.A.	67,148,204
1,018,460		Bollore	4,752,567
258,148		Bouygues S.A.	8,875,966
276

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

329,955		Bureau Veritas S.A.	$9,478,521
181,209		Cap Gemini S.A.	36,890,342
698,335		Carrefour S.A.	14,809,985
192,753		CNP Assurances	4,235,650
578,007		Compagnie de Saint-Gobain	33,719,865
1,434,292		Credit Agricole S.A.	15,487,573
733,867		Danone	44,377,854
27,212		Dassault Aviation S.A.	4,566,313
751,783		Dassault Systemes SE	33,247,116
283,556		Edenred	14,240,798
96,052		Eiffage S.A.	9,485,008
708,499		Electricite de France	6,440,993
2,067,620		Engie S.A.	24,398,888
324,843		Essilor International S.A.	55,303,780
44,193	*	Eurazeo	3,395,750
156,397		Faurecia	3,399,753
64,199		Fonciere Des Regions	4,572,097
51,615		Gecina S.A.	5,814,333
547,794		Getlink S.E.	10,024,142
35,806		Hermes International	44,150,836
42,635		Ipsen	4,419,705
85,008		Kering	45,230,410
244,596		Klepierre	5,854,565
104,793	g	La Francaise des Jeux SAEM	3,913,072
304,591		Legrand S.A.	26,991,077
283,427		L’Oreal S.A.	103,113,539
315,800		LVMH Moet Hennessy Louis Vuitton S.A.	204,365,236
192,920		Michelin (C.G.D.E.) (Class B)	23,895,055
2,327,878		Orange S. A.	27,714,310
55,373		Orpea	1,980,266
236,864		Pernod-Ricard S.A.	48,884,965
254,823		Publicis Groupe S.A.	15,298,724
29,035		Remy Cointreau S.A.	5,755,718
224,134	*	Renault S.A.	5,476,401
387,586		Safran S.A.	41,626,144
1,301,669		Sanofi-Aventis	137,579,751
31,007		Sartorius Stedim Biotech	10,146,391
31,635		SEB S.A.	3,798,961
924,500		Societe Generale	22,219,472
98,917		Sodexho Alliance S.A.	7,441,086
66,262		Teleperformance	23,782,165
118,752		Thales S.A.	15,203,212
2,853,994		Total S.A.	140,139,568
108,894	*	Ubisoft Entertainment	4,923,416
120,884	*	Unibail-Rodamco-Westfield	8,531,378
19,944	*	Unibail-Rodamco-Westfield	1,430,715
266,778		Valeo S.A.	4,850,320
732,342		Veolia Environnement	21,367,229
612,112		Vinci S.A.	59,395,589
845,931		Vivendi Universal S.A.	9,716,003
32,305		Wendel	3,218,682
264,923	*,g	Worldline S.A.	10,423,177
		TOTAL FRANCE	1,771,141,195
277

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

GERMANY - 7.8%
216,075		Adidas-Salomon AG.	$43,573,505
463,238		Allianz AG.	104,522,281
1,101,084		Aroundtown S.A.	5,536,836
1,046,648	*	BASF SE	55,119,594
1,109,472	*	Bayer AG.	73,082,074
388,471		Bayerische Motoren Werke AG.	31,724,782
57,447		Bayerische Motoren Werke AG. (Preference)	4,232,037
89,059		Bechtle AG.	4,115,391
119,932		Beiersdorf AG.	12,046,031
173,366		Brenntag AG.	13,377,523
45,807		Carl Zeiss Meditec AG.	5,753,570
1,129,323	*	Commerzbank AG.	7,372,588
125,027	*	Continental AG.	8,569,490
224,335	g	Covestro AG.	9,658,862
976,799	*	Daimler AG. (Registered)	68,181,710
460,772	*	Daimler Truck Holding AG.	12,392,335
829,270	*	Deutsche Annington Immobilien SE	33,038,918
2,362,036	*	Deutsche Bank AG. (Registered)	23,618,768
221,037		Deutsche Boerse AG.	38,481,333
679,631	*,e	Deutsche Lufthansa AG.	5,056,161
1,127,026		Deutsche Post AG.	48,149,323
3,665,297		Deutsche Telekom AG.	67,518,981
2,518,490		E.ON AG.	26,209,816
243,000		Evonik Industries AG.	6,355,998
229,266		Fresenius Medical Care AG.	14,257,330
477,988		Fresenius SE	16,895,898
74,633		FUCHS PETROLUB SE	2,354,017
176,250		GEA Group AG.	6,860,786
68,391		Hannover Rueckversicherung AG.	10,630,049
176,102		HeidelbergCement AG.	10,144,783
186,877	*	HelloFresh SE	7,877,651
117,506		Henkel KGaA	7,457,063
201,151		Henkel KGaA (Preference)	12,916,168
1,503,754		Infineon Technologies AG.	42,681,370
81,347		KION Group AG.	4,525,005
81,894		Knorr-Bremse AG.	5,840,236
93,445		Lanxess AG.	3,612,216
80,351		LEG Immobilien AG.	8,238,428
151,429		Merck KGaA	28,094,209
59,460	*	MTU Aero Engines Holding AG.	11,991,035
159,387		Muenchener Rueckver AG.	37,956,528
62,371		Nemetschek AG.	4,949,409
172,340		Porsche AG.	14,214,585
115,572		Puma AG. Rudolf Dassler Sport	8,503,625
5,671		Rational AG.	3,459,565
717,344		RWE AG.	29,783,691
1,187,044		SAP AG.	120,302,098
28,882		Sartorius AG.	10,828,714
93,975	g	Scout24 AG.	5,943,759
871,377		Siemens AG.	107,140,135
469,427		Siemens Energy AG.	9,042,227
335,492	g	Siemens Healthineers AG.	17,938,742
158,545		Symrise AG.	18,865,943
1,037,242		Telefonica Deutschland Holding AG.	3,119,536
98,243		Uniper SE	2,525,302
102,839		United Internet AG.	3,308,417
278

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

55,865		Volkswagen AG.	$12,114,965
186,856		Volkswagen AG. (Preference)	28,937,719
247,572	*,g	Zalando SE	9,741,031
		TOTAL GERMANY	1,350,740,142

HONG KONG - 2.4%
13,732,347		AIA Group Ltd	134,903,247
2,305,789		CK Asset Holdings Ltd	15,631,264
750,044		CK Infrastructure Holdings Ltd	5,042,850
1,941,882		CLP Holdings Ltd	18,949,614
2,237,237		Hang Lung Properties Ltd	4,278,873
863,710		Hang Seng Bank Ltd	15,292,383
1,680,728		Henderson Land Development Co Ltd	6,796,892
3,352,611		HK Electric Investments & HK Electric Investments Ltd	3,311,168
4,488,835		HKT Trust and HKT Ltd	6,441,224
12,687,292		Hong Kong & China Gas Ltd	13,993,069
1,607,927		Hong Kong Electric Holdings Ltd	10,829,482
1,360,064		Hong Kong Exchanges and Clearing Ltd	57,692,522
1,238,970		Hongkong Land Holdings Ltd	5,779,745
248,677		Jardine Matheson Holdings Ltd	13,212,209
2,315,102		Link REIT	19,997,347
305,434	*	Melco Crown Entertainment Ltd (ADR)	1,747,082
1,859,688		MTR Corp	9,880,717
1,637,588		New World Development Co Ltd	6,263,431
3,642,833		Sino Land Co	4,815,032
1,496,971		Sun Hung Kai Properties Ltd	17,240,741
603,112		Swire Pacific Ltd (Class A)	3,435,271
1,354,634		Swire Properties Ltd	3,246,457
1,574,660		Techtronic Industries Co	21,018,711
9,175,105	g	WH Group Ltd	6,336,319
1,901,426		Wharf Real Estate Investment Co Ltd	8,960,599
1,987,770		Xinyi Glass Holdings Co Ltd	4,398,560
		TOTAL HONG KONG	419,494,809

IRELAND - 0.6%
155,470	*	AerCap Holdings NV	7,262,004
884,224		CRH plc	34,948,814
190,779	*	Flutter Entertainment plc	19,171,268
184,938		Kerry Group plc (Class A)	20,485,541
176,361		Kingspan Group plc	16,416,925
273,624		Smurfit Kappa Group plc	11,562,192
		TOTAL IRELAND	109,846,744

ISRAEL - 0.6%
47,744		Azrieli Group	4,101,127
1,277,259		Bank Hapoalim Ltd	11,841,734
1,623,722		Bank Leumi Le-Israel	17,040,550
122,454	*	Check Point Software Technologies	15,464,716
33,683		Elbit Systems Ltd	7,311,497
808,601		Israel Chemicals Ltd	8,768,711
1,357,299		Israel Discount Bank Ltd	8,016,802
51,971	*	Kornit Digital Ltd	3,456,071
154,796		Mizrahi Tefahot Bank Ltd	5,725,852
70,418	*	Nice Systems Ltd	14,641,954
1,236,310	*	Teva Pharmaceutical Industries Ltd (ADR)	10,768,260
68,996	*	Wix.com Ltd	5,206,438
		TOTAL ISRAEL	112,343,712
279

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

ITALY - 1.9%
145,703		Amplifon S.p.A.	$5,812,801
1,249,932	e	Assicurazioni Generali S.p.A.	23,665,060
572,308	*	Autostrade S.p.A.	13,652,718
239,999		Coca-Cola HBC AG.	4,865,711
601,066		Davide Campari-Milano NV	6,781,936
28,663		DiaSorin S.p.A.	3,754,617
9,239,839		Enel S.p.A.	60,085,681
2,838,958		ENI S.p.A.	39,685,198
142,311		Ferrari NV	29,964,256
666,074		FinecoBank Banca Fineco S.p.A	9,259,334
367,524	g	Infrastrutture Wireless Italiane S.p.A	3,921,602
18,801,493		Intesa Sanpaolo S.p.A.	38,312,114
712,992		Mediobanca S.p.A.	7,146,211
232,530		Moncler S.p.A	12,113,347
576,466	*,g	Nexi S.p.A	5,653,932
616,962	g	Poste Italiane S.p.A	6,045,696
282,422		Prysmian S.p.A.	9,185,749
134,188		Recordati S.p.A.	6,466,300
2,407,860		Snam Rete Gas S.p.A.	13,206,151
10,444,730		Telecom Italia S.p.A.	3,050,078
1,634,605		Terna Rete Elettrica Nazionale S.p.A.	13,331,971
2,415,234	e	UniCredit S.p.A.	22,353,183
		TOTAL ITALY	338,313,646

JAPAN - 21.4%
226,877		Advantest Corp	15,483,919
737,677		Aeon Co Ltd	14,019,738
163,742		Aisin Seiki Co Ltd	4,756,796
537,522		Ajinomoto Co, Inc	13,965,650
183,159	*,e	All Nippon Airways Co Ltd	3,452,666
509,659		Asahi Breweries Ltd	19,210,481
223,608		Asahi Glass Co Ltd	8,382,932
257,552		Asahi Intecc Co Ltd	4,976,915
1,390,439		Asahi Kasei Corp	11,408,119
2,081,803		Astellas Pharma, Inc	31,696,939
142,058		Azbil Corp	4,313,176
234,098		Bandai Namco Holdings Inc	15,849,113
87,200		Benefit One, Inc	1,322,163
645,287		Bridgestone Corp	23,652,146
253,451		Brother Industries Ltd	4,404,873
1,123,098		Canon, Inc	25,841,527
209,514		Capcom Co Ltd	5,528,467
164,528		Central Japan Railway Co	20,711,633
598,612		Chiba Bank Ltd	3,449,972
781,317		Chubu Electric Power Co, Inc	7,887,446
760,827		Chugai Pharmaceutical Co Ltd	22,798,292
1,194,911		Concordia Financial Group Ltd	4,348,406
22,770		Cosmos Pharmaceutical Corp	2,099,110
469,976		CyberAgent, Inc	4,965,231
232,375		Dai Nippon Printing Co Ltd	4,856,180
114,334		Daifuku Co Ltd	7,030,238
1,155,766		Dai-ichi Mutual Life Insurance Co	23,143,075
2,004,842		Daiichi Sankyo Co Ltd	50,479,706
282,211		Daikin Industries Ltd	43,126,802
280

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

70,683		Daito Trust Construction Co Ltd	$6,807,608
635,963		Daiwa House Industry Co Ltd	15,288,664
2,340		Daiwa House REIT Investment Corp	5,695,564
1,629,391	*	Daiwa Securities Group, Inc	7,985,854
488,878		Denso Corp	29,794,794
248,410		Dentsu, Inc	8,953,109
33,509		Disco Corp	8,201,337
473,384		Don Quijote Co Ltd	7,249,096
337,765		East Japan Railway Co	17,613,351
262,845		Eisai Co Ltd	11,447,145
3,543,259		ENEOS Holdings, Inc	12,467,355
217,498	*	Fanuc Ltd	33,326,795
65,781		Fast Retailing Co Ltd	30,285,956
147,843	*	Fuji Electric Holdings Co Ltd	6,483,018
681,664		Fuji Heavy Industries Ltd	10,344,046
404,773		Fujifilm Holdings Corp	22,250,874
222,315		Fujitsu Ltd	33,602,725
4,929		GLP J-Reit	6,651,067
48,915		GMO Payment Gateway, Inc	4,103,963
252,511		Hakuhodo DY Holdings, Inc	2,980,026
161,887		Hamamatsu Photonics KK	7,243,338
262,003		Hankyu Hanshin Holdings, Inc	6,914,678
22,709		Hikari Tsushin, Inc	2,659,070
342,180		Hino Motors Ltd	1,766,330
38,570		Hirose Electric Co Ltd	4,893,527
124,363	*	Hitachi Construction Machinery Co Ltd	2,815,746
1,096,500	*	Hitachi Ltd	52,003,101
283,600	*	Hitachi Metals Ltd	4,425,489
1,852,996		Honda Motor Co Ltd	48,740,374
63,425		Hoshizaki Electric Co Ltd	4,017,487
419,994	*	Hoya Corp	41,681,086
402,685		Hulic Co Ltd	3,400,028
118,586		Ibiden Co Ltd	4,431,780
245,573		Idemitsu Kosan Co Ltd	6,472,090
165,373		Iida Group Holdings Co Ltd	2,630,196
1,157,492		Inpex Holdings, Inc	13,772,031
656,024		Isuzu Motors Ltd	7,653,031
65,619	e	Ito En Ltd	2,696,646
1,344,582		Itochu Corp	40,580,795
118,271		Itochu Techno-Science Corp	2,769,409
164,476	*	Japan Airlines Co Ltd	2,715,412
560,915		Japan Post Bank Co Ltd	4,231,704
2,714,918		Japan Post Holdings Co Ltd	19,036,606
220,263		Japan Post Insurance Co Ltd	3,561,606
1,441		Japan Real Estate Investment Corp	6,974,233
7,666		Japan Retail Fund Investment Corp	6,093,155
1,319,791		Japan Tobacco, Inc	22,451,999
552,049		JFE Holdings, Inc	6,750,865
216,680		JSR Corp	5,883,968
480,148		Kajima Corp	5,351,000
148,774		Kakaku.com, Inc	3,115,597
864,219		Kansai Electric Power Co, Inc	7,575,740
204,482		Kansai Paint Co Ltd	2,816,110
544,278		Kao Corp	21,813,829
1,854,023		KDDI Corp	61,395,397
110,936		Keio Corp	4,254,679
281

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

138,868		Keisei Electric Railway Co Ltd	$3,404,968
221,186		Keyence Corp	88,917,683
165,165		Kikkoman Corp	9,282,460
198,260		Kintetsu Corp	5,684,361
911,327		Kirin Brewery Co Ltd	13,285,074
62,079		Kobayashi Pharmaceutical Co Ltd	4,233,455
161,911		Kobe Bussan Co Ltd	3,947,277
70,142	e	Koei Tecmo Holdings Co Ltd	2,150,905
127,009	*	Koito Manufacturing Co Ltd	4,660,535
999,205		Komatsu Ltd	22,488,584
100,477		Konami Corp	6,178,670
37,285		Kose Corp	3,827,715
1,171,654		Kubota Corp	19,904,830
108,758		Kurita Water Industries Ltd	3,710,422
363,036		Kyocera Corp	19,061,907
326,412		Kyowa Hakko Kogyo Co Ltd	6,879,712
84,444		Lasertec Corp	11,281,831
59,668		Lawson, Inc	2,194,600
256,724		Lion Corp	2,645,139
324,652		LIXIL Group Corp	5,710,080
503,492		M3, Inc	16,078,482
257,369		Makita Corp	7,607,015
1,762,873		Marubeni Corp	19,242,842
721,506		Mazda Motor Corp	5,123,236
100,715		McDonald’s Holdings Co Japan Ltd	3,995,650
211,527		Mediceo Paltac Holdings Co Ltd	3,483,510
144,526		MEIJI Holdings Co Ltd	7,204,172
131,908	*,e	Mercari, Inc	2,161,626
404,291		Minebea Co Ltd	7,756,790
321,243		MISUMI Group, Inc	8,054,948
1,391,241		Mitsubishi Chemical Holdings Corp	8,483,287
1,434,362		Mitsubishi Corp	48,159,449
2,029,734		Mitsubishi Electric Corp	21,260,021
1,336,106		Mitsubishi Estate Co Ltd	19,462,482
169,723		Mitsubishi Gas Chemical Co, Inc	2,478,459
356,589		Mitsubishi Heavy Industries Ltd	12,191,819
13,572,588		Mitsubishi UFJ Financial Group, Inc	78,902,518
680,533		Mitsubishi UFJ Lease & Finance Co Ltd	3,062,039
1,772,954		Mitsui & Co Ltd	42,933,477
217,560		Mitsui Chemicals, Inc	4,970,786
1,048,691		Mitsui Fudosan Co Ltd	22,225,681
403,600		Mitsui OSK Lines Ltd	9,448,723
104,033		Miura Co Ltd	2,173,008
2,739,188		Mizuho Financial Group, Inc	33,261,155
291,596		MonotaRO Co Ltd	5,009,049
489,723		MS&AD Insurance Group Holdings Inc	14,577,713
646,832		Murata Manufacturing Co Ltd	38,556,025
274,439		NEC Corp	10,647,099
561,983		Nexon Co Ltd	12,796,969
284,989		NGK Insulators Ltd	3,833,564
512,135		Nidec Corp	33,109,048
362,788		Nihon M&A Center, Inc	4,467,302
126,813		Nintendo Co Ltd	57,876,275
1,645		Nippon Building Fund, Inc	8,539,694
83,887		Nippon Express Holdings, Inc	4,918,358
963,785		Nippon Paint Co Ltd	7,634,460
282

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

2,443		Nippon ProLogis REIT, Inc	$6,761,657
66,973		Nippon Shinyaku Co Ltd	4,529,637
981,338		Nippon Steel Corp	15,582,253
1,389,836		Nippon Telegraph & Telephone Corp	40,957,548
184,672		Nippon Yusen Kabushiki Kaisha	13,322,975
130,825		Nissan Chemical Industries Ltd	6,910,515
2,724,264	*	Nissan Motor Co Ltd	10,906,716
263,720		Nisshin Seifun Group, Inc	3,515,603
72,565		Nissin Food Products Co Ltd	5,047,808
92,876		Nitori Co Ltd	9,555,018
162,341		Nitto Denko Corp	10,896,476
3,531,550	*	Nomura Holdings, Inc	13,598,066
136,462		Nomura Real Estate Holdings, Inc	3,324,998
4,758		Nomura Real Estate Master Fund, Inc	5,973,854
395,237		Nomura Research Institute Ltd	11,175,887
713,177		NTT Data Corp	13,149,495
698,676		Obayashi Corp	4,804,891
82,550		Obic Co Ltd	12,195,875
340,560		Odakyu Electric Railway Co Ltd	5,157,117
919,327		OJI Paper Co Ltd	4,354,855
1,261,440		Olympus Corp	22,202,755
207,517		Omron Corp	12,233,971
445,170		Ono Pharmaceutical Co Ltd	11,436,658
89,400		Open House Co Ltd	3,459,302
46,531	*	Oracle Corp Japan	2,990,145
232,533		Oriental Land Co Ltd	35,175,291
1,382,691		ORIX Corp	25,218,846
2,847		Orix JREIT, Inc	3,848,349
462,006		Osaka Gas Co Ltd	8,326,921
609,853		Osaka Securities Exchange Co Ltd	9,080,960
140,901		Otsuka Corp	4,617,623
439,161		Otsuka Holdings KK	14,756,869
2,502,634		Panasonic Corp	22,306,463
199,756		Persol Holdings Co Ltd	3,963,085
90,448		Pola Orbis Holdings, Inc	1,042,786
999,799	*	Rakuten, Inc	7,028,469
1,546,848		Recruit Holdings Co Ltd	56,122,107
1,450,972	*	Renesas Electronics Corp	15,493,423
2,236,034		Resona Holdings, Inc	9,723,229
785,488		Ricoh Co Ltd	5,735,560
42,499		Rinnai Corp	2,716,510
95,044		Rohm Co Ltd	6,639,855
273,442		Ryohin Keikaku Co Ltd	2,457,458
389,616		Santen Pharmaceutical Co Ltd	3,169,401
272,244	*	SBI Holdings, Inc	6,089,310
228,953		Secom Co Ltd	16,107,863
302,934		Seiko Epson Corp	4,267,589
409,518		Sekisui Chemical Co Ltd	5,545,339
691,911		Sekisui House Ltd	12,017,067
851,248		Seven & I Holdings Co Ltd	37,639,543
386,224		SG Holdings Co Ltd	6,806,302
251,332		Sharp Corp	2,126,595
270,746		Shimadzu Corp	8,851,264
87,778		Shimano, Inc	15,552,885
574,071		Shimizu Corp	3,010,219
403,546		Shin-Etsu Chemical Co Ltd	55,461,144
283

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

297,033		Shionogi & Co Ltd	$16,522,731
446,638		Shiseido Co Ltd	21,113,218
460,019		Shizuoka Bank Ltd	2,976,356
64,751		SMC Corp	31,353,737
3,322,577		Softbank Corp	38,667,692
1,365,525		Softbank Group Corp	56,164,363
94,543		Sohgo Security Services Co Ltd	2,626,292
354,859		Sompo Holdings, Inc	14,446,308
1,433,732		Sony Corp	123,732,527
101,211		Square Enix Co Ltd	4,040,926
140,588		Stanley Electric Co Ltd	2,424,173
373,872		Sumco Corp	5,384,378
167,864		Sumisho Computer Systems Corp	2,668,754
1,690,819		Sumitomo Chemical Co Ltd	7,189,708
1,272,755		Sumitomo Corp	20,139,605
208,575		Sumitomo Dainippon Pharma Co Ltd	1,857,903
883,994		Sumitomo Electric Industries Ltd	9,503,665
273,442		Sumitomo Metal Mining Co Ltd	11,992,270
1,476,745		Sumitomo Mitsui Financial Group, Inc	44,618,278
379,002		Sumitomo Mitsui Trust Holdings, Inc	11,763,276
345,122		Sumitomo Realty & Development Co Ltd	9,155,560
165,591		Suntory Beverage & Food Ltd	6,524,452
424,193	*	Suzuki Motor Corp	12,787,339
186,703		Sysmex Corp	12,247,260
619,930		T&D Holdings, Inc	7,966,371
203,685		Taisei Corp	5,517,419
56,225		Taisho Pharmaceutical Holdings Co Ltd	2,214,586
171,272		Taiyo Nippon Sanso Corp	3,082,123
1,778,209		Takeda Pharmaceutical Co Ltd	51,597,441
450,595		TDK Corp	13,919,652
721,462		Terumo Corp	21,474,412
241,729		TIS, Inc	5,429,078
223,323		Tobu Railway Co Ltd	5,019,892
144,497		Toho Co Ltd	5,361,912
711,946		Tokio Marine Holdings, Inc	38,493,969
42,033		Tokyo Century Corp	1,294,705
1,813,146	*	Tokyo Electric Power Co, Inc	6,258,537
169,453		Tokyo Electron Ltd	71,500,084
448,829		Tokyo Gas Co Ltd	8,597,073
528,858		Tokyu Corp	6,467,304
288,328		Toppan Printing Co Ltd	4,765,965
1,534,840		Toray Industries, Inc	7,274,042
442,011		Toshiba Corp	18,355,978
285,539		Tosoh Corp	3,942,869
164,497		Toto Ltd	5,543,351
100,614		Toyo Suisan Kaisha Ltd	3,106,593
174,167		Toyota Industries Corp	10,445,977
12,042,850	*	Toyota Motor Corp	206,338,648
238,241		Toyota Tsusho Corp	8,559,336
158,566	*	Trend Micro, Inc	8,841,151
43,979	e	Tsuruha Holdings, Inc	2,247,680
473,716		Uni-Charm Corp	16,481,521
297,261		USS Co Ltd	4,948,816
107,415		Welcia Holdings Co Ltd	2,201,907
247,506		West Japan Railway Co	9,187,171
143,485		Yakult Honsha Co Ltd	7,429,737
284

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

145,016		Yamaha Corp	$5,540,622
356,887		Yamaha Motor Co Ltd	7,368,177
309,106		Yamato Transport Co Ltd	5,783,991
281,369		Yaskawa Electric Corp	9,554,010
255,736		Yokogawa Electric Corp	4,077,067
3,033,836		Z Holdings Corp	11,910,348
138,204		ZOZO Inc	2,893,644
		TOTAL JAPAN	3,717,255,459

JORDAN - 0.0%
208,856		Hikma Pharmaceuticals plc	4,906,114
		TOTAL JORDAN	4,906,114

LUXEMBOURG - 0.2%
743,484		ArcelorMittal	21,678,279
148,617		Eurofins Scientific SE	13,812,133
		TOTAL LUXEMBOURG	35,490,412

MACAU - 0.1%
2,467,914		Galaxy Entertainment Group Ltd	14,082,326
2,824,822	*	Sands China Ltd	6,226,402
		TOTAL MACAU	20,308,728

NETHERLANDS - 5.2%
481,822	e,g	ABN AMRO Group NV	5,989,607
22,686	*,g	Adyen NV	38,051,077
2,124,489		Aegon NV	11,014,795
213,309		Akzo Nobel NV	18,503,805
51,018	*	Argenx SE	14,741,696
1,564	*	Argenx SE	450,602
52,920		ASM International NV	15,902,043
471,244		ASML Holding NV	267,449,102
198,787		DSM NV	33,418,002
93,443	g	Euronext NV	7,486,852
121,928		EXOR NV	8,461,169
131,413		Heineken Holding NV	10,258,389
295,087		Heineken NV	28,803,730
62,156		IMCD Group NV	9,896,628
4,445,342		ING Groep NV	42,116,102
101,338		JDE Peet’s BV	2,981,269
1,201,037		Koninklijke Ahold Delhaize NV	35,425,744
3,793,361		Koninklijke KPN NV	13,089,343
1,025,692		Koninklijke Philips Electronics NV	26,802,478
303,915		NN Group NV	14,886,238
136,809		Randstad Holdings NV	7,234,342
8,760,752		Shell plc	235,190,201
814,897		Universal Music Group NV	18,910,833
292,218		Wolters Kluwer NV	29,508,976
		TOTAL NETHERLANDS	896,573,023

NEW ZEALAND - 0.2%
1,435,850	*	Auckland International Airport Ltd	7,212,279
646,425		Fisher & Paykel Healthcare Corp	8,883,250
685,433		Mercury NZ Ltd	2,657,463
1,446,567		Meridian Energy Ltd	4,390,412
285

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

461,859		Ryman Healthcare Ltd	$2,733,405
2,219,309		Telecom Corp of New Zealand Ltd	7,018,986
149,327	*	Xero Ltd	9,846,938
		TOTAL NEW ZEALAND	42,742,733

NORWAY - 0.7%
138,036	e	Aker BP ASA	4,945,672
1,054,245	e	DNB Bank ASA	20,428,432
1,111,549		Equinor ASA	37,569,871
219,773		Gjensidige Forsikring BA	4,698,615
507,425		Mowi ASA	14,333,245
1,553,585		Norsk Hydro ASA	13,046,262
924,299	e	Orkla ASA	7,500,356
83,547		Schibsted ASA	1,741,025
107,932		Schibsted ASA (B Shares)	2,088,594
833,358		Telenor ASA	11,753,237
		TOTAL NORWAY	118,105,309

POLAND - 0.0%
232,489	*,e	InPost S.A.	1,425,361
		TOTAL POLAND	1,425,361

PORTUGAL - 0.2%
3,137,368		Energias de Portugal S.A.	14,622,210
567,196		Galp Energia SGPS S.A.	6,903,707
343,508		Jeronimo Martins SGPS S.A.	7,150,683
		TOTAL PORTUGAL	28,676,600

SAUDI ARABIA - 0.0%
195,786	*,g	Delivery Hero AG.	6,882,457
		TOTAL SAUDI ARABIA	6,882,457

SINGAPORE - 1.4%
3,812,906		Ascendas REIT	7,844,975
3,246,601	*	Capitaland Investment Ltd	9,844,341
5,558,300		CapitaMall Trust	9,313,439
481,243		City Developments Ltd	2,950,556
2,057,470		DBS Group Holdings Ltd	49,915,493
6,847,039		Genting Singapore Ltd	3,975,328
1,194,033	*	Grab Holdings Ltd	3,522,397
1,574,281		Keppel Corp Ltd	7,764,038
2,472,901		Mapletree Commercial Trust	3,325,857
3,435,990		Mapletree Logistics Trust	4,412,915
3,782,431		Oversea-Chinese Banking Corp	33,582,632
1,464,022	*,e	Singapore Airlines Ltd	5,770,680
1,015,647		Singapore Exchange Ltd	7,146,438
2,027,977		Singapore Technologies Engineering Ltd	5,972,622
9,320,402		Singapore Telecommunications Ltd	18,601,600
777,468		STMicroelectronics NV	28,725,236
1,319,938		United Overseas Bank Ltd	28,254,908
561,591	*	UOL Group Ltd	2,950,898
297,278		Venture Corp Ltd	3,649,362
		TOTAL SINGAPORE	237,523,715
286

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

SOUTH AFRICA - 0.4%
1,460,562		Anglo American plc	$64,689,712
		TOTAL SOUTH AFRICA	64,689,712

SPAIN - 2.4%
256,373	e	ACS Actividades de Construccion y Servicios S.A.	6,564,498
83,917	*,g	Aena S.A.	11,908,622
514,525	*	Amadeus IT Holding S.A.	32,241,637
7,649,183	e	Banco Bilbao Vizcaya Argentaria S.A.	40,137,182
19,838,999	e	Banco Santander S.A.	57,976,465
5,108,900	e	CaixaBank S.A.	16,490,991
568,489	g	Cellnex Telecom SAU	26,497,431
327,329	e	EDP Renovaveis S.A.	7,746,947
295,291	e	Enagas	6,384,983
377,882		Endesa S.A.	7,919,441
544,250		Ferrovial S.A.	13,956,940
354,371	e	Grifols S.A.	5,935,269
6,572,441		Iberdrola S.A.	75,522,624
1,231,210	e	Industria De Diseno Textil S.A.	25,815,105
240,419	e	Naturgy Energy Group S.A.	7,232,360
493,119		Red Electrica Corp S.A.	9,928,581
1,618,278		Repsol YPF S.A.	24,141,273
283,599	*	Siemens Gamesa Renewable Energy	4,517,325
5,946,017		Telefonica S.A.	28,925,241
		TOTAL SPAIN	409,842,915

SWEDEN - 3.2%
359,662	e	Alfa Laval AB	10,011,648
1,124,732	e	Assa Abloy AB	28,424,375
756,335	e	Atlas Copco AB (A Shares)	34,289,848
447,707	e	Atlas Copco AB (B Shares)	17,719,241
304,535	e	Boliden AB	13,204,994
248,051		Electrolux AB	3,782,878
616,101	*,e	Embracer Group AB	4,118,025
773,026		Epiroc AB	15,671,604
445,121		Epiroc AB	7,765,512
344,217		EQT AB	9,741,967
3,274,619		Ericsson (LM) (B Shares)	26,122,365
669,508		Essity AB	17,655,584
198,009	g	Evolution Gaming Group AB	20,315,386
118,179	*	Fastighets AB Balder	5,857,810
262,937		Getinge AB (B Shares)	7,606,186
830,828	e	Hennes & Mauritz AB (B Shares)	10,459,353
2,204,499	*	Hexagon AB	28,444,476
471,671	e	Husqvarna AB (B Shares)	4,508,752
157,747	e	Industrivarden AB	4,041,878
194,442	e	Industrivarden AB	4,895,946
160,099		Investment AB Latour	4,241,430
2,074,436	e	Investor AB	39,918,165
577,822		Investor AB	12,068,684
272,320	*	Kinnevik AB	5,329,969
257,685	*	Lifco AB	5,405,107
81,629		Lundbergs AB (B Shares)	3,817,491
236,388	e	Lundin Petroleum AB	9,773,662
1,615,284		Nibe Industrier AB	15,836,894
193,159		Sagax AB	4,934,137
1,282,105	e	Sandvik AB	24,268,085
287

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

339,705	e	Securitas AB (B Shares)	$4,010,829
597,136	*,e,g	Sinch AB	2,638,978
1,817,627		Skandinaviska Enskilda Banken AB (Class A)	20,383,042
385,580		Skanska AB (B Shares)	7,365,422
450,540	e	SKF AB (B Shares)	7,358,526
679,929		Svenska Cellulosa AB (B Shares)	13,158,530
1,662,796		Svenska Handelsbanken AB	16,771,488
1,028,795	e	Swedbank AB (A Shares)	16,274,755
1,825,151	e	Swedish Match AB	14,536,926
607,552	e	Tele2 AB (B Shares)	8,052,666
3,238,594		TeliaSonera AB	13,442,153
235,339		Volvo AB (A Shares)	3,869,120
1,626,323		Volvo AB (B Shares)	25,945,430
		TOTAL SWEDEN	554,039,317

SWITZERLAND - 10.1%
1,877,514		ABB Ltd	56,329,060
177,725		Adecco S.A.	6,858,386
564,618		Alcon, Inc	40,314,180
6,758		Bachem Holding AG.	2,948,838
53,411		Baloise Holding AG.	9,290,360
3,925		Barry Callebaut AG.	9,033,602
597,422		Cie Financiere Richemont S.A.	69,414,871
233,340		Clariant AG.	3,983,884
3,100,047		Credit Suisse Group	21,041,003
8,107		EMS-Chemie Holding AG.	7,232,452
40,513		Geberit AG.	23,103,499
10,438		Givaudan S.A.	41,486,057
597,879		Holcim Ltd	29,233,594
253,568		Julius Baer Group Ltd	12,117,462
60,675		Kuehne & Nagel International AG.	16,973,602
1,196		Lindt & Spruengli AG.	13,413,121
119		Lindt & Spruengli AG. (Registered)	14,117,296
192,539		Logitech International S.A.	12,530,169
83,594		Lonza Group AG.	49,289,851
3,195,817		Nestle S.A.	412,561,041
2,491,097		Novartis AG.	220,136,353
25,752		Partners Group	27,284,170
798,414		Roche Holding AG.	296,062,861
36,403		Roche Holding AG.	14,624,740
45,068		Schindler Holding AG.	8,658,712
23,303		Schindler Holding AG. (Registered)	4,473,575
6,706		SGS S.A.	17,231,206
160,555		Sika AG.	49,042,807
61,005		Sonova Holdings AG	21,999,997
116,220		Straumann Holding AG.	13,701,358
35,298		Swatch Group AG.	9,058,976
52,219		Swatch Group AG. (Registered)	2,576,181
36,132		Swiss Life Holding	21,126,925
84,053		Swiss Prime Site AG.	8,215,717
29,880		Swisscom AG.	17,668,068
79,919		Temenos Group AG.	8,067,484
4,041,185		UBS Group AG	68,605,707
30,817	g	VAT Group AG.	9,532,051
52,364		Vifor Pharma AG.	9,261,605
2,965		Vifor Pharma AG.	528,838
170,749		Zurich Insurance Group AG	77,736,814
		TOTAL SWITZERLAND	1,756,866,473
288

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

TAIWAN - 0.2%
367,300	*	Sea Ltd (ADR)	$30,397,748
		TOTAL TAIWAN	30,397,748

UNITED ARAB EMIRATES - 0.0%
121,704	*,†	NMC Health plc	1,530
		TOTAL UNITED ARAB EMIRATES	1,530

UNITED KINGDOM - 11.9%
1,108,374		3i Group plc	18,138,815
234,022		Admiral Group plc	7,366,378
503,068		Ashtead Group plc	26,012,252
385,223		Associated British Foods plc	7,708,601
1,765,902		AstraZeneca plc	235,644,218
1,134,082	g	Auto Trader Group plc	8,950,355
129,412		Aveva Group plc	3,478,086
4,356,084		Aviva plc	23,370,939
3,596,093		BAE Systems plc	33,215,874
19,139,031		Barclays plc	35,180,237
1,224,046		Barratt Developments plc	7,488,765
121,125		Berkeley Group Holdings plc	6,143,035
22,446,478		BP plc	108,366,959
2,477,954		British American Tobacco plc	103,856,874
1,030,354		British Land Co plc	6,636,938
10,075,040		BT Group plc	22,342,262
395,804		Bunzl plc	15,270,365
471,357		Burberry Group plc	9,302,444
3,013,739		CK Hutchison Holdings Ltd	21,150,200
1,159,188		CNH Industrial NV	16,421,389
232,110	*	Coca-Cola European Partners plc (Class A)	11,593,895
2,021,786		Compass Group plc	42,663,399
163,387		Croda International plc	15,869,218
110,794		DCC plc	8,394,745
2,669,163		Diageo plc	133,161,483
656,962	*	Entain PLC	12,344,530
1,036,548		Experian Group Ltd	35,796,511
428,414		Halma plc	13,150,394
394,013		Hargreaves Lansdown plc	4,510,797
23,122,836		HSBC Holdings plc	144,497,575
1,074,618		Imperial Tobacco Group plc	22,368,744
1,675,357	*	Informa plc	11,884,807
205,660		InterContinental Hotels Group plc	13,129,278
182,126		Intertek Group plc	11,349,167
1,992,675		J Sainsbury plc	5,814,135
3,110,195	*	JD Sports Fashion plc	5,124,590
205,904		Johnson Matthey plc	5,664,067
205,360	*,g	Just Eat Takeaway.com NV	5,578,100
2,294,401		Kingfisher plc	7,235,554
803,752		Land Securities Group plc	7,538,044
6,811,485		Legal & General Group plc	21,232,046
79,987,701		Lloyds TSB Group plc	45,430,029
373,551		London Stock Exchange Group plc	36,829,049
2,929,199		M&G plc	7,776,860
289

TIAA-CREF FUNDS – International Equity Index Fund

SHARES		COMPANY	VALUE

5,008,541		Melrose Industries plc	$7,277,896
4,121,709		National Grid plc	61,236,112
6,479,338		Natwest Group plc	17,382,682
145,927		Next plc	10,930,029
546,732	*	Ocado Ltd	6,252,780
852,267		Pearson plc	8,275,347
352,985		Persimmon plc	9,193,236
719,667		Phoenix Group Holdings plc	5,451,047
3,138,311		Prudential plc	39,067,118
813,969		Reckitt Benckiser Group plc	63,477,830
2,228,865		RELX plc	66,398,961
2,200,035		Rentokil Initial plc	15,110,436
9,627,769	*	Rolls-Royce Group plc	9,870,007
1,125,042		Sage Group plc	10,324,048
134,278		Schroders plc	4,740,044
1,203,077		Scottish & Southern Energy plc	27,942,457
1,322,891		Segro plc	22,147,976
283,949		Severn Trent plc	11,159,633
982,143		Smith & Nephew plc	15,919,122
439,120		Smiths Group plc	8,035,585
82,685		Spirax-Sarco Engineering plc	12,476,797
604,340		St. James’s Place plc	9,711,492
2,990,459		Standard Chartered plc	20,443,739
2,662,178		Standard Life Aberdeen plc	6,251,134
4,386,426		Taylor Wimpey plc	6,898,778
8,750,668		Tesco plc	29,728,801
2,938,190		Unilever plc	136,596,799
776,678		United Utilities Group plc	11,161,178
30,963,379		Vodafone Group plc	46,877,285
236,363	*	Whitbread plc	8,250,685
1,301,390		WPP plc	16,221,648
		TOTAL UNITED KINGDOM	2,069,792,685

UNITED STATES - 2.0%
46,160	*	CyberArk Software Ltd	7,253,582
247,112		Ferguson plc	31,000,000
39,652	*,e	Fiverr International Ltd	2,111,469
5,762,806		GlaxoSmithKline plc	129,908,521
57,488	*	Inmode Ltd	1,443,524
511,061		James Hardie Industries NV	14,732,990
266,912	*	QIAGEN NV	12,309,204
611,432		Schneider Electric S.A.	87,721,611
2,313,279	e	Stellantis NV	31,057,267
340,888	e	Swiss Re Ltd	27,955,142
539,052		Tenaris S.A.	8,237,891
		TOTAL UNITED STATES	353,731,201

		TOTAL COMMON STOCKS	16,950,756,289
		(Cost $15,181,788,109)
290

TIAA-CREF FUNDS – International Equity Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 2.8%

GOVERNMENT AGENCY DEBT - 1.1%
$5,000,000		Federal Farm Credit Bank (FFCB)	0.000%	05/03/22	$4,999,934
11,000,000		FFCB	0.000	07/25/22	10,977,027
20,585,000		Federal Home Loan Bank (FHLB)	0.000	05/04/22	20,584,452
19,930,000		FHLB	0.000	05/05/22	19,929,205
10,000,000		FHLB	0.000	05/06/22	9,999,468
12,500,000		FHLB	0.000	05/11/22	12,498,504
20,000,000		FHLB	0.000	05/13/22	19,997,074
17,800,000		FHLB	0.000	05/18/22	17,796,212
15,000,000		FHLB	0.000	05/23/22	14,995,811
20,000,000		FHLB	0.000	05/24/22	19,994,148
12,500,000		FHLB	0.000	06/16/22	12,488,795
17,820,000		FHLB	0.000	06/17/22	17,803,672
10,000,000		FHLB	0.000	06/30/22	9,988,214
		TOTAL GOVERNMENT AGENCY DEBT			192,052,516

REPURCHASE AGREEMENT - 0.4%
61,695,000	r	Fixed Income Clearing Corp (FICC)	0.250	05/02/22	61,695,000
		TOTAL REPURCHASE AGREEMENT			61,695,000

TREASURY DEBT - 0.1%
20,000,000		United States Treasury Bill	0.000	05/12/22	19,999,319
		TOTAL TREASURY DEBT			19,999,319

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.2%
216,734,566	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		216,734,566
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			216,734,566

		TOTAL SHORT-TERM INVESTMENTS			490,481,401
		(Cost $490,521,153)
		TOTAL INVESTMENTS - 100.3%			17,441,237,690
		(Cost $15,672,309,262)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%			(57,779,649)
		NET ASSETS - 100.0%			$17,383,458,041

ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $389,945,535.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $262,442,491 or 1.5% of net assets.
r	Agreement with Fixed Income Clearing Corp (FICC), 0.250% dated 4/29/22 to be repurchased at $61,695,000 on 5/2/22, collateralized by Government Agency Securities, with coupon rate 3.000% and maturity date 5/15/45, valued at $62,928,951.

291

TIAA-CREF FUNDS – International Equity Index Fund

Futures contracts outstanding as of April 30, 2022 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Index	3,005	06/17/22	$316,218,619	$299,989,150	$(16,229,469)

292

TIAA-CREF FUNDS – Emerging Markets Debt Fund

TIAA-CREF FUNDS

EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 0.3%

CHILE - 0.3%
$1,840,000	i	Coral-US Co-Borrower LLC	LIBOR 1 M + 3.000%	3.554%	10/01/29	$1,818,914
		TOTAL CHILE				1,818,914

		TOTAL BANK LOAN OBLIGATIONS				1,818,914
		(Cost $1,826,200)

BONDS - 94.7%

CORPORATE BONDS - 48.9%

ARGENTINA - 0.3%
1,950,000	g	YPF S.A.		6.950	07/21/27	1,411,332
		TOTAL ARGENTINA				1,411,332

BRAZIL - 4.6%
2,550,000	g	Arcos Dorados BV		6.125	05/27/29	2,499,841
3,000,000	g	B3 S.A.-Brasil Bolsa Balcao		4.125	09/20/31	2,607,750
2,500,000	g	Banco BTG Pactual S.A.		2.750	01/11/26	2,278,125
1,855,000	g	Banco do Brasil S.A.		3.250	09/30/26	1,720,531
1,425,000	g	Embraer Netherlands Finance BV		6.950	01/17/28	1,433,657
2,750,000	g	Itau Unibanco Holding S.A.		4.625	N/A‡	2,375,312
2,250,000	g	JSM Global Sarl		4.750	10/20/30	1,924,493
1,925,000	g	Natura &Co Luxembourg Holdings Sarl		6.000	04/19/29	1,868,867
163,688	g	Odebrecht Offshore Drilling Finance Ltd		6.720	12/01/22	161,233
4,353,488	†,g,o	Odebrecht Offshore Drilling Finance Ltd		7.720	12/01/26	1,023,070
527,012	†,g	Odebrecht Oil & Gas Finance Ltd		0.000	N/A‡	1,581
714,000	o	Oi S.A.		10.000	07/27/25	569,422
2,000,000		Petrobras Global Finance BV		6.900	03/19/49	1,884,180
600,000		Petrobras Global Finance BV		5.500	06/10/51	492,372
1,791,200	g	Rio Oil Finance Trust		8.200	04/06/28	1,916,584
3,000,000	e,g	Rumo Luxembourg Sarl		4.200	01/18/32	2,503,500
		TOTAL BRAZIL				25,260,518

CHILE - 2.5%
2,393,530	g	Alfa Desarrollo S.p.A		4.550	09/27/51	1,876,647
2,325,000	g	Celulosa Arauco y Constitucion S.A.		5.150	01/29/50	2,080,898
2,250,000	g	Cia Cervecerias Unidas S.A.		3.350	01/19/32	1,996,875
2,150,000	g	Corp Nacional del Cobre de Chile		4.375	02/05/49	1,912,038
1,675,000	e,g	Corp Nacional del Cobre de Chile		3.150	01/15/51	1,228,244
2,075,000	g	Embotelladora Andina S.A.		3.950	01/21/50	1,735,240
2,000,000	e,g	Empresa de los Ferrocarriles del Estado		3.068	08/18/50	1,385,000
1,775,000	g	Empresa Nacional del Petroleo		3.450	09/16/31	1,499,875
		TOTAL CHILE				13,714,817
293

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

CHINA - 0.9%
$2,500,000	g	ENN Clean Energy International Investment Ltd	3.375%	05/12/26	$2,293,991
2,050,000	e,g	Lenovo Group Ltd	3.421	11/02/30	1,801,499
1,000,000	†	Shimao Group Holdings Ltd	4.750	07/03/22	320,500
2,600,000	†	Shimao Group Holdings Ltd	5.200	01/30/25	639,600
		TOTAL CHINA			5,055,590

COLOMBIA - 2.1%
1,675,000		Bancolombia S.A.	4.625	12/18/29	1,561,770
1,375,000		Ecopetrol S.A.	4.625	11/02/31	1,148,812
2,700,000		Ecopetrol S.A.	5.875	11/02/51	2,055,375
2,000,000	g	Empresas Publicas de Medellin ESP	4.250	07/18/29	1,672,520
1,000,000	g	Empresas Publicas de Medellin ESP	4.375	02/15/31	822,510
2,075,000	g	Grupo Aval Ltd	4.375	02/04/30	1,756,799
725,000	g	Millicom International Cellular S.A.	4.500	04/27/31	627,506
2,200,000	g	SierraCol Energy Andina LLC	6.000	06/15/28	1,939,520
		TOTAL COLOMBIA			11,584,812

COSTA RICA - 1.0%
2,148,250	g	Autopistas del Sol S.A.	7.375	12/30/30	2,083,824
3,200,000	g	Instituto Costarricense de Electricidad	6.750	10/07/31	3,188,639
		TOTAL COSTA RICA			5,272,463

DOMINICAN REPUBLIC - 0.6%
2,500,000	g	Aeropuertos Dominicanos Siglo XXI S.A.	6.750	03/30/29	2,420,350
975,000	g	AES Andres BV	5.700	05/04/28	894,272
		TOTAL DOMINICAN REPUBLIC			3,314,622

GHANA - 0.7%
1,000,000	g	Kosmos Energy Ltd	7.750	05/01/27	990,000
1,000,000	g	Tullow Oil plc	7.000	03/01/25	811,300
2,000,000	g	Tullow Oil plc	10.250	05/15/26	1,985,800
		TOTAL GHANA			3,787,100

GUATEMALA - 0.8%
1,830,000	g	CNTL AMR BOTTLING CORP	5.250	04/27/29	1,738,628
1,225,000	g	CT Trust	5.125	02/03/32	1,141,210
1,650,000	g	Investment Energy Resources Ltd	6.250	04/26/29	1,627,725
		TOTAL GUATEMALA			4,507,563

INDIA - 2.1%
2,100,000	g	Adani Ports & Special Economic Zone Ltd	4.375	07/03/29	1,914,591
1,800,000	g	Adani Ports & Special Economic Zone Ltd	3.100	02/02/31	1,453,500
1,425,000	e,g	Indian Railway Finance Corp Ltd	3.570	01/21/32	1,242,182
3,000,000	e,g	Network i2i Ltd	3.975	N/A‡	2,769,900
2,700,000	g	ReNew Wind Energy AP2	4.500	07/14/28	2,353,228
2,075,000	e,g	UltraTech Cement Ltd	2.800	02/16/31	1,714,573
		TOTAL INDIA			11,447,974
294

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

INDONESIA - 3.6%
	$200,000		Bank Mandiri Persero Tbk PT	3.750%	04/11/24	$199,833
	1,860,000	g	Freeport Indonesia PT	5.315	04/14/32	1,799,550
	2,000,000	e,g	Freeport Indonesia PT	6.200	04/14/52	1,911,320
	2,000,000	g	Medco Laurel Tree Pte Ltd	6.950	11/12/28	1,871,000
	2,200,000	g	Medco Platinum Road Pte Ltd	6.750	01/30/25	2,174,546
	3,000,000	g	Pertamina Persero PT	3.100	08/27/30	2,683,680
	1,250,000	g	Pertamina Persero PT	4.700	07/30/49	1,112,083
	2,000,000	g	Perusahaan Listrik Negara PT	5.250	10/24/42	1,806,640
	2,000,000	g	Perusahaan Listrik Negara PT	6.150	05/21/48	2,009,540
	4,250,000	g	Saka Energi Indonesia PT	4.450	05/05/24	4,050,080
			TOTAL INDONESIA			19,618,272

ISRAEL - 2.9%
	3,000,000	g	Bank Hapoalim BM	3.255	01/21/32	2,700,000
	1,141,000	g	Energean Israel Finance Ltd	5.375	03/30/28	1,045,652
	2,000,000	g	Israel Chemicals Ltd	6.375	05/31/38	2,146,313
	3,850,000	g	Israel Electric Corp Ltd	3.750	02/22/32	3,596,770
	2,600,000	g	Leviathan Bond Ltd	6.750	06/30/30	2,537,480
EUR	2,750,000		Teva Pharmaceutical Finance Netherlands II BV	4.375	05/09/30	2,556,418
	$1,335,000	e	Teva Pharmaceutical Finance Netherlands III BV	5.125	05/09/29	1,211,513
			TOTAL ISRAEL			15,794,146

JAMAICA - 0.1%
	441,275	g,o	Digicel Group 0.5 Ltd	7.000	N/A‡	325,092
			TOTAL JAMAICA			325,092

KAZAKHSTAN - 1.6%
KZT	453,000,000	g	Development Bank of Kazakhstan JSC	8.950	05/04/23	861,298
	$1,800,000	g	KazMunayGas National Co JSC	4.750	04/19/27	1,703,862
	1,550,000	g	KazMunayGas National Co JSC	6.375	10/24/48	1,471,792
	2,475,000	g	KazTransGas JSC	4.375	09/26/27	2,224,760
	2,800,000	g	Tengizchevroil Finance Co International Ltd	4.000	08/15/26	2,520,608
			TOTAL KAZAKHSTAN			8,782,320

KOREA, REPUBLIC OF - 0.3%
	1,800,000	e,g	Shinhan Bank Co Ltd	4.375	04/13/32	1,764,614
			TOTAL KOREA, REPUBLIC OF			1,764,614

MACAU - 0.3%
	2,000,000	e,g	Sands China Ltd	3.250	08/08/31	1,533,000
			TOTAL MACAU			1,533,000

MALAYSIA - 2.5%
	3,000,000		1MDB Global Investments Ltd	4.400	03/09/23	2,977,669
	3,000,000	g	Genm Capital Labuan Ltd	3.882	04/19/31	2,478,309
	3,400,000	g	Misc Capital Two Labuan Ltd	3.625	04/06/25	3,359,268
	3,045,000	g	Misc Capital Two Labuan Ltd	3.750	04/06/27	2,949,024
	2,000,000	g	Petronas Energy Canada Ltd	2.112	03/23/28	1,809,415
			TOTAL MALAYSIA			13,573,685
295

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

MEXICO - 6.8%
	$800,000	g	BBVA Bancomer S.A.	5.350%	11/12/29	$778,000
	2,000,000	g	BBVA Bancomer S.A.	5.125	01/18/33	1,872,500
	2,025,000	g	Cemex SAB de C.V.	5.125	N/A‡	1,849,655
	2,500,000	g	Comision Federal de Electricidad	4.688	05/15/29	2,308,802
	1,300,000	g	Electricidad Firme de Mexico Holdings S.A. de C.V.	4.900	11/20/26	1,150,500
	1,650,000	g	GCC SAB de C.V.	3.614	04/20/32	1,443,750
	8,833,000	g	Grupo Aeromexico SAB de C.V.	8.500	03/17/27	8,921,330
	3,350,000	g	Grupo Axo SAPI de C.V.	5.750	06/08/26	3,065,250
	1,000,000	g	Mexico City Airport Trust	3.875	04/30/28	933,950
	1,630,000	g	Mexico Remittances Funding Fiduciary Estate Management Sarl	4.875	01/15/28	1,361,213
	2,800,000	g	Nemak SAB de C.V.	3.625	06/28/31	2,284,800
	4,647,000		Petroleos Mexicanos	6.840	01/23/30	4,234,811
	6,219,000		Petroleos Mexicanos	6.700	02/16/32	5,358,788
	2,075,000		Petroleos Mexicanos	6.350	02/12/48	1,455,405
			TOTAL MEXICO			37,018,754

MOROCCO - 0.7%
	650,000	g	OCP S.A.	3.750	06/23/31	547,831
	4,450,000	g	OCP S.A.	5.125	06/23/51	3,422,256
			TOTAL MOROCCO			3,970,087

NETHERLANDS - 0.1%
RUB	158,400,000	†,g	VEON Holdings BV	8.125	09/16/26	399,607
			TOTAL NETHERLANDS			399,607

NIGERIA - 0.3%
	$1,775,000	g	Access Bank plc	6.125	09/21/26	1,667,015
			TOTAL NIGERIA			1,667,015

OMAN - 0.5%
	3,000,000	g	OQ SAOC	5.125	05/06/28	2,910,382
			TOTAL OMAN			2,910,382

PANAMA - 0.9%
	2,400,000	g	Aeropuerto Internacional de Tocumen S.A.	5.125	08/11/61	2,056,800
	1,175,000	g	Cable Onda S.A.	4.500	01/30/30	1,098,625
	1,612,658	g	UEP Penonome II S.A.	6.500	10/01/38	1,564,279
			TOTAL PANAMA			4,719,704

PERU - 2.0%
PEN	9,000,000	g	Alicorp SAA	6.875	04/17/27	2,157,655
	$1,225,000	g	Cia de Minas Buenaventura SAA	5.500	07/23/26	1,122,406
	1,900,000	e,g	Consorcio Transmantaro S.A.	5.200	04/11/38	1,769,850
	2,300,000	g	Inkia Energy Ltd	5.875	11/09/27	2,170,648
	927,813	g	Lima Metro Line 2 Finance Ltd	4.350	04/05/36	868,897
	2,750,000	g	Petroleos del Peru S.A.	5.625	06/19/47	1,997,875
	1,125,000	g	Volcan Cia Minera SAA	4.375	02/11/26	1,006,875
			TOTAL PERU			11,094,206
296

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

QATAR - 0.2%
$1,000,000	g	Qatar Petroleum	1.375%	09/12/26	$904,480
500,000	g	Qatar Petroleum	2.250	07/12/31	435,586
		TOTAL QATAR			1,340,066

RUSSIA - 0.1%
2,000,000	†,g	LUKOIL Capital DAC	3.600	10/26/31	700,000
		TOTAL RUSSIA			700,000

SAUDI ARABIA - 0.9%
2,500,000	g	EIG Pearl Holdings Sarl	4.387	11/30/46	2,109,259
3,000,000	g	Saudi Arabian Oil Co	4.375	04/16/49	2,810,084
		TOTAL SAUDI ARABIA			4,919,343

SINGAPORE - 0.5%
2,800,000	g	United Overseas Bank Ltd	3.059	04/07/25	2,789,984
		TOTAL SINGAPORE			2,789,984

SOUTH AFRICA - 3.9%
1,725,000		AngloGold Ashanti Holdings plc	3.375	11/01/28	1,539,985
3,050,000		AngloGold Ashanti Holdings plc	3.750	10/01/30	2,728,377
3,000,000	g	Eskom Holdings SOC Ltd	6.750	08/06/23	2,912,187
2,000,000	g	Eskom Holdings SOC Ltd	7.125	02/11/25	1,900,766
2,875,000	g	Eskom Holdings SOC Ltd	6.350	08/10/28	2,826,529
1,600,000	g	Eskom Holdings SOC Ltd	8.450	08/10/28	1,533,831
2,300,000	g	Gold Fields Orogen Holdings BVI Ltd	6.125	05/15/29	2,426,500
2,000,000	g	MTN Mauritius Investment Ltd	6.500	10/13/26	2,066,544
1,986,784	g,o	Petra Diamonds US Treasury plc	10.500	03/08/26	2,091,090
1,500,000	g	Transnet SOC Ltd	4.000	07/26/22	1,476,900
		TOTAL SOUTH AFRICA			21,502,709

SPAIN - 0.4%
3,000,000	g	EnfraGen Energia Sur S.A.	5.375	12/30/30	2,153,640
		TOTAL SPAIN			2,153,640

THAILAND - 0.4%
2,600,000	g	Bangkok Bank PCL	3.466	09/23/36	2,232,526
		TOTAL THAILAND			2,232,526

TRINIDAD AND TOBAGO - 0.2%
850,000	g	National Gas Company of Trinidad and Tobago Limited	6.050	01/15/36	833,000
		TOTAL TRINIDAD AND TOBAGO			833,000

TURKEY - 2.2%
2,000,000	g	Akbank T.A.S.	6.800	02/06/26	1,917,172
500,000	g	Akbank T.A.S.	6.797	04/27/28	483,750
4,100,000	g	Anadolu Efes Biracilik Ve Malt Sanayii AS.	3.375	06/29/28	3,359,172
2,000,000	g	Turkiye Garanti Bankasi AS.	6.125	05/24/27	1,899,680
2,550,000	g	Turkiye Vakiflar Bankasi TAO	5.500	10/01/26	2,272,804
2,325,000	g	Ulker Biskuvi Sanayi AS.	6.950	10/30/25	1,987,875
		TOTAL TURKEY			11,920,453
297

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

UKRAINE - 0.2%
	$2,000,000	†,g	NAK Naftogaz Ukraine via Kondor Finance plc	7.625%	11/08/26	$560,000
	900,000	†,g	Ukreximbank Via Biz Finance plc	9.750	01/22/25	357,750
			TOTAL UKRAINE			917,750

UNITED ARAB EMIRATES - 1.3%
	1,975,000	g	Abu Dhabi Crude Oil Pipeline LLC	4.600	11/02/47	1,942,833
	1,325,000	g	DAE Funding LLC	3.375	03/20/28	1,200,257
	2,100,000	g	DP World Ltd	5.625	09/25/48	2,092,457
	2,500,000	g	Sweihan PV Power Co PJSC	3.625	01/31/49	2,177,260
			TOTAL UNITED ARAB EMIRATES			7,412,807

UNITED STATES - 0.4%
	2,500,000	g	Sempra Infrastructure Partners LP	3.250	01/15/32	2,162,199
			TOTAL UNITED STATES			2,162,199

			TOTAL CORPORATE BONDS			267,412,152
			(Cost $302,516,450)

GOVERNMENT BONDS - 45.3%

ANGOLA - 1.6%
	2,250,000	g	Angolan Government International Bond	8.250	05/09/28	2,157,266
	1,775,000	g	Angolan Government International Bond	8.000	11/26/29	1,660,085
	3,125,000	g	Angolan Government International Bond	8.750	04/14/32	2,958,455
	2,500,000	e,g	Angolan Government International Bond	9.375	05/08/48	2,251,476
			TOTAL ANGOLA			9,027,282

ARGENTINA - 0.6%
	1,300,000		Argentine Republic Government International Bond	2.000	01/09/38	466,765
	5,134,989		Argentine Republic Government International Bond (Step Bond)	1.125	07/09/35	1,465,269
	2,949,981	g	Provincia de Buenos Aires (Step Bond)	3.900	09/01/37	1,216,897
			TOTAL ARGENTINA			3,148,931

AZERBAIJAN - 0.4%
	2,000,000	g	Southern Gas Corridor CJSC	6.875	03/24/26	2,129,541
			TOTAL AZERBAIJAN			2,129,541

BAHRAIN - 0.4%
	1,000,000	g	Bahrain Government International Bond	7.375	05/14/30	1,038,294
	1,000,000	g	Bahrain Government International Bond	7.500	09/20/47	927,866
			TOTAL BAHRAIN			1,966,160

BARBADOS - 0.4%
	2,314,800	g	Barbados Government International Bond	6.500	10/01/29	2,213,551
			TOTAL BARBADOS			2,213,551

BENIN - 0.2%
EUR	1,125,000	g	Benin Government International Bond	6.875	01/19/52	973,560
			TOTAL BENIN			973,560
298

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BERMUDA - 0.2%
	$1,175,000	g	Bermuda Government International Bond	4.750%	02/15/29	$1,225,672
			TOTAL BERMUDA			1,225,672

BRAZIL - 1.6%
BRL	2,500,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/23	496,581
	5,000,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/25	963,588
	5,982,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/27	1,126,441
	$3,100,000		Brazilian Government International Bond	3.875	06/12/30	2,732,371
	1,100,000		Brazilian Government International Bond	5.000	01/27/45	883,839
	1,025,000		Brazilian Government International Bond	5.625	02/21/47	876,139
	2,000,000		Brazilian Government International Bond	4.750	01/14/50	1,509,880
			TOTAL BRAZIL			8,588,839

CAMEROON - 0.2%
EUR	1,000,000	g	Republic of Cameroon International Bond	5.950	07/07/32	882,378
			TOTAL CAMEROON			882,378

CHILE - 0.4%
CLP	1,235,000,000		Bonos de la Tesoreria de la Republica en pesos	2.500	03/01/25	1,284,798
	1,225,000		Chile Government International Bond	2.750	01/31/27	1,159,156
			TOTAL CHILE			2,443,954

CHINA - 0.6%
CNY	17,000,000		China Government International Bond	3.120	12/05/26	2,633,833
	3,200,000		China Government International Bond	3.270	11/19/30	501,048
			TOTAL CHINA			3,134,881

COLOMBIA - 0.7%
	$1,350,000		Colombia Government International Bond	3.000	01/30/30	1,079,420
	2,925,000		Colombia Government International Bond	3.250	04/22/32	2,234,320
	950,000		Colombia Government International Bond	5.200	05/15/49	713,687
			TOTAL COLOMBIA			4,027,427

COSTA RICA - 0.6%
	2,500,000	g	Costa Rica Government International Bond	5.625	04/30/43	2,118,311
	1,500,000	g	Costa Rica Government International Bond	7.000	04/04/44	1,427,128
			TOTAL COSTA RICA			3,545,439

COTE D’IVOIRE - 0.6%
	3,219,030	g	Ivory Coast Government International Bond (Step Bond)	5.750	12/31/32	3,055,788
			TOTAL COTE D’IVOIRE			3,055,788

DOMINICAN REPUBLIC - 2.2%
	1,575,000	g	Dominican Republic International Bond	6.875	01/29/26	1,652,075
DOP	22,500,000	g	Dominican Republic International Bond	9.750	06/05/26	413,828
	27,000,000	g	Dominican Republic International Bond	11.250	02/05/27	537,224
	74,000,000	g	Dominican Republic International Bond	10.375	01/11/30	1,335,065
299

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$1,720,000	g	Dominican Republic International Bond	5.500%	02/22/29	$1,607,340
	4,000,000	g	Dominican Republic International Bond	4.875	09/23/32	3,359,313
	3,060,000	g	Dominican Republic International Bond	7.450	04/30/44	2,957,970
			TOTAL DOMINICAN REPUBLIC			11,862,815

ECUADOR - 1.1%
	744,229	g	Ecuador Government International Bond	0.000	07/31/30	403,864
	3,634,600	g	Ecuador Government International Bond (Step Bond)	5.000	07/31/30	2,945,140
	4,637,020	g	Ecuador Government International Bond (Step Bond)	1.000	07/31/35	2,899,458
			TOTAL ECUADOR			6,248,462

EGYPT - 2.4%
EGP	12,500,000		Egypt Government International Bond	16.000	06/11/22	678,915
	$1,500,000	g	Egypt Government International Bond	5.800	09/30/27	1,226,994
	4,275,000	g	Egypt Government International Bond	7.600	03/01/29	3,637,769
	4,575,000	e,g	Egypt Government International Bond	7.053	01/15/32	3,524,104
	4,725,000	g	Egypt Government International Bond	8.500	01/31/47	3,425,956
	1,000,000	g	Egypt Government International Bond	8.150	11/20/59	694,000
			TOTAL EGYPT			13,187,738

EL SALVADOR - 0.3%
	2,000,000	g	El Salvador Government International Bond	7.650	06/15/35	764,105
	3,100,000	g	El Salvador Government International Bond	7.625	02/01/41	1,165,484
			TOTAL EL SALVADOR			1,929,589

GHANA - 1.2%
	3,325,000	g	Ghana Government International Bond	0.000	04/07/25	2,030,511
	3,325,000	g	Ghana Government International Bond	7.750	04/07/29	2,103,062
	2,025,000	g	Ghana Government International Bond	8.750	03/11/61	1,164,375
GHS	2,500,000		Republic of Ghana Government Bonds	20.750	01/16/23	335,765
	6,658,000		Republic of Ghana Government Bonds	16.500	02/06/23	868,683
			TOTAL GHANA			6,502,396

GUATEMALA - 0.6%
	$2,000,000	g	Guatemala Government Bond	3.700	10/07/33	1,715,627
	1,500,000	g	Guatemala Government Bond	6.125	06/01/50	1,432,114
			TOTAL GUATEMALA			3,147,741

HONDURAS - 0.1%
	775,000	g	Honduras Government International Bond	6.250	01/19/27	673,631
			TOTAL HONDURAS			673,631
300

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

INDIA - 0.4%
	$2,700,000	g	Export-Import Bank of India	2.250%	01/13/31	$2,182,867
			TOTAL INDIA			2,182,867

INDONESIA - 0.9%
	2,265,000		Indonesia Government International Bond	3.550	03/31/32	2,148,067
	1,000,000	g	Indonesia Government International Bond	4.625	04/15/43	939,196
IDR	28,230,000,000		Indonesia Treasury Bond	7.000	09/15/30	1,939,413
			TOTAL INDONESIA			5,026,676

IRAQ - 1.0%
	$2,325,000	g	Iraq Government International Bond	6.752	03/09/23	2,323,209
	3,056,250	g	Iraq Government International Bond	5.800	01/15/28	2,937,917
			TOTAL IRAQ			5,261,126

JAMAICA - 1.1%
	2,950,000		Jamaica Government International Bond	8.000	03/15/39	3,663,433
	1,810,000		Jamaica Government International Bond	7.875	07/28/45	2,223,984
			TOTAL JAMAICA			5,887,417

JORDAN - 1.0%
	2,550,000	e,g	Jordan Government International Bond	4.950	07/07/25	2,450,122
	1,500,000	g	Jordan Government International Bond	5.850	07/07/30	1,330,099
	2,000,000	g	Jordan Government International Bond	7.375	10/10/47	1,737,411
			TOTAL JORDAN			5,517,632

KAZAKHSTAN - 0.3%
	1,250,000	g	Kazakhstan Government International Bond	6.500	07/21/45	1,401,289
			TOTAL KAZAKHSTAN			1,401,289

KENYA - 1.1%
	1,950,000	e,g	Kenya Government International Bond	6.875	06/24/24	1,872,770
	1,000,000	g	Kenya Government International Bond	8.000	05/22/32	856,720
	1,125,000	g	Kenya Government International Bond	6.300	01/23/34	845,606
	1,325,000	g	Kenya Government International Bond	8.250	02/28/48	1,011,796
KES	160,000,000		Republic of Kenya Infrastructure Bond	12.257	01/05/37	1,333,114
			TOTAL KENYA			5,920,006

LEBANON - 0.1%
	$3,200,000	†,q	Lebanon Government International Bond	6.250	11/04/24	379,136
	3,800,000	†,q	Lebanon Government International Bond	6.850	03/23/27	435,100
			TOTAL LEBANON			814,236

MALAYSIA - 0.3%
MYR	3,000,000		Malaysia Government Bond	3.900	11/30/26	688,406
	4,000,000		Malaysia Government Bond	3.828	07/05/34	833,177
			TOTAL MALAYSIA			1,521,583

MEXICO - 1.5%
MXN	38,600,000		Mexican Bonos	7.500	06/03/27	1,772,878
	39,900,000		Mexican Bonos	8.500	11/18/38	1,846,078
	$3,500,000		Mexico Government International Bond	4.280	08/14/41	2,906,505
301

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$1,850,000		Mexico Government International Bond	4.400%	02/12/52	$1,475,467
		TOTAL MEXICO			8,000,928

MONGOLIA - 0.5%
2,425,000	g	Mongolia Government International Bond	5.125	04/07/26	2,263,561
550,000	e,g	Mongolia Government International Bond	4.450	07/07/31	465,831
		TOTAL MONGOLIA			2,729,392

MOROCCO - 0.5%
1,000,000	g	Morocco Government International Bond	2.375	12/15/27	863,685
525,000	g	Morocco Government International Bond	3.000	12/15/32	414,345
1,450,000	g	Morocco Government International Bond	5.500	12/11/42	1,263,756
		TOTAL MOROCCO			2,541,786

NAMIBIA - 0.3%
1,700,000	g	Namibia Government International Bond	5.250	10/29/25	1,633,827
		TOTAL NAMIBIA			1,633,827

NIGERIA - 1.3%
900,000	g	Nigeria Government International Bond	6.500	11/28/27	797,176
2,075,000	g	Nigeria Government International Bond	8.375	03/24/29	1,933,195
1,850,000	g	Nigeria Government International Bond	7.875	02/16/32	1,546,298
1,500,000	g	Nigeria Government International Bond	7.375	09/28/33	1,196,119
2,000,000	g	Nigeria Government International Bond	7.696	02/23/38	1,502,203
		TOTAL NIGERIA			6,974,991

OMAN - 1.6%
2,425,000	g	Oman Government International Bond	5.375	03/08/27	2,433,844
2,550,000	g	Oman Government International Bond	6.750	10/28/27	2,696,249
1,500,000	g	Oman Government International Bond	6.250	01/25/31	1,523,625
1,200,000	g	Oman Government International Bond	6.500	03/08/47	1,094,707
1,025,000	g	Oman Government International Bond	6.750	01/17/48	957,099
		TOTAL OMAN			8,705,524

PAKISTAN - 1.3%
1,500,000	e,g	Pakistan Global Sukuk Programme Co Ltd	7.950	01/31/29	1,425,693
3,200,000	g	Pakistan Government International Bond	6.875	12/05/27	2,611,558
1,500,000	g	Pakistan Government International Bond	7.375	04/08/31	1,149,810
1,000,000	g	Pakistan Government International Bond	8.875	04/08/51	717,500
2,000,000		Pakistan Water & Power Development Authority	7.500	06/04/31	1,286,000
		TOTAL PAKISTAN			7,190,561

PANAMA - 0.5%
2,850,000		Panama Notas del Tesoro	3.750	04/17/26	2,815,800
		TOTAL PANAMA			2,815,800

PARAGUAY - 0.3%
1,800,000	g	Paraguay Government International Bond	2.739	01/29/33	1,462,019
		TOTAL PARAGUAY			1,462,019
302

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

PERU - 1.0%
	$3,000,000	e,g	Fondo MIVIVIENDA S.A.	4.625%	04/12/27	$2,962,500
	1,645,000		Peruvian Government International Bond	3.000	01/15/34	1,369,890
PEN	4,150,000	g	Peruvian Government International Bond	5.400	08/12/34	866,144
	$550,000		Peruvian Government International Bond	3.300	03/11/41	429,990
			TOTAL PERU			5,628,524

PHILIPPINES - 0.4%
	500,000		Philippine Government International Bond	3.556	09/29/32	473,067
	1,975,000	k	Philippine Government International Bond	4.200	03/29/47	1,813,956
			TOTAL PHILIPPINES			2,287,023

QATAR - 0.8%
	2,000,000	g	Qatar Government International Bond	3.750	04/16/30	2,017,223
	2,200,000	g	Qatar Government International Bond	4.400	04/16/50	2,222,855
			TOTAL QATAR			4,240,078

ROMANIA - 0.6%
	1,320,000	g	Romanian Government International Bond	3.000	02/27/27	1,224,570
	1,080,000	e,g	Romanian Government International Bond	3.000	02/14/31	918,354
	1,400,000	g	Romanian Government International Bond	4.000	02/14/51	1,061,146
			TOTAL ROMANIA			3,204,070

RUSSIA - 0.1%
RUB	105,300,000	†	Russian Federal Bond-OFZ	7.100	10/16/24	90,394
	83,900,000	†	Russian Federal Bond-OFZ	7.950	10/07/26	72,024
	64,000,000	†	Russian Federal Bond-OFZ	7.650	04/10/30	54,940
	$2,000,000	†,g	Russian Foreign Bond - Eurobond	5.100	03/28/35	440,000
			TOTAL RUSSIA			657,358

RWANDA - 0.6%
	3,825,000	g	Rwanda International Government Bond	5.500	08/09/31	3,378,787
			TOTAL RWANDA			3,378,787

SAUDI ARABIA - 1.4%
	1,950,000	g	Saudi Government International Bond	3.250	10/26/26	1,937,791
	2,500,000	g	Saudi Government International Bond	2.250	02/02/33	2,162,377
	1,000,000	g	Saudi Government International Bond	3.250	11/17/51	802,011
	2,000,000	g	Saudi Government International Bond	3.750	01/21/55	1,741,131
	1,500,000	g	Saudi Government International Bond	3.450	02/02/61	1,198,290
			TOTAL SAUDI ARABIA			7,841,600

SENEGAL - 0.4%
	950,000	g	Senegal Government International Bond	6.250	05/23/33	847,232
	1,900,000	g	Senegal Government International Bond	6.750	03/13/48	1,506,898
			TOTAL SENEGAL			2,354,130

SOUTH AFRICA - 2.1%
	1,625,000	k	Republic of South Africa Government International Bond	5.875	04/20/32	1,545,050
ZAR	9,050,000		Republic of South Africa Government International Bond	8.875	02/28/35	499,426
303

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$1,025,000		Republic of South Africa Government International Bond	5.650%	09/27/47	$810,205
	1,500,000		Republic of South Africa Government International Bond	5.750	09/30/49	1,185,775
	1,000,000	e	Republic of South Africa Government International Bond	7.300	04/20/52	935,200
	3,000,000	e	South Africa Government International Bond	4.300	10/12/28	2,731,906
ZAR	59,300,000		South Africa Government International Bond	7.000	02/28/31	3,063,513
	$1,250,000		South Africa Government International Bond	5.375	07/24/44	994,080
			TOTAL SOUTH AFRICA			11,765,155

SRI LANKA - 0.3%
	800,000	†,g	Sri Lanka Government International Bond	5.750	04/18/23	344,535
	1,000,000	†,g	Sri Lanka Government International Bond	6.825	07/18/26	435,000
	1,650,000	†,g	Sri Lanka Government International Bond	7.550	03/28/30	694,105
			TOTAL SRI LANKA			1,473,640

SUPRANATIONAL - 0.8%
	975,000	g	African Export-Import Bank	2.634	05/17/26	898,666
	2,975,000	g	Banque Ouest Africaine de Developpement	4.700	10/22/31	2,938,441
	900,000	†	European Bank for Reconstruction & Development	10.000	02/28/23	756,812
			TOTAL SUPRANATIONAL			4,593,919

THAILAND - 0.3%
THB	47,000,000		Thailand Government International Bond	2.875	12/17/28	1,397,655
			TOTAL THAILAND			1,397,655

TRINIDAD AND TOBAGO - 0.2%
	$1,050,000	g	Trinidad & Tobago Government International Bond	4.500	06/26/30	998,025
			TOTAL TRINIDAD AND TOBAGO			998,025

TURKEY - 1.9%
	2,675,000		Turkey Government International Bond	5.125	02/17/28	2,279,948
	1,500,000	e	Turkey Government International Bond	6.500	09/20/33	1,265,537
	4,350,000		Turkey Government International Bond	4.875	04/16/43	2,925,550
	625,000		Turkey Government International Bond	6.625	02/17/45	493,925
	2,500,000	g	Turkiye Ihracat Kredi Bankasi AS.	5.750	07/06/26	2,256,379
	1,500,000	g	Turkiye Ihracat Kredit Bankasi	5.375	10/24/23	1,470,045
			TOTAL TURKEY			10,691,384

UGANDA - 0.4%
UGX	6,750,000,000		Republic of Uganda Government Bonds	14.250	08/23/29	1,963,481
			TOTAL UGANDA			1,963,481

UKRAINE - 0.7%
	$2,225,000	†,g	NPC Ukrenergo	6.875	11/09/26	689,750
UAH	37,000,000	†	Ukraine Government International Bond	15.840	02/26/25	633,060
	$1,925,000	g	Ukraine Government International Bond	7.750	09/01/25	627,189
	1,450,000	g	Ukraine Government International Bond	9.750	11/01/28	474,875
EUR	525,000	g	Ukraine Government International Bond	4.375	01/27/30	171,693
	$3,000,000	g	Ukraine Government International Bond	7.253	03/15/33	930,000
304

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$2,320,000	g,i	Ukraine Government International Bond	1.258%	05/31/40	$678,600
			TOTAL UKRAINE			4,205,167

UNITED ARAB EMIRATES - 0.8%
	2,650,000	g	Abu Dhabi Government International Bond	3.125	09/30/49	2,185,527
	2,650,000		Emirate of Dubai Government International Bonds	3.900	09/09/50	2,104,194
			TOTAL UNITED ARAB EMIRATES			4,289,721

URUGUAY - 0.9%
	3,770,000		Uruguay Government International Bond	4.375	01/23/31	3,864,325
UYU	61,000,000		Uruguay Government International Bond	8.250	05/21/31	1,340,115
			TOTAL URUGUAY			5,204,440

UZBEKISTAN - 0.6%
UZS	7,990,000,000	g	Republic of Uzbekistan International Bond	14.500	11/25/23	699,668
	5,708,925,000	g	Republic of Uzbekistan International Bond	14.000	07/19/24	474,349
	$1,450,000	g	Republic of Uzbekistan International Bond	5.375	02/20/29	1,385,361
	1,000,000	g	Republic of Uzbekistan International Bond	3.700	11/25/30	812,275
			TOTAL UZBEKISTAN			3,371,653

ZAMBIA - 0.6%
	3,900,000	g	Zambia Government International Bond	8.500	04/14/24	2,927,496
	750,000	g	Zambia Government International Bond	8.970	07/30/27	556,462
			TOTAL ZAMBIA			3,483,958

			TOTAL GOVERNMENT BONDS			248,533,203
			(Cost $303,105,775)

STRUCTURED ASSETS - 0.5%

CAYMAN ISLANDS - 0.5%
	3,000,000	†,g	Industrial DPR Funding Ltd	5.380	04/15/34	3,000,000
			Series - 0 2022 1A (Class 1)
			TOTAL CAYMAN ISLANDS			3,000,000

			TOTAL STRUCTURED ASSETS			3,000,000
			(Cost $3,000,000)

			TOTAL BONDS			518,945,355
			(Cost $608,622,225)

SHARES			COMPANY

COMMON STOCKS - 1.1%

UNITED STATES - 1.1%
	729,619	*	Petra Diamonds Ltd			1,131,103
	270,981	*,e	Grupo Aeromexico SAB de C.V.			4,784,478
			TOTAL UNITED STATES			5,915,581

			TOTAL COMMON STOCKS			5,915,581
			(Cost $5,779,534)
305

TIAA-CREF FUNDS – Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 7.2%

EGYPT - 0.2%
EGP	10,000,000		Egypt Treasury Bill	0.000%	05/17/22	$539,773
	9,200,000		Egypt Treasury Bill	0.000	09/13/22	475,810
			TOTAL EGYPT			1,015,583

UNITED STATES - 1.2%
	$3,218,000		Federal Agricultural Mortgage Corp (FAMC)	0.000	05/03/22	3,217,957
						3,217,957

REPURCHASE AGREEMENT
	3,490,000	r	Fixed Income Clearing Corp (FICC)	0.230	05/02/22	3,490,000
						3,490,000
			TOTAL UNITED STATES			6,707,957

SHARES			COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.8%

UNITED STATES - 5.8%
	31,496,628	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.310		31,496,628
			TOTAL UNITED STATES			31,496,628

			TOTAL SHORT-TERM INVESTMENTS			39,220,168
			(Cost $39,395,099)
			TOTAL INVESTMENTS - 103.3%			565,900,018
			(Cost $655,623,058)
			OTHER ASSETS & LIABILITIES, NET - (3.3)%			(17,962,309)
			NET ASSETS - 100.0%			$547,937,709

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
KES	Kenyan Shilling
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
RUB	Russian Ruble
THB	Thai Baht
UAH	Ukrainian Hryvnia
UGX	Ugandan Shillings
UYU	Uruguayan Peso
UZS	Uzbekistan Som
ZAR	South African Rand
306

TIAA-CREF FUNDS – Emerging Markets Debt Fund

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
‡	Perpetual security
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $31,628,053.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/30/22, the aggregate value of these securities is $405,159,451 or 73.9% of net assets.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
o	Payment in Kind Bond
q	In default
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $3,490,000 on 5/2/22, collateralized by U.S. Government Agency Securities, with a coupon rate of 2.500% and an expiration date of 2/15/46, valued at $3,559,867.

307

TIAA-CREF FUNDS – International Bond Fund

TIAA-CREF FUNDS

INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2022

PRINCIPAL			ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 2.0%

CANADA - 0.1%
	$387,905	i	1011778 BC ULC	LIBOR 1 M + 1.750%	2.514%	11/19/26	$380,065
			TOTAL CANADA				380,065

IRELAND - 0.1%
	261,086	i	Avolon TLB Borrower US LLC	LIBOR 3 M + 1.750%	2.500	01/15/25	258,149
	343,000	i	Avolon TLB Borrower US LLC	LIBOR 1 M + 1.500%	2.250	02/12/27	335,498
			TOTAL IRELAND				593,647

LUXEMBOURG - 0.3%
	1,000,000	i	Delta 2 Lux Sarl	LIBOR 3 M + 2.500%	3.500	02/01/24	994,220
	427,239	i	Ineos US Finance LLC	LIBOR 3 M + 2.000%	2.764	03/31/24	424,838
			TOTAL LUXEMBOURG				1,419,058

UNITED STATES - 1.5%
	332,921	i	American Airlines, Inc	LIBOR 3 M + 2.000%	2.840	12/14/23	329,386
	986,339	i	APi Group DE, Inc	LIBOR 1 M + 2.750%	3.514	01/03/29	981,654
	290,851	i	Bausch Health Americas, Inc	LIBOR 3 M + 3.000%	3.457	06/02/25	289,094
	250,389	i	Change Healthcare Holdings LLC	LIBOR 1 M + 2.500%	3.500	03/01/24	249,775
	116,061	i	Endo Luxembourg Finance Co I Sarl	LIBOR 1 M + 5.000%	5.813	03/25/28	107,385
	750,000	h,i	II-VI, Inc	LIBOR 1 M + 2.750%	3.250	12/08/28	745,628
	994,987	i	Jazz Financing Lux Sarl	LIBOR 1 M + 3.500%	4.264	05/05/28	992,998
	294,485	i	Nielsen Finance LLC	LIBOR 3 M + 2.000%	2.488	10/04/23	294,016
	1,000,000	i	Phoenix Newco, Inc	LIBOR 1 M + 3.500%	4.000	11/15/28	992,190
	409,461	i	Plantronics, Inc	LIBOR 3 M + 2.500%	2.957	07/02/25	405,813
	299,967	i	Sabre GLBL, Inc	LIBOR 3 M + 2.000%	4.750	02/22/24	295,779
	409,483	i	Samsonite IP Holdings Sarl	LIBOR 3 M + 1.750%	2.514	04/25/25	401,191
	298,237	i	Team Health Holdings, Inc	LIBOR 3 M + 2.750%	6.250	02/06/24	277,113
	625,000	h,i	Trans Union LLC	LIBOR 1 M + 2.250%	2.750	12/01/28	618,056
			TOTAL UNITED STATES				6,980,078

			TOTAL BANK LOAN OBLIGATIONS				9,372,848
			(Cost $9,474,313)

BONDS - 92.0%

CORPORATE BONDS - 22.6%

AUSTRIA - 0.1%
EUR	600,000		Erste Group Bank AG.		4.250	N/A‡	574,420
			TOTAL AUSTRIA				574,420

BELGIUM - 0.4%
	300,000	z	Argenta Spaarbank NV		1.375	02/08/29	289,537

308

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

EUR	800,000	z	KBC Group NV	0.750%	01/21/28	$786,022
	800,000	z	Proximus SADP	0.750	11/17/36	685,252
			TOTAL BELGIUM			1,760,811

BRAZIL - 0.2%
	$300,000	g	B3 S.A.-Brasil Bolsa Balcao	4.125	09/20/31	260,775
	200,000	g	Natura Cosmeticos S.A.	4.125	05/03/28	179,320
	500,000		Suzano Austria GmbH	3.125	01/15/32	403,750
			TOTAL BRAZIL			843,845

CANADA - 0.9%
	500,000		Enbridge, Inc	5.750	07/15/80	496,250
EUR	250,000	g	Fairfax Financial Holdings Ltd	2.750	03/29/28	256,927
	$750,000	g	GFL Environmental, Inc	4.250	06/01/25	727,418
	1,275,000	g	MEG Energy Corp	5.875	02/01/29	1,248,059
	500,000	g	Nova Chemicals Corp	4.875	06/01/24	493,125
	315,000	g	Parkland Corp	4.625	05/01/30	275,625
	500,000	g	Parkland Fuel Corp	5.875	07/15/27	484,850
			TOTAL CANADA			3,982,254

CHILE - 0.6%
	398,922	g	Alfa Desarrollo S.p.A	4.550	09/27/51	312,775
	300,000		Celulosa Arauco y Constitucion S.A.	3.875	11/02/27	290,250
	250,000	g	Celulosa Arauco y Constitucion S.A.	4.250	04/30/29	233,440
	450,000	e,g	Cia Cervecerias Unidas S.A.	3.350	01/19/32	399,375
	275,000	g	Colbun S.A.	3.150	01/19/32	232,375
	200,000	g	Corp Nacional del Cobre de Chile	3.625	08/01/27	192,540
	325,000	g	Corp Nacional del Cobre de Chile	3.150	01/15/51	238,316
	200,000	g	Embotelladora Andina S.A.	3.950	01/21/50	167,252
	325,000	g	Empresa Nacional de Telecomunicaciones S.A.	3.050	09/14/32	273,406
	300,000	g	Sociedad Quimica y Minera de Chile S.A.	3.500	09/10/51	229,875
			TOTAL CHILE			2,569,604

CHINA - 0.2%
	300,000	g	ENN Clean Energy International Investment Ltd	3.375	05/12/26	275,279
	300,000	g	ENN Energy Holdings Ltd	2.625	09/17/30	255,393
	350,000	e	JD.com, Inc	3.375	01/14/30	318,128
			TOTAL CHINA			848,800

COLOMBIA - 0.2%
	350,000		Bancolombia S.A.	3.000	01/29/25	328,814
	300,000		Ecopetrol S.A.	5.375	06/26/26	295,230
	75,000		Ecopetrol S.A.	6.875	04/29/30	74,063
	225,000		Ecopetrol S.A.	4.625	11/02/31	187,988
			TOTAL COLOMBIA			886,095

CZECH REPUBLIC - 0.1%
EUR	300,000	z	CPI Property Group S.A.	1.750	01/14/30	259,166
			TOTAL CZECH REPUBLIC			259,166
309

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

FRANCE - 1.4%
EUR	600,000		Airbus SE	2.375%	06/09/40	$566,142
	250,000	g	Altice France S.A.	5.875	02/01/27	264,122
	600,000	g	Altice France S.A.	3.375	01/15/28	540,494
	500,000	z	BNP Paribas S.A.	2.100	04/07/32	494,161
	500,000		Credit Agricole Assurances S.A.	1.500	10/06/31	437,601
	600,000		Electricite de France S.A.	2.000	10/02/30	614,619
GBP	500,000		Electricite de France S.A.	5.500	10/17/41	733,532
EUR	500,000	z	Engie S.A.	1.875	N/A‡	422,389
	835,000	g	Iliad Holding SAS	5.125	10/15/26	851,071
	300,000	z	La Poste S.A.	0.625	01/18/36	239,105
GBP	700,000	z	Societe Generale S.A.	1.250	12/07/27	768,004
EUR	500,000	z	Societe Generale S.A.	0.500	06/12/29	457,395
			TOTAL FRANCE			6,388,635

GERMANY - 0.9%
	$900,000		Deutsche Bank AG.	3.742	01/07/33	735,215
EUR	750,000	g,o	IHO Verwaltungs GmbH	3.750	09/15/26	734,787
MXN	11,000,000		Kreditanstalt fuer Wiederaufbau	4.400	07/25/25	458,888
EUR	600,000		Volkswagen Bank GmbH	2.500	07/31/26	633,490
GBP	800,000		Volkswagen International Finance NV	3.375	11/16/26	997,028
EUR	800,000		Vonovia SE	0.625	12/14/29	710,711
			TOTAL GERMANY			4,270,119

HUNGARY - 0.1%
EUR	400,000	z	MVM Energetika Zrt	0.875	11/18/27	373,881
			TOTAL HUNGARY			373,881

INDIA - 0.3%
	$300,000	g	Adani Electricity Mumbai Ltd	3.867	07/22/31	247,741
	425,000	g	Bharti Airtel Ltd	3.250	06/03/31	364,538
	200,000	g	CA Magnum Holdings	5.375	10/31/26	191,000
	200,000	g	Indian Railway Finance Corp Ltd	3.249	02/13/30	175,541
	250,000	z	Power Finance Corp Ltd	3.350	05/16/31	209,305
	225,000	g	UltraTech Cement Ltd	2.800	02/16/31	185,918
			TOTAL INDIA			1,374,043

INDONESIA - 0.1%
	225,000	g	Pelabuhan Indonesia III Persero PT	4.500	05/02/23	226,904
	200,000	g	Pertamina Persero PT	3.650	07/30/29	188,473
	225,000	g	Perusahaan Listrik Negara PT	4.875	07/17/49	191,250
			TOTAL INDONESIA			606,627

IRELAND - 0.2%
EUR	1,000,000	z	Bank of Ireland Group plc	0.375	05/10/27	961,705
			TOTAL IRELAND			961,705

ISRAEL - 0.3%
	$500,000	g	Bank Hapoalim BM	3.255	N/A‡	450,000
	300,000	g	Bank Leumi Le-Israel BM	3.275	01/29/31	274,140
	625,000	g	Israel Electric Corp Ltd	4.250	08/14/28	617,282
			TOTAL ISRAEL			1,341,422
310

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

ITALY - 0.2%
	$200,000	g	Intesa Sanpaolo S.p.A	4.198%	06/01/32	$165,660
	750,000	g	UniCredit S.p.A	2.569	09/22/26	683,527
			TOTAL ITALY			849,187

JAPAN - 0.4%
EUR	500,000	z	ORIX Corp	1.919	04/20/26	525,814
	500,000	z	Sumitomo Mitsui Financial Group, Inc	0.819	07/23/23	529,196
	500,000		Takeda Pharmaceutical Co Ltd	1.000	07/09/29	482,978
	500,000		Takeda Pharmaceutical Co Ltd	1.375	07/09/32	470,090
			TOTAL JAPAN			2,008,078

KAZAKHSTAN - 0.2%
	$475,000	g	KazTransGas JSC	4.375	09/26/27	426,974
	400,000	g	Tengizchevroil Finance Co International Ltd	2.625	08/15/25	353,502
			TOTAL KAZAKHSTAN			780,476

KOREA, REPUBLIC OF - 0.2%
	300,000	z	Hyundai Heavy Industries Co Ltd	3.179	03/28/27	290,648
	250,000	g	Kia Corp	2.750	02/14/27	235,706
	200,000	g,h	Korea East-West Power Co Ltd	3.600	05/06/25	199,594
			TOTAL KOREA, REPUBLIC OF			725,948

KUWAIT - 0.1%
	375,000	g	NBK SPC Ltd	1.625	09/15/27	337,087
			TOTAL KUWAIT			337,087

LUXEMBOURG - 0.4%
EUR	1,000,000	g	Albion Financing SARL	5.250	10/15/26	998,932
	250,000	z	Czech Gas Networks Investments Sarl	0.450	09/08/29	216,331
	150,000	z	GTC Aurora Luxembourg S.A.	2.250	06/23/26	140,720
	500,000	z	ProLogis International Funding II S.A.	2.375	11/14/30	515,125
			TOTAL LUXEMBOURG			1,871,108

MALAYSIA - 0.2%
	$300,000	g	CIMB Bank Bhd	2.125	07/20/27	276,090
	400,000	g	Genm Capital Labuan Ltd	3.882	04/19/31	330,441
	250,000	g	Petronas Energy Canada Ltd	2.112	03/23/28	226,177
			TOTAL MALAYSIA			832,708

MEXICO - 0.2%
	375,000	g	Becle SAB de C.V.	2.500	10/14/31	315,000
	375,000	g	Orbia Advance Corp SAB de C.V.	1.875	05/11/26	335,625
	500,000	g	Sigma Alimentos S.A. de C.V.	4.125	05/02/26	492,500
			TOTAL MEXICO			1,143,125

NETHERLANDS - 0.4%
EUR	600,000		Cooperatieve Rabobank UA	3.250	N/A‡	568,091
	1,300,000	g	VZ Secured Financing BV	3.500	01/15/32	1,169,401
			TOTAL NETHERLANDS			1,737,492
311

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

NIGERIA - 0.2%
EUR	1,000,000	g	BOI Finance BV	7.500%	02/16/27	$1,033,961
			TOTAL NIGERIA			1,033,961

PANAMA - 0.1%
	$200,000	g	Aeropuerto Internacional de Tocumen S.A.	4.000	08/11/41	174,124
	300,000	g	Banco General S.A.	4.125	08/07/27	299,100
			TOTAL PANAMA			473,224

PERU - 0.0%
	200,000	g	Kallpa Generacion SA	4.125	08/16/27	185,752
			TOTAL PERU			185,752

POLAND - 0.1%
EUR	300,000	z	mBank S.A.	0.966	09/21/27	277,336
	250,000	z	Polski Koncern Naftowy ORLEN S.A.	1.125	05/27/28	221,577
			TOTAL POLAND			498,913

QATAR - 0.6%
	$300,000	z	CBQ Finance Ltd	2.000	05/12/26	278,749
CNY	16,000,000		QNB Finance Ltd	3.150	02/04/26	2,316,954
			TOTAL QATAR			2,595,703

ROMANIA - 0.0%
EUR	250,000	z	NE Property BV	2.000	01/20/30	217,227
			TOTAL ROMANIA			217,227

RUSSIA - 0.0%
	400,000	†,g	Gazprom PJSC via Gaz Finance plc	1.850	11/17/28	116,045
	$300,000	†,g	Phosagro OAO Via Phosagro Bond Funding DAC	2.600	09/16/28	67,500
			TOTAL RUSSIA			183,545

SAUDI ARABIA - 0.2%
	500,000	g	Arabian Centres Sukuk II Ltd	5.625	10/07/26	470,862
	250,000	g	SABIC Capital II BV	4.000	10/10/23	252,452
	275,000	g	Saudi Arabian Oil Co	2.250	11/24/30	238,949
			TOTAL SAUDI ARABIA			962,263

SINGAPORE - 0.1%
EUR	200,000	z	Temasek Financial I Ltd	0.500	11/20/31	181,779
	$500,000	g	United Overseas Bank Ltd	2.000	10/14/31	454,453
			TOTAL SINGAPORE			636,232

SOUTH AFRICA - 0.3%
	450,000		AngloGold Ashanti Holdings plc	3.750	10/01/30	402,547
	1,250,000	z	Eskom Holdings SOC Ltd	4.314	07/23/27	1,129,709
			TOTAL SOUTH AFRICA			1,532,256
312

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

SPAIN - 0.2%
	$800,000		Banco Santander S.A.	7.500%	N/A‡	$805,520
			TOTAL SPAIN			805,520

SUPRANATIONAL - 0.2%
IDR	13,800,000,000		European Bank for Reconstruction & Development	5.200	05/28/24	935,643
			TOTAL SUPRANATIONAL			935,643

SWITZERLAND - 0.6%
EUR	750,000	z	Cloverie plc for Zurich Insurance Co Ltd	1.500	12/15/28	764,353
GBP	500,000		Credit Suisse Group AG.	2.250	06/09/28	572,864
EUR	600,000	z	UBS Group AG	0.250	11/05/28	562,954
	1,000,000	z	UBS Group AG.	0.250	02/24/28	933,775
			TOTAL SWITZERLAND			2,833,946

TAIWAN - 0.1%
	$300,000		TSMC Arizona Corp	4.125	04/22/29	298,650
			TOTAL TAIWAN			298,650

THAILAND - 0.2%
	430,000	g	Bangkok Bank PCL	3.466	09/23/36	369,225
	200,000	g,z	PTTEP Treasury Center Co Ltd	2.587	06/10/27	186,797
	300,000	g	Thaioil Treasury Center Co Ltd	2.500	06/18/30	245,844
			TOTAL THAILAND			801,866

TURKEY - 0.0%
EUR	250,000	z	Arcelik AS.	3.000	05/27/26	245,112
			TOTAL TURKEY			245,112

UNITED ARAB EMIRATES - 0.2%
	$200,000	g	DAE Funding LLC	3.375	03/20/28	181,171
	300,000	z	EI Sukuk Co Ltd	1.827	09/23/25	282,494
	300,000	g	Sweihan PV Power Co PJSC	3.625	01/31/49	261,271
			TOTAL UNITED ARAB EMIRATES			724,936

UNITED KINGDOM - 2.0%
EUR	800,000	z	Barclays plc	0.625	11/14/23	845,395
	800,000	z	Barclays plc	0.877	01/28/28	773,555
GBP	500,000		BAT International Finance plc	4.000	09/04/26	627,997
UGX	3,000,000,000	†,g	ICBC Standard Bank plc	14.250	06/26/34	816,219
GBP	750,000		Lloyds Banking Group plc	1.985	12/15/31	852,533
EUR	750,000		Natwest Group plc	1.750	03/02/26	780,580
	750,000		RELX Capital, Inc	1.300	05/12/25	785,783
	600,000	z	Standard Chartered plc	0.800	11/17/29	553,816
	700,000	z	Standard Chartered plc	1.200	09/23/31	668,311
GBP	400,000		Tesco Corporate Treasury Services plc	2.750	04/27/30	470,723
	700,000		Virgin Money UK plc	3.375	04/24/26	860,375
	1,055,000	g	Vmed O2 UK Financing I plc	4.500	07/15/31	1,143,577
			TOTAL UNITED KINGDOM			9,178,864

UNITED STATES - 9.2%
EUR	500,000	z	Abbott Ireland Financing DAC	1.500	09/27/26	529,717
313

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

EUR	1,200,000		AbbVie, Inc		1.250%	06/01/24	$1,269,793
	900,000	g	Adient Global Holdings Ltd		3.500	08/15/24	892,569
JPY	100,000,000		Aflac, Inc		0.550	03/12/30	748,371
EUR	250,000	g	Allied Universal Holdco LLC		3.625	06/01/28	226,161
	575,000		American Honda Finance Corp		1.950	10/18/24	615,811
	300,000		American Tower Corp		1.375	04/04/25	312,094
	650,000		American Tower Corp		0.450	01/15/27	624,486
	500,000		Aptiv plc		1.500	03/10/25	521,722
	750,000	g	Ardagh Metal Packaging Finance USA LLC		2.000	09/01/28	672,657
	750,000	g	Ardagh Metal Packaging Finance USA LLC		3.000	09/01/29	646,254
	300,000	g	Ashland Services BV		2.000	01/30/28	286,462
	500,000		AT&T, Inc		2.350	09/05/29	527,406
	750,000	g	Avantor Funding, Inc		3.875	07/15/28	748,702
	575,000		Ball Corp		0.875	03/15/24	588,771
	500,000	z	Bank of America Corp		1.662	04/25/28	510,170
	500,000	z	Bank of America Corp		0.654	10/26/31	444,573
	500,000	z	Bank of America Corp		2.824	04/27/33	524,975
	700,000		Becton Dickinson & Co		1.401	05/24/23	744,081
	600,000	z	Blackstone Private Credit Fund		1.750	11/30/26	578,078
	100,000		Capital One Financial Corp		0.800	06/12/24	103,450
	400,000		Celanese US Holdings LLC		0.625	09/10/28	358,433
	750,000		Chubb INA Holdings, Inc		1.550	03/15/28	763,920
	350,000		Chubb INA Holdings, Inc		1.400	06/15/31	337,365
	750,000	z	Citigroup, Inc		1.250	07/06/26	772,274
	700,000		Comcast Corp		0.250	05/20/27	682,719
	1,250,000	g	Coty, Inc		3.875	04/15/26	1,235,292
	500,000	g	Dana Financing Luxembourg Sarl		3.000	07/15/29	436,671
	500,000	g	Diebold Nixdorf Dutch Holding BV		9.000	07/15/25	467,203
GBP	600,000		Digital Stout Holding LLC		3.750	10/17/30	751,504
	200,000		Discovery Communications LLC		2.500	09/20/24	248,997
	800,000		Dow Chemical Co		0.500	03/15/27	781,679
	300,000		Equinix, Inc		1.000	03/15/33	253,200
	500,000		FedEx Corp		1.625	01/11/27	522,886
	375,000		Fidelity National Information Services, Inc		1.100	07/15/24	392,735
	750,000	z	General Motors Financial Co, Inc		0.600	05/20/27	698,401
	400,000		Goldman Sachs Group, Inc		1.375	05/15/24	424,015
	500,000	i,z	Goldman Sachs Group, Inc	EURIBOR 3 M + 1.000%	0.449	02/07/25	529,222
	500,000	z	Goldman Sachs Group, Inc		0.250	01/26/28	464,797
GBP	400,000	z	Goldman Sachs Group, Inc		3.625	10/29/29	500,450
EUR	295,000	g	Goodyear Europe BV		2.750	08/15/28	266,551
	1,000,000		Honeywell International, Inc		0.000	03/10/24	1,034,623
	600,000		International Business Machines Corp		0.650	02/11/32	545,125
	400,000		International Flavors & Fragrances, Inc		1.800	09/25/26	415,432
	500,000	g	International Game Technology plc		3.500	06/15/26	512,582
	500,000	g	IQVIA, Inc		1.750	03/15/26	494,585
	$1,000,000		JPMorgan Chase & Co		3.650	N/A‡	897,500
EUR	450,000	g	Liberty Mutual Group, Inc		2.750	05/04/26	486,491
	650,000		Liberty Mutual Group, Inc		2.750	05/04/26	702,719
GBP	600,000		McKesson Corp		3.125	02/17/29	738,018
EUR	1,100,000	z	Metropolitan Life Global Funding I		0.550	06/16/27	1,078,671
314

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

EUR	600,000	z	Mondelez International Holdings Netherlands BV	1.250%	09/09/41	$466,769
	670,000		Morgan Stanley	1.342	10/23/26	690,279
	400,000	g	OI European Group BV	3.125	11/15/24	415,334
	500,000	g	Olympus Water US Holding Corp	3.875	10/01/28	470,876
	100,000	g	Organon Finance LLC	2.875	04/30/28	94,940
	$1,250,000	g	Organon Finance LLC	5.125	04/30/31	1,129,688
	1,075,000		Plains All American Pipeline LP	3.800	09/15/30	995,032
	540,000		ProLogis Euro Finance LLC	0.375	02/06/28	508,457
	500,000		Raytheon Technologies Corp	2.150	05/18/30	509,766
	400,000		Silgan Holdings, Inc	3.250	03/15/25	416,449
	700,000		Southern Co	1.875	09/15/81	626,763
	450,000		Stryker Corp	2.625	11/30/30	482,946
	700,000		The Procter & Gamble Company	0.625	10/30/24	732,581
	500,000		The Procter & Gamble Company	1.875	10/30/38	498,987
	1,100,000		Thermo Fisher Scientific Finance I BV	0.800	10/18/30	1,031,182
GBP	600,000		Time Warner Cable LLC	5.750	06/02/31	824,902
	$125,000	g	Univision Communications, Inc	4.500	05/01/29	112,188
EUR	400,000		Verizon Communications, Inc	1.875	10/26/29	410,504
	600,000		Walmart, Inc	2.550	04/08/26	657,801
	1,000,000		Whirlpool EMEA Finance Sarl	0.500	02/20/28	945,848
			TOTAL UNITED STATES			41,931,655

			TOTAL CORPORATE BONDS			103,401,904
			(Cost $120,585,656)

GOVERNMENT BONDS - 62.8%

ANGOLA - 0.3%
	$1,550,000	g	Angolan Government International Bond	8.750	04/14/32	1,467,394
			TOTAL ANGOLA			1,467,394

AUSTRALIA - 1.9%
AUD	3,650,000		Australia Government Bond	0.250	11/21/25	2,353,274
	2,100,000	z	Australia Government Bond	2.250	05/21/28	1,419,399
	1,940,000		Australia Government Bond	1.250	05/21/32	1,149,916
	1,660,000	z	Australia Government Bond	3.000	11/21/33	1,143,119
	2,550,000	z	Australia Government Bond	1.750	06/21/51	1,239,491
	1,685,000		New South Wales Treasury Corp	3.000	04/20/29	1,159,197
			TOTAL AUSTRALIA			8,464,396

BELGIUM - 0.6%
EUR	2,125,000	g	Kingdom of Belgium Government International Bond	0.000	10/22/27	2,131,598
			TOTAL BELGIUM			2,131,598

BENIN - 0.2%
	1,275,000	g	Benin Government International Bond	4.950	01/22/35	1,075,236
			TOTAL BENIN			1,075,236

BRAZIL - 0.4%
BRL	5,500,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/27	1,035,678
315

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$1,000,000		Brazilian Government International Bond	3.875%	06/12/30	$881,410
			TOTAL BRAZIL			1,917,088

CAMEROON - 0.1%
EUR	650,000	g	Republic of Cameroon International Bond	5.950	07/07/32	573,546
			TOTAL CAMEROON			573,546

CANADA - 3.1%
CAD	3,050,000	g	Canada Housing Trust No	1.100	12/15/26	2,173,711
	1,800,000		Canadian Government International Bond	2.000	09/01/23	1,391,310
	2,625,000		Canadian Government International Bond	2.000	06/01/28	1,957,435
	1,300,000		Canadian Government International Bond	5.000	06/01/37	1,264,875
	2,550,000		Canadian Government International Bond	2.000	12/01/51	1,662,021
	1,350,000		Hydro-Quebec	4.000	02/15/55	1,094,533
	1,600,000		Province of British Columbia Canada	2.550	06/18/27	1,207,202
	1,600,000		Province of New Brunswick Canada	3.100	08/14/28	1,225,187
	1,300,000		Province of Ontario Canada	2.150	06/02/31	898,560
	1,100,000		Province of Ontario Canada	1.900	12/02/51	571,325
	1,000,000		Province of Quebec Canada	2.750	09/01/27	760,752
			TOTAL CANADA			14,206,911

CHILE - 0.3%
CLP	450,000,000		Bonos de la Tesoreria de la Republica en pesos	2.500	03/01/25	468,145
	$600,000		Chile Government International Bond	2.750	01/31/27	567,750
EUR	650,000		Chile Government International Bond	1.250	01/22/51	451,660
			TOTAL CHILE			1,487,555

CHINA - 10.5%
CNY	83,560,000		China Government International Bond	2.880	11/05/23	12,811,002
	49,600,000		China Government International Bond	2.940	10/17/24	7,627,424
	60,500,000		China Government International Bond	3.120	12/05/26	9,373,348
	14,900,000		China Government International Bond	2.910	10/14/28	2,273,549
	14,500,000		China Government International Bond	3.270	11/19/30	2,270,373
	18,900,000		China Government International Bond	3.860	07/22/49	3,111,274
	30,000,000		China Government International Bond	3.390	03/16/50	4,534,600
	12,700,000		China Government International Bond	3.810	09/14/50	2,077,329
	24,800,000		China Government International Bond	3.720	04/12/51	3,996,989
			TOTAL CHINA			48,075,888

COTE D’IVOIRE - 0.2%
EUR	1,000,000	g	Ivory Coast Government International Bond	5.875	10/17/31	942,060
	100,000	g	Ivory Coast Government International Bond	4.875	01/30/32	88,497
			TOTAL COTE D’IVOIRE			1,030,557

CROATIA - 0.2%
	1,000,000	z	Croatia Government International Bond	1.125	03/04/33	857,813
			TOTAL CROATIA			857,813

CYPRUS - 1.1%
	1,300,000	z	Cyprus Government International Bond	2.375	09/25/28	1,403,538
316

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

EUR	1,100,000	z	Cyprus Government International Bond	0.625%	01/21/30	$1,024,330
	1,550,000	z	Cyprus Government International Bond	0.950	01/20/32	1,419,631
	575,000	z	Cyprus Government International Bond	2.750	02/26/34	602,297
	500,000	z	Cyprus Government International Bond	2.750	05/03/49	511,071
			TOTAL CYPRUS			4,960,867

DOMINICAN REPUBLIC - 0.2%
DOP	15,000,000	g	Dominican Republic Government International Bond	9.750	06/05/26	275,886
	$750,000	g	Dominican Republic Government International Bond	4.875	09/23/32	629,871
			TOTAL DOMINICAN REPUBLIC			905,757

ECUADOR - 0.1%
	78,000	g	Ecuador Government International Bond	0.000	07/31/30	42,327
	441,250	g	Ecuador Government International Bond (Step Bond)	5.000	07/31/30	357,548
	309,125	g	Ecuador Government International Bond (Step Bond)	1.000	07/31/35	193,291
			TOTAL ECUADOR			593,166

EGYPT - 0.8%
	850,000	g	Egypt Government International Bond	5.750	05/29/24	792,951
EGP	16,250,000		Egypt Government International Bond	15.900	07/02/24	898,862
	$525,000	g	Egypt Government International Bond	7.600	03/01/29	446,744
EUR	900,000	g	Egypt Government International Bond	6.375	04/11/31	713,193
	300,000	g	Egypt Government International Bond	7.053	01/15/32	231,089
	675,000	e,g	Egypt Government International Bond	8.500	01/31/47	489,422
			TOTAL EGYPT			3,572,261

EL SALVADOR - 0.1%
	1,000,000	g	El Salvador Government International Bond	6.375	01/18/27	409,589
			TOTAL EL SALVADOR			409,589

FRANCE - 3.0%
EUR	4,500,000		French Republic Government Bond OAT	0.500	05/25/25	4,727,693
	3,775,000		French Republic Government Bond OAT	0.750	11/25/28	3,905,124
	2,450,000	g	French Republic Government Bond OAT	0.500	05/25/40	2,082,510
	910,000	g	French Republic Government Bond OAT	0.750	05/25/52	709,219
	2,500,000	z	UNEDIC ASSEO	0.250	07/16/35	2,138,263
			TOTAL FRANCE			13,562,809

GERMANY - 0.2%
EUR	1,300,000		Bundesrepublik Deutschland Bundesanleihe	0.000	08/15/52	991,008
			TOTAL GERMANY			991,008

GHANA - 0.5%
	$166,667	g	Ghana Government International Bond	9.250	09/15/22	163,200
	500,000	g	Ghana Government International Bond	7.750	04/07/29	316,250
	825,000	g	Ghana Government International Bond	8.125	03/26/32	505,081
	1,000,000	g	Ghana Government International Bond	8.627	06/16/49	575,000
GHS	4,300,000		Republic of Ghana Government International Bond	16.500	02/06/23	561,030
			TOTAL GHANA			2,120,561
317

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

GREECE - 1.1%
EUR	575,000	g	Hellenic Republic Government International Bond	3.875%	03/12/29	$642,641
	2,300,000	g	Hellenic Republic Government International Bond	1.500	06/18/30	2,145,351
	1,300,000	g	Hellenic Republic Government International Bond	0.750	06/18/31	1,104,034
	1,100,000	g	Hellenic Republic Government International Bond	1.750	06/18/32	1,003,067
			TOTAL GREECE			4,895,093

GUATEMALA - 0.2%
	$775,000	g	Guatemala Government International Bond	6.125	06/01/50	739,925
			TOTAL GUATEMALA			739,925

HUNGARY - 0.4%
HUF	504,050,000		Hungary Government International Bond	3.000	06/26/24	1,298,192
EUR	600,000	z	Hungary Government International Bond	1.750	06/05/35	518,141
			TOTAL HUNGARY			1,816,333

INDIA - 0.0%
	$250,000	g	Export-Import Bank of India	2.250	01/13/31	202,117
			TOTAL INDIA			202,117

INDONESIA - 0.5%
IDR	13,000,000,000		Indonesia Treasury Bond	8.125	05/15/24	941,196
	17,000,000,000		Indonesia Treasury Bond	6.375	04/15/32	1,122,396
			TOTAL INDONESIA			2,063,592

ISRAEL - 0.7%
ILS	5,250,000		Israel Government International Bond	5.500	01/31/42	2,200,689
	3,200,000		Israel Government International Bond	3.750	03/31/47	1,075,115
			TOTAL ISRAEL			3,275,804

ITALY - 3.6%
EUR	5,525,000		Italy Buoni Poliennali Del Tesoro	2.450	10/01/23	5,997,409
	3,950,000		Italy Buoni Poliennali Del Tesoro	1.250	12/01/26	4,071,295
	3,675,000	g	Italy Buoni Poliennali Del Tesoro	0.950	09/15/27	3,676,195
	2,400,000	g	Italy Buoni Poliennali Del Tesoro	0.950	03/01/37	1,939,681
	950,000	g	Italy Buoni Poliennali Del Tesoro	1.700	09/01/51	725,683
			TOTAL ITALY			16,410,263

JAPAN - 10.1%
JPY	13,000,000		Japan Finance Organization for Municipalities	0.440	08/15/25	101,556
	21,000,000		Japan Finance Organization for Municipalities	0.320	01/19/26	163,572
	30,000,000		Japan Finance Organization for Municipalities	0.145	02/16/26	232,170
	14,000,000		Japan Finance Organization for Municipalities	0.020	05/22/26	107,801
	268,000,000		Japan Government Five Year Bond	0.005	09/20/26	2,066,348
	330,000,000		Japan Government Ten Year Bond	0.100	06/20/28	2,547,384
	322,000,000		Japan Government Ten Year Bond	0.100	09/20/29	2,472,798
	325,000,000		Japan Government Ten Year Bond	0.100	12/20/29	2,492,676
	210,000,000		Japan Government Ten Year Bond	0.100	03/20/30	1,609,030
	425,000,000		Japan Government Ten Year Bond	0.100	06/20/30	3,253,459
	513,000,000		Japan Government Ten Year Bond	0.100	09/20/30	3,923,313
	525,950,000		Japan Government Thirty Year Bond	2.500	09/20/34	5,092,392
318

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

JPY	457,700,000		Japan Government Thirty Year Bond	0.500%	09/20/46	$3,243,992
	73,000,000		Japan Government Thirty Year Bond	0.600	09/20/50	513,169
	533,000,000		Japan Government Thirty Year Bond	0.700	09/20/51	3,826,141
	340,000,000		Japan Government Twenty Year Bond	2.100	03/20/26	2,836,205
	117,000,000		Japan Government Twenty Year Bond	1.700	03/20/32	1,031,383
	278,000,000		Japan Government Twenty Year Bond	0.600	12/20/36	2,174,528
	256,000,000		Japan Government Twenty Year Bond	0.500	06/20/38	1,948,987
	660,000,000		Japan Government Twenty Year Bond	0.700	09/20/38	5,173,132
	185,000,000		Japan Government Twenty Year Bond	0.300	06/20/39	1,349,581
			TOTAL JAPAN			46,159,617

KENYA - 0.3%
	$1,200,000	g	Kenya Government International Bond	7.000	05/22/27	1,065,425
	575,000	g	Kenya Government International Bond	6.300	01/23/34	432,199
			TOTAL KENYA			1,497,624

KOREA, REPUBLIC OF - 1.9%
	200,000		Export-Import Bank of Korea	3.000	11/01/22	200,134
KRW	3,800,000,000		Korea Treasury Bond	1.500	03/10/25	2,895,666
	1,200,000,000		Korea Treasury Bond	1.375	12/10/29	835,754
	3,420,000,000		Korea Treasury Bond	2.000	06/10/31	2,448,407
	1,175,000,000		Korea Treasury Bond	2.375	12/10/31	863,722
	1,940,000,000		Korea Treasury Bond	2.375	09/10/38	1,367,772
			TOTAL KOREA, REPUBLIC OF			8,611,455

LEBANON - 0.0%
	$1,400,000	†,q,z	Lebanon Government International Bond	6.850	03/23/27	160,300
			TOTAL LEBANON			160,300

MALAYSIA - 0.7%
MYR	4,800,000		Malaysia Government Bond	3.900	11/30/26	1,101,450
	5,700,000		Malaysia Government Bond	3.828	07/05/34	1,187,277
	5,400,000		Malaysia Government Bond	3.757	05/22/40	1,061,468
			TOTAL MALAYSIA			3,350,195

MEXICO - 0.8%
MXN	30,800,000		Mexican Bonos	5.750	03/05/26	1,347,207
	34,100,000		Mexican Bonos	8.500	11/18/38	1,577,725
	$1,025,000		Mexico Government International Bond	4.280	08/14/41	851,191
			TOTAL MEXICO			3,776,123

MONGOLIA - 0.1%
	550,000	e,g	Mongolia Government International Bond	4.450	07/07/31	465,831
			TOTAL MONGOLIA			465,831

MOROCCO - 0.4%
EUR	850,000	g	Morocco Government International Bond	1.375	03/30/26	832,561
	1,100,000	g	Morocco Government International Bond	1.500	11/27/31	897,008
			TOTAL MOROCCO			1,729,569

319

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

NETHERLANDS - 0.5%
EUR	550,000	g	Netherlands Government International Bond	2.750%	01/15/47	$768,910
	2,200,000	g	Netherlands Government International Bond	0.000	01/15/52	1,578,519
			TOTAL NETHERLANDS			2,347,429

NEW ZEALAND - 0.3%
NZD	1,185,000		New Zealand Government Bond	2.000	05/15/32	658,231
	1,000,000		New Zealand Government International Bond	4.500	04/15/27	672,838
			TOTAL NEW ZEALAND			1,331,069

NIGERIA - 0.3%
	$400,000	g	Nigeria Government International Bond	6.500	11/28/27	354,300
	925,000	g,k	Nigeria Government International Bond	8.375	03/24/29	861,786
			TOTAL NIGERIA			1,216,086

NORWAY - 1.0%
NOK	9,000,000		City of Oslo Norway	2.050	10/31/24	940,824
	34,375,000	g	Norway Government International Bond	2.000	04/26/28	3,526,142
			TOTAL NORWAY			4,466,966

PAKISTAN - 0.4%
	$1,250,000	e,g	Pakistan Global Sukuk Programme Co Ltd	7.950	01/31/29	1,188,078
	1,000,000	g	Pakistan Government International Bond	6.000	04/08/26	815,400
			TOTAL PAKISTAN			2,003,478

PANAMA - 0.5%
	1,200,000		Panama Bonos del Tesoro	3.362	06/30/31	1,101,600
	1,000,000		Panama Notas del Tesoro	3.750	04/17/26	988,000
			TOTAL PANAMA			2,089,600

PARAGUAY - 0.2%
	925,000	g	Paraguay Government International Bond	5.400	03/30/50	819,911
			TOTAL PARAGUAY			819,911

PERU - 0.3%
PEN	6,201,000	g	Peruvian Government International Bond	5.400	08/12/34	1,294,206
			TOTAL PERU			1,294,206

PHILIPPINES - 0.1%
PHP	27,000,000		Philippine Government International Bond	6.250	01/14/36	530,805
			TOTAL PHILIPPINES			530,805

POLAND - 0.2%
PLN	4,500,000		Republic of Poland Government International Bond	2.500	04/25/24	939,720
			TOTAL POLAND			939,720

REPUBLIC OF SERBIA - 0.8%
EUR	1,700,000	g	Serbia Government International Bond	1.500	06/26/29	1,372,996
	725,000	g	Serbia Government International Bond	2.050	09/23/36	496,141
RSD	120,000,000		Serbia Treasury Bonds	5.875	02/08/28	1,080,559
	101,500,000		Serbia Treasury Bonds	4.500	08/20/32	801,362
			TOTAL REPUBLIC OF SERBIA			3,751,058
320

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

ROMANIA - 0.8%
RON	9,500,000		Romania Government International Bond	4.150%	01/26/28	$1,767,697
	$660,000	g	Romanian Government International Bond	3.000	02/27/27	612,285
EUR	800,000	g	Romanian Government International Bond	2.000	01/28/32	641,102
	850,000	g	Romanian Government International Bond	2.000	04/14/33	652,397
			TOTAL ROMANIA			3,673,481

RUSSIA - 0.0%
RUB	90,000,000	†	Russian Federal Bond-OFZ	4.500	07/16/25	77,260
	37,000,000	†	Russian Federal Bond-OFZ	6.900	07/23/31	31,762
			TOTAL RUSSIA			109,022

RWANDA - 0.5%
	$2,450,000	g	Rwanda International Government Bond	5.500	08/09/31	2,164,191
			TOTAL RWANDA			2,164,191

SENEGAL - 0.4%
EUR	1,000,000	g	Senegal Government International Bond	4.750	03/13/28	989,183
	825,000	g	Senegal Government International Bond	5.375	06/08/37	671,802
			TOTAL SENEGAL			1,660,985

SINGAPORE - 0.5%
SGD	3,525,000		Singapore Government Bond	1.625	07/01/31	2,354,942
			TOTAL SINGAPORE			2,354,942

SOUTH AFRICA - 0.7%
	$475,000	k	Republic of South Africa Government International Bond	5.875	04/20/32	451,630
ZAR	20,900,000		Republic of South Africa Government International Bond	8.875	02/28/35	1,153,370
	$500,000	e	Republic of South Africa Government International Bond	7.300	04/20/52	467,600
ZAR	16,500,000		South Africa Government International Bond	7.000	02/28/31	852,411
	7,800,000		South Africa Government International Bond	8.750	01/31/44	402,194
			TOTAL SOUTH AFRICA			3,327,205

SPAIN - 3.3%
EUR	4,600,000	g	Spain Government International Bond	2.750	10/31/24	5,098,212
	1,095,000	g	Spain Government International Bond	1.400	07/30/28	1,152,646
	1,875,000	g	Spain Government International Bond	0.600	10/31/29	1,842,005
	1,250,000	g	Spain Government International Bond	0.100	04/30/31	1,132,625
	3,875,000	g	Spain Government International Bond	0.500	10/31/31	3,596,901
	2,650,000	g	Spain Government International Bond	1.200	10/31/40	2,318,193
			TOTAL SPAIN			15,140,582

SUPRANATIONAL - 2.4%
	$1,200,000	g	Africa Finance Corp	2.875	04/28/28	1,095,694
GBP	695,000		African Development Bank	0.500	06/22/26	818,793
	$750,000	z	African Export-Import Bank	5.250	10/11/23	762,920
321

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$750,000	g	African Export-Import Bank	2.634%	05/17/26	$691,282
INR	52,500,000		Asian Development Bank	6.200	10/06/26	662,616
	$1,250,000	g	Banque Ouest Africaine de Developpement	4.700	10/22/31	1,234,639
EUR	650,000	g	Banque Ouest Africaine de Developpement	2.750	01/22/33	622,077
	$1,700,000	†	European Bank for Reconstruction & Development	10.000	02/28/23	1,429,533
AUD	2,150,000		Inter-American Development Bank	4.750	08/27/24	1,573,798
CAD	1,600,000		International Bank for Reconstruction & Development	1.900	01/16/25	1,211,387
GBP	700,000		International Finance Corp	0.250	12/15/25	825,688
			TOTAL SUPRANATIONAL			10,928,427

THAILAND - 0.7%
THB	30,000,000		Thailand Government International Bond	1.450	12/17/24	870,429
	27,700,000		Thailand Government International Bond	2.875	12/17/28	823,724
	27,500,000		Thailand Government International Bond	3.300	06/17/38	772,632
	29,000,000		Thailand Government International Bond	2.000	06/17/42	620,410
			TOTAL THAILAND			3,087,195

UKRAINE - 0.3%
UAH	31,000,000		Ukraine Government International Bond	17.000	05/11/22	1,036,345
EUR	1,000,000	g	Ukraine Government International Bond	6.750	06/20/26	337,584
	425,000	g	Ukraine Government International Bond	4.375	01/27/30	138,990
			TOTAL UKRAINE			1,512,919

UNITED ARAB EMIRATES - 0.0%
	250,000	z	Emirate of Dubai Government International Bonds	3.900	09/09/50	198,509
			TOTAL UNITED ARAB EMIRATES			198,509

UNITED KINGDOM - 3.6%
GBP	1,750,000		United Kingdom Gilt	0.250	01/31/25	2,114,294
	2,425,000		United Kingdom Gilt	1.625	10/22/28	3,035,866
	450,000		United Kingdom Gilt	0.250	07/31/31	487,525
	3,350,000		United Kingdom Gilt	1.750	09/07/37	4,019,999
	1,450,000		United Kingdom Gilt	1.250	10/22/41	1,572,943
	900,000		United Kingdom Gilt	0.875	01/31/46	873,111
	5,060,000		United Kingdom Gilt	0.625	10/22/50	4,455,615
			TOTAL UNITED KINGDOM			16,559,353

URUGUAY - 0.3%
UYU	21,800,000	g	Uruguay Government International Bond	8.500	03/15/28	498,415
	40,600,000		Uruguay Government International Bond	8.250	05/21/31	891,945
			TOTAL URUGUAY			1,390,360

UZBEKISTAN - 0.1%
UZS	7,600,000,000	g	Republic of Uzbekistan International Bond	14.000	07/19/24	631,476
			TOTAL UZBEKISTAN			631,476

			TOTAL GOVERNMENT BONDS			287,086,816
			(Cost $332,670,046)
322

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

STRUCTURED ASSETS - 6.6%

IRELAND - 1.7%
GBP	1,035,800	g,i	Atom Mortgage Securities DAC	SONIA Interest Rate Benchmark + 1.900%	0.000%	07/22/31	$1,271,657
			Series - 0 2021 1A (Class D)
EUR	1,230,838	g,i	Bruegel 2021 DAC	EURIBOR 3 M + 2.470%	2.470	05/22/31	1,280,237
			Series - 0 2021 1A (Class D)
GBP	1,900,000	g,i	Frost CMBS DAC	SONIA Interest Rate Benchmark + 2.900%	0.000	11/22/26	2,363,210
			Series - 0 2021 1A (Class GBD)
EUR	895,985	g,i	Last Mile Logistics Pan Euro Finance DAC	EURIBOR 3 M + 2.700%	1.000	08/17/33	932,993
			Series - 0 2021 1A (Class E)
GBP	347,448	g,i	Taurus UK DAC	SONIA Interest Rate Benchmark + 1.300%	1.455	05/17/31	432,348
			Series - 0 2021 UK1A (Class B)
	684,969	g,i	Taurus UK DAC	SONIA Interest Rate Benchmark + 1.650%	1.805	05/17/31	840,389
			Series - 0 2021 UK1A (Class C)
	297,813	g,i	Taurus UK DAC	SONIA Interest Rate Benchmark + 2.600%	2.755	05/17/31	367,137
			Series - 0 2021 UK1A (Class D)
			TOTAL IRELAND				7,487,971

ITALY - 0.2%
EUR	900,000	g,i	Cassia SRL	EURIBOR 3 M + 3.500%	0.000	05/22/34	949,455
			Series - 0 2022 1A (Class B)
			TOTAL ITALY				949,455

UNITED STATES - 4.7%
	$2,000,000	g,i	Alen Mortgage Trust	LIBOR 1 M + 2.250%	2.804	04/15/34	1,946,767
			Series - 0 2021 ACEN (Class C)
	1,500,000		Carvana Auto Receivables Trust		1.270	03/10/28	1,444,520
			Series - 0 2021 N2 (Class D)
	1,500,000	i	COMM Mortgage Trust		4.522	08/10/48	1,435,870
			Series - 0 2015 CR24 (Class C)
	2,350,289	i	Connecticut Avenue Securities	LIBOR 1 M + 2.200%	2.868	01/25/30	2,367,937
			Series - 0 2017 C05 (Class 1M2)
	875,899	g	Diamond Resorts Owner Trust		2.700	11/21/33	832,535
			Series - 0 2021 1A (Class C)
	1,500,000	g,i	ELP Commercial Mortgage Trust	LIBOR 1 M + 2.667%	3.222	11/15/38	1,443,669
			Series - 0 2021 ELP (Class F)
	6,200,000	g,i	Freddie Mac STACR REMIC Trust		1.939	01/25/34	6,150,783
			Series - 0 2021 DNA5 (Class M2)
	1,000,000	g,i	MTN Commercial Mortgage Trust		4.798	03/15/39	989,523
			Series - 0 2022 LPFL (Class E)
	378,829	g	MVW LLC		1.940	01/22/41	352,915
			Series - 0 2021 1WA (Class C)
323

TIAA-CREF FUNDS – International Bond Fund

PRINCIPAL			ISSUER		RATE	MATURITY DATE	VALUE

	$1,000,000	g,i	NCMF Trust		3.844%	03/15/39	$994,689
			Series - 0 2022 MFP (Class D)
	500,000	g	Oportun Issuance Trust		1.960	05/08/31	472,701
			Series - 0 2021 B (Class B)
	500,000	g	Oportun Issuance Trust		3.650	05/08/31	482,685
			Series - 0 2021 B (Class C)
	1,250,000	g	Purchasing Power Funding LLC		4.370	10/15/25	1,216,353
			Series - 0 2021 A (Class D)
	1,929,181	g,i	SMR Mortgage Trust		4.459	02/15/39	1,895,594
			Series - 0 2022 IND (Class D)
			TOTAL UNITED STATES				22,026,541

			TOTAL STRUCTURED ASSETS				30,463,967
			(Cost $31,775,226)

			TOTAL BONDS				420,952,687
			(Cost $485,030,928)

SHORT-TERM INVESTMENTS - 3.4%
EGYPT - 0.7%
EGP	58,800,000		Egypt Treasury Bill		0.000	05/17/22	3,173,867
			TOTAL EGYPT				3,173,867

REPURCHASE AGREEMENT

UNITED STATES - 2.0%
	$9,200,000	r	Fixed Income Clearing Corp (FICC)		0.230	05/02/22	9,200,000
			TOTAL UNITED STATES				9,200,000

SHARES			COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.7%

UNITED STATES - 0.7%
	3,076,986	c	State Street Navigator Securities Lending Government Money Market Portfolio		0.310		3,076,986
			TOTAL UNITED STATES				3,076,986

			TOTAL SHORT-TERM INVESTMENTS				15,450,853
			(Cost $15,995,370)
			TOTAL INVESTMENTS - 97.4%				445,776,388
			(Cost $510,500,611)
			OTHER ASSETS & LIABILITIES, NET - 2.6%				12,205,079
			NET ASSETS - 100.0%				$457,981,467

			AUD	Australian Dollar
			BRL	Brazilian Real
			CAD	Canadian Dollar
324

TIAA-CREF FUNDS – International Bond Fund

	CLP	Chilean Peso
	CNY	Chinese Yuan
	DOP	Dominican Republic Peso
	EGP	Egyptian Pound
	EUR	Euro
	EURIBOR	Euro Interbank offer Rate
	GBP	Pound Sterling
	GHS	Ghanaian cedi
	HUF	Hungarian Forint
	IDR	Indonesian Rupiah
	ILS	Israeli New Shekel
	INR	Indian Rupee
	JPY	Japanese Yen
	KRW	South Korean Won
	LIBOR	London Interbank Offered Rate
	M	Month
	MXN	Mexican Peso
	MYR	Malaysian Ringgit
	NOK	Norwegian Krone
	NZD	New Zealand Dollar
	PEN	Peruvian Sol
	PHP	Philippine Peso
	PLN	Polish Zloty
	RON	Romanian Leu
	RSD	Serbian Dinar
	RUB	Russian Ruble
	SGD	Singapore Dollar
	SONIA	Sterling Overnight Index Average
	THB	Thai Baht
	UAH	Ukrainian Hryvnia
	UGX	Ugandan Shillings
	UYU	Uruguayan Peso
	UZS	Uzbekistan Som
	ZAR	South African Rand

†	Security is categorized as Level 3 in the fair value hierarchy.
‡	Perpetual security.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $3,171,360.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 4/29/22, the aggregate value of these securities is $132,548,769 or 28.9% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
o	Payment in Kind Bond
q	In default
r	Agreement with Fixed Income Clearing Corp (FICC), 0.230% dated 4/29/22 to be repurchased at $9,200,000 on 5/2/22, collateralized by U.S. Government Agency Securities, with a coupon rate of 2.875% and an expiration date of 8/15/45, valued at $9,384,019.
z	All or a portion of this security is owned by TIAA-CREF International Bond Offshore Limited which is a 100% owned subsidiary of the fund.

325

TIAA-CREF FUNDS – International Bond Fund

Forward foreign currency contracts outstanding as of April 30, 2022 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)
	$48,058,416	CNY	318,257,245	Australia and New Zealand Banking Group Limited	07/29/22	$341,540
	$1,382,153	NZD	2,107,423	Australia and New Zealand Banking Group Limited	07/29/22	22,685
	$1,563,327	THB	53,688,559	Australia and New Zealand Banking Group Limited	05/31/22	(4,795)
Total						$359,430
	$139,543,137	EUR	130,053,594	Bank of America, N.A.	07/29/22	$1,685,207
	$688125	HUF	244968630	Bank of America, N.A.	44712	7,766
	$9761717	KRW	11970989368	Bank of America, N.A.	44684	253,871
	$705249	PEN	2703500	Bank of America, N.A.	44684	1,021
	$659,817	PEN	2,530,397	Bank of America, N.A.	06/02/22	3,160
	$908,324	RON	4,282,163	Bank of America, N.A.	05/31/22	(753)
KRW	11,970,989,368		$9,460,241	Bank of America, N.A.	05/03/22	47,605
PEN	2,703,500		$707,964	Bank of America, N.A.	05/03/22	(3,736)
Total						$1,994,141
	$882,280	KRW	1,116,437,000	Citibank N.A.	05/03/22	$(4,440)
GBP	2,590,642		$3,257,676	Citibank N.A.	07/29/22	1,358
KRW	1116437000		$906523	Citibank N.A.	44684	(19,803)
Total						$(22,885)
	$8,667,276	AUD	12,126,097	Morgan Stanley Capital Services	07/29/22	$86,212
	$520,079	GBP	398,716	Morgan Stanley Capital Services	06/30/22	18,634
	$57,586,134	JPY	6,638,020,985	Morgan Stanley Capital Services	05/02/22	6,432,695
	$2,247,945	NOK	20,918,393	Morgan Stanley Capital Services	07/29/22	16,475
	$722,372	PEN	2,703,500	Morgan Stanley Capital Services	05/03/22	18,145
	$476,359	PLN	2,136,316	Morgan Stanley Capital Services	05/31/22	(3,651)
JPY	402,936,054		$3,316,091	Morgan Stanley Capital Services	05/02/22	(211,014)
PEN	2703500		$705249	Morgan Stanley Capital Services	05/03/22	(1,021)
SEK	6916490		$712452	Morgan Stanley Capital Services	07/29/22	(6,148)
Total						$6,350,327
	$15699746	CAD	20170516	Toronto Dominion Bank	07/29/22	$4,366
	$1299858	EUR	1225464	Toronto Dominion Bank	07/29/22	855
	$37512824	GBP	29896401	Toronto Dominion Bank	07/29/22	(96,914)
	$501392	GBP	398716	Toronto Dominion Bank	07/29/22	(194)
	$47265873	JPY	6032551352	Toronto Dominion Bank	07/29/22	591,340
	$8577961	KRW	10854552368	Toronto Dominion Bank	05/03/22	(43,165)
	$8425892	KRW	10683693984	Toronto Dominion Bank	06/03/22	(30,512)
CAD	1516679		$1181760	Toronto Dominion Bank	07/29/22	(1,579)
CNY	26677641		$3999958	Toronto Dominion Bank	07/29/22	(131)
EUR	1225464		$1294085	Toronto Dominion Bank	05/04/22	(1,082)
GBP	398716		$501273	Toronto Dominion Bank	06/30/22	172
GBP	631783		$792882	Toronto Dominion Bank	07/29/22	1,903
KRW	10854552368		$8560913	Toronto Dominion Bank	05/03/22	60,214
	$608200	ZAR	9736002	Toronto Dominion Bank	05/31/22	(6,099)
Total						$479,174
Total						$9,160,187
326

TIAA-CREF FUNDS – International Bond Fund

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RON	Romanian Leu
THB	Thai Baht
ZAR	South African Rand
327

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this semi-annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s semi-annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

13(a)(2)(i) Section 302 certification of the principal executive officer

13(a)(2)(ii) Section 302 certification of the principal financial officer

13(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF FUNDS

Dated: June 21, 2022	By:	/s/Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: June 21, 2022	By:	/s/Bradley Finkle
Bradley Finkle
Principal Executive Officer and President (principal executive officer)

Dated: June 21, 2022	By:	/s/E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting Officer and Treasurer (principal financial officer)